UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2018 through June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Access Funds

June 30, 2019

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period. Bond markets also generally provided positive returns, particularly in emerging markets and U.S. corporate debt.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Prices for emerging markets debt and high yield bonds (also known as junk bonds) benefitted from investor demand for higher yields in fixed income markets. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks. Within fixed income, emerging markets debt largely outperformed both U.S. investment grade debt and high yield bonds for the reporting period. For the twelve month reporting period, the S&P 500 returned 10.42% and the Bloomberg Barclays U.S. Aggregate Bond Index return 7.87%.

2	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	5.87%
Bloomberg Barclays Global Aggregate Index – Hedged USD	7.80%
MSCI World Index (net of foreign withholding taxes)	6.33%
Access Balanced Composite Benchmark	6.86%

Net Assets as of 6/30/2019	$531,702,930

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed both the Bloomberg Barclays Global Aggregate Index – Hedged USD, its broad based fixed income benchmark, and the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, for the twelve months ended June 30, 2019.

The Fund’s underweight allocation to core fixed income drove its underperformance relative to the Bloomberg Barclays Global Aggregate Index – Hedged USD. The Fund’s overweight allocation to non-U.S. developed market equity led to its underperformance relative to the MSCI World Index.

During the reporting period, the Fund’s Class I Shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (55%), Bloomberg Barclays Global Aggregate Index – Hedged USD (40%) and HFRX Global Hedge Fund Index (5%).

The Fund’s overweight allocation to equity and its underweight allocation to fixed income, as well as manager selection in non-

U.S. developed market equity and its manager selection in core fixed income, were leading detractors from performance relative to the composite benchmark. The Fund’s overweight allocation and its manager selection in U.S. equity were leading contributors to performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and exchange-traded funds.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

Relative to the MSCI World Index, the Fund’s portfolio managers employed an overweight position in developed market equity, in both the U.S. and international markets, during the reporting period. Within fixed income, the portfolio managers favored an underweight position in core bonds.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 ETF Trust	24.1%
2.	Vanguard Total International Bond ETF	13.9
3.	iShares Core S&P 500 ETF	13.1
4.	JPMorgan Core Bond Fund, Class R6 Shares	10.0
5.	iShares MSCI EAFE ETF	9.0
6.	JPMorgan BetaBuilders Europe ETF	2.8
7.	JPMorgan BetaBuilders Canada ETF	2.1
8.	JPMorgan Core Plus Bond Fund, Class R6 Shares	2.1
9.	JPMorgan Mortgage-Backed Securities Fund, Class R6 Shares	2.0
10.	JPMorgan Corporate Bond Fund, Class R6 Shares	1.9

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	38.1%
Fixed Income	36.5
International Equity	18.8
Alternative Assets	5.2
Short-Term Investments	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

4	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge*		0.90%	2.65%	4.27%
Without Sales Charge		5.64	3.60	4.76
CLASS C SHARES	January 4, 2010
With CDSC**		4.09	3.09	4.26
Without CDSC		5.09	3.09	4.26
CLASS I SHARES	September 30, 2009	5.87	3.88	5.04
CLASS L SHARES	September 30, 2009	6.04	4.03	5.20

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Balanced Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index Hedged (40%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

Global Aggregate Index (35%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%). From the inception date of September 30, 2009 to June 30, 2011, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	5.59%
MSCI World Index (net of foreign withholding taxes)	6.33%
Bloomberg Barclays Global Aggregate Index – Hedged USD	7.80%
Access Growth Composite Benchmark	6.46%

Net Assets as of 6/30/2019	$499,525,888

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed both the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, and the Bloomberg Barclays Global Aggregate Index – Hedged USD, its broad based fixed income benchmark, for the twelve months ended June 30, 2019.

The Fund’s manager selection in core fixed income led to underperformance relative to the Bloomberg Barclays Global Aggregate Index – Hedged USD. The Fund’s manager selection in non-U.S. developed market equity led to underperformance relative to the MSCI World Index.

For the reporting period, the Fund’s Class I shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (75%), Bloomberg Barclays Global Aggregate Index – Hedged USD (20%), and HFRX Global Hedge Fund Index (5%).

The Fund’s overweight allocation to equity and its underweight allocation to fixed income, as well as manager selection in non-

U.S. developed market equity and core fixed income were leading detractors from performance relative to the composite benchmark. The Fund’s manager selection in U.S. equity was a leading contributor to performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and exchange-traded funds.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

Relative to the MSCI World Index, the Fund’s portfolio managers employed an overweight position in developed market equity during the reporting period. Within fixed income, the Fund’s portfolio managers favored an underweight position in core bonds.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 ETF Trust	30.0%
2.	iShares Core S&P 500 ETF	17.1
3.	iShares MSCI EAFE ETF	12.8
4.	Vanguard Total International Bond ETF	6.0
5.	JPMorgan Core Bond Fund, Class R6 Shares	5.7
6.	JPMorgan BetaBuilders Europe ETF	3.9
7.	JPMorgan BetaBuilders Canada ETF	3.1
8.	Lord Abbett Short Duration Income Fund, Class F3	1.9
9.	Marshall Wace UCITS Fund plc (Ireland), Class F	1.7
10.	JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	1.5

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	49.2%
International Equity	27.6
Fixed Income	16.6
Alternative Assets	5.1
Short-Term Investments	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

8	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge*		0.59%	3.17%	5.19%
Without Sales Charge		5.30	4.13	5.69
CLASS C SHARES	January 4, 2010
With CDSC**		3.79	3.63	5.18
Without CDSC		4.79	3.63	5.18
CLASS I SHARES	September 30, 2009	5.59	4.42	5.97
CLASS L SHARES	September 30, 2009	5.76	4.58	6.13

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Growth Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index Hedged (20%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index (15%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Growth Composite

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). From the inception date of September 30, 2009 to June 30, 2011, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Exchange Traded Funds — 68.8%

Fixed Income — 16.7%

iShares TIPS Bond ETF	46,700	5,393,383

Vanguard Short-Term Bond ETF	120,500	9,703,865

Vanguard Total International Bond ETF	1,285,950	73,684,935

Total Fixed Income		88,782,183

International Equity — 14.9%

iShares MSCI EAFE ETF	723,940	47,584,576

iShares MSCI Japan ETF	73,150	3,992,527

JPMorgan BetaBuilders Canada ETF (a)	452,200	11,250,736

JPMorgan BetaBuilders Europe ETF (a)	622,400	14,999,840

JPMorgan BetaBuilders Japan ETF (a)	65,800	1,500,898

Total International Equity		79,328,577

U.S. Equity — 37.2%

iShares Core S&P 500 ETF	235,500	69,413,625

SPDR S&P 500 ETF Trust	437,000	128,041,000

Total U.S. Equity		197,454,625

Total Exchange Traded Funds (Cost $299,024,519)		365,565,385

Investment Companies — 26.6%

Alternative Assets — 5.2%

Blackstone Alternative Multi-Strategy Fund Class Y Shares	752,587	8,142,992

Boston Partners Global Long/Short Fund Class Institutional Shares*	219,827	2,371,931

CRM Long/Short Opportunities Fund Class Institutional Shares*	283,317	2,909,667

Equinox IPM Systematic Macro Fund Class I Shares	491,172	4,852,782

Marshall Wace UCITS Fund plc Class F Shares (Ireland)* (b)	58,199	9,086,327

Total Alternative Assets		27,363,699

Fixed Income — 19.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,496,528	53,014,071

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,304,051	10,967,067

JPMorgan Corporate Bond Fund Class R6 Shares (a)	1,024,103	10,261,509

JPMorgan Mortgage-Backed Securities Fund Class R6 Shares (a)	942,883	10,673,436

JPMorgan Short Duration Bond Fund Class R6 Shares (a)	906,655	9,864,411

Lord Abbett Short Duration Income Fund Class F3 Shares	2,410,803	10,173,587

Total Fixed Income		104,954,081

INVESTMENTS	SHARES	VALUE($)

International Equity — 0.9%

Oakmark International Fund Class Institutional Shares	210,355	4,852,889

U.S. Equity — 0.8%

JPMorgan Equity Focus Fund Class I Shares (a)	47,340	1,448,680

JPMorgan Equity Income Fund Class R6 Shares (a)	80,589	1,461,878

JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (a)	52,324	1,468,744

Total U.S. Equity		4,379,302

Total Investment Companies (Cost $136,618,087)		141,549,971

Common Stocks — 3.0%

Aerospace & Defense — 0.1%

Airbus SE (France)	1,847	261,390

Meggitt plc (United Kingdom)	9,624	64,119

Safran SA (France)	1,556	227,630

		553,139

Airlines — 0.0% (c)

Ryanair Holdings plc, ADR (Ireland)*	33	2,117

Auto Components — 0.0% (c)

Aisin Seiki Co. Ltd. (Japan)	500	17,248

Autoliv, Inc., SDR (Sweden)	415	29,311

Denso Corp. (Japan)	584	24,625

Magna International, Inc. (Canada)	1,323	65,753

Stanley Electric Co. Ltd. (Japan)	1,000	24,657

Sumitomo Rubber Industries Ltd. (Japan)	1,400	16,215

		177,809

Automobiles — 0.0% (c)

Honda Motor Co. Ltd. (Japan)	800	20,687

Suzuki Motor Corp. (Japan)	900	42,342

Toyota Motor Corp. (Japan)	1,600	99,302

		162,331

Banks — 0.2%

ABN AMRO Bank NV, CVA (Netherlands) (d)	2,492	53,323

Australia & New Zealand Banking Group Ltd. (Australia)	2,784	55,261

Barclays plc, ADR (United Kingdom)	1,039	7,907

BNP Paribas SA (France)	2,479	117,518

Commerzbank AG (Germany)	1,543	11,081

Danske Bank A/S (Denmark)	1,907	30,213

DBS Group Holdings Ltd. (Singapore)	4,920	94,513

DNB ASA (Norway)	6,112	113,889

Erste Group Bank AG (Austria)	476	17,652

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Banks — continued

HDFC Bank Ltd., ADR (India)	1,090	141,744

ING Groep NV (Netherlands)	6,207	71,900

Intesa Sanpaolo SpA (Italy)	14,602	31,260

Lloyds Banking Group plc (United Kingdom)	132,075	94,859

Mitsubishi UFJ Financial Group, Inc. (Japan)	12,600	60,013

National Bank of Canada (Canada)	1,243	59,048

Nordea Bank Abp (Finland)	4,006	29,088

Standard Chartered plc (United Kingdom)	4,558	41,350

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,100	39,965

Svenska Handelsbanken AB, Class A (Sweden)	11,818	116,628

United Overseas Bank Ltd. (Singapore)	1,900	36,731

		1,223,943

Beverages — 0.1%

Carlsberg A/S, Class B (Denmark)	1,472	195,330

Diageo plc (United Kingdom)	5,411	232,891

Kirin Holdings Co. Ltd. (Japan)	1,200	25,911

Pernod Ricard SA (France)	1,162	214,013

		668,145

Biotechnology — 0.1%

Ascendis Pharma A/S, ADR (Denmark)*	127	14,624

BeiGene Ltd., ADR (China)*	235	29,128

CSL Ltd. (Australia)	167	25,288

Galapagos NV (Belgium)*	274	35,388

Genmab A/S (Denmark)*	574	105,546

Grifols SA (Preference), Class B (Spain)	1,643	34,366

		244,340

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	1,897	42,801

Capital Markets — 0.1%

Close Brothers Group plc (United Kingdom)	486	8,723

Deutsche Boerse AG (Germany)	418	59,009

GAM Holding AG (Switzerland)*	1,372	6,350

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2,200	77,748

London Stock Exchange Group plc (United Kingdom)	2,562	178,531

Macquarie Group Ltd. (Australia)	641	56,540

		386,901

Chemicals — 0.1%

Air Liquide SA (France)	697	97,488

Asahi Kasei Corp. (Japan)	11,154	119,243

BASF SE (Germany)	777	56,526

Covestro AG (Germany) (d)	539	27,440

INVESTMENTS	SHARES	VALUE($)

Chemicals — continued

Givaudan SA (Registered) (Switzerland)	21	59,315

Johnson Matthey plc (United Kingdom)	1,216	51,410

Kansai Paint Co. Ltd. (Japan)	2,447	51,426

Shin-Etsu Chemical Co. Ltd. (Japan)	602	56,324

Tosoh Corp. (Japan)	500	7,053

Umicore SA (Belgium)	1,057	33,921

		560,146

Communications Equipment — 0.0% (c)

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	3,996	37,929

Containers & Packaging — 0.0% (c)

Amcor plc (United Kingdom)	5,188	59,032

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	6,723	31,381

Element Fleet Management Corp. (Canada)	7,007	51,153

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	4,900	26,038

		108,572

Diversified Telecommunication Services — 0.1%

China Tower Corp. Ltd., Class H (China) (d)	452,000	118,728

Koninklijke KPN NV (Netherlands)	20,468	62,853

KT Corp. (South Korea)	891	22,096

Nippon Telegraph & Telephone Corp. (Japan)	3,900	181,700

Telecom Italia SpA (Italy)	37,207	19,292

Telefonica Deutschland Holding AG (Germany)	13,294	37,141

Telefonica SA (Spain)	4,103	33,740

Telstra Corp. Ltd. (Australia)	3,666	9,913

		485,463

Electric Utilities — 0.1%

Enel SpA (Italy)	15,760	109,938

Iberdrola SA (Spain)	9,061	90,213

		200,151

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	2,961	59,363

Legrand SA (France)	478	34,946

Melrose Industries plc (United Kingdom)	15,838	36,408

Mitsubishi Electric Corp. (Japan)	6,500	85,930

Nidec Corp. (Japan)	478	65,646

Prysmian SpA (Italy)	1,528	31,571

		313,864

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	4,244	165,800

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Electronic Equipment, Instruments & Components — continued

Keyence Corp. (Japan)	346	213,386

Murata Manufacturing Co. Ltd. (Japan)	3,067	138,079

Omron Corp. (Japan)	700	36,712

		553,977

Energy Equipment & Services — 0.0% (c)

WorleyParsons Ltd. (Australia)	3,384	35,178

Entertainment — 0.0% (c)

Modern Times Group MTG AB, Class B (Sweden)*	727	8,152

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	2,824	24,544

Scentre Group (Australia)	11,755	31,724

Unibail-Rodamco-Westfield (France)	157	23,521

		79,789

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	1,500	50,822

Welcia Holdings Co. Ltd. (Japan)	100	4,080

		54,902

Food Products — 0.1%

Danone SA (France)	1,315	111,344

Nestle SA (Registered) (Switzerland)	4,634	479,722

Wilmar International Ltd. (Singapore)	14,600	39,967

		631,033

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	5,000	25,416

Health Care Equipment & Supplies — 0.1%

Alcon, Inc. (Switzerland)*	386	23,835

Elekta AB, Class B (Sweden)	2,898	42,127

GN Store Nord A/S (Denmark)	659	30,807

Hoya Corp. (Japan)	619	47,573

Koninklijke Philips NV (Netherlands)	5,528	240,335

Sartorius AG (Preference) (Germany)	238	48,810

Siemens Healthineers AG (Germany) (d)	778	32,783

Sonova Holding AG (Registered) (Switzerland)	165	37,554

Straumann Holding AG (Registered) (Switzerland)	56	49,486

		553,310

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	1,188	64,508

Miraca Holdings, Inc. (Japan)	600	13,672

		78,180

INVESTMENTS	SHARES	VALUE($)

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom)	2,053	49,214

Huazhu Group Ltd., ADR (China)	1,200	43,500

InterContinental Hotels Group plc (United Kingdom)	829	54,523

Wynn Macau Ltd. (Macau)	7,262	16,257

		163,494

Household Durables — 0.0% (c)

Panasonic Corp. (Japan)	4,500	37,589

Persimmon plc (United Kingdom)	1,500	38,108

Sony Corp. (Japan)	700	36,785

		112,482

Household Products — 0.0% (c)

Reckitt Benckiser Group plc (United Kingdom)	1,152	90,956

Unicharm Corp. (Japan)	2,226	67,110

		158,066

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	1,500	34,134

Industrial Conglomerates — 0.1%

CK Hutchison Holdings Ltd. (Hong Kong)	6,096	60,129

DCC plc (United Kingdom)	556	49,602

Jardine Matheson Holdings Ltd. (Hong Kong)	1,686	106,341

Rheinmetall AG (Germany)	1,370	167,909

Siemens AG (Registered) (Germany)	1,195	142,271

		526,252

Insurance — 0.3%

AIA Group Ltd. (Hong Kong)	33,929	366,396

Aon plc	420	81,052

Aviva plc (United Kingdom)	7,674	40,646

AXA SA (France)	3,562	93,544

Direct Line Insurance Group plc (United Kingdom)	12,678	53,441

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	363	90,989

PICC Property & Casualty Co. Ltd., Class H (China)	22,000	23,738

Ping An Insurance Group Co. of China Ltd., Class H (China)	5,500	66,137

Prudential plc (United Kingdom)	7,268	158,668

RSA Insurance Group plc (United Kingdom)	3,489	25,569

Sampo OYJ, Class A (Finland)	565	26,670

Storebrand ASA (Norway)	6,825	50,232

Sun Life Financial, Inc. (Canada)	1,908	79,013

Tokio Marine Holdings, Inc. (Japan)	1,400	70,245

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Insurance — continued

Zurich Insurance Group AG (Switzerland)	201	69,938

		1,296,278

Interactive Media & Services — 0.0% (c)

Adevinta ASA, Class B (France)*	855	9,422

Baidu, Inc., ADR (China)*	171	20,069

NAVER Corp. (South Korea)	173	17,098

Tencent Holdings Ltd. (China)	1,518	68,673

Yahoo Japan Corp. (Japan)	6,800	20,002

YY, Inc., ADR (China)*	468	32,615

		167,879

Internet & Direct Marketing Retail — 0.0% (c)

Alibaba Group Holding Ltd., ADR (China)*	289	48,971

ASOS plc (United Kingdom)*	549	17,818

MercadoLibre, Inc. (Argentina)*	77	47,106

Naspers Ltd., Class N, ADR (South Africa)	634	30,705

Zalando SE (Germany)* (d)	582	25,769

		170,369

IT Services — 0.0% (c)

Obic Co. Ltd. (Japan)	600	68,187

Machinery — 0.1%

Knorr-Bremse AG (Germany)	314	34,991

SMC Corp. (Japan)	535	200,558

THK Co. Ltd. (Japan)	1,900	45,702

		281,251

Media — 0.1%

CyberAgent, Inc. (Japan)	700	25,509

Eutelsat Communications SA (France)	1,887	35,242

JCDecaux SA (France)	1,425	43,151

Nordic Entertainment Group AB, Class B (Sweden)	1,065	25,002

Stroeer SE & Co. KGaA (Germany)	448	33,656

WPP plc (United Kingdom)	4,520	56,936

		219,496

Metals & Mining — 0.1%

Antofagasta plc (Chile)	3,663	43,268

BHP Group Ltd. (Australia)	508	14,767

BHP Group plc (Australia)	2,335	59,716

Independence Group NL (Australia)	9,388	31,237

Mitsui Mining & Smelting Co. Ltd. (Japan)	700	16,826

Rio Tinto Ltd. (Australia)	344	25,190

Rio Tinto plc (Australia)	334	20,672

South32 Ltd. (Australia)	10,334	23,165

		234,841

INVESTMENTS	SHARES	VALUE($)

Multiline Retail — 0.0% (c)

Ryohin Keikaku Co. Ltd. (Japan)	122	22,105

Multi-Utilities — 0.0% (c)

E.ON SE (Germany)	1,815	19,693

Engie SA (France)	4,699	71,253

National Grid plc (United Kingdom)	4,337	46,124

		137,070

Oil, Gas & Consumable Fuels — 0.1%

Enbridge, Inc. (Canada)	1,805	65,195

Equinor ASA (Norway)	2,729	54,136

Royal Dutch Shell plc, Class B (Netherlands)	4,077	133,590

Royal Dutch Shell plc, Class B, ADR (Netherlands)	1,418	93,219

TOTAL SA (France)	3,002	168,394

		514,534

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	4,188	49,283

Personal Products — 0.1%

Kose Corp. (Japan)	254	42,871

L’Oreal SA (France)	759	215,805

Pola Orbis Holdings, Inc. (Japan)	600	16,813

Unilever plc (United Kingdom)	3,110	193,054

		468,543

Pharmaceuticals — 0.3%

Astellas Pharma, Inc. (Japan)	7,000	99,755

AstraZeneca plc (United Kingdom)	2,861	233,892

Bayer AG (Registered) (Germany)	1,416	98,214

GlaxoSmithKline plc, ADR (United Kingdom)	2,002	80,120

Hutchison China MediTech Ltd., ADR (Hong Kong)*	1,230	27,060

Novartis AG (Registered) (Switzerland)	2,222	202,850

Novo Nordisk A/S, Class B (Denmark)	4,648	237,407

Roche Holding AG (Switzerland)	574	161,402

Sanofi (France)	989	85,472

Shionogi & Co. Ltd. (Japan)	625	36,114

Takeda Pharmaceutical Co. Ltd., ADR (Japan)	1,145	20,267

		1,282,553

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	1,253	73,420

Recruit Holdings Co. Ltd. (Japan)	1,500	50,223

RELX plc (United Kingdom)	4,040	97,988

TechnoPro Holdings, Inc. (Japan)	300	16,015

		237,646

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Real Estate Management & Development — 0.0% (c)

Mitsui Fudosan Co. Ltd. (Japan)	2,200	53,469

Road & Rail — 0.0% (c)

Canadian National Railway Co. (Canada)	300	27,744

Central Japan Railway Co. (Japan)	200	40,102

DSV A/S (Denmark)	480	47,265

		115,111

Semiconductors & Semiconductor Equipment — 0.1%

ASML Holding NV (Netherlands)	961	199,974

Broadcom, Inc.	220	63,329

NXP Semiconductors NV (Netherlands)	675	65,887

Renesas Electronics Corp. (Japan)*	2,900	14,427

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3,872	151,666

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	14,000	107,077

Tokyo Electron Ltd. (Japan)	300	42,167

		644,527

Software — 0.0% (c)

SAP SE (Germany)	1,419	194,533

Specialty Retail — 0.0% (c)

BCA Marketplace plc (United Kingdom)	26,107	80,481

Kingfisher plc (United Kingdom)	14,990	40,858

		121,339

Technology Hardware, Storage & Peripherals — 0.0% (c)

Samsung Electronics Co. Ltd. (South Korea)	2,465	100,376

Samsung Electronics Co. Ltd., GDR (South Korea) (d)	30	24,845

		125,221

Textiles, Apparel & Luxury Goods — 0.2%

Burberry Group plc (United Kingdom)	2,059	48,803

China Hongxing Sports Ltd. (China)*‡	743,000	—

EssilorLuxottica SA (France)	1,681	219,071

Hermes International (France)	41	29,557

Kering SA (France)	302	178,247

LVMH Moet Hennessy Louis Vuitton SE (France)	403	171,326

Moncler SpA (Italy)	1,193	51,134

Samsonite International SA* (d)	25,373	58,385

		756,523

Tobacco — 0.0% (c)

British American Tobacco plc (United Kingdom)	810	28,282

Imperial Brands plc (United Kingdom)	1,488	34,916

		63,198

INVESTMENTS	SHARES	VALUE($)

Trading Companies & Distributors — 0.0% (c)

Mitsubishi Corp. (Japan)	1,900	50,208

Sumitomo Corp. (Japan)	5,600	85,053

		135,261

Wireless Telecommunication Services — 0.1%

SoftBank Group Corp. (Japan)	3,834	184,666

Vodafone Group plc, ADR (United Kingdom)	3,831	62,560

Vodafone Group plc (United Kingdom)	37,568	61,576

		308,802

Total Common Stocks (Cost $11,453,967)		15,909,067

Short-Term Investments — 1.4%

Investment Companies — 1.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.40% (a) (e) (Cost $7,552,835)	7,550,950	7,553,970

Total Investments — 99.8% (Cost $454,649,408)		530,578,393
Other Assets Less Liabilities — 0.2% (f)		1,124,537

NET ASSETS — 100.0%		$531,702,930

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY**

United States	93.9%

Ireland	1.7

Others (each less than 1.0%)	3.0

Short-Term Investments	1.4

**	Percentages indicated are based on total investments as of June 30, 2019.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
TIPS	Treasury Inflation Protected Security
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(b)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	The rate shown is the current yield as of June 30, 2019.
(f)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Exchange Traded Funds — 75.2%

Fixed Income — 7.0%

Vanguard Short-Term Bond ETF	57,200	4,606,316

Vanguard Total International Bond ETF	524,600	30,059,580

Total Fixed Income		34,665,896

International Equity — 21.3%

iShares MSCI EAFE ETF	967,850	63,616,781

iShares MSCI Japan ETF	98,312	5,365,869

JPMorgan BetaBuilders Canada ETF (a)	611,500	15,214,120

JPMorgan BetaBuilders Developed Asia EX-Japan ETF (a)	39,700	1,044,110

JPMorgan BetaBuilders Europe ETF (a)	802,200	19,333,020

JPMorgan BetaBuilders Japan ETF (a)	75,500	1,722,155

Total International Equity		106,296,055

U.S. Equity — 46.9%

iShares Core S&P 500 ETF	288,900	85,153,275

SPDR S&P 500 ETF Trust	509,600	149,312,800

Total U.S. Equity		234,466,075

Total Exchange Traded Funds (Cost $296,787,333)		375,428,026

Investment Companies — 19.3%

Alternative Assets — 5.1%

Blackstone Alternative Multi-Strategy Fund Class Y Shares	658,514	7,125,118

Boston Partners Global Long/Short Fund Class Institutional Shares*	221,453	2,389,473

CRM Long/Short Opportunities Fund Class Institutional Shares*	259,177	2,661,746

Equinox IPM Systematic Macro Fund Class I Shares	482,179	4,763,926

Marshall Wace UCITS Fund plc Class F Shares (Ireland)* (b)	55,063	8,596,744

Total Alternative Assets		25,537,007

Fixed Income — 9.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,386,694	28,139,117

JPMorgan Mortgage-Backed Securities Fund Class R6 Shares (a)	435,594	4,930,928

JPMorgan Short Duration Bond Fund Class R6 Shares (a)	461,868	5,025,127

Lord Abbett Short Duration Income Fund Class F3 Shares	2,290,321	9,665,153

Total Fixed Income		47,760,325

International Equity — 2.5%

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	341,812	7,359,202

INVESTMENTS	SHARES	VALUE($)

International Equity — continued

Oakmark International Fund Class Institutional Shares	223,491	5,155,946

Total International Equity		12,515,148

U.S. Equity — 2.1%

JPMorgan Equity Focus Fund Class I Shares (a)	107,935	3,302,979

JPMorgan Equity Income Fund Class R6 Shares (a)	204,035	3,701,202

JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (a)	127,376	3,575,436

Total U.S. Equity		10,579,617

Total Investment Companies (Cost $90,736,711)		96,392,097

Common Stocks — 3.8%

Aerospace & Defense — 0.1%

Airbus SE (France)	2,149	304,130

Meggitt plc (United Kingdom)	11,192	74,566

Safran SA (France)	1,904	278,539

		657,235

Auto Components — 0.1%

Aisin Seiki Co. Ltd. (Japan)	600	20,697

Autoliv, Inc., SDR (Sweden)	486	34,325

Denso Corp. (Japan)	710	29,938

Magna International, Inc. (Canada)	1,462	72,661

Stanley Electric Co. Ltd. (Japan)	1,100	27,123

Sumitomo Rubber Industries Ltd. (Japan)	1,600	18,532

		203,276

Automobiles — 0.0% (c)

Honda Motor Co. Ltd. (Japan)	1,000	25,859

Suzuki Motor Corp. (Japan)	1,000	47,046

Toyota Motor Corp. (Japan)	1,900	117,921

		190,826

Banks — 0.3%

ABN AMRO Bank NV, CVA (Netherlands) (d)	2,844	60,854

Australia & New Zealand Banking Group Ltd. (Australia)	3,256	64,629

Barclays plc, ADR (United Kingdom)	1,446	11,004

BNP Paribas SA (France)	2,832	134,252

Commerzbank AG (Germany)	1,804	12,955

Danske Bank A/S (Denmark)	2,218	35,140

DBS Group Holdings Ltd. (Singapore)	5,741	110,285

DNB ASA (Norway)	7,559	140,852

Erste Group Bank AG (Austria)	556	20,619

HDFC Bank Ltd., ADR (India)	1,055	137,192

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Banks — continued

ING Groep NV (Netherlands)	7,100	82,245

Intesa Sanpaolo SpA (Italy)	17,076	36,556

Lloyds Banking Group plc (United Kingdom)	156,497	112,399

Mitsubishi UFJ Financial Group, Inc. (Japan)	14,400	68,587

National Bank of Canada (Canada)	1,408	66,887

Nordea Bank Abp (Finland)	4,685	34,019

Standard Chartered plc (United Kingdom)	5,330	48,353

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,200	43,598

Svenska Handelsbanken AB, Class A (Sweden)	14,156	139,701

United Overseas Bank Ltd. (Singapore)	2,100	40,598

		1,400,725

Beverages — 0.2%

Carlsberg A/S, Class B (Denmark)	1,801	238,988

Diageo plc (United Kingdom)	6,319	271,972

Kirin Holdings Co. Ltd. (Japan)	1,400	30,229

Pernod Ricard SA (France)	1,419	261,346

		802,535

Biotechnology — 0.1%

Ascendis Pharma A/S, ADR (Denmark)*	170	19,575

BeiGene Ltd., ADR (China)*	475	58,876

CSL Ltd. (Australia)	195	29,528

Galapagos NV (Belgium)*	327	42,233

Genmab A/S (Denmark)*	712	130,921

Grifols SA (Preference), Class B (Spain)	2,396	50,116

		331,249

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	2,752	62,093

Capital Markets — 0.1%

Close Brothers Group plc (United Kingdom)	690	12,384

Deutsche Boerse AG (Germany)	509	71,856

GAM Holding AG (Switzerland)*	1,605	7,428

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	4,900	173,166

London Stock Exchange Group plc (United Kingdom)	2,957	206,057

Macquarie Group Ltd. (Australia)	750	66,155

		537,046

Chemicals — 0.1%

Air Liquide SA (France)	902	126,161

Asahi Kasei Corp. (Japan)	13,278	141,949

BASF SE (Germany)	886	64,456

Covestro AG (Germany) (d)	630	32,073

Givaudan SA (Registered) (Switzerland)	25	70,613

INVESTMENTS	SHARES	VALUE($)

Chemicals — continued

Johnson Matthey plc (United Kingdom)	1,382	58,428

Kansai Paint Co. Ltd. (Japan)	3,003	63,111

Shin-Etsu Chemical Co. Ltd. (Japan)	738	69,049

Tosoh Corp. (Japan)	600	8,463

Umicore SA (Belgium)	1,139	36,553

		670,856

Communications Equipment — 0.0% (c)

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	4,634	43,985

Containers & Packaging — 0.0% (c)

Amcor plc (United Kingdom)	6,126	69,705

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	7,862	36,697

Element Fleet Management Corp. (Canada)	8,105	59,168

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	5,700	30,290

		126,155

Diversified Telecommunication Services — 0.1%

China Tower Corp. Ltd., Class H (China) (d)	564,000	148,147

Koninklijke KPN NV (Netherlands)	26,247	80,599

KT Corp. (South Korea)	1,048	25,989

Nippon Telegraph & Telephone Corp. (Japan)	4,600	214,313

Telecom Italia SpA (Italy)	46,812	24,272

Telefonica Deutschland Holding AG (Germany)	15,459	43,190

Telefonica SA (Spain)	4,798	39,455

Telstra Corp. Ltd. (Australia)	4,287	11,593

		587,558

Electric Utilities — 0.1%

Enel SpA (Italy)	18,582	129,624

Iberdrola SA (Spain)	11,038	109,896

		239,520

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	3,443	69,026

Legrand SA (France)	559	40,868

Melrose Industries plc (United Kingdom)	17,607	40,474

Mitsubishi Electric Corp. (Japan)	7,600	100,473

Nidec Corp. (Japan)	557	76,496

Prysmian SpA (Italy)	1,787	36,922

		364,259

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	5,124	200,179

Keyence Corp. (Japan)	424	261,490

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Electronic Equipment, Instruments & Components — continued

Murata Manufacturing Co. Ltd. (Japan)	3,667	165,091

Omron Corp. (Japan)	800	41,957

		668,717

Energy Equipment & Services — 0.0% (c)

WorleyParsons Ltd. (Australia)	3,958	41,145

Entertainment — 0.0% (c)

Modern Times Group MTG AB, Class B (Sweden)*	889	9,968

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	3,278	28,489

Scentre Group (Australia)	13,747	37,100

Unibail-Rodamco-Westfield (France)	183	27,416

		93,005

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	1,800	60,986

Welcia Holdings Co. Ltd. (Japan)	200	8,160

		69,146

Food Products — 0.2%

Danone SA (France)	1,603	135,730

Nestle SA (Registered) (Switzerland)	5,501	569,476

Wilmar International Ltd. (Singapore)	17,000	46,536

		751,742

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	5,500	27,958

Health Care Equipment & Supplies — 0.1%

Alcon, Inc. (Switzerland)*	448	27,664

Elekta AB, Class B (Sweden)	3,389	49,265

GN Store Nord A/S (Denmark)	771	36,042

Hoya Corp. (Japan)	733	56,334

Koninklijke Philips NV (Netherlands)	6,619	287,767

Sartorius AG (Preference) (Germany)	303	62,141

Siemens Healthineers AG (Germany) (d)	910	38,345

Sonova Holding AG (Registered) (Switzerland)	240	54,624

Straumann Holding AG (Registered) (Switzerland)	81	71,578

		683,760

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	1,361	73,902

Miraca Holdings, Inc. (Japan)	800	18,229

		92,131

INVESTMENTS	SHARES	VALUE($)

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom)	2,401	57,556

Huazhu Group Ltd., ADR (China)	1,600	58,000

InterContinental Hotels Group plc (United Kingdom)	1,019	67,020

Wynn Macau Ltd. (Macau)	8,809	19,720

		202,296

Household Durables — 0.0% (c)

Panasonic Corp. (Japan)	5,200	43,436

Persimmon plc (United Kingdom)	1,755	44,586

Sony Corp. (Japan)	800	42,040

		130,062

Household Products — 0.1%

Reckitt Benckiser Group plc (United Kingdom)	1,475	116,458

Unicharm Corp. (Japan)	3,246	97,862

		214,320

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	1,800	40,961

Industrial Conglomerates — 0.1%

CK Hutchison Holdings Ltd. (Hong Kong)	6,964	68,691

DCC plc (United Kingdom)	650	57,987

Jardine Matheson Holdings Ltd. (Hong Kong)	2,003	126,335

Rheinmetall AG (Germany)	1,725	211,418

Siemens AG (Registered) (Germany)	1,386	165,011

		629,442

Insurance — 0.3%

AIA Group Ltd. (Hong Kong)	37,269	402,464

Aon plc	550	106,139

Aviva plc (United Kingdom)	8,974	47,531

AXA SA (France)	4,195	110,168

Direct Line Insurance Group plc (United Kingdom)	14,466	60,978

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	428	107,281

PICC Property & Casualty Co. Ltd., Class H (China)	26,000	28,054

Ping An Insurance Group Co. of China Ltd., Class H (China)	6,000	72,149

Prudential plc (United Kingdom)	8,502	185,607

RSA Insurance Group plc (United Kingdom)	4,080	29,901

Sampo OYJ, Class A (Finland)	726	34,271

Storebrand ASA (Norway)	7,937	58,417

Sun Life Financial, Inc. (Canada)	2,184	90,442

Tokio Marine Holdings, Inc. (Japan)	1,700	85,298

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Insurance — continued

Zurich Insurance Group AG (Switzerland)	231	80,376

		1,499,076

Interactive Media & Services — 0.1%

Adevinta ASA, Class B (France)*	1,035	11,405

Baidu, Inc., ADR (China)*	200	23,472

NAVER Corp. (South Korea)	202	19,964

Tencent Holdings Ltd. (China)	2,046	92,560

Yahoo Japan Corp. (Japan)	8,400	24,709

YY, Inc., ADR (China)*	547	38,120

		210,230

Internet & Direct Marketing Retail — 0.0% (c)

Alibaba Group Holding Ltd., ADR (China) *	326	55,241

ASOS plc (United Kingdom)*	639	20,739

MercadoLibre, Inc. (Argentina)*	82	50,165

Naspers Ltd., Class N, ADR (South Africa)	924	44,750

Zalando SE (Germany)* (d)	680	30,108

		201,003

IT Services — 0.0% (c)

Obic Co. Ltd. (Japan)	900	102,281

Machinery — 0.1%

Knorr-Bremse AG (Germany)	367	40,897

SMC Corp. (Japan)	609	228,299

THK Co. Ltd. (Japan)	2,200	52,918

		322,114

Media — 0.1%

CyberAgent, Inc. (Japan)	800	29,154

Eutelsat Communications SA (France)	2,194	40,975

JCDecaux SA (France)	1,678	50,812

Nordic Entertainment Group AB, Class B (Sweden)	1,452	34,087

Stroeer SE & Co. KGaA (Germany)	524	39,366

WPP plc (United Kingdom)	5,157	64,960

		259,354

Metals & Mining — 0.1%

Antofagasta plc (Chile)	4,017	47,449

BHP Group Ltd. (Australia)	722	20,988

BHP Group plc (Australia)	2,553	65,291

Independence Group NL (Australia)	10,979	36,530

Mitsui Mining & Smelting Co. Ltd. (Japan)	900	21,634

Rio Tinto Ltd. (Australia)	402	29,437

Rio Tinto plc (Australia)	487	30,142

South32 Ltd. (Australia)	12,086	27,092

		278,563

INVESTMENTS	SHARES	VALUE($)

Multiline Retail — 0.0% (c)

Ryohin Keikaku Co. Ltd. (Japan)	178	32,251

Multi-Utilities — 0.0% (c)

E.ON SE (Germany)	2,123	23,035

Engie SA (France)	5,398	81,852

National Grid plc (United Kingdom)	5,072	53,940

		158,827

Oil, Gas & Consumable Fuels — 0.1%

Enbridge, Inc. (Canada)	2,633	95,102

Equinor ASA (Norway)	3,173	62,944

Royal Dutch Shell plc, Class B (Netherlands)	5,006	164,030

Royal Dutch Shell plc, Class B, ADR (Netherlands)	1,619	106,433

TOTAL SA (France)	3,733	209,398

		637,907

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	4,549	53,531

Personal Products — 0.1%

Kose Corp. (Japan)	371	62,618

L’Oreal SA (France)	906	257,601

Pola Orbis Holdings, Inc. (Japan)	700	19,616

Unilever plc (United Kingdom)	3,609	224,030

		563,865

Pharmaceuticals — 0.3%

Astellas Pharma, Inc. (Japan)	8,100	115,431

AstraZeneca plc (United Kingdom)	3,202	261,769

Bayer AG (Registered) (Germany)	1,612	111,809

GlaxoSmithKline plc, ADR (United Kingdom)	2,295	91,846

Hutchison China MediTech Ltd., ADR (Hong Kong)*	1,794	39,468

Novartis AG (Registered) (Switzerland)	2,692	245,757

Novo Nordisk A/S, Class B (Denmark)	5,868	299,721

Roche Holding AG (Switzerland)	666	187,271

Sanofi (France)	1,148	99,213

Shionogi & Co. Ltd. (Japan)	779	45,013

Takeda Pharmaceutical Co. Ltd., ADR (Japan)	1,310	23,187

		1,520,485

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	1,546	90,589

Recruit Holdings Co. Ltd. (Japan)	1,700	56,919

RELX plc (United Kingdom)	4,746	115,112

TechnoPro Holdings, Inc. (Japan)	400	21,352

		283,972

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Real Estate Management & Development — 0.0% (c)

Mitsui Fudosan Co. Ltd. (Japan)	2,500	60,761

Road & Rail — 0.0% (c)

Canadian National Railway Co. (Canada)	438	40,506

Central Japan Railway Co. (Japan)	300	60,153

DSV A/S (Denmark)	700	68,929

		169,588

Semiconductors & Semiconductor Equipment — 0.2%

ASML Holding NV (Netherlands)	1,131	235,350

Broadcom, Inc.	258	74,268

NXP Semiconductors NV (Netherlands)	768	74,964

Renesas Electronics Corp. (Japan)*	4,100	20,397

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4,717	184,765

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	16,000	122,374

Tokyo Electron Ltd. (Japan)	400	56,222

		768,340

Software — 0.1%

SAP SE (Germany)	1,730	237,169

Specialty Retail — 0.0% (c)

BCA Marketplace plc (United Kingdom)	33,271	102,567

Kingfisher plc (United Kingdom)	17,530	47,781

		150,348

Technology Hardware, Storage & Peripherals — 0.0% (c)

Samsung Electronics Co. Ltd. (South Korea)	2,828	115,157

Samsung Electronics Co. Ltd., GDR (South Korea) (d)	44	36,440

		151,597

Textiles, Apparel & Luxury Goods — 0.2%

Burberry Group plc (United Kingdom)	2,408	57,075

China Hongxing Sports Ltd. (China)* ‡	755,000	—

EssilorLuxottica SA (France)	1,725	224,806

Hermes International (France)	60	43,254

Kering SA (France)	367	216,612

LVMH Moet Hennessy Louis Vuitton SE (France)	488	207,461

Moncler SpA (Italy)	1,356	58,120

Samsonite International SA* (d)	27,367	62,974

		870,302

Tobacco — 0.0% (c)

British American Tobacco plc (United Kingdom)	635	22,172

Imperial Brands plc (United Kingdom)	2,170	50,919

		73,091

INVESTMENTS	SHARES	VALUE($)

Trading Companies & Distributors — 0.0% (c)

Mitsubishi Corp. (Japan)	2,200	58,136

Sumitomo Corp. (Japan)	6,500	98,722

		156,858

Wireless Telecommunication Services — 0.1%

SoftBank Group Corp. (Japan)	3,578	172,335

Vodafone Group plc (United Kingdom)	46,785	76,684

Vodafone Group plc, ADR (United Kingdom)	4,400	71,852

		320,871

Total Common Stocks (Cost $13,710,796)		19,024,060

Short-Term Investments — 1.5%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.40% (a) (e) (Cost $7,533,454)	7,531,105	7,534,117

Total Investments — 99.8% (Cost $408,768,294)		498,378,300
Other Assets Less Liabilities — 0.2% (f)		1,147,588

NET ASSETS — 100.0%		$499,525,888

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY**

United States	93.0%

Ireland	1.7

Others (each less than 1.0%)	3.8

Short-Term Investments	1.5

**	Percentages indicated are based on total investments as of June 30, 2019.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.

(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	The rate shown is the current yield as of June 30, 2019.
(f)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$396,113,153	$397,496,787
Investments in affiliates, at value	134,465,240	100,881,513
Cash	104,979	101,330
Foreign currency, at value	127,146	155,663
Receivables:
Investment securities sold	2,499,458	2,297,200
Fund shares sold	—	123
Dividends from non-affiliates	660,851	778,526
Dividends from affiliates	11,790	10,550
Tax reclaims	126,064	160,911

Total Assets	534,108,681	501,882,603

LIABILITIES:
Payables:
Distributions	26	373
Investment securities purchased	12,852	15,608
Fund shares redeemed	1,978,539	1,939,040
Accrued liabilities:
Investment advisory fees	152,597	149,031
Administration fees	32,664	30,552
Distribution fees	1,682	675
Service fees	61,499	61,711
Custodian and accounting fees	31,836	25,327
Other	134,056	134,398

Total Liabilities	2,405,751	2,356,715

Net Assets	$531,702,930	$499,525,888

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
NET ASSETS:
Paid-in-Capital	$451,782,972	$399,527,234
Total distributable earnings (loss) (a)	79,919,958	99,998,654

Total Net Assets	$531,702,930	$499,525,888

Net Assets:
Class A	$827,067	$583,288
Class C	2,488,282	897,849
Class I	147,356,503	177,269,798
Class L	381,031,078	320,774,953

Total	$531,702,930	$499,525,888

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	50,755	32,888
Class C	153,593	51,503
Class I	9,030,796	9,988,132
Class L	23,377,154	18,073,028

Net Asset Value (b):
Class A — Redemption price per share	$16.30	$17.74
Class C — Offering price per share (c)	16.20	17.43
Class I — Offering and redemption price per share	16.32	17.75
Class L — Offering and redemption price per share	16.30	17.75
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.07	$18.58

Cost of investments in non-affiliates	$323,965,565	$312,887,406
Cost of investments in affiliates	130,683,843	95,880,888
Cost of foreign currency	126,198	154,327

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$145	$91
Interest income from affiliates	1,936	1,476
Dividend income from non-affiliates	9,154,809	9,097,539
Dividend income from affiliates	4,600,684	3,169,494
Foreign taxes withheld	(58,514)	(73,611)

Total investment income	13,699,060	12,194,989

EXPENSES:
Investment advisory fees	4,131,168	3,875,081
Administration fees	430,472	403,929
Distribution fees:
Class A	1,745	1,663
Class C	22,363	7,182
Service fees:
Class A	1,745	1,663
Class C	7,454	2,394
Class I	376,790	462,953
Class L	396,365	329,810
Custodian and accounting fees	111,648	92,411
Interest expense to affiliates	535	498
Professional fees	121,597	129,796
Trustees’ and Chief Compliance Officer’s fees	50,932	50,796
Printing and mailing costs	24,076	21,847
Registration and filing fees	66,584	66,416
Transfer agency fees (See Note 2.F.)	5,864	9,380
Other	16,322	15,699

Total expenses	5,765,660	5,471,518

Less fees waived	(2,064,548)	(1,841,244)

Net expenses	3,701,112	3,630,274

Net investment income (loss)	9,997,948	8,564,715

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,160,439	1,748,650
Investments in affiliates	1,932,176	6,831,925
Foreign currency transactions	5,902	(1,056)

Net realized gain (loss)	7,098,517	8,579,519

Distributions of capital gains received from investment company non-affiliates	663,788	689,225
Distributions of capital gains received from investment company affiliates	2,553,630	4,554,498

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	9,854,358	12,322,451
Investments in affiliates	377,857	(8,069,474)
Foreign currency translations	2,712	2,637

Change in net unrealized appreciation/depreciation	10,234,927	4,255,614

Net realized/unrealized gains (losses)	20,550,862	18,078,856

Change in net assets resulting from operations	$30,548,810	$26,643,571

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,997,948	$9,260,585	$8,564,715	$7,349,855
Net realized gain (loss)	7,098,517	26,942,251	8,579,519	24,661,682
Distributions of capital gains received from investment company non-affiliates	663,788	581,497	689,225	783,186
Distributions of capital gains received from investment company affiliates	2,553,630	2,833,577	4,554,498	3,379,342
Change in net unrealized appreciation/depreciation	10,234,927	(2,209,805)	4,255,614	7,068,199

Change in net assets resulting from operations	30,548,810	37,408,105	26,643,571	43,242,264

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(37,000)	(52,750)	(39,785)	(54,273)
Class C	(175,356)	(208,240)	(52,611)	(66,279)
Class I	(9,181,306)	(10,894,976)	(11,242,821)	(15,019,566)
Class L	(25,072,513)	(28,638,329)	(20,620,347)	(24,776,068)

Total distributions to shareholders	(34,466,175)	(39,794,295)	(31,955,564)	(39,916,186)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(39,427,676)	(47,216,976)	(38,773,042)	(17,609,711)

NET ASSETS:
Change in net assets	(43,345,041)	(49,603,166)	(44,085,035)	(14,283,633)
Beginning of period	575,047,971	624,651,137	543,610,923	557,894,556

End of period	$531,702,930	$575,047,971	$499,525,888	$543,610,923

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
Class A
From net investment income	$ (11,099)	$ (8,906)
From net realized gains	(41,651)	(45,367)
Class C
From net investment income	(36,092)	(8,831)
From net realized gains	(172,148)	(57,448)
Class I
From net investment income	(2,888,270)	(3,166,773)
From net realized gains	(8,006,706)	(11,852,793)
Class L
From net investment income	(8,057,863)	(5,712,634)
From net realized gains	(20,580,466)	(19,063,434)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$215,570	$—	$5,053	$211,365
Distributions reinvested	37,000	52,750	39,785	54,273
Cost of shares redeemed	(32,340)	(462,874)	(199,248)	(144,042)

Change in net assets resulting from Class A capital transactions	$220,230	$(410,124)	$(154,410)	$121,596

Class C
Proceeds from shares issued	$—	$—	$—	$32,300
Distributions reinvested	175,356	208,240	52,610	66,279
Cost of shares redeemed	(1,024,999)	(470,940)	(189,513)	(319,767)

Change in net assets resulting from Class C capital transactions	$(849,643)	$(262,700)	$(136,903)	$(221,188)

Class I
Proceeds from shares issued	$2,258,095	$10,985,897	$5,256,300	$7,514,228
Distributions reinvested	9,175,527	10,388,532	11,238,976	14,579,400
Cost of shares redeemed	(23,933,446)	(34,966,681)	(35,849,720)	(43,663,990)

Change in net assets resulting from Class I capital transactions	$(12,499,824)	$(13,592,252)	$(19,354,444)	$(21,570,362)

Class L
Proceeds from shares issued	$28,844,206	$25,518,756	$20,986,463	$32,724,381
Distributions reinvested	25,072,513	27,165,861	20,579,985	23,947,573
Cost of shares redeemed	(80,215,158)	(85,636,517)	(60,693,733)	(52,611,711)

Change in net assets resulting from Class L capital transactions	$(26,298,439)	$(32,951,900)	$(19,127,285)	$4,060,243

Total change in net assets resulting from capital transactions	$(39,427,676)	$(47,216,976)	$(38,773,042)	$(17,609,711)

SHARE TRANSACTIONS:
Class A
Issued	14,692	—	289	11,286
Reinvested	2,441	3,173	2,451	3,001
Redeemed	(2,084)	(27,876)	(11,581)	(7,909)

Change in Class A Shares	15,049	(24,703)	(8,841)	6,378

Class C
Issued	—	—	—	1,806
Reinvested	11,722	12,596	3,308	3,721
Redeemed	(68,041)	(28,403)	(10,960)	(17,476)

Change in Class C Shares	(56,319)	(15,807)	(7,652)	(11,949)

Class I
Issued	137,977	653,638	300,997	406,991
Reinvested	604,122	624,309	688,798	805,457
Redeemed	(1,491,911)	(2,089,120)	(2,086,561)	(2,392,765)

Change in Class I Shares	(749,812)	(811,173)	(1,096,766)	(1,180,317)

Class L
Issued	1,824,506	1,528,845	1,260,675	1,786,152
Reinvested	1,651,043	1,634,031	1,259,445	1,322,585
Redeemed	(5,068,316)	(5,111,612)	(3,564,899)	(2,883,837)

Change in Class L Shares	(1,592,767)	(1,948,736)	(1,044,779)	224,900

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Balanced Fund
Class A
Year Ended June 30, 2019	$16.43	$0.23	$0.60	$0.83	$(0.25)	$(0.71)	$(0.96)
Year Ended June 30, 2018	16.52	0.18	0.77	0.95	(0.23)	(0.81)	(1.04)
Year Ended June 30, 2017	15.14	0.17	1.40	1.57	(0.19)	—	(0.19)
Year Ended June 30, 2016	16.33	0.19	(0.63)	(0.44)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	17.49	0.11	(0.24)	(0.13)	(0.16)	(0.87)	(1.03)

Class C
Year Ended June 30, 2019	16.33	0.14	0.60	0.74	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2018	16.44	0.11	0.76	0.87	(0.17)	(0.81)	(0.98)
Year Ended June 30, 2017	15.07	0.11	1.38	1.49	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.25	0.09	(0.61)	(0.52)	(0.19)	(0.47)	(0.66)
Year Ended June 30, 2015	17.43	0.02	(0.24)	(0.22)	(0.09)	(0.87)	(0.96)

Class I
Year Ended June 30, 2019	16.44	0.27	0.60	0.87	(0.28)	(0.71)	(0.99)
Year Ended June 30, 2018	16.54	0.24	0.76	1.00	(0.29)	(0.81)	(1.10)
Year Ended June 30, 2017	15.16	0.23	1.39	1.62	(0.24)	—	(0.24)
Year Ended June 30, 2016	16.35	0.22	(0.62)	(0.40)	(0.32)	(0.47)	(0.79)
Year Ended June 30, 2015	17.51	0.16	(0.25)	(0.09)	(0.20)	(0.87)	(1.07)

Class L
Year Ended June 30, 2019	16.43	0.30	0.59	0.89	(0.31)	(0.71)	(1.02)
Year Ended June 30, 2018	16.52	0.26	0.77	1.03	(0.31)	(0.81)	(1.12)
Year Ended June 30, 2017	15.15	0.26	1.37	1.63	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.34	0.24	(0.62)	(0.38)	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2015	17.50	0.18	(0.25)	(0.07)	(0.22)	(0.87)	(1.09)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate

$16.30	5.57%	$827,067	1.03%	1.43%	1.41%	29%
16.43	5.77	586,609	1.07	1.09	1.44	26
16.52	10.37	997,894	1.02	1.09	1.46	33
15.14	(2.62)	1,978,218	1.02	1.22	1.50	29
16.33	(0.58)	1,940,818	1.12	0.66	1.61	57

16.20	5.02	2,488,282	1.53	0.90	1.90	29
16.33	5.25	3,427,701	1.54	0.67	1.91	26
16.44	9.89	3,709,864	1.51	0.70	1.95	33
15.07	(3.09)	5,187,943	1.50	0.62	1.98	29
16.25	(1.09)	6,922,123	1.62	0.15	2.11	57

16.32	5.87	147,356,503	0.78	1.71	1.15	29
16.44	6.03	160,835,084	0.79	1.42	1.16	26
16.54	10.73	175,172,082	0.74	1.44	1.18	33
15.16	(2.36)	247,656,863	0.72	1.40	1.20	29
16.35	(0.35)	344,160,437	0.85	0.93	1.34	57

16.30	5.97	381,031,078	0.63	1.86	1.00	29
16.43	6.27	410,198,577	0.63	1.57	1.00	26
16.52	10.85	444,771,297	0.59	1.61	1.03	33
15.15	(2.21)	500,206,132	0.57	1.55	1.05	29
16.34	(0.20)	699,091,716	0.70	1.08	1.19	57

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
JPMorgan Access Growth Fund
Class A
Year Ended June 30, 2019	$17.92	$0.22	$0.62	$0.84	$(0.23)	$(0.79)	$(1.02)	$17.74
Year Ended June 30, 2018	17.83	0.19	1.16	1.35	(0.22)	(1.04)	(1.26)	17.92
Year Ended June 30, 2017	15.84	0.10	2.05	2.15	(0.16)	—	(0.16)	17.83
Year Ended June 30, 2016	17.22	0.12	(0.83)	(0.71)	(0.21)	(0.46)	(0.67)	15.84
Year Ended June 30, 2015	18.67	0.07	(0.27)	(0.20)	(0.13)	(1.12)	(1.25)	17.22

Class C
Year Ended June 30, 2019	17.65	0.14	0.59	0.73	(0.16)	(0.79)	(0.95)	17.43
Year Ended June 30, 2018	17.59	0.07	1.18	1.25	(0.15)	(1.04)	(1.19)	17.65
Year Ended June 30, 2017	15.65	0.02	2.03	2.05	(0.11)	—	(0.11)	17.59
Year Ended June 30, 2016	17.04	0.04	(0.83)	(0.79)	(0.14)	(0.46)	(0.60)	15.65
Year Ended June 30, 2015	18.52	(0.02)	(0.26)	(0.28)	(0.08)	(1.12)	(1.20)	17.04

Class I
Year Ended June 30, 2019	17.94	0.27	0.61	0.88	(0.28)	(0.79)	(1.07)	17.75
Year Ended June 30, 2018	17.84	0.22	1.19	1.41	(0.27)	(1.04)	(1.31)	17.94
Year Ended June 30, 2017	15.87	0.19	2.02	2.21	(0.24)	—	(0.24)	17.84
Year Ended June 30, 2016	17.27	0.17	(0.86)	(0.69)	(0.25)	(0.46)	(0.71)	15.87
Year Ended June 30, 2015	18.69	0.12	(0.26)	(0.14)	(0.16)	(1.12)	(1.28)	17.27

Class L
Year Ended June 30, 2019	17.94	0.30	0.61	0.91	(0.31)	(0.79)	(1.10)	17.75
Year Ended June 30, 2018	17.85	0.25	1.18	1.43	(0.30)	(1.04)	(1.34)	17.94
Year Ended June 30, 2017	15.87	0.23	2.02	2.25	(0.27)	—	(0.27)	17.85
Year Ended June 30, 2016	17.27	0.20	(0.86)	(0.66)	(0.28)	(0.46)	(0.74)	15.87
Year Ended June 30, 2015	18.69	0.15	(0.27)	(0.12)	(0.18)	(1.12)	(1.30)	17.27

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate

5.30%	$583,288	1.06%	1.25%	1.42%	24%
7.55	747,949	1.13	1.03	1.48	27
13.64	630,482	1.08	0.58	1.49	34
(4.07)	3,006,756	1.05	0.74	1.48	30
(0.86)	6,468,814	1.16	0.42	1.62	67

4.73	897,849	1.55	0.80	1.91	24
7.09	1,044,204	1.57	0.41	1.92	27
13.14	1,250,992	1.57	0.13	1.97	34
(4.60)	4,474,251	1.55	0.25	1.98	30
(1.28)	7,483,257	1.66	(0.12)	2.13	67

5.53	177,269,798	0.80	1.56	1.16	24
7.93	198,850,277	0.81	1.21	1.16	27
14.01	218,861,239	0.79	1.13	1.20	34
(3.90)	313,659,670	0.78	1.06	1.21	30
(0.52)	416,947,169	0.90	0.67	1.36	67

5.70	320,774,953	0.65	1.72	1.00	24
8.03	342,968,493	0.66	1.37	1.01	27
14.26	337,151,843	0.64	1.35	1.04	34
(3.75)	352,351,886	0.63	1.21	1.06	30
(0.41)	480,555,232	0.75	0.82	1.21	67

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Access Balanced Fund	Class A, Class C, Class I and Class L	Diversified
JPMorgan Access Growth Fund	Class A, Class C, Class I and Class L	Diversified

The investment objective of the JPMorgan Access Balanced Fund (“Access Balanced Fund”) is to seek total return.

The investment objective of the JPMorgan Access Growth Fund (“Access Growth Fund”) is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class L Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.

34	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, including J.P Morgan Funds, excluding exchange traded funds (“ETFs”), (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$553,139	$—	$553,139
Auto Components	65,753	112,056	—	177,809
Automobiles	—	162,331	—	162,331
Banks	208,699	1,015,244	—	1,223,943
Beverages	—	668,145	—	668,145
Biotechnology	149,298	95,042	—	244,340
Building Products	—	42,801	—	42,801
Capital Markets	—	386,901	—	386,901
Chemicals	—	560,146	—	560,146
Communications Equipment	—	37,929	—	37,929
Containers & Packaging	—	59,032	—	59,032
Diversified Financial Services	51,153	57,419	—	108,572
Diversified Telecommunication Services	37,141	448,322	—	485,463
Electric Utilities	—	200,151	—	200,151
Electrical Equipment	—	313,864	—	313,864
Electronic Equipment, Instruments & Components	—	553,977	—	553,977
Energy Equipment & Services	—	35,178	—	35,178
Entertainment	—	8,152	—	8,152
Equity Real Estate Investment Trusts (REITs)	23,521	56,268	—	79,789
Food & Staples Retailing	—	54,902	—	54,902
Food Products	—	631,033	—	631,033
Gas Utilities	—	25,416	—	25,416
Health Care Equipment & Supplies	23,835	529,475	—	553,310
Health Care Providers & Services	—	78,180	—	78,180
Hotels, Restaurants & Leisure	43,500	119,994	—	163,494
Household Durables	—	112,482	—	112,482
Household Products	—	158,066	—	158,066

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Independent Power and Renewable Electricity Producers	$—	$34,134	$—		$34,134
Industrial Conglomerates	—	526,252	—		526,252
Insurance	160,065	1,136,213	—		1,296,278
Interactive Media & Services	62,106	105,773	—		167,879
Internet & Direct Marketing Retail	126,782	43,587	—		170,369
IT Services	—	68,187	—		68,187
Machinery	34,991	246,260	—		281,251
Media	25,002	194,494	—		219,496
Metals & Mining	—	234,841	—		234,841
Multiline Retail	—	22,105	—		22,105
Multi-Utilities	—	137,070	—		137,070
Oil, Gas & Consumable Fuels	158,414	356,120	—		514,534
Paper & Forest Products	—	49,283	—		49,283
Personal Products	—	468,543	—		468,543
Pharmaceuticals	127,447	1,155,106	—		1,282,553
Professional Services	—	237,646	—		237,646
Real Estate Management & Development	—	53,469	—		53,469
Road & Rail	27,744	87,367	—		115,111
Semiconductors & Semiconductor Equipment	280,882	363,645	—		644,527
Software	—	194,533	—		194,533
Specialty Retail	—	121,339	—		121,339
Technology Hardware, Storage & Peripherals	—	125,221	—		125,221
Textiles, Apparel & Luxury Goods	—	756,523	—	(a)	756,523
Tobacco	—	63,198	—		63,198
Trading Companies & Distributors	—	135,261	—		135,261
Wireless Telecommunication Services	62,560	246,242	—		308,802
Other Common Stocks	2,117	—	—		2,117

Total Common Stocks	1,671,010	14,238,057	—	(a)	15,909,067

Exchange Traded Funds	365,565,385	—	—		365,565,385
Investment Companies	132,463,644	—	—		132,463,644
Short-Term Investments
Investment Companies	7,553,970	—	—		7,553,970

Total Investments in Securities	$507,254,009	$14,238,057	$—	(a)	$521,492,066

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$657,235	$—	$657,235
Auto Components	72,661	130,615	—	203,276
Automobiles	—	190,826	—	190,826
Banks	215,083	1,185,642	—	1,400,725
Beverages	—	802,535	—	802,535
Biotechnology	209,372	121,877	—	331,249
Building Products	—	62,093	—	62,093
Capital Markets	—	537,046	—	537,046
Chemicals	—	670,856	—	670,856
Communications Equipment	—	43,985	—	43,985
Containers & Packaging	—	69,705	—	69,705
Diversified Financial Services	59,168	66,987	—	126,155
Diversified Telecommunication Services	43,190	544,368	—	587,558
Electric Utilities	—	239,520	—	239,520
Electrical Equipment	—	364,259	—	364,259

36	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Electronic Equipment, Instruments & Components	$—	$668,717	$—		$668,717
Energy Equipment & Services	—	41,145	—		41,145
Entertainment	—	9,968	—		9,968
Equity Real Estate Investment Trusts (REITs)	27,416	65,589	—		93,005
Food & Staples Retailing	—	69,146	—		69,146
Food Products	—	751,742	—		751,742
Gas Utilities	—	27,958	—		27,958
Health Care Equipment & Supplies	27,664	656,096	—		683,760
Health Care Providers & Services	—	92,131	—		92,131
Hotels, Restaurants & Leisure	58,000	144,296	—		202,296
Household Durables	—	130,062	—		130,062
Household Products	—	214,320	—		214,320
Independent Power and Renewable Electricity Producers	—	40,961	—		40,961
Industrial Conglomerates	—	629,442	—		629,442
Insurance	196,581	1,302,495	—		1,499,076
Interactive Media & Services	72,997	137,233	—		210,230
Internet & Direct Marketing Retail	150,156	50,847	—		201,003
IT Services	—	102,281	—		102,281
Machinery	40,897	281,217	—		322,114
Media	34,087	225,267	—		259,354
Metals & Mining	—	278,563	—		278,563
Multiline Retail	—	32,251	—		32,251
Multi-Utilities	—	158,827	—		158,827
Oil, Gas & Consumable Fuels	201,535	436,372	—		637,907
Paper & Forest Products	—	53,531	—		53,531
Personal Products	—	563,865	—		563,865
Pharmaceuticals	154,500	1,365,985	—		1,520,485
Professional Services	—	283,972	—		283,972
Real Estate Management & Development	—	60,761	—		60,761
Road & Rail	40,506	129,082	—		169,588
Semiconductors & Semiconductor Equipment	333,997	434,343	—		768,340
Software	—	237,169	—		237,169
Specialty Retail	—	150,348	—		150,348
Technology Hardware, Storage & Peripherals	—	151,597	—		151,597
Textiles, Apparel & Luxury Goods	—	870,302	—	(a)	870,302
Tobacco	—	73,091	—		73,091
Trading Companies & Distributors	—	156,858	—		156,858
Wireless Telecommunication Services	71,852	249,019	—		320,871

Total Common Stocks	2,009,662	17,014,398	—	(a)	19,024,060

Exchange Traded Funds	375,428,026	—	—		375,428,026
Investment Companies	87,795,353	—	—		87,795,353
Short-Term Investments
Investment Companies	7,534,117	—	—		7,534,117

Total Investments in Securities	$472,767,158	$17,014,398	$—	(a)	$489,781,556

(a)	Value is zero.

As of June 30, 2019, certain investment companies with a fair value of $9,086,327 and $8,596,744 have not been categorized in the fair value hierarchy as these investment companies were measured using the NAV per share as a practical expedient for the Access Balanced Fund and Access Growth Fund, respectively.

There were no transfers into and out of level 3 for the year ended June 30, 2019.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of June 30, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below.

Access Balanced Fund

	For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF Shares (a)	$—	$10,540,354	$—	$—	$710,382	$11,250,736	452,200	$118,833	$—
JPMorgan BetaBuilders Europe ETF Shares (a)	—	14,529,717	—	—	470,123	14,999,840	622,400	284,054	—
JPMorgan BetaBuilders Japan ETF Shares (a)	—	1,501,102	—	—	(204)	1,500,898	65,800	—	—
JPMorgan Core Bond Fund Class R6 Shares (a)	37,189,005	27,300,000	13,700,000	(416,263)	2,641,329	53,014,071	4,496,528	1,296,123	29,604
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	34,573,123	—	23,999,999	(713,597)	1,107,540	10,967,067	1,304,051	696,815	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	23,001,275	—	13,299,999	(1,265,781)	1,826,014	10,261,509	1,024,103	856,159	—
JPMorgan Equity Focus Fund Class I Shares (a)	7,477,575	—	5,399,999	1,303,456	(1,932,352)	1,448,680	47,340	81,048	808,950
JPMorgan Equity Income Fund Class R6 Shares (a)	7,832,118	—	6,500,000	(482,454)	612,214	1,461,878	80,589	148,235	199,504
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	18,748,006	—	17,833,254	4,385,570	(5,300,322)	—	—	60,705	539,171
JPMorgan High Yield Fund Class R6 Shares (a)	5,874,631	—	5,836,597	450,839	(488,873)	—	—	225,641	—
JPMorgan Mortgage-Backed Securities Fund Class R6 Shares (a)	—	10,400,000	—	—	273,436	10,673,436	942,883	146,986	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.40% (a)(b)	8,058,593	150,557,606	151,062,988	599	160	7,553,970	7,550,950	157,581	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	10,852,650	1,000,000	2,199,999	18,382	193,378	9,864,411	906,655	258,808	—
JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (a)	7,766,876	—	5,400,002	(1,351,820)	453,690	1,468,744	52,324	39,230	976,401
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	11,729,557	—	11,544,144	3,245	(188,658)	—	—	230,466	—

Total	$173,103,409	$215,828,779	$256,776,981	$1,932,176	$377,857	$134,465,240		$4,600,684	$2,553,630

38	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

Access Growth Fund

	For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF Shares (a)	$—	$14,055,618	$—	$—	$1,158,502	$15,214,120	611,500	$205,515	$—
JPMorgan BetaBuilders Developed Asia EX-Japan ETF Shares (a)	—	1,002,489	—	—	41,621	1,044,110	39,700	11,414	—
JPMorgan BetaBuilders Europe ETF Shares (a)	—	19,039,745	—	—	293,275	19,333,020	802,200	341,384	—
JPMorgan BetaBuilders Japan ETF Shares (a)	—	1,702,872	—	—	19,283	1,722,155	75,500	—	—
JPMorgan Core Bond Fund Class R6 Shares (a)	16,870,249	21,400,000	11,300,000	(269,422)	1,438,290	28,139,117	2,386,694	657,663	16,178
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	13,829,750	—	13,687,294	(344,763)	202,307	—	—	155,211	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	9,819,949	—	9,809,568	(526,447)	516,066	—	—	302,851	—
JPMorgan Equity Focus Fund Class I Shares (a)	7,077,061	—	3,200,000	718,063	(1,292,145)	3,302,979	107,935	82,121	819,661
JPMorgan Equity Income Fund Class R6 Shares (a)	7,367,346	—	3,900,000	(295,866)	529,722	3,701,202	204,035	158,933	199,978
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	46,364,488	—	36,200,001	8,428,282	(11,233,567)	7,359,202	341,812	814,281	2,492,079
JPMorgan Mortgage-Backed Securities Fund Class R6 Shares (a)	—	5,000,000	200,000	4,606	126,322	4,930,928	435,594	70,114	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.40% (a)(b)	10,429,343	147,012,548	149,909,041	1,729	(462)	7,534,117	7,531,105	166,207	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	9,415,596	—	4,500,000	8,333	101,198	5,025,127	461,868	162,553	—
JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (a)	7,637,912	—	3,200,000	(892,590)	30,114	3,575,436	127,376	41,247	1,026,602

Total	$128,811,694	$209,213,272	$235,905,904	$6,831,925	$(8,069,474)	$100,881,513		$3,169,494	$4,554,498

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Consolidated Statements of Operations (“CSOPs”).

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOPs. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOPs.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2019 are as follows:

	Class A	Class C	Class I	Class L	Total
Access Balanced Fund
Transfer agency fees	$74	$107	$2,806	$2,877	$5,864
Access Growth Fund
Transfer agency fees	115	73	6,692	2,500	9,380

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the CSOPs and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Access Balanced Fund	$(76,246)	$105,896	$(29,650)
Access Growth Fund	(79,365)	102,608	(23,243)

The reclassifications for the Funds relate primarily to investments in the subsidiary.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and

40	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

paid monthly at an annual rate of 0.75% of each Fund’s average daily net assets. The Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), sub-adviser to the Funds and a wholly-owned subsidiary of JPMorgan, have agreed to contractually waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by 0.30% through October 31, 2019.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.75% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiaries and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.70% of the portion of each Fund’s average daily net assets managed by JPMPI.

At June 30, 2019, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	96.9%	96.1%
Capital Guardian	1.6	2.0
T.Rowe Price	1.5	1.9

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds and its Subsidiaries. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an effective rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I and Class L Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS did not retain any front-end sales charges or CDSC.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
Access Balanced Fund	0.25%	0.25%	0.25%	0.10%
Access Growth Fund	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the CSOPs.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOPs.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOPs.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain underlying fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
Access Balanced Fund	1.55%	2.05%	1.30%	1.15%
Access Growth Fund	1.55	2.05	1.30	1.15

The expense limitation agreements were in effect for the year ended June 30, 2019 and are in place until at least October 31, 2019.

The Underlying Funds may impose separate investment advisory and service fees. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.75% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Class I Shares and 0.10% for shareholder servicing on affiliated investments for Class L Shares, the Adviser and JPMDS have contractually agreed to waive investment advisory and service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees not to exceed 0.45% during the period and affiliated service fees charged by the affiliated Underlying Funds. These contractual waivers are in place until at least October 31, 2019. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fess	Service Fees	Total
Access Balanced Fund	$2,050,655	$13,893	$2,064,548
Access Growth Fund	1,826,914	14,330	1,841,244

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2019, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

42	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$158,976,637	$220,863,198
Access Growth Fund	122,291,184	178,520,153

During the year ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiaries, held at June 30, 2019 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$478,380,687	$53,748,097	$1,509,648	$52,238,449
Access Growth Fund	428,862,995	71,692,956	2,137,973	69,554,983

The Federal income tax unrealized appreciation (depreciation) includes unrealized depreciation of the Funds’ investments in their Subsidiaries of approximately $20 million and $17 million for the Access Balanced Fund and the Access Growth Fund, respectively, which, if realized, is not deductible for income tax purposes.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and investments in passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the fiscal year ended June 30, 2019 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$10,503,147	$23,963,028	$34,466,175
Access Growth Fund	9,345,107	22,610,457	31,955,564

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the fiscal year ended June 30, 2018 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$11,217,034	$28,577,261	$39,794,295
Access Growth Fund	9,076,823	30,839,362	39,916,185

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$509,741	$8,861,529	$71,973,189
Access Growth Fund	471,739	14,534,231	86,501,884

For the Funds, the cumulative timing differences primarily consist of investments in PFICs, post-October capital loss deferrals and wash sale loss deferrals.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of:

	Net Capital Losses
	Short-Term	Long-Term
Access Balanced Fund	$1,389,160	$—
Access Growth Fund	1,476,669	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2019, the Funds each had one individual shareholder and/or affiliated omnibus account which owned more than 10% of the respective Fund’s outstanding shares as follows:

Access Balanced Fund	98.4%
Access Growth Fund	97.7

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield (commonly known as “junk bonds”), asset-backed and

44	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

Each Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related consolidated statements of operations for the year ended June 30, 2019, the consolidated statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

46	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

48	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	49

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

50	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019 and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Access Balanced Fund
Class A
Actual	$1,000.00	$1,119.00	$5.36	1.02%
Hypothetical	1,000.00	1,019.74	5.11	1.02
Class C
Actual	1,000.00	1,115.70	7.97	1.52
Hypothetical	1,000.00	1,017.26	7.60	1.52
Class I
Actual	1,000.00	1,120.20	4.05	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77
Class L
Actual	1,000.00	1,121.20	3.26	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62

JP Morgan Access Growth Fund
Class A
Actual	1,000.00	1,139.80	5.46	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class C
Actual	1,000.00	1,136.40	8.16	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class I
Actual	1,000.00	1,141.30	4.14	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class L
Actual	1,000.00	1,141.40	3.34	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2019	JPMORGAN ACCESS FUNDS	51

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019:

Dividends Received Deduction
JPMorgan Access Growth Fund	7.60%

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019:

Long-Term Capital Gain Distribution
JPMorgan Access Balanced Fund	$23,963,028
JPMorgan Access Growth Fund	22,610,457

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019:

Qualified Dividend Income
JPMorgan Access Balanced Fund	$4,190,499
JPMorgan Access Growth Fund	5,704,975

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2019, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2019 will be disclosed in the semiannual report for the period ended December 31, 2019.

52	JPMORGAN ACCESS FUNDS	JUNE 30, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-ACCESS-619

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2019

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Sustainable Equity Fund

JPMorgan Intrepid Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the following months and returned to record high levels by April 2019. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks, and growth stocks continued to outperform value stocks.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The team aims to capitalize on identified market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.50%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$2,598,759

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the health care and consumer discretionary sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Humana Inc., Walgreens Boots Alliance Inc. and Kohl’s Corp. Shares of Humana, a health insurance provider, fell along with its sector peers following the February introduction of the Medicare for All Act of 2019 in the U.S. House of Representatives. Shares of Walgreens, a retail pharmacy chain, fell amid price pressure on reimbursements from health insurers and shrinking profits in generic drugs. Shares of Kohl’s, a department store chain, fell after the company reported mixed results for the first quarter of 2019 and reduced its forecast for the full year 2019.

Leading individual contributors to the Fund’s relative performance included its overweight positions in VMware Inc. and Molina Healthcare Inc. and its underweight position in Nvidia Corp. Shares of VMware, a provider of cloud computing software not held in the Benchmark, rose after the company reported better-than-expected results for the third and fourth quarters of 2018. Shares of Molina Healthcare, a health insurance provider not held in the Benchmark, rose after the company reported better-than-expected results for the second quarter of 2018 and raised its full year 2018 forecast. Shares of Nvidia, a semiconductors manufacturer not held in the Fund, fell amid weak demand for its specialty semiconductors during the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.5%
2.	Comcast Corp., Class A	2.7
3.	Oracle Corp.	2.6
4.	Chevron Corp.	2.6
5.	Amgen, Inc.	2.4
6.	Cisco Systems, Inc.	2.4
7.	Bank of America Corp.	2.3
8.	Citigroup, Inc.	2.2
9.	American Express Co.	2.2
10.	Anthem, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.9%
Health Care	13.9
Financials	13.8
Consumer Discretionary	10.7
Communication Services	9.8
Industrials	8.3
Consumer Staples	6.3
Energy	5.7
Real Estate	3.3
Utilities	3.1
Materials	1.5
Investment of cash collateral from securities loaned	0.3
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		(1.24)%	7.47%	13.16%
Without Sales Charge		4.22	8.64	13.77
CLASS C SHARES	February 19, 2005
With CDSC**		2.72	8.10	13.21
Without CDSC		3.72	8.10	13.21
CLASS I SHARES	February 28, 2003	4.50	8.93	14.07
CLASS R2 SHARES	November 3, 2008	3.97	8.37	13.49
CLASS R5 SHARES	May 15, 2006	4.64	9.11	14.29
CLASS R6 SHARES	November 2, 2015	4.75	9.20	14.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.33%
Russell 1000 Growth Index	11.56%

Net Assets as of 6/30/2019 (In Thousands)	$1,148,338

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the consumer discretionary and communication services sectors was a leading detractor from relative performance, while the Fund’s security selection in the information technology and financials sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Kohl’s Corp., Foot Locker Inc., and Align Technology Inc. Shares of Kohl’s, a department store chain not held in the Benchmark, fell after the company reported lower-than-expected results for the first quarter of 2019 and reduced its forecast for the full year 2019. Shares of Foot Locker, an athletic shoes and apparel retail chain not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2019. Shares of Align Technology, a maker of dental devices, fell after the company issued a weaker-than-expected forecast for the fourth quarter of 2018.

Leading individual contributors to relative performance included the Fund’s overweight positions in VMware Inc. and Visa Inc., and its underweight position in Nvidia Corp. Shares of VMware, a provider of cloud computing software, rose after the company reported better-than-expected results for the third quarter of 2018 and raised its 2019 earnings forecast. Shares of Visa, a payment services provider, rose following several quarters of earnings growth. Shares of Nvidia, a semiconductor manufacturer not held in the Fund, fell amid weak demand for its specialty semiconductors during the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.9%
2.	Amazon.com, Inc.	4.2
3.	Apple, Inc.	4.0
4.	Visa, Inc., Class A	3.8
5.	PayPal Holdings, Inc.	2.9
6.	Oracle Corp.	2.9
7.	Alphabet, Inc., Class A	2.5
8.	Amgen, Inc.	2.4
9.	Cisco Systems, Inc.	2.3
10.	Gilead Sciences, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	36.3%
Consumer Discretionary	15.1
Health Care	13.7
Communication Services	11.1
Industrials	8.6
Consumer Staples	4.7
Financials	2.8
Real Estate	2.5
Energy	1.3
Materials	1.1
Others (each less than 1.0%)	0.5
Short-Term Investments	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		1.45%	10.58%	14.82%
Without Sales Charge		7.06	11.78	15.44
CLASS C SHARES	February 19, 2005
With CDSC**		5.53	11.23	14.88
Without CDSC		6.53	11.23	14.88
CLASS I SHARES	February 28, 2003	7.33	12.06	15.74
CLASS R2 SHARES	November 3, 2008	6.78	11.50	15.16
CLASS R5 SHARES	May 15, 2006	7.48	12.26	15.95
CLASS R6 SHARES	November 2, 2015	7.59	12.32	15.98

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth

Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.00%
Russell Midcap Index	7.83%

Net Assets as of 6/30/2019 (In Thousands)	$529,233

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the software & services sector and in the retail sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the finance and capital markets sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Foot Locker Inc., Sabre Corp. and Conduent Inc. Shares of Foot Locker, an athletic shoes and apparel retail chain, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2019. Shares of Sabre, a provider of software and services to the travel and tourism sector, fell after the company reduced its forecast for the full year 2019. Shares of Conduent, a provider of business process services, fell after the company reported lower-than-expected revenue for the third quarter of 2018 and reduced its earnings forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tribune Media Co., LPL Financial Holdings Inc. and Jacobs Engineering Group Inc. Shares of Tribune Media, a television broadcaster, rose after the company agreed to be acquired by Nexstar Media Group Inc. Shares of LPL Financial Holdings, a provider of services and technology to the financial sector, rose on better-than-expected earnings for the first quarter of 2019. Shares of Jacobs Engineering Group, a provider of services to the construction and aerospace industries, rose after the company reported better-than-expected earnings for the first quarter of 2019.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tyson Foods, Inc., Class A	2.2%
2.	Genpact Ltd.	2.0
3.	Xerox Corp.	2.0
4.	Wyndham Destinations, Inc.	1.9
5.	Masco Corp.	1.9
6.	Sinclair Broadcast Group, Inc., Class A	1.8
7.	Best Buy Co., Inc.	1.7
8.	Vistra Energy Corp.	1.7
9.	Realty Income Corp.	1.6
10.	MSCI, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.7%
Industrials	15.4
Consumer Discretionary	10.4
Financials	10.4
Health Care	10.2
Real Estate	9.7
Utilities	6.3
Communication Services	5.4
Materials	4.5
Consumer Staples	4.1
Energy	3.5
Investment of cash collateral from securities loaned	1.1
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		(4.53)%	4.65%	12.62%
Without Sales Charge		0.76	5.79	13.23
CLASS C SHARES	March 22, 1999
With CDSC**		(0.71)	5.19	12.55
Without CDSC		0.29	5.19	12.55
CLASS I SHARES	June 1, 1991	1.00	6.06	13.52
CLASS R3 SHARES	September 9, 2016	0.76	5.79	13.23
CLASS R4 SHARES	September 9, 2016	1.01	6.05	13.51
CLASS R6 SHARES	November 2, 2015	1.28	6.26	13.62

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.18%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$30,685

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the health care and energy sectors was a leading detractor from relative performance, while the Fund’s security selection in the information technology and materials sectors was a leading contributor to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Humana Inc., National-Oilwell Inc. and Walgreens Boots Alliance Inc. Shares of Humana, a health insurance provider, fell along with its sector peers after the February introduction of the Medicare for All Act of 2019 in the U.S. House of Representatives. Shares of National-Oilwell, a provider of equipment and technology to the oil and natural gas industry, fell after the company reported lower-than-expected results for the first quarter of 2019 amid weakness and volatility in global petroleum prices. Shares of Walgreens, a retail pharmacy chain, fell amid price pressure on reimbursements from health insurers and shrinking profits in generic drugs.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Ball Corp., Microsoft Corp. and eBay Inc. Shares of Ball, a packaging manufacturer, rose after the company reported better-than-expected revenue for the first quarter of 2019. Shares of Microsoft, a provider of software, services and devices, rose amid consistently better-than-expected quarterly earnings and revenue. Shares of eBay, an online auction platform operator, rose after the company reported better-than-expected earnings for the first quarter of 2019 and raised its forecast for the full year 2019.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.0%
2.	Cisco Systems, Inc.	2.9
3.	Verizon Communications, Inc.	2.8
4.	Alphabet, Inc., Class C	2.7
5.	Citigroup, Inc.	2.7
6.	PepsiCo, Inc.	2.7
7.	Amgen, Inc.	2.3
8.	American Express Co.	2.3
9.	CSX Corp.	2.2
10.	Travelers Cos., Inc. (The)	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.2%
Financials	13.7
Health Care	12.1
Consumer Discretionary	9.8
Communication Services	9.1
Industrials	9.0
Consumer Staples	6.6
Energy	5.2
Utilities	3.2
Real Estate	3.1
Materials	2.7
Short-Term Investments	5.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		4.13%	8.21%	13.93%
Without Sales Charge		9.90	9.38	14.54
CLASS C SHARES	February 19, 2005
With CDSC**		8.37	8.84	13.97
Without CDSC		9.37	8.84	13.97
CLASS I SHARES	February 28, 2003	10.18	9.66	14.83

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Sustainable Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.33%
Russell 1000 Value Index	8.46%

Net Assets as of 6/30/2019 (In Thousands)	$977,378

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the health care and information technology sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and consumer discretionary sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Humana Inc. and Qualcomm Inc., and its underweight position in Exxon Mobil Corp. Shares of Humana, a health insurance provider, fell along with its sector peers following the February introduction of the Medicare for All Act of 2019 in the U.S. House of Representatives. Shares of Qualcomm, a digital telecommunications technology provider, fell after the U.S. cited national security concerns in halting domestic companies’ use of equipment from Huawei Technologies Co. Shares of Exxon Mobil, a petroleum and natural gas production and distribution company not held in the Fund, rose after the company reported better-than-expected earnings for the fourth quarter of 2018.

Leading individual contributors to relative performance included the Fund’s overweight position in Travelers Cos. and its underweight positions in Wells Fargo & Co. and Intel Corp. Shares of Travelers, a property and casualty insurer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019. Shares of Wells Fargo, a banking and financial services company not held in the Fund, fell on lower-than-expected results for the first quarter of 2019 and amid investor uncertainty due to the departure of the company’s chief executive. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after the company issued a lower-than-expected forecast for the second quarter of 2019 and reduced its forecast for the full year 2019.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	3.4%
2.	Bank of America Corp.	3.4
3.	Citigroup, Inc.	3.2
4.	Comcast Corp., Class A	2.7
5.	Exelon Corp.	2.3
6.	Travelers Cos., Inc. (The)	2.2
7.	ConocoPhillips	2.2
8.	Verizon Communications, Inc.	2.2
9.	Pfizer, Inc.	2.0
10.	Allstate Corp. (The)	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.7%
Health Care	13.4
Energy	9.7
Industrials	8.3
Information Technology	8.0
Communication Services	7.7
Consumer Staples	7.4
Consumer Discretionary	7.1
Utilities	5.9
Real Estate	5.0
Materials	3.4
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		(1.37)%	5.05%	11.89%
Without Sales Charge		4.08	6.20	12.49
CLASS C SHARES	February 19, 2005
With CDSC**		2.57	5.67	11.93
Without CDSC		3.57	5.67	11.93
CLASS I SHARES	February 28, 2003	4.33	6.39	12.70
CLASS R2 SHARES	November 3, 2008	3.84	5.92	12.20
CLASS R5 SHARES	May 15, 2006	4.50	6.59	12.90
CLASS R6 SHARES	November 30, 2010	4.63	6.66	12.96

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%

Aerospace & Defense — 1.5%

Boeing Co. (The)	15	5,315

HEICO Corp.	97	13,033

TransDigm Group, Inc.*	45	21,771

		40,119

Air Freight & Logistics — 0.1%

Expeditors International of Washington, Inc.	21	1,578

Airlines — 0.9%

Spirit Airlines, Inc.*	41	1,952

United Continental Holdings, Inc.*	253	22,177

		24,129

Automobiles — 0.9%

General Motors Co.	610	23,511

Banks — 5.8%

Bank of America Corp.	2,049	59,427

Citigroup, Inc.	828	57,992

M&T Bank Corp.	24	4,133

Popular, Inc. (Puerto Rico)	273	14,818

Regions Financial Corp.	1,048	15,651

		152,021

Beverages — 1.5%

PepsiCo, Inc.	302	39,562

Biotechnology — 5.4%

AbbVie, Inc.	249	18,078

Amgen, Inc.	342	63,014

Celgene Corp.*	103	9,493

Gilead Sciences, Inc.	737	49,785

		140,370

Building Products — 0.4%

Armstrong World Industries, Inc.	118	11,479

Capital Markets — 0.5%

Ameriprise Financial, Inc.	98	14,255

Chemicals — 1.2%

CF Industries Holdings, Inc.	435	20,338

Huntsman Corp.	585	11,963

		32,301

Communications Equipment — 2.4%

Cisco Systems, Inc.	1,135	62,102

Consumer Finance — 3.7%

American Express Co.	465	57,387

Capital One Financial Corp.	162	14,727

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — continued

Credit Acceptance Corp.*	44	21,204

Discover Financial Services	40	3,088

		96,406

Containers & Packaging — 0.3%

Ball Corp.	102	7,104

Diversified Telecommunication Services — 0.8%

Verizon Communications, Inc.	352	20,098

Electric Utilities — 1.2%

Exelon Corp.	626	30,001

Electronic Equipment, Instruments & Components — 0.8%

Tech Data Corp.*	195	20,355

Entertainment — 0.8%

Live Nation Entertainment, Inc.*	312	20,683

Equity Real Estate Investment Trusts (REITs) — 3.3%

American Tower Corp.	143	29,257

Essex Property Trust, Inc.	66	19,297

Medical Properties Trust, Inc.	1,027	17,914

Ryman Hospitality Properties, Inc.	3	251

SBA Communications Corp.*	89	20,078

		86,797

Food & Staples Retailing — 0.8%

Walgreens Boots Alliance, Inc.	360	19,698

Food Products — 2.6%

General Mills, Inc.	467	24,538

Hershey Co. (The)	151	20,198

Pilgrim’s Pride Corp.*	185	4,695

Post Holdings, Inc.*	182	18,943

		68,374

Health Care Equipment & Supplies — 0.4%

DexCom, Inc.*	67	9,994

Health Care Providers & Services — 5.3%

Anthem, Inc.	198	55,906

Centene Corp.*	246	12,890

Humana, Inc.	58	15,308

McKesson Corp.	153	20,615

Tenet Healthcare Corp.*	516	10,650

UnitedHealth Group, Inc.	89	21,668

		137,037

Hotels, Restaurants & Leisure — 2.1%

Planet Fitness, Inc., Class A*	145	10,497

Starbucks Corp.	255	21,393

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Yum! Brands, Inc.	198	21,946

		53,836

Household Durables — 1.2%

Garmin Ltd.	206	16,423

PulteGroup, Inc.	463	14,653

		31,076

Household Products — 0.7%

Procter & Gamble Co. (The)	159	17,445

Independent Power and Renewable Electricity Producers — 1.9%

AES Corp.	1,062	17,798

NRG Energy, Inc.	499	17,514

Vistra Energy Corp.	663	14,999

		50,311

Industrial Conglomerates — 0.9%

Carlisle Cos., Inc.	97	13,620

Roper Technologies, Inc.	25	9,193

		22,813

Insurance — 3.7%

Allstate Corp. (The)	201	20,419

Lincoln National Corp.	301	19,387

Progressive Corp. (The)	127	10,175

Travelers Cos., Inc. (The)	301	44,946

		94,927

Interactive Media & Services — 2.7%

Alphabet, Inc., Class A*	29	31,076

Alphabet, Inc., Class C*	36	38,913

		69,989

Internet & Direct Marketing Retail — 2.8%

Amazon.com, Inc.*	22	40,903

eBay, Inc.	270	10,673

Etsy, Inc.*	143	8,794

Expedia Group, Inc.	84	11,201

		71,571

IT Services — 3.3%

Euronet Worldwide, Inc.*	123	20,626

Leidos Holdings, Inc.	271	21,615

Mastercard, Inc., Class A	80	21,030

PayPal Holdings, Inc.*	208	23,808

		87,079

Life Sciences Tools & Services — 0.7%

IQVIA Holdings, Inc.*	114	18,278

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 2.4%

Allison Transmission Holdings, Inc.	434	20,130

Caterpillar, Inc.	87	11,898

Cummins, Inc.	122	20,903

Dover Corp.	105	10,481

		63,412

Media — 5.6%

AMC Networks, Inc., Class A* (a)	286	15,590

Comcast Corp., Class A	1,672	70,696

Discovery, Inc., Class A* (a)	145	4,462

Discovery, Inc., Class C*	390	11,101

Nexstar Media Group, Inc., Class A	184	18,548

Omnicom Group, Inc.	47	3,819

Sinclair Broadcast Group, Inc., Class A	383	20,546

		144,762

Multiline Retail — 0.5%

Kohl’s Corp.	299	14,232

Oil, Gas & Consumable Fuels — 5.7%

Chevron Corp.	534	66,414

ConocoPhillips	749	45,658

CVR Energy, Inc.	133	6,669

HollyFrontier Corp.	302	13,953

PBF Energy, Inc., Class A	58	1,806

Peabody Energy Corp.	557	13,412

		147,912

Personal Products — 0.7%

Herbalife Nutrition Ltd.* (a)	420	17,938

Pharmaceuticals — 2.1%

Allergan plc	117	19,639

Eli Lilly & Co.	65	7,146

Horizon Therapeutics plc*	338	8,137

Jazz Pharmaceuticals plc*	142	20,258

		55,180

Professional Services — 0.5%

ManpowerGroup, Inc.	129	12,413

Road & Rail — 1.5%

CSX Corp.	474	36,673

Lyft, Inc., Class A* (a)	33	2,195

		38,868

Semiconductors & Semiconductor Equipment — 3.7%

Applied Materials, Inc.	687	30,839

Lam Research Corp.	110	20,719

NXP Semiconductors NV (Netherlands)	310	30,259

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

QUALCOMM, Inc.	197	14,986

		96,803

Software — 8.2%

Atlassian Corp. plc, Class A*	100	13,032

Fortinet, Inc.*	116	8,897

Microsoft Corp.	685	91,789

Oracle Corp.	1,180	67,225

VMware, Inc., Class A	189	31,586

		212,529

Specialty Retail — 3.3%

Advance Auto Parts, Inc.	40	6,089

AutoZone, Inc.*	18	19,680

O’Reilly Automotive, Inc.*	54	19,796

Ross Stores, Inc.	160	15,849

TJX Cos., Inc. (The)	209	11,052

Ulta Beauty, Inc.*	36	12,349

		84,815

Technology Hardware, Storage & Peripherals — 2.4%

Apple, Inc.	178	35,269

HP, Inc.	1,016	21,127

Xerox Corp.	181	6,392

		62,788

Total Common Stocks (Cost $2,103,316)		2,526,951

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $63,452)	63,433	63,458

Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	2,004	2,004

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	5,075	5,075

Total Investment of Cash Collateral from Securities Loaned (Cost $7,079)		7,079

Total Investments — 100.0% (Cost $2,173,847)		2,597,488
Other Assets Less Liabilities — 0.0% (d)		1,271

NET ASSETS — 100.0%		2,598,759

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $7,044,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	468	09/2019	USD	68,890	945

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 2.3%

Boeing Co. (The)	15	5,278

HEICO Corp.	70	9,353

Spirit AeroSystems Holdings, Inc., Class A	18	1,457

TransDigm Group, Inc.*	20	9,773

		25,861

Air Freight & Logistics — 0.2%

Expeditors International of Washington, Inc.	34	2,594

Airlines — 0.8%

United Continental Holdings, Inc.*	105	9,228

Beverages — 1.3%

PepsiCo, Inc.	118	15,408

Biotechnology — 6.1%

AbbVie, Inc.	93	6,785

Amgen, Inc.	152	28,056

Celgene Corp.*	34	3,106

Gilead Sciences, Inc.	335	22,659

Vertex Pharmaceuticals, Inc.*	52	9,536

		70,142

Building Products — 0.8%

Armstrong World Industries, Inc.	98	9,565

Capital Markets — 0.8%

MSCI, Inc.	40	9,456

Chemicals — 0.9%

CF Industries Holdings, Inc.	211	9,842

Communications Equipment — 2.3%

Cisco Systems, Inc.	483	26,407

Consumer Finance — 1.3%

Credit Acceptance Corp.*	19	9,334

FirstCash, Inc.	52	5,161

		14,495

Containers & Packaging — 0.2%

Crown Holdings, Inc.*	40	2,420

Electronic Equipment, Instruments & Components — 1.4%

Keysight Technologies, Inc.*	89	8,029

Tech Data Corp.*	76	7,918

		15,947

Entertainment — 0.9%

Live Nation Entertainment, Inc.*	139	9,222

Netflix, Inc.*	4	1,616

		10,838

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 2.5%

American Tower Corp.	22	4,539

Equity Commonwealth	217	7,044

Medical Properties Trust, Inc.	477	8,319

Ryman Hospitality Properties, Inc.	2	186

SBA Communications Corp.*	40	8,994

		29,082

Food & Staples Retailing — 0.6%

Walgreens Boots Alliance, Inc.	89	4,838

Walmart, Inc.	20	2,221

		7,059

Food Products — 2.2%

General Mills, Inc.	207	10,882

Hershey Co. (The)	38	5,147

Post Holdings, Inc.*	85	8,837

		24,866

Health Care Equipment & Supplies — 0.5%

DexCom, Inc.*	38	5,754

Health Care Providers & Services — 4.1%

Anthem, Inc.	59	16,594

Humana, Inc.	10	2,759

McKesson Corp.	52	7,002

Tenet Healthcare Corp.*	225	4,638

UnitedHealth Group, Inc.	64	15,592

		46,585

Health Care Technology — 0.8%

Veeva Systems, Inc., Class A*	53	8,640

Hotels, Restaurants & Leisure — 2.9%

Hilton Worldwide Holdings, Inc.	27	2,649

Starbucks Corp.	238	19,968

Wendy’s Co. (The)	229	4,484

Yum! Brands, Inc.	59	6,540

		33,641

Household Durables — 1.4%

Garmin Ltd.	104	8,323

PulteGroup, Inc.	243	7,681

		16,004

Independent Power and Renewable Electricity Producers — 0.4%

NRG Energy, Inc.	132	4,639

Industrial Conglomerates — 0.1%

Carlisle Cos., Inc.	4	562

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 0.7%

Allstate Corp. (The)	10	1,058

Everest Re Group Ltd.	3	766

First American Financial Corp.	41	2,218

Lincoln National Corp.	36	2,288

Progressive Corp. (The)	25	1,990

		8,320

Interactive Media & Services — 6.4%

Alphabet, Inc., Class A*	27	29,019

Alphabet, Inc., Class C*	20	21,294

Facebook, Inc., Class A*	84	16,231

IAC/InterActiveCorp*	32	6,983

		73,527

Internet & Direct Marketing Retail — 7.0%

Amazon.com, Inc.*	26	48,666

eBay, Inc.	347	13,687

Etsy, Inc.*	134	8,248

Expedia Group, Inc.	76	10,084

		80,685

IT Services — 9.6%

Euronet Worldwide, Inc.*	59	9,993

Leidos Holdings, Inc.	116	9,295

Mastercard, Inc., Class A	21	5,529

PayPal Holdings, Inc.*	289	33,033

VeriSign, Inc.*	44	9,203

Visa, Inc., Class A	251	43,509

		110,562

Life Sciences Tools & Services — 0.9%

IQVIA Holdings, Inc.*	63	10,072

Machinery — 1.3%

Allison Transmission Holdings, Inc.	192	8,881

Cummins, Inc.	18	2,998

Deere & Co.	22	3,596

		15,475

Media — 3.8%

Altice USA, Inc., Class A*	210	5,108

AMC Networks, Inc., Class A*	52	2,817

Comcast Corp., Class A	228	9,644

Discovery, Inc., Class A* (a)	135	4,154

Nexstar Media Group, Inc., Class A	78	7,868

Omnicom Group, Inc.	59	4,819

Sinclair Broadcast Group, Inc., Class A	166	8,892

		43,302

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 1.3%

ConocoPhillips	154	9,388

Peabody Energy Corp.	227	5,475

		14,863

Personal Products — 0.6%

Herbalife Nutrition Ltd.*	169	7,235

Pharmaceuticals — 1.5%

Allergan plc	40	6,730

Horizon Therapeutics plc*	112	2,695

Jazz Pharmaceuticals plc*	54	7,670

		17,095

Professional Services — 0.8%

ManpowerGroup, Inc.	26	2,483

Robert Half International, Inc.	114	6,499

		8,982

Road & Rail — 1.6%

CSX Corp.	183	14,128

Lyft, Inc., Class A* (a)	15	992

Union Pacific Corp.	16	2,706

		17,826

Semiconductors & Semiconductor Equipment — 3.8%

Applied Materials, Inc.	327	14,703

Lam Research Corp.	53	9,918

Micron Technology, Inc.*	23	880

NXP Semiconductors NV (Netherlands)	187	18,234

		43,735

Software — 14.2%

Atlassian Corp. plc, Class A*	101	13,228

Fortinet, Inc.*	104	7,983

Microsoft Corp.	594	79,633

Oracle Corp.	580	33,020

Palo Alto Networks, Inc.*	25	5,053

VMware, Inc., Class A	109	18,209

Zscaler, Inc.*	74	5,694

		162,820

Specialty Retail — 3.5%

Advance Auto Parts, Inc.	17	2,543

AutoZone, Inc.*	9	9,345

Foot Locker, Inc.	90	3,777

Ross Stores, Inc.	154	15,235

Ulta Beauty, Inc.*	26	9,089

		39,989

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Technology Hardware, Storage & Peripherals — 5.1%

Apple, Inc.	232	45,868

Dell Technologies, Inc., Class C*	75	3,784

HP, Inc.	219	4,553

Xerox Corp.	125	4,430

		58,635

Textiles, Apparel & Luxury Goods — 0.3%

Under Armour, Inc., Class A*	134	3,389

Trading Companies & Distributors — 0.8%

United Rentals, Inc.*	72	9,536

Total Common Stocks (Cost $837,138)		1,125,083

Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $26,678)	26,669	26,680

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c) (Cost $1,273)	1,273	1,273

Total Investments — 100.4% (Cost $865,089)		1,153,036
Liabilities in Excess of Other Assets — (0.4)%		(4,698)

NET ASSETS — 100.0%		1,148,338

Percentages indicated are based on net assets.

Abbreviations

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $1,263,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P 500 E-Mini Index	151	09/2019	USD	22,227	313

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 1.7%

Huntington Ingalls Industries, Inc.	23	5,128

Spirit AeroSystems Holdings, Inc., Class A	25	2,010

Teledyne Technologies, Inc.*	6	1,725

		8,863

Air Freight & Logistics — 0.1%

CH Robinson Worldwide, Inc.	8	708

Auto Components — 0.7%

Lear Corp.	25	3,537

Banks — 2.9%

Comerica, Inc.	17	1,242

East West Bancorp, Inc.	20	931

KeyCorp	82	1,452

Popular, Inc. (Puerto Rico)	105	5,684

Regions Financial Corp.	77	1,146

Signature Bank	28	3,371

SVB Financial Group*	7	1,617

		15,443

Biotechnology — 1.2%

Alkermes plc*	35	784

Alnylam Pharmaceuticals, Inc.*	22	1,560

BioMarin Pharmaceutical, Inc.*	1	111

Bluebird Bio, Inc.*	7	891

Exelixis, Inc.*	45	964

Incyte Corp.*	9	756

Moderna, Inc.* (a)	89	1,302

		6,368

Building Products — 1.9%

Masco Corp.	258	10,124

Capital Markets — 3.7%

E*TRADE Financial Corp.	8	334

LPL Financial Holdings, Inc.	100	8,153

MarketAxess Holdings, Inc.	4	1,286

MSCI, Inc.	36	8,525

Raymond James Financial, Inc.	15	1,243

		19,541

Chemicals — 1.5%

Cabot Corp.	53	2,528

Eastman Chemical Co.	2	187

Huntsman Corp.	170	3,483

Westlake Chemical Corp.	26	1,834

		8,032

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.2%

Clean Harbors, Inc.*	16	1,152

Communications Equipment — 0.7%

CommScope Holding Co., Inc.*	131	2,065

F5 Networks, Inc.*	12	1,748

		3,813

Construction & Engineering — 2.1%

AECOM*	156	5,905

Jacobs Engineering Group, Inc.	62	5,257

		11,162

Containers & Packaging — 1.7%

Avery Dennison Corp.	23	2,672

Berry Global Group, Inc.*	117	6,153

		8,825

Diversified Consumer Services — 0.5%

frontdoor, Inc.*	26	1,143

ServiceMaster Global Holdings, Inc.*	29	1,532

		2,675

Electrical Equipment — 0.8%

GrafTech International Ltd. (a)	174	1,995

Regal Beloit Corp.	26	2,100

		4,095

Electronic Equipment, Instruments & Components — 0.8%

CDW Corp.	23	2,586

Coherent, Inc.*	13	1,828

		4,414

Energy Equipment & Services — 0.2%

Baker Hughes a GE Co.	37	914

Entertainment — 2.0%

Activision Blizzard, Inc.	24	1,114

Take-Two Interactive Software, Inc.*	70	7,902

Viacom, Inc., Class B	18	523

Zynga, Inc., Class A*	181	1,111

		10,650

Equity Real Estate Investment Trusts (REITs) — 9.6%

American Homes 4 Rent, Class A	48	1,167

Camden Property Trust	6	616

CoreSite Realty Corp.	2	242

Douglas Emmett, Inc.	10	402

Duke Realty Corp.	66	2,092

Equinix, Inc.	16	8,170

Equity Commonwealth	61	1,989

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Equity LifeStyle Properties, Inc.	20	2,402

Equity Residential	34	2,612

Gaming and Leisure Properties, Inc.	81	3,138

Healthcare Trust of America, Inc., Class A	56	1,533

Host Hotels & Resorts, Inc.	79	1,445

Hudson Pacific Properties, Inc.	18	589

Invitation Homes, Inc.	111	2,975

Liberty Property Trust	92	4,599

Mid-America Apartment Communities, Inc.	7	856

Paramount Group, Inc.	12	169

Realty Income Corp.	124	8,566

Regency Centers Corp.	10	647

Retail Properties of America, Inc., Class A	90	1,052

SBA Communications Corp.*	3	585

Sun Communities, Inc.	27	3,423

VICI Properties, Inc.	74	1,620

		50,889

Food Products — 4.0%

Archer-Daniels-Midland Co.	63	2,566

Ingredion, Inc.	14	1,163

Pilgrim’s Pride Corp.*	149	3,773

Post Holdings, Inc.*	21	2,152

Tyson Foods, Inc., Class A	143	11,546

		21,200

Gas Utilities — 0.9%

National Fuel Gas Co.	11	554

UGI Corp.	75	4,030

		4,584

Health Care Equipment & Supplies — 3.5%

Cooper Cos., Inc. (The)	1	202

Dentsply Sirona, Inc.	39	2,288

Hill-Rom Holdings, Inc.	50	5,179

Hologic, Inc.*	43	2,084

STERIS plc	2	342

Teleflex, Inc.	4	1,391

Zimmer Biomet Holdings, Inc.	61	7,217

		18,703

Health Care Providers & Services — 3.9%

AmerisourceBergen Corp.	45	3,820

Cardinal Health, Inc.	54	2,543

Centene Corp.*	101	5,286

DaVita, Inc.*	91	5,114

Premier, Inc., Class A* (a)	104	4,048

		20,811

INVESTMENTS	SHARES (000)		VALUE ($000)

Hotels, Restaurants & Leisure — 3.8%

Chipotle Mexican Grill, Inc.*	4		2,932

Hilton Worldwide Holdings, Inc.	38		3,704

Wyndham Destinations, Inc.	238		10,448

Yum China Holdings, Inc. (China)	66		3,045

			20,129

Household Durables — 1.0%

Garmin Ltd.	15		1,173

NVR, Inc.*	—	(b)	1,516

PulteGroup, Inc.	72		2,261

			4,950

Independent Power and Renewable Electricity Producers — 4.7%

AES Corp.	502		8,407

NRG Energy, Inc.	215		7,554

Vistra Energy Corp.	392		8,866

			24,827

Industrial Conglomerates — 0.6%

Carlisle Cos., Inc.	21		2,991

Insurance — 3.9%

American Financial Group, Inc.	25		2,562

American National Insurance Co.	2		210

Arch Capital Group Ltd.*	16		592

Assurant, Inc.	3		356

Assured Guaranty Ltd.	16		682

Everest Re Group Ltd.	9		2,299

Fidelity National Financial, Inc.	17		695

First American Financial Corp.	64		3,426

Hanover Insurance Group, Inc. (The)	24		3,066

Hartford Financial Services Group, Inc. (The)	15		830

Lincoln National Corp.	15		973

Old Republic International Corp.	15		331

Progressive Corp. (The)	23		1,862

Willis Towers Watson plc	15		2,835

			20,719

Interactive Media & Services — 0.7%

Twitter, Inc.*	98		3,406

Internet & Direct Marketing Retail — 0.4%

Chewy, Inc., Class A*	54		1,904

IT Services — 7.6%

Akamai Technologies, Inc.*	56		4,480

Black Knight, Inc.*	52		3,153

Booz Allen Hamilton Holding Corp.	28		1,874

Fidelity National Information Services, Inc.	18		2,220

Genpact Ltd.	285		10,867

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Leidos Holdings, Inc.	56	4,448

Sabre Corp.	147	3,268

Total System Services, Inc.	39	4,977

Worldpay, Inc., Class A*	40	4,951

		40,238

Life Sciences Tools & Services — 0.6%

Agilent Technologies, Inc.	45	3,323

Machinery — 3.4%

Allison Transmission Holdings, Inc.	40	1,859

Crane Co.	44	3,688

Gardner Denver Holdings, Inc.*	102	3,515

Ingersoll-Rand plc	47	5,928

Timken Co. (The)	54	2,757

		17,747

Media — 2.6%

Altice USA, Inc., Class A*	57	1,378

DISH Network Corp., Class A*	77	2,954

Sinclair Broadcast Group, Inc., Class A	178	9,525

		13,857

Metals & Mining — 0.9%

Reliance Steel & Aluminum Co.	13	1,249

Steel Dynamics, Inc.	115	3,485

		4,734

Multiline Retail — 1.0%

Dollar General Corp.	40	5,379

Multi-Utilities — 0.8%

CenterPoint Energy, Inc.	38	1,099

Consolidated Edison, Inc.	36	3,139

		4,238

Oil, Gas & Consumable Fuels — 3.4%

Cabot Oil & Gas Corp.	70	1,600

Devon Energy Corp.	114	3,237

Marathon Oil Corp.	294	4,184

Marathon Petroleum Corp.	35	1,928

PBF Energy, Inc., Class A	66	2,078

Valero Energy Corp.	11	933

Williams Cos., Inc. (The)	142	3,985

WPX Energy, Inc.*	20	229

		18,174

Paper & Forest Products — 0.5%

Domtar Corp.	53	2,356

INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Products — 0.1%

Nu Skin Enterprises, Inc., Class A	14	705

Pharmaceuticals — 1.0%

Elanco Animal Health, Inc.*	46	1,538

Mylan NV*	77	1,468

Nektar Therapeutics*	26	921

Perrigo Co. plc	32	1,505

		5,432

Professional Services — 2.9%

CoStar Group, Inc.*	5	2,604

IHS Markit Ltd.*	95	6,072

ManpowerGroup, Inc.	57	5,545

Nielsen Holdings plc	50	1,137

		15,358

Real Estate Management & Development — 0.3%

CBRE Group, Inc., Class A*	24	1,252

Road & Rail — 0.8%

Landstar System, Inc.	9	940

Lyft, Inc., Class A* (a)	14	887

Schneider National, Inc., Class B	132	2,413

		4,240

Semiconductors & Semiconductor Equipment — 3.9%

KLA-Tencor Corp.	17	1,986

Lam Research Corp.	41	7,702

Marvell Technology Group Ltd.	267	6,366

MKS Instruments, Inc.	24	1,862

ON Semiconductor Corp.*	131	2,637

Teradyne, Inc.	5	244

		20,797

Software — 1.1%

Fair Isaac Corp.*	8	2,450

Nuance Communications, Inc.*	199	3,181

		5,631

Specialty Retail — 2.8%

AutoZone, Inc.*	2	1,979

Best Buy Co., Inc.	133	9,239

O’Reilly Automotive, Inc.*	10	3,767

		14,985

Technology Hardware, Storage & Peripherals — 3.9%

Dell Technologies, Inc., Class C*	158	8,037

NCR Corp.*	54	1,689

Xerox Corp.	306	10,850

		20,576

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.5%

Lululemon Athletica, Inc.*	14	2,559

Trading Companies & Distributors — 1.2%

HD Supply Holdings, Inc.*	162	6,525

Wireless Telecommunication Services — 0.2%

Telephone & Data Systems, Inc.	41	1,234

Total Common Stocks (Cost $421,780)		524,769

Short-Term Investments — 1.3%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (c) (d) (Cost $7,093)	7,090	7,093

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (c) (d)	3,000	3,001

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (c) (d)	2,904	2,904

Total Investment of Cash Collateral from Securities Loaned (Cost $5,904)		5,905

Total Investments — 101.6% (Cost $434,777)		537,767
Liabilities in Excess of Other Assets — (1.6)%		(8,534)

NET ASSETS — 100.0%		529,233

Percentages indicated are based on net assets.

Abbreviations

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $5,804,000.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P Midcap 400 E-Mini Index	23	09/2019	USD	4,491	84

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Banks — 5.9%

Bank of America Corp.	23	674

Citigroup, Inc.	12	847

PNC Financial Services Group, Inc. (The)	2	277

		1,798

Beverages — 2.7%

PepsiCo, Inc.	6	839

Biotechnology — 5.4%

AbbVie, Inc.	3	209

Amgen, Inc.	4	740

Gilead Sciences, Inc.	10	700

		1,649

Building Products — 1.1%

Armstrong World Industries, Inc.	3	267

Johnson Controls International plc	2	63

		330

Capital Markets — 0.4%

Bank of New York Mellon Corp. (The)	3	128

Chemicals — 1.0%

Axalta Coating Systems Ltd.*	11	314

Communications Equipment — 3.0%

Cisco Systems, Inc.	17	907

Consumer Finance — 3.2%

Ally Financial, Inc.	8	259

American Express Co.	6	738

		997

Containers & Packaging — 1.7%

Ball Corp.	6	406

International Paper Co.	3	128

		534

Diversified Consumer Services — 0.8%

H&R Block, Inc.	9	258

Diversified Financial Services — 0.5%

Voya Financial, Inc.	3	162

Diversified Telecommunication Services — 2.9%

Verizon Communications, Inc.	16	892

Electric Utilities — 3.3%

Exelon Corp.	13	618

NextEra Energy, Inc.	2	394

		1,012

INVESTMENTS	SHARES (000)		VALUE ($000)

Energy Equipment & Services — 2.1%

Baker Hughes a GE Co.	8		201

Halliburton Co.	6		129

Schlumberger Ltd.	1		30

TechnipFMC plc (United Kingdom)	11		286

			646

Entertainment — 0.8%

Electronic Arts, Inc.*	2		252

Equity Real Estate Investment Trusts (REITs) — 2.4%

American Tower Corp.	3		679

Host Hotels & Resorts, Inc.	3		57

			736

Food & Staples Retailing — 1.0%

Walgreens Boots Alliance, Inc.	6		319

Food Products — 1.4%

General Mills, Inc.	8		416

Health Care Equipment & Supplies — 0.8%

Abbott Laboratories	3		241

Health Care Providers & Services — 5.7%

Anthem, Inc.	2		698

Centene Corp.*	2		102

Cigna Corp.	3		455

Humana, Inc.	1		247

UnitedHealth Group, Inc.	1		242

			1,744

Hotels, Restaurants & Leisure — 1.6%

Chipotle Mexican Grill, Inc.*	—	(a)	257

Yum! Brands, Inc.	2		243

			500

Household Durables — 1.1%

Garmin Ltd.	3		219

PulteGroup, Inc.	4		117

			336

Household Products — 1.6%

Procter & Gamble Co. (The)	5		502

Insurance — 4.1%

Lincoln National Corp.	4		254

Prudential Financial, Inc.	3		289

Travelers Cos., Inc. (The)	5		703

			1,246

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Interactive Media & Services — 4.4%

Alphabet, Inc., Class A*	—	(a)	476

Alphabet, Inc., Class C*	1		865

			1,341

Internet & Direct Marketing Retail — 1.6%

Amazon.com, Inc.*	—	(a)	360

eBay, Inc.	4		138

			498

IT Services — 4.7%

Accenture plc, Class A	2		418

Leidos Holdings, Inc.	3		245

Mastercard, Inc., Class A	1		346

PayPal Holdings, Inc.*	4		419

			1,428

Machinery — 4.6%

AGCO Corp.	2		137

Allison Transmission Holdings, Inc.	6		267

Cummins, Inc.	1		245

Dover Corp.	1		125

Flowserve Corp.	5		255

Ingersoll-Rand plc	2		262

Xylem, Inc.	2		125

			1,416

Media — 1.2%

Comcast Corp., Class A	3		108

Omnicom Group, Inc.	3		267

			375

Multiline Retail — 1.3%

Target Corp.	5		397

Oil, Gas & Consumable Fuels — 3.3%

ConocoPhillips	2		120

CVR Energy, Inc.	3		144

Phillips 66	4		352

Valero Energy Corp.	5		389

			1,005

Pharmaceuticals — 0.6%

Eli Lilly & Co.	2		183

Professional Services — 0.8%

ManpowerGroup, Inc.	3		245

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A*	5		247

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 2.3%

CSX Corp.	9	707

Semiconductors & Semiconductor Equipment — 3.1%

Applied Materials, Inc.	15	682

Lam Research Corp.	1	234

Teradyne, Inc.	1	36

		952

Software — 7.1%

Cadence Design Systems, Inc.*	4	260

Microsoft Corp.	14	1,908

		2,168

Specialty Retail — 2.7%

Best Buy Co., Inc.	3	229

Foot Locker, Inc.	3	138

TJX Cos., Inc. (The)	9	474

		841

Technology Hardware, Storage & Peripherals — 3.1%

Apple, Inc.	2	467

HP, Inc.	11	224

Xerox Corp.	7	247

		938

Textiles, Apparel & Luxury Goods — 0.9%

Deckers Outdoor Corp.*	1	262

Trading Companies & Distributors — 0.5%

United Rentals, Inc.*	1	152

Total Common Stocks (Cost $25,325)		29,913

Short-Term Investments — 5.4%

Investment Companies — 5.4%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $1,669)	1,668	1,669

Total Investments — 102.9% (Cost $26,994)		31,582
Liabilities in Excess of Other Assets — (2.9)%		(897)

NET ASSETS — 100.0%		30,685

Percentages indicated are based on net assets.

(a)	Amount rounds to less than one thousand.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	5	09/2019	USD	736	12

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 0.3%

TransDigm Group, Inc.*	6	3,096

Airlines — 0.8%

United Continental Holdings, Inc.*	88	7,739

Automobiles — 1.4%

General Motors Co.	360	13,882

Banks — 10.4%

Bank of America Corp.	1,138	33,008

CIT Group, Inc.	152	7,981

Citigroup, Inc.	443	31,015

Citizens Financial Group, Inc.	190	6,708

M&T Bank Corp.	48	8,129

Popular, Inc. (Puerto Rico)	144	7,832

Regions Financial Corp.	487	7,270

		101,943

Beverages — 0.8%

Molson Coors Brewing Co., Class B	45	2,497

PepsiCo, Inc.	42	5,534

		8,031

Biotechnology — 4.2%

AbbVie, Inc.	107	7,788

Amgen, Inc.	85	15,709

Biogen, Inc.*	14	3,227

Celgene Corp.*	15	1,350

Gilead Sciences, Inc.	194	13,073

		41,147

Building Products — 0.8%

Armstrong World Industries, Inc.	80	7,757

Capital Markets — 0.7%

Ameriprise Financial, Inc.	48	6,939

Chemicals — 1.4%

CF Industries Holdings, Inc.	182	8,496

Huntsman Corp.	252	5,143

		13,639

Communications Equipment — 1.4%

Cisco Systems, Inc.	216	11,833

Ubiquiti Networks, Inc.	14	1,788

		13,621

Construction & Engineering — 0.8%

AECOM*	85	3,206

EMCOR Group, Inc.	50	4,405

		7,611

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 2.7%

Ally Financial, Inc.	111	3,434

American Express Co.	55	6,826

Credit Acceptance Corp.*	17	8,255

Discover Financial Services	103	7,984

		26,499

Containers & Packaging — 1.1%

Ball Corp.	79	5,543

Crown Holdings, Inc.*	92	5,628

		11,171

Diversified Financial Services — 0.8%

Voya Financial, Inc.	151	8,323

Diversified Telecommunication Services — 2.2%

Verizon Communications, Inc.	369	21,087

Electric Utilities — 3.7%

American Electric Power Co., Inc.	50	4,436

Entergy Corp.	25	2,542

Exelon Corp.	463	22,177

OGE Energy Corp.	147	6,269

Southern Co. (The)	17	951

		36,375

Electronic Equipment, Instruments & Components — 0.3%

Tech Data Corp.*	31	3,190

Equity Real Estate Investment Trusts (REITs) — 5.0%

American Tower Corp.	36	7,278

Essex Property Trust, Inc.	28	8,057

Extra Space Storage, Inc.	31	3,332

GEO Group, Inc. (The)	113	2,368

Medical Properties Trust, Inc.	412	7,182

Park Hotels & Resorts, Inc.	233	6,424

SBA Communications Corp.*	35	7,757

SL Green Realty Corp.	83	6,679

		49,077

Food & Staples Retailing — 1.4%

Walgreens Boots Alliance, Inc.	30	1,624

Walmart, Inc.	112	12,319

		13,943

Food Products — 2.3%

Pilgrim’s Pride Corp.*	291	7,386

Post Holdings, Inc.*	74	7,683

Tyson Foods, Inc., Class A	96	7,751

		22,820

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — 0.6%

Hologic, Inc.*	112	5,393

Health Care Providers & Services — 4.0%

AmerisourceBergen Corp.	44	3,786

Anthem, Inc.	57	16,142

McKesson Corp.	29	3,870

Tenet Healthcare Corp.*	175	3,614

UnitedHealth Group, Inc.	48	11,664

		39,076

Hotels, Restaurants & Leisure — 2.5%

Starbucks Corp.	196	16,439

Wendy’s Co. (The)	405	7,934

		24,373

Household Durables — 0.7%

PulteGroup, Inc.	116	3,671

Toll Brothers, Inc.	78	2,871

		6,542

Household Products — 1.5%

Procter & Gamble Co. (The)	133	14,605

Independent Power and Renewable Electricity Producers — 2.2%

AES Corp.	430	7,214

NRG Energy, Inc.	223	7,835

Vistra Energy Corp.	294	6,656

		21,705

Industrial Conglomerates — 0.8%

Carlisle Cos., Inc.	54	7,582

Insurance — 7.1%

Allstate Corp. (The)	189	19,219

Aon plc	28	5,326

Lincoln National Corp.	116	7,457

Mercury General Corp.	74	4,643

MetLife, Inc.	86	4,287

Primerica, Inc.	56	6,681

Travelers Cos., Inc. (The)	144	21,501

		69,114

IT Services — 1.5%

Euronet Worldwide, Inc.*	38	6,393

Leidos Holdings, Inc.	99	7,905

		14,298

Life Sciences Tools & Services — 0.9%

IQVIA Holdings, Inc.*	54	8,624

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 2.6%

Allison Transmission Holdings, Inc.	166	7,671

Caterpillar, Inc.	14	1,854

Cummins, Inc.	45	7,710

Dover Corp.	77	7,715

		24,950

Media — 5.5%

Altice USA, Inc., Class A*	179	4,349

AMC Networks, Inc., Class A*	73	3,994

Comcast Corp., Class A	615	25,990

Nexstar Media Group, Inc., Class A	76	7,686

Omnicom Group, Inc.	56	4,581

Sinclair Broadcast Group, Inc., Class A	143	7,653

		54,253

Metals & Mining — 0.1%

Steel Dynamics, Inc.	45	1,344

Oil, Gas & Consumable Fuels — 9.7%

Cabot Oil & Gas Corp.	92	2,105

Chevron Corp.	266	33,145

ConocoPhillips	352	21,466

CVR Energy, Inc.	99	4,924

HollyFrontier Corp.	115	5,332

PBF Energy, Inc., Class A	148	4,623

Peabody Energy Corp.	158	3,817

Phillips 66	102	9,532

Valero Energy Corp.	114	9,751

		94,695

Paper & Forest Products — 0.7%

Domtar Corp.	157	6,991

Personal Products — 0.7%

Herbalife Nutrition Ltd.*	169	7,231

Pharmaceuticals — 3.8%

Allergan plc	32	5,358

Eli Lilly & Co.	11	1,241

Jazz Pharmaceuticals plc*	57	8,154

Mylan NV*	128	2,441

Pfizer, Inc.	456	19,768

		36,962

Professional Services — 0.9%

ManpowerGroup, Inc.	87	8,443

Road & Rail — 1.0%

CSX Corp.	124	9,617

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 3.6%

Applied Materials, Inc.	139	6,229

Lam Research Corp.	39	7,326

Micron Technology, Inc.*	150	5,773

NXP Semiconductors NV (Netherlands)	94	9,136

QUALCOMM, Inc.	84	6,382

		34,846

Software — 1.3%

Oracle Corp.	121	6,911

VMware, Inc., Class A	33	5,551

		12,462

Specialty Retail — 2.1%

AutoZone, Inc.*	5	5,717

O’Reilly Automotive, Inc.*	40	14,625

		20,342

Textiles, Apparel & Luxury Goods — 0.5%

Deckers Outdoor Corp.*	26	4,593

Tobacco — 0.6%

Altria Group, Inc.	118	5,587

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — 0.4%

United Rentals, Inc.*	31	4,072

Total Common Stocks (Cost $824,302)		955,590

Short-term Investments — 2.4%

Investment Companies — 2.4%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b) (Cost $23,318)	23,309	23,318

Total Investments — 100.2% (Cost $847,620)		978,908
Liabilities in Excess of Other Assets — (0.2)%		(1,530)

NET ASSETS — 100.0%		977,378

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	142	09/2019	USD	20,902	127

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$2,526,951	$1,125,083	$524,769
Investments in affiliates, at value	63,458	26,680	7,093
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	7,079	1,273	5,905
Cash	148	36	19
Deposits at broker for futures contracts	2,909	1,169	325
Receivables:
Investment securities sold	4,861	67,866	49,949
Fund shares sold	242	357	515
Dividends from non-affiliates	1,475	412	601
Dividends from affiliates	4	2	—	(a)
Securities lending income (See Note 2.C.)	16	6	18
Variation margin on futures contracts	258	134	83

Total Assets	2,607,401	1,223,018	589,277

LIABILITIES:
Payables:
Investment securities purchased	—	72,388	51,612
Collateral received on securities loaned (See Note 2.C.)	7,079	1,273	5,905
Fund shares redeemed	549	481	2,006
Accrued liabilities:
Investment advisory fees	641	292	220
Administration fees	30	—	—	(a)
Distribution fees	64	62	71
Service fees	86	85	91
Custodian and accounting fees	35	14	18
Other	158	85	121

Total Liabilities	8,642	74,680	60,044

Net Assets	$2,598,759	$1,148,338	$529,233

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$1,862,332	$756,037	$405,027
Total distributable earnings (loss) (a)	736,427	392,301	124,206

Total Net Assets	$2,598,759	$1,148,338	$529,233

Net Assets:
Class A	$298,845	$106,993	$204,131
Class C	3,739	35,931	42,429
Class I	126,734	163,324	188,694
Class R2	1,540	45,086	—
Class R3	—	—	15,456
Class R4	—	—	1,202
Class R5	6,748	194,550	—
Class R6	2,161,153	602,454	77,321

Total	$2,598,759	$1,148,338	$529,233

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8,121	1,890	11,194
Class C	102	648	2,898
Class I	3,337	2,836	9,689
Class R2	43	816	—
Class R3	—	—	853
Class R4	—	—	62
Class R5	178	3,424	—
Class R6	58,135	10,604	3,967
Net Asset Value (b):
Class A — Redemption price per share	$36.80	$56.61	$18.24
Class C — Offering price per share (c)	36.52	55.45	14.64
Class I — Offering and redemption price per share	37.98	57.60	19.48
Class R2 — Offering and redemption price per share	35.85	55.27	—
Class R3 — Offering and redemption price per share	—	—	18.12
Class R4 — Offering and redemption price per share	—	—	19.41
Class R5 — Offering and redemption price per share	37.88	56.82	—
Class R6 — Offering and redemption price per share	37.17	56.81	19.49
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.84	$59.75	$19.25

Cost of investments in non-affiliates	$2,103,316	$837,138	$421,780
Cost of investments in affiliates	63,452	26,678	7,093
Investment securities on loan, at value (See Note 2.C.)	7,044	1,263	5,804
Cost of investment of cash collateral (See Note 2.C.)	7,079	1,273	5,904

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$29,913		$955,590
Investments in affiliates, at value	1,669		23,318
Cash	2		37
Deposits at broker for futures contracts	72		999
Receivables:
Investment securities sold	—		55,039
Fund shares sold	22		1,266
Dividends from non-affiliates	16		661
Dividends from affiliates	—	(a)	2
Securities lending income (See Note 2.C.)	—		—	(a)
Variation margin on futures contracts	3		102
Due from adviser	2		—

Total Assets	31,699		1,037,014

LIABILITIES:
Payables:
Investment securities purchased	960		58,460
Fund shares redeemed	1		603
Accrued liabilities:
Investment advisory fees	—		215
Distribution fees	4		28
Service fees	—		166
Custodian and accounting fees	11		12
Other	38		152

Total Liabilities	1,014		59,636

Net Assets	$30,685		$977,378

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$24,088	$813,951
Total distributable earnings (loss) (a)	6,597	163,427

Total Net Assets	$30,685	$977,378

Net Assets:
Class A	$10,828	$72,888
Class C	2,949	19,139
Class I	16,908	698,989
Class R2	—	4,438
Class R5	—	48,910
Class R6	—	133,014

Total	$30,685	$977,378

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	259	2,320
Class C	72	619
Class I	401	22,107
Class R2	—	143
Class R5	—	1,541
Class R6	—	4,191

Net Asset Value (b):
Class A — Redemption price per share	$41.85	$31.42
Class C — Offering price per share (c)	40.98	30.90
Class I — Offering and redemption price per share	42.15	31.62
Class R2 — Offering and redemption price per share	—	31.12
Class R5 — Offering and redemption price per share	—	31.73
Class R6 — Offering and redemption price per share	—	31.74
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$44.17	$33.16

Cost of investments in non-affiliates	$25,325	$824,302
Cost of investments in affiliates	1,669	23,318

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

(Amounts in thousands)

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$45	$16	$9
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	68,692	18,135	9,999
Dividend income from affiliates	1,719	593	227
Income from securities lending (net) (See Note 2.C.)	123	63	175

Total investment income	70,579	18,807	10,410

EXPENSES:
Investment advisory fees	14,154	5,787	4,156
Administration fees	2,780	904	502
Distribution fees:
Class A	799	259	620
Class C	33	277	391
Class R2	9	212	—
Class R3	—	—	38
Service fees:
Class A	799	259	620
Class C	11	92	130
Class I	284	481	600
Class R2	5	106	—
Class R3	—	—	38
Class R4	—	—	3
Class R5	6	198	—
Custodian and accounting fees	110	39	49
Professional fees	97	70	61
Trustees’ and Chief Compliance Officer’s fees	39	29	28
Printing and mailing costs	152	48	113
Registration and filing fees	99	103	118
Transfer agency fees (See Note 2.F.)	53	84	59
Other	71	30	20

Total expenses	19,501	8,978	7,546

Less fees waived	(5,656)	(3,205)	(1,028)
Less expense reimbursements	(18)	(6)	(5)

Net expenses	13,827	5,767	6,513

Net investment income (loss)	56,752	13,040	3,897

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	537,942	136,872	68,111
Investments in affiliates	2	— (a)	— (a)
Futures contracts	4,414	2,507	(168)

Net realized gain (loss)	542,358	139,379	67,943

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(476,103)	(70,149)	(69,554)
Investments in affiliates	6	2	1
Futures contracts	1,202	452	117

Change in net unrealized appreciation/depreciation	(474,895)	(69,695)	(69,436)

Net realized/unrealized gains (losses)	67,463	69,684	(1,493)

Change in net assets resulting from operations	$124,215	$82,724	$2,404

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$20
Interest income from affiliates	—	— (a)
Dividend income from non-affiliates	507	24,592
Dividend income from affiliates	19	698
Income from securities lending (net) (See Note 2.C.)	—	49

Total investment income	527	25,359

EXPENSES:
Investment advisory fees	128	4,366
Administration fees	20	853
Distribution fees:
Class A	25	202
Class C	24	160
Class R2	—	25
Service fees:
Class A	25	202
Class C	8	53
Class I	31	1,945
Class R2	—	12
Class R5	—	82
Custodian and accounting fees	28	37
Professional fees	56	68
Trustees’ and Chief Compliance Officer’s fees	25	29
Printing and mailing costs	2	72
Registration and filing fees	37	96
Transfer agency fees (See Note 2.F.)	5	34
Other	11	25

Total expenses	425	8,261

Less fees waived	(208)	(1,935)
Less expense reimbursements	(19)	(10)

Net expenses	198	6,316

Net investment income (loss)	329	19,043

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,383	84,774
Investments in affiliates	— (a)	1
Futures contracts	9	4,207

Net realized gain (loss)	2,392	88,982

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(192)	(67,174)
Investments in affiliates	— (a)	— (a)
Futures contracts	12	1,005

Change in net unrealized appreciation/depreciation	(180)	(66,169)

Net realized/unrealized gains (losses)	2,212	22,813

Change in net assets resulting from operations	$2,541	$41,856

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$56,752	$64,578	$13,040	$8,774
Net realized gain (loss)	542,358	416,447	139,379	136,463
Change in net unrealized appreciation/depreciation	(474,895)	233,270	(69,695)	82,031

Change in net assets resulting from operations	124,215	714,295	82,724	227,268

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(46,815)	(10,767)	(10,076)	(505)
Class C	(588)	(491)	(3,578)	—
Class I	(17,140)	(7,471)	(20,749)	(1,170)
Class R2	(276)	(257)	(4,245)	(12)
Class R5	(843)	(539)	(20,788)	(1,822)
Class R6	(480,090)	(467,263)	(60,741)	(5,125)

Total distributions to shareholders	(545,752)	(486,788)	(120,177)	(8,634)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,030,247)	(259,821)	16,197	(68,163)

NET ASSETS:
Change in net assets	(1,451,784)	(32,314)	(21,256)	150,471
Beginning of period	4,050,543	4,082,857	1,169,594	1,019,123

End of period	$2,598,759	$4,050,543	$1,148,338	$1,169,594

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund
Class A
From net investment income	$(1,172)	$(505)
From net realized gains	(9,595)	—
Class C
From net realized gains	(491)	—
Class I
From net investment income	(610)	(1,170)
From net realized gains	(6,861)	—
Class R2
From net investment income	(15)	(12)
From net realized gains	(242)	—
Class R5
From net investment income	(71)	(1,822)
From net realized gains	(468)	—
Class R6
From net investment income	(64,689)	(5,125)
From net realized gains	(402,574)	—

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,897	$7,332	$329	$285
Net realized gain (loss)	67,943	102,707	2,392	1,537
Change in net unrealized appreciation/depreciation	(69,436)	(9,650)	(180)	343

Change in net assets resulting from operations	2,404	100,389	2,541	2,165

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(46,279)	(25,014)	(747)	(593)
Class C	(12,486)	(5,686)	(214)	(226)
Class I	(46,107)	(22,563)	(880)	(481)
Class R3	(3,226)	(1,038)	—	—
Class R4	(191)	(9)	—	—
Class R6	(13,230)	(17,271)	—	—

Total distributions to shareholders	(121,519)	(71,581)	(1,841)	(1,300)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(168,175)	(102,024)	8,039	3,037

NET ASSETS:
Change in net assets	(287,290)	(73,216)	8,739	3,902
Beginning of period	816,523	889,739	21,946	18,044

End of period	$529,233	$816,523	$30,685	$21,946

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Intrepid Mid Cap Fund	JPMorgan Intrepid Sustainable Equity Fund
Class A
From net investment income	$(2,004)	$(109)
From net realized gains	(23,010)	(484)
Class C
From net investment income	(32)	(18)
From net realized gains	(5,654)	(208)
Class I
From net investment income	(2,355)	(102)
From net realized gains	(20,208)	(379)
Class R3
From net investment income	(103)	—
From net realized gains	(935)	—
Class R4
From net investment income	(1)	—
From net realized gains	(8)	—
Class R6
From net investment income	(2,366)	—
From net realized gains	(14,905)	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,043	$18,700
Net realized gain (loss)	88,982	127,733
Change in net unrealized appreciation/depreciation	(66,169)	(7,903)

Change in net assets resulting from operations	41,856	138,530

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(9,987)	(14,409)
Class C	(2,585)	(3,802)
Class I	(96,496)	(103,517)
Class R2	(579)	(2,926)
Class R5	(10,610)	(13,231)
Class R6	(15,052)	(23,984)

Total distributions to shareholders	(135,309)	(161,869)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(27,032)	(111,642)

NET ASSETS:
Change in net assets	(120,485)	(134,981)
Beginning of period	1,097,863	1,232,844

End of period	$977,378	$1,097,863

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

JPMorgan Intrepid Value Fund
Class A
From net investment income	$(1,401)
From net realized gains	(13,008)
Class C
From net investment income	(343)
From net realized gains	(3,459)
Class I
From net investment income	(12,174)
From net realized gains	(91,343)
Class R2
From net investment income	(234)
From net realized gains	(2,692)
Class R5
From net investment income	(1,696)
From net realized gains	(11,535)
Class R6
From net investment income	(2,924)
From net realized gains	(21,060)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$240,679	$355,797	$23,602	$30,048
Distributions reinvested	46,624	10,595	6,926	308
Cost of shares redeemed	(280,826)	(75,779)	(24,982)	(36,549)

Change in net assets resulting from Class A capital transactions	$6,477	$290,613	$5,546	$(6,193)

Class C
Proceeds from shares issued	$444	$268	$5,263	$5,393
Distributions reinvested	548	458	2,906	—
Cost of shares redeemed	(1,487)	(7,072)	(8,391)	(18,709)

Change in net assets resulting from Class C capital transactions	$(495)	$(6,346)	$(222)	$(13,316)

Class I
Proceeds from shares issued	$86,636	$56,178	$42,963	$25,110
Distributions reinvested	16,892	7,177	19,170	1,069
Cost of shares redeemed	(55,962)	(192,805)	(86,816)	(49,004)

Change in net assets resulting from Class I capital transactions	$47,566	$(129,450)	$(24,683)	$(22,825)

Class R2
Proceeds from shares issued	$497	$443	$13,480	$42,516
Distributions reinvested	90	91	3,834	3
Cost of shares redeemed	(1,079)	(1,855)	(11,486)	(8,188)

Change in net assets resulting from Class R2 capital transactions	$(492)	$(1,321)	$5,828	$34,331

Class R5
Proceeds from shares issued	$3,797	$1,187	$22,080	$37,471
Distributions reinvested	499	334	19,502	1,534
Cost of shares redeemed	(2,598)	(752)	(41,585)	(69,349)

Change in net assets resulting from Class R5 capital transactions	$1,698	$769	$(3)	$(30,344)

Class R6
Proceeds from shares issued	$32,233	$269,386	$52,907	$137,691
Distributions reinvested	480,065	467,260	56,881	5,125
Cost of shares redeemed	(1,597,299)	(1,150,732)	(80,057)	(172,632)

Change in net assets resulting from Class R6 capital transactions	$(1,085,001)	$(414,086)	$29,731	$(29,816)

Total change in net assets resulting from capital transactions	$(1,030,247)	$(259,821)	$16,197	$(68,163)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	6,157	8,663	427	539
Reinvested	1,373	265	136	6
Redeemed	(7,761)	(1,851)	(436)	(647)

Change in Class A Shares	(231)	7,077	127	(102)

Class C
Issued	12	6	97	99
Reinvested	16	12	58	—
Redeemed	(41)	(170)	(152)	(351)

Change in Class C Shares	(13)	(152)	3	(252)

Class I
Issued	2,147	1,331	747	442
Reinvested	482	175	371	19
Redeemed	(1,548)	(4,665)	(1,560)	(898)

Change in Class I Shares	1,081	(3,159)	(442)	(437)

Class R2
Issued	14	12	244	738
Reinvested	3	2	77	— (a)
Redeemed	(30)	(47)	(208)	(146)

Change in Class R2 Shares	(13)	(33)	113	592

Class R5
Issued	96	29	387	664
Reinvested	14	8	383	27
Redeemed	(68)	(18)	(743)	(1,235)

Change in Class R5 Shares	42	19	27	(544)

Class R6
Issued	901	6,583	951	2,543
Reinvested	14,006	11,580	1,116	91
Redeemed	(43,645)	(27,858)	(1,391)	(3,065)

Change in Class R6 Shares	(28,738)	(9,695)	676	(431)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$29,916	$64,235	$2,348	$2,195
Distributions reinvested	40,963	22,481	718	573
Cost of shares redeemed	(134,149)	(86,519)	(1,953)	(1,593)

Change in net assets resulting from Class A capital transactions	$(63,270)	$197	$1,113	$1,175

Class C
Proceeds from shares issued	$4,428	$6,057	$525	$273
Distributions reinvested	11,150	4,798	197	209
Cost of shares redeemed	(23,180)	(31,724)	(1,137)	(2,534)

Change in net assets resulting from Class C capital transactions	$(7,602)	$(20,869)	$(415)	$(2,052)

Class I
Proceeds from shares issued	$46,939	$76,578	$9,527	$4,981
Distributions reinvested	39,134	19,557	879	463
Cost of shares redeemed	(146,883)	(120,847)	(3,065)	(1,530)

Change in net assets resulting from Class I capital transactions	$(60,810)	$(24,712)	$7,341	$3,914

Class R3
Proceeds from shares issued	$5,800	$6,268	$—	$—
Distributions reinvested	2,914	989	—	—
Cost of shares redeemed	(3,876)	(2,523)	—	—

Change in net assets resulting from Class R3 capital transactions	$4,838	$4,734	$—	$—

Class R4
Proceeds from shares issued	$419	$1,277	$—	$—
Distributions reinvested	191	9	—	—
Cost of shares redeemed	(417)	(105)	—	—

Change in net assets resulting from Class R4 capital transactions	$193	$1,181	$—	$—

Class R6
Proceeds from shares issued	$52,306	$69,523	$—	$—
Distributions reinvested	12,629	17,215	—	—
Cost of shares redeemed	(106,459)	(149,293)	—	—

Change in net assets resulting from Class R6 capital transactions	$(41,524)	$(62,555)	$—	$—

Total change in net assets resulting from capital transactions	$(168,175)	$(102,024)	$8,039	$3,037

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,581	2,794	58	53
Reinvested	2,426	1,000	19	14
Redeemed	(6,614)	(3,785)	(48)	(39)

Change in Class A Shares	(2,607)	9	29	28

Class C
Issued	287	313	14	6
Reinvested	821	253	5	5
Redeemed	(1,483)	(1,618)	(28)	(62)

Change in Class C Shares	(375)	(1,052)	(9)	(51)

Class I
Issued	2,306	3,189	235	119
Reinvested	2,168	824	23	11
Redeemed	(7,149)	(5,013)	(78)	(36)

Change in Class I Shares	(2,675)	(1,000)	180	94

Class R3
Issued	284	275	—	—
Reinvested	173	44	—	—
Redeemed	(213)	(111)	—	—

Change in Class R3 Shares	244	208	—	—

Class R4
Issued	23	51	—	—
Reinvested	11	— (a)	—	—
Redeemed	(20)	(4)	—	—

Change in Class R4 Shares	14	47	—	—

Class R6
Issued	2,722	2,860	—	—
Reinvested	698	724	—	—
Redeemed	(4,759)	(6,187)	—	—

Change in Class R6 Shares	(1,339)	(2,603)	—	—

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,985	$19,635
Distributions reinvested	9,196	13,421
Cost of shares redeemed	(27,574)	(40,025)

Change in net assets resulting from Class A capital transactions	$(6,393)	$(6,969)

Class C
Proceeds from shares issued	$1,402	$1,990
Distributions reinvested	2,461	3,617
Cost of shares redeemed	(6,446)	(17,911)

Change in net assets resulting from Class C capital transactions	$(2,583)	$(12,304)

Class I
Proceeds from shares issued	$264,946	$195,675
Distributions reinvested	96,262	102,090
Cost of shares redeemed	(367,734)	(396,689)

Change in net assets resulting from Class I capital transactions	$(6,526)	$(98,924)

Class R2
Proceeds from shares issued	$1,113	$7,759
Distributions reinvested	330	2,532
Cost of shares redeemed	(2,425)	(23,607)

Change in net assets resulting from Class R2 capital transactions	$(982)	$(13,316)

Class R5
Proceeds from shares issued	$11,721	$16,647
Distributions reinvested	10,610	13,231
Cost of shares redeemed	(55,669)	(23,522)

Change in net assets resulting from Class R5 capital transactions	$(33,338)	$6,356

Class R6
Proceeds from shares issued	$30,950	$63,524
Distributions reinvested	15,044	23,588
Cost of shares redeemed	(23,204)	(73,597)

Change in net assets resulting from Class R6 capital transactions	$22,790	$13,515

Total change in net assets resulting from capital transactions	$(27,032)	$(111,642)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	363	536
Reinvested	314	392
Redeemed	(859)	(1,124)

Change in Class A Shares	(182)	(196)

Class C
Issued	47	57
Reinvested	85	107
Redeemed	(208)	(493)

Change in Class C Shares	(76)	(329)

Class I
Issued	8,250	5,456
Reinvested	3,260	2,964
Redeemed	(11,663)	(11,003)

Change in Class I Shares	(153)	(2,583)

Class R2
Issued	36	220
Reinvested	11	74
Redeemed	(73)	(683)

Change in Class R2 Shares	(26)	(389)

Class R5
Issued	353	463
Reinvested	358	383
Redeemed	(1,777)	(647)

Change in Class R5 Shares	(1,066)	199

Class R6
Issued	992	1,778
Reinvested	507	683
Redeemed	(719)	(2,083)

Change in Class R6 Shares	780	378

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid America Fund
Class A
Year Ended June 30, 2019	$41.04	$0.43	$0.78	$1.21	$(0.33)	$(5.12)	$(5.45)
Year Ended June 30, 2018	39.06	0.35	6.41	6.76	(0.48)	(4.30)	(4.78)
Year Ended June 30, 2017	34.75	0.28	5.30	5.58	(0.27)	(1.00)	(1.27)
Year Ended June 30, 2016	38.08	0.34	(1.15)	(0.81)	(0.27)	(2.25)	(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)

Class C
Year Ended June 30, 2019	40.76	0.25	0.79	1.04	(0.16)	(5.12)	(5.28)
Year Ended June 30, 2018	38.59	0.25	6.22	6.47	—	(4.30)	(4.30)
Year Ended June 30, 2017	34.37	0.09	5.24	5.33	(0.11)	(1.00)	(1.11)
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)

Class I
Year Ended June 30, 2019	42.22	0.56	0.78	1.34	(0.46)	(5.12)	(5.58)
Year Ended June 30, 2018	39.87	0.66	6.35	7.01	(0.36)	(4.30)	(4.66)
Year Ended June 30, 2017	35.48	0.39	5.41	5.80	(0.41)	(1.00)	(1.41)
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)

Class R2
Year Ended June 30, 2019	40.14	0.35	0.74	1.09	(0.26)	(5.12)	(5.38)
Year Ended June 30, 2018	38.18	0.36	6.14	6.50	(0.24)	(4.30)	(4.54)
Year Ended June 30, 2017	34.01	0.19	5.17	5.36	(0.19)	(1.00)	(1.19)
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)

Class R5
Year Ended June 30, 2019	42.11	0.62	0.78	1.40	(0.51)	(5.12)	(5.63)
Year Ended June 30, 2018	39.91	0.62	6.47	7.09	(0.59)	(4.30)	(4.89)
Year Ended June 30, 2017	35.53	0.46	5.40	5.86	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)

Class R6
Year Ended June 30, 2019	41.44	0.65	0.74	1.39	(0.54)	(5.12)	(5.66)
Year Ended June 30, 2018	39.34	0.66	6.37	7.03	(0.63)	(4.30)	(4.93)
Year Ended June 30, 2017	35.03	0.49	5.33	5.82	(0.51)	(1.00)	(1.51)
November 2, 2015 (f) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.80	4.22%	$298,845	0.84%	1.11%	1.00%	98%
41.04	17.77	342,761	0.86	0.85	1.01	80
39.06	16.27	49,774	1.03	0.76	1.08	95
34.75	(2.08)	57,303	1.04	0.96	1.15	70
38.08	8.27	184,225	1.03	1.16	1.11	49

36.52	3.72	3,739	1.34	0.67	1.51	98
40.76	17.17	4,698	1.42	0.63	1.51	80
38.59	15.69	10,306	1.53	0.25	1.57	95
34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49

37.98	4.48	126,734	0.59	1.42	0.75	98
42.22	18.06	95,252	0.66	1.59	0.75	80
39.87	16.58	215,888	0.76	1.03	0.77	95
35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49

35.85	3.97	1,540	1.09	0.92	1.33	98
40.14	17.47	2,239	1.15	0.90	1.26	80
38.18	15.98	3,394	1.27	0.52	1.41	95
34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49

37.88	4.64	6,748	0.44	1.58	0.59	98
42.11	18.26	5,718	0.48	1.47	0.60	80
39.91	16.75	4,681	0.59	1.20	0.63	95
35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49

37.17	4.72	2,161,153	0.34	1.66	0.50	98
41.44	18.38	3,599,875	0.39	1.59	0.49	80
39.34	16.91	3,798,814	0.49	1.30	0.49	95
35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Growth Fund
Class A
Year Ended June 30, 2019	$59.09	$0.45		$3.01	$3.46	$(0.30)	$(5.64)	$(5.94)
Year Ended June 30, 2018	48.60	0.23		10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)	—	(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)	—	(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)	—	(0.19)

Class C
Year Ended June 30, 2019	58.00	0.16		2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	—	(f)	8.13	8.13	(0.04)	—	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)	—	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)	—	(0.05)

Class I
Year Ended June 30, 2019	60.04	0.60		3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)	—	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)	—	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)	—	(0.21)

Class R2
Year Ended June 30, 2019	57.95	0.30		2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)	—	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)	—	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)	—	(0.07)

Class R5
Year Ended June 30, 2019	59.32	0.68		2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)	—	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)	—	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)	—	(0.29)

Class R6
Year Ended June 30, 2019	59.32	0.74		2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)	—	(0.49)
November 2, 2015 (h) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$56.61	7.06%	$106,993	0.84%	0.79%	1.12%	95%
59.09	22.13	104,167	0.86	0.42	1.11	69
48.60	21.12	90,633	0.92	0.50	1.20	68
40.37	(0.88)	90,529	0.93	0.66	1.23	70
40.99	11.16	106,573	0.96	0.62	1.16	64

55.45	6.51	35,931	1.34	0.29	1.61	95
58.00	21.54	37,416	1.36	(0.08)	1.61	69
47.72	20.52	42,811	1.41	0.00 (g)	1.67	68
39.63	(1.35)	48,717	1.42	0.19	1.71	70
40.26	10.60	49,309	1.46	0.12	1.66	64

57.60	7.33	163,324	0.59	1.04	0.86	95
60.04	22.45	196,798	0.61	0.67	0.86	69
49.34	21.43	183,265	0.68	0.75	0.89	68
40.99	(0.63)	151,419	0.68	0.70	0.88	70
41.27	11.43	708,276	0.74	0.80	0.87	64

55.27	6.78	45,086	1.09	0.54	1.49	95
57.95	21.84	40,763	1.10	0.16	1.37	69
47.66	20.82	5,277	1.17	0.26	1.68	68
39.66	(1.10)	4,207	1.17	0.50	1.76	70
40.39	10.87	1,205	1.22	0.31	1.45	64

56.82	7.48	194,550	0.44	1.19	0.71	95
59.32	22.66	201,539	0.45	0.83	0.71	69
48.76	21.65	192,164	0.48	0.94	0.72	68
40.51	(0.42)	205,213	0.47	1.13	0.74	70
41.12	11.66	189,466	0.54	1.02	0.70	64

56.81	7.59	602,454	0.34	1.29	0.61	95
59.32	22.78	588,911	0.36	0.92	0.61	69
48.74	21.70	504,973	0.43	0.99	0.61	68
40.50	(2.94)	488,138	0.42	1.38	0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2019	$22.76	$0.10	$(0.28)	$(0.18)	$(0.08)	$(4.26)	$(4.34)
Year Ended June 30, 2018	22.11	0.15	2.29	2.44	(0.13)	(1.66)	(1.79)
Year Ended June 30, 2017	19.48	0.08	2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15	(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08	1.18	1.26	(0.09)	(3.46)	(3.55)

Class C
Year Ended June 30, 2019	19.23	— (f)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04	1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)	2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03	(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)	1.06	1.00	(0.03)	(3.46)	(3.49)

Class I
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22	2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14	2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19	(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14	1.24	1.38	(0.12)	(3.46)	(3.58)

Class R3
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13	2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11	2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19	2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12	2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27	2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19	2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (h) through June 30, 2016	22.41	0.20	(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.24	0.81%	$204,131	1.14%	0.49%	1.31%	82%
22.76	11.18	314,171	1.14	0.65	1.29	62
22.11	13.91	304,927	1.14	0.40	1.38	70
19.48	(1.71)	311,724	1.15	0.77	1.44	78
21.82	5.64	377,893	1.14	0.33	1.37	66

14.64	0.24	42,429	1.64	0.00 (g)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62
18.90	13.20	81,761	1.74	(0.21)	1.87	70
16.72	(2.35)	89,071	1.79	0.15	1.96	78
19.07	5.02	87,191	1.78	(0.31)	1.87	66

19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62
23.22	14.17	310,316	0.89	0.65	1.11	70
20.43	(1.48)	258,866	0.90	0.93	1.13	78
22.77	5.97	510,465	0.89	0.58	1.07	66

18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62
22.08	11.07	8,854	1.15	0.64	1.34	70

19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62
23.20	11.30	22	0.90	0.67	1.11	70

19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
23.25	14.52	183,859	0.65	0.86	0.77	70
20.42	0.12	304,934	0.65	1.53	0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Sustainable Equity Fund
Class A
Year Ended June 30, 2019	$41.28	$0.50		$3.21		$3.71	$(0.41)	$(2.73)	$(3.14)
Year Ended June 30, 2018	39.35	0.58		4.05		4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(d)	(0.87	)(d)	(0.25)	(0.56)	—	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)	—	(0.22)

Class C
Year Ended June 30, 2019	40.44	0.29		3.16		3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41		3.92		4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(d)	(0.85	)(d)	(0.41)	(0.40)	—	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)	—	(0.19)

Class I
Year Ended June 30, 2019	41.56	0.60		3.23		3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66		4.10		4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(d)	(0.86	)(d)	(0.18)	(0.64)	—	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)	—	(0.26)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$41.85	9.90%	$10,828	0.83%	1.22%		1.73%	97%
41.28	11.88	9,497	0.90	1.41		1.92	38
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(d)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35

40.98	9.34	2,949	1.33	0.73		2.22	97
40.44	11.35	3,277	1.42	1.01		2.45	38
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(d)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35

42.15	10.18	16,908	0.58	1.46		1.45	97
41.56	12.16	9,172	0.64	1.59		1.63	38
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(d)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Value Fund
Class A
Year Ended June 30, 2019	$34.53	$0.49	$0.55	$1.04	$(0.51)	$(3.64)	$(4.15)
Year Ended June 30, 2018	35.54	0.53	4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47	4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)

Class C
Year Ended June 30, 2019	34.06	0.32	0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35	4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30	4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)

Class I
Year Ended June 30, 2019	34.71	0.57	0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62	4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53	4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)

Class R2
Year Ended June 30, 2019	34.26	0.40	0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46	4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38	4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)

Class R5
Year Ended June 30, 2019	34.80	0.62	0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66	4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59	4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)

Class R6
Year Ended June 30, 2019	34.80	0.65	0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69	4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61	4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$31.42	4.08%	$72,888	0.82%	1.49%	1.01%	88%
34.53	13.39	86,400	0.83	1.48	1.02	68
35.54	16.55	95,891	0.83	1.41	1.16	81
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52

30.90	3.57	19,139	1.32	0.99	1.52	88
34.06	12.84	23,686	1.33	1.00	1.53	68
35.14	15.97	35,999	1.32	0.89	1.59	81
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52

31.62	4.33	698,989	0.58	1.74	0.76	88
34.71	13.65	772,556	0.62	1.71	0.76	68
35.69	16.72	886,602	0.68	1.56	0.90	81
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52

31.12	3.81	4,438	1.08	1.22	1.62	88
34.26	13.04	5,781	1.12	1.28	1.52	68
35.33	16.24	19,693	1.10	1.12	1.59	81
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52

31.73	4.50	48,910	0.43	1.89	0.61	88
34.80	13.80	90,714	0.45	1.82	0.62	68
35.78	16.97	86,134	0.48	1.73	0.61	81
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52

31.74	4.63	133,014	0.33	1.99	0.51	88
34.80	13.90	118,726	0.37	1.90	0.52	68
35.78	17.03	108,525	0.43	1.79	0.52	81
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Intrepid America Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Growth Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Mid Cap Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan Intrepid Sustainable Equity Fund	Class A, Class C and Class I	JPM I	Diversified
JPMorgan Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified

The investment objective of both the JPMorgan Intrepid America Fund (“Intrepid America Fund”) and the JPMorgan Intrepid Growth Fund (“Intrepid Growth Fund”) is to seek to provide long-term capital growth.

The investment objective of the JPMorgan Intrepid Mid Cap Fund (“Intrepid Mid Cap Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of both the JPMorgan Intrepid Sustainable Equity Fund (“Intrepid Sustainable Equity Fund”) and the JPMorgan Intrepid Value Fund (“Intrepid Value Fund”) is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,597,488	$—	$—	$2,597,488

Appreciation in Other Financial Instruments
Futures Contracts (a)	$945	$—	$—	$945

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,153,036	$—	$—	$1,153,036

Appreciation in Other Financial Instruments
Futures Contracts (a)	$313	$—	$—	$313

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$537,767	$—	$—	$537,767

Appreciation in Other Financial Instruments
Futures Contracts (a)	$84	$—	$—	$84

Intrepid Sustainable Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$31,582	$—	$—	$31,582

Appreciation in Other Financial Instruments
Futures Contracts (a)	$12	$—	$—	$12

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$978,908	$—	$—	$978,908

Appreciation in Other Financial Instruments
Futures Contracts (a)	$127	$—	$—	$127

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

There were no transfers into and out of level 3 for the year ended June 30, 2019.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2019 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Sustainable Equity Fund		Intrepid Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$82,820	$27,746	$11,335	$771	(a)	$35,911
Ending Notional Balance Long	68,890	22,227	4,491	736		20,902

(a)	For the period November 1, 2018 through June 30, 2019.

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs. At June 30, 2019, the value of outstanding securities on loan and the value of collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Intrepid America Fund	$7,044	$7,079	$7,079
Intrepid Growth Fund	1,263	1,273	1,273
Intrepid Mid Cap Fund	5,804	5,905	5,905

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Intrepid America Fund	$7,044	$(7,044)	$—
Intrepid Growth Fund	1,263	(1,263)	—
Intrepid Mid Cap Fund	5,804	(5,804)	—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$3
Intrepid Growth Fund	1
Intrepid Mid Cap Fund	1
Intrepid Value Fund	3

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Intrepid Value Fund did not have any securities out on loan at June 30, 2019. Intrepid Sustainable Equity Fund did not lend out any securities during the year ended June 30, 2019.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Intrepid America Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$427,939	$364,489	$2		$6	$63,458	63,433	$394		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	137,500	135,500	4	*	—	2,004	2,004	219	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	144,286	139,211	—		—	5,075	5,075	95	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	99,912	1,247,439	1,347,351	—		—	—	—	1,325		—

Total	$99,912	$1,957,164	$1,986,551	$6		$6	$70,537		$2,033		$—

Intrepid Growth Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$134,635	$107,957	$—	(c)	$2	$26,680	26,669	$166		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares (a)	—	54,000	54,000	—		—	—	—	52	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	55,075	53,802	—		—	1,273	1,273	40	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	27,874	342,857	370,731	—		—	—	—	427		—

Total	$27,874	$586,567	$586,490	$—	(c)	$2	$27,953		$685		$—

Intrepid Mid Cap Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$50,563	$43,471	$—	(c)	$1		$7,093	7,090	$51		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	5,001	2,000	—		—	(c)	3,001	3,000	20	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	30,522	27,618	—		—		2,904	2,904	39	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	7,288	251,145	258,433	—		—		—	—	176		—

Total	$7,288	$337,231	$331,522	$—	(c)	$1		$12,998		$286		$—

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

Intrepid Sustainable Equity Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$6,371	$4,702	$—	(c)	$—	(c)	$1,669	1,668	$6	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	976	10,846	11,822	—		—		—	—	13	—

Total	$976	$17,217	$16,524	$—	(c)	$—	(c)	$1,669		$19	$—

Intrepid Value Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$301,613	$278,296	$1		$—	(c)	$23,318	23,309	$186		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	57,001	57,004	3	*	—		—	—	132	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	83,136	83,136	—		—		—	—	77	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	47,528	268,433	315,961	—		—		—	—	512		—

Total	$47,528	$710,183	$734,397	$4		$—	(c)	$23,318		$907		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Intrepid America Fund
Transfer agency fees	$24	$1	$4	$2	n/a		n/a		$—	(a)	$22	$53
Intrepid Growth Fund
Transfer agency fees	12	1	6	58	n/a		n/a		2		5	84
Intrepid Mid Cap Fund
Transfer agency fees	45	2	7	n/a	$—	(a)	$—	(a)	n/a		5	59
Intrepid Sustainable Equity Fund
Transfer agency fees	3	1	1	n/a	n/a		n/a		n/a		n/a	5
Intrepid Value Fund
Transfer agency fees	2	1	10	17	n/a		n/a		2		2	34

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Intrepid America Fund	$83,939	$131	$(84,070)
Intrepid Growth Fund	6,555	(105)	(6,450)
Intrepid Mid Cap Fund	11,562	(271)	(11,291)
Intrepid Value Fund	15,535	430	(15,965)

The reclassifications for the Funds relate primarily to tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid America Fund	0.40	%(1)
Intrepid Growth Fund	0.50	(1)
Intrepid Mid Cap Fund	0.65	(1)
Intrepid Sustainable Equity Fund	0.50	(1)
Intrepid Value Fund	0.40	(1)

(1)

Effective August 1, 2019, the annual rate will change from 0.40% to 0.30% for Intrepid America Fund, 0.50% to 0.30% for Intrepid Growth Fund, 0.65% to 0.55% for Intrepid Mid Cap Fund, 0.50% to 0.45% for Intrepid Sustainable Equity Fund and 0.40% to 0.30% for Intrepid Value Fund.

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid America Fund	0.25%	0.75%	0.50%	n/a
Intrepid Growth Fund	0.25	0.75	0.50	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Sustainable Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$2	$—	(a)
Intrepid Growth Fund	19	—
Intrepid Mid Cap Fund	8	—	(a)
Intrepid Sustainable Equity Fund	3	—
Intrepid Value Fund	2	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid America Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10%
Intrepid Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Sustainable Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of each Fund’s respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Intrepid America Fund	0.84%	1.34%	0.59%	1.09%	n/a	n/a	0.44%	0.34%
Intrepid Growth Fund	0.84	1.34	0.59	1.09	n/a	n/a	0.44	0.34
Intrepid Mid Cap Fund	1.14	1.64	0.89	n/a	1.14%	0.89%	n/a	0.64
Intrepid Sustainable Equity Fund	0.84	1.34	0.59	n/a	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.83	1.33	0.59	1.09	n/a	n/a	0.44	0.34

The expense limitation agreements were in effect for the year ended June 30, 2019 and are in place until at least October 31, 2019.

For the year ended June 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Intrepid America Fund	$3,283	$2,187	$30	$5,500	$18
Intrepid Growth Fund	2,179	904	69	3,152	6
Intrepid Mid Cap Fund	576	378	53	1,007	5
Intrepid Sustainable Equity Fund	128	20	58	206	19
Intrepid Value Fund	1,110	732	26	1,868	10

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2019 were as follows (amounts in thousands):

Intrepid America Fund	$156
Intrepid Growth Fund	53
Intrepid Mid Cap Fund	21
Intrepid Sustainable Equity Fund	2
Intrepid Value Fund	67

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2019, Intrepid America Fund, Intrepid Growth Fund and Intrepid Mid Cap Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid America Fund	$3,364,964	$4,858,840
Intrepid Growth Fund	1,073,656	1,157,919
Intrepid Mid Cap Fund	519,292	804,841
Intrepid Sustainable Equity Fund	30,782	24,042
Intrepid Value Fund	917,643	1,023,143

During the year ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$2,195,983	$452,713	$50,263	$402,450
Intrepid Growth Fund	868,007	304,132	18,790	285,342
Intrepid Mid Cap Fund	437,935	112,260	12,344	99,916
Intrepid Sustainable Equity Fund	27,146	5,034	586	4,448
Intrepid Value Fund	857,338	142,117	20,420	121,697

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$163,292	$382,460	$545,752
Intrepid Growth Fund	10,743	109,434	120,177
Intrepid Mid Cap Fund	28,929	92,590	121,519
Intrepid Sustainable Equity Fund	385	1,456	1,841
Intrepid Value Fund	37,341	97,968	135,309

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$137,137	$349,651	$486,788
Intrepid Growth Fund	8,634	—	8,634
Intrepid Mid Cap Fund	7,633	63,948	71,581
Intrepid Sustainable Equity Fund	311	989	1,300
Intrepid Value Fund	34,038	127,831	161,869

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$22,421	$319,939	$402,450
Intrepid Growth Fund	6,333	100,669	285,342
Intrepid Mid Cap Fund	1,511	31,749	99,916
Intrepid Sustainable Equity Fund	450	1,721	4,448
Intrepid Value Fund	594	58,220	121,697

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, post-October capital loss deferrals and trustee deferred compensation.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term	Long-Term
Intrepid America Fund	$8,274	$—
Intrepid Mid Cap Fund	8,925	—
Intrepid Value Fund	17,046	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2019.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2019.

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid America Fund	3	34.4%	—	—%
Intrepid Growth Fund	2	26.3	—	—
Intrepid Mid Cap Fund	1	18.4	1	14.6
Intrepid Sustainable Equity Fund	1	17.6	3	39.5
Intrepid Value Fund	—	—	1	58.7

As of June 30, 2019, J.P. Morgan Investor Funds and JPMorgan Smart Retirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan Smart Retirement Funds
Intrepid America Fund	40.4%	42.3%
Intrepid Growth Fund	41.3	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Sustainable Equity Fund and JPMorgan Intrepid Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Sustainable Equity Fund and JPMorgan Intrepid Value Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	69

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	71

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

72	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid America Fund
Class A
Actual	$1,000.00	$1,149.60	$4.42	0.83%
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	1,146.60	7.08	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	1,150.60	3.15	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R2
Actual	1,000.00	1,147.90	5.75	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class R5
Actual	1,000.00	1,151.70	2.35	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,152.20	1.81	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

JPMorgan Intrepid Growth Fund
Class A
Actual	1,000.00	1,177.40	4.53	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	1,174.50	7.17	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	1,178.90	3.19	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	73

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Growth Fund (continued)
Class R2
Actual	$1,000.00	$1,176.00	$5.83	1.08%
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class R5
Actual	1,000.00	1,179.80	2.38	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,180.30	1.84	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

JPMorgan Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,154.40	6.09	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,150.90	8.75	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,155.40	4.76	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R3
Actual	1,000.00	1,153.40	6.09	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,155.40	4.76	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R6
Actual	1,000.00	1,156.70	3.42	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

JPMorgan Intrepid Sustainable Equity Fund
Class A
Actual	1,000.00	1,171.90	4.47	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	1,169.20	7.15	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	1,173.40	3.13	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58

JPMorgan Intrepid Value Fund
Class A
Actual	1,000.00	1,148.40	4.37	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class C
Actual	1,000.00	1,145.50	7.02	1.32
Hypothetical	1,000.00	1,018.25	6.61	1.32
Class I
Actual	1,000.00	1,149.90	3.09	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R2
Actual	1,000.00	1,146.90	5.75	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class R5
Actual	1,000.00	1,150.50	2.29	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

74	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Value Fund (continued)
Class R6
Actual	$1,000.00	$1,151.20	$1.76	0.33%
Hypothetical	1,000.00	1,023.16	1.66	0.33

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	75

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019:

Dividends Received Deduction
JPMorgan Intrepid America Fund	39.29%
JPMorgan Intrepid Growth Fund	100.00
JPMorgan Intrepid Mid Cap Fund	25.08
JPMorgan Intrepid Sustainable Equity Fund	100.00
JPMorgan Intrepid Value Fund	56.72

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Intrepid America Fund	$466,390
JPMorgan Intrepid Growth Fund	115,990
JPMorgan Intrepid Mid Cap Fund	104,030
JPMorgan Intrepid Sustainable Equity Fund	1,456
JPMorgan Intrepid Value Fund	113,501

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Qualified Dividend Income
JPMorgan Intrepid America Fund	$64,194
JPMorgan Intrepid Growth Fund	10,743
JPMorgan Intrepid Mid Cap Fund	7,880
JPMorgan Intrepid Sustainable Equity Fund	385
JPMorgan Intrepid Value Fund	21,452

76	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June, 2019.	AN-INT-619

Annual Report

J.P. Morgan Funds

June 30, 2019

JPMorgan Diversified Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	6.57%
MSCI World Index (net of foreign withholding taxes)	6.33%
Diversified Composite Benchmark**	7.33%

Net Assets as of 6/30/2019 (In Thousands)	$1,108,610

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period. Bond markets also generally provided positive returns, particularly in emerging markets and U.S. corporate debt.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Prices for emerging markets debt and high yield bonds (also known as junk bonds) benefitted from investor demand for higher yields in fixed income markets. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stock continued to outperform value stocks. Within fixed income, emerging markets debt largely outperformed both U.S. investment grade debt and high yield bonds for the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “World Index”) and underperformed the Diversified Composite Benchmark (the

“Composite Benchmark”), which consists of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index for the twelve months ended June 30, 2019.

During the reporting period, equity markets generally outperformed fixed income investments, and the Fund’s allocation to U.S. large cap equity was the leading contributor to performance relative to the World Index.

Relative to the Composite Benchmark, the Fund’s allocation to international equity was the largest detractor from performance. During the first half of the reporting period, the Fund’s overweight position in international developed market equity hurt relative performance. In the second half of the reporting period, the Fund was underweight in international equity markets, which detracted from relative performance when those markets rebounded in 2019.

U.S. large cap equity was the leading contributor to performance relative to the Composite Benchmark. The Fund’s overweight allocation to real estate investment trusts also helped relative performance. Within fixed income, the Fund’s underweight position in investment grade debt and its overweight position in high yield bonds also helped performance, particularly in the second half of the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large cap equity, U.S. small cap equity, real estate investment trusts, international equity (including emerging markets equity) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate term tactical adjustments.

During the reporting period, the Fund incorporated convertible securities into its portfolio, along with overweight positions in high yield bonds and U.S. equity. The Fund used futures to implement the portfolio managers’ short-to-intermediate term tactical asset allocations. The Fund also employed futures to manage the transition of its total equity market exposure from an overweight to an underweight position during the reporting period. At the end of the period, the Fund was slightly underweight in equity, with a bias toward U.S. equity, and had overweight allocations to high yield bonds and emerging markets debt.

2	J.P. MORGAN FUNDS	JUNE 30, 2019

TOP TEN HOLDINGS OF THE PORTFOLIO****
1.	JPMorgan Core Plus Bond Fund, Class R6 Shares	2.3%
2.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2.3
3.	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	1.8
4.	Microsoft Corp.	1.5
5.	Amazon.com, Inc.	1.1
6.	U.S. Treasury Notes, 2.00%, 1/31/20	0.7
7.	Apple, Inc.	0.7
8.	Pfizer, Inc.	0.6
9.	Visa, Inc., Class A	0.5
10.	Mastercard, Inc., Class A	0.5

PORTFOLIO COMPOSITION BY ASSET CLASS****
Common Stocks	58.3%
Corporate Bonds	11.0
Investment Companies	6.4
Collateralized Mortgage Obligations	6.1
Asset-Backed Securities	5.5
Convertible Bonds	4.3
U.S. Treasury Obligations	1.9
Commercial Mortgage-Backed Securities	1.4
Mortgage-Backed Securities	1.3
Others (each less than 1.0%)	1.1
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%).
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge*		1.38%	4.35%	8.84%
Without Sales Charge		6.15	5.31	9.33
CLASS C SHARES	March 24, 2003
With CDSC**		4.60	4.78	8.78
Without CDSC		5.60	4.78	8.78
CLASS I SHARES	September 10, 2001	6.37	5.57	9.61
CLASS L SHARES	September 10, 1993	6.57	5.81	9.86
CLASS R6 SHARES	November 1, 2017	6.65	5.84	9.87

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index

(60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%). The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2019

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — 57.3%

Aerospace & Defense — 1.1%

Airbus SE (France)	7		1,027

Arconic, Inc.	1		21

BAE Systems plc (United Kingdom)	14		89

Boeing Co. (The)	7		2,678

Dassault Aviation SA (France)	—	(a)	170

Elbit Systems Ltd. (Israel)	—	(a)	14

General Dynamics Corp.	14		2,587

Harris Corp.	—	(a)	45

Huntington Ingalls Industries, Inc.	—	(a)	19

L3 Technologies, Inc.	—	(a)	41

Leonardo SpA (Italy)	2		21

Lockheed Martin Corp.	1		185

Meggitt plc (United Kingdom)	3		21

MTU Aero Engines AG (Germany)	—	(a)	55

Northrop Grumman Corp.	9		2,969

Raytheon Co.	1		100

Rolls-Royce Holdings plc (United Kingdom) *	8		80

Safran SA (France)	5		773

Singapore Technologies Engineering Ltd. (Singapore)	6		20

Textron, Inc.	—	(a)	26

Thales SA (France)	2		232

TransDigm Group, Inc. *	—	(a)	49

United Technologies Corp.	7		969

			12,191

Air Freight & Logistics — 0.1%

Bollore SA (France)	4		16

CH Robinson Worldwide, Inc.	—	(a)	24

Deutsche Post AG (Registered) (Germany)	4		143

Expeditors International of Washington, Inc.	—	(a)	27

FedEx Corp.	—	(a)	81

Hyundai Glovis Co. Ltd. (South Korea)	—	(a)	57

SG Holdings Co. Ltd. (Japan)	1		17

United Parcel Service, Inc., Class B	1		149

Yamato Holdings Co. Ltd. (Japan)	1		27

			541

Airlines — 0.2%

Alaska Air Group, Inc.	—	(a)	16

American Airlines Group, Inc.	1		27

ANA Holdings, Inc. (Japan)	1		17

Delta Air Lines, Inc.	24		1,358

Deutsche Lufthansa AG (Registered) (Germany)	1		18

easyJet plc (United Kingdom)	1		8

INVESTMENTS	SHARES (000)		VALUE (000)

Airlines — continued

Japan Airlines Co. Ltd. (Japan)	1		16

Qantas Airways Ltd. (Australia)	86		324

Singapore Airlines Ltd. (Singapore)	3		17

Southwest Airlines Co.	6		312

United Continental Holdings, Inc. *	—	(a)	40

			2,153

Auto Components — 0.2%

Aisin Seiki Co. Ltd. (Japan)	1		28

Aptiv plc	1		43

BorgWarner, Inc.	—	(a)	18

Bosch Ltd. (India) *	—	(a)	33

Bridgestone Corp. (Japan)	9		359

CIE Automotive SA (Spain)	3		88

Cie Generale des Etablissements Michelin SCA (France)	1		95

Continental AG (Germany)	4		546

Denso Corp. (Japan)	2		76

Faurecia SA (France)	—	(a)	14

Hyundai Mobis Co. Ltd. (South Korea)	1		151

Koito Manufacturing Co. Ltd. (Japan)	1		27

Mando Corp. (South Korea)	2		49

Nexteer Automotive Group Ltd. (China)	26		32

NGK Spark Plug Co. Ltd. (Japan)	1		11

Nokian Renkaat OYJ (Finland)	—	(a)	15

Pirelli & C SpA (Italy) (b)	2		10

Stanley Electric Co. Ltd. (Japan)	1		12

Sumitomo Electric Industries Ltd. (Japan)	3		41

Sumitomo Rubber Industries Ltd. (Japan)	1		8

Toyoda Gosei Co. Ltd. (Japan)	—	(a)	6

Toyota Industries Corp. (Japan)	1		39

TS Tech Co. Ltd. (Japan)	3		90

Valeo SA (France)	1		35

Yokohama Rubber Co. Ltd. (The) (Japan)	6		114

			1,940

Automobiles — 0.6%

Astra International Tbk. PT (Indonesia)	902		476

Bayerische Motoren Werke AG (Germany)	2		129

Bayerische Motoren Werke AG (Preference) (Germany)	—	(a)	14

Daimler AG (Registered) (Germany)	4		223

Ferrari NV (Italy)	1		87

Fiat Chrysler Automobiles NV (United Kingdom)	5		66

Ford Motor Co.	8		83

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Automobiles — continued

Ford Otomotiv Sanayi A/S (Turkey)	4		42

Geely Automobile Holdings Ltd. (China)	77		132

General Motors Co.	3		105

Harley-Davidson, Inc.	—	(a)	12

Honda Motor Co. Ltd. (Japan)	24		618

Hyundai Motor Co. (South Korea)	2		234

Isuzu Motors Ltd. (Japan)	20		231

Kia Motors Corp. (South Korea)	3		116

Mahindra & Mahindra Ltd. (India)	35		329

Maruti Suzuki India Ltd. (India)	1		140

Mazda Motor Corp. (Japan)	3		26

Mitsubishi Motors Corp. (Japan)	3		13

Nissan Motor Co. Ltd. (Japan)	10		73

Peugeot SA (France)	23		574

Porsche Automobil Holding SE (Preference) (Germany)	1		44

Renault SA (France)	1		53

SAIC Motor Corp. Ltd., Class A (China)	22		82

Subaru Corp. (Japan)	3		63

Suzuki Motor Corp. (Japan)	2		75

Tesla, Inc. *	1		204

Thor Industries, Inc.	5		303

Tofas Turk Otomobil Fabrikasi A/S (Turkey)	13		43

Toyota Motor Corp. (Japan)	24		1,459

Volkswagen AG (Germany)	—	(a)	23

Volkswagen AG (Preference) (Germany)	1		138

Yamaha Motor Co. Ltd. (Japan)	1		21

			6,231

Banks — 4.8%

ABN AMRO Bank NV, CVA (Netherlands) (b)	21		455

Absa Group Ltd. (South Africa)	11		135

AIB Group plc (Ireland)	3		14

Aozora Bank Ltd. (Japan)	1		14

Australia & New Zealand Banking Group Ltd. (Australia)	13		250

Axis Bank Ltd. (India) *	20		230

Banco Bilbao Vizcaya Argentaria SA (Spain)	29		164

Banco Bradesco SA (Preference) (Brazil) *	25		242

Banco de Sabadell SA (Spain)	25		26

Banco Santander Chile, ADR (Chile)	10		296

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico)	48		74

Banco Santander SA (Spain)	72		332

Bank Central Asia Tbk. PT (Indonesia)	323		686

INVESTMENTS	SHARES (000)		VALUE (000)

Banks — continued

Bank Hapoalim BM (Israel) *	5		35

Bank Leumi Le-Israel BM (Israel)	25		179

Bank of America Corp.	111		3,224

Bank of China Ltd., Class H (China)	656		277

Bank of East Asia Ltd. (The) (Hong Kong)	5		13

Bank of Ireland Group plc (Ireland)	5		25

Bank of Kyoto Ltd. (The) (Japan)	—	(a)	12

Bank of Queensland Ltd. (Australia)	2		11

Bank Polska Kasa Opieki SA (Poland)	2		70

Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	2,738		845

Bankia SA (Spain)	5		12

Bankinter SA (Spain)	3		19

Barclays plc (United Kingdom)	75		144

BB&T Corp.	2		78

Bendigo & Adelaide Bank Ltd. (Australia)	2		16

BNP Paribas SA (France)	5		235

BOC Hong Kong Holdings Ltd. (China)	49		193

Cadence BanCorp	17		354

CaixaBank SA (Spain)	16		45

Capitec Bank Holdings Ltd. (South Africa)	5		480

Chiba Bank Ltd. (The) (Japan)	3		12

China Construction Bank Corp., Class H (China)	735		634

China Merchants Bank Co. Ltd., Class H (China)	31		154

China Merchants Bank Co. Ltd., Class H (China)	20		97

Chongqing Rural Commercial Bank Co. Ltd., Class H (China)	88		48

CIMB Group Holdings Bhd. (Malaysia)	46		60

Citigroup, Inc.	19		1,346

Citizens Financial Group, Inc.	25		883

Comerica, Inc.	—	(a)	23

Commerce Bancshares, Inc.	8		483

Commerzbank AG (Germany)	4		32

Commonwealth Bank of Australia (Australia)	8		454

Concordia Financial Group Ltd. (Japan)	4		16

Credicorp Ltd. (Peru)	3		713

Credit Agricole SA (France)	5		60

CTBC Financial Holding Co. Ltd. (Taiwan)	249		171

Cullen/Frost Bankers, Inc.	5		474

Danske Bank A/S (Denmark)	3		47

DBS Group Holdings Ltd. (Singapore)	58		1,116

DNB ASA (Norway)	32		597

E.Sun Financial Holding Co. Ltd. (Taiwan)	187		157

East West Bancorp, Inc.	14		672

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

Banks — continued

Erste Group Bank AG (Austria)	10	353

Fifth Third Bancorp	16	452

FinecoBank Banca Fineco SpA (Italy)	2	24

First Hawaiian, Inc.	18	461

First Republic Bank	11	1,091

Fukuoka Financial Group, Inc. (Japan)	1	13

Grupo Financiero Banorte SAB de CV, Class O (Mexico)	94	549

Hana Financial Group, Inc. (South Korea)	4	139

Hang Seng Bank Ltd. (Hong Kong)	24	585

HDFC Bank Ltd., ADR (India)	21	2,735

HSBC Holdings plc (United Kingdom)	117	976

Huntington Bancshares, Inc.	105	1,445

IBERIABANK Corp.	5	372

IndusInd Bank Ltd. (India)	4	86

Industrial & Commercial Bank of China Ltd., Class H (China)	569	415

Industrial Bank of Korea (South Korea)	6	72

ING Groep NV (Netherlands)	66	759

Intesa Sanpaolo SpA (Italy)	66	140

Israel Discount Bank Ltd., Class A (Israel)	40	164

Itau Unibanco Holding SA, ADR (Brazil)	158	1,487

Japan Post Bank Co. Ltd. (Japan)	2	17

JPMorgan Chase & Co. (c)	7	750

Kasikornbank PCL (Thailand)	27	166

KB Financial Group, Inc. (South Korea)	5	190

KBC Group NV (Belgium)	6	408

KeyCorp	74	1,309

Komercni banka A/S (Czech Republic)	2	84

Kotak Mahindra Bank Ltd. (India)	21	446

Lloyds Banking Group plc (United Kingdom)	941	676

M&T Bank Corp.	8	1,325

Mebuki Financial Group, Inc. (Japan)	3	9

Mediobanca Banca di Credito Finanziario SpA (Italy)	3	26

Mitsubishi UFJ Financial Group, Inc. (Japan)	120	573

Mizrahi Tefahot Bank Ltd. (Israel) *	1	13

Mizuho Financial Group, Inc. (Japan)	106	154

Moneta Money Bank A/S (Czech Republic) (b)	19	64

National Australia Bank Ltd. (Australia)	12	230

Nordea Bank Abp (Finland)	16	115

OTP Bank Nyrt. (Hungary)	4	143

Oversea-Chinese Banking Corp. Ltd. (Singapore)	14	118

People’s United Financial, Inc.	1	14

INVESTMENTS	SHARES (000)		VALUE (000)

Banks — continued

Ping An Bank Co. Ltd., Class A (China)	56		113

PNC Financial Services Group, Inc. (The)	13		1,728

Postal Savings Bank of China Co. Ltd., Class H (China) (b)	193		115

Public Bank Bhd. (Malaysia)	77		427

Qatar National Bank QPSC (Qatar)	13		68

Raiffeisen Bank International AG (Austria)	1		14

Regions Financial Corp.	2		31

Resona Holdings, Inc. (Japan)	9		36

Royal Bank of Scotland Group plc (United Kingdom)	21		59

Sberbank of Russia PJSC (Russia)	252		949

Sberbank of Russia PJSC, ADR (Russia)	19		300

Sberbank of Russia PJSC, ADR (Russia)	5		70

Seven Bank Ltd. (Japan)	2		6

Shinhan Financial Group Co. Ltd. (South Korea)	5		190

Shinsei Bank Ltd. (Japan)	1		9

Shizuoka Bank Ltd. (The) (Japan)	2		13

Siam Commercial Bank PCL (The) (Thailand)	124		563

Signature Bank	3		401

Skandinaviska Enskilda Banken AB, Class A (Sweden)	35		324

Societe Generale SA (France)	3		85

Standard Chartered plc (United Kingdom)	12		112

Sumitomo Mitsui Financial Group, Inc. (Japan)	44		1,556

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	9		309

SunTrust Banks, Inc.	33		2,096

SVB Financial Group *	5		1,102

Svenska Handelsbanken AB, Class A (Sweden)	61		598

Swedbank AB, Class A (Sweden)	4		60

UniCredit SpA (Italy)	9		109

United Overseas Bank Ltd. (Singapore)	20		381

US Bancorp	19		972

Wells Fargo & Co.	45		2,136

Western Alliance Bancorp *	9		396

Westpac Banking Corp. (Australia)	15		303

Wintrust Financial Corp.	6		430

Woori Financial Group, Inc. (South Korea)	5		64

Zions Bancorp NA	—	(a)	17

			52,724

Beverages — 1.3%

Ambev SA (Brazil) *	50		232

Ambev SA, ADR (Brazil) *	107		500

Anheuser-Busch InBev SA/NV (Belgium)	3		297

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Beverages — continued

Asahi Group Holdings Ltd. (Japan)	18		788

Britvic plc (United Kingdom)	5		57

Brown-Forman Corp., Class B	—	(a)	19

Carlsberg A/S, Class B (Denmark)	2		202

Cia Cervecerias Unidas SA, ADR (Chile)	2		42

Coca-Cola Amatil Ltd. (Australia)	2		15

Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	1		13

Coca-Cola Co. (The)	79		4,016

Coca-Cola European Partners plc (United Kingdom)	11		616

Coca-Cola HBC AG (Switzerland) *	1		32

Constellation Brands, Inc., Class A	11		2,232

Davide Campari-Milano SpA (Italy)	2		23

Diageo plc (United Kingdom)	43		1,870

Fomento Economico Mexicano SAB de CV, ADR (Mexico)	6		593

Heineken Holding NV (Netherlands)	—	(a)	49

Heineken NV (Netherlands)	1		127

Keurig Dr Pepper, Inc.	12		354

Kirin Holdings Co. Ltd. (Japan)	4		78

Kweichow Moutai Co. Ltd., Class A (China)	4		557

Molson Coors Brewing Co., Class B	5		284

Monster Beverage Corp. *	1		52

PepsiCo, Inc.	3		380

Pernod Ricard SA (France)	5		884

Remy Cointreau SA (France)	—	(a)	14

Royal Unibrew A/S (Denmark)	1		96

Suntory Beverage & Food Ltd. (Japan)	1		22

Treasury Wine Estates Ltd. (Australia)	3		31

			14,475

Biotechnology — 0.4%

3SBio, Inc. (China) * (b)	40		69

AbbVie, Inc.	3		222

Alexion Pharmaceuticals, Inc. *	—	(a)	61

Amgen, Inc.	1		232

BeiGene Ltd., ADR (China) *	—	(a)	18

Biogen, Inc. *	—	(a)	94

Celgene Corp. *	1		135

CSL Ltd. (Australia)	2		302

Exact Sciences Corp. *	8		935

Exelixis, Inc. *	23		489

Genmab A/S (Denmark) *	—	(a)	50

Gilead Sciences, Inc.	3		178

Grifols SA (Spain)	1		36

INVESTMENTS	SHARES (000)		VALUE (000)

Biotechnology — continued

Incyte Corp. *	—	(a)	31

Intercept Pharmaceuticals, Inc. *	2		127

PeptiDream, Inc. (Japan) *	1		26

Regeneron Pharmaceuticals, Inc. *	—	(a)	51

Sage Therapeutics, Inc. *	2		320

Vertex Pharmaceuticals, Inc. *	4		678

			4,054

Building Products — 0.3%

AGC, Inc. (Japan)	1		28

Allegion plc	—	(a)	21

AO Smith Corp.	—	(a)	14

Assa Abloy AB, Class B (Sweden)	4		99

Cie de Saint-Gobain (France)	2		85

Daikin Industries Ltd. (Japan)	6		772

Fortune Brands Home & Security, Inc.	22		1,236

Geberit AG (Registered) (Switzerland)	—	(a)	77

Johnson Controls International plc	2		68

Kingspan Group plc (Ireland)	1		37

Lennox International, Inc.	3		701

LIXIL Group Corp. (Japan)	1		17

Masco Corp.	1		24

Patrick Industries, Inc. *	8		391

TOTO Ltd. (Japan)	1		24

			3,594

Capital Markets — 1.6%

3i Group plc (United Kingdom)	20		287

Affiliated Managers Group, Inc.	—	(a)	10

Ameriprise Financial, Inc.	9		1,261

Amundi SA (France) (b)	—	(a)	17

ASX Ltd. (Australia)	1		61

B3 SA — Brasil Bolsa Balcao (Brazil) *	18		174

Bank of New York Mellon Corp. (The)	2		80

BlackRock, Inc.	2		745

Cboe Global Markets, Inc.	—	(a)	24

Charles Schwab Corp. (The)	34		1,360

CME Group, Inc.	1		144

Credit Suisse Group AG (Registered) (Switzerland) *	11		135

Daiwa Securities Group, Inc. (Japan)	7		29

Deutsche Bank AG (Registered) (Germany)	9		67

Deutsche Boerse AG (Germany)	4		616

E*TRADE Financial Corp.	10		460

Eaton Vance Corp.	7		317

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Capital Markets — continued

Euronext NV (Netherlands) (b)	2		182

FactSet Research Systems, Inc.	2		438

Focus Financial Partners, Inc., Class A *	8		226

Franklin Resources, Inc.	1		21

Goldman Sachs Group, Inc. (The)	1		144

Hargreaves Lansdown plc (United Kingdom)	1		28

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	21		746

Intercontinental Exchange, Inc.	1		100

Invesco Ltd.	17		348

Investec plc (South Africa)	3		18

Japan Exchange Group, Inc. (Japan)	2		33

Julius Baer Group Ltd. (Switzerland) *	1		41

Lazard Ltd., Class A	11		365

London Stock Exchange Group plc (United Kingdom)	9		623

Macquarie Group Ltd. (Australia)	1		126

Magellan Financial Group Ltd. (Australia)	4		157

MarketAxess Holdings, Inc.	—	(a)	25

Moelis & Co., Class A	10		332

Moody’s Corp.	—	(a)	67

Morgan Stanley	67		2,934

Morningstar, Inc.	3		416

Moscow Exchange MICEX-RTS PJSC (Russia)	60		86

MSCI, Inc.	—	(a)	42

Nasdaq, Inc.	7		655

Natixis SA (France)	6		24

Nomura Holdings, Inc. (Japan)	14		50

Northern Trust Corp.	6		517

Partners Group Holding AG (Switzerland)	—	(a)	64

Raymond James Financial, Inc.	—	(a)	22

S&P Global, Inc.	5		1,184

SBI Holdings, Inc. (Japan)	11		266

Schroders plc (United Kingdom)	1		20

Singapore Exchange Ltd. (Singapore)	3		19

St James’s Place plc (United Kingdom)	2		30

Standard Life Aberdeen plc (United Kingdom)	10		38

State Street Corp.	1		43

T. Rowe Price Group, Inc.	10		1,098

TD Ameritrade Holding Corp.	9		469

UBS Group AG (Registered) (Switzerland) *	17		203

Yuanta Financial Holding Co. Ltd. (Taiwan)	151		91

			18,078

INVESTMENTS	SHARES (000)		VALUE (000)

Chemicals — 0.8%

AdvanSix, Inc. *	6		156

Air Liquide SA (France)	2		265

Air Products & Chemicals, Inc.	—	(a)	103

Air Water, Inc. (Japan)	1		9

Akzo Nobel NV (Netherlands)	1		97

Albemarle Corp.	—	(a)	15

Arkema SA (France)	—	(a)	26

Asahi Kasei Corp. (Japan)	5		56

Asian Paints Ltd. (India)	17		339

Axalta Coating Systems Ltd. *	14		431

BASF SE (Germany)	4		302

Celanese Corp.	—	(a)	28

CF Industries Holdings, Inc.	—	(a)	21

Chr Hansen Holding A/S (Denmark)	—	(a)	44

Clariant AG (Registered) (Switzerland) *	1		17

Corteva, Inc. *	2		46

Covestro AG (Germany) (b)	1		37

Croda International plc (United Kingdom)	1		34

Daicel Corp. (Japan)	10		92

Dow, Inc.	2		76

DuPont de Nemours, Inc.	2		116

Eastman Chemical Co.	23		1,757

Ecolab, Inc.	1		103

EMS-Chemie Holding AG (Registered) (Switzerland)	—	(a)	21

Evonik Industries AG (Germany)	1		23

FMC Corp.	—	(a)	23

Formosa Chemicals & Fibre Corp. (Taiwan)	29		96

Formosa Plastics Corp. (Taiwan)	54		199

FUCHS PETROLUB SE (Preference) (Germany)	—	(a)	11

Givaudan SA (Registered) (Switzerland)	—	(a)	116

Hitachi Chemical Co. Ltd. (Japan)	1		14

Incitec Pivot Ltd. (Australia)	16		39

International Flavors & Fragrances, Inc.	—	(a)	30

Israel Chemicals Ltd. (Israel)	3		15

Johnson Matthey plc (United Kingdom)	1		36

JSR Corp. (Japan)	1		13

Kaneka Corp. (Japan)	—	(a)	11

Kansai Paint Co. Ltd. (Japan)	1		17

Koninklijke DSM NV (Netherlands)	1		99

Kuraray Co. Ltd. (Japan)	1		16

LANXESS AG (Germany)	—	(a)	21

LG Chem Ltd. (South Korea)	—	(a)	129

Linde plc (United Kingdom)	4		729

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Chemicals — continued

Linde plc (United Kingdom)	1		225

Lotte Chemical Corp. (South Korea)	—	(a)	99

LyondellBasell Industries NV, Class A	1		54

Mitsubishi Chemical Holdings Corp. (Japan)	5		37

Mitsubishi Gas Chemical Co., Inc. (Japan)	1		9

Mitsui Chemicals, Inc. (Japan)	1		20

Mosaic Co. (The)	1		18

Nippon Paint Holdings Co. Ltd. (Japan)	1		23

Nissan Chemical Corp. (Japan)	1		27

Nitto Denko Corp. (Japan)	1		40

NOF Corp. (Japan)	3		112

Novozymes A/S, Class B (Denmark)	1		45

Orica Ltd. (Australia)	2		22

Petronas Chemicals Group Bhd. (Malaysia)	52		105

PPG Industries, Inc.	—	(a)	57

Quaker Chemical Corp.	2		466

Sasol Ltd. (South Africa)	3		72

Sherwin-Williams Co. (The)	—	(a)	77

Shin-Etsu Chemical Co. Ltd. (Japan)	10		936

Showa Denko KK (Japan)	7		219

Sika AG (Registered) (Switzerland)	1		96

Solvay SA (Belgium)	—	(a)	32

Sumitomo Chemical Co. Ltd. (Japan)	6		28

Symrise AG (Germany)	1		52

Taiyo Nippon Sanso Corp. (Japan)	1		13

Teijin Ltd. (Japan)	1		12

Tokuyama Corp. (Japan)	4		111

Toray Industries, Inc. (Japan)	6		43

Tosoh Corp. (Japan)	1		16

Umicore SA (Belgium)	1		26

UPL Ltd. (India)	4		49

Valvoline, Inc.	16		311

Yara International ASA (Norway)	1		38

			9,318

Commercial Services & Supplies — 0.6%

Brady Corp., Class A	12		601

Brambles Ltd. (Australia)	7		64

China Everbright International Ltd. (China)	95		88

Cintas Corp.	—	(a)	41

Copart, Inc. *	13		961

Country Garden Services Holdings Co. Ltd. (China)	50		115

Dai Nippon Printing Co. Ltd. (Japan)	1		21

Edenred (France)	6		287

INVESTMENTS	SHARES (000)		VALUE (000)

Commercial Services & Supplies — continued

G4S plc (United Kingdom)	6		17

Greentown Service Group Co. Ltd. (China) (b)	76		61

ISS A/S (Denmark)	1		21

KAR Auction Services, Inc.	9		220

MSA Safety, Inc.	5		501

Park24 Co. Ltd. (Japan)	1		12

Rentokil Initial plc (United Kingdom)	8		39

Republic Services, Inc.	—	(a)	39

Rollins, Inc.	—	(a)	11

Secom Co. Ltd. (Japan)	1		86

Securitas AB, Class B (Sweden)	1		26

Societe BIC SA (France)	2		136

Sohgo Security Services Co. Ltd. (Japan)	—	(a)	18

SPIE SA (France)	9		165

Toppan Printing Co. Ltd. (Japan)	1		17

Waste Connections, Inc.	31		2,989

Waste Management, Inc.	1		93

			6,629

Communications Equipment — 0.3%

Arista Networks, Inc. *	2		551

Cisco Systems, Inc.	26		1,442

CommScope Holding Co., Inc. *	22		345

F5 Networks, Inc. *	—	(a)	18

Juniper Networks, Inc.	1		19

Motorola Solutions, Inc.	—	(a)	57

Nokia OYJ (Finland)	25		124

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	14		128

			2,684

Construction & Engineering — 0.2%

ACS Actividades de Construccion y Servicios SA (Spain)	13		515

Bouygues SA (France)	1		36

China Railway Group Ltd., Class H (China)	76		58

China State Construction International Holdings Ltd. (China)	32		33

CIMIC Group Ltd. (Australia)	6		179

Daelim Industrial Co. Ltd. (South Korea)	1		71

Eiffage SA (France)	4		421

Ferrovial SA (Spain)	2		52

HDC Hyundai Development Co-Engineering & Construction, Class E (South Korea)	1		26

HOCHTIEF AG (Germany)	—	(a)	12

Jacobs Engineering Group, Inc.	—	(a)	20

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Construction & Engineering — continued

JGC Corp. (Japan)	1		12

Kajima Corp. (Japan)	8		116

Koninklijke BAM Groep NV (Netherlands)	12		55

Larsen & Toubro Ltd. (India)	6		140

Obayashi Corp. (Japan)	11		112

Quanta Services, Inc.	—	(a)	11

Shimizu Corp. (Japan)	3		21

Skanska AB, Class B (Sweden)	1		25

Taisei Corp. (Japan)	1		33

Vinci SA (France)	2		249

WillScot Corp. *	31		466

			2,663

Construction Materials — 0.3%

Boral Ltd. (Australia)	5		17

Cemex SAB de CV, ADR (Mexico)	7		31

CRH plc (Ireland)	4		117

Fletcher Building Ltd. (New Zealand)	4		11

HeidelbergCement AG (Germany)	1		55

Imerys SA (France)	—	(a)	8

James Hardie Industries plc, CHDI (Ireland)	2		24

LafargeHolcim Ltd. (Registered) (Switzerland) *	4		210

Martin Marietta Materials, Inc.	5		1,206

Siam Cement PCL (The) (Registered) (Thailand)	32		486

Taiheiyo Cement Corp. (Japan)	5		161

UltraTech Cement Ltd. (India)	2		140

Vulcan Materials Co.	5		717

			3,183

Consumer Finance — 0.3%

Acom Co. Ltd. (Japan)	2		6

AEON Financial Service Co. Ltd. (Japan)	1		8

American Express Co.	8		1,004

Capital One Financial Corp.	20		1,814

Credit Saison Co. Ltd. (Japan)	1		7

Discover Financial Services	1		52

Shriram Transport Finance Co. Ltd. (India)	5		73

Synchrony Financial	1		45

			3,009

Containers & Packaging — 0.6%

Amcor plc (United Kingdom) *	3		39

AptarGroup, Inc.	9		1,174

Avery Dennison Corp.	7		827

Ball Corp.	29		2,013

INVESTMENTS	SHARES (000)		VALUE (000)

Containers & Packaging — continued

Crown Holdings, Inc. *	21		1,297

Graphic Packaging Holding Co.	36		503

International Paper Co.	1		36

Packaging Corp. of America	6		565

Sealed Air Corp.	—	(a)	14

Smurfit Kappa Group plc (Ireland)	1		30

Toyo Seikan Group Holdings Ltd. (Japan)	1		12

Westrock Co.	15		534

			7,044

Distributors — 0.2%

Genuine Parts Co.	3		326

IAA, Inc. *	9		351

Jardine Cycle & Carriage Ltd. (Singapore)	2		51

LKQ Corp. *	9		244

Pool Corp.	6		1,197

			2,169

Diversified Consumer Services — 0.1%

Benesse Holdings, Inc. (Japan)	—	(a)	7

Bright Horizons Family Solutions, Inc. *	5		739

H&R Block, Inc.	—	(a)	12

Kroton Educacional SA (Brazil)	40		113

ServiceMaster Global Holdings, Inc. *	7		340

			1,211

Diversified Financial Services — 0.3%

AMP Ltd. (Australia)	12		18

Ayala Corp. (Philippines)	3		57

Berkshire Hathaway, Inc., Class B *	4		854

Chailease Holding Co. Ltd. (Taiwan)	29		120

Challenger Ltd. (Australia)	2		11

Eurazeo SE (France)	—	(a)	12

EXOR NV (Netherlands)	5		333

Far East Horizon Ltd. (China)	57		58

FirstRand Ltd. (South Africa)	131		636

Groupe Bruxelles Lambert SA (Belgium)	—	(a)	37

Industrivarden AB, Class C (Sweden)	1		15

Investor AB, Class B (Sweden)	2		96

Jefferies Financial Group, Inc.	1		10

Kinnevik AB, Class B (Sweden)	1		26

L E Lundbergforetagen AB, Class B (Sweden)	—	(a)	12

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	9		47

ORIX Corp. (Japan)	22		326

Pargesa Holding SA (Switzerland)	—	(a)	12

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Diversified Financial Services — continued

RMB Holdings Ltd. (South Africa)	33		196

Tokyo Century Corp. (Japan)	—	(a)	13

Wendel SA (France)	—	(a)	16

			2,905

Diversified Telecommunication Services — 0.7%

AT&T, Inc.	15		506

BT Group plc (United Kingdom)	37		93

Cellnex Telecom SA (Spain) * (b)	1		30

CenturyLink, Inc.	2		23

China Unicom Hong Kong Ltd. (China)	114		125

Deutsche Telekom AG (Registered) (Germany)	15		263

Elisa OYJ (Finland)	1		29

HKT Trust & HKT Ltd. (Hong Kong)	16		25

Iliad SA (France)	—	(a)	12

Koninklijke KPN NV (Netherlands)	16		48

Nippon Telegraph & Telephone Corp. (Japan)	11		489

Orange SA (France)	46		731

PCCW Ltd. (Hong Kong)	17		10

Proximus SADP (Belgium)	1		18

Singapore Telecommunications Ltd. (Singapore)	36		93

Spark New Zealand Ltd. (New Zealand)	12		31

Swisscom AG (Registered) (Switzerland)	1		254

Telecom Italia SpA (Italy)	25		13

Telecom Italia SpA (Italy) *	38		21

Telefonica Brasil SA (Preference) (Brazil)	11		150

Telefonica Deutschland Holding AG (Germany)	4		10

Telefonica SA (Spain)	21		169

Telekomunikasi Indonesia Persero Tbk. PT (Indonesia)	594		174

Telenor ASA (Norway)	30		637

Telia Co. AB (Sweden)	12		51

Telstra Corp. Ltd. (Australia)	18		50

TPG Telecom Ltd. (Australia)	2		7

United Internet AG (Registered) (Germany)	1		17

Verizon Communications, Inc.	67		3,807

			7,886

Electric Utilities — 1.2%

Alliant Energy Corp.	—	(a)	24

American Electric Power Co., Inc.	31		2,703

AusNet Services (Australia)	9		12

Chubu Electric Power Co., Inc. (Japan)	3		38

Chugoku Electric Power Co., Inc. (The) (Japan)	1		14

CK Infrastructure Holdings Ltd. (Hong Kong)	3		20

INVESTMENTS	SHARES (000)		VALUE (000)

Electric Utilities — continued

CLP Holdings Ltd. (Hong Kong)	35		386

Duke Energy Corp.	6		569

Edison International	5		330

EDP — Energias de Portugal SA (Portugal)	11		40

Electricite de France SA (France)	2		31

Endesa SA (Spain)	22		558

Enel SpA (Italy)	36		250

Entergy Corp.	—	(a)	41

Equatorial Energia SA (Brazil)	5		114

Evergy, Inc.	1		30

Eversource Energy	7		514

Exelon Corp.	2		96

FirstEnergy Corp.	1		45

Fortum OYJ (Finland)	2		43

HK Electric Investments & HK Electric Investments Ltd. (Hong Kong) (b)	11		11

Iberdrola SA (Spain)	26		257

Kansai Electric Power Co., Inc. (The) (Japan)	3		33

Korea Electric Power Corp. (South Korea)	2		49

Kyushu Electric Power Co., Inc. (Japan)	2		16

NextEra Energy, Inc.	12		2,560

Orsted A/S (Denmark) (b)	1		72

Pinnacle West Capital Corp.	—	(a)	22

Portland General Electric Co.	8		425

Power Assets Holdings Ltd. (Hong Kong)	6		40

Power Grid Corp. of India Ltd. (India)	42		125

PPL Corp.	1		46

Red Electrica Corp. SA (Spain)	22		456

Southern Co. (The)	2		119

SSE plc (United Kingdom)	5		65

Tenaga Nasional Bhd. (Malaysia)	29		96

Terna Rete Elettrica Nazionale SpA (Italy)	10		65

Tohoku Electric Power Co., Inc. (Japan)	2		17

Tokyo Electric Power Co. Holdings, Inc. (Japan) *	6		33

Verbund AG (Austria)	1		59

Xcel Energy, Inc.	49		2,930

			13,354

Electrical Equipment — 0.7%

ABB Ltd. (Registered) (Switzerland)	8		163

AMETEK, Inc.	5		475

Bharat Heavy Electricals Ltd. (India)	69		73

Eaton Corp. plc	27		2,252

Emerson Electric Co.	1		85

Fuji Electric Co. Ltd. (Japan)	7		229

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Electrical Equipment — continued

Generac Holdings, Inc. *	6		440

Huber + Suhner AG (Registered) (Switzerland)	1		57

Legrand SA (France)	9		645

Melrose Industries plc (United Kingdom)	21		49

Mitsubishi Electric Corp. (Japan)	8		102

Nidec Corp. (Japan)	5		687

Prysmian SpA (Italy)	1		20

Rockwell Automation, Inc.	—	(a)	40

Schneider Electric SE (France)	11		966

Siemens Gamesa Renewable Energy SA (Spain)	20		325

Signify NV (Netherlands) (b)	8		222

Vestas Wind Systems A/S (Denmark)	1		75

WEG SA (Brazil)	61		340

			7,245

Electronic Equipment, Instruments & Components — 0.7%

AAC Technologies Holdings, Inc. (China)	5		28

Alps Alpine Co. Ltd. (Japan)	1		14

Amphenol Corp., Class A	7		672

Arrow Electronics, Inc. *	10		706

BOE Technology Group Co. Ltd., Class A (China)	180		90

Cognex Corp.	8		406

Corning, Inc.	20		655

Delta Electronics, Inc. (Taiwan)	113		574

FLIR Systems, Inc.	—	(a)	15

Halma plc (United Kingdom)	2		43

Hamamatsu Photonics KK (Japan)	1		23

Hexagon AB, Class B (Sweden)	1		64

Hirose Electric Co. Ltd. (Japan)	—	(a)	22

Hitachi High-Technologies Corp. (Japan)	—	(a)	21

Hitachi Ltd. (Japan)	15		545

Hon Hai Precision Industry Co. Ltd. (Taiwan)	23		57

Ingenico Group SA (France)	—	(a)	22

IPG Photonics Corp. *	—	(a)	11

Japan Aviation Electronics Industry Ltd. (Japan)	4		59

Jenoptik AG (Germany)	1		40

Keyence Corp. (Japan)	2		1,172

Keysight Technologies, Inc. *	7		666

Kyocera Corp. (Japan)	1		92

Landis+Gyr Group AG (Switzerland) *	1		82

Largan Precision Co. Ltd. (Taiwan)	4		500

Luxshare Precision Industry Co. Ltd., Class A (China)	27		98

Murata Manufacturing Co. Ltd. (Japan)	3		113

Nippon Electric Glass Co. Ltd. (Japan)	—	(a)	8

INVESTMENTS	SHARES (000)		VALUE (000)

Electronic Equipment, Instruments & Components — continued

Omron Corp. (Japan)	1		47

Samsung SDI Co. Ltd. (South Korea)	1		168

Shimadzu Corp. (Japan)	1		22

Sunny Optical Technology Group Co. Ltd. (China)	12		123

TDK Corp. (Japan)	1		47

TE Connectivity Ltd.	1		67

Venture Corp. Ltd. (Singapore)	1		13

Yaskawa Electric Corp. (Japan)	1		34

Yokogawa Electric Corp. (Japan)	1		20

Zebra Technologies Corp., Class A *	4		790

			8,129

Energy Equipment & Services — 0.1%

Baker Hughes a GE Co.	1		26

China Oilfield Services Ltd., Class H (China)	70		69

Core Laboratories NV	5		256

Halliburton Co.	2		41

Helmerich & Payne, Inc.	—	(a)	11

John Wood Group plc (United Kingdom)	3		16

National Oilwell Varco, Inc.	1		18

Patterson-UTI Energy, Inc.	27		312

Schlumberger Ltd.	3		114

TechnipFMC plc (United Kingdom)	1		23

Tenaris SA (Luxembourg)	2		29

WorleyParsons Ltd. (Australia)	1		14

			929

Entertainment — 0.8%

Activision Blizzard, Inc.	2		75

Capcom Co. Ltd. (Japan)	9		177

CD Projekt SA (Poland)	2		88

Cinemark Holdings, Inc.	15		529

Electronic Arts, Inc. *	1		62

GungHo Online Entertainment, Inc. (Japan)	3		91

Konami Holdings Corp. (Japan)	—	(a)	19

NCSoft Corp. (South Korea)	—	(a)	149

NetEase, Inc., ADR (China)	1		174

Netflix, Inc. *	11		4,066

Nexon Co. Ltd. (Japan) *	18		266

Nintendo Co. Ltd. (Japan)	1		183

Spotify Technology SA *	5		750

Take-Two Interactive Software, Inc. *	10		1,104

Toho Co. Ltd. (Japan)	1		21

Ubisoft Entertainment SA (France) *	—	(a)	27

Viacom, Inc., Class B	1		22

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Entertainment — continued

Vivendi SA (France)	4		111

Walt Disney Co. (The)	4		504

			8,418

Equity Real Estate Investment Trusts (REITs) — 3.6%

Alexandria Real Estate Equities, Inc.	—	(a)	33

American Homes 4 Rent, Class A	30		720

American Tower Corp.	1		187

Americold Realty Trust	5		157

Apartment Investment & Management Co., Class A	—	(a)	15

Ascendas (Singapore)	11		25

AvalonBay Communities, Inc.	2		354

Boston Properties, Inc.	1		135

Brandywine Realty Trust	18		263

British Land Co. plc (The) (United Kingdom)	4		26

Brixmor Property Group, Inc.	51		917

CapitaLand Commercial Trust (Singapore)	11		17

CapitaLand Mall Trust (Singapore)	11		21

CoreSite Realty Corp.	2		265

Cousins Properties, Inc.	14		513

Covivio (France)	—	(a)	20

Crown Castle International Corp.	1		112

Daiwa House REIT Investment Corp. (Japan)	—	(a)	17

Dexus (Australia)	4		41

Digital Realty Trust, Inc.	7		876

Douglas Emmett, Inc.	18		715

Duke Realty Corp.	1		24

EastGroup Properties, Inc.	8		933

Empire State Realty Trust, Inc., Class A	9		132

Equinix, Inc.	3		1,652

Equity LifeStyle Properties, Inc.	8		1,019

Equity Residential	17		1,319

Essex Property Trust, Inc.	4		1,172

Extra Space Storage, Inc.	—	(a)	28

Federal Realty Investment Trust	6		824

Gecina SA (France)	—	(a)	28

Goodman Group (Australia)	7		76

GPT Group (The) (Australia)	8		35

Growthpoint Properties Ltd. (South Africa)	50		86

HCP, Inc.	42		1,341

Healthcare Trust of America, Inc., Class A	16		431

Highwoods Properties, Inc.	6		257

Host Hotels & Resorts, Inc.	38		699

Hudson Pacific Properties, Inc.	13		422

INVESTMENTS	SHARES (000)		VALUE (000)

Equity Real Estate Investment Trusts (REITs) — continued

ICADE (France)	—	(a)	41

Invitation Homes, Inc.	25		673

Iron Mountain, Inc.	9		275

Japan Prime Realty Investment Corp. (Japan)	—	(a)	17

Japan Real Estate Investment Corp. (Japan)	—	(a)	37

Japan Retail Fund Investment Corp. (Japan)	—	(a)	154

JBG SMITH Properties	18		694

Kimco Realty Corp.	28		526

Klepierre SA (France)	1		28

Land Securities Group plc (United Kingdom)	3		32

Liberty Property Trust	17		829

Link (Hong Kong)	10		117

Macerich Co. (The)	—	(a)	7

MGM Growth Properties LLC, Class A	12		356

Mid-America Apartment Communities, Inc.	22		2,593

Mirvac Group (Australia)	16		36

National Retail Properties, Inc.	29		1,514

Nippon Building Fund, Inc. (Japan)	—	(a)	48

Nippon Prologis REIT, Inc. (Japan)	—	(a)	18

Nomura Real Estate Master Fund, Inc. (Japan)	—	(a)	26

Outfront Media, Inc.	33		849

Prologis, Inc.	65		5,217

Public Storage	11		2,527

Rayonier, Inc.	16		479

Realty Income Corp.	4		295

Regency Centers Corp.	—	(a)	23

Rexford Industrial Realty, Inc.	14		566

RLJ Lodging Trust	21		370

SBA Communications Corp. *	—	(a)	53

Scentre Group (Australia)	24		66

Segro plc (United Kingdom)	4		41

Simon Property Group, Inc.	1		102

SL Green Realty Corp.	3		218

Stockland (Australia)	10		29

Suntec (Singapore)	8		11

Terreno Realty Corp.	13		656

UDR, Inc.	1		26

Unibail-Rodamco-Westfield (France)	1		91

United Urban Investment Corp. (Japan)	—	(a)	20

Ventas, Inc.	17		1,195

VEREIT, Inc.	55		496

VICI Properties, Inc.	30		652

Vicinity Centres (Australia)	13		23

Vornado Realty Trust	—	(a)	23

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Weingarten Realty Investors	21		576

Welltower, Inc.	1		68

Weyerhaeuser Co.	12		308

WP Carey, Inc.	14		1,112

			40,020

Food & Staples Retailing — 0.6%

Aeon Co. Ltd. (Japan)	3		47

Atacadao SA (Brazil) *	10		58

BGF retail Co. Ltd. (South Korea)	—	(a)	74

Bid Corp. Ltd. (South Africa)	34		743

BIM Birlesik Magazalar A/S (Turkey)	2		27

Carrefour SA (France)	3		50

Casino Guichard Perrachon SA (France)	—	(a)	8

Cencosud SA (Chile)	19		37

Clicks Group Ltd. (South Africa)	7		96

Coles Group Ltd. (Australia) *	5		47

Colruyt SA (Belgium)	—	(a)	14

Costco Wholesale Corp.	1		240

Dairy Farm International Holdings Ltd. (Hong Kong)	1		10

Dino Polska SA (Poland) * (b)	3		106

FamilyMart UNY Holdings Co. Ltd. (Japan)	1		26

ICA Gruppen AB (Sweden)	—	(a)	16

J Sainsbury plc (United Kingdom)	7		18

Jeronimo Martins SGPS SA (Portugal)	1		17

Koninklijke Ahold Delhaize NV (Netherlands)	29		648

Kroger Co. (The)	11		240

Lawson, Inc. (Japan)	—	(a)	14

Metcash Ltd. (Australia)	48		86

METRO AG (Germany)	9		165

Performance Food Group Co. *	22		893

Pick n Pay Stores Ltd. (South Africa)	13		65

President Chain Store Corp. (Taiwan)	56		542

Raia Drogasil SA (Brazil) *	17		343

Seven & i Holdings Co. Ltd. (Japan)	3		112

Shoprite Holdings Ltd. (South Africa)	26		292

SPAR Group Ltd. (The) (South Africa)	6		80

Sundrug Co. Ltd. (Japan)	—	(a)	5

Sysco Corp.	1		69

Tesco plc (United Kingdom)	43		124

Tsuruha Holdings, Inc. (Japan)	—	(a)	28

Walgreens Boots Alliance, Inc.	13		714

Wal-Mart de Mexico SAB de CV (Mexico)	178		487

Walmart, Inc.	3		320

INVESTMENTS	SHARES (000)		VALUE (000)

Food & Staples Retailing — continued

Welcia Holdings Co. Ltd. (Japan)	—	(a)	8

Wm Morrison Supermarkets plc (United Kingdom)	10		25

Woolworths Group Ltd. (Australia)	6		129

X5 Retail Group NV, GDR (Russia) (b)	3		95

			7,118

Food Products — 0.8%

a2 Milk Co. Ltd. (New Zealand) *	3		30

Ajinomoto Co., Inc. (Japan)	2		31

Archer-Daniels-Midland Co.	1		47

Associated British Foods plc (United Kingdom)	1		46

Barry Callebaut AG (Registered) (Switzerland)	—	(a)	20

Calbee, Inc. (Japan)	—	(a)	8

Campbell Soup Co.	—	(a)	16

Chocoladefabriken Lindt & Spruengli AG (Switzerland)	—	(a)	29

Chocoladefabriken Lindt & Spruengli AG (Registered) (Switzerland)	—	(a)	81

Conagra Brands, Inc.	1		27

Danone SA (France)	3		230

Foshan Haitian Flavouring & Food Co. Ltd., Class A (China)	13		201

General Mills, Inc.	1		65

Golden Agri-Resources Ltd. (Singapore)	26		6

Greencore Group plc (Ireland)	32		88

Hershey Co. (The)	—	(a)	39

Hormel Foods Corp.	1		23

Inner Mongolia Yili Industrial Group Co. Ltd., Class A (China)	9		45

JM Smucker Co. (The)	—	(a)	27

Kellogg Co.	1		28

Kerry Group plc, Class A (Ireland)	1		83

Kikkoman Corp. (Japan)	1		26

Kraft Heinz Co. (The)	1		40

Lamb Weston Holdings, Inc.	10		640

McCormick & Co., Inc. (Non-Voting)	—	(a)	39

MEIJI Holdings Co. Ltd. (Japan)	1		43

Mondelez International, Inc., Class A	3		161

Morinaga & Co. Ltd. (Japan)	3		122

Mowi ASA (Norway)	2		45

Nestle SA (Registered) (Switzerland)	49		5,096

NH Foods Ltd. (Japan)	—	(a)	13

Nisshin Seifun Group, Inc. (Japan)	1		16

Nissin Foods Holdings Co. Ltd. (Japan)	—	(a)	19

Orkla ASA (Norway)	3		28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Food Products — continued

Post Holdings, Inc. *	6		644

Tate & Lyle plc (United Kingdom)	10		89

Tiger Brands Ltd. (South Africa)	8		126

Toyo Suisan Kaisha Ltd. (Japan)	—	(a)	12

Tyson Foods, Inc., Class A	1		49

Uni-President Enterprises Corp. (Taiwan)	41		109

Vitasoy International Holdings Ltd. (Hong Kong)	6		29

WH Group Ltd. (Hong Kong)(b)	303		307

Wilmar International Ltd. (Singapore)	8		22

Yakult Honsha Co. Ltd. (Japan)	1		35

Yamazaki Baking Co. Ltd. (Japan)	—	(a)	6

			8,886

Gas Utilities — 0.0% (d)

APA Group (Australia)	5		37

Atmos Energy Corp.	—	(a)	26

ENN Energy Holdings Ltd. (China)	11		105

Hong Kong & China Gas Co. Ltd. (Hong Kong)	43		95

Naturgy Energy Group SA (Spain)	1		34

Osaka Gas Co. Ltd. (Japan)	2		28

Toho Gas Co. Ltd. (Japan)	—	(a)	11

Tokyo Gas Co. Ltd. (Japan)	2		38

			374

Health Care Equipment & Supplies — 1.0%

Abbott Laboratories	4		307

ABIOMED, Inc. *	—	(a)	24

Alcon, Inc. (Switzerland) *	9		585

Align Technology, Inc. *	—	(a)	41

Asahi Intecc Co. Ltd. (Japan)	1		25

Baxter International, Inc.	1		80

Becton Dickinson and Co.	1		141

BioMerieux (France)	—	(a)	14

Boston Scientific Corp. *	54		2,309

Carl Zeiss Meditec AG (Germany)	—	(a)	16

Cochlear Ltd. (Australia)	—	(a)	37

Coloplast A/S, Class B (Denmark)	1		66

Cooper Cos., Inc. (The)	—	(a)	34

Danaher Corp.	1		186

Demant A/S (Denmark) *	—	(a)	15

Dentsply Sirona, Inc.	—	(a)	28

DexCom, Inc. *	4		635

Edwards Lifesciences Corp. *	—	(a)	80

Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	2		24

INVESTMENTS	SHARES (000)		VALUE (000)

Health Care Equipment & Supplies — continued

Hologic, Inc. *	1		27

Hoya Corp. (Japan)	2		131

ICU Medical, Inc. *	2		382

IDEXX Laboratories, Inc. *	3		834

Intuitive Surgical, Inc. *	4		2,342

Koninklijke Philips NV (Netherlands)	4		177

Medtronic plc	8		815

Olympus Corp. (Japan)	5		57

ResMed, Inc.	—	(a)	36

Sartorius AG (Preference) (Germany)	—	(a)	30

Siemens Healthineers AG (Germany) (b)	1		26

Smith & Nephew plc (United Kingdom)	29		631

Sonova Holding AG (Registered) (Switzerland)	—	(a)	55

Straumann Holding AG (Registered) (Switzerland)	—	(a)	37

Stryker Corp.	1		131

Sysmex Corp. (Japan)	1		52

Teleflex, Inc.	—	(a)	31

Terumo Corp. (Japan)	3		81

Varian Medical Systems, Inc. *	—	(a)	26

West Pharmaceutical Services, Inc.	6		737

Zimmer Biomet Holdings, Inc.	—	(a)	50

			11,335

Health Care Providers & Services — 1.2%

Acadia Healthcare Co., Inc. *	12		403

Alfresa Holdings Corp. (Japan)	5		124

AmerisourceBergen Corp.	5		445

Anthem, Inc.	3		864

Cardinal Health, Inc.	1		29

Centene Corp. *	10		531

Cigna Corp.	15		2,300

CVS Health Corp.	3		146

DaVita, Inc. *	—	(a)	15

Encompass Health Corp.	10		607

Fresenius Medical Care AG & Co. KGaA (Germany)	6		469

Fresenius SE & Co. KGaA (Germany)	2		100

HCA Healthcare, Inc.	3		394

Henry Schein, Inc. *	5		365

Humana, Inc.	4		1,055

IHH Healthcare Bhd (Malaysia)	40		56

Jointown Pharmaceutical Group Co. Ltd., Class A (China)	28		49

Laboratory Corp. of America Holdings *	—	(a)	35

McKesson Corp.	—	(a)	53

Medipal Holdings Corp. (Japan)	5		111

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Health Care Providers & Services — continued

Molina Healthcare, Inc. *	4		555

NMC Health plc (United Arab Emirates)	—	(a)	12

Premier, Inc., Class A *	8		332

Quest Diagnostics, Inc.	—	(a)	28

Ramsay Health Care Ltd. (Australia)	1		32

Ryman Healthcare Ltd. (New Zealand)	2		13

Ship Healthcare Holdings, Inc. (Japan)	1		52

Sinopharm Group Co. Ltd., Class H (China)	31		108

Sonic Healthcare Ltd. (Australia)	2		36

Suzuken Co. Ltd. (Japan)	—	(a)	24

UnitedHealth Group, Inc.	14		3,495

Universal Health Services, Inc., Class B	—	(a)	22

WellCare Health Plans, Inc. *	2		694

			13,554

Health Care Technology — 0.2%

Cerner Corp.	1		49

M3, Inc. (Japan)	2		33

Medidata Solutions, Inc. *	5		416

Teladoc Health, Inc. *	13		841

Veeva Systems, Inc., Class A *	4		711

			2,050

Hotels, Restaurants & Leisure — 0.6%

Accor SA (France)	12		520

Aristocrat Leisure Ltd. (Australia)	3		55

Betsson AB (Sweden) *	6		34

Brinker International, Inc.	8		334

Carnival Corp.	1		39

Carnival plc	1		31

Chipotle Mexican Grill, Inc. *	—	(a)	37

Compass Group plc (United Kingdom)	7		167

Crown Resorts Ltd. (Australia)	2		13

CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	4		50

Darden Restaurants, Inc.	—	(a)	31

Domino’s Pizza Enterprises Ltd. (Australia)	—	(a)	6

Flight Centre Travel Group Ltd. (Australia)	—	(a)	7

Flutter Entertainment plc (Ireland)	—	(a)	25

Galaxy Entertainment Group Ltd. (Macau)	10		67

Genting Singapore Ltd. (Singapore)	25		17

Greene King plc (United Kingdom)	12		93

GVC Holdings plc (United Kingdom)	3		21

Hilton Worldwide Holdings, Inc.	11		1,054

INVESTMENTS	SHARES (000)		VALUE (000)

Hotels, Restaurants & Leisure — continued

InterContinental Hotels Group plc (United Kingdom)	1		62

Marriott International, Inc., Class A	1		80

McDonald’s Corp.	2		328

McDonald’s Holdings Co. Japan Ltd. (Japan)	—	(a)	13

Melco Resorts & Entertainment Ltd., ADR (Hong Kong)	1		19

Merlin Entertainments plc (United Kingdom) (b)	3		17

MGM China Holdings Ltd. (Macau)	4		7

MGM Resorts International	1		30

Minor International PCL (Thailand)	75		101

Norwegian Cruise Line Holdings Ltd. *	—	(a)	24

OPAP SA (Greece)	3		36

Oriental Land Co. Ltd. (Japan)	1		112

Royal Caribbean Cruises Ltd.	11		1,392

Sands China Ltd. (Macau)	194		929

Shangri-La Asia Ltd. (Hong Kong)	6		8

SJM Holdings Ltd. (Macau)	8		9

Sodexo SA (France)	1		147

Starbucks Corp.	3		210

Tabcorp Holdings Ltd. (Australia)	8		26

TUI AG (Germany)	2		18

Whitbread plc (United Kingdom)	1		44

Wynn Macau Ltd. (Macau)	6		14

Wynn Resorts Ltd.	—	(a)	25

Yum China Holdings, Inc. (China)	13		599

Yum! Brands, Inc.	1		70

			6,921

Household Durables — 0.4%

Barratt Developments plc (United Kingdom)	29		214

Berkeley Group Holdings plc (United Kingdom)	5		239

Bovis Homes Group plc (United Kingdom)	4		51

Casio Computer Co. Ltd. (Japan)	1		10

DR Horton, Inc.	2		91

Electrolux AB, Series B (Sweden)	1		25

Garmin Ltd.	—	(a)	20

Haier Electronics Group Co. Ltd. (Hong Kong) *	19		53

Hangzhou Robam Appliances Co. Ltd., Class A (China)	16		65

Husqvarna AB, Class B (Sweden)	2		16

Iida Group Holdings Co. Ltd. (Japan)	1		10

JM AB (Sweden)	3		66

Leggett & Platt, Inc.	—	(a)	10

Lennar Corp., Class A	15		721

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Household Durables — continued

Midea Group Co. Ltd., Class A (China)	61		459

Mohawk Industries, Inc. *	—	(a)	19

Newell Brands, Inc.	1		12

Nikon Corp. (Japan)	1		18

Panasonic Corp. (Japan)	10		81

Persimmon plc (United Kingdom)	7		183

PulteGroup, Inc.	1		17

Redrow plc (United Kingdom)	32		224

Rinnai Corp. (Japan)	—	(a)	13

SEB SA (France)	—	(a)	89

Sekisui Chemical Co. Ltd. (Japan)	2		22

Sekisui House Ltd. (Japan)	3		43

Sharp Corp. (Japan)	1		10

Sony Corp. (Japan)	27		1,435

Suofeiya Home Collection Co. Ltd., Class A (China)	26		71

Taylor Wimpey plc (United Kingdom)	14		29

Whirlpool Corp.	—	(a)	19

			4,335

Household Products — 0.3%

Church & Dwight Co., Inc.	1		37

Clorox Co. (The)	2		262

Colgate-Palmolive Co.	2		127

Energizer Holdings, Inc.	12		452

Essity AB, Class B (Sweden)	3		82

Henkel AG & Co. KGaA (Germany)	—	(a)	39

Henkel AG & Co. KGaA (Preference) (Germany)	1		77

Hindustan Unilever Ltd. (India)	7		170

Kimberly-Clark Corp.	1		95

Lion Corp. (Japan)	1		17

Pigeon Corp. (Japan)	1		20

Procter & Gamble Co. (The)	15		1,604

Reckitt Benckiser Group plc (United Kingdom)	3		246

Unicharm Corp. (Japan)	2		52

Unilever Indonesia Tbk. PT (Indonesia)	77		247

			3,527

Independent Power and Renewable Electricity Producers — 0.0% (d)

AES Corp.	1		23

CGN Power Co. Ltd., Class H (China) (b)	281		77

China Longyuan Power Group Corp. Ltd., Class H (China)	126		81

Electric Power Development Co. Ltd. (Japan)	1		14

Meridian Energy Ltd. (New Zealand)	5		17

NRG Energy, Inc.	1		19

INVESTMENTS	SHARES (000)		VALUE (000)

Independent Power and Renewable Electricity Producers — continued

NTPC Ltd. (India)	53		109

Uniper SE (Germany)	1		25

			365

Industrial Conglomerates — 0.4%

3M Co.	1		207

Alfa SAB de CV, Class A (Mexico)	55		54

Bidvest Group Ltd. (The) (South Africa)	24		319

Carlisle Cos., Inc.	3		411

CK Hutchison Holdings Ltd. (Hong Kong)	13		123

DCC plc (United Kingdom)	—	(a)	36

Fosun International Ltd. (China)	35		46

General Electric Co.	18		189

Honeywell International, Inc.	7		1,256

Jardine Matheson Holdings Ltd. (Hong Kong)	11		700

Jardine Strategic Holdings Ltd. (Hong Kong)	1		34

Keihan Holdings Co. Ltd. (Japan)	—	(a)	18

Keppel Corp. Ltd. (Singapore)	6		30

KOC Holding A/S (Turkey)	54		163

NWS Holdings Ltd. (Hong Kong)	32		66

Roper Technologies, Inc.	—	(a)	79

Sembcorp Industries Ltd. (Singapore)	9		15

Siemens AG (Registered) (Germany)	3		401

SK Holdings Co. Ltd. (South Korea)	—	(a)	97

Smiths Group plc (United Kingdom)	2		32

Toshiba Corp. (Japan)	2		75

			4,351

Insurance — 2.7%

Admiral Group plc (United Kingdom)	1		22

Aegon NV (Netherlands)	7		36

Aflac, Inc.	2		84

Ageas (Belgium)	11		559

AIA Group Ltd. (Hong Kong)	374		4,035

Alleghany Corp. *	—	(a)	326

Allianz SE (Registered) (Germany)	10		2,343

Allstate Corp. (The)	1		70

American International Group, Inc.	20		1,058

Aon plc	—	(a)	96

Arthur J Gallagher & Co.	10		861

ASR Nederland NV (Netherlands)	11		434

Assicurazioni Generali SpA (Italy)	5		86

Assurant, Inc.	—	(a)	13

Aviva plc (United Kingdom)	105		556

AXA SA (France)	29		756

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Insurance — continued

Baloise Holding AG (Registered) (Switzerland)	—	(a)	35

China Life Insurance Co. Ltd. (Taiwan)	106		85

China Life Insurance Co. Ltd., Class H (China)	82		203

China Pacific Insurance Group Co. Ltd., Class H (China)	38		150

Chubb Ltd.	5		769

Cincinnati Financial Corp.	—	(a)	33

CNP Assurances (France)	1		16

Dai-ichi Life Holdings, Inc. (Japan)	16		242

Direct Line Insurance Group plc (United Kingdom)	6		24

Everest Re Group Ltd.	—	(a)	21

Fairfax Financial Holdings Ltd. (Canada)	1		390

Fubon Financial Holding Co. Ltd. (Taiwan) *	92		136

Gjensidige Forsikring ASA (Norway)	1		17

Hannover Rueck SE (Germany)	2		309

Hartford Financial Services Group, Inc. (The)	12		665

HDFC Life Insurance Co. Ltd. (India) (b)	54		360

Insurance Australia Group Ltd. (Australia)	10		59

Japan Post Holdings Co. Ltd. (Japan)	7		74

Kinsale Capital Group, Inc.	6		559

Legal & General Group plc (United Kingdom)	327		1,120

Lincoln National Corp.	—	(a)	27

Loews Corp.	29		1,574

Mapfre SA (Spain)	4		13

Marsh & McLennan Cos., Inc.	8		782

Medibank Pvt Ltd. (Australia)	11		28

MetLife, Inc.	2		98

MS&AD Insurance Group Holdings, Inc. (Japan)	2		64

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	5		1,255

NN Group NV (Netherlands)	3		112

PICC Property & Casualty Co. Ltd., Class H (China)	108		117

Ping An Insurance Group Co. of China Ltd., Class H (China)	245		2,946

Poste Italiane SpA (Italy) (b)	2		23

Principal Financial Group, Inc.	1		31

Progressive Corp. (The)	13		1,015

Prudential Financial, Inc.	4		354

Prudential plc (United Kingdom)	44		950

QBE Insurance Group Ltd. (Australia)	6		49

RLI Corp.	7		562

RSA Insurance Group plc (United Kingdom)	4		31

Sampo OYJ, Class A (Finland)	2		92

Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	—	(a)	99

INVESTMENTS	SHARES (000)		VALUE (000)

Insurance — continued

Sanlam Ltd. (South Africa)	66		368

SCOR SE (France)	1		29

Sompo Holdings, Inc. (Japan)	1		54

Sony Financial Holdings, Inc. (Japan)	1		17

Suncorp Group Ltd. (Australia)	6		54

Swiss Life Holding AG (Registered) (Switzerland)	1		613

Swiss Re AG (Switzerland)	1		136

T&D Holdings, Inc. (Japan)	2		25

Tokio Marine Holdings, Inc. (Japan)	3		135

Topdanmark A/S (Denmark)	2		116

Torchmark Corp.	—	(a)	19

Travelers Cos., Inc. (The)	8		1,153

Tryg A/S (Denmark)	—	(a)	16

Unum Group	—	(a)	15

Willis Towers Watson plc	—	(a)	51

Zurich Insurance Group AG (Switzerland)	1		232

			29,857

Interactive Media & Services — 1.7%

Alphabet, Inc., Class A *	5		5,062

Alphabet, Inc., Class C *	4		4,529

Auto Trader Group plc (United Kingdom) (b)	4		29

Baidu, Inc., ADR (China) *	5		540

Facebook, Inc., Class A *	17		3,238

Kakaku.com, Inc. (Japan)	1		12

LINE Corp. (Japan) *	—	(a)	8

NAVER Corp. (South Korea)	4		424

REA Group Ltd. (Australia)	—	(a)	15

Tencent Holdings Ltd. (China)	107		4,836

TripAdvisor, Inc. *	—	(a)	10

Twitter, Inc. *	2		53

Yahoo Japan Corp. (Japan)	13		37

			18,793

Internet & Direct Marketing Retail — 1.8%

Alibaba Group Holding Ltd., ADR (China) *	23		3,963

Amazon.com, Inc. *	6		11,557

Booking Holdings, Inc. *	—	(a)	167

Chewy, Inc., Class A *	5		165

Ctrip.com International Ltd., ADR (China) *	4		131

Delivery Hero SE (Germany) * (b)	—	(a)	21

eBay, Inc.	2		67

Expedia Group, Inc.	7		875

GrubHub, Inc. *	6		438

JD.com, Inc., ADR (China) *	18		554

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Internet & Direct Marketing Retail — continued

MercadoLibre, Inc. (Argentina) *	1		814

Mercari, Inc. (Japan) *	—	(a)	8

Naspers Ltd., Class N (South Africa)	4		892

Ocado Group plc (United Kingdom) *	2		28

Rakuten, Inc. (Japan)	4		44

Trainline plc (United Kingdom) * (b)	15		77

Wayfair, Inc., Class A *	3		431

Zalando SE (Germany) * (b)	1		23

ZOZO, Inc. (Japan)	1		17

			20,272

IT Services — 2.1%

Accenture plc, Class A	1		244

Adyen NV (Netherlands) * (b)	—	(a)	264

Akamai Technologies, Inc. *	—	(a)	27

Alliance Data Systems Corp.	—	(a)	13

Amadeus IT Group SA (Spain)	2		153

Atos SE (France)	—	(a)	33

Automatic Data Processing, Inc.	1		149

Booz Allen Hamilton Holding Corp.	5		324

Broadridge Financial Solutions, Inc.	—	(a)	31

CANCOM SE (Germany)	—	(a)	26

Capgemini SE (France)	10		1,185

Cielo SA (Brazil)	21		37

Cognizant Technology Solutions Corp., Class A	1		75

Computacenter plc (United Kingdom)	3		53

Computershare Ltd. (Australia)	2		24

CoreLogic, Inc. *	9		375

Digital Garage, Inc. (Japan)	2		67

DXC Technology Co.	1		31

Fidelity National Information Services, Inc.	1		82

Fiserv, Inc. *	1		74

FleetCor Technologies, Inc. *	—	(a)	50

Fujitsu Ltd. (Japan)	4		251

Gartner, Inc. *	—	(a)	30

Global Payments, Inc.	9		1,422

GMO Payment Gateway, Inc. (Japan)	—	(a)	21

GoDaddy, Inc., Class A *	8		561

HCL Technologies Ltd. (India)	6		87

Infosys Ltd. (India)	89		951

Infosys Ltd., ADR (India)	19		200

International Business Machines Corp.	2		253

InterXion Holding NV (Netherlands) *	5		386

Itochu Techno-Solutions Corp. (Japan)	—	(a)	10

INVESTMENTS	SHARES (000)		VALUE (000)

IT Services — continued

Jack Henry & Associates, Inc.	—	(a)	21

Leidos Holdings, Inc.	11		885

Mastercard, Inc., Class A	20		5,286

Nihon Unisys Ltd. (Japan)	6		202

Nomura Research Institute Ltd. (Japan)	2		29

NTT Data Corp. (Japan)	3		33

Obic Co. Ltd. (Japan)	—	(a)	45

Otsuka Corp. (Japan)	—	(a)	16

Paychex, Inc.	1		54

PayPal Holdings, Inc. *	17		1,955

Tata Consultancy Services Ltd. (India)	50		1,607

TIS, Inc. (Japan)	2		123

Total System Services, Inc.	—	(a)	43

VeriSign, Inc. *	—	(a)	45

Visa, Inc., Class A	31		5,307

Western Union Co. (The)	1		18

WEX, Inc. *	2		341

Wirecard AG (Germany)	1		87

Wix.com Ltd. (Israel) *	—	(a)	27

Worldline SA (France) * (b)	—	(a)	25

			23,638

Leisure Products — 0.1%

Bandai Namco Holdings, Inc. (Japan)	6		281

Brunswick Corp.	10		472

Hasbro, Inc.	—	(a)	25

Sankyo Co. Ltd. (Japan)	—	(a)	7

Sega Sammy Holdings, Inc. (Japan)	1		9

Shimano, Inc. (Japan)	—	(a)	60

Yamaha Corp. (Japan)	1		29

			883

Life Sciences Tools & Services — 0.4%

Agilent Technologies, Inc.	1		49

Eurofins Scientific SE (Luxembourg) *	—	(a)	21

Illumina, Inc. *	3		1,013

IQVIA Holdings, Inc. *	—	(a)	52

Lonza Group AG (Registered) (Switzerland) *	—	(a)	111

Mettler-Toledo International, Inc. *	—	(a)	43

PerkinElmer, Inc.	—	(a)	22

QIAGEN NV *	1		38

Sartorius Stedim Biotech (France)	—	(a)	18

Syneos Health, Inc. *	5		260

Thermo Fisher Scientific, Inc.	9		2,599

Waters Corp. *	—	(a)	31

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Life Sciences Tools & Services — continued

Wuxi Biologics Cayman, Inc. (China) * (b)	13		112

			4,369

Machinery — 1.4%

Alfa Laval AB (Sweden)	1		29

Alstom SA (France)	1		30

Amada Holdings Co. Ltd. (Japan)	1		16

ANDRITZ AG (Austria)	—	(a)	11

Atlas Copco AB, Class A (Sweden)	19		603

Atlas Copco AB, Class B (Sweden)	2		46

Caterpillar, Inc.	1		161

China Conch Venture Holdings Ltd. (China)	18		64

CNH Industrial NV (United Kingdom)	4		43

Cummins, Inc.	—	(a)	51

Daifuku Co. Ltd. (Japan)	1		28

Deere & Co.	1		109

DMG Mori Co. Ltd. (Japan)	10		155

Douglas Dynamics, Inc.	5		216

Dover Corp.	7		655

Epiroc AB, Class A (Sweden)	24		246

Epiroc AB, Class B (Sweden)	2		16

FANUC Corp. (Japan)	4		650

Flowserve Corp.	—	(a)	14

Fortive Corp.	1		50

Gates Industrial Corp. plc *	25		290

GEA Group AG (Germany)	1		19

Han’s Laser Technology Industry Group Co. Ltd., Class A (China)	6		30

Hino Motors Ltd. (Japan)	1		9

Hitachi Construction Machinery Co. Ltd. (Japan)	1		13

Hoshizaki Corp. (Japan)	—	(a)	22

Hyundai Heavy Industries Holdings Co. Ltd. (South Korea)	—	(a)	53

IHI Corp. (Japan)	1		15

Illinois Tool Works, Inc.	5		803

Ingersoll-Rand plc	—	(a)	63

JTEKT Corp. (Japan)	1		10

Kawasaki Heavy Industries Ltd. (Japan)	1		14

KION Group AG (Germany)	—	(a)	17

Knorr-Bremse AG (Germany)	—	(a)	23

Komatsu Ltd. (Japan)	32		787

Kone OYJ, Class B (Finland)	1		88

Kubota Corp. (Japan)	45		747

Kurita Water Industries Ltd. (Japan)	—	(a)	10

Lincoln Electric Holdings, Inc.	7		581

INVESTMENTS	SHARES (000)		VALUE (000)

Machinery — continued

Makita Corp. (Japan)	16		536

Metso OYJ (Finland)	—	(a)	17

Middleby Corp. (The) *	2		263

MINEBEA MITSUMI, Inc. (Japan)	2		27

MISUMI Group, Inc. (Japan)	1		30

Mitsubishi Heavy Industries Ltd. (Japan)	8		327

Nabtesco Corp. (Japan)	1		14

NGK Insulators Ltd. (Japan)	1		16

Nordson Corp.	3		429

NSK Ltd. (Japan)	2		13

Oshkosh Corp.	5		391

PACCAR, Inc.	1		51

Parker-Hannifin Corp.	4		654

Pentair plc	—	(a)	12

RBC Bearings, Inc. *	4		650

Sandvik AB (Sweden)	15		276

Schindler Holding AG (Switzerland)	—	(a)	37

Schindler Holding AG (Registered) (Switzerland)	—	(a)	18

SKF AB, Class B (Sweden)	2		45

SMC Corp. (Japan)	2		637

Snap-on, Inc.	3		458

Spirax-Sarco Engineering plc (United Kingdom)	—	(a)	36

Stanley Black & Decker, Inc.	13		1,819

Sumitomo Heavy Industries Ltd. (Japan)	1		21

Techtronic Industries Co. Ltd. (Hong Kong)	12		88

THK Co. Ltd. (Japan)	1		12

Toro Co. (The)	16		1,046

Valmet OYJ (Finland)	8		202

Volvo AB, Class B (Sweden)	7		104

Wabtec Corp.	—	(a)	24

Wartsila OYJ Abp (Finland)	2		26

Weichai Power Co. Ltd., Class H (China)	47		80

Weir Group plc (The) (United Kingdom)	1		23

Welbilt, Inc. *	14		231

Woodward, Inc.	3		347

Xylem, Inc.	—	(a)	31

Yangzijiang Shipbuilding Holdings Ltd. (China)	10		11

			15,789

Marine — 0.0% (d)

AP Moller — Maersk A/S, Class A (Denmark)	—	(a)	17

AP Moller — Maersk A/S, Class B (Denmark)	—	(a)	34

Kuehne + Nagel International AG (Registered) (Switzerland)	—	(a)	33

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Marine — continued

Mitsui OSK Lines Ltd. (Japan)	1		12

Nippon Yusen KK (Japan)	1		10

			106

Media — 0.8%

Axel Springer SE (Germany)	—	(a)	14

CBS Corp. (Non-Voting), Class B	9		473

Charter Communications, Inc., Class A *	10		4,086

Clear Channel Outdoor Holdings, Inc. *	8		37

Comcast Corp., Class A	9		396

CyberAgent, Inc. (Japan)	1		18

Dentsu, Inc. (Japan)	1		32

Discovery, Inc., Class A *	4		109

Discovery, Inc., Class C *	24		678

DISH Network Corp., Class A *	17		660

Entercom Communications Corp., Class A	58		339

Eutelsat Communications SA (France)	8		155

Fox Corp., Class A	1		27

Fox Corp., Class B	—	(a)	12

Hakuhodo DY Holdings, Inc. (Japan)	1		17

iHeartMedia, Inc., Class A *	—	(a)	6

Informa plc (United Kingdom)	6		59

Interpublic Group of Cos., Inc. (The)	1		18

ITV plc (United Kingdom)	15		20

JCDecaux SA (France)	—	(a)	9

Mediaset Espana Comunicacion SA (Spain)	25		181

New York Times Co. (The), Class A	12		391

News Corp., Class A	1		11

News Corp., Class B	—	(a)	4

Nexstar Media Group, Inc., Class A	5		532

Omnicom Group, Inc.	—	(a)	37

Pearson plc (United Kingdom)	3		33

Publicis Groupe SA (France)	1		49

RTL Group SA (Luxembourg)	—	(a)	8

Schibsted ASA, Class B (Norway)	—	(a)	11

SES SA, FDR (Luxembourg)	1		23

Singapore Press Holdings Ltd. (Singapore)	13		23

Telenet Group Holding NV (Belgium)	2		106

WPP plc (United Kingdom)	42		528

			9,102

Metals & Mining — 0.8%

Alrosa PJSC (Russia)	72		98

Alumina Ltd. (Australia)	135		222

Anglo American plc (South Africa)	25		716

INVESTMENTS	SHARES (000)		VALUE (000)

Metals & Mining — continued

AngloGold Ashanti Ltd. (South Africa)	4		64

Antofagasta plc (Chile)	2		19

ArcelorMittal (Luxembourg)	3		54

Baoshan Iron & Steel Co. Ltd., Class A (China)	62		58

BHP Group Ltd. (Australia)	93		2,713

BHP Group plc (Australia)	9		238

BlueScope Steel Ltd. (Australia)	35		294

Boliden AB (Sweden)	1		29

Evolution Mining Ltd. (Australia)	85		261

Evraz plc (Russia)	27		227

Fortescue Metals Group Ltd. (Australia)	28		180

Freeport-McMoRan, Inc.	3		35

Fresnillo plc (Mexico)	1		10

Gerdau SA (Preference) (Brazil)	29		116

Glencore plc (Switzerland) *	49		170

Grupo Mexico SAB de CV, Series B (Mexico)	51		135

Hindalco Industries Ltd. (India)	20		61

Hitachi Metals Ltd. (Japan)	1		10

JFE Holdings, Inc. (Japan)	2		31

Kobe Steel Ltd. (Japan)	1		8

Magnitogorsk Iron & Steel Works PJSC, GDR (Russia) (b)	7		63

Maruichi Steel Tube Ltd. (Japan)	—	(a)	5

Mitsubishi Materials Corp. (Japan)	1		14

MMC Norilsk Nickel PJSC, ADR (Russia)	4		90

Newcrest Mining Ltd. (Australia)	9		192

Newmont Goldcorp Corp.	2		65

Nippon Steel Corp. (Japan)	4		62

Norsk Hydro ASA (Norway)	6		20

Nucor Corp.	1		35

POSCO (South Korea)	1		179

Regis Resources Ltd. (Australia)	30		111

Rio Tinto Ltd. (Australia)	2		126

Rio Tinto plc (Australia)	19		1,171

Severstal PJSC, GDR (Russia) (b)	6		99

South32 Ltd. (Australia)	213		478

Sumitomo Metal Mining Co. Ltd. (Japan)	1		30

thyssenkrupp AG (Germany)	2		25

Vale SA, ADR (Brazil)	23		310

voestalpine AG (Austria)	1		21

			8,845

Multiline Retail — 0.3%

Dollar General Corp.	1		72

Dollar Tree, Inc. *	—	(a)	53

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Multiline Retail — continued

Harvey Norman Holdings Ltd. (Australia)	2		7

Isetan Mitsukoshi Holdings Ltd. (Japan)	1		11

J Front Retailing Co. Ltd. (Japan)	1		13

Kohl’s Corp.	11		546

Lojas Renner SA (Brazil)	64		787

Macy’s, Inc.	1		14

Marks & Spencer Group plc (United Kingdom)	8		21

Marui Group Co. Ltd. (Japan)	1		18

Next plc (United Kingdom)	7		515

Nordstrom, Inc.	18		577

Pan Pacific International Holdings Corp. (Japan)	1		38

Ryohin Keikaku Co. Ltd. (Japan)	—	(a)	36

Target Corp.	1		92

Wesfarmers Ltd. (Australia)	5		127

			2,927

Multi-Utilities — 0.3%

A2A SpA (Italy)	63		110

AGL Energy Ltd. (Australia)	14		195

Ameren Corp.	1		38

CenterPoint Energy, Inc.	1		30

Centrica plc (United Kingdom)	25		28

CMS Energy Corp.	1		34

Consolidated Edison, Inc.	1		59

Dominion Energy, Inc.	2		128

DTE Energy Co.	—	(a)	48

E.ON SE (Germany)	54		589

Engie SA (France)	8		122

Innogy SE (Germany) (b)	1		27

National Grid plc (United Kingdom)	15		160

NiSource, Inc.	11		306

NorthWestern Corp.	7		520

Public Service Enterprise Group, Inc.	1		61

RWE AG (Germany)	23		564

Sempra Energy	1		78

Suez (France)	1		21

Veolia Environnement SA (France)	2		58

WEC Energy Group, Inc.	1		54

			3,230

Oil, Gas & Consumable Fuels — 2.7%

Aker BP ASA (Norway)	—	(a)	13

Anadarko Petroleum Corp.	1		73

Apache Corp.	1		22

BP plc (United Kingdom)	98		686

INVESTMENTS	SHARES (000)		VALUE (000)

Oil, Gas & Consumable Fuels — continued

Cabot Oil & Gas Corp.	1		20

Caltex Australia Ltd. (Australia)	1		19

Chevron Corp.	30		3,758

China Petroleum & Chemical Corp., Class H (China)	290		197

China Shenhua Energy Co. Ltd., Class H (China)	58		120

Cimarex Energy Co.	6		381

CNOOC Ltd. (China)	43		73

Concho Resources, Inc.	12		1,233

ConocoPhillips	19		1,151

Devon Energy Corp.	1		24

Diamondback Energy, Inc.	19		2,067

DNO ASA (Norway)	16		29

Ecopetrol SA, ADR (Colombia)	2		38

Enagas SA (Spain)	13		357

Eni SpA (Italy)	46		760

EOG Resources, Inc.	16		1,485

EQT Corp.	13		213

Equinor ASA (Norway)	12		243

Equitrans Midstream Corp.	12		242

Exxon Mobil Corp.	17		1,329

Galp Energia SGPS SA (Portugal)	2		38

Gazprom PJSC, ADR (Russia)	15		113

Gaztransport Et Technigaz SA (France)	1		100

Hess Corp.	1		33

HollyFrontier Corp.	—	(a)	15

Idemitsu Kosan Co. Ltd. (Japan)	4		109

Inpex Corp. (Japan)	4		38

JXTG Holdings, Inc. (Japan)	14		71

Kinder Morgan, Inc.	47		976

Koninklijke Vopak NV (Netherlands)	—	(a)	13

LUKOIL PJSC, ADR (Russia)	4		355

Lundin Petroleum AB (Sweden)	9		277

Marathon Oil Corp.	2		24

Marathon Petroleum Corp.	14		760

Neste OYJ (Finland)	17		568

Noble Energy, Inc.	1		22

Novatek PJSC, GDR (Russia) (b)	—	(a)	36

Occidental Petroleum Corp.	7		358

Oil & Natural Gas Corp. Ltd. (India)	49		119

Oil Search Ltd. (Australia)	7		35

OMV AG (Austria)	7		351

ONEOK, Inc.	1		59

Origin Energy Ltd. (Australia)	8		40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

Parsley Energy, Inc., Class A *	31		594

PBF Energy, Inc., Class A	10		304

PetroChina Co. Ltd., Class H (China)	148		82

Petroleo Brasileiro SA (Preference) (Brazil)	49		348

Petronet LNG Ltd. (India)	26		92

Phillips 66	7		628

Pioneer Natural Resources Co.	5		694

Polski Koncern Naftowy ORLEN SA (Poland)	4		87

PTT Exploration & Production PCL (Thailand)	31		136

PTT PCL (Thailand)	127		203

Reliance Industries Ltd., GDR (India) * (e)	6		207

Repsol SA (Spain)	16		253

Rosneft Oil Co. PJSC, GDR (Russia) (b)	7		45

Royal Dutch Shell plc, Class A (Netherlands)	67		2,177

Royal Dutch Shell plc, Class B (Netherlands)	51		1,669

Santos Ltd. (Australia)	8		39

SK Innovation Co. Ltd. (South Korea)	—	(a)	52

Snam SpA (Italy)	32		160

S-Oil Corp. (South Korea)	1		98

Tatneft PJSC, ADR (Russia)	1		71

Tatneft PJSC, ADR (Russia)	—	(a)	15

Thai Oil PCL (Thailand)	44		95

TOTAL SA (France)	30		1,706

Tullow Oil plc (Ghana)	64		172

Ultrapar Participacoes SA (Brazil)	42		219

United Tractors Tbk. PT (Indonesia)	15		29

Valero Energy Corp.	1		74

Washington H Soul Pattinson & Co. Ltd. (Australia)	—	(a)	7

Williams Cos., Inc. (The)	29		817

Woodside Petroleum Ltd. (Australia)	4		106

			30,222

Paper & Forest Products — 0.0% (d)

Mondi Ltd. (United Kingdom)	1		31

Mondi plc (United Kingdom)	2		34

Oji Holdings Corp. (Japan)	32		186

Sappi Ltd. (South Africa)	10		40

Stora Enso OYJ, Class R (Finland)	2		29

UPM-Kymmene OYJ (Finland)	3		72

			392

Personal Products — 0.5%

Beiersdorf AG (Germany)	—	(a)	50

Coty, Inc., Class A	22		292

Estee Lauder Cos., Inc. (The), Class A	—	(a)	83

INVESTMENTS	SHARES (000)		VALUE (000)

Personal Products — continued

Kao Corp. (Japan)	10		755

Kobayashi Pharmaceutical Co. Ltd. (Japan)	—	(a)	22

Kose Corp. (Japan)	—	(a)	34

L’Oreal SA (France)	5		1,502

Pola Orbis Holdings, Inc. (Japan)	—	(a)	11

Shiseido Co. Ltd. (Japan)	10		719

Unilever NV, CVA (United Kingdom)	27		1,649

Unilever plc (United Kingdom)	11		663

			5,780

Pharmaceuticals — 2.9%

Allergan plc	5		855

Astellas Pharma, Inc. (Japan)	32		449

AstraZeneca plc (United Kingdom)	15		1,190

Bayer AG (Registered) (Germany)	4		285

Bristol-Myers Squibb Co.	23		1,038

Catalent, Inc. *	27		1,471

Chugai Pharmaceutical Co. Ltd. (Japan)	1		66

CSPC Pharmaceutical Group Ltd. (China)	48		77

Daiichi Sankyo Co. Ltd. (Japan)	2		126

Eisai Co. Ltd. (Japan)	1		68

Eli Lilly & Co.	2		198

GlaxoSmithKline plc (United Kingdom)	118		2,365

H Lundbeck A/S (Denmark)	—	(a)	11

Hisamitsu Pharmaceutical Co., Inc. (Japan)	—	(a)	12

Ipsen SA (France)	—	(a)	21

Jazz Pharmaceuticals plc *	4		620

Jiangsu Hengrui Medicine Co. Ltd., Class A (China)	9		84

Johnson & Johnson	19		2,626

Kaken Pharmaceutical Co. Ltd. (Japan)	1		52

Kyowa Kirin Co. Ltd. (Japan)	1		18

Merck & Co., Inc.	39		3,255

Merck KGaA (Germany)	1		60

Mitsubishi Tanabe Pharma Corp. (Japan)	1		10

Mylan NV *	1		20

Nektar Therapeutics *	7		257

Novartis AG (Registered) (Switzerland)	40		3,652

Novo Nordisk A/S, Class B (Denmark)	30		1,547

Ono Pharmaceutical Co. Ltd. (Japan)	2		29

Orion OYJ, Class B (Finland)	—	(a)	16

Otsuka Holdings Co. Ltd. (Japan)	2		56

Perrigo Co. plc	—	(a)	12

Pfizer, Inc.	145		6,288

Prestige Consumer Healthcare, Inc. *	7		224

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Pharmaceuticals — continued

Recordati SpA (Italy)	—	(a)	18

Richter Gedeon Nyrt. (Hungary)	4		72

Roche Holding AG (Switzerland)	12		3,386

Sanofi (France)	5		428

Santen Pharmaceutical Co. Ltd. (Japan)	2		25

Shionogi & Co. Ltd. (Japan)	6		347

Sumitomo Dainippon Pharma Co. Ltd. (Japan)	1		13

Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	—	(a)	23

Takeda Pharmaceutical Co. Ltd. (Japan)	7		231

Teva Pharmaceutical Industries Ltd., ADR (Israel) *	5		44

TherapeuticsMD, Inc. *	49		128

UCB SA (Belgium)	6		488

Vifor Pharma AG (Switzerland)	—	(a)	27

Zoetis, Inc.	1		112

			32,400

Professional Services — 0.4%

51job, Inc., ADR (China) *	1		73

Adecco Group AG (Registered) (Switzerland)	8		492

Bureau Veritas SA (France)	1		30

Equifax, Inc.	—	(a)	34

Experian plc (United Kingdom)	4		121

IHS Markit Ltd. *	11		692

Intertek Group plc (United Kingdom)	1		50

Intertrust NV (Netherlands) (b)	3		55

Meitec Corp. (Japan)	1		51

Nielsen Holdings plc	1		17

Persol Holdings Co. Ltd. (Japan)	1		16

Randstad NV (Netherlands)	—	(a)	27

Recruit Holdings Co. Ltd. (Japan)	20		683

RELX plc (United Kingdom)	9		210

RELX plc (United Kingdom)	27		643

Robert Half International, Inc.	—	(a)	14

SEEK Ltd. (Australia)	1		20

SGS SA (Registered) (Switzerland)	—	(a)	61

Teleperformance (France)	—	(a)	51

Verisk Analytics, Inc.	—	(a)	49

Wolters Kluwer NV (Netherlands)	9		678

			4,067

Real Estate Management & Development — 0.5%

Aeon Mall Co. Ltd. (Japan)	—	(a)	6

Aroundtown SA (Germany)	3		27

Ayala Land, Inc. (Philippines)	77		76

INVESTMENTS	SHARES (000)		VALUE (000)

Real Estate Management & Development — continued

Azrieli Group Ltd. (Israel)	—	(a)	12

CapitaLand Ltd. (Singapore)	11		27

CBRE Group, Inc., Class A *	32		1,617

China Overseas Land & Investment Ltd. (China)	50		185

China Resources Land Ltd. (China)	12		53

China Vanke Co. Ltd., Class H (China)	37		138

City Developments Ltd. (Singapore)	2		12

CK Asset Holdings Ltd. (Hong Kong)	121		948

Country Garden Holdings Co. Ltd. (China)	111		169

Cushman & Wakefield plc *	23		403

Daito Trust Construction Co. Ltd. (Japan)	—	(a)	51

Daiwa House Industry Co. Ltd. (Japan)	2		70

Deutsche Wohnen SE (Germany)	2		58

Hang Lung Properties Ltd. (Hong Kong)	8		19

Henderson Land Development Co. Ltd. (Hong Kong)	8		42

Hongkong Land Holdings Ltd. (Hong Kong)	5		31

Hulic Co. Ltd. (Japan)	1		8

Hysan Development Co. Ltd. (Hong Kong)	3		16

Kerry Properties Ltd. (Hong Kong)	19		78

KWG Group Holdings Ltd. (China) *	56		57

LEG Immobilien AG (Germany)	1		154

Lendlease Group (Australia)	2		21

Longfor Group Holdings Ltd. (China)	21		77

Mitsubishi Estate Co. Ltd. (Japan)	5		93

Mitsui Fudosan Co. Ltd. (Japan)	24		588

New World Development Co. Ltd. (Hong Kong)	98		153

Nomura Real Estate Holdings, Inc. (Japan)	3		62

Open House Co. Ltd. (Japan)	3		127

Sino Land Co. Ltd. (Hong Kong)	12		20

Sumitomo Realty & Development Co. Ltd. (Japan)	1		50

Sun Hung Kai Properties Ltd. (Hong Kong)	7		119

Swire Pacific Ltd., Class A (Hong Kong)	3		31

Swire Properties Ltd. (Hong Kong)	5		19

Swiss Prime Site AG (Registered) (Switzerland) *	—	(a)	27

Tokyu Fudosan Holdings Corp. (Japan)	3		14

UOL Group Ltd. (Singapore)	2		12

Vonovia SE (Germany)	2		104

Wharf Holdings Ltd. (The) (Hong Kong)	5		13

Wharf Real Estate Investment Co. Ltd. (Hong Kong)	6		42

Wheelock & Co. Ltd. (Hong Kong)	4		29

			5,858

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Road & Rail — 0.6%

Aurizon Holdings Ltd. (Australia)	32		122

Central Japan Railway Co. (Japan)	2		481

CJ Logistics Corp. (South Korea) *	—	(a)	53

ComfortDelGro Corp. Ltd. (Singapore)	9		18

Container Corp. of India Ltd. (India)	7		58

CSX Corp.	2		123

DSV A/S (Denmark)	1		77

East Japan Railway Co. (Japan)	1		131

Hankyu Hanshin Holdings, Inc. (Japan)	1		36

JB Hunt Transport Services, Inc.	—	(a)	16

Kansas City Southern	—	(a)	25

Keikyu Corp. (Japan)	1		16

Keio Corp. (Japan)	1		33

Keisei Electric Railway Co. Ltd. (Japan)	1		22

Kintetsu Group Holdings Co. Ltd. (Japan)	1		34

Knight-Swift Transportation Holdings, Inc.	15		501

Kyushu Railway Co. (Japan)	1		18

Landstar System, Inc.	4		393

Lyft, Inc., Class A *	6		414

MTR Corp. Ltd. (Hong Kong)	7		44

Nagoya Railroad Co. Ltd. (Japan)	1		22

National Express Group plc (United Kingdom)	6		30

Nippon Express Co. Ltd. (Japan)	—	(a)	21

Norfolk Southern Corp.	15		2,933

Odakyu Electric Railway Co. Ltd. (Japan)	1		32

Old Dominion Freight Line, Inc.	3		511

Sankyu, Inc. (Japan)	2		90

Seibu Holdings, Inc. (Japan)	1		13

Tobu Railway Co. Ltd. (Japan)	1		23

Tokyu Corp. (Japan)	2		37

Union Pacific Corp.	1		247

West Japan Railway Co. (Japan)	3		202

			6,776

Semiconductors & Semiconductor Equipment — 2.1%

Advanced Micro Devices, Inc. *	53		1,622

Advantest Corp. (Japan)	10		270

Analog Devices, Inc.	17		1,909

Applied Materials, Inc.	15		677

ASM Pacific Technology Ltd. (Hong Kong)	1		12

ASML Holding NV (Netherlands)	7		1,419

Broadcom, Inc.	1		235

Cabot Microelectronics Corp.	4		415

Dialog Semiconductor plc (United Kingdom) *	7		262

INVESTMENTS	SHARES (000)		VALUE (000)

Semiconductors & Semiconductor Equipment — continued

Disco Corp. (Japan)	—	(a)	33

Globalwafers Co. Ltd. (Taiwan)	5		51

Infineon Technologies AG (Germany)	5		92

Intel Corp.	9		443

KLA-Tencor Corp.	—	(a)	39

Lam Research Corp.	—	(a)	58

Maxim Integrated Products, Inc.	7		408

MediaTek, Inc. (Taiwan)	7		71

Microchip Technology, Inc.	4		360

Micron Technology, Inc. *	2		88

NVIDIA Corp.	12		1,954

NXP Semiconductors NV (Netherlands)	1		127

Qorvo, Inc. *	—	(a)	16

QUALCOMM, Inc.	16		1,186

Renesas Electronics Corp. (Japan) *	3		15

Rohm Co. Ltd. (Japan)	1		34

Siltronic AG (Germany)	3		195

SK Hynix, Inc. (South Korea)	3		166

Skyworks Solutions, Inc.	—	(a)	28

STMicroelectronics NV (Switzerland)	3		50

SUMCO Corp. (Japan)	1		12

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	105		4,101

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	284		2,172

Texas Instruments, Inc.	29		3,283

Tokyo Electron Ltd. (Japan)	1		98

Vanguard International Semiconductor Corp. (Taiwan)	41		86

Xilinx, Inc.	7		782

			22,769

Software — 3.1%

Adobe, Inc. *	1		297

ANSYS, Inc. *	—	(a)	36

Aspen Technology, Inc. *	4		489

Autodesk, Inc. *	3		480

Cadence Design Systems, Inc. *	1		41

Check Point Software Technologies Ltd. (Israel) *	1		64

Citrix Systems, Inc.	—	(a)	25

Coupa Software, Inc. *	2		231

CyberArk Software Ltd. (Israel) *	—	(a)	20

Dassault Systemes SE (France)	1		92

DocuSign, Inc. *	7		332

Fair Isaac Corp. *	2		555

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Software — continued

Fortinet, Inc. *	—	(a)	23

Guidewire Software, Inc. *	4		443

Intuit, Inc.	5		1,315

Kingdee International Software Group Co. Ltd. (China)	86		93

Micro Focus International plc (United Kingdom)	16		422

Microsoft Corp.	119		15,998

Nice Ltd. (Israel) *	—	(a)	35

Oracle Corp. (Japan)	—	(a)	15

Oracle Corp.	5		286

Palo Alto Networks, Inc. *	3		644

Q2 Holdings, Inc. *	7		524

Red Hat, Inc. *	—	(a)	69

Sage Group plc (The) (United Kingdom)	5		49

salesforce.com, Inc. *	27		4,120

SAP SE (Germany)	13		1,784

ServiceNow, Inc. *	4		1,040

Slack Technologies, Inc., Class A *	7		261

Splunk, Inc. *	8		1,010

SS&C Technologies Holdings, Inc.	19		1,084

Symantec Corp.	1		28

Synopsys, Inc. *	5		676

Tableau Software, Inc., Class A *	3		550

Tata Elxsi Ltd. (India)	4		53

Temenos AG (Registered) (Switzerland) *	—	(a)	50

Trend Micro, Inc. (Japan)	1		22

Tyler Technologies, Inc. *	2		450

Workday, Inc., Class A *	3		550

			34,256

Specialty Retail — 1.3%

ABC-Mart, Inc. (Japan)	—	(a)	20

Advance Auto Parts, Inc.	8		1,173

AutoZone, Inc. *	1		1,248

Best Buy Co., Inc.	6		445

CarMax, Inc. *	—	(a)	30

Dufry AG (Registered) (Switzerland) *	—	(a)	15

Dunelm Group plc (United Kingdom)	6		68

Fast Retailing Co. Ltd. (Japan)	—	(a)	121

Foot Locker, Inc.	—	(a)	10

Gap, Inc. (The)	—	(a)	8

Hennes & Mauritz AB, Class B (Sweden)	3		59

Hikari Tsushin, Inc. (Japan)	—	(a)	22

Home Depot, Inc. (The)	11		2,344

Industria de Diseno Textil SA (Spain)	24		724

INVESTMENTS	SHARES (000)		VALUE (000)

Specialty Retail — continued

JB Hi-Fi Ltd. (Australia)	3		60

Kingfisher plc (United Kingdom)	9		24

L Brands, Inc.	—	(a)	12

Lowe’s Cos., Inc.	2		163

Mr Price Group Ltd. (South Africa)	16		224

Murphy USA, Inc. *	4		331

Nitori Holdings Co. Ltd. (Japan)	—	(a)	53

O’Reilly Automotive, Inc. *	8		2,970

Ross Stores, Inc.	23		2,238

Shimamura Co. Ltd. (Japan)	—	(a)	15

Tiffany & Co.	5		503

TJX Cos., Inc. (The)	3		133

Tractor Supply Co.	9		943

Ulta Beauty, Inc. *	—	(a)	40

USS Co. Ltd. (Japan)	1		20

Yamada Denki Co. Ltd. (Japan)	3		11

			14,027

Technology Hardware, Storage & Peripherals — 1.2%

Advantech Co. Ltd. (Taiwan)	9		77

Apple, Inc.	36		7,223

Asustek Computer, Inc. (Taiwan)	11		79

Brother Industries Ltd. (Japan)	11		214

Canon, Inc. (Japan)	5		132

Catcher Technology Co. Ltd. (Taiwan)	16		115

Focus Media Information Technology Co. Ltd., Class A (China) *	30		23

FUJIFILM Holdings Corp. (Japan)	9		437

Hewlett Packard Enterprise Co.	14		214

HP, Inc.	3		65

Inventec Corp. (Taiwan)	109		87

Konica Minolta, Inc. (Japan)	2		18

Logitech International SA (Registered) (Switzerland)	8		311

NEC Corp. (Japan)	1		43

NetApp, Inc.	1		31

Quanta Computer, Inc. (Taiwan)	55		107

Ricoh Co. Ltd. (Japan)	3		28

Samsung Electronics Co. Ltd. (South Korea)	96		3,929

Seagate Technology plc	1		25

Seiko Epson Corp. (Japan)	1		17

Western Digital Corp.	1		29

Xerox Corp.	—	(a)	14

			13,218

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.8%

adidas AG (Germany)	4		1,112

ANTA Sports Products Ltd. (China)	16		110

Burberry Group plc (United Kingdom)	30		711

Capri Holdings Ltd. *	—	(a)	11

Carter’s, Inc.	4		351

CCC SA (Poland)	1		53

Cie Financiere Richemont SA (Registered) (Switzerland)	9		763

Columbia Sportswear Co.	3		348

EssilorLuxottica SA (France)	5		674

Hanesbrands, Inc.	1		13

Hermes International (France)	—	(a)	101

HUGO BOSS AG (Germany)	—	(a)	17

Kering SA (France)	1		882

Lululemon Athletica, Inc. *	4		798

LVMH Moet Hennessy Louis Vuitton SE (France)	4		1,704

Moncler SpA (Italy)	1		32

NIKE, Inc., Class B	3		218

Pandora A/S (Denmark)	—	(a)	16

Puma SE (Germany)	—	(a)	23

PVH Corp.	11		1,020

Ralph Lauren Corp.	—	(a)	12

Shenzhou International Group Holdings Ltd. (China)	10		144

Swatch Group AG (The) (Switzerland)	—	(a)	35

Swatch Group AG (The) (Registered) (Switzerland)	—	(a)	12

Tapestry, Inc.	1		19

Under Armour, Inc., Class A *	—	(a)	10

Under Armour, Inc., Class C *	—	(a)	9

VF Corp.	1		59

Yue Yuen Industrial Holdings Ltd. (Hong Kong)	3		8

			9,265

Thrifts & Mortgage Finance — 0.2%

Housing Development Finance Corp. Ltd. (India)	81		2,567

Tobacco — 0.2%

Altria Group, Inc.	4		183

British American Tobacco plc (United Kingdom)	10		353

Hanjaya Mandala Sampoerna Tbk. PT (Indonesia)	291		65

Imperial Brands plc (United Kingdom)	21		482

ITC Ltd. (India)	199		789

Japan Tobacco, Inc. (Japan)	5		108

KT&G Corp. (South Korea)	2		139

Philip Morris International, Inc.	3		253

INVESTMENTS	SHARES (000)		VALUE (000)

Tobacco — continued

Swedish Match AB (Sweden)	1		31

			2,403

Trading Companies & Distributors — 0.4%

AerCap Holdings NV (Ireland) *	1		29

Applied Industrial Technologies, Inc.	6		397

Ashtead Group plc (United Kingdom)	17		477

Brenntag AG (Germany)	1		52

Bunzl plc (United Kingdom)	1		39

Fastenal Co.	1		39

Ferguson plc	9		656

Howden Joinery Group plc (United Kingdom)	8		50

ITOCHU Corp. (Japan)	26		492

Marubeni Corp. (Japan)	43		286

Mitsubishi Corp. (Japan)	16		425

Mitsui & Co. Ltd. (Japan)	20		330

MonotaRO Co. Ltd. (Japan)	1		12

Sojitz Corp. (Japan)	31		98

Sumitomo Corp. (Japan)	16		242

Toyota Tsusho Corp. (Japan)	6		173

United Rentals, Inc. *	—	(a)	22

WW Grainger, Inc.	—	(a)	114

			3,933

Transportation Infrastructure — 0.1%

Aena SME SA (Spain) (b)	1		294

Aeroports de Paris (France)	—	(a)	21

Atlantia SpA (Italy)	2		57

Auckland International Airport Ltd. (New Zealand)	4		26

DP World plc (United Arab Emirates)	3		44

Fraport AG Frankfurt Airport Services Worldwide (Germany)	—	(a)	15

Getlink SE (France)	2		29

Grupo Aeroportuario del Pacifico SAB de CV, Class B (Mexico)	9		92

Grupo Aeroportuario del Sureste SAB de CV, Class B (Mexico)	6		92

International Container Terminal Services, Inc. (Philippines)	20		56

Japan Airport Terminal Co. Ltd. (Japan)	—	(a)	9

Kamigumi Co. Ltd. (Japan)	2		50

SATS Ltd. (Singapore)	3		11

Sydney Airport (Australia)	5		29

Transurban Group (Australia)	12		122

			947

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Water Utilities — 0.0% (d)

American Water Works Co., Inc.	—	(a)	43

Severn Trent plc (United Kingdom)	1		25

United Utilities Group plc (United Kingdom)	3		30

			98

Wireless Telecommunication Services — 0.3%

1&1 Drillisch AG (Germany)	—	(a)	7

America Movil SAB de CV, Series L (Mexico)	287		210

China Mobile Ltd. (China)	30		269

Far EasTone Telecommunications Co. Ltd. (Taiwan)	25		63

KDDI Corp. (Japan)	24		598

Millicom International Cellular SA, SDR (Colombia)	—	(a)	15

Mobile TeleSystems PJSC, ADR (Russia)	8		71

MTN Group Ltd. (South Africa)	5		39

NTT DOCOMO, Inc. (Japan)	6		138

Softbank Corp. (Japan)	7		96

SoftBank Group Corp. (Japan)	10		462

Taiwan Mobile Co. Ltd. (Taiwan)	29		114

Tele2 AB, Class B (Sweden)	2		30

TIM Participacoes SA (Brazil) *	30		91

T-Mobile US, Inc. *	7		539

Turkcell Iletisim Hizmetleri A/S (Turkey)	20		45

Vodacom Group Ltd. (South Africa)	14		118

Vodafone Group plc (United Kingdom)	118		193

			3,098

Total Common Stocks (Cost $487,662)			635,480

	PRINCIPAL AMOUNT (000)
Corporate Bonds — 10.9%

Aerospace & Defense — 0.2%

Arconic, Inc.

5.13%, 10/1/2024	24		26

5.90%, 2/1/2027	314		342

5.95%, 2/1/2037	80		83

Bombardier, Inc. (Canada)

6.00%, 10/15/2022 (e)	41		41

6.13%, 1/15/2023 (e)	99		100

7.50%, 12/1/2024 (e)	410		418

7.50%, 3/15/2025 (e)	160		161

7.88%, 4/15/2027 (e)	113		113

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Aerospace & Defense — continued

BWX Technologies, Inc. 5.38%, 7/15/2026 (e)	90	93

Kratos Defense & Security Solutions, Inc. 6.50%, 11/30/2025 (e)	5	6

Precision Castparts Corp. 4.20%, 6/15/2035	150	161

TransDigm, Inc. 6.25%, 3/15/2026 (e)	282	295

Triumph Group, Inc.

4.88%, 4/1/2021	30	29

7.75%, 8/15/2025	40	39

United Technologies Corp.

5.40%, 5/1/2035	40	48

4.63%, 11/16/2048	150	175

		2,130

Air Freight & Logistics — 0.1%

XPO Logistics, Inc.

6.50%, 6/15/2022 (e)	74	75

6.13%, 9/1/2023 (e)	212	220

6.75%, 8/15/2024 (e)	148	158

		453

Airlines — 0.0% (d)

American Airlines Group, Inc. 5.00%, 6/1/2022 (e)	57	59

United Continental Holdings, Inc. 5.00%, 2/1/2024	84	87

		146

Auto Components — 0.3%

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (e)	200	159

Adient US LLC 7.00%, 5/15/2026 (e)	115	118

Allison Transmission, Inc.

5.00%, 10/1/2024 (e)	110	112

4.75%, 10/1/2027 (e)	20	20

5.88%, 6/1/2029 (e)	40	42

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025	350	348

6.25%, 3/15/2026	268	265

6.50%, 4/1/2027	298	297

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (e)	245	217

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (e)	215	226

Dana, Inc. 6.00%, 9/15/2023	105	107

Delphi Technologies plc 5.00%, 10/1/2025 (e)	245	218

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Auto Components — continued

Goodyear Tire & Rubber Co. (The)

5.13%, 11/15/2023	50	51

5.00%, 5/31/2026	175	172

4.88%, 3/15/2027	203	193

Icahn Enterprises LP

6.00%, 8/1/2020	45	45

6.38%, 12/15/2025	190	194

6.25%, 5/15/2026 (e)	44	45

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (e)	120	122

Panther BF Aggregator 2 LP 6.25%, 5/15/2026 (e)	40	42

Tenneco, Inc. 5.00%, 7/15/2026	160	127

		3,120

Automobiles — 0.0% (d)

Daimler Finance North America LLC (Germany) 8.50%, 1/18/2031	102	152

General Motors Co. 6.60%, 4/1/2036	50	55

		207

Banks — 0.3%

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (f)	141	144

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (f) (g) (h)	130	140

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (f)	425	450

Barclays plc (United Kingdom)

3.68%, 1/10/2023	200	203

5.20%, 5/12/2026	400	419

CIT Group, Inc.

4.75%, 2/16/2024	107	114

5.25%, 3/7/2025	89	97

6.13%, 3/9/2028	44	50

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (f) (g) (h)	70	73

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (f)	400	423

6.68%, 9/13/2043	27	37

Citizens Financial Group, Inc. 4.30%, 12/3/2025	50	53

Commonwealth Bank of Australia (Australia) 4.50%, 12/9/2025 (e)	200	213

HSBC Holdings plc (United Kingdom) 4.25%, 3/14/2024	300	317

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Banks — continued

Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	200	204

Royal Bank of Scotland Group plc (United Kingdom) 5.13%, 5/28/2024	370	391

Wells Fargo & Co. 3.00%, 4/22/2026	400	404

		3,732

Beverages — 0.0% (d)

Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	200	220

Keurig Dr Pepper, Inc. 4.42%, 5/25/2025	75	80

		300

Biotechnology — 0.0% (d)

Baxalta, Inc. 3.60%, 6/23/2022	10	10

Gilead Sciences, Inc.

3.70%, 4/1/2024	20	21

3.50%, 2/1/2025	10	11

		42

Building Products — 0.1%

American Woodmark Corp. 4.88%, 3/15/2026 (e)	140	138

CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (e)	200	199

James Hardie International Finance DAC (Ireland) 4.75%, 1/15/2025 (e)	200	204

JELD-WEN, Inc.

4.63%, 12/15/2025 (e)	115	113

4.88%, 12/15/2027 (e)	40	39

Masonite International Corp. 5.75%, 9/15/2026 (e)	85	88

PGT Escrow Issuer, Inc. 6.75%, 8/1/2026 (e)	65	69

Standard Industries, Inc.

6.00%, 10/15/2025 (e)	90	95

5.00%, 2/15/2027 (e)	33	33

4.75%, 1/15/2028 (e)	320	318

Summit Materials LLC 5.13%, 6/1/2025 (e)	85	85

		1,381

Capital Markets — 0.2%

Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (e)	44	46

Brookfield Finance, Inc. (Canada) 4.70%, 9/20/2047	50	52

Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	100	142

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Capital Markets — continued

Deutsche Bank AG (Germany) 3.13%, 1/13/2021	115	114

Goldman Sachs Group, Inc. (The)

4.25%, 10/21/2025	36	38

3.50%, 11/16/2026	100	103

3.85%, 1/26/2027	350	366

Invesco Finance plc 3.75%, 1/15/2026	62	65

LPL Holdings, Inc. 5.75%, 9/15/2025 (e)	110	113

Macquarie Group Ltd. (Australia) 6.25%, 1/14/2021 (e)	80	84

Morgan Stanley 3.88%, 1/27/2026	500	531

MSCI, Inc. 5.38%, 5/15/2027 (e)	146	156

Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	47	48

		1,858

Chemicals — 0.3%

Axalta Coating Systems LLC 4.88%, 8/15/2024 (e)	150	154

Chemours Co. (The)

6.63%, 5/15/2023	110	114

7.00%, 5/15/2025	113	118

CVR Partners LP 9.25%, 6/15/2023 (e)	402	420

Dow Chemical Co. (The)

4.13%, 11/15/2021	19	20

3.00%, 11/15/2022	19	19

FXI Holdings, Inc. 7.88%, 11/1/2024 (e)	34	32

Gates Global LLC 6.00%, 7/15/2022 (e)	423	423

GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (e)	140	142

Hexion, Inc. 7.88%, 7/15/2027 (e)	30	30

INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024 (e)	280	286

International Flavors & Fragrances, Inc. 4.45%, 9/26/2028	8	9

Mosaic Co. (The) 5.63%, 11/15/2043	30	33

NOVA Chemicals Corp. (Canada)

4.88%, 6/1/2024 (e)	256	265

5.25%, 6/1/2027 (e)	165	175

Nutrien Ltd. (Canada)

3.63%, 3/15/2024	50	52

3.38%, 3/15/2025	22	22

Rain CII Carbon LLC 7.25%, 4/1/2025 (e)	125	116

Scotts Miracle-Gro Co. (The)

6.00%, 10/15/2023	90	94

5.25%, 12/15/2026	225	228

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Chemicals — continued

Sherwin-Williams Co. (The) 3.30%, 2/1/2025	50	51

Starfruit Finco BV (Netherlands) 8.00%, 10/1/2026 (e)	150	154

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (e)	291	280

Tronox Finance plc 5.75%, 10/1/2025 (e)	46	45

Tronox, Inc. 6.50%, 4/15/2026 (e)	39	39

Venator Finance SARL 5.75%, 7/15/2025 (e)	95	87

WR Grace & Co.-Conn 5.63%, 10/1/2024 (e)	30	32

		3,440

Commercial Services & Supplies — 0.2%

ACCO Brands Corp. 5.25%, 12/15/2024 (e)	225	228

ADT Security Corp. (The)

4.13%, 6/15/2023	280	280

4.88%, 7/15/2032 (e)	45	39

Aramark Services, Inc. 5.00%, 2/1/2028 (e)	145	149

Brink’s Co. (The) 4.63%, 10/15/2027 (e)	73	73

Clean Harbors, Inc. 4.88%, 7/15/2027 (e)	30	30

Covanta Holding Corp. 5.88%, 7/1/2025	50	52

Garda World Security Corp. (Canada)

7.25%, 11/15/2021 (e)	20	20

8.75%, 5/15/2025 (e)	455	449

Harland Clarke Holdings Corp. 8.38%, 8/15/2022 (e)	50	42

Nielsen Co. Luxembourg SARL (The)

5.50%, 10/1/2021 (e)	25	25

5.00%, 2/1/2025 (e)	27	27

Nielsen Finance LLC 5.00%, 4/15/2022 (e)	194	194

Pitney Bowes, Inc.

4.95%, 4/1/2023 (i)	51	48

4.63%, 3/15/2024	15	14

Prime Security Services Borrower LLC

9.25%, 5/15/2023 (e)	77	81

5.25%, 4/15/2024 (e)	47	48

5.75%, 4/15/2026 (e)	140	144

		1,943

Communications Equipment — 0.1%

CommScope Technologies LLC

6.00%, 6/15/2025 (e)	364	341

5.00%, 3/15/2027 (e)	177	154

CommScope, Inc.

5.50%, 3/1/2024 (e)	71	73

6.00%, 3/1/2026 (e)	330	338

8.25%, 3/1/2027 (e)	126	129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Communications Equipment — continued

Nokia OYJ (Finland) 4.38%, 6/12/2027	61	62

Plantronics, Inc. 5.50%, 5/31/2023 (e)	187	186

		1,283

Construction & Engineering — 0.0% (d)

AECOM 5.13%, 3/15/2027	173	180

MasTec, Inc. 4.88%, 3/15/2023	140	142

Tutor Perini Corp. 6.88%, 5/1/2025 (e)	39	37

		359

Construction Materials — 0.1%

Cemex SAB de CV (Mexico)

5.70%, 1/11/2025 (e)	200	208

7.75%, 4/16/2026 (e)	360	394

Martin Marietta Materials, Inc. 3.45%, 6/1/2027	78	78

		680

Consumer Finance — 0.2%

Ally Financial, Inc.

4.63%, 5/19/2022	735	766

3.88%, 5/21/2024	5	5

4.63%, 3/30/2025	9	10

5.75%, 11/20/2025	65	72

8.00%, 11/1/2031	60	79

Capital One Financial Corp. 4.20%, 10/29/2025	175	184

Credit Acceptance Corp. 6.63%, 3/15/2026 (e)	48	50

Curo Group Holdings Corp. 8.25%, 9/1/2025 (e)	190	158

FirstCash, Inc. 5.38%, 6/1/2024 (e)	55	57

Ford Motor Credit Co. LLC

3.34%, 3/28/2022	200	201

4.69%, 6/9/2025	200	205

General Motors Financial Co., Inc. 4.25%, 5/15/2023	120	124

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 4.34%, 12/21/2065 (e) (f)	200	145

Springleaf Finance Corp.

5.63%, 3/15/2023	30	32

8.25%, 10/1/2023	180	208

6.13%, 3/15/2024	75	81

6.88%, 3/15/2025	40	44

7.13%, 3/15/2026	131	143

6.63%, 1/15/2028	64	67

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Consumer Finance — continued

Synchrony Financial 4.25%, 8/15/2024	20	21

		2,652

Containers & Packaging — 0.3%

Ardagh Packaging Finance plc (Ireland)

7.25%, 5/15/2024 (e)	200	211

6.00%, 2/15/2025 (e)	600	621

Berry Global Escrow Corp.

4.88%, 7/15/2026 (e)	189	193

5.63%, 7/15/2027 (e)	92	96

Berry Global, Inc. 5.13%, 7/15/2023	100	102

BWAY Holding Co. 5.50%, 4/15/2024 (e)	200	200

Crown Americas LLC

4.75%, 2/1/2026	35	36

4.25%, 9/30/2026	85	87

Greif, Inc. 6.50%, 3/1/2027 (e)	173	179

Intertape Polymer Group, Inc. (Canada) 7.00%, 10/15/2026 (e)	39	40

LABL Escrow Issuer LLC

6.75%, 7/15/2026 (e)	95	96

10.50%, 7/15/2027 (e)	75	75

Owens-Brockway Glass Container, Inc.

5.88%, 8/15/2023 (e)	50	54

5.38%, 1/15/2025 (e)	73	76

Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	470	471

Sealed Air Corp. 5.13%, 12/1/2024 (e)	105	110

WRKCo, Inc. 3.00%, 9/15/2024	100	101

		2,748

Distributors — 0.0% (d)

Global Partners LP

6.25%, 7/15/2022	40	40

7.00%, 6/15/2023	70	71

		111

Diversified Consumer Services — 0.1%

Allied Universal Holdco LLC

6.63%, 7/15/2026 (e) (j)	21	21

9.75%, 7/15/2027 (e) (j)	22	22

Service Corp. International

7.50%, 4/1/2027	220	263

5.13%, 6/1/2029	65	68

Sotheby’s 4.88%, 12/15/2025 (e)	90	92

		466

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Diversified Financial Services — 0.1%

ACE Cash Express, Inc. 12.00%, 12/15/2022 (e)	81	72

CNG Holdings, Inc. 12.50%, 6/15/2024 (e)	260	249

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	200	197

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (e)	152	156

8.25%, 11/15/2026 (e)	57	59

Vantiv LLC 4.38%, 11/15/2025 (e)	200	208

		941

Diversified Telecommunication Services — 1.0%

Altice France SA (France) 7.38%, 5/1/2026 (e)	785	805

AT&T, Inc.

4.13%, 2/17/2026	20	21

4.35%, 3/1/2029	100	108

4.90%, 8/15/2037	150	162

British Telecommunications plc (United Kingdom) 9.63%, 12/15/2030 (i)	100	151

CCO Holdings LLC

5.13%, 2/15/2023	103	104

5.88%, 4/1/2024 (e)	22	23

5.38%, 5/1/2025 (e)	50	52

5.75%, 2/15/2026 (e)	1,245	1,306

5.50%, 5/1/2026 (e)	625	654

5.13%, 5/1/2027 (e)	825	854

5.88%, 5/1/2027 (e)	45	47

5.00%, 2/1/2028 (e)	80	82

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	195	203

Series W, 6.75%, 12/1/2023	45	49

Series Y, 7.50%, 4/1/2024	70	77

5.63%, 4/1/2025	405	413

Series G, 6.88%, 1/15/2028	49	49

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (e)	130	114

8.00%, 10/15/2025 (e)	75	64

DKT Finance ApS (Denmark) 9.38%, 6/17/2023 (e)	200	216

Embarq Corp. 8.00%, 6/1/2036	435	421

Frontier Communications Corp.

7.13%, 1/15/2023	55	33

7.63%, 4/15/2024	25	14

6.88%, 1/15/2025	14	8

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Diversified Telecommunication Services — continued

11.00%, 9/15/2025	392	243

8.50%, 4/1/2026 (e)	310	301

8.00%, 4/1/2027 (e)	150	156

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023	520	474

8.00%, 2/15/2024 (e)	305	318

8.50%, 10/15/2024 (e)	298	295

9.75%, 7/15/2025 (e)	260	267

Level 3 Financing, Inc.

5.13%, 5/1/2023	95	96

5.38%, 1/15/2024	240	245

5.38%, 5/1/2025	190	196

Level 3 Parent LLC 5.75%, 12/1/2022	75	76

Qwest Corp. 6.88%, 9/15/2033	36	36

Sprint Capital Corp. 8.75%, 3/15/2032	811	939

Telecom Italia Capital SA (Italy)

6.38%, 11/15/2033	245	254

6.00%, 9/30/2034	185	189

Telefonica Emisiones SA (Spain) 5.13%, 4/27/2020	102	104

Verizon Communications, Inc.

4.40%, 11/1/2034	100	111

5.25%, 3/16/2037	91	109

Virgin Media Secured Finance plc (United Kingdom)

5.25%, 1/15/2026 (e)	200	205

5.50%, 8/15/2026 (e)	400	414

Windstream Services LLC

9.00%, 6/30/2025 (e) (k)	345	239

8.63%, 10/31/2025 (e) (i)	65	66

		11,363

Electric Utilities — 0.1%

Duke Energy Progress LLC 4.10%, 3/15/2043	150	161

Evergy, Inc. 4.85%, 6/1/2021	35	36

Kansas City Power & Light Co. 5.30%, 10/1/2041	54	65

Nevada Power Co. 5.45%, 5/15/2041	34	41

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (e)	63	63

4.50%, 9/15/2027 (e)	85	84

PECO Energy Co. 4.80%, 10/15/2043	100	116

Pennsylvania Electric Co. 3.25%, 3/15/2028 (e)	75	75

PPL Electric Utilities Corp. 4.75%, 7/15/2043	42	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Electric Utilities — continued

Southwestern Electric Power Co. Series J, 3.90%, 4/1/2045	50	50

Southwestern Public Service Co. 3.75%, 6/15/2049	100	101

Terraform Global Operating LLC 6.13%, 3/1/2026 (e)	63	63

Virginia Electric & Power Co. 4.00%, 1/15/2043	75	79

Vistra Operations Co. LLC 5.50%, 9/1/2026 (e)	190	201

		1,184

Electrical Equipment — 0.0% (d)

Sensata Technologies BV 5.63%, 11/1/2024 (e)	55	59

Vertiv Group Corp. 9.25%, 10/15/2024 (e)	280	268

		327

Electronic Equipment, Instruments & Components — 0.0% (d)

Anixter, Inc. 6.00%, 12/1/2025 (e)	90	97

Arrow Electronics, Inc. 4.50%, 3/1/2023	100	105

CDW LLC

5.50%, 12/1/2024	45	48

5.00%, 9/1/2025	190	198

		448

Energy Equipment & Services — 0.2%

Archrock Partners LP 6.00%, 10/1/2022	45	45

Calfrac Holdings LP (Canada) 8.50%, 6/15/2026 (e)	55	38

CSI Compressco LP 7.50%, 4/1/2025 (e)	70	69

Diamond Offshore Drilling, Inc. 5.70%, 10/15/2039	31	21

Ensco Rowan plc

5.20%, 3/15/2025	14	10

5.75%, 10/1/2044	71	41

Nabors Industries, Inc. 5.75%, 2/1/2025	178	158

Noble Holding International Ltd.

6.20%, 8/1/2040	38	21

5.25%, 3/15/2042	24	13

Oceaneering International, Inc. 6.00%, 2/1/2028	86	85

Precision Drilling Corp. (Canada)

6.50%, 12/15/2021	3	3

7.75%, 12/15/2023	105	107

5.25%, 11/15/2024	43	40

7.13%, 1/15/2026 (e)	154	149

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Energy Equipment & Services — continued

Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025 (e)	236	219

Transocean Guardian Ltd. 5.88%, 1/15/2024 (e)	198	202

Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (e)	20	21

Transocean Pontus Ltd. 6.13%, 8/1/2025 (e)	159	163

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (e)	155	164

Transocean Proteus Ltd. 6.25%, 12/1/2024 (e)	77	80

Transocean, Inc.

9.00%, 7/15/2023 (e)	71	76

7.25%, 11/1/2025 (e)	44	42

7.50%, 1/15/2026 (e)	18	17

7.50%, 4/15/2031	78	66

6.80%, 3/15/2038	10	7

9.35%, 12/15/2041 (i)	87	79

USA Compression Partners LP

6.88%, 4/1/2026	46	49

6.88%, 9/1/2027 (e)	7	7

		1,992

Entertainment — 0.1%

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	183	170

5.88%, 11/15/2026	45	40

6.13%, 5/15/2027	75	67

Live Nation Entertainment, Inc.

4.88%, 11/1/2024 (e)	175	180

5.63%, 3/15/2026 (e)	30	31

Netflix, Inc.

5.88%, 2/15/2025	22	24

4.88%, 4/15/2028	270	279

5.88%, 11/15/2028	242	268

5.38%, 11/15/2029 (e)	85	91

Viacom, Inc.

3.88%, 4/1/2024	11	11

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (f)	145	148

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (f)	55	57

Walt Disney Co. (The) 6.75%, 1/9/2038 (e)	50	71

		1,437

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — 0.3%

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (e)	120	124

CyrusOne LP 5.38%, 3/15/2027	43	45

Equinix, Inc.

5.75%, 1/1/2025	70	73

5.88%, 1/15/2026	362	383

ERP Operating LP 4.63%, 12/15/2021	58	61

GEO Group, Inc. (The) 5.88%, 10/15/2024	210	185

GLP Capital LP

5.25%, 6/1/2025	75	80

5.75%, 6/1/2028	75	83

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (e)	52	53

HAT Holdings I LLC 5.25%, 7/15/2024 (e)	34	35

Iron Mountain, Inc.

5.75%, 8/15/2024	160	162

4.88%, 9/15/2027 (e)	299	296

5.25%, 3/15/2028 (e)	56	56

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	65	70

5.75%, 2/1/2027 (e)	93	100

4.50%, 1/15/2028	15	15

National Retail Properties, Inc. 3.60%, 12/15/2026	51	52

Realty Income Corp. 3.65%, 1/15/2028	50	52

RHP Hotel Properties LP

5.00%, 4/15/2021	250	250

5.00%, 4/15/2023	5	5

SBA Communications Corp. 4.88%, 9/1/2024	125	129

Senior Housing Properties Trust 4.75%, 2/15/2028	150	146

Uniti Group LP

6.00%, 4/15/2023 (e)	80	76

8.25%, 10/15/2023	70	65

7.13%, 12/15/2024 (e)	20	18

VICI Properties 1 LLC 8.00%, 10/15/2023	132	145

		2,759

Food & Staples Retailing — 0.1%

Albertsons Cos. LLC

6.63%, 6/15/2024	405	420

5.75%, 3/15/2025	90	90

7.50%, 3/15/2026 (e)	179	191

Kroger Co. (The) 5.40%, 7/15/2040	25	27

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Food & Staples Retailing — continued

New Albertsons LP

7.75%, 6/15/2026	10	10

7.45%, 8/1/2029	56	54

8.70%, 5/1/2030	210	211

8.00%, 5/1/2031	29	28

Rite Aid Corp. 6.13%, 4/1/2023 (e)	265	224

		1,255

Food Products — 0.2%

B&G Foods, Inc. 5.25%, 4/1/2025	203	205

Campbell Soup Co. 3.95%, 3/15/2025	20	21

Cargill, Inc. 3.30%, 3/1/2022 (e)	100	102

Dole Food Co., Inc. 7.25%, 6/15/2025 (e)	80	78

JBS USA LUX SA

5.88%, 7/15/2024 (e)	26	27

5.75%, 6/15/2025 (e)	506	527

6.75%, 2/15/2028 (e)	138	150

6.50%, 4/15/2029 (e)	160	174

Kraft Heinz Foods Co. 6.88%, 1/26/2039	100	121

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	38	41

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (e)	105	106

5.88%, 9/30/2027 (e)	105	109

Post Holdings, Inc.

5.50%, 3/1/2025 (e)	60	62

5.00%, 8/15/2026 (e)	114	116

5.75%, 3/1/2027 (e)	210	217

5.63%, 1/15/2028 (e)	163	167

5.50%, 12/15/2029 (e)	66	66

TreeHouse Foods, Inc. 6.00%, 2/15/2024 (e)	85	88

		2,377

Gas Utilities — 0.0% (d)

AmeriGas Partners LP

5.63%, 5/20/2024	25	27

5.50%, 5/20/2025	177	186

5.88%, 8/20/2026	60	64

5.75%, 5/20/2027	39	41

CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	86	88

Southern Natural Gas Co. LLC 4.80%, 3/15/2047 (e)	31	32

		438

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Health Care Equipment & Supplies — 0.1%

Hill-Rom Holdings, Inc.

5.75%, 9/1/2023 (e)	115	119

5.00%, 2/15/2025 (e)	35	36

Hologic, Inc. 4.38%, 10/15/2025 (e)	115	116

Kinetic Concepts, Inc. 7.88%, 2/15/2021 (e)	79	81

Teleflex, Inc.

5.25%, 6/15/2024	55	57

4.88%, 6/1/2026	32	33

Zimmer Biomet Holdings, Inc.

3.70%, 3/19/2023	35	36

3.55%, 4/1/2025	50	52

		530

Health Care Providers & Services — 0.7%

Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	178	181

Aetna, Inc. 4.75%, 3/15/2044	30	31

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (e)	41	37

Centene Corp.

6.13%, 2/15/2024	74	77

4.75%, 1/15/2025	117	121

5.38%, 6/1/2026 (e)	24	25

Community Health Systems, Inc.

5.13%, 8/1/2021	50	49

6.25%, 3/31/2023	143	138

8.63%, 1/15/2024 (e)	200	200

8.13%, 6/30/2024 (e)	167	125

8.00%, 3/15/2026 (e)	29	28

DaVita, Inc.

5.13%, 7/15/2024	225	225

5.00%, 5/1/2025	394	389

Encompass Health Corp. 5.75%, 11/1/2024	285	290

Envision Healthcare Corp. 8.75%, 10/15/2026 (e)	251	174

Express Scripts Holding Co. 3.50%, 6/15/2024	240	247

HCA, Inc.

7.50%, 2/15/2022	100	110

5.88%, 5/1/2023	415	451

5.38%, 2/1/2025	105	114

5.88%, 2/15/2026	1,590	1,757

5.38%, 9/1/2026	116	125

5.63%, 9/1/2028	184	199

5.88%, 2/1/2029	91	100

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (e)	275	258

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Health Care Providers & Services — continued

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (e) (l)	67	59

Syneos Health, Inc. 7.50%, 10/1/2024 (e)	85	89

Team Health Holdings, Inc. 6.38%, 2/1/2025 (e)	265	203

Tenet Healthcare Corp.

4.50%, 4/1/2021	145	147

4.38%, 10/1/2021	25	25

8.13%, 4/1/2022	12	13

6.75%, 6/15/2023	380	381

4.63%, 7/15/2024	329	333

5.13%, 5/1/2025	176	177

6.25%, 2/1/2027 (e)	525	541

WellCare Health Plans, Inc. 5.25%, 4/1/2025	106	110

		7,529

Health Care Technology — 0.0% (d)

IQVIA, Inc.

4.88%, 5/15/2023 (e)	53	55

5.00%, 10/15/2026 (e)	200	207

		262

Hotels, Restaurants & Leisure — 0.6%

1011778 BC ULC (Canada) 4.25%, 5/15/2024 (e)	189	191

Boyd Gaming Corp.

6.88%, 5/15/2023	110	114

6.38%, 4/1/2026	144	152

6.00%, 8/15/2026	138	145

Boyne USA, Inc. 7.25%, 5/1/2025 (e)	208	225

CCM Merger, Inc. 6.00%, 3/15/2022 (e)	60	62

Cedar Fair LP 5.25%, 7/15/2029 (e)	35	36

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (e)	84	78

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (e)	213	225

Enterprise Development Authority (The) 12.00%, 7/15/2024 (e)	207	225

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (e)	230	236

Gateway Casinos & Entertainment Ltd. (Canada) 8.25%, 3/1/2024 (e)	219	231

Golden Nugget, Inc. 8.75%, 10/1/2025 (e)	150	158

Hilton Domestic Operating Co., Inc.

5.13%, 5/1/2026	132	138

4.88%, 1/15/2030 (e)	48	49

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	152	162

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	197	202

4.88%, 4/1/2027	32	33

International Game Technology plc

6.50%, 2/15/2025 (e)	200	218

6.25%, 1/15/2027 (e)	200	219

IRB Holding Corp. 6.75%, 2/15/2026 (e)	159	158

Jack Ohio Finance LLC

6.75%, 11/15/2021 (e)	205	211

10.25%, 11/15/2022 (e)	90	96

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	281	301

McDonald’s Corp. 4.88%, 7/15/2040	50	56

MGM Resorts International

5.75%, 6/15/2025	290	315

4.63%, 9/1/2026	755	759

5.50%, 4/15/2027	120	126

Sabre GLBL, Inc. 5.38%, 4/15/2023 (e)	140	143

Scientific Games International, Inc.

10.00%, 12/1/2022	42	44

5.00%, 10/15/2025 (e)	385	389

8.25%, 3/15/2026 (e)	28	29

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (e)	100	102

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (e)	147	155

Station Casinos LLC 5.00%, 10/1/2025 (e)	89	89

Twin River Worldwide Holdings, Inc. 6.75%, 6/1/2027 (e)	81	84

VOC Escrow Ltd. 5.00%, 2/15/2028 (e)	49	50

Wyndham Destinations, Inc.

4.25%, 3/1/2022	4	4

5.40%, 4/1/2024 (i)	37	39

6.35%, 10/1/2025 (i)	27	29

5.75%, 4/1/2027 (i)	27	28

Wynn Las Vegas LLC 5.50%, 3/1/2025 (e)	377	389

		6,695

Household Durables — 0.1%

Lennar Corp.

5.88%, 11/15/2024	30	33

4.75%, 5/30/2025	170	180

5.00%, 6/15/2027	35	37

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Household Durables — continued

Mattamy Group Corp. (Canada) 6.50%, 10/1/2025 (e)	55	58

Tempur Sealy International, Inc.

5.63%, 10/15/2023	383	395

5.50%, 6/15/2026	113	117

Toll Brothers Finance Corp.

4.88%, 11/15/2025	15	15

4.35%, 2/15/2028	45	45

		880

Household Products — 0.1%

Central Garden & Pet Co.

6.13%, 11/15/2023	150	156

5.13%, 2/1/2028	195	191

Energizer Holdings, Inc.

5.50%, 6/15/2025 (e)	130	132

7.75%, 1/15/2027 (e)	160	173

Kronos Acquisition Holdings, Inc. (Canada) 9.00%, 8/15/2023 (e)	72	63

Spectrum Brands, Inc.

6.13%, 12/15/2024	59	61

5.75%, 7/15/2025	384	399

		1,175

Independent Power and Renewable Electricity Producers — 0.1%

AES Corp. 5.50%, 4/15/2025	115	119

Calpine Corp.

5.88%, 1/15/2024 (e)	165	169

5.75%, 1/15/2025	115	114

5.25%, 6/1/2026 (e)	45	46

Clearway Energy Operating LLC

5.38%, 8/15/2024	40	41

5.75%, 10/15/2025 (e)	5	5

5.00%, 9/15/2026	60	58

NRG Energy, Inc.

7.25%, 5/15/2026	70	77

6.63%, 1/15/2027	40	43

5.75%, 1/15/2028	205	220

5.25%, 6/15/2029 (e)	10	11

Talen Energy Supply LLC 6.50%, 6/1/2025	83	70

Vistra Energy Corp. 5.88%, 6/1/2023	135	138

		1,111

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Industrial Conglomerates — 0.0% (d)

General Electric Co. 6.75%, 3/15/2032	61	75

Roper Technologies, Inc.

3.00%, 12/15/2020	31	31

3.80%, 12/15/2026	100	105

		211

Insurance — 0.1%

American International Group, Inc. 3.75%, 7/10/2025	100	105

Aon Corp. 6.25%, 9/30/2040	28	36

Assurant, Inc. 4.20%, 9/27/2023	120	125

CNA Financial Corp.

3.95%, 5/15/2024	17	18

4.50%, 3/1/2026	13	14

CNO Financial Group, Inc. 5.25%, 5/30/2025	55	59

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (e)	56	58

Liberty Mutual Group, Inc.

4.25%, 6/15/2023 (e)	23	24

4.57%, 2/1/2029 (e)	77	84

7.80%, 3/15/2037 (e)	45	57

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (e) (f)	50	49

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (e)	250	322

Torchmark Corp. 4.55%, 9/15/2028	25	27

		978

Interactive Media & Services — 0.0% (d)

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (e)	142	130

IT Services — 0.2%

Alliance Data Systems Corp. 5.38%, 8/1/2022 (e)	130	132

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (e)	176	153

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (e)	55	56

Cogent Communications Group, Inc. 5.38%, 3/1/2022 (e)	190	196

DXC Technology Co. 4.25%, 4/15/2024	69	72

Exela Intermediate LLC 10.00%, 7/15/2023 (e)	260	211

First Data Corp.

5.38%, 8/15/2023 (e)	285	290

5.75%, 1/15/2024 (e)	600	617

Gartner, Inc. 5.13%, 4/1/2025 (e)	165	170

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

IT Services — continued

International Business Machines Corp. 3.50%, 5/15/2029	125	131

Western Union Co. (The) 3.60%, 3/15/2022	10	10

Zayo Group LLC

6.00%, 4/1/2023	45	46

6.38%, 5/15/2025	350	357

		2,441

Leisure Products — 0.1%

Mattel, Inc.

2.35%, 8/15/2021	100	96

3.15%, 3/15/2023	35	33

6.75%, 12/31/2025 (e)	613	631

Vista Outdoor, Inc. 5.88%, 10/1/2023	210	205

		965

Life Sciences Tools & Services — 0.0% (d)

Avantor, Inc. 6.00%, 10/1/2024 (e)	160	170

Thermo Fisher Scientific, Inc. 3.20%, 8/15/2027	100	103

		273

Machinery — 0.1%

Amsted Industries, Inc. 5.63%, 7/1/2027 (e)	54	56

ATS Automation Tooling Systems, Inc. (Canada) 6.50%, 6/15/2023 (e)	54	56

Colfax Corp.

6.00%, 2/15/2024 (e)	82	87

6.38%, 2/15/2026 (e)	37	39

EnPro Industries, Inc. 5.75%, 10/15/2026	96	98

Harsco Corp. 5.75%, 7/31/2027 (e)	27	28

RBS Global, Inc. 4.88%, 12/15/2025 (e)	115	116

SPX FLOW, Inc.

5.63%, 8/15/2024 (e)	105	109

5.88%, 8/15/2026 (e)	40	42

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (e)	34	36

Tennant Co. 5.63%, 5/1/2025	118	122

Terex Corp. 5.63%, 2/1/2025 (e)	170	172

TriMas Corp. 4.88%, 10/15/2025 (e)	65	66

Wabash National Corp. 5.50%, 10/1/2025 (e)	65	62

Welbilt, Inc. 9.50%, 2/15/2024	70	76

		1,165

Media — 1.0%

Altice Financing SA (Luxembourg) 7.50%, 5/15/2026 (e)	400	402

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Media — continued

Altice Luxembourg SA (Luxembourg)

7.63%, 2/15/2025 (e)	200	188

10.50%, 5/15/2027 (e)	200	206

AMC Networks, Inc.

5.00%, 4/1/2024	90	92

4.75%, 8/1/2025	175	178

Cinemark USA, Inc. 4.88%, 6/1/2023	62	63

Clear Channel Communication 9.00%, 12/15/2019 ‡ (k)	310	—

Clear Channel Worldwide Holdings, Inc.

Series A, 6.50%, 11/15/2022	60	61

Series B, 6.50%, 11/15/2022	980	997

9.25%, 2/15/2024 (e)	643	698

Comcast Corp.

3.00%, 2/1/2024	96	99

4.00%, 11/1/2049	39	41

4.05%, 11/1/2052	97	103

Cox Communications, Inc. 4.60%, 8/15/2047 (e)	39	39

CSC Holdings LLC

5.25%, 6/1/2024	85	88

6.63%, 10/15/2025 (e)	400	428

10.88%, 10/15/2025 (e)	200	230

5.50%, 5/15/2026 (e)	475	498

5.38%, 2/1/2028 (e)	360	374

Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (e)	51	51

DISH DBS Corp.

6.75%, 6/1/2021	65	68

5.88%, 7/15/2022	220	223

5.00%, 3/15/2023	125	121

5.88%, 11/15/2024	1,310	1,240

7.75%, 7/1/2026	185	181

Entercom Media Corp.

7.25%, 11/1/2024 (e)	180	190

6.50%, 5/1/2027 (e)	91	94

GCI LLC

6.75%, 6/1/2021	160	160

6.63%, 6/15/2024 (e)	55	58

6.88%, 4/15/2025	35	36

Getty Images, Inc. 9.75%, 3/1/2027 (e)	13	13

Gray Television, Inc.

5.13%, 10/15/2024 (e)	115	117

5.88%, 7/15/2026 (e)	85	88

7.00%, 5/15/2027 (e)	90	98

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Media — continued

iHeartCommunications, Inc.

6.38%, 5/1/2026	54	57

8.38%, 5/1/2027	164	172

Lamar Media Corp. 5.75%, 2/1/2026	140	147

Meredith Corp. 6.88%, 2/1/2026	115	122

Nexstar Broadcasting, Inc.

6.13%, 2/15/2022 (e)	25	26

5.88%, 11/15/2022	50	51

5.63%, 8/1/2024 (e)	225	233

Nexstar Escrow, Inc. 5.63%, 7/15/2027 (e)	110	113

Outfront Media Capital LLC

5.25%, 2/15/2022	10	10

5.63%, 2/15/2024	50	51

5.88%, 3/15/2025	50	52

5.00%, 8/15/2027 (e)	105	108

Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	105	112

Sinclair Television Group, Inc.

5.63%, 8/1/2024 (e)	338	346

5.88%, 3/15/2026 (e)	12	12

Sirius XM Radio, Inc.

4.63%, 7/15/2024 (e)	130	133

6.00%, 7/15/2024 (e)	470	483

5.38%, 4/15/2025 (e)	266	274

5.38%, 7/15/2026 (e)	225	233

5.50%, 7/1/2029 (e)	57	59

TEGNA, Inc.

6.38%, 10/15/2023	195	201

5.50%, 9/15/2024 (e)	20	20

Time Warner Cable LLC 7.30%, 7/1/2038	125	152

Univision Communications, Inc.

5.13%, 5/15/2023 (e)	35	34

5.13%, 2/15/2025 (e)	20	19

Videotron Ltd. (Canada)

5.38%, 6/15/2024 (e)	90	96

5.13%, 4/15/2027 (e)	240	251

WMG Acquisition Corp. 5.50%, 4/15/2026 (e)	99	102

		11,192

Metals & Mining — 0.2%

AK Steel Corp.

7.50%, 7/15/2023	10	10

6.38%, 10/15/2025	76	61

7.00%, 3/15/2027	56	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Metals & Mining — continued

Alcoa Nederland Holding BV 6.75%, 9/30/2024 (e)	400	423

Allegheny Technologies, Inc.

5.95%, 1/15/2021	29	30

7.88%, 8/15/2023 (i)	15	16

BHP Billiton Finance USA Ltd. (Australia) 5.00%, 9/30/2043	34	42

Big River Steel LLC 7.25%, 9/1/2025 (e)	46	48

Cleveland-Cliffs, Inc.

4.88%, 1/15/2024 (e)	45	46

5.75%, 3/1/2025	9	9

Coeur Mining, Inc. 5.88%, 6/1/2024	35	34

Commercial Metals Co.

4.88%, 5/15/2023	40	40

5.38%, 7/15/2027	24	24

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (e)	47	48

5.13%, 5/15/2024 (e)	25	26

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	107	107

3.88%, 3/15/2023	229	229

4.55%, 11/14/2024	350	358

5.40%, 11/14/2034	45	43

Glencore Funding LLC (Switzerland) 4.88%, 3/12/2029 (e)	40	42

Hecla Mining Co. 6.88%, 5/1/2021	87	83

Hudbay Minerals, Inc. (Canada)

7.25%, 1/15/2023 (e)	35	36

7.63%, 1/15/2025 (e)	20	21

Kaiser Aluminum Corp. 5.88%, 5/15/2024	22	23

Northwest Acquisitions ULC 7.13%, 11/1/2022 (e)	23	16

Novelis Corp.

6.25%, 8/15/2024 (e)	164	172

5.88%, 9/30/2026 (e)	140	142

Steel Dynamics, Inc.

4.13%, 9/15/2025	83	83

5.00%, 12/15/2026	32	33

United States Steel Corp.

6.88%, 8/15/2025	53	50

6.25%, 3/15/2026	51	45

Vale Overseas Ltd. (Brazil) 6.25%, 8/10/2026	80	91

		2,476

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Multiline Retail — 0.0% (d)

Neiman Marcus Group Ltd. LLC 14.00% (Blend (cash 6.00% + PIK 1.00%),, 4/25/2024 (e) (l)	219	179

8.00%, 10/25/2024 (e)	201	82

8.75%, 10/25/2024 (e)	169	72

		333

Multi-Utilities — 0.0% (d)

CMS Energy Corp. 3.45%, 8/15/2027	200	205

NiSource, Inc.

2.65%, 11/17/2022	92	93

4.80%, 2/15/2044	65	72

Southern Co. Gas Capital Corp. 5.88%, 3/15/2041	18	22

		392

Oil, Gas & Consumable Fuels — 1.0%

Aker BP ASA (Norway) 5.88%, 3/31/2025 (e)	300	317

Andeavor Logistics LP

Series A, (ICE LIBOR USD 3 Month + 4.65%), 6.87%, 2/15/2023 (f) (g) (h)	80	80

6.38%, 5/1/2024	105	110

4.25%, 12/1/2027	40	42

Antero Midstream Partners LP

5.38%, 9/15/2024	65	64

5.75%, 1/15/2028 (e)	40	40

Antero Resources Corp.

5.13%, 12/1/2022	134	129

5.63%, 6/1/2023	206	199

APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (e)	61	64

Athabasca Oil Corp. (Canada) 9.88%, 2/24/2022 (e)	14	13

Blue Racer Midstream LLC 6.13%, 11/15/2022 (e)	260	264

Brazos Valley Longhorn LLC 6.88%, 2/1/2025	207	195

Bruin E&P Partners LLC 8.88%, 8/1/2023 (e)	27	23

Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (f)	75	54

California Resources Corp. 8.00%, 12/15/2022 (e)	38	29

Callon Petroleum Co.

6.13%, 10/1/2024	26	26

6.38%, 7/1/2026	56	57

Canadian Natural Resources Ltd. (Canada) 6.45%, 6/30/2033	150	183

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	136	131

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Cenovus Energy, Inc. (Canada)

3.80%, 9/15/2023	50	52

6.75%, 11/15/2039	100	118

Centennial Resource Production LLC 6.88%, 4/1/2027 (e)	28	28

Cheniere Corpus Christi Holdings LLC

5.88%, 3/31/2025	242	270

5.13%, 6/30/2027	50	54

Cheniere Energy Partners LP

5.25%, 10/1/2025	35	36

5.63%, 10/1/2026 (e)	36	38

Chesapeake Energy Corp.

7.00%, 10/1/2024	48	43

8.00%, 1/15/2025	52	48

8.00%, 3/15/2026 (e)	22	20

7.50%, 10/1/2026	15	13

8.00%, 6/15/2027	163	143

CITGO Petroleum Corp. 6.25%, 8/15/2022 (e)	60	60

CNX Midstream Partners LP 6.50%, 3/15/2026 (e)	20	19

Covey Park Energy LLC 7.50%, 5/15/2025 (e)	95	68

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (i)	78	79

5.75%, 4/1/2025	55	56

5.63%, 5/1/2027 (e)	80	80

DCP Midstream Operating LP

4.95%, 4/1/2022	35	36

3.88%, 3/15/2023	72	73

5.38%, 7/15/2025	31	33

6.75%, 9/15/2037 (e)	60	64

Delek Logistics Partners LP 6.75%, 5/15/2025	109	108

Denbury Resources, Inc. 9.25%, 3/31/2022 (e)	18	17

Ecopetrol SA (Colombia) 5.38%, 6/26/2026	116	128

Encana Corp. (Canada)

7.38%, 11/1/2031	50	64

6.63%, 8/15/2037	35	43

Energy Transfer Operating LP 4.05%, 3/15/2025	95	99

EnLink Midstream LLC 5.38%, 6/1/2029	24	25

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (f) (g) (h)	125	98

4.40%, 4/1/2024	127	128

4.15%, 6/1/2025	40	39

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Oil, Gas & Consumable Fuels — continued

4.85%, 7/15/2026	63	64

5.60%, 4/1/2044	13	12

Enterprise Products Operating LLC

3.90%, 2/15/2024	33	35

3.70%, 2/15/2026	51	54

EP Energy LLC

9.38%, 5/1/2024 (e)	30	7

8.00%, 11/29/2024 (e)	128	87

8.00%, 2/15/2025 (e)	127	28

7.75%, 5/15/2026 (e)	436	389

Extraction Oil & Gas, Inc. 7.38%, 5/15/2024 (e)	28	24

Genesis Energy LP

6.75%, 8/1/2022	37	37

6.00%, 5/15/2023	40	40

5.63%, 6/15/2024	40	38

Gulfport Energy Corp.

6.63%, 5/1/2023	55	47

6.38%, 5/15/2025	20	16

6.38%, 1/15/2026	20	15

Halcon Resources Corp. 6.75%, 2/15/2025	85	25

Hilcorp Energy I LP

5.00%, 12/1/2024 (e)	51	51

5.75%, 10/1/2025 (e)	57	57

6.25%, 11/1/2028 (e)	52	52

Holly Energy Partners LP 6.00%, 8/1/2024 (e)	55	57

Jagged Peak Energy LLC 5.88%, 5/1/2026	40	39

Laredo Petroleum, Inc. 5.63%, 1/15/2022	5	5

Magellan Midstream Partners LP 5.15%, 10/15/2043	25	28

Martin Midstream Partners LP 7.25%, 2/15/2021	105	104

Matador Resources Co. 5.88%, 9/15/2026	107	108

MEG Energy Corp. (Canada)

6.38%, 1/30/2023 (e)	54	51

7.00%, 3/31/2024 (e)	205	195

6.50%, 1/15/2025 (e)	320	322

Newfield Exploration Co. 5.38%, 1/1/2026	55	60

NGPL PipeCo LLC 4.88%, 8/15/2027 (e)	25	26

Noble Energy, Inc. 4.95%, 8/15/2047	100	106

Northern Oil and Gas, Inc. 9.50% (cash), 5/15/2023 (l)	132	137

NuStar Logistics LP

6.00%, 6/1/2026	33	34

5.63%, 4/28/2027	67	68

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Oasis Petroleum, Inc.

6.88%, 3/15/2022	54	54

6.88%, 1/15/2023	80	80

6.25%, 5/1/2026 (e)	300	290

Parsley Energy LLC

5.38%, 1/15/2025 (e)	30	31

5.25%, 8/15/2025 (e)	70	71

5.63%, 10/15/2027 (e)	35	36

PBF Holding Co. LLC 7.25%, 6/15/2025	79	83

PBF Logistics LP 6.88%, 5/15/2023	32	33

PDC Energy, Inc.

6.13%, 9/15/2024	32	32

5.75%, 5/15/2026	14	14

Peabody Energy Corp.

6.00%, 3/31/2022 (e)	31	32

6.38%, 3/31/2025 (e)	25	25

Petroleos Mexicanos (Mexico)

4.88%, 1/18/2024	29	28

5.35%, 2/12/2028	92	84

Plains All American Pipeline LP

Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (f) (g) (h)	75	71

3.85%, 10/15/2023	20	21

QEP Resources, Inc.

5.38%, 10/1/2022	18	17

5.25%, 5/1/2023	30	29

5.63%, 3/1/2026	49	46

Range Resources Corp. 4.88%, 5/15/2025	110	96

SemGroup Corp.

5.63%, 7/15/2022	40	39

5.63%, 11/15/2023	49	47

6.38%, 3/15/2025	40	39

7.25%, 3/15/2026	51	50

SM Energy Co.

5.00%, 1/15/2024	55	51

5.63%, 6/1/2025	45	41

6.75%, 9/15/2026	47	44

6.63%, 1/15/2027	89	82

Southwestern Energy Co.

6.20%, 1/23/2025 (i)	95	87

7.50%, 4/1/2026	100	95

7.75%, 10/1/2027	35	33

SRC Energy, Inc. 6.25%, 12/1/2025	42	38

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Oil, Gas & Consumable Fuels — continued

Summit Midstream Holdings LLC

5.50%, 8/15/2022	58	56

5.75%, 4/15/2025	86	75

Suncor Energy, Inc. (Canada) 5.95%, 12/1/2034	50	64

Sunoco LP

4.88%, 1/15/2023	38	39

5.50%, 2/15/2026	35	37

6.00%, 4/15/2027 (e)	85	89

5.88%, 3/15/2028	10	10

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (e)	69	71

5.50%, 1/15/2028 (e)	60	61

Targa Resources Partners LP

5.25%, 5/1/2023	25	25

4.25%, 11/15/2023	130	130

6.75%, 3/15/2024	65	67

5.13%, 2/1/2025	50	52

5.88%, 4/15/2026	130	138

6.50%, 7/15/2027 (e)	152	166

5.00%, 1/15/2028	50	50

6.88%, 1/15/2029 (e)	118	131

TerraForm Power Operating LLC 5.00%, 1/31/2028 (e)	150	151

TransMontaigne Partners LP 6.13%, 2/15/2026	32	31

Ultra Resources, Inc. 9.00%, 7/12/2024	266	101

Unit Corp. 6.63%, 5/15/2021	90	81

W&T Offshore, Inc. 9.75%, 11/1/2023 (e)	120	115

Whiting Petroleum Corp.

5.75%, 3/15/2021	20	20

6.63%, 1/15/2026	216	208

Williams Cos., Inc. (The) 4.85%, 3/1/2048	71	76

WPX Energy, Inc. 5.75%, 6/1/2026	45	47

		10,528

Paper & Forest Products — 0.0% (d)

Clearwater Paper Corp.

4.50%, 2/1/2023	51	48

5.38%, 2/1/2025 (e)	101	92

		140

Personal Products — 0.0% (d)

Coty, Inc. 6.50%, 4/15/2026 (e)	95	93

Prestige Brands, Inc. 6.38%, 3/1/2024 (e)	95	99

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Personal Products — continued

Revlon Consumer Products Corp. 6.25%, 8/1/2024	77	53

		245

Pharmaceuticals — 0.4%

Advanz Pharma Corp. (Canada) 8.00%, 9/6/2024	200	194

Allergan, Inc. 2.80%, 3/15/2023	80	80

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (e)	49	55

8.50%, 1/31/2027 (e)	286	314

Bausch Health Cos., Inc.

5.50%, 3/1/2023 (e)	6	6

5.88%, 5/15/2023 (e)	133	134

7.00%, 3/15/2024 (e)	201	214

6.13%, 4/15/2025 (e)	942	961

5.50%, 11/1/2025 (e)	330	344

9.00%, 12/15/2025 (e)	415	464

5.75%, 8/15/2027 (e)	54	57

7.00%, 1/15/2028 (e)	151	156

7.25%, 5/30/2029 (e)	56	58

Bristol-Myers Squibb Co. 4.25%, 10/26/2049 (e)	45	50

Catalent Pharma Solutions, Inc.

4.88%, 1/15/2026 (e)	82	83

5.00%, 7/15/2027 (e)	10	10

Endo Dac 6.00%, 2/1/2025 (e) (i)	325	218

Mallinckrodt International Finance SA

5.63%, 10/15/2023 (e)	185	140

5.50%, 4/15/2025 (e)	50	33

Merck & Co., Inc. 3.90%, 3/7/2039	100	109

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (e)	245	241

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	50	50

		3,971

Professional Services — 0.0% (d)

AMN Healthcare, Inc. 5.13%, 10/1/2024 (e)	83	85

Real Estate Management & Development — 0.0% (d)

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	39	40

Road & Rail — 0.3%

AerCap Global Aviation Trust (Ireland) (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (e) (f)	200	209

Ashtead Capital, Inc. (United Kingdom) 4.13%, 8/15/2025 (e)	200	203

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Road & Rail — continued

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (e)	299	313

5.25%, 3/15/2025 (e)	277	278

5.75%, 7/15/2027 (e)	61	62

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (e)	102	109

5.13%, 10/1/2023 (e)	99	105

5.25%, 5/15/2024 (e)	74	79

4.38%, 5/1/2026 (e)	85	87

Canadian Pacific Railway Co. (Canada) 7.13%, 10/15/2031	63	87

CSX Corp. 4.25%, 3/15/2029	75	84

ERAC USA Finance LLC 4.50%, 8/16/2021 (e)	35	36

Herc Rentals, Inc. 7.75%, 6/1/2024 (e)	144	153

Hertz Corp. (The)

7.38%, 1/15/2021	9	9

7.63%, 6/1/2022 (e)	315	327

5.50%, 10/15/2024 (e)	407	389

Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (e)	80	86

Penske Truck Leasing Co. LP 4.20%, 4/1/2027 (e)	160	166

Ryder System, Inc. 2.45%, 9/3/2019	83	83

		2,865

Semiconductors & Semiconductor Equipment — 0.1%

Amkor Technology, Inc. 6.63%, 9/15/2027 (e)	116	115

Analog Devices, Inc. 3.13%, 12/5/2023	37	38

Broadcom Corp. 3.63%, 1/15/2024	151	153

Entegris, Inc. 4.63%, 2/10/2026 (e)	190	191

MagnaChip Semiconductor Corp. (South Korea) 6.63%, 7/15/2021 (i)	75	74

Qorvo, Inc. 5.50%, 7/15/2026	111	117

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (e)	600	638

		1,326

Software — 0.2%

ACI Worldwide, Inc. 5.75%, 8/15/2026 (e)	110	115

Camelot Finance SA 7.88%, 10/15/2024 (e)	55	58

CDK Global, Inc.

5.88%, 6/15/2026	35	37

5.25%, 5/15/2029 (e)	130	135

Fair Isaac Corp. 5.25%, 5/15/2026 (e)	36	38

Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (e)	76	83

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Software — continued

Infor US, Inc. 6.50%, 5/15/2022	635	646

Nuance Communications, Inc. 5.63%, 12/15/2026	126	131

Open Text Corp. (Canada) 5.88%, 6/1/2026 (e)	70	74

Solera LLC 10.50%, 3/1/2024 (e)	54	58

SS&C Technologies, Inc. 5.50%, 9/30/2027 (e)	167	173

Symantec Corp. 5.00%, 4/15/2025 (e)	116	119

		1,667

Specialty Retail — 0.1%

Advance Auto Parts, Inc. 4.50%, 12/1/2023	30	32

O’Reilly Automotive, Inc. 3.60%, 9/1/2027	62	64

Party City Holdings, Inc. 6.63%, 8/1/2026 (e)	61	59

Penske Automotive Group, Inc. 5.50%, 5/15/2026	201	210

PetSmart, Inc.

7.13%, 3/15/2023 (e)	270	253

5.88%, 6/1/2025 (e)	415	403

8.88%, 6/1/2025 (e)	40	38

Staples, Inc.

7.50%, 4/15/2026 (e)	275	273

10.75%, 4/15/2027 (e)	191	190

		1,522

Technology Hardware, Storage & Peripherals — 0.1%

Dell International LLC

7.13%, 6/15/2024 (e)	165	174

6.02%, 6/15/2026 (e)	225	248

Diebold Nixdorf, Inc. 8.50%, 4/15/2024	96	85

Western Digital Corp. 4.75%, 2/15/2026	261	256

Xerox Corp. 4.12%, 3/15/2023 (i)	99	101

		864

Textiles, Apparel & Luxury Goods — 0.0% (d)

Hanesbrands, Inc.

4.63%, 5/15/2024 (e)	40	41

4.88%, 5/15/2026 (e)	150	156

William Carter Co. (The) 5.63%, 3/15/2027 (e)	128	134

		331

Thrifts & Mortgage Finance — 0.1%

Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025 (e)	140	140

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Thrifts & Mortgage Finance — continued

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (e)	56	57

9.13%, 7/15/2026 (e)	93	95

Nationstar Mortgage LLC 6.50%, 6/1/2022	120	119

Quicken Loans, Inc. 5.25%, 1/15/2028 (e)	170	169

Radian Group, Inc.

4.50%, 10/1/2024	90	92

4.88%, 3/15/2027	36	36

		708

Tobacco — 0.0% (d)

BAT Capital Corp. (United Kingdom) 4.39%, 8/15/2037	68	65

Trading Companies & Distributors — 0.2%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (e)	160	142

Aircastle Ltd. 4.40%, 9/25/2023	30	31

H&E Equipment Services, Inc. 5.63%, 9/1/2025	115	118

Herc Holdings, Inc. 5.50%, 7/15/2027 (e)	205	206

United Rentals North America, Inc.

5.88%, 9/15/2026	213	227

6.50%, 12/15/2026	553	599

5.50%, 5/15/2027	220	231

4.88%, 1/15/2028	85	87

WESCO Distribution, Inc. 5.38%, 6/15/2024	55	57

		1,698

Water Utilities — 0.0% (d)

American Water Capital Corp. 6.59%, 10/15/2037	100	137

Wireless Telecommunication Services — 0.4%

America Movil SAB de CV (Mexico) 5.00%, 3/30/2020	29	30

Hughes Satellite Systems Corp.

5.25%, 8/1/2026	115	118

6.63%, 8/1/2026	55	58

Sprint Communications, Inc.

7.00%, 3/1/2020 (e)	57	59

6.00%, 11/15/2022	52	54

Sprint Corp.

7.25%, 9/15/2021	204	217

7.88%, 9/15/2023	168	183

7.13%, 6/15/2024	495	525

7.63%, 2/15/2025	1,085	1,154

7.63%, 3/1/2026	158	168

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Wireless Telecommunication Services — continued

Sprint eWireless, Inc. 7.00%, 3/1/2020 (k)	57	—

T-Mobile USA, Inc.

6.50%, 1/15/2024 ‡	170	—

6.38%, 3/1/2025	162	168

6.38%, 3/1/2025 ‡	200	—

6.50%, 1/15/2026	544	588

6.50%, 1/15/2026 ‡	544	—	(a)

4.50%, 2/1/2026	158	162

4.75%, 2/1/2028	395	407

4.75%, 2/1/2028 ‡	210	—

United States Cellular Corp. 6.70%, 12/15/2033	45	48

Vodafone Group plc (United Kingdom)

6.15%, 2/27/2037	50	61

5.00%, 5/30/2038	28	30

Wind Tre SpA (Italy) 5.00%, 1/20/2026 (e)	200	193

		4,223

Total Corporate Bonds (Cost $118,977)		120,725

	SHARES (000)
Investment Companies — 6.3%

Fixed Income — 6.3%

JPMorgan Core Plus Bond Fund Class R6 Shares (c)	3,035	25,525

JPMorgan Emerging Markets Debt Fund Class R6 Shares (c)	3,050	24,979

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (c)	2,349	19,282

Total Fixed Income		69,786

Total Investment Companies (Cost $66,500)		69,786

	PRINCIPAL AMOUNT (000)
Collateralized Mortgage Obligations — 6.0%

Alternative Loan Trust

Series 2005-20CB, Class 4A1, 5.25%, 7/25/2020	30	30

Series 2004-27CB, Class A1, 6.00%, 12/25/2034	302	297

Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035	10	11

Banc of America Alternative Loan Trust

Series 2004-6, Class 4A1, 5.00%, 7/25/2019	13	13

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2006-5, Class 3A1, 6.00%, 6/25/2046	62	62

Bear Stearns ALT-A Trust

Series 2004-6, Class 1A, 3.04%, 7/25/2034 (m)	18	18

Series 2005-4, Class 23A2, 4.62%, 5/25/2035 (m)	289	295

Series 2005-7, Class 12A3, 3.08%, 8/25/2035 (m)	39	39

Bellemeade Re Ltd. (Bermuda) Series 2019-1A, Class M1A, 3.70%, 3/25/2029 ‡ (e) (m)	1,801	1,801

CHL Mortgage Pass-Through Trust

Series 2005-HYB3, Class 2A1A, 4.13%, 6/20/2035 (m)	421	429

Series 2006-HYB1, Class 2A2C, 3.85%, 3/20/2036 (m)	576	537

Series 2006-HYB2, Class 2A1B, 4.21%, 4/20/2036 (m)	587	544

Series 2006-21, Class A14, 6.00%, 2/25/2037	85	75

CIM Trust Series 2019-INV1, Class A2, 3.40%, 2/25/2049 (e) (m)	1,320	1,332

Citigroup Mortgage Loan Trust Series 2005-11, Class A2A, 4.82%, 10/25/2035 (m)	139	142

Citigroup Mortgage Loan Trust, Inc. Series 2003-1, Class 3A4, 5.25%, 9/25/2033	7	7

COLT Mortgage Loan Trust Series 2018-2, Class A1, 3.47%, 7/27/2048 (e) (m)	310	311

Connecticut Avenue Securities Trust

Series 2019-R01, Class 2M2, 4.85%, 7/25/2031 (e) (m)	691	699

Series 2019-R02, Class 1M2, 4.70%, 8/25/2031 ‡ (e) (m)	750	757

CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	17	18

CVS Pass-Through Trust 8.35%, 7/10/2031 (e)	149	188

Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AF1, Class A4, 2.70%, 4/25/2036 (m)	600	576

Eagle RE Ltd. (Bermuda)

Series 2019-1, Class M1B, 4.20%, 4/25/2029 ‡ (e) (m)	150	150

Series 2019-1, Class M2, 5.70%, 4/25/2029 ‡ (e) (m)	350	351

FHLMC — GNMA Series 31, Class Z, 8.00%, 4/25/2024	50	54

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Collateralized Mortgage Obligations — continued

FHLMC, REMIC

Series 2877, Class AD, 4.00%, 10/15/2019	—	(a)	—	(a)

Series 1087, Class I, 8.50%, 6/15/2021	1		1

Series 1136, Class H, 6.00%, 9/15/2021	—	(a)	—	(a)

Series 2595, Class HO, 4.50%, 3/15/2023	2		2

Series 2033, Class K, 6.05%, 8/15/2023	23		24

Series 2685, Class DT, 5.00%, 10/15/2023	43		45

Series 2686, Class GC, 5.00%, 10/15/2023	15		16

Series 1617, Class PM, 6.50%, 11/15/2023	23		24

Series 2756, Class NA, 5.00%, 2/15/2024	23		24

Series 2773, Class CD, 4.50%, 4/15/2024	15		16

Series 1710, Class GH, 8.00%, 4/15/2024	19		21

Series 3532, Class EB, 4.00%, 5/15/2024	71		72

Series 3534, Class MB, 4.00%, 5/15/2024	73		75

Series 1732, Class K, 6.50%, 5/15/2024	14		15

Series 2989, Class TG, 5.00%, 6/15/2025	25		27

Series 2988, Class TY, 5.50%, 6/15/2025	40		42

Series 3710, Class GB, 4.00%, 8/15/2025	115		119

Series 3102, Class CE, 5.50%, 1/15/2026	62		66

Series 3121, Class JD, 5.50%, 3/15/2026	19		20

Series 1843, Class Z, 7.00%, 4/15/2026	21		23

Series 3962, Class KD, 3.00%, 10/15/2026	175		179

Series 3703, Class DY, 4.00%, 8/15/2030	470		494

Series 3755, Class MU, 4.00%, 11/15/2030	114		123

Series 2378, Class BD, 5.50%, 11/15/2031	65		71

Series 2455, Class GK, 6.50%, 5/15/2032	43		50

Series 2457, Class PE, 6.50%, 6/15/2032	15		17

Series 2473, Class JZ, 6.50%, 7/15/2032	40		45

Series 4119, Class KE, 1.75%, 10/15/2032	52		51

Series 2575, Class PE, 5.50%, 2/15/2033	59		66

Series 2586, Class WG, 4.00%, 3/15/2033	152		162

Series 4203, Class BN, 3.00%, 4/15/2033	212		218

Series 2673, Class PE, 5.50%, 9/15/2033	55		62

Series 2764, Class UG, 5.00%, 3/15/2034	176		194

Series 2922, Class GA, 5.50%, 5/15/2034	3		3

Series 3929, Class MC, 1.75%, 12/15/2034	84		83

Series 2901, Class KB, 5.00%, 12/15/2034	86		94

Series 2935, Class HJ, 5.00%, 2/15/2035	75		83

Series 3077, Class TO, PO, 4/15/2035	15		14

Series 2960, Class JH, 5.50%, 4/15/2035	202		225

Series 3151, Class UC, 5.50%, 8/15/2035	1		—	(a)

Series 3200, PO, 8/15/2036	7		7

Series 3212, Class BK, 5.50%, 9/15/2036	14		16

Series 3213, Class PE, 6.00%, 9/15/2036	47		55

Series 4279, Class JA, 3.00%, 2/15/2037	193		197

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 3279, Class PE, 5.50%, 2/15/2037	24	28

Series 3413, Class B, 5.50%, 4/15/2037	49	53

Series 3605, Class NC, 5.50%, 6/15/2037	161	180

Series 4031, Class AB, 5.50%, 6/15/2037	169	190

Series 3405, Class PE, 5.00%, 1/15/2038	107	119

Series 3662, Class QB, 5.00%, 3/15/2038	66	72

Series 3523, Class EX, 5.00%, 4/15/2039	100	107

Series 3902, Class MA, 4.50%, 7/15/2039	5	5

Series 3553, Class PG, 5.50%, 7/15/2039	225	246

Series 4219, Class JA, 3.50%, 8/15/2039	133	136

Series 3564, Class NB, 5.00%, 8/15/2039	187	215

Series 3827, Class BM, 5.50%, 8/15/2039	111	114

Series 4405, Class CA, 4.00%, 9/15/2039	156	159

Series 3622, Class WA, 5.50%, 9/15/2039	39	43

Series 3748, Class D, 4.00%, 11/15/2039	102	106

Series 3768, Class MB, 4.00%, 12/15/2039	132	138

Series 3795, Class PD, 4.50%, 1/15/2040	150	158

Series 3737, Class PA, 2.00%, 4/15/2040	193	192

Series 3653, Class HJ, 5.00%, 4/15/2040	57	63

Series 3662, Class PJ, 5.00%, 4/15/2040	121	133

Series 4199, Class FB, 2.69%, 5/15/2040 (m)	2,400	2,395

Series 3677, Class KB, 4.50%, 5/15/2040	159	172

Series 3811, Class PA, 5.00%, 9/15/2040	76	80

Series 4454, Class DA, 3.00%, 1/15/2041	170	172

Series 3842, Class PH, 4.00%, 4/15/2041	24	26

Series 3859, Class JB, 5.00%, 5/15/2041	153	168

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (m)	63	69

Series 4097, Class DC, 1.50%, 6/15/2041	100	99

Series 3873, Class MJ, 4.00%, 6/15/2041	170	180

Series 3895, Class BF, 2.89%, 7/15/2041 (m)	114	115

Series 4565, Class DM, 3.00%, 2/15/2042	297	303

Series 4034, Class PJ, 2.00%, 3/15/2042	169	170

Series 4026, Class HB, 3.50%, 4/15/2042	141	150

Series 4026, Class MQ, 4.00%, 4/15/2042	238	255

Series 4068, Class PE, 3.00%, 6/15/2042	320	325

Series 4180, Class ME, 2.50%, 10/15/2042	58	59

Series 4494, Class KA, 3.75%, 10/15/2042	2,085	2,158

Series 4566, Class CA, 3.00%, 1/15/2043	214	220

Series 4217, Class F, 2.74%, 6/15/2043 (m)	321	319

Series 4800, Class PA, 3.50%, 7/15/2043	903	922

Series 4243, Class AE, 4.00%, 8/15/2043	192	214

Series 4471, Class JB, 3.50%, 9/15/2043	800	873

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Collateralized Mortgage Obligations — continued

Series 4764, Class NK, 3.50%, 9/15/2043	2,557		2,631

Series 4685, Class PA, 3.00%, 11/15/2044	1,499		1,540

Series 4631, Class G, 2.50%, 7/15/2045	389		391

Series 4572, Class LD, 2.00%, 8/15/2045	347		341

Series 4592, Class WT, 5.50%, 6/15/2046	118		133

Series 3688, Class GT, 7.36%, 11/15/2046 (m)	38		45

Series 4735, Class FB, 2.74%, 12/15/2047 (m)	1,842		1,834

FHLMC, STRIPS

Series 263, Class F5, 2.89%, 6/15/2042 (m)	110		110

Series 284, Class 300, 3.00%, 10/15/2042	229		233

FHLMC, Structured Pass-Through Certificates, Whole Loan Series T-54, Class 2A, 6.50%, 2/25/2043	80		95

FNMA, Connecticut Avenue Securities

Series 2018-C05, Class 1M2, 4.75%, 1/25/2031 (m)	750		756

Series 2018-C06, Class 1M2, 4.40%, 3/25/2031 (m)	625		626

FNMA, REMIC

Series 1990-7, Class B, 8.50%, 1/25/2020	—	(a)	—	(a)

Series 1990-35, Class E, 9.50%, 4/25/2020	—	(a)	—	(a)

Series 1990-76, Class G, 7.00%, 7/25/2020	—	(a)	—	(a)

Series 1990-106, Class J, 8.50%, 9/25/2020	2		2

Series 1991-73, Class A, 8.00%, 7/25/2021	—	(a)	—	(a)

Series 1992-112, Class GB, 7.00%, 7/25/2022	11		11

Series G92-35, Class E, 7.50%, 7/25/2022	8		8

Series 1992-195, Class C, 7.50%, 10/25/2022	4		5

Series 2008-65, Class CD, 4.50%, 8/25/2023	9		9

Series 2003-78, Class B, 5.00%, 8/25/2023	30		31

Series 1993-226, Class PK, 6.00%, 12/25/2023	191		203

Series 2005-18, Class EG, 5.00%, 3/25/2025	13		14

Series 2011-40, Class KA, 3.50%, 3/25/2026	147		154

Series 2011-99, Class CV, 4.50%, 3/25/2026	73		76

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 1998-37, Class VZ, 6.00%, 6/17/2028	22	23

Series 1998-66, Class B, 6.50%, 12/25/2028	38	39

Series 2014-1, Class DU, 2.50%, 2/25/2029	200	199

Series 2009-15, Class AC, 5.50%, 3/25/2029	51	55

Series 2009-60, Class DE, 5.00%, 8/25/2029	75	81

Series 2014-3, Class AM, 2.50%, 1/25/2032	102	103

Series 2002-55, Class PG, 5.50%, 9/25/2032	52	58

Series 2002-82, Class PE, 6.00%, 12/25/2032	53	59

Series 2012-147, Class WN, 4.50%, 1/25/2033	146	159

Series 2003-21, Class OU, 5.50%, 3/25/2033	13	14

Series 2003-29, Class BY, 5.50%, 4/25/2033	185	210

Series 2003-48, Class GH, 5.50%, 6/25/2033	170	190

Series 2003-58, Class AD, 3.25%, 7/25/2033	14	14

Series 2003-63, Class PE, 3.50%, 7/25/2033	6	6

Series 2013-94, Class CV, 3.50%, 7/25/2033	310	323

Series 2003-67, Class KE, 5.00%, 7/25/2033	80	88

Series 2003-110, Class WA, 4.00%, 8/25/2033	13	13

Series 2014-58, Class VM, 4.00%, 8/25/2033	250	271

Series 2013-101, Class E, 3.00%, 10/25/2033	250	255

Series 2014-56, Class VH, 3.50%, 9/25/2034	200	209

Series 2004-92, Class TB, 5.50%, 12/25/2034	91	105

Series 2005-5, Class CK, 5.00%, 1/25/2035	48	52

Series 2005-29, Class WC, 4.75%, 4/25/2035	31	33

Series 2005-23, Class TG, 5.00%, 4/25/2035	2	2

Series 2005-68, Class BC, 5.25%, 6/25/2035	11	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

Series 2009-22, Class EG, 5.00%, 7/25/2035	11	12

Series 2005-58, Class EP, 5.50%, 7/25/2035	29	32

Series 2013-133, Class NA, 3.00%, 5/25/2036	191	193

Series 2009-71, Class JT, 6.00%, 6/25/2036	245	278

Series 2009-19, Class TD, 5.00%, 8/25/2036	117	132

Series 2009-19, Class PW, 4.50%, 10/25/2036	174	187

Series 2007-13, Class H, 5.50%, 3/25/2037	29	33

Series 2009-50, Class PT, 5.91%, 5/25/2037 (m)	32	37

Series 2007-65, Class KI, IF, IO, 4.22%, 7/25/2037 (m)	14	2

Series 2007-61, Class PE, 5.50%, 7/25/2037	291	330

Series 2007-84, Class P, 5.00%, 8/25/2037	121	132

Series 2009-86, Class OT, PO, 10/25/2037	38	35

Series 2013-83, Class CA, 3.50%, 10/25/2037	95	96

Series 2011-22, Class MA, 6.50%, 4/25/2038	34	35

Series 2008-61, Class GB, 5.50%, 7/25/2038	79	86

Series 2011-111, Class EA, 5.00%, 12/25/2038	8	8

Series 2009-37, Class KI, IF, IO, 3.60%, 6/25/2039 (m)	9	1

Series 2009-73, Class HJ, 6.00%, 9/25/2039	186	209

Series 2014-67, Class GA, 3.00%, 10/25/2039	174	177

Series 2010-9, Class PE, 4.50%, 10/25/2039	69	73

Series 2009-80, Class KH, 5.00%, 10/25/2039	214	239

Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	12	2

Series 2009-112, Class ST, IF, IO, 3.85%, 1/25/2040 (m)	48	7

Series 2010-35, Class SB, IF, IO, 4.02%, 4/25/2040 (m)	19	3

Series 2010-64, Class DM, 5.00%, 6/25/2040	73	79

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2010-85, Class NJ, 4.50%, 8/25/2040	146	159

Series 2010-103, Class PJ, 4.50%, 9/25/2040	200	223

Series 2010-137, Class XP, 4.50%, 10/25/2040	276	295

Series 2014-46, Class TG, 3.00%, 12/25/2040	248	252

Series 2010-141, Class AL, 4.00%, 12/25/2040	234	248

Series 2011-113, Class MC, 4.00%, 12/25/2040	157	160

Series 2014-2, Class PX, 4.50%, 1/25/2041	200	227

Series 2011-53, Class DT, 4.50%, 6/25/2041	216	234

Series 2012-29, Class PA, 4.00%, 7/25/2041	130	133

Series 2012-137, Class CF, 2.70%, 8/25/2041 (m)	66	66

Series 2012-16, Class GC, 2.50%, 11/25/2041	882	887

Series 2011-114, Class B, 3.50%, 11/25/2041	250	263

Series 2011-112, Class PB, 4.00%, 11/25/2041	325	354

Series 2012-20, Class TD, 4.50%, 2/25/2042	147	156

Series 2012-50, Class HB, 4.00%, 3/25/2042	96	101

Series 2012-83, Class TN, 5.00%, 8/25/2042	135	147

Series 2012-136, Class DL, 3.50%, 12/25/2042	200	212

Series 2013-31, Class NC, 3.00%, 4/25/2043	215	221

Series 2016-59, Class CA, 3.50%, 9/25/2043	418	435

Series 2017-14, Class DA, 3.00%, 2/25/2045	425	434

Series 2016-95, Class UH, 3.50%, 2/25/2045	799	833

Series 2016-5, Class KB, 2.50%, 2/25/2046	310	294

Series 2016-25, Class FL, 2.90%, 5/25/2046 (m)	632	632

Series 2016-64, Class FA, 2.90%, 9/25/2046 (m)	518	519

Series 2011-85, Class KP, 7.00%, 9/25/2051	93	111

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

Series 2017-41, Class ME, 3.00%, 5/25/2053	4,337	4,423

FNMA, STRIPS Series 293, Class 1, PO, 12/25/2024	10	9

Fremont Home Loan Trust Series 2004-A, Class M1, 3.23%, 1/25/2034 ‡ (m)	803	804

GNMA

Series 2002-22, Class CD, 6.50%, 5/17/2031	66	66

Series 2003-62, Class BG, 5.00%, 7/20/2033	66	73

Series 2003-66, Class HD, 5.50%, 8/20/2033	94	105

Series 2004-16, Class AE, 5.50%, 2/20/2034	359	405

Series 2004-16, Class EC, 5.50%, 2/20/2034	145	167

Series 2005-13, Class AE, 5.00%, 9/20/2034	49	50

Series 2005-11, Class PL, 5.00%, 2/20/2035	196	217

Series 2005-13, Class BG, 5.00%, 2/20/2035	176	199

Series 2005-48, Class CY, 5.00%, 6/20/2035	124	138

Series 2006-1, Class LE, 5.50%, 6/20/2035	76	86

Series 2005-54, Class JE, 5.00%, 7/20/2035	229	256

Series 2006-50, Class JD, 5.00%, 9/20/2036	260	305

Series 2006-69, Class MB, 5.50%, 12/20/2036	124	134

Series 2008-20, Class HC, 5.75%, 6/16/2037	110	115

Series 2007-35, Class NE, 6.00%, 6/16/2037	130	152

Series 2007-33, Class LE, 5.50%, 6/20/2037	82	92

Series 2007-79, Class BL, 5.75%, 8/20/2037	94	105

Series 2009-106, Class ST, IF, IO, 3.62%, 2/20/2038 (m)	99	15

Series 2008-23, Class YA, 5.25%, 3/20/2038	24	26

Series 2008-26, Class JP, 5.25%, 3/20/2038	74	82

Series 2008-33, Class PB, 5.50%, 4/20/2038	125	140

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2008-68, Class PQ, 5.50%, 4/20/2038	10	10

Series 2008-62, Class SA, IF, IO, 3.77%, 7/20/2038 (m)	20	3

Series 2008-63, Class PE, 5.50%, 7/20/2038	225	255

Series 2008-58, Class ZT, 6.50%, 7/20/2038	124	159

Series 2008-76, Class US, IF, IO, 3.52%, 9/20/2038 (m)	34	5

Series 2008-76, Class PD, 5.75%, 9/20/2038	168	192

Series 2011-97, Class WA, 6.12%, 11/20/2038 (m)	41	47

Series 2008-95, Class DS, IF, IO, 4.92%, 12/20/2038 (m)	51	10

Series 2009-42, Class CD, 5.00%, 6/20/2039	262	294

Series 2009-72, Class SM, IF, IO, 3.86%, 8/16/2039 (m)	34	4

Series 2010-158, Class EP, 4.50%, 12/16/2040	197	213

Series 2010-157, Class OP, PO, 12/20/2040	70	60

Series 2017-162, Class PL, 3.00%, 10/20/2047	590	568

Series 2015-H20, Class FA, 2.94%, 8/20/2065 (m)	169	169

GSR Mortgage Loan Trust

Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	14	14

Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	4	5

Homeward Opportunities Fund I Trust

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (e) (m)	250	254

Series 2019-1, Class B1, 4.80%, 1/25/2059 ‡ (e) (m)	250	253

Impac CMB Trust

Series 2004-9, Class 1A1, 3.16%, 1/25/2035 (m)	513	517

Series 2005-5, Class A4, 3.16%, 8/25/2035 (m)	344	318

Series 2005-8, Class 1AM, 3.10%, 2/25/2036 (m)	715	692

Series 2007-A, Class M3, 4.65%, 5/25/2037 ‡ (e) (m)	639	615

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	49

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Collateralized Mortgage Obligations — continued

JP Morgan Mortgage Trust

Series 2006-A2, Class 5A3, 4.63%, 11/25/2033 (m)	28		29

Series 2007-A1, Class 5A5, 4.70%, 7/25/2035 (m)	19		20

LHOME Mortgage Trust Series 2019-RTL1, Class A1, 4.58%, 10/25/2023 (e) (i)	510		519

MASTR Adjustable Rate Mortgages Trust Series 2004-3, Class 3A2, 4.46%, 4/25/2034 (m)	197		200

MASTR Alternative Loan Trust

Series 2004-6, Class 8A1, 5.50%, 7/25/2034	179		185

Series 2005-6, Class 1A2, 5.50%, 12/25/2035	310		296

MASTR Asset Securitization Trust Series 2003-11, Class 8A1, 5.50%, 12/25/2033	9		9

Merrill Lynch Mortgage Investors Trust

Series 2003-F, Class A1, 3.04%, 10/25/2028 (m)	17		17

Series 2004-B, Class A1, 2.90%, 5/25/2029 (m)	24		24

Series 2005-A5, Class A9, 4.36%, 6/25/2035 (m)	108		109

Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.63%, 4/25/2034 (m)	34		37

PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	2		2

Prime Mortgage Trust Series 2004-2, Class A2, 4.75%, 11/25/2019	1		1

Provident Funding Mortgage Loan Trust Series 2005-2, Class 2A1A, 4.66%, 10/25/2035 (m)	40		41

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (e) (i)	846		856

RALI Trust Series 2004-QS3, Class CB, 5.00%, 3/25/2019	—	(a)	—	(a)

Residential Asset Securitization Trust

Series 2004-A6, Class A1, 5.00%, 8/25/2019	46		46

Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	437		357

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (e)	34		34

Sequoia Mortgage Trust

Series 2004-11, Class A1, 2.98%, 12/20/2034 (m)	38		38

Series 2007-3, Class 1A1, 2.58%, 7/20/2036 (m)	278		270

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Structured Asset Mortgage Investments II Trust

Series 2003-AR4, Class A1, 3.09%, 1/19/2034 (m)	18	18

Series 2005-AR2, Class 2A1, 2.86%, 5/25/2045 (m)	107	107

Structured Asset Securities Corp. Series 2003-37A, Class 2A, 4.53%, 12/25/2033 (m)	7	7

Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 4.16%, 12/25/2044 (m)	30	31

Toorak Mortgage Corp. Ltd. Series 2019-1, Class A1, 4.46%, 3/25/2022 (e) (i)	1,300	1,320

Verus Securitization Trust

Series 2019-INV1, Class M1, 4.03%, 12/25/2059 ‡ (e) (m)	100	102

Series 2019-INV1, Class B1, 4.99%, 12/25/2059 ‡ (e)	100	101

WaMu Mortgage Pass-Through Certificates Series 2005-AR8, Class 2AB2, 3.24%, 7/25/2045 (m)	1,226	1,231

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-AR9, Class 1A6, 4.35%, 9/25/2033 (m)	13	14

Series 2005-AR3, Class A1, 4.46%, 3/25/2035 (m)	287	285

Series 2005-AR10, Class 1A4, 4.10%, 9/25/2035 (m)	304	308

Series 2007-HY3, Class 3A3, 3.94%, 3/25/2037 (m)	407	394

Series 2006-AR17, Class 1A1A, 3.29%, 12/25/2046 (m)	502	504

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-N, Class A6, 4.66%, 8/25/2034 (m)	190	195

Series 2004-P, Class 2A1, 4.70%, 9/25/2034 (m)	50	52

Series 2004-EE, Class 3A1, 4.84%, 12/25/2034 (m)	6	6

Series 2006-AR2, Class 2A3, 4.99%, 3/25/2036 (m)	37	38

Total Collateralized Mortgage Obligations (Cost $64,674)		66,236

Asset-backed Securities — 5.4%

ABFC Trust Series 2003-OPT1, Class M1, 3.44%, 2/25/2033 ‡ (m)	628	624

ACC Trust

Series 2019-1, Class A, 3.75%, 5/20/2022 (e)	522	527

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-backed Securities — continued

Series 2019-1, Class B, 4.47%, 10/20/2022 (e)	445	456

Series 2019-1, Class C, 6.41%, 2/20/2024 (e)	500	515

ACE Securities Corp. Home Equity Loan Trust

Series 2004-OP1, Class M3, 4.28%, 4/25/2034 (m)	405	396

Series 2004-HE3, Class M3, 3.48%, 11/25/2034 ‡ (m)	146	146

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (e)	26	27

Series 2017-1, Class AA, 3.30%, 1/15/2030 (e)	138	140

American Airlines Pass-Through Trust

Series 2011-1, Class A, 5.25%, 1/31/2021	9	9

Series 2013-2, Class A, 4.95%, 1/15/2023	102	107

Series 2017-1, Class AA, 3.65%, 2/15/2029	45	47

American Credit Acceptance Receivables Trust

Series 2019-2, Class B, 3.05%, 5/12/2023 (e)	20	20

Series 2017-2, Class E, 5.52%, 3/12/2024 (e)	130	133

Series 2018-1, Class D, 3.93%, 4/10/2024 (e)	805	819

Series 2018-4, Class C, 3.97%, 1/13/2025 (e)	855	872

Series 2019-1, Class C, 3.50%, 4/14/2025 (e)	1,085	1,104

Series 2019-1, Class D, 3.81%, 4/14/2025 (e)	960	982

Series 2019-1, Class E, 4.84%, 4/14/2025 (e)	445	459

Series 2019-1, Class F, 6.06%, 12/12/2025 (e)	500	511

AmeriCredit Automobile Receivables Trust

Series 2017-1, Class A3, 1.87%, 8/18/2021	25	25

Series 2017-2, Class A3, 1.98%, 12/20/2021	49	49

Series 2017-3, Class A3, 1.90%, 3/18/2022	86	85

Series 2017-4, Class A3, 2.04%, 7/18/2022	117	117

Series 2018-1, Class A3, 3.07%, 12/19/2022	115	116

Series 2019-1, Class C, 3.36%, 2/18/2025	165	169

Series 2019-1, Class D, 3.62%, 3/18/2025	210	216

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2002-2, Class M3, 5.06%, 8/25/2032 ‡ (m)	251	251

Ameriquest Mortgage Securities, Inc. Asset-Backed Securities Series 2004-R1, Class M1, 3.20%, 2/25/2034 ‡ (m)	197	198

Argent Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-W3, Class A3, 3.22%, 2/25/2034 ‡ (m)	81	79

Series 2004-W1, Class M3, 4.58%, 3/25/2034 ‡ (m)	444	438

Series 2004-W7, Class M9, 4.56%, 5/25/2034 ‡ (e) (m)	219	216

Series 2004-W6, Class M4, 5.25%, 5/25/2034 ‡ (m)	609	614

Ascentium Equipment Receivables Trust Series 2017-1A, Class A3, 2.29%, 6/10/2021 (e)	53	53

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2003-HE7, Class M1, 3.37%, 12/15/2033 ‡ (m)	1,672	1,685

Series 2004-HE1, Class M1, 3.44%, 1/15/2034 ‡ (m)	432	432

AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (e)	11	11

Bear Stearns Asset-Backed Securities Trust Series 2004-2, Class M1, 3.60%, 8/25/2034 ‡ (m)	308	301

BMW Vehicle Lease Trust

Series 2017-1, Class A3, 1.98%, 5/20/2020	45	46

Series 2017-2, Class A3, 2.07%, 10/20/2020	91	91

Series 2018-1, Class A3, 3.26%, 7/20/2021	20	20

British Airways Pass-Through Trust (United Kingdom) Series 2018-1, Class AA, 3.80%, 9/20/2031 (e)	116	121

Business Jet Securities LLC Series 2018-1, Class A, 4.34%, 2/15/2033 (e)	214	217

Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	62	62

CarMax Auto Owner Trust

Series 2017-1, Class A3, 1.98%, 11/15/2021	153	152

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	51

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-backed Securities — continued

Series 2017-3, Class A3, 1.97%, 4/15/2022	119	119

Series 2017-4, Class A3, 2.11%, 10/17/2022	91	91

Series 2018-2, Class A3, 2.98%, 1/17/2023	45	46

CDC Mortgage Capital Trust

Series 2003-HE1, Class M1, 3.75%, 8/25/2033 (m)	202	202

Series 2003-HE3, Class M2, 5.03%, 11/25/2033 ‡ (m)	4	4

Chase Funding Loan Acquisition Trust Series 2004-OPT1, Class M2, 3.90%, 6/25/2034 ‡ (m)	242	244

CHEC Loan Trust Series 2004-2, Class M3, 3.65%, 4/25/2034 ‡ (m)	220	214

CIG Auto Receivables Trust

Series 2019-1A, Class B, 3.59%, 8/15/2024 (e)	935	952

Series 2019-1A, Class C, 3.82%, 8/15/2024 (e)	225	229

Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (i)	1,119	1,171

CNH Equipment Trust

Series 2017-A, Class A3, 2.07%, 5/16/2022	199	199

Series 2017-B, Class A3, 1.86%, 9/15/2022	101	100

Series 2017-C, Class A3, 2.08%, 2/15/2023	150	150

Conn’s Receivables Funding LLC

Series 2018-A, Class C, 6.02%, 1/15/2023 ‡ (e)	508	512

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (e)	300	302

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (e)	320	322

Continental Airlines Pass-Through Trust Series 2007-1, Class A, 5.98%, 4/19/2022	67	71

Countrywide Asset-Backed Certificates

Series 2003-BC6, Class M2, 4.13%, 10/25/2033 ‡ (m)	35	34

Series 2004-BC1, Class M3, 4.50%, 10/25/2033 ‡ (m)	20	21

Series 2005-12, Class M2, 2.89%, 2/25/2036 ‡ (m)	750	749

CPS Auto Receivables Trust Series 2018-D, Class A, 3.06%, 1/17/2022 (e)	60	60

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Credit Acceptance Auto Loan Trust

Series 2018-2A, Class A, 3.47%, 5/17/2027 (e)	250	254

Series 2019-1A, Class B, 3.75%, 4/17/2028 (e)	865	889

Credit-Based Asset Servicing & Securitization LLC

Series 2003-CB5, Class M2, 4.88%, 11/25/2033 ‡ (m)	179	175

Series 2004-CB6, Class M3, 4.50%, 12/25/2033 ‡ (m)	202	202

Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (i)	592	613

CWABS, Inc. Asset-Backed Certificates Series 2003-5, Class MF2, 5.13%, 11/25/2033 ‡ (m)	186	188

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M3, 4.13%, 7/25/2034 ‡ (m)	329	333

Series 2004-6, Class M2, 3.38%, 10/25/2034 ‡ (m)	244	244

Dell Equipment Finance Trust Series 2017-1, Class A3, 2.14%, 4/22/2022 (e)	24	24

Drive Auto Receivables Trust

Series 2019-2, Class C, 3.42%, 6/16/2025	980	998

Series 2019-2, Class D, 3.69%, 8/17/2026	1,105	1,130

Driven Brands Funding LLC Series 2019-1A, Class A2, 4.64%, 4/20/2049 (e)	369	385

DT Auto Owner Trust

Series 2018-1A, Class A, 2.59%, 5/17/2021 (e)	15	15

Series 2018-2A, Class A, 2.84%, 9/15/2021 (e)	52	52

Series 2018-3A, Class A, 3.02%, 2/15/2022 (e)	120	120

Series 2017-1A, Class D, 3.55%, 11/15/2022 (e)	85	86

Series 2017-2A, Class E, 6.03%, 1/15/2024 (e)	180	188

Series 2019-1A, Class D, 3.87%, 11/15/2024 (e)	245	251

Series 2017-4A, Class E, 5.15%, 11/15/2024 (e)	220	228

Series 2019-1A, Class E, 4.94%, 2/17/2026 (e)	265	272

Equity One Mortgage Pass-Through Trust Series 2003-1, Class M1, 4.86%, 8/25/2033 ‡ (m)	659	679

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-backed Securities — continued

Exeter Automobile Receivables Trust

Series 2018-1A, Class D, 3.53%, 11/15/2023 (e)	635	646

Series 2019-1A, Class E, 5.20%, 1/15/2026 (e)	230	239

First Franklin Mortgage Loan Trust Series 2006-FF8, Class IIA3, 2.55%, 7/25/2036 ‡ (m)	104	103

First Investors Auto Owner Trust Series 2017-2A, Class A2, 2.27%, 7/15/2022 (e)	107	107

Flagship Credit Auto Trust

Series 2017-3, Class A, 1.88%, 10/15/2021 (e)	27	27

Series 2018-2, Class A, 2.97%, 10/17/2022 (e)	74	74

Series 2017-2, Class B, 2.57%, 4/15/2023 (e)	80	80

Ford Credit Auto Lease Trust Series 2017-B, Class A3, 2.03%, 12/15/2020	90	90

Ford Credit Auto Owner Trust

Series 2017-A, Class A3, 1.67%, 6/15/2021	83	82

FREED ABS Trust

Series 2018-2, Class B, 4.61%, 10/20/2025 ‡ (e)	305	314

Series 2019-1, Class A, 3.42%, 6/18/2026 (e)	373	374

Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (e)	410	415

Fremont Home Loan Trust Series 2003-B, Class M2, 4.83%, 12/25/2033 ‡ (m)	16	16

GLS Auto Receivables Issuer Trust

Series 2019-2A, Class B, 3.32%, 3/15/2024 (e)	1,300	1,315

Series 2019-2A, Class D, 4.52%, 2/17/2026 (e)	550	560

GLS Auto Receivables Trust Series 2018-1A, Class B, 3.52%, 8/15/2023 (e)	350	354

GM Financial Automobile Leasing Trust

Series 2017-1, Class A3, 2.06%, 5/20/2020	42	42

Series 2017-3, Class A3, 2.01%, 11/20/2020	31	31

Series 2018-1, Class A4, 2.68%, 12/20/2021	151	151

GM Financial Consumer Automobile Series 2017-1A, Class A3, 1.78%, 10/18/2021 (e)	83	83

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

GM Financial Consumer Automobile Receivables Trust Series 2018-1, Class A3, 2.32%, 7/18/2022	108	108

GSAMP Trust Series 2004-NC2, Class B2, 5.78%, 10/25/2034 ‡ (e) (m)	527	425

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (e)	164	171

Home Equity Asset Trust

Series 2002-1, Class M2, 4.30%, 11/25/2032 ‡ (m)	323	320

Series 2004-3, Class M1, 3.26%, 8/25/2034 ‡ (m)	339	338

Series 2004-6, Class M2, 3.30%, 12/25/2034 ‡ (m)	91	90

Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M3, 3.60%, 11/25/2034 ‡ (m)	231	231

Honda Auto Receivables Owner Trust

Series 2016-3, Class A3, 1.16%, 5/18/2020	12	12

Series 2017-3, Class A3, 1.79%, 9/20/2021	52	52

Hyundai Auto Lease Securitization Trust Series 2018-B, Class A4, 3.20%, 6/15/2022 (e)	127	129

Hyundai Auto Receivables Trust

Series 2017-A, Class A3, 1.76%, 8/16/2021	113	113

Series 2017-B, Class A3, 1.77%, 1/18/2022	197	196

John Deere Owner Trust Series 2017-B, Class A3, 1.82%, 10/15/2021	58	57

Long Beach Mortgage Loan Trust

Series 2001-2, Class M1, 2.96%, 7/25/2031 ‡ (m)	260	263

Series 2003-4, Class M2, 5.03%, 8/25/2033 ‡ (m)	40	41

MASTR Asset-Backed Securities Trust Series 2004-OPT1, Class M2, 4.05%, 2/25/2034 ‡ (m)	59	60

Mercedes-Benz Auto Lease Trust Series 2018-A, Class A3, 2.41%, 2/16/2021	184	184

Merrill Lynch Mortgage Investors Trust

Series 2003-OPT1, Class M1, 3.38%, 7/25/2034 (m)	70	68

Series 2004-HE1, Class M2, 4.65%, 4/25/2035 ‡ (m)	233	221

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	53

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-backed Securities — continued

Series 2005-NC1, Class M2, 3.48%, 10/25/2035 ‡ (m)	363	362

Series 2005-FM1, Class M1, 3.12%, 5/25/2036 (m)	261	258

MFA LLC Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (e) (i)	274	277

Morgan Stanley ABS Capital I, Inc. Trust

Series 2004-NC2, Class M2, 4.20%, 12/25/2033 ‡ (m)	75	74

Series 2005-HE1, Class M3, 3.18%, 12/25/2034 ‡ (m)	310	301

Series 2005-HE1, Class M4, 3.48%, 12/25/2034 ‡ (m)	180	174

New Century Home Equity Loan Trust

Series 2003-5, Class M1, 5.05%, 11/25/2033 (i)	202	207

Series 2004-4, Class M1, 3.17%, 2/25/2035 ‡ (m)	521	516

Series 2005-1, Class M1, 3.08%, 3/25/2035 ‡ (m)	212	213

NextGear Floorplan Master Owner Trust Series 2017-1A, Class A2, 2.54%, 4/18/2022 (e)	141	141

Nissan Auto Lease Trust

Series 2017-A, Class A3, 1.91%, 4/15/2020	45	45

Series 2017-B, Class A3, 2.05%, 9/15/2020	114	114

Nissan Auto Receivables Owner Trust Series 2017-C, Class A3, 2.12%, 4/18/2022	139	139

NovaStar Mortgage Funding Trust

Series 2003-2, Class M2, 5.18%, 9/25/2033 ‡ (m)	383	383

Series 2003-3, Class M1, 3.53%, 12/25/2033 ‡ (m)	114	114

OneMain Financial Issuance Trust Series 2018-2A, Class A, 3.57%, 3/14/2033 (e)	1,190	1,221

Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-4, Class M1, 3.42%, 7/25/2033 ‡ (m)	564	559

Option One Mortgage Loan Trust Series 2004-2, Class M2, 3.98%, 5/25/2034 ‡ (m)	601	569

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-WWF1, Class M4, 4.05%, 12/25/2034 ‡ (m)	1,138	1,154

Series 2005-WCH1, Class M4, 3.65%, 1/25/2036 ‡ (m)	500	503

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.75%, 4/25/2023 (e) (m)	100	101

PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 5.25%, 2/25/2023 (e) (m)	510	511

Prestige Auto Receivables Trust Series 2017-1A, Class D, 3.61%, 10/16/2023 (e)	230	234

Pretium Mortgage Credit Partners I LLC Series 2019-NPL2, Class A2, 5.93%, 12/25/2058 ‡ (e) (i)	500	503

Prosper Marketplace Issuance Trust Series 2019-2A, Class B, 3.69%, 9/15/2025 (e)	100	101

PRPM LLC Series 2019-2A, Class A1, 3.97%, 4/25/2024 ‡ (e) (i)	491	499

RAMP Trust

Series 2005-RS6, Class M4, 3.38%, 6/25/2035 ‡ (m)	500	505

Series 2006-RZ3, Class M1, 2.75%, 8/25/2036 ‡ (m)	1,000	997

Renaissance Home Equity Loan Trust Series 2003-2, Class M1, 3.64%, 8/25/2033 ‡ (m)	1,056	1,049

Santander Drive Auto Receivables Trust

Series 2018-1, Class A3, 2.32%, 8/16/2021	50	50

Series 2019-1, Class C, 3.42%, 4/15/2025	374	381

Series 2019-1, Class D, 3.65%, 4/15/2025	710	730

Saxon Asset Securities Trust

Series 2000-2, Class MF2, 8.66%, 7/25/2030 ‡ (i)	68	56

Series 2003-1, Class AF6, 4.66%, 6/25/2033 (i)	4	4

Series 2003-2, Class M2, 5.03%, 6/25/2033 ‡ (m)	120	125

Series 2003-3, Class M1, 3.38%, 12/25/2033 ‡ (m)	401	390

Series 2004-2, Class MV2, 4.20%, 8/25/2035 ‡ (m)	318	320

SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (e)	16	16

SoFi Professional Loan Program LLC Series 2017-B, Class A1FX, 1.83%, 5/25/2040 (e)	7	7

Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 3.30%, 11/25/2034 ‡ (m)	281	278

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-backed Securities — continued

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	58	59

Structured Asset Investment Loan Trust

Series 2003-BC3, Class M1, 3.83%, 4/25/2033 ‡ (m)	14	13

Series 2003-BC11, Class M1, 3.38%, 10/25/2033 ‡ (m)	216	217

Series 2004-6, Class M2, 4.35%, 7/25/2034 ‡ (m)	22	22

Series 2004-7, Class M1, 3.45%, 8/25/2034 ‡ (m)	48	47

Series 2004-7, Class M2, 3.53%, 8/25/2034 ‡ (m)	192	187

Series 2004-8, Class M2, 3.33%, 9/25/2034 ‡ (m)	246	245

Structured Asset Securities Corp. Trust Series 2005-SC1, Class 1A1, 2.67%, 5/25/2031 ‡ (e) (m)	112	83

Toyota Auto Receivables Owner Trust Series 2017-A, Class A3, 1.73%, 2/16/2021	27	27

United Airlines Pass-Through Trust

Series 2016-2, Class AA, 2.88%, 10/7/2028	92	91

Series 2018-1, Class A, 3.70%, 3/1/2030	158	160

Vericrest Opportunity Loan Trust

Series 2019-NPL2, Class A1, 3.97%, 2/25/2049 ‡ (e) (i)	1,182	1,193

Series 2019-NPL3, Class A2, 6.17%, 3/25/2049 ‡ (e) (i)	710	719

Voya CLO Ltd. (Cayman Islands)

Series 2019-1A, Class A, 3.81%, 4/15/2029 (e) (m)	418	419

Series 2019-1A, Class D, 5.94%, 4/15/2029 ‡ (e) (m)	365	363

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2004-2, Class M8A, 6.90%, 10/25/2034 ‡ (e) (m)	194	180

Westlake Automobile Receivables Trust

Series 2018-1A, Class A2A, 2.24%, 12/15/2020 (e)	68	68

Series 2018-3A, Class D, 4.00%, 10/16/2023 (e)	1,710	1,752

Series 2019-1A, Class C, 3.45%, 3/15/2024 (e)	540	548

Series 2019-1A, Class D, 3.67%, 3/15/2024 (e)	2,025	2,065

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2019-2A, Class C, 2.84%, 7/15/2024 (e)	120	120

Series 2019-1A, Class E, 4.49%, 7/15/2024 (e)	505	516

Series 2018-3A, Class F, 6.02%, 2/18/2025 (e)	1,000	1,033

World Financial Network Credit Card Master Trust

Series 2017-A, Class A, 2.12%, 3/15/2024	224	223

Series 2018-A, Class A, 3.07%, 12/16/2024	496	503

World Omni Auto Receivables Trust Series 2017-B, Class A3, 1.95%, 2/15/2023	104	104

Total Asset-backed Securities (Cost $58,341)		60,096

Convertible Bonds — 4.2%

Aerospace & Defense — 0.2%

Airbus SE (France)

Zero Coupon, 6/14/2021 (b)	EUR400	503

Series AIR, Zero Coupon, 7/1/2022 (b)	EUR600	885

MTU Aero Engines AG (Germany) Series MTX, 0.13%, 5/17/2023 (b)	EUR100	197

Safran SA (France) Series SAF, Zero Coupon,	444,257
6/21/2023 (b)	EUR Units	573

		2,158

Airlines — 0.1%

ANA Holdings, Inc. (Japan) Zero Coupon, 9/19/2024 (b)	JPY60,000	552

Banks — 0.1%

BofA Finance LLC 0.25%, 5/1/2023	843	842

Beverages — 0.1%

Remy Cointreau SA (France) 0.13%,	490,180
9/7/2026 (b)	EUR Units	719

Biotechnology — 0.1%

BioMarin Pharmaceutical, Inc. 0.60%, 8/1/2024	392	407

Exact Sciences Corp.

1.00%, 1/15/2025	295	510

0.38%, 3/15/2027	269	339

		1,256

Capital Markets — 0.2%

Aabar Investments PJSC (United Arab Emirates) 0.50%, 3/27/2020 (b)	EUR500	547

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	55

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Convertible Bonds — continued

Capital Markets — continued

Archer Obligations SA (France) Zero Coupon, 3/31/2023 (b)	EUR600	932

SBI Holdings, Inc. (Japan) Zero Coupon, 9/13/2023 (b)	JPY 60,000	609

		2,088

Chemicals — 0.1%

Sika AG (Switzerland)

3.75%, 1/30/2022 (b)	CHF400	520

0.15%, 6/5/2025 (b)	CHF380	439

Symrise AG (Germany) 0.24%, 6/20/2024 (b)	EUR500	661

		1,620

Commercial Services & Supplies — 0.0% (d)

China Conch Venture Holdings International Ltd. (China) Zero Coupon, 9/5/2023 (b)	HKD4,000	522

Construction & Engineering — 0.1%

China Railway Construction Corp. Ltd. (China) Zero Coupon, 1/29/2021 (b)	500	554

Dycom Industries, Inc. 0.75%, 9/15/2021	439	428

		982

Diversified Consumer Services — 0.0% (d)

Chegg, Inc. 0.13%, 3/15/2025 (e)	413	414

Diversified Financial Services — 0.1%

Volcan Holdings plc (Cyprus) 4.13%, 4/11/2020 (b)	GBP400	842

Diversified Telecommunication Services — 0.0% (d)

Cellnex Telecom SA (Spain) 1.50%, 1/16/2026 (b)	EUR200	268

Electronic Equipment, Instruments & Components — 0.1%

Vishay Intertechnology, Inc. 2.25%, 6/15/2025 (e)	578	532

Energy Equipment & Services — 0.1%

Ensco Jersey Finance Ltd. 3.00%, 1/31/2024	517	402

TechnipFMC plc (United Kingdom) 0.88%, 1/25/2021 (b)	EUR600	723

Transocean, Inc. 0.50%, 1/30/2023	480	475

		1,600

Entertainment — 0.1%

Live Nation Entertainment, Inc. 2.50%, 3/15/2023	935	1,107

Zynga, Inc. 0.25%, 6/1/2024 (e)	279	278

		1,385

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Health Care Equipment & Supplies — 0.0% (d)

NuVasive, Inc. 2.25%, 3/15/2021	243	276

Health Care Providers & Services — 0.0% (d)

Anthem, Inc. 2.75%, 10/15/2042	69	269

Hotels, Restaurants & Leisure — 0.1%

Caesars Entertainment Corp. 5.00%, 10/1/2024	470	804

Household Durables — 0.2%

Harvest International Co. (China) Zero Coupon, 11/21/2022 (b)	HKD6,000	769

Sony Corp. (Japan) Series 6, Zero Coupon, 9/30/2022	JPY 89,000	1,066

		1,835

Interactive Media & Services — 0.1%

Momo, Inc. (China) 1.25%, 7/1/2025 (e)	425	402

Twitter, Inc. 0.25%, 6/15/2024	292	285

Weibo Corp. (China) 1.25%, 11/15/2022	295	278

		965

Internet & Direct Marketing Retail — 0.3%

Booking Holdings, Inc.

0.35%, 6/15/2020	803	1,156

0.90%, 9/15/2021	736	842

Ctrip.com International Ltd. (China) 1.99%, 7/1/2025	963	1,053

IAC FinanceCo, Inc. 0.88%, 10/1/2022 (e)	250	377

Liberty Expedia Holdings, Inc. 1.00%, 6/30/2047 (e)	360	359

		3,787

IT Services — 0.1%

Euronet Worldwide, Inc. 0.75%, 3/15/2049 (e)	502	609

Square, Inc. 0.50%, 5/15/2023	225	269

Twilio, Inc. 0.25%, 6/1/2023	217	435

		1,313

Life Sciences Tools & Services — 0.1%

Illumina, Inc.

0.50%, 6/15/2021	302	466

Zero Coupon, 8/15/2023 (e)	383	442

QIAGEN NV

0.88%, 3/19/2021 (b)	200	290

1.00%, 11/13/2024 (b)	200	222

		1,420

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Convertible Bonds — continued

Machinery — 0.1%

CRRC Corp. Ltd. (China) Zero Coupon, 2/5/2021 (b)	500	497

Fortive Corp. 0.88%, 2/15/2022 (e)	773	799

		1,296

Media — 0.1%

DISH Network Corp. 3.38%, 8/15/2026	387	376

Liberty Interactive LLC 1.75%, 9/30/2046 (e)	463	579

Liberty Media Corp. 1.38%, 10/15/2023	360	404

		1,359

Metals & Mining — 0.1%

Glencore Funding LLC (Switzerland) Zero Coupon, 3/27/2025 (b)	600	531

Oil, Gas & Consumable Fuels — 0.2%

BP Capital Markets plc (United Kingdom)

Series BP, 1.00%, 4/28/2023 (b)	GBP200	326

Golar LNG Ltd. (Bermuda) 2.75%, 2/15/2022	565	522

RAG-Stiftung (Germany) Zero Coupon, 2/18/2021 (b)	EUR500	580

TOTAL SA (France) Series FP, 0.50%, 12/2/2022 (b)	600	644

		2,072

Real Estate Management & Development — 0.2%

CapitaLand Ltd. (Singapore) 1.85%, 6/19/2020 (b)	SGD250	184

China Overseas Finance Investment Cayman V Ltd. (Hong Kong) Zero Coupon, 1/5/2023 (b)	400	440

Deutsche Wohnen SE (Germany) Series DWNI, 0.33%, 7/26/2024 (b)	EUR 900	1,055

		1,679

Semiconductors & Semiconductor Equipment — 0.5%

Advanced Micro Devices, Inc. 2.13%, 9/1/2026	168	651

Microchip Technology, Inc. 1.63%, 2/15/2027	1,497	1,764

NXP Semiconductors NV (Netherlands) 1.00%, 12/1/2019	528	556

ON Semiconductor Corp. 1.63%, 10/15/2023	523	637

Semiconductor Manufacturing International Corp. (China) Zero Coupon, 7/7/2022 (b)	250	272

Silicon Laboratories, Inc. 1.38%, 3/1/2022	251	312

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

STMicroelectronics NV (Switzerland) Series A, Zero Coupon, 7/3/2022 (b)	800	893

		5,085

Software — 0.3%

Coupa Software, Inc. 0.13%, 6/15/2025 (e)	540	578

New Relic, Inc. 0.50%, 5/1/2023	386	412

Palo Alto Networks, Inc. 0.75%, 7/1/2023 (e)	753	793

ServiceNow, Inc. Zero Coupon, 6/1/2022	177	367

Splunk, Inc. 0.50%, 9/15/2023 (e)	506	557

Workday, Inc. 0.25%, 10/1/2022	289	433

Zendesk, Inc. 0.25%, 3/15/2023	193	295

		3,435

Specialty Retail — 0.0% (d)

Zhongsheng Group Holdings Ltd. (China) Zero Coupon, 5/23/2023 (b)	HKD3,000	391

Textiles, Apparel & Luxury Goods — 0.2%

adidas AG (Germany) Series ADS, 0.05%, 9/12/2023 (b)	EUR 1,000	1,338

LVMH Moet Hennessy Louis Vuitton SE (France) Series MCFP, Zero Coupon, 2/16/2021 (b)	594,250 Units	1,061

		2,399

Transportation Infrastructure — 0.2%

DP World plc (United Arab Emirates) 1.75%, 6/19/2024 (b)	600	590

Shanghai Port Group BVI Holding Co. Ltd. (China) Zero Coupon, 8/9/2021 (b)	1,070	1,086

		1,676

Total Convertible Bonds (Cost $44,747)		46,372

U.S. Treasury Obligations — 1.9%

U.S. Treasury Bonds

2.75%, 8/15/2042	3,725	3,905

2.75%, 11/15/2042	3,200	3,351

U.S. Treasury Notes

1.00%, 8/31/2019	2,000	1,996

2.00%, 1/31/2020 (n)	7,511	7,508

2.25%, 11/15/2025	1,600	1,638

2.25%, 11/15/2027	2,000	2,046

Total U.S. Treasury Obligations (Cost $19,666)		20,444

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	57

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — 1.4%

BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (e)	100	105

BX Commercial Mortgage Trust Series 2018-BIOA, Class D, 3.72%, 3/15/2037 ‡ (e) (m)	500	500

DBGS Mortgage Trust Series 2018-5BP, Class B, 3.22%, 6/15/2033 ‡ (e) (m)	750	748

FHLMC, Multifamily Structured Pass-Through Certificates

Series KJ02, Class A2, 2.60%, 9/25/2020	27	27

Series KF12, Class A, 3.13%, 9/25/2022 (m)	67	67

Series KJ11, Class A2, 2.93%, 1/25/2023	217	221

Series K038, Class A2, 3.39%, 3/25/2024	129	136

Series K049, Class A2, 3.01%, 7/25/2025	250	260

Series KC04, Class X1, IO, 1.25%, 12/25/2026 (m)	1,560	109

Series K066, Class A2, 3.12%, 6/25/2027	218	229

Series K072, Class A2, 3.44%, 12/25/2027	118	127

Series K075, Class X3, IO, 2.20%, 5/25/2028 (m)	2,250	351

Series K086, Class X1, IO, 0.39%, 11/25/2028 (m)	12,361	280

Series K090, Class X1, IO, 0.85%, 2/25/2029 (m)	10,579	641

Series K068, Class X3, IO, 2.13%, 10/25/2044 (m)	5,100	722

Series K729, Class X3, IO, 2.04%, 11/25/2044 (m)	4,530	427

Series K730, Class X3, IO, 2.10%, 2/25/2045 (m)	3,830	383

Series K072, Class X3, IO, 2.21%, 12/25/2045 (m)	5,070	775

Series K090, Class X3, IO, 2.39%, 2/25/2047 (m)	2,580	479

Series K088, Class X3, IO, 2.42%, 2/25/2047 (m)	3,610	670

FNMA ACES

Series 2013-M7, Class A2, 2.28%, 12/27/2022	146	147

Series 2018-M9, Class APT2, 3.23%, 4/25/2028 (m)	100	104

Series 2016-M4, Class X2, IO, 2.67%, 1/25/2039 (m)	3,514	299

FREMF Mortgage Trust

Series 2017-KF40, Class B, 5.13%, 11/25/2027 (e) (m)	564	569

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2015-K44, Class B, 3.81%, 1/25/2048 (e) (m)	200	205

Series 2016-K722, Class B, 3.97%, 7/25/2049 (e) (m)	220	226

GNMA

Series 2012-44, IO, 0.41%, 3/16/2049 (m)	2,469	30

Series 2015-86, IO, 0.76%, 5/16/2052 (m)	2,426	119

Series 2014-186, IO, 0.76%, 8/16/2054 (m)	5,298	247

Series 2016-71, Class QI, IO, 0.98%, 11/16/2057 (m)	6,774	487

Series 2017-86, IO, 0.77%, 5/16/2059 (m)	1,044	69

Series 2017-148, IO, 0.66%, 7/16/2059 (m)	1,255	74

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044 (m)	99	100

LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AJ, 6.49%, 7/15/2040 (m)	250	251

ML-CFC Commercial Mortgage Trust Series 2006-4, Class XC, IO, 0.76%, 12/12/2049 ‡ (e) (m)	56	—	(a)

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 2/15/2047	212	216

Morgan Stanley Capital I Trust

Series 2007-T27, Class C, 6.14%, 6/11/2042 ‡ (e) (m)	1,000	1,051

Series 2007-HQ11, Class X, IO, 0.41%, 2/12/2044 ‡ (e) (m)	49	–	(a)

UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class A4, 3.24%, 4/10/2046	114	118

Velocity Commercial Capital Loan Trust

Series 2019-1, Class A, 3.76%, 3/25/2049 (e) (m)	2,191	2,230

Series 2019-1, Class M1, 3.94%, 3/25/2049 ‡ (e) (m)	903	921

VNDO Mortgage Trust Series 2013-PENN, Class A, 3.81%, 12/13/2029 (e)	250	254

WFRBS Commercial Mortgage Trust

Series 2011-C3, Class A4, 4.38%, 3/15/2044 (e)	500	515

Series 2012-C6, Class A4, 3.44%, 4/15/2045	200	205

Total Commercial Mortgage-Backed Securities (Cost $15,445)		15,694

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Mortgage-Backed Securities — 1.3%

FHLMC Gold Pools, 15 Year

Pool # G13603, 5.50%, 2/1/2024	8		8

Pool # G16255, 2.50%, 7/1/2032	1,604		1,617

Pool # V61825, 3.00%, 11/1/2032	460		470

Pool # G18691, 3.00%, 6/1/2033	201		205

Pool # G18736, 3.00%, 6/1/2034	1,237		1,262

FHLMC Gold Pools, 30 Year

Pool # C00401, 8.00%, 4/1/2025	1		1

Pool # C80313, 8.00%, 5/1/2025	—	(a)	—	(a)

Pool # D69343, 7.00%, 2/1/2026	2		2

Pool # C00460, 7.50%, 5/1/2026	1		1

Pool # C00472, 8.50%, 7/1/2026	2		3

Pool # C00542, 7.50%, 8/1/2027	2		2

Pool # A51176, 6.00%, 8/1/2036	50		55

Pool # A57681, 6.00%, 12/1/2036	5		6

Pool # G05405, 5.50%, 2/1/2039	66		73

Pool # G06493, 4.50%, 5/1/2041	117		126

FNMA, Other

Pool # AD0851, 4.37%, 2/1/2020	96		97

Pool # AM3165, 3.05%, 10/1/2020	137		138

Pool # 465973, 3.59%, 10/1/2020	89		90

Pool # 465721, 4.04%, 10/1/2020	400		406

Pool # 466430, 3.37%, 11/1/2020	188		189

Pool # 466854, 3.70%, 12/1/2020	126		128

Pool # 467757, 4.33%, 4/1/2021	263		271

Pool # 468066, 4.30%, 6/1/2021	455		473

Pool # 469384, 3.11%, 10/1/2021	91		93

Pool # 469873, 3.03%, 12/1/2021	86		87

Pool # AL2044, 3.82%, 5/1/2022	134		138

Pool # 471580, 2.84%, 6/1/2022	217		221

Pool # 471513, 2.90%, 6/1/2022	86		88

Pool # AM2285, 2.41%, 1/1/2023	220		221

Pool # AL3594, 2.71%, 4/1/2023	171		174

Pool # AM3301, 2.35%, 5/1/2023	175		176

Pool # AM8529, 3.03%, 4/1/2027	350		365

Pool # AN5182, 3.39%, 4/1/2027	349		373

Pool # AN0502, 3.35%, 1/1/2028	293		313

Pool # AN2069, 2.35%, 8/1/2028	270		269

Pool # AM6756, 3.57%, 10/1/2029	276		297

Pool # AM6760, 3.57%, 10/1/2029	276		297

Pool # AN7845, 3.08%, 12/1/2029	550		573

Pool # AN8281, 3.19%, 2/1/2030	190		199

Pool # AN8572, 3.55%, 4/1/2030	200		215

Pool # AN3747, 2.87%, 2/1/2032	290		294

Pool # AN8095, 3.24%, 1/1/2033	430		448

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

GNMA I, 30 Year

Pool # 323423, 8.50%, 6/15/2022	7		7

Pool # 780708, 8.50%, 12/15/2022	2		2

Pool # 376038, 8.00%, 4/15/2024	2		2

Pool # 401860, 7.50%, 6/15/2025	8		8

Pool # 413007, 7.00%, 8/15/2025	6		7

Pool # 416192, 6.50%, 4/15/2026	2		2

Pool # 424185, 6.50%, 4/15/2026	8		9

Pool # 375344, 7.00%, 5/15/2026	23		23

Pool # 451932, 8.00%, 9/15/2027	8		8

Pool # 430634, 6.50%, 3/15/2028	7		8

GNMA II, 30 Year

Pool # 2083, 8.50%, 9/20/2025	5		5

Pool # 2619, 8.00%, 7/20/2028	2		2

UMBS, 15 Year

Pool # 745048, 5.00%, 10/1/2019	—	(a)	—	(a)

Pool # 735208, 6.00%, 10/1/2019	—	(a)	—	(a)

Pool # 995381, 6.00%, 1/1/2024	11		11

Pool # MA3681, 3.00%, 6/1/2034	2,166		2,209

UMBS, 20 Year

Pool # 929142, 5.50%, 2/1/2028	42		45

Pool # BM3923, 3.50%, 3/1/2038	735		764

UMBS, 30 Year

Pool # 124555, 8.00%, 11/1/2022	4		4

Pool # 250085, 8.00%, 6/1/2024	1		1

Pool # 250114, 9.00%, 8/1/2024	4		5

Pool # 337115, 6.50%, 2/1/2026	2		2

Pool # 346269, 7.00%, 5/1/2026	5		5

Pool # AL0045, 6.00%, 12/1/2032	24		27

Pool # 702901, 6.00%, 5/1/2033	42		48

Pool # 729379, 6.00%, 8/1/2033	4		4

Pool # 735503, 6.00%, 4/1/2035	30		34

Pool # 888460, 6.50%, 10/1/2036	44		52

Pool # 888890, 6.50%, 10/1/2037	9		10

Pool # 949320, 7.00%, 10/1/2037	4		4

Pool # 995149, 6.50%, 10/1/2038	37		43

Pool # 994410, 7.00%, 11/1/2038	18		21

Total Mortgage-Backed Securities (Cost $13,452)			13,836

	SHARES (000)
Convertible Preferred Stocks — 0.8%

Banks — 0.3%

Bank of America Corp. Series L, 7.25% ($1,000 par value)	1		1,679

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	59

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Convertible Preferred Stocks — continued

Banks — continued

Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	1	1,985

		3,664

Chemicals — 0.1%

International Flavors & Fragrances, Inc. 6.00%, 9/15/2021 ($50 par value)	10	561

Electric Utilities — 0.1%

NextEra Energy, Inc. 6.12%, 9/1/2019 ($50 par value)	13	851

Food Products — 0.1%

Bunge Ltd. 4.88% ($100 par value)	7	682

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co. Series A, 6.13%, 5/1/2020 ($50 par value)	15	952

Machinery — 0.0% (d)

Stanley Black & Decker, Inc. 5.38%, 5/15/2020 ($100 par value)	4	395

Multi-Utilities — 0.1%

Dominion Energy, Inc. Series A, 6.75%, 8/15/2019 ($50 par value)	11	545

DTE Energy Co. 6.50%, 10/1/2019 ($50 par value)	5	275

Sempra Energy Series B, 6.75%, 7/15/2021 ($100 par value)	4	442

		1,262

Total Convertible Preferred Stocks (Cost $8,084)		8,367

	PRINCIPAL AMOUNT (000)
Loan Assignments — 0.2% (o)

Aerospace & Defense — 0.0% (d)

TransDigm Group, Inc., 1st Lien Term Loan E (ICE LIBOR USD 3 Month + 2.50%), 4.83%, 5/30/2025 (f)	11	11

TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 3 Month + 2.50%), 4.83%, 6/9/2023 (f)	29	28

TransDigm Group, Inc., Term Loan G (ICE LIBOR USD 3 Month + 2.50%), 4.83%, 8/22/2024 (f)	22	21

		60

Auto Components — 0.0% (d)

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.72%, 4/6/2024 (f)	6	6

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Communications Equipment — 0.0% (d)

Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.65%, 12/15/2024 (f)	197	188

Diversified Telecommunication Services — 0.0% (d)

CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.15%, 1/31/2025 (f)	25	24

Securus Technologies Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 8.25%), 10.58%, 11/1/2025 (f)	20	19

		43

Food & Staples Retailing — 0.0% (d)

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.33%, 12/5/2023 (f)	234	122

Food Products — 0.0% (d)

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 2.75%), 5.15%, 4/6/2024 (f)	56	54

JBS USA LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.90%, 5/1/2026 (f)	89	89

		143

Health Care Providers & Services — 0.0% (d)

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 6/7/2023 (f)	165	157

Hotels, Restaurants & Leisure — 0.0% (d)

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.15%, 10/4/2023 (f)	73	72

Machinery — 0.0% (d)

Navistar, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.91%, 11/6/2024 (f)	62	62

Media — 0.1%

iHeartCommunications, Inc., Exit Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.58%, 5/1/2026 (f) (p)	182	182

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.66%, 4/29/2026 (f)	69	68

		250

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	JUNE 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

Multiline Retail — 0.0% (d)

Neiman Marcus Group Ltd., Term Loan (ICE LIBOR USD 3 Month + 6.50%), 8.92%, 10/25/2023 (f)	40	35

Oil, Gas & Consumable Fuels — 0.1%

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 7.15%, 12/31/2022 (f)	739	705

Encino Acquisition Partners Holdings, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 9.15%, 10/29/2025 (f) (p)	27	25

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 7.65%, 8/25/2023 (f)	52	43

MEG Energy Corp., 1st Lien Term B Loan (Canada) (ICE LIBOR USD 1 Month + 3.50%), 5.94%, 12/31/2023 (f)	85	85

Ultra Resources, Inc., Term Loan (ICE LIBOR USD 1 Month + 0.25%), 6.15%, 4/12/2024 (f)	204	154

		1,012

Pharmaceuticals — 0.0% (d)

Bausch Health Cos, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.41%, 6/2/2025 (f) (p)	186	186

Total Loan Assignments (Cost $2,508)		2,336

Municipal Bonds — 0.0% (d) (q)

New York — 0.0% (d)

Other Revenue — 0.0% (d)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series D, Rev., 5.60%, 3/15/2040	35	45

Ohio — 0.0% (d)

Other Revenue — 0.0% (d)

American Municipal Power, Inc., Meldahl Hydroelectric Project Series 2010B, Rev., 7.50%, 2/15/2050	210	330

Total Municipal Bonds (Cost $246)		375

U.S. Government Agency Securities — 0.0% (d)

Resolution Funding Corp. STRIPS 1.79%, 7/15/2020 (r)	250	245

Tennessee Valley Authority 4.63%, 9/15/2060	44	58

Total U.S. Government Agency Securities (Cost $289)		303

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Foreign Government Securities — 0.0% (d)

Republic of Peru (Peru) 5.63%, 11/18/2050	20		28

United Mexican States (Mexico)

4.00%, 10/2/2023	86		90

5.55%, 1/21/2045	143		166

Total Foreign Government Securities (Cost $251)			284

	SHARES (000)
Master Limited Partnerships — 0.0% (d)

Hotels, Restaurants & Leisure — 0.0% (d)

Cedar Fair LP(Cost $285)	5		259

Exchange Traded Funds — 0.0% (d)

International Equity — 0.0% (d)

iShares MSCI EAFE ETF	1		77

U.S. Equity — 0.0% (d)

SPDR S&P 500 ETF Trust	—	(a)	69

Total Exchange Traded Funds (Cost $141)			146

Preferred Stocks — 0.0% (d)

Aerospace & Defense — 0.0% (d)

Rolls-Royce Holdings plc (Preference) (United Kingdom), *	494		1

Internet & Direct Marketing Retail — 0.0% (d)

MYT Holding Co. (Preference) 10.00%, 6/7/2029 (e)	75		70

Total Preferred Stocks (Cost $72)			71

	NO. OF WARRANTS (000)
Warrants — 0.0% (d)

Consumer Finance — 0.0%

Emergent Capital, Inc.

expiring 10/1/2019, price 10.75 USD *	—	(a)	—

Wireless Telecommunication Services — 0.0% (d)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡	3		45

Total Warrants (Cost $52)			45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	61

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	NO. OF RIGHTS (000)	VALUE (000)
Rights — 0.0% (d)

Construction & Engineering — 0.0% (d)

ACS Actividades de Construccion y Servicios SA, expiring 7/8/2019 (Spain) *	13	20

Media — 0.0% (d)

Media General, Inc., CVR * ‡	23	—	(a)

Oil, Gas & Consumable Fuels — 0.0% (d)

Repsol SA, expiring 7/4/2019 (Spain) *	16	9

Total Rights (Cost $31)		29

	SHARES (000)
Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (c) (s)	28,215	28,226

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.40% (c) (s)	1,042	1,043

Total Investment Companies (Cost $29,266)		29,269

Total Investments — 98.3% (Cost $930,689)		1,090,153

Other Assets Less Liabilities — 1.7%		18,457

NET ASSETS — 100.0%		1,108,610

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY**

United States	73.4%

Japan	3.5

United Kingdom	2.6

China	2.5

France	2.4

Switzerland	1.9

Germany	1.6

India	1.2

Netherlands	1.1

Australia	1.0

Others (each less than 1.0%)	8.8

** Percentages indicated are based upon total investments as of June 30, 2019.

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
CHF	Swiss Franc
CVA	Dutch Certification
CVR	Contingent Value Rights
EUR	Euro
FDR	Finnish Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
HKD	Hong Kong Dollar
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGD	Singapore Dollar
SGPS	Holding company
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	JUNE 30, 2019

(a)	Amount rounds to less than one thousand.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2019.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2019.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2019.
(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)	Defaulted security.

(l)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2019.
(n)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(o)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(p)	All or a portion of this security is unsettled as of June 30, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(q)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(r)	The rate shown is the effective yield as of June 30, 2019.
(s)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Australia 10 Year Bond	415	09/2019	AUD	41,853	460

EURO STOXX 50 Index	308	09/2019	EUR	12,133	344

FTSE 100 Index	6	09/2019	GBP	562	—	(a)

MSCI EAFE E-Mini Index	6	09/2019	USD	577	9

MSCI Emerging Markets E-Mini Index	14	09/2019	USD	738	15

S&P 500 E-Mini Index	279	09/2019	USD	41,069	634

TOPIX Index	1	09/2019	JPY	144	—	(a)

U.S. Treasury 10 Year Note	1,338	09/2019	USD	171,138	3,313

					4,775

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	63

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Short Contracts

Canada 10 Year Bond	(304)	09/2019	CAD	(33,192)	(430)

Euro-Bund	(142)	09/2019	EUR	(27,892)	(206)

MSCI EAFE E-Mini Index	(14)	09/2019	USD	(1,346)	(37)

MSCI Emerging Markets E-Mini Index	(208)	09/2019	USD	(10,960)	(502)

Russell 2000 E-Mini Index	(108)	09/2019	USD	(8,466)	(154)

S&P/TSX 60 Index	(75)	09/2019	CAD	(11,184)	(83)

SPI 200 Index	(97)	09/2019	AUD	(11,189)	(124)

TOPIX Index	(39)	09/2019	JPY	(5,612)	(2)

					(1,538)

					3,237

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Tokyo Stock Exchange
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

Forward foreign currency exchange contracts outstanding as of June 30, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	7,524	USD	8,554	Citibank, NA	7/5/2019	3
GBP	64	USD	81	BNP Paribas	7/5/2019	—	(a)
GBP	822	USD	1,042	Citibank, NA	7/5/2019	1
SGD	249	USD	184	Citibank, NA	7/5/2019	—	(a)
USD	1,125	GBP	886	TD Bank Financial Group	7/5/2019	1
AUD	5,363	EUR	3,290	Goldman Sachs International	7/22/2019	20
AUD	17,602	USD	12,151	Citibank, NA	7/22/2019	216
AUD	3,844	USD	2,649	Goldman Sachs International	7/22/2019	52
AUD	5,439	USD	3,767	HSBC Bank, NA	7/22/2019	54
BRL	7,339	USD	1,898	Barclays Bank plc**	7/22/2019	10
CAD	17,887	USD	13,417	State Street Corp.	7/22/2019	249
CHF	3,547	EUR	3,167	Goldman Sachs International	7/22/2019	34
CHF	3,628	GBP	2,929	Credit Suisse International	7/22/2019	—	(a)
COP	4,023,747	USD	1,226	Citibank, NA**	7/22/2019	24
CZK	29,552	EUR	1,155	Barclays Bank plc	7/22/2019	6

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	JUNE 30, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CZK	226,128	USD	9,980	Barclays Bank plc	7/22/2019	136
CZK	24,173	USD	1,081	Credit Suisse International	7/22/2019	— (a)
EUR	1,228	SEK	12,955	Goldman Sachs International	7/22/2019	1
GBP	928	SEK	10,939	Goldman Sachs International	7/22/2019	— (a)
GBP	297	USD	373	Barclays Bank plc	7/22/2019	5
GBP	10,509	USD	13,307	State Street Corp.	7/22/2019	53
HUF	1,439,491	EUR	4,448	Goldman Sachs International	7/22/2019	7
IDR	44,639,668	USD	3,151	Barclays Bank plc**	7/22/2019	2
ILS	4,481	USD	1,253	Barclays Bank plc	7/22/2019	4
INR	88,718	USD	1,267	Barclays Bank plc**	7/22/2019	16
INR	250,763	USD	3,603	Citibank, NA**	7/22/2019	24
INR	176,470	USD	2,526	Goldman Sachs International**	7/22/2019	26
INR	168,860	USD	2,411	Merrill Lynch International**	7/22/2019	31
MXN	122,024	USD	6,315	State Street Corp.	7/22/2019	21
NOK	10,730	GBP	980	Goldman Sachs International	7/22/2019	12
NOK	11,134	USD	1,276	Goldman Sachs International	7/22/2019	30
NOK	234,678	USD	27,049	HSBC Bank, NA	7/22/2019	481
NZD	1,937	USD	1,262	Goldman Sachs International	7/22/2019	39
PHP	252,770	USD	4,847	Goldman Sachs International**	7/22/2019	82
PLN	5,819	USD	1,542	HSBC Bank, NA	7/22/2019	17
RON	21,057	USD	5,023	HSBC Bank, NA	7/22/2019	45
RUB	316,541	USD	4,898	Citibank, NA**	7/22/2019	95
SEK	35,755	NOK	32,618	Goldman Sachs International	7/22/2019	30
SEK	10,603	USD	1,123	Barclays Bank plc	7/22/2019	20
SEK	12,169	USD	1,284	Goldman Sachs International	7/22/2019	29
THB	46,849	USD	1,505	HSBC Bank, NA	7/22/2019	23
TRY	6,967	USD	1,156	TD Bank Financial Group	7/22/2019	34
TWD	38,935	USD	1,237	Goldman Sachs International**	7/22/2019	21
USD	1,777	BRL	6,832	Goldman Sachs International**	7/22/2019	1
USD	2,486	CAD	3,252	Citibank, NA	7/22/2019	1
USD	479	MXN	9,163	BNP Paribas	7/22/2019	3
USD	1,581	SEK	14,645	Goldman Sachs International	7/22/2019	2
USD	1,260	TWD	38,935	Goldman Sachs International**	7/22/2019	1
ZAR	23,588	USD	1,661	Union Bank of Switzerland AG	7/22/2019	9
USD	2,156	JPY	231,071	Citibank, NA	8/1/2019	8
USD	856	CHF	832	Citibank, NA	8/2/2019	1

Total unrealized appreciation						1,980

CHF	832	USD	854	Citibank, NA	7/5/2019	(1)
HKD	13,132	USD	1,681	Citibank, NA	7/5/2019	— (a)
JPY	231,071	USD	2,152	Citibank, NA	7/5/2019	(8)
USD	833	CHF	832	Merrill Lynch International	7/5/2019	(20)
USD	8,448	EUR	7,524	State Street Corp.	7/5/2019	(109)
USD	1,674	HKD	13,132	Citibank, NA	7/5/2019	(7)
USD	2,116	JPY	231,071	Citibank, NA	7/5/2019	(28)
USD	181	SGD	249	Standard Chartered Bank	7/5/2019	(3)
CAD	1,488	NZD	1,705	Goldman Sachs International	7/22/2019	(10)
COP	4,031,864	USD	1,264	Goldman Sachs International**	7/22/2019	(11)
EUR	3,226	CAD	4,818	Goldman Sachs International	7/22/2019	(6)
EUR	171	CHF	191	Barclays Bank plc	7/22/2019	(2)
EUR	6,407	CHF	7,170	Credit Suisse International	7/22/2019	(61)
EUR	4,440	CZK	113,910	Goldman Sachs International	7/22/2019	(39)
EUR	1,610	PLN	6,861	BNP Paribas	7/22/2019	(4)
EUR	539	THB	18,879	Barclays Bank plc	7/22/2019	(2)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	65

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
GBP	1,060	ILS	4,814	Goldman Sachs International	7/22/2019	(3)
GBP	878	NOK	9,649	BNP Paribas	7/22/2019	(15)
JPY	367,106	CAD	4,527	Citibank, NA	7/22/2019	(48)
JPY	283,949	CAD	3,461	Goldman Sachs International	7/22/2019	(6)
JPY	401,770	USD	3,736	Goldman Sachs International	7/22/2019	(4)
KRW	1,641,801	USD	1,422	Goldman Sachs International**	7/22/2019	(3)
MXN	11,587	USD	604	Barclays Bank plc	7/22/2019	(3)
MXN	47,768	USD	2,486	Goldman Sachs International	7/22/2019	(5)
NOK	6,650	SEK	7,236	Goldman Sachs International	7/22/2019	— (a)
RUB	102,085	USD	1,612	Barclays Bank plc**	7/22/2019	(2)
TRY	14,536	USD	2,491	Barclays Bank plc	7/22/2019	(9)
USD	1,158	AUD	1,688	Goldman Sachs International	7/22/2019	(28)
USD	4,744	BRL	18,361	Goldman Sachs International**	7/22/2019	(28)
USD	4,990	CAD	6,564	Goldman Sachs International	7/22/2019	(25)
USD	4,922	CHF	4,886	Barclays Bank plc	7/22/2019	(93)
USD	8,336	CHF	8,202	Goldman Sachs International	7/22/2019	(83)
USD	7,305	CLP	5,051,995	Goldman Sachs International**	7/22/2019	(152)
USD	2,459	COP	8,055,610	Goldman Sachs International**	7/22/2019	(44)
USD	9,978	EUR	8,826	Barclays Bank plc	7/22/2019	(76)
USD	1,217	HUF	347,021	Barclays Bank plc	7/22/2019	(6)
USD	1,256	HUF	358,700	Citibank, NA	7/22/2019	(8)
USD	5,241	IDR	75,344,777	Goldman Sachs International**	7/22/2019	(81)
USD	8,560	ILS	30,759	Citibank, NA	7/22/2019	(69)
USD	30,732	JPY	3,317,402	HSBC Bank, NA	7/22/2019	(86)
USD	2,508	KRW	2,905,661	Citibank, NA**	7/22/2019	(3)
USD	9,847	KRW	11,622,538	Goldman Sachs International**	7/22/2019	(199)
USD	2,483	NOK	21,245	Goldman Sachs International	7/22/2019	(10)
USD	2,499	NZD	3,819	State Street Corp.	7/22/2019	(68)
USD	1,145	PHP	59,114	Goldman Sachs International**	7/22/2019	(7)
USD	1,538	PLN	5,819	Citibank, NA	7/22/2019	(21)
USD	1,562	PLN	5,885	Credit Suisse International	7/22/2019	(16)
USD	1,317	RON	5,539	Citibank, NA	7/22/2019	(16)
USD	1,211	RON	5,062	Goldman Sachs International	7/22/2019	(8)
USD	7,382	RUB	477,112	Goldman Sachs International**	7/22/2019	(143)
USD	11,085	SEK	104,482	HSBC Bank, NA	7/22/2019	(184)
USD	1,830	THB	56,506	Barclays Bank plc	7/22/2019	(13)
USD	3,659	ZAR	54,499	BNP Paribas	7/22/2019	(200)
USD	8,846	EUR	7,764	Citibank, NA	8/1/2019	(5)
USD	1,044	GBP	822	Citibank, NA	8/1/2019	(2)
USD	1,681	HKD	13,132	Citibank, NA	8/1/2019	— (a)
USD	184	SGD	249	Citibank, NA	8/1/2019	— (a)

Total unrealized depreciation						(2,083)

Net unrealized depreciation						(103)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	JUNE 30, 2019

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen

KRW	Korean Republic Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	67

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

(Amounts in thousands, except per share amounts)

JPMorgan Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$990,348
Investments in affiliates, at value	99,805
Cash	4,755
Foreign currency, at value	458
Deposits at broker for futures contracts	459
Receivables:
Investment securities sold	13,199
Fund shares sold	353
Interest and dividends from non-affiliates	3,526
Dividends from affiliates	5
Tax reclaims	596
Variation margin on futures contracts	660
Unrealized appreciation on forward foreign currency exchange contracts	1,980

Total Assets	1,116,144

LIABILITIES:
Payables:
Distributions	69
Investment securities purchased	3,794
Investment securities purchased — delayed delivery securities	43
Fund shares redeemed	589
Unrealized depreciation on forward foreign currency exchange contracts	2,083
Accrued liabilities:
Investment advisory fees	402
Administration fees	53
Distribution fees	35
Service fees	56
Custodian and accounting fees	163
Deferred foreign capital gains tax	140
Other	107

Total Liabilities	7,534

Net Assets	$1,108,610

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	JUNE 30, 2019

JPMorgan Diversified Fund
NET ASSETS:
Paid-in-Capital	$917,870
Total distributable earnings (loss) (a)	190,740

Total Net Assets	$1,108,610

Net Assets:
Class A	$115,421
Class C	18,733
Class I	77,085
Class L	223,985
Class R6	673,386

Total	$1,108,610

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,978
Class C	1,141
Class I	4,631
Class L	13,482
Class R6	40,540

Net Asset Value (b):
Class A — Redemption price per share	$16.54
Class C — Offering price per share (c)	16.41
Class I — Offering and redemption price per share	16.64
Class L — Offering and redemption price per share	16.61
Class R6 — Offering and redemption price per share	16.61
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.32

Cost of investments in non-affiliates	$834,244
Cost of investments in affiliates	96,445
Cost of foreign currency	389

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	69

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

(Amounts in thousands)

JP Morgan Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$13,634
Interest income from affiliates	30
Dividend income from non-affiliates	15,530
Dividend income from affiliates	5,991
Foreign taxes withheld	(665)

Total investment income	34,520

EXPENSES:
Investment advisory fees	6,388
Administration fees	909
Distribution fees:
Class A	296
Class C	152
Service fees:
Class A	296
Class C	50
Class I	189
Class L	247
Custodian and accounting fees	596
Interest expense to affiliates	5
Professional fees	125
Trustees’ and Chief Compliance Officer’s fees	30
Printing and mailing costs	52
Registration and filing fees	77
Transfer agency fees (See Note 2.L.)	67
Other	50

Total expenses	9,529

Less fees waived	(2,525)
Less expense reimbursements	(3)

Net expenses	7,001

Net investment income (loss)	27,519

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	24,741 (a)
Investments in affiliates	19,640
Futures contracts	(2,967)
Foreign currency transactions	(57)
Forward foreign currency exchange contracts	(14)

Net realized gain (loss)	41,343

Distributions of capital gains received from investment company affiliates	2,242
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,744 (b)
Investments in affiliates	(18,859)
Futures contracts	4,726
Foreign currency translations	96
Forward foreign currency exchange contracts	(1,026)

Change in net unrealized appreciation/depreciation	(10,319)

Net realized/unrealized gains (losses)	33,266

Change in net assets resulting from operations	$60,785

(a)	Net of foreign capital gains tax of approximately $(15,000).
(b)	Net of change in foreign capital gains tax of approximately $(136,000).

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	JUNE 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Diversified Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,519	$29,699
Net realized gain (loss)	41,343	115,391
Distributions of capital gains received from investment company affiliates	2,242	2,666
Change in net unrealized appreciation/depreciation	(10,319)	(46,446)

Change in net assets resulting from operations	60,785	101,310

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(11,181)	(8,695)
Class C	(1,844)	(1,526)
Class I	(7,050)	(5,406)
Class L	(23,464)	(30,191)
Class R6 (b)	(67,911)	(64,780)

Total distributions to shareholders	(111,450)	(110,598)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(102,806)	(137,742)

NET ASSETS:
Change in net assets	(153,471)	(147,030)
Beginning of period	1,262,081	1,409,111

End of period	$1,108,610	$1,262,081

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

Class A
From net investment income	$(2,401)
From net realized gains	(6,294)
Class C
From net investment income	(339)
From net realized gains	(1,187)
Class I
From net investment income	(1,663)
From net realized gains	(3,743)
Class L
From net investment income	(12,124)
From net realized gains	(18,067)
Class R6 (b)
From net investment income	(16,559)
From net realized gains	(48,221)

(b)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	71

STATEMENTS OF CHANGES IN NET ASSET

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Diversified Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,323	$18,211
Distributions reinvested	10,785	8,398
Cost of shares redeemed	(23,742)	(21,036)

Change in net assets resulting from Class A capital transactions	$(6,634)	$5,573

Class C
Proceeds from shares issued	$1,807	$2,984
Distributions reinvested	1,713	1,409
Cost of shares redeemed	(6,535)	(13,174)

Change in net assets resulting from Class C capital transactions	$(3,015)	$(8,781)

Class I
Proceeds from shares issued	$6,618	$11,864
Distributions reinvested	6,913	5,047
Cost of shares redeemed	(14,000)	(14,579)

Change in net assets resulting from Class I capital transactions	$(469)	$2,332

Class L
Proceeds from shares issued	$17,768	$159,322
Distributions reinvested	22,306	28,709
Cost of shares redeemed	(85,697)	(1,144,771)

Change in net assets resulting from Class L capital transactions	$(45,623)	$(956,740)

Class R6 (a)
Proceeds from shares issued	$112,416	$1,145,128
Distributions reinvested	67,911	64,780
Cost of shares redeemed	(227,392)	(390,034)

Change in net assets resulting from Class R6 capital transactions	$(47,065)	$819,874

Total change in net assets resulting from capital transactions	$(102,806)	$(137,742)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	JUNE 30, 2019

	JPMorgan Diversified Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	390	1,011
Reinvested	710	476
Redeemed	(1,466)	(1,181)

Change in Class A Shares	(366)	306

Class C
Issued	111	169
Reinvested	114	80
Redeemed	(409)	(741)

Change in Class C Shares	(184)	(492)

Class I
Issued	410	657
Reinvested	452	285
Redeemed	(842)	(815)

Change in Class I Shares	20	127

Class L
Issued	1,070	8,746
Reinvested	1,457	1,615
Redeemed	(5,262)	(61,964)

Change in Class L Shares	(2,735)	(51,603)

Class R6 (a)
Issued	6,528	61,918
Reinvested	4,435	3,658
Redeemed	(13,877)	(22,122)

Change in Class R6 Shares	(2,914)	43,454

(a)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Fund
Class A
Year Ended June 30, 2019	$17.24	$0.33	$0.55	$0.88	$(0.30)	$(1.28)	$(1.58)
Year Ended June 30, 2018	17.31	0.29	0.85	1.14	(0.33)	(0.88)	(1.21)
Year Ended June 30, 2017	15.68	0.26	1.71	1.97	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2016	16.63	0.24	(0.54)	(0.30)	(0.23)	(0.42)	(0.65)
Year Ended June 30, 2015	17.20	0.23	0.32	0.55	(0.26)	(0.86)	(1.12)

Class C
Year Ended June 30, 2019	17.12	0.24	0.55	0.79	(0.22)	(1.28)	(1.50)
Year Ended June 30, 2018	17.19	0.19	0.86	1.05	(0.24)	(0.88)	(1.12)
Year Ended June 30, 2017	15.57	0.18	1.69	1.87	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2016	16.52	0.16	(0.54)	(0.38)	(0.15)	(0.42)	(0.57)
Year Ended June 30, 2015	17.11	0.15	0.30	0.45	(0.18)	(0.86)	(1.04)

Class I
Year Ended June 30, 2019	17.34	0.37	0.55	0.92	(0.34)	(1.28)	(1.62)
Year Ended June 30, 2018	17.40	0.33	0.86	1.19	(0.37)	(0.88)	(1.25)
Year Ended June 30, 2017	15.76	0.31	1.71	2.02	(0.33)	(0.05)	(0.38)
Year Ended June 30, 2016	16.71	0.28	(0.54)	(0.26)	(0.27)	(0.42)	(0.69)
Year Ended June 30, 2015	17.28	0.27	0.31	0.58	(0.29)	(0.86)	(1.15)

Class L
Year Ended June 30, 2019	17.31	0.40	0.55	0.95	(0.37)	(1.28)	(1.65)
Year Ended June 30, 2018	17.37	0.33	0.90	1.23	(0.41)	(0.88)	(1.29)
Year Ended June 30, 2017	15.73	0.35	1.71	2.06	(0.37)	(0.05)	(0.42)
Year Ended June 30, 2016	16.69	0.32	(0.55)	(0.23)	(0.31)	(0.42)	(0.73)
Year Ended June 30, 2015	17.25	0.32	0.32	0.64	(0.34)	(0.86)	(1.20)

Class R6
Year Ended June 30, 2019	17.31	0.41	0.56	0.97	(0.39)	(1.28)	(1.67)
November 1, 2017 (h) through June 30, 2018	18.37	0.27	(0.13)	0.14	(0.32)	(0.88)	(1.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$16.54	6.15%	$115,421	1.00%	1.98%	1.25%	86%
17.24	6.53	126,634	1.00	1.61	1.27	93
17.31	12.72	121,832	1.00	1.61	1.30	72
15.68	(1.70)	136,865	1.01	1.52	1.31	57
16.63	3.40	150,561	1.00	1.37	1.25	49

16.41	5.60	18,733	1.50	1.47	1.72	86
17.12	6.02	22,682	1.51	1.07	1.71	93
17.19	12.16	31,241	1.51	1.10	1.75	72
15.57	(2.22)	34,731	1.52	1.01	1.77	57
16.52	2.87	38,224	1.51	0.87	1.74	49

16.64	6.37	77,085	0.75	2.24	0.97	86
17.34	6.81	79,957	0.75	1.86	0.96	93
17.40	13.00	78,033	0.75	1.87	0.99	72
15.76	(1.45)	83,684	0.76	1.78	1.00	57
16.71	3.63	85,893	0.75	1.60	0.99	49

16.61	6.57	223,985	0.57	2.39	0.81	86
17.31	7.01	280,711	0.54	1.86	0.80	93
17.37	13.30	1,178,005	0.51	2.11	0.81	72
15.73	(1.27)	1,104,613	0.52	2.02	0.81	57
16.69	3.96	1,115,749	0.51	1.86	0.82	49

16.61	6.65	673,386	0.50	2.47	0.71	86
17.31	0.71	752,097	0.49	2.34	0.69	93

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Diversified Fund	Class A, Class C, Class I, Class L and Class R6	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Effective as of the close of business on December 1, 2016, Class L Shares of the Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, including J.P. Morgan Funds, excluding exchange traded funds (“ETFs”) (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed

76	J.P. MORGAN FUNDS	JUNE 30, 2019

income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at June 30, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$9,859	$2,332	$—	$12,191
Air Freight & Logistics	281	260	—	541
Airlines	1,753	400	—	2,153
Auto Components	61	1,879	—	1,940
Automobiles	760	5,471	—	6,231
Banks	30,655	22,069	—	52,724
Beverages	9,334	5,141	—	14,475
Biotechnology	3,621	433	—	4,054
Building Products	2,492	1,102	—	3,594
Capital Markets	14,107	3,971	—	18,078
Chemicals	4,113	5,205	—	9,318
Commercial Services & Supplies	5,456	1,173	—	6,629
Communications Equipment	2,432	252	—	2,684
Construction & Engineering	497	2,166	—	2,663
Construction Materials	2,447	736	—	3,183
Consumer Finance	2,915	94	—	3,009
Containers & Packaging	7,002	42	—	7,044
Distributors	2,118	51	—	2,169
Diversified Consumer Services	1,204	7	—	1,211
Diversified Financial Services	922	1,983	—	2,905
Diversified Telecommunication Services	4,550	3,336	—	7,886
Electric Utilities	10,579	2,775	—	13,354
Electrical Equipment	3,854	3,391	—	7,245
Electronic Equipment, Instruments & Components	3,988	4,141	—	8,129
Energy Equipment & Services	801	128	—	929
Entertainment	7,286	1,132	—	8,418
Equity Real Estate Investment Trusts (REITs)	38,973	1,047	—	40,020
Food & Staples Retailing	3,832	3,286	—	7,118

JUNE 30, 2019	J.P. MORGAN FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Food Products	$2,126	$6,760	$—		$8,886
Gas Utilities	26	348	—		374
Health Care Equipment & Supplies	9,861	1,474	—		11,335
Health Care Providers & Services	12,368	1,186	—		13,554
Health Care Technology	2,017	33	—		2,050
Hotels, Restaurants & Leisure	5,115	1,806	—		6,921
Household Durables	909	3,426	—		4,335
Household Products	2,578	949	—		3,527
Independent Power and Renewable Electricity Producers	151	214	—		365
Industrial Conglomerates	2,196	2,155	—		4,351
Insurance	10,725	19,132	—		29,857
Interactive Media & Services	13,432	5,361	—		18,793
Internet & Direct Marketing Retail	19,239	1,033	—		20,272
IT Services	18,346	5,292	—		23,638
Leisure Products	497	386	—		883
Life Sciences Tools & Services	4,069	300	—		4,369
Machinery	9,422	6,367	—		15,789
Marine	—	106	—		106
Media	7,864	1,238	—		9,102
Metals & Mining	983	7,862	—		8,845
Multiline Retail	2,140	787	—		2,927
Multi-Utilities	1,404	1,826	—		3,230
Oil, Gas & Consumable Fuels	18,055	12,167	—		30,222
Paper & Forest Products	40	352	—		392
Personal Products	375	5,405	—		5,780
Pharmaceuticals	17,220	15,180	—		32,400
Professional Services	986	3,081	—		4,067
Real Estate Management & Development	2,020	3,838	—		5,858
Road & Rail	5,164	1,612	—		6,776
Semiconductors & Semiconductor Equipment	17,731	5,038	—		22,769
Software	31,641	2,615	—		34,256
Specialty Retail	12,659	1,368	—		14,027
Technology Hardware, Storage & Peripherals	7,601	5,617	—		13,218
Textiles, Apparel & Luxury Goods	2,907	6,358	—		9,265
Thrifts & Mortgage Finance	—	2,567	—		2,567
Tobacco	436	1,967	—		2,403
Trading Companies & Distributors	601	3,332	—		3,933
Transportation Infrastructure	284	663	—		947
Water Utilities	43	55	—		98
Wireless Telecommunication Services	1,026	2,072	—		3,098

Total Common Stocks	420,149	215,331	—		635,480

Convertible Preferred Stocks	8,367	—	—		8,367
Debt Securities
Asset-Backed Securities	—	33,691	26,405		60,096
Collateralized Mortgage Obligations	—	61,050	5,186		66,236
Commercial Mortgage-Backed Securities	—	12,474	3,220		15,694
Convertible Bonds	—	46,372	—		46,372
Corporate Bonds
Media	—	11,192	—	(a)	11,192
Wireless Telecommunication Services	—	4,223	—	(b)	4,223
Other Corporate Bonds	—	105,310	—		105,310

Total Corporate Bonds	—	120,725	—	(b)	120,725

Foreign Government Securities	—	284	—		284
Mortgage-Backed Securities	—	13,836	—		13,836

78	J.P. MORGAN FUNDS	JUNE 30, 2019

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Municipal Bonds	$—	$375		$—		$375
U.S. Government Agency Securities	—	303		—		303
U.S. Treasury Obligations	—	20,444		—		20,444
Exchange Traded Funds	146	—		—		146
Investment Companies	69,786	—		—		69,786
Loan Assignments	—	2,336		—		2,336
Master Limited Partnerships	259	—		—		259
Preferred Stock
Aerospace & Defense	1	—		—		1
Other Preferred Stocks	—	70		—		70

Total Preferred Stocks	1	70		—		71

Rights
Construction & Engineering	20	—		—		20
Media	—	—		—	(b)	— (b)
Oil, Gas & Consumable Fuels	9	—		—		9

Total Rights	29	—		—	(b)	29

Warrants
Wireless Telecommunication Services	—	—		45		45
Other Warrants	—	—	(a)	—		— (a)

Total Warrants	—	—	(a)	45		45

Short-Term Investments
Investment Companies	29,269	—		—		29,269

Total Investments in Securities	$528,006	$527,291		$34,856		$1,090,153

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,980		$—		$1,980
Futures Contracts	4,431	344		—		4,775

Total Appreciation in Other Financial Instruments	$4,431	$2,324		$—		$6,755

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(2,083)		$—		$(2,083)
Futures Contracts	(1,538)	—		—		(1,538)

Total Depreciation in Other Financial Instruments	$(1,538)	$(2,083)		$—		$(3,621)

(a)	Value is zero.
(b)	Amount rounds to less than one thousand.

JUNE 30, 2019	J.P. MORGAN FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

JPMorgan Diversified Fund	Balance as of June 30, 2018		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2019
Investments in Securities
Asset-Backed Securities	$30,321		$245	$(412)	$88		$5,407	$(11,206)	$1,962	$—	$26,405
Collateralized Mortgage Obligations	1,635		—	36	8		3,949	(442)	—	—	5,186
Commercial Mortgage-Backed Securities	1,771		—	33	(2)		915	(44)	744	(197)	3,220
Corporate Bonds — Building Products	135		(3)	1	—	(b)	—	(133)	—	—	—
Corporate Bonds — Capital Markets	83		—	—	—		—	—	—	(83)	—
Corporate Bonds — Distributors	40		—	—	—		—	—	—	(40)	—
Corporate Bonds — Independent Power and Renewable Electricity Producers	42		—	—	—		—	—	—	(42)	—
Corporate Bonds — Media	—		—	—	—		—	—	—	—	—	(a)
Corporate Bonds — Wireless Telecommunication Services	—	(b)	—	—	—		—	—	—	—	—	(b)
Rights — Media	1		—	(1)	—		—	—	—	—	—	(b)
Warrants — Consumer Finance	—	(a)	—	—	—		—	—	—	— (a)	—	(a)
Warrants — Wireless Telecommunication Services	—		—	(7)	—		52	—	—	—	45

Total	$34,028		$242	$(350)	$94		$10,323	$(11,825)	$2,706	$(362)	$34,856

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than one thousand.

The change in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2019, which were valued using significant unobservable inputs (level 3) amounted to approximately $(16,000). This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations.

There were no significant transfers into and out of level 3 for the year ended June 30, 2019.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at June 30, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$26,039	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 48.00% (9.66%)
			Constant Default Rate	0.00% - 6.80% (2.31%)
			Yield (Discount Rate of Cash Flows)	2.43% - 11.30% (3.73%)

Asset-Backed Securities	26,039

	3,220	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (28.60%)
			Constant Default Rate	0.00% - 2.00% (0.57%)
			Yield (Discount Rate of Cash Flows)	2.83% - 6.50% (3.39%)

Commercial Mortgage-Backed Securities	3,220

	3,386	Discounted Cash Flow	Constant Prepayment Rate	2.89% - 20.00% (10.77%)
			Constant Default Rate	0.00% - 4.70% (1.49%)
			Yield (Discount Rate of Cash Flows)	2.90% - 5.74% (4.25%)

Commercial Mortgage Obligation	3,386

	—(a)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Corporate Bonds	—(a)

	—(a)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Rights	—(a)

Total	$32,645

80	J.P. MORGAN FUNDS	JUNE 30, 2019

#

The table above does not include certain Level 3 securities that are valued by brokers and pricing services. At June 30, 2019, the value of these securities was $2,211,000 The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

(a)	Amount rounds to less than one thousand.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of June 30, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

D. Unfunded Commitments — The Fund has entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statement of Operations.

At June 30, 2019, the Fund did not have any outstanding unfunded loan commitments.

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and are generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Fund had delayed delivery securities outstanding as of June 30, 2019, which are shown as a Payable for investment securities purchased delayed delivery securities on the Statement of Assets and Liabilities. The values of these securities held at June 30, 2019 are detailed on the SOI.

JUNE 30, 2019	J.P. MORGAN FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

F. Futures Contracts — The Fund used treasury, index and other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity or minimize transactions costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk, foreign exchange risk and interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2019 (amounts in thousands):

Futures Contracts — Equity:
Average Notional Balance Long	$86,120
Average Notional Balance Short	47,915
Ending Notional Balance Long	55,222
Ending Notional Balance Short	48,756

Futures Contracts — Foreign Exchange:
Average Notional Balance Long	36,477	(a)

Futures Contracts — Interest Rate:
Average Notional Balance Long	189,903
Average Notional Balance Short	53,990
Ending Notional Balance Long	212,992
Ending Notional Balance Short	61,085

(a)	For the period December 1, 2018 through December 31, 2018.

The Fund’s future contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

82	J.P. MORGAN FUNDS	JUNE 30, 2019

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended June 30, 2019 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	321,629
Average Settlement Value Sold	258,581
Ending Settlement Value Purchased	216,812
Ending Settlement Value Sold	175,693

H. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2019, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,002	$—	$1,002
Foreign exchange contracts	Receivables	—	1,980	1,980
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	3,773	—	3,773

Total		$4,775	$1,980	$6,755

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(902)	$—	$(902)
Foreign exchange contracts	Payables	—	(2,083)	(2,083)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(636)	—	(636)

Total		$(1,538)	$(2,083)	$(3,621)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2019, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(8,544)	$—	$(8,544)
Foreign exchange contracts	1,522	(14)	1,508
Interest rate contracts	4,055	—	4,055

Total	$(2,967)	$(14)	$(2,981)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$2,938	$—	$2,938
Foreign exchange contracts	—	(1,026)	(1,026)
Interest rate contracts	1,788	—	1,788

Total	$4,726	$(1,026)	$3,700

The Fund’s derivatives contracts held at June 30, 2019 are not accounted for as hedging instruments under GAAP.

JUNE 30, 2019	J.P. MORGAN FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

I. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. Shares (a)	$—	$698	$21	$2	$71	$750	7	$6	$—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	78,477	65,812	120,521	(304)	2,061	25,525	3,035	2,235	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	—	24,352	—	—	627	24,979	3,050	195	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	43,093	3,961	46,021	13,375	(14,408)	—	—	401	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	25,073	33,195	40,621	(451)	2,086	19,282	2,349	674	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	38,240	11,485	48,992	(896)	163	—	—	1,479	—	(b)
JPMorgan Managed Income Fund Class L Shares (a)	—	71,974	72,031	57	—	—	—	277	5
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	27,773	4,390	30,555	7,854	(9,462)	—	—	174	2,237
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (c)	—	466,052	437,832	3	3	28,226	28,215	342	—	(b)
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.40% (a) (c)	—	7,808	6,765	— (b)	— (b)	1,043	1,042	21	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	13,988	164,787	178,775	—	—	—	—	174	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	1,394	2,484	3,878	—	—	—	—	13	—

Total	$228,038	$856,998	$986,012	$19,640	$(18,859)	$99,805		$5,991	$2,242

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2019.

J. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments

84	J.P. MORGAN FUNDS	JUNE 30, 2019

and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income from non-affiliates on the Statement of Operations.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

L. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended June 30, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R6	Total
Transfer agency fees	$50	$2	$6	$2	$7	$67

The Fund invested in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratio to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

M. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

N. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$2,086	$(2,086)

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075%

JUNE 30, 2019	J.P. MORGAN FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$7	$—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A		Class C		Class I		Class L	Class R6
1.08	%(1)	1.58	%(1)	0.83	%(1)	0.65%	0.58%

Effective June 1, 2019, to the extent that the Fund invests in an affiliated Underlying Fund, then the fee limitation amount will include, as applicable, (i) an amount sufficient to offset the respective net advisory, net administration and net shareholder servicing fees of that affiliated fund, or (ii) the management fee paid to the adviser pursuant to the affiliated Underlying Fund’s management agreement.

The expense limitation agreements are in place until at least May 31, 2020.

(1)	Effective August 1, 2019, the contractual expense limitations for Class A, Class C and Class I will change to 0.96%, 1.46% and 0.71%, respectively.

86	J.P. MORGAN FUNDS	JUNE 30, 2019

For the year ended June 30, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Service Fees	Total	Contractual Reimbursements
$1,479	$131	$1,610	$3

In addition, the Fund’s service providers have voluntarily waived fees during the year ended June 30, 2019. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time. Amounts in the table below are in thousands.

Voluntary Waivers
Investment Advisory Fees	Administration Fees	Total
$592	$288	$880

Additionally, the Fund may invest Underlying Funds advised by the Adviser or its affiliates. The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated Underlying Fund on the Fund’s investment in such affiliated Underlying Fund.

The amount of waivers resulting from investments in these affiliated Underlying Funds for year ended June 30, 2019, was approximately $35,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2019, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$921,997	$1,115,609	$42,938	$52,980

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$945,145	$165,750	$17,608	$148,142

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of futures contracts.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$34,134	$77,316	$111,450

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2019	J.P. MORGAN FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$40,831	$69,767	$110,598

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2019, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,109	$51,088	$139,668

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of futures contracts, late year ordinary loss deferrals and straddle loss deferrals.

Specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2019, the Fund deferred to July 1, 2019 the following specified ordinary losses of (amounts in thousands):

Specified Ordinary Losses
$1,003

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2019.

Average borrowings from the Facility during the year ended June 30, 2019, were as follows (amounts in thousands, except number of days outstanding):

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$32,679	2.96%	1	$3

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred

88	J.P. MORGAN FUNDS	JUNE 30, 2019

on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2019, the Fund had one individual shareholder and/or affiliated omnibus accounts and two individual shareholder and/or non-affiliated individual accounts which owned 14.5% in aggregate and 32.5% of the Fund’s outstanding shares, respectively.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no effect on the Fund’s net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those

JUNE 30, 2019	J.P. MORGAN FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

90	J.P. MORGAN FUNDS	JUNE 30, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Diversified Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2019	J.P. MORGAN FUNDS	91

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

92	J.P. MORGAN FUNDS	JUNE 30, 2019

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2019	J.P. MORGAN FUNDS	93

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

94	J.P. MORGAN FUNDS	JUNE 30, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Sewrd & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2019	J.P. MORGAN FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Diversified Fund
Class A
Actual	$1,000.00	$1,138.80	$5.36	1.01%
Hypothetical	1,000.00	1,019.79	5.06	1.01
Class C
Actual	1,000.00	1,135.70	8.00	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Class I
Actual	1,000.00	1,140.10	4.03	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76
Class L
Actual	1,000.00	1,140.60	3.08	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R6
Actual	1,000.00	1,141.70	2.71	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

96	J.P. MORGAN FUNDS	JUNE 30, 2019

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund had 16.34% or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019.

Long Term Capital Gain

The Fund distributed approximately $77,316,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019.

Qualified Dividend Income (QDI)

The Fund had approximately $12,950,000, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019.

JUNE 30, 2019	J.P. MORGAN FUNDS	97

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-DIV-619

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2019

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	1

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks. For the twelve month reporting period, the S&P 500 returned 10.42% and the Russell 1000 Index returned 10.02%.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.50%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$106,828

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the financials sector and its security selection and overweight position in the health care sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the materials and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Kohl’s Corp., Concho Resources Inc. and Nvidia Corp. Shares of Kohl’s, a department store chain, fell after the company reported lower-than-expected earnings and sales for the first quarter of 2019 and reduced its forecast for the full year 2019. Shares of Concho Resources, an oil and gas producer, fell amid volatility in global oil prices during the reporting period. Shares of Nvidia, a semiconductors manufacturer, fell amid weak demand for its specialty semiconductors during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ball Corp., AutoZone Inc. and Martin Marietta Materials Inc. Shares of Ball, a packaging manufacturer, rose after the company reported better-than-expected revenue for the first quarter of 2019. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Martin Marietta Materials, a supplier of crushed stone, sand and gravel, rose after the company reaffirmed its full year 2019 earnings and revenue forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.8%
2.	Amazon.com, Inc.	4.8
3.	UnitedHealth Group, Inc.	3.9
4.	Mastercard, Inc., Class A	3.8
5.	Capital One Financial Corp.	3.7
6.	Loews Corp.	3.6
7.	Alphabet, Inc., Class C	3.4
8.	Delta Air Lines, Inc.	3.3
9.	Kinder Morgan, Inc.	3.2
10.	AutoZone, Inc.	3.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.7%
Financials	18.0
Health Care	10.2
Consumer Discretionary	9.6
Industrials	8.2
Communication Services	7.9
Materials	7.0
Energy	6.6
Real Estate	5.9
Utilities	2.7
Consumer Staples	1.6
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		3.50%	9.02%	12.11%
Without Sales Charge		9.22	10.21	12.87
CLASS C SHARES	July 29, 2011
With CDSC**		7.67	9.66	12.31
Without CDSC		8.67	9.66	12.31
CLASS I SHARES	July 29, 2011	9.50	10.49	13.16
CLASS R6 SHARES	October 1, 2018	9.72	10.53	13.18

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper

Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.45%
Russell 1000 Value Index	8.46%

Net Assets as of 6/30/2019 (In Thousands)	$23,662,447

INVESTMENT OBJECTIVE

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the consumer discretionary and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and its security selection in the real estate sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Air Products & Chemicals Inc., Microsoft Corp. and Dover Corp. Shares of Air Products & Chemicals, an industrial gases manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2019 and increased its forecast for full year 2019 earnings. Shares of Microsoft, a provider of software, services and devices, rose amid consistently better-than-expected quarterly earnings and revenue. Shares of Dover, an industrial equipment manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2019 and reaffirmed its earnings and revenue forecast for the full year 2019.

Leading individual detractors from relative performance included the Fund’s overweight positions in Altria Group Inc., Occidental Petroleum Inc. and Bristol-Myers Squibb Co. Shares of Altria Group, a manufacturer of tobacco products that was not held in the Benchmark, fell amid a decline in cigarette sales during the reporting period. Shares of Occidental Petroleum, an oil and gas exploration and production company, fell amid volatility in global oil prices and investor concern about the company’s planned $38 billion acquisition of Anadarko Petroleum Corp. Shares of Bristol-Myers Squibb, a pharmaceuticals company, fell ahead of the company’s planned $74 billion acquisition of Celgene Corp.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	3.4%
2.	Bank of America Corp.	2.9
3.	Microsoft Corp.	2.8
4.	CME Group, Inc.	2.6
5.	Pfizer, Inc.	2.3
6.	Comcast Corp., Class A	2.3
7.	PNC Financial Services Group, Inc. (The)	2.2
8.	BlackRock, Inc.	2.1
9.	ConocoPhillips	2.1
10.	Merck & Co., Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.6%
Health Care	11.1
Information Technology	10.4
Industrials	9.8
Consumer Discretionary	7.6
Energy	7.5
Consumer Staples	7.2
Utilities	5.1
Materials	4.4
Communication Services	3.9
Real Estate	3.0
Short-Term Investments	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		5.35%	7.68%	13.50%
Without Sales Charge		11.17	8.86	14.11
CLASS C SHARES	November 4, 1997
With CDSC**		9.66	8.32	13.55
Without CDSC		10.66	8.32	13.55
CLASS I SHARES	July 2, 1987	11.45	9.12	14.41
CLASS R2 SHARES	February 28, 2011	10.90	8.57	13.85
CLASS R3 SHARES	September 9, 2016	11.20	8.85	14.11
CLASS R4 SHARES	September 9, 2016	11.46	9.12	14.41
CLASS R5 SHARES	February 28, 2011	11.67	9.34	14.59
CLASS R6 SHARES	January 31, 2012	11.72	9.42	14.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2009 to June 30, 2019.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.65%
Russell 1000 Value Index	8.46%

Net Assets as of 6/30/2019 (In Thousands)	$652,503

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the health care and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and materials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co. and Altria Group Inc., and its underweight position in Procter & Gamble Co. Shares of Bristol-Myers Squibb, a pharmaceuticals company, fell ahead of the company’s planned $74 billion acquisition of Celgene Corp. Shares of Altria Group, a manufacturer of tobacco products that was not held in the Benchmark, fell amid a decline in cigarette sales during the reporting period. Shares of Procter & Gamble, a consumer products company, rose along with other large companies in the consumer staples sector as investors sought sectors largely unaffected by U.S.-China trade tariffs.

Leading individual contributors to relative performance included the Fund’s overweight positions in Microsoft Corp. and AutoZone Inc. and its underweight position in Intel Corp. Shares of Microsoft, a provider of software, services and devices, rose amid consistently better-than-expected quarterly earnings and revenue. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Intel, a semiconductor manufacturer, fell along with the broader semiconductor sector amid a global oversupply of semiconductors during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.2%
2.	Microsoft Corp.	2.8
3.	Chevron Corp.	2.7
4.	Morgan Stanley	2.3
5.	BlackRock, Inc.	2.1
6.	Berkshire Hathaway, Inc., Class B	2.1
7.	Hartford Financial Services Group, Inc. (The)	1.9
8.	Home Depot, Inc. (The)	1.7
9.	Parker-Hannifin Corp.	1.7
10.	Texas Instruments, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.7%
Health Care	11.2
Information Technology	9.7
Industrials	9.4
Energy	9.2
Consumer Discretionary	7.4
Consumer Staples	5.5
Utilities	4.5
Communication Services	4.0
Materials	3.8
Real Estate	3.5
Short-Term Investments	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		1.05%	6.97%	13.08%
Without Sales Charge		6.65	8.13	13.69
CLASS C SHARES	January 2, 1998
With CDSC**		5.15	7.59	13.12
Without CDSC		6.15	7.59	13.12
CLASS I SHARES	January 25, 1996	6.94	8.39	13.99
CLASS R2 SHARES	November 2, 2015	6.39	7.93	13.58
CLASS R3 SHARES	July 31, 2017	6.66	8.14	13.69
CLASS R4 SHARES	July 31, 2017	6.94	8.40	13.99
CLASS R5 SHARES	November 2, 2015	7.08	8.53	14.06
CLASS R6 SHARES	November 2, 2015	7.19	8.59	14.09

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds

Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.50%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$5,055,806

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 53% of the Benchmark’s total return with about 52% of the Benchmark’s volatility during the twelve month reporting period.

The Fund’s security selection in the financials and basic materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in PVH Corp. and Nvidia Corp. and its underweight position in Facebook Inc. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell after the company reduced its earnings forecast for the full year 2019. Shares of Nvidia, a semiconductors manufacturer, fell amid weak demand for its specialty semiconductors during the reporting period. Shares of Facebook, a social media company, rose amid better-than-expected quarterly earnings and revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Microsoft Corp. and Norfolk Southern Corp. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Microsoft, a provider of software, services and devices, rose amid consistently better-than-expected quarterly earnings and revenue. Shares of Norfolk Southern, a freight rail operator, rose after the company reported better-than-expected results for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.9%
2.	Apple, Inc.	3.5
3.	Amazon.com, Inc.	3.4
4.	Berkshire Hathaway, Inc., Class B	1.6
5.	Alphabet, Inc., Class A	1.6
6.	Mastercard, Inc., Class A	1.5
7.	Chevron Corp.	1.5
8.	Alphabet, Inc., Class C	1.5
9.	Bank of America Corp.	1.5
10.	Comcast Corp., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.3%
Health Care	13.4
Financials	12.3
Consumer Discretionary	11.2
Communication Services	9.9
Industrials	9.1
Consumer Staples	5.3
Energy	4.8
Utilities	3.1
Materials	2.7
Real Estate	2.2
Put Options Purchased	1.3
Short-Term Investments	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		(0.26)%	4.98%	5.61%
Without Sales Charge		5.29	6.12	6.64
CLASS C SHARES	December 13, 2013
With CDSC**		3.76	5.60	6.12
Without CDSC		4.76	5.60	6.12
CLASS I SHARES	December 13, 2013	5.50	6.39	6.91
CLASS R5 SHARES	December 13, 2013	5.73	6.58	7.12
CLASS R6 SHARES	December 13, 2013	5.80	6.64	7.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the ICE BofAML 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S.

Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.95%
Russell 1000 Growth Index	11.56%

Net Assets as of 6/30/2019 (In Thousands)	$15,912,610

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the health care sector and its security selection and overweight position in the financials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the consumer staples sector was the only significant sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in MercadoLibre Inc., ServiceNow Inc. and Mastercard Inc. Shares of MercadoLibre, an online commerce platform operator not held in the Benchmark, rose after the company reported a 50% jump in revenue for the first quarter of 2019. Shares of ServiceNow, a provider of enterprise computing technology, rose after subscription billings rose 34% in 2018 and the company forecast 31% growth in subscription billings for the full year 2019. Shares of Mastercard, a payments processing company, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019.

Leading individual detractors from relative performance included the Fund’s overweight positions in Activision Blizzard Inc., Electronic Arts Inc. and Nvidia Corp. Shares of Activision Blizzard, a producer of video games and other interactive entertainment, fell amid weak growth in video game sales during the reporting period. Shares of Electronic Arts, a producer of video games and other interactive entertainment, fell amid a drop in revenue from mobile gaming and lower-than-expected live services revenue. Shares of Nvidia, a semiconductors manufacturer, fell amid weak demand for its specialty semiconductors during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.9%
2.	Amazon.com, Inc.	5.6
3.	Mastercard, Inc., Class A	4.7
4.	PayPal Holdings, Inc.	3.5
5.	ServiceNow, Inc.	3.0
6.	Alphabet, Inc., Class C	2.9
7.	Boeing Co. (The)	2.8
8.	Apple, Inc.	2.7
9.	Netflix, Inc.	2.6
10.	MercadoLibre, Inc. (Argentina)	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	36.0%
Consumer Discretionary	16.3
Health Care	14.1
Industrials	10.4
Communication Services	7.8
Financials	4.8
Consumer Staples	3.7
Investment of cash collateral from securities loaned	3.0
Materials	2.1
Real Estate	0.7
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		7.70%	13.75%	16.60%
Without Sales Charge		13.67	14.98	17.23
CLASS C SHARES	November 4, 1997
With CDSC**		12.11	14.41	16.56
Without CDSC		13.11	14.41	16.56
CLASS I SHARES	February 28, 1992	13.95	15.20	17.44
CLASS R2 SHARES	November 3, 2008	13.39	14.69	16.93
CLASS R3 SHARES	September 9, 2016	13.68	14.94	17.21
CLASS R4 SHARES	September 9, 2016	13.96	15.20	17.44
CLASS R5 SHARES	April 14, 2009	14.15	15.41	17.67
CLASS R6 SHARES	November 30, 2010	14.23	15.51	17.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.25%
Russell 1000 Value Index	8.46%

Net Assets as of 6/30/2019 (In Thousands)	$1,411,128

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection and overweight positions in the energy and consumer cyclical sectors were leading detractors from performance relative to the Benchmark. The Fund’s security selection and overweight position in the telecommunications sector and its security selection in the industrial cyclical sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Occidental Petroleum Corp. and Eastman Chemical Co. and its underweight position in Procter & Gamble Co. Shares of Occidental Petroleum, an oil and gas exploration and production company, fell amid volatility in global oil prices and investor concern about the company’s planned $38 billion acquisition of Anadarko Petroleum Corp. Shares of Eastman Chemical, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2019. Shares of Procter & Gamble, a consumer products company, rose along with other large companies in the consumer staples sector as investors appeared to seek sectors largely unaffected by U.S.-China trade tariffs.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in FMC Corp., Crown Holdings Inc. and Charter Communications Inc. Shares of FMC, a diversified chemicals manufacturer, rose after the company raised its earnings and revenue forecasts for the second quarter and full year 2019. Shares of Crown Holdings, a consumer products packaging maker, rose after the company reported earnings and revenue growth for the first quarter of 2019 and reaffirmed its forecast for the full year 2019. Shares of Charter Communications, a cable provider of video, internet and voice services, rose after the company reported better-than-expected revenue for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Comcast Corp., Class A	4.3%
2.	FMC Corp.	3.4
3.	Pfizer, Inc.	3.0
4.	Charter Communications, Inc., Class A	2.7
5.	Berkshire Hathaway, Inc., Class B	2.6
6.	Cigna Corp.	2.4
7.	Marathon Petroleum Corp.	2.4
8.	Bank of America Corp.	2.1
9.	General Dynamics Corp.	2.1
10.	KeyCorp	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.8%
Health Care	17.3
Communication Services	10.4
Energy	9.1
Consumer Discretionary	9.0
Real Estate	8.1
Materials	7.6
Industrials	6.3
Consumer Staples	5.1
Utilities	3.9
Information Technology	3.6
Short-Term Investments	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(4.25)%	6.54%	11.87%
Without Sales Charge		1.07	7.69	12.48
CLASS C SHARES	March 22, 1999
With CDSC**		(0.50)	7.13	11.89
Without CDSC		0.50	7.13	11.89
CLASS I SHARES	March 1, 1991	1.25	7.88	12.67
CLASS R2 SHARES	November 3, 2008	0.77	7.40	12.18
CLASS R3 SHARES	October 1, 2018	1.01	7.68	12.47
CLASS R4 SHARES	October 1, 2018	1.25	7.88	12.67
CLASS R5 SHARES	May 15, 2006	1.43	8.08	12.89
CLASS R6 SHARES	November 30, 2010	1.52	8.15	12.94

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the per- formance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	9.60%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$14,301,497

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the energy sector and its security selection and overweight position in the health services & systems sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the auto & transportation sector and in the financials sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Nvidia Corp., PVH Corp. and Cigna Corp. Shares of Nvidia, a semiconductors manufacturer, fell amid weak demand for its specialty semiconductors during the reporting period. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell after the company reduced its earnings forecast for the full year 2019. Shares of Cigna, a health insurance provider, fell along with those of its sector peers following the introduction of the Medicare for All Act of 2019 in the U.S. House of Representatives.

Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Norfolk Southern Corp. and Boston Scientific Co. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Boston Scientific, a medical device manufacturer, rose after the company reported better-than-expected earnings and sales for the fourth quarter of 2018. Shares of Norfolk Southern, a freight rail operator, rose after the company reported better-than-expected results for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest overweight positions relative to the Benchmark for the twelve months ended June 30, 2019 were in the media and regional business sectors, while the Fund’s largest underweight positions were in the retail and financials sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.1%
2.	Amazon.com, Inc.	4.3
3.	Alphabet, Inc., Class A	3.0
4.	Coca-Cola Co. (The)	2.8
5.	Pfizer, Inc.	2.7
6.	Charter Communications, Inc., Class A	2.1
7.	Norfolk Southern Corp.	2.1
8.	Mastercard, Inc., Class A	2.1
9.	Apple, Inc.	2.0
10.	Northrop Grumman Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.6%
Health Care	13.8
Communication Services	12.5
Industrials	11.0
Consumer Discretionary	10.9
Financials	9.2
Energy	5.3
Consumer Staples	5.2
Utilities	3.9
Materials	2.5
Real Estate	2.4
Investment of cash collateral from securities loaned	0.1
Short-Term Investments	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		3.47%	8.56%	13.40%
Without Sales Charge		9.18	9.74	14.02
CLASS C SHARES	September 10, 2001
With CDSC**		7.63	9.19	13.44
Without CDSC		8.63	9.19	13.44
CLASS I SHARES	September 10, 2001	9.47	9.96	14.24
CLASS L SHARES	September 17, 1993	9.60	10.11	14.42
CLASS R2 SHARES	November 3, 2008	8.89	9.45	13.73
CLASS R3 SHARES	September 9, 2016	9.14	9.72	14.01
CLASS R4 SHARES	September 9, 2016	9.44	9.96	14.24
CLASS R5 SHARES	May 15, 2006	9.60	10.16	14.45
CLASS R6 SHARES	November 30, 2010	9.74	10.23	14.52

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)	7.11%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$6,419,008

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the financials and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight long positions in Nvidia Corp., PVH Corp. and Cigna Corp. Shares of Nvidia, a semiconductors manufacturer, fell amid weak demand for its specialty semiconductors during the reporting period. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell after the company reduced its earnings forecast for the full year 2019. Shares of Cigna, a health insurance provider, fell along with those of its sector peers following the introduction of the Medicare for All Act of 2019 in the U.S. House of Representatives.

Leading individual contributors to relative performance included the Fund’s overweight long positions in AutoZone Inc., Norfolk Southern Co. and Boston Scientific Corp. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Norfolk Southern, a freight rail operator, rose after the company reported better-than-expected results for the first quarter of 2019. Shares of Boston Scientific, a medical device manufacturer, rose after the company reported better-than-expected earnings and sales for the fourth quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for over-

valued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 123% to 23%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	4.9%
2.	Amazon.com, Inc.	3.3
3.	Apple, Inc.	2.0
4.	Alphabet, Inc., Class A	2.0
5.	Linde plc (United Kingdom)	1.9
6.	Alphabet, Inc., Class C	1.8
7.	Comcast Corp., Class A	1.8
8.	Honeywell International, Inc.	1.7
9.	Marathon Petroleum Corp.	1.7
10.	Pfizer, Inc.	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Exxon Mobil Corp.	3.3%
2.	Omnicom Group, Inc.	2.4
3.	Dominion Energy, Inc.	2.4
4.	Henry Schein, Inc.	2.3
5.	Western Digital Corp.	2.0
6.	3M Co.	2.0
7.	Clorox Co. (The)	1.9
8.	eBay, Inc.	1.9
9.	CH Robinson Worldwide, Inc.	1.8
10.	Huntington Ingalls Industries, Inc.	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	22.2%
Health Care	12.7
Communication Services	11.2
Consumer Discretionary	11.1
Financials	10.1
Industrials	9.9
Energy	6.8
Materials	4.4
Consumer Staples	4.3
Utilities	3.6
Real Estate	2.7
Short-Term Investments	1.0

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Industrials	16.8%
Energy	13.9
Information Technology	13.8
Health Care	10.4
Consumer Staples	9.1
Utilities	7.4
Consumer Discretionary	6.9
Financials	6.0
Communication Services	5.4
Materials	5.4
Real Estate	4.9

*	Percentages indicated are based on total long investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge*		1.23%	7.73%	12.99%
Without Sales Charge		6.84	8.90	13.60
CLASS C SHARES	November 1, 2005
With CDSC**		5.31	8.36	13.03
Without CDSC		6.31	8.36	13.03
CLASS I SHARES	November 1, 2005	7.11	9.17	13.88
CLASS R2 SHARES	November 3, 2008	6.45	8.59	13.29
CLASS R5 SHARES	May 15, 2006	7.14	9.33	14.08
CLASS R6 SHARES	November 1, 2017	7.27	9.37	14.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the

Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	9.66%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$5,815,346

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the financials and basic materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in PVH Corp. and NVidia Corp. and its underweight position in Facebook Inc. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell after the company reduced its earnings forecast for the full year 2019. Shares of Nvidia, a semiconductors manufacturer, fell amid weak demand for its specialty semiconductors during the reporting period. Shares of Facebook, a social media company, rose amid better-than-expected quarterly earnings and revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Microsoft Corp. and Norfolk Southern Corp. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Microsoft, a provider of software, services and devices, rose amid consistently better-than-expected quarterly earnings and revenue. Shares of Norfolk Southern, a freight rail operator, rose after the company reported better-than-expected results for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.1%
2.	Apple, Inc.	3.7
3.	Amazon.com, Inc.	3.6
4.	Berkshire Hathaway, Inc., Class B	1.7
5.	Alphabet, Inc., Class A	1.6
6.	Mastercard, Inc., Class A	1.6
7.	Chevron Corp.	1.6
8.	Alphabet, Inc., Class C	1.5
9.	Bank of America Corp.	1.5
10.	Comcast Corp., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.4%
Health Care	14.1
Financials	13.0
Consumer Discretionary	11.8
Communication Services	10.4
Industrials	9.6
Consumer Staples	5.5
Energy	5.1
Utilities	3.3
Materials	2.8
Real Estate	2.3
Short-Term Investments	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		3.66%	7.68%	13.30%
Without Sales Charge		9.39	8.84	13.92
CLASS I SHARES	September 10, 2001	9.65	9.12	14.21
CLASS L SHARES	January 3, 1997	9.66	9.20	14.34
CLASS R6 SHARES	March 23, 2003	9.78	9.31	14.45

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%

Airlines — 3.2%

Delta Air Lines, Inc.	61	3,465

Banks — 2.3%

Bank of America Corp.	85	2,470

Biotechnology — 0.8%

Vertex Pharmaceuticals, Inc. *	5	849

Capital Markets — 5.6%

Charles Schwab Corp. (The)	50	2,006

S&P Global, Inc.	9	2,000

T. Rowe Price Group, Inc.	18	2,025

		6,031

Commercial Services & Supplies — 2.3%

Waste Connections, Inc.	26	2,479

Construction Materials — 3.0%

Martin Marietta Materials, Inc.	14	3,204

Consumer Finance — 3.7%

Capital One Financial Corp.	43	3,905

Containers & Packaging — 4.0%

Ball Corp.	29	2,058

Packaging Corp. of America	23	2,169

		4,227

Electric Utilities — 2.7%

Xcel Energy, Inc.	48	2,855

Entertainment — 3.1%

Spotify Technology SA *	10	1,472

Take-Two Interactive Software, Inc. *	16	1,848

		3,320

Equity Real Estate Investment Trusts (REITs) — 5.9%

Federal Realty Investment Trust	26	3,371

Public Storage	12	2,961

		6,332

Food & Staples Retailing — 1.6%

Walgreens Boots Alliance, Inc.	32	1,722

Health Care Equipment & Supplies — 2.5%

DexCom, Inc. *	5	803

Intuitive Surgical, Inc. *	4	1,838

		2,641

Health Care Providers & Services — 3.9%

UnitedHealth Group, Inc.	17	4,110

Insurance — 6.4%

American International Group, Inc.	57	3,016

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

Loews Corp.	70	3,834

		6,850

Interactive Media & Services — 3.4%

Alphabet, Inc., Class C *	3	3,586

Internet & Direct Marketing Retail — 4.8%

Amazon.com, Inc. *	3	5,137

IT Services — 5.2%

Mastercard, Inc., Class A	15	4,033

PayPal Holdings, Inc. *	13	1,517

		5,550

Machinery — 2.6%

Parker-Hannifin Corp.	6	1,070

Stanley Black & Decker, Inc.	12	1,694

		2,764

Media — 1.4%

DISH Network Corp., Class A *	40	1,526

Multiline Retail — 1.6%

Kohl’s Corp.	36	1,724

Oil, Gas & Consumable Fuels — 6.6%

Concho Resources, Inc.	10	1,043

Kinder Morgan, Inc.	165	3,439

Marathon Petroleum Corp.	46	2,555

		7,037

Pharmaceuticals — 3.0%

Pfizer, Inc.	75	3,237

Semiconductors & Semiconductor Equipment — 1.0%

QUALCOMM, Inc.	14	1,079

Software — 10.4%

Microsoft Corp.	55	7,302

salesforce.com, Inc. *	13	1,940

ServiceNow, Inc. *	7	1,884

		11,126

Specialty Retail — 3.2%

AutoZone, Inc. *	3	3,432

Technology Hardware, Storage & Peripherals — 3.1%

Apple, Inc.	17	3,311

Total Common Stocks (Cost $72,201)		103,969

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b) (Cost $2,779)	2,778	2,779

Total Investments — 99.9% (Cost $74,980)		106,748
Other Assets Less Liabilities — 0.1%		80

NET ASSETS — 100.0%		106,828

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.5%

Aerospace & Defense — 1.8%

General Dynamics Corp.	2,319	421,613

Banks — 9.5%

Bank of America Corp.	23,852	691,717

BB&T Corp.	5,507	270,545

Cullen/Frost Bankers, Inc.	1,109	103,840

M&T Bank Corp.	458	77,899

PNC Financial Services Group, Inc. (The)	3,755	515,506

US Bancorp	4,792	251,126

Wells Fargo & Co.	7,203	340,822

		2,251,455

Beverages — 2.4%

Coca-Cola Co. (The)	5,964	303,686

PepsiCo, Inc.	1,964	257,495

		561,181

Biotechnology — 0.5%

Gilead Sciences, Inc.	1,781	120,339

Capital Markets — 6.1%

BlackRock, Inc.	1,056	495,753

CME Group, Inc.	3,148	611,011

Northern Trust Corp.	1,377	123,951

T. Rowe Price Group, Inc.	1,980	217,249

		1,447,964

Chemicals — 4.4%

Air Products & Chemicals, Inc.	1,882	426,033

Corteva, Inc. *	1,916	56,644

Dow, Inc.	531	26,200

DuPont de Nemours, Inc.	1,916	143,802

PPG Industries, Inc.	2,505	292,344

RPM International, Inc.	1,464	89,489

		1,034,512

Commercial Services & Supplies — 0.7%

Republic Services, Inc.	1,782	154,383

Consumer Finance — 1.7%

Capital One Financial Corp.	2,350	213,252

Discover Financial Services	2,408	186,838

		400,090

Distributors — 0.4%

Genuine Parts Co.	985	102,058

Diversified Telecommunication Services — 1.6%

Verizon Communications, Inc.	6,800	388,482

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 2.6%

NextEra Energy, Inc.	1,728	353,896

Xcel Energy, Inc.	4,516	268,634

		622,530

Equity Real Estate Investment Trusts (REITs) — 3.0%

Alexandria Real Estate Equities, Inc.	605	85,333

AvalonBay Communities, Inc.	1,147	233,025

Boston Properties, Inc.	851	109,744

Simon Property Group, Inc.	970	154,988

Vornado Realty Trust	2,067	132,521

		715,611

Food & Staples Retailing — 0.8%

Walmart, Inc.	1,690	186,733

Food Products — 1.2%

Mondelez International, Inc., Class A	5,460	294,278

Health Care Equipment & Supplies — 2.8%

Abbott Laboratories	1,531	128,729

Becton Dickinson and Co.	1,083	273,006

Medtronic plc	2,733	266,151

		667,886

Hotels, Restaurants & Leisure — 3.3%

Las Vegas Sands Corp.	3,156	186,511

McDonald’s Corp.	1,985	412,114

Starbucks Corp.	1,029	86,282

Wyndham Hotels & Resorts, Inc.	1,718	95,753

		780,660

Household Products — 1.3%

Procter & Gamble Co. (The)	2,734	299,799

Industrial Conglomerates — 0.9%

Honeywell International, Inc.	1,204	210,239

Insurance — 8.3%

Arthur J Gallagher & Co.	2,190	191,861

Chubb Ltd.	1,522	224,219

Cincinnati Financial Corp.	657	68,092

Hartford Financial Services Group, Inc. (The)	6,222	346,671

Marsh & McLennan Cos., Inc.	632	63,086

MetLife, Inc.	5,125	254,552

Progressive Corp. (The)	1,776	141,979

Prudential Financial, Inc.	3,212	324,385

Travelers Cos., Inc. (The)	2,282	341,178

		1,956,023

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 2.6%

Accenture plc, Class A	998	184,442

Automatic Data Processing, Inc.	1,115	184,353

Fidelity National Information Services, Inc.	2,086	255,960

		624,755

Leisure Products — 0.8%

Hasbro, Inc.	1,709	180,558

Machinery — 5.3%

Deere & Co.	1,041	172,559

Dover Corp.	3,458	346,525

Illinois Tool Works, Inc.	1,631	245,977

Parker-Hannifin Corp.	1,546	262,886

Stanley Black & Decker, Inc.	1,522	220,081

		1,248,028

Media — 2.2%

Comcast Corp., Class A	12,564	531,206

Multi-Utilities — 2.5%

CMS Energy Corp.	3,769	218,291

DTE Energy Co.	399	50,989

NiSource, Inc.	5,241	150,936

Public Service Enterprise Group, Inc.	2,753	161,925

		582,141

Oil, Gas & Consumable Fuels — 7.5%

Chevron Corp.	6,392	795,472

ConocoPhillips	8,088	493,369

Exxon Mobil Corp.	4,353	333,607

Valero Energy Corp.	1,765	151,074

		1,773,522

Pharmaceuticals — 7.8%

Bristol-Myers Squibb Co.	5,374	243,709

Eli Lilly & Co.	2,589	286,839

Johnson & Johnson	2,143	298,412

Merck & Co., Inc.	5,622	471,422

Pfizer, Inc.	12,656	548,246

		1,848,628

Road & Rail — 1.2%

Norfolk Southern Corp.	1,406	280,357

Semiconductors & Semiconductor Equipment — 3.7%

Analog Devices, Inc.	3,792	428,040

Texas Instruments, Inc.	3,795	435,502

		863,542

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 2.7%

Microsoft Corp.	4,854	650,176

Specialty Retail — 2.3%

Home Depot, Inc. (The)	1,813	377,105

Tiffany & Co.	1,844	172,663

		549,768

Technology Hardware, Storage & Peripherals — 1.3%

Apple, Inc.	1,598	316,319

Textiles, Apparel & Luxury Goods — 0.7%

VF Corp.	2,011	175,628

Tobacco — 1.6%

Altria Group, Inc.	4,232	200,365

Philip Morris International, Inc.	2,128	167,093

		367,458

Total Common Stocks (Cost $16,671,384)		22,607,922

Short-Term Investments — 4.5%

Investment Companies — 4.5%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b) (Cost $1,052,234)	1,051,895	1,052,315

Total Investments — 100.0% (Cost $17,723,618)		23,660,237
Other Assets Less Liabilities — 0.0% (c)		2,210

NET ASSETS — 100.0%		23,662,447

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 2.6%

General Dynamics Corp.	43	7,745

United Technologies Corp.	73	9,505

		17,250

Banks — 12.1%

Bank of America Corp.	723	20,955

BB&T Corp.	129	6,358

Citigroup, Inc.	96	6,741

Citizens Financial Group, Inc.	125	4,413

Cullen/Frost Bankers, Inc.	37	3,437

M&T Bank Corp.	38	6,378

PNC Financial Services Group, Inc. (The)	66	9,102

SunTrust Banks, Inc.	126	7,938

US Bancorp	133	6,990

Wells Fargo & Co.	137	6,497

		78,809

Beverages — 0.6%

PepsiCo, Inc.	28	3,672

Biotechnology — 1.6%

AbbVie, Inc.	71	5,170

Gilead Sciences, Inc.	75	5,094

		10,264

Capital Markets — 7.5%

BlackRock, Inc.	30	13,891

Charles Schwab Corp. (The)	74	2,974

Goldman Sachs Group, Inc. (The)	33	6,834

Morgan Stanley	348	15,263

T. Rowe Price Group, Inc.	93	10,203

		49,165

Chemicals — 2.6%

Air Products & Chemicals, Inc.	29	6,451

Axalta Coating Systems Ltd. *	102	3,034

Corteva, Inc. *	65	1,917

Dow, Inc.	21	1,029

DuPont de Nemours, Inc.	65	4,867

		17,298

Consumer Finance — 1.9%

Capital One Financial Corp.	63	5,735

Discover Financial Services	83	6,440

		12,175

Containers & Packaging — 1.1%

Ball Corp.	54	3,744

Sealed Air Corp.	85	3,628

		7,372

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 0.6%

Genuine Parts Co.	36	3,760

Diversified Financial Services — 2.1%

Berkshire Hathaway, Inc., Class B *	64	13,579

Diversified Telecommunication Services — 1.4%

Verizon Communications, Inc.	158	9,016

Electric Utilities — 2.1%

Edison International	55	3,694

NextEra Energy, Inc.	25	5,203

Xcel Energy, Inc.	83	4,908

		13,805

Entertainment — 1.5%

Walt Disney Co. (The)	71	9,942

Equity Real Estate Investment Trusts (REITs) — 3.5%

AvalonBay Communities, Inc.	23	4,734

Crown Castle International Corp.	23	3,037

Simon Property Group, Inc.	25	4,010

Ventas, Inc.	96	6,541

Vornado Realty Trust	75	4,782

		23,104

Food & Staples Retailing — 1.0%

Walmart, Inc.	57	6,331

Food Products — 0.9%

Mondelez International, Inc., Class A	115	6,209

Health Care Equipment & Supplies — 2.1%

Becton Dickinson and Co.	35	8,719

Medtronic plc	53	5,162

		13,881

Health Care Providers & Services — 2.4%

Cigna Corp.	16	2,458

Humana, Inc.	16	4,351

UnitedHealth Group, Inc.	37	8,906

		15,715

Hotels, Restaurants & Leisure — 0.7%

Royal Caribbean Cruises Ltd.	35	4,279

Household Products — 1.3%

Colgate-Palmolive Co.	116	8,321

Industrial Conglomerates — 1.2%

Honeywell International, Inc.	44	7,665

Insurance — 5.4%

Chubb Ltd.	55	8,066

Hartford Financial Services Group, Inc. (The)	223	12,414

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — Continued

Loews Corp.	87	4,762

MetLife, Inc.	88	4,391

Prudential Financial, Inc.	57	5,737

		35,370

Interactive Media & Services — 0.7%

Alphabet, Inc., Class C *	4	4,301

IT Services — 1.0%

Fidelity National Information Services, Inc.	55	6,686

Machinery — 3.7%

Dover Corp.	67	6,701

Parker-Hannifin Corp.	67	11,442

Stanley Black & Decker, Inc.	40	5,756

		23,899

Media — 0.5%

Comcast Corp., Class A	79	3,340

Multiline Retail — 0.4%

Target Corp.	28	2,399

Multi-Utilities — 2.4%

CMS Energy Corp.	181	10,453

NiSource, Inc.	83	2,385

Public Service Enterprise Group, Inc.	53	3,117

		15,955

Oil, Gas & Consumable Fuels — 9.3%

Chevron Corp.	140	17,471

ConocoPhillips	168	10,277

EOG Resources, Inc.	61	5,697

Exxon Mobil Corp.	60	4,635

Marathon Petroleum Corp.	39	2,202

Phillips 66	47	4,349

Pioneer Natural Resources Co.	35	5,416

Valero Energy Corp.	72	6,155

Williams Cos., Inc. (The)	155	4,352

		60,554

Pharmaceuticals — 5.2%

Bristol-Myers Squibb Co.	95	4,313

Eli Lilly & Co.	27	2,998

Johnson & Johnson	37	5,098

Merck & Co., Inc.	132	11,091

Pfizer, Inc.	240	10,379

		33,879

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.2%

CSX Corp.	33	2,522

Kansas City Southern	41	5,019

		7,541

Semiconductors & Semiconductor Equipment — 4.3%

Analog Devices, Inc.	97	10,971

NXP Semiconductors NV (Netherlands)	59	5,779

Texas Instruments, Inc.	98	11,235

		27,985

Software — 2.9%

Microsoft Corp.	140	18,701

Specialty Retail — 4.4%

AutoZone, Inc. *	7	7,707

Home Depot, Inc. (The)	55	11,480

Lowe’s Cos., Inc.	66	6,610

Tiffany & Co.	35	3,268

		29,065

Technology Hardware, Storage & Peripherals — 1.6%

Apple, Inc.	52	10,331

Textiles, Apparel & Luxury Goods — 1.4%

NIKE, Inc., Class B	109	9,159

Tobacco — 1.8%

Altria Group, Inc.	117	5,540

Philip Morris International, Inc.	79	6,180

		11,720

Trading Companies & Distributors — 0.8%

Watsco, Inc.	33	5,364

Total Common Stocks (Cost $424,845)		637,861

Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b) (Cost $20,397)	20,390	20,398

Total Investments — 100.9% (Cost $445,242)		658,259
Liabilities in Excess of Other Assets — (0.9)%		(5,756)

NET ASSETS — 100.0%		652,503

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Aerospace & Defense — 2.3%

Boeing Co. (The)	52	19,041

General Dynamics Corp. (a)	223	40,517

Northrop Grumman Corp. (a)	56	18,075

United Technologies Corp.	287	37,422

		115,055

Airlines — 0.4%

Delta Air Lines, Inc.	199	11,294

Southwest Airlines Co.	95	4,804

United Continental Holdings, Inc. *	49	4,289

		20,387

Auto Components — 0.4%

BorgWarner, Inc.	241	10,112

Magna International, Inc. (Canada)	189	9,389

		19,501

Automobiles — 0.2%

General Motors Co.	303	11,676

Banks — 4.8%

Bank of America Corp.	2,636	76,430

Citigroup, Inc.	940	65,816

Citizens Financial Group, Inc.	168	5,930

KeyCorp	1,386	24,599

Regions Financial Corp.	476	7,118

SunTrust Banks, Inc.	388	24,359

Wells Fargo & Co. (a)	809	38,272

		242,524

Beverages — 2.3%

Coca-Cola Co. (The) (a)	1,441	73,401

Constellation Brands, Inc., Class A	41	8,033

Molson Coors Brewing Co., Class B (a)	179	10,010

PepsiCo, Inc. (a)	186	24,367

		115,811

Biotechnology — 2.0%

AbbVie, Inc. (a)	83	6,070

Alexion Pharmaceuticals, Inc. *	125	16,341

Amgen, Inc.	37	6,730

Biogen, Inc. *	77	18,118

Celgene Corp. *	201	18,574

Gilead Sciences, Inc.	77	5,199

Regeneron Pharmaceuticals, Inc. *	40	12,486

Vertex Pharmaceuticals, Inc. *	108	19,766

		103,284

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.3%

Masco Corp.	393	15,433

Capital Markets — 3.0%

Ameriprise Financial, Inc.	68	9,900

Bank of New York Mellon Corp. (The)	113	5,002

Charles Schwab Corp. (The)	524	21,058

CME Group, Inc.	25	4,921

Franklin Resources, Inc.	362	12,594

Intercontinental Exchange, Inc.	395	33,909

Invesco Ltd.	365	7,470

Morgan Stanley	961	42,090

TD Ameritrade Holding Corp.	312	15,593

		152,537

Chemicals — 2.1%

Celanese Corp.	122	13,140

Corteva, Inc. *	309	9,142

Dow, Inc.	387	19,075

DuPont de Nemours, Inc.	220	16,536

Eastman Chemical Co.	298	23,186

Linde plc (United Kingdom)	79	15,879

LyondellBasell Industries NV, Class A	60	5,151

RPM International, Inc.	41	2,480

		104,589

Commercial Services & Supplies — 0.2%

Cintas Corp.	13	3,006

Waste Management, Inc.	42	4,869

		7,875

Communications Equipment — 0.4%

Cisco Systems, Inc.	286	15,643

Motorola Solutions, Inc.	21	3,420

		19,063

Consumer Finance — 1.1%

American Express Co.	174	21,494

Capital One Financial Corp.	253	22,936

Synchrony Financial	288	9,995

		54,425

Containers & Packaging — 0.6%

Avery Dennison Corp.	60	6,971

Crown Holdings, Inc. *	164	10,032

Packaging Corp. of America	63	6,034

Westrock Co.	183	6,671

		29,708

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Consumer Services — 0.0% (b)

H&R Block, Inc.	82	2,411

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	395	84,113

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc. (a)	978	55,881

Electric Utilities — 2.9%

American Electric Power Co., Inc.	289	25,404

Edison International	293	19,758

Exelon Corp.	719	34,449

FirstEnergy Corp.	3	112

NextEra Energy, Inc. (a)	188	38,458

Xcel Energy, Inc. (a)	471	28,047

		146,228

Electrical Equipment — 0.9%

Eaton Corp. plc	498	41,509

Emerson Electric Co.	43	2,896

		44,405

Entertainment — 1.9%

Electronic Arts, Inc. *	239	24,226

Netflix, Inc. * (a)	112	41,129

Walt Disney Co. (The) (a)	237	33,036

		98,391

Equity Real Estate Investment Trusts (REITs) — 2.3%

AvalonBay Communities, Inc.	113	22,874

Boston Properties, Inc.	42	5,450

Digital Realty Trust, Inc.	31	3,682

Equinix, Inc.	18	8,976

Equity Residential	86	6,531

Federal Realty Investment Trust	76	9,831

Host Hotels & Resorts, Inc.	348	6,341

Mid-America Apartment Communities, Inc.	22	2,638

Prologis, Inc.	290	23,266

Public Storage	22	5,190

Ventas, Inc.	115	7,830

Vornado Realty Trust	211	13,553

		116,162

Food Products — 0.9%

Conagra Brands, Inc.	101	2,684

General Mills, Inc.	141	7,384

Mondelez International, Inc., Class A (a)	671	36,193

		46,261

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 3.1%

Baxter International, Inc.	70	5,708

Becton Dickinson and Co. (a)	33	8,228

Boston Scientific Corp. *	1,078	46,329

Danaher Corp.	26	3,646

Intuitive Surgical, Inc. *	16	8,613

Medtronic plc (a)	485	47,259

Zimmer Biomet Holdings, Inc. (a)	302	35,522

		155,305

Health Care Providers & Services — 2.8%

Anthem, Inc.	86	24,346

Cigna Corp. (a)	284	44,812

CVS Health Corp.	76	4,121

McKesson Corp.	11	1,458

UnitedHealth Group, Inc. (a)	265	64,763

		139,500

Hotels, Restaurants & Leisure — 1.1%

Hilton Worldwide Holdings, Inc.	186	18,190

Royal Caribbean Cruises Ltd.	43	5,239

Yum! Brands, Inc.	310	34,291

		57,720

Household Durables — 0.2%

Lennar Corp., Class A	249	12,079

Household Products — 1.0%

Procter & Gamble Co. (The) (a)	465	50,976

Industrial Conglomerates — 1.1%

Honeywell International, Inc. (a)	316	55,237

Insurance — 2.3%

Allstate Corp. (The)	139	14,166

American International Group, Inc.	359	19,130

Arthur J Gallagher & Co.	85	7,428

Everest Re Group Ltd.	27	6,728

Hartford Financial Services Group, Inc. (The)	365	20,313

Lincoln National Corp.	256	16,470

MetLife, Inc. (a)	655	32,536

		116,771

Interactive Media & Services — 4.1%

Alphabet, Inc., Class A * (a)	76	81,751

Alphabet, Inc., Class C * (a)	71	76,928

Facebook, Inc., Class A * (a)	260	50,192

		208,871

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 4.1%

Amazon.com, Inc. * (a)	94	178,512

Booking Holdings, Inc. *	4	7,893

Expedia Group, Inc.	142	18,955

		205,360

IT Services — 5.7%

Accenture plc, Class A	108	19,974

Automatic Data Processing, Inc. (a)	366	60,453

Cognizant Technology Solutions Corp., Class A	275	17,451

Fidelity National Information Services, Inc.	36	4,397

First Data Corp., Class A *	197	5,321

Mastercard, Inc., Class A	300	79,457

PayPal Holdings, Inc. * (a)	439	50,199

Visa, Inc., Class A (a)	292	50,739

		287,991

Life Sciences Tools & Services — 1.2%

Agilent Technologies, Inc.	66	4,919

Illumina, Inc. *	30	11,114

Thermo Fisher Scientific, Inc.	156	45,855

		61,888

Machinery — 2.4%

Caterpillar, Inc.	20	2,658

Cummins, Inc.	148	25,348

Deere & Co.	92	15,230

Ingersoll-Rand plc	162	20,485

PACCAR, Inc. (a)	338	24,192

Parker-Hannifin Corp.	27	4,607

Snap-on, Inc.	49	8,047

Stanley Black & Decker, Inc.	141	20,375

		120,942

Media — 2.9%

Altice USA, Inc., Class A *	322	7,843

Charter Communications, Inc., Class A * (a)	102	40,158

Comcast Corp., Class A (a)	1,788	75,606

Discovery, Inc., Class A *	426	13,093

Discovery, Inc., Class C *	428	12,184

		148,884

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	274	3,186

Newmont Goldcorp Corp.	96	3,710

		6,896

Multiline Retail — 0.3%

Dollar General Corp.	115	15,554

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 0.4%

Sempra Energy	137	18,873

Oil, Gas & Consumable Fuels — 5.0%

Chevron Corp. (a)	624	77,692

Concho Resources, Inc.	46	4,777

Diamondback Energy, Inc.	190	20,662

EOG Resources, Inc. (a)	451	42,034

Exxon Mobil Corp. (a)	268	20,561

Marathon Petroleum Corp. (a)	655	36,602

ONEOK, Inc.	261	17,976

Parsley Energy, Inc., Class A *	118	2,245

Phillips 66	24	2,254

Pioneer Natural Resources Co. (a)	191	29,340

		254,143

Pharmaceuticals — 4.9%

Allergan plc	85	14,180

Bristol-Myers Squibb Co.	238	10,803

Eli Lilly & Co.	323	35,745

Johnson & Johnson (a)	416	57,973

Merck & Co., Inc. (a)	752	63,013

Pfizer, Inc. (a)	1,409	61,041

Zoetis, Inc.	27	3,030

		245,785

Road & Rail — 1.9%

Lyft, Inc., Class A *	100	6,591

Norfolk Southern Corp. (a)	251	50,002

Union Pacific Corp. (a)	245	41,366

		97,959

Semiconductors & Semiconductor Equipment — 4.0%

Analog Devices, Inc. (a)	444	50,151

Intel Corp.	190	9,099

Marvell Technology Group Ltd.	199	4,743

NVIDIA Corp. (a)	213	34,902

NXP Semiconductors NV (Netherlands)	156	15,188

QUALCOMM, Inc.	72	5,492

Teradyne, Inc.	376	17,998

Texas Instruments, Inc. (a)	570	65,448

		203,021

Software — 6.9%

Intuit, Inc.	80	21,003

Microsoft Corp. (a)	1,923	257,655

Oracle Corp.	324	18,433

salesforce.com, Inc. * (a)	283	42,973

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued

VMware, Inc., Class A	43	7,140

Workday, Inc., Class A *	9	1,930

		349,134

Specialty Retail — 4.7%

Advance Auto Parts, Inc.	85	13,139

AutoZone, Inc. * (a)	33	36,700

Best Buy Co., Inc.	284	19,796

Home Depot, Inc. (The) (a)	295	61,314

Lowe’s Cos., Inc.	379	38,267

O’Reilly Automotive, Inc. *	42	15,652

Ross Stores, Inc. (a)	242	23,969

TJX Cos., Inc. (The)	500	26,422

		235,259

Technology Hardware, Storage & Peripherals — 4.2%

Apple, Inc. (a)	924	182,874

Hewlett Packard Enterprise Co.	1,074	16,054

HP, Inc.	680	14,145

		213,073

Textiles, Apparel & Luxury Goods — 0.6%

NIKE, Inc., Class B	255	21,366

PVH Corp.	115	10,874

		32,240

Tobacco — 1.3%

Altria Group, Inc.	283	13,388

Philip Morris International, Inc.	637	50,029

		63,417

Trading Companies & Distributors — 0.1%

HD Supply Holdings, Inc. *	118	4,750

Wireless Telecommunication Services — 0.2%

T-Mobile US, Inc. *	104	7,673

Total Common Stocks (Cost $4,389,433)		4,975,021

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 1.3%

Put Options Purchased — 1.3%

Index Funds — 1.3%

S&P 500 Index 9/30/2019 at USD 2,775.00, European Style Notional Amount: USD 2,572,863 Exchange Traded *	8,746	32,929

9/30/2019 at USD 2,780.00, European Style Notional Amount: USD 2,489,906 Exchange Traded *	8,464	32,628

Total Put Options Purchased		65,557

Total Options Purchased (Cost $67,168)		65,557

	SHARES (000)
Short-Term Investments — 4.6%

Investment Companies — 4.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.25% (c) (d) (Cost $232,451)	232,451	232,451

Total Investments — 104.3% (Cost $4,689,052)		5,273,029
Liabilities in Excess of Other Assets — (4.3)%		(217,223)

NET ASSETS — 100.0%		5,055,806

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

(a)	All or a portion of this security is segregated for options written.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
S&P 500 E-Mini Index	522	09/2019	USD	76,838	1,239

Abbreviations

USD	United States Dollar

Written Call Options Contracts as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange Traded	8,464	USD 2,489,906	USD 3,040	9/30/2019	(27,296)
S&P 500 Index	Exchange Traded	8,746	USD 2,572,863	USD 3,035	9/30/2019	(30,043)

						(57,339)

Written Put Options Contracts as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange Traded	17,210	USD 5,062,769	USD 2,340	9/30/2019	(8,863)

						(8,863)

Total Written Options Contracts (Premiums Received $64,855)						(66,202)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Aerospace & Defense — 3.9%

Boeing Co. (The)	1,250	455,122

TransDigm Group, Inc. * (a)	354	171,023

		626,145

Automobiles — 0.3%

Tesla, Inc. * (a)	179	40,089

Beverages — 0.8%

Monster Beverage Corp. *	1,928	123,035

Biotechnology — 2.4%

Exact Sciences Corp. * (a)	1,990	234,947

Moderna, Inc. * (a)	1,501	21,978

Regeneron Pharmaceuticals, Inc. *	16	4,851

Vertex Pharmaceuticals, Inc. *	666	122,054

		383,830

Capital Markets — 5.0%

Charles Schwab Corp. (The)	1,583	63,630

Intercontinental Exchange, Inc. (a)	1,239	106,473

MarketAxess Holdings, Inc. (a)	659	211,719

MSCI, Inc.	399	95,158

S&P Global, Inc.	1,400	318,861

		795,841

Chemicals — 2.1%

Air Products & Chemicals, Inc.	725	164,186

Ecolab, Inc.	260	51,244

Sherwin-Williams Co. (The)	271	124,334

		339,764

Electrical Equipment — 0.2%

Rockwell Automation, Inc.	189	30,915

Electronic Equipment, Instruments & Components — 0.3%

Amphenol Corp., Class A	571	54,753

Entertainment — 2.7%

Netflix, Inc. *	1,173	430,903

Equity Real Estate Investment Trusts (REITs) — 0.7%

Equinix, Inc.	232	117,172

Food & Staples Retailing — 1.5%

Costco Wholesale Corp.	892	235,799

Health Care Equipment & Supplies — 7.0%

Abbott Laboratories	1,487	125,048

ABIOMED, Inc. *	165	42,929

Becton Dickinson and Co. (a)	202	51,007

Boston Scientific Corp. *	5,987	257,300

DexCom, Inc. * (a)	1,822	272,978

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Intuitive Surgical, Inc. * (a)	692	362,818

		1,112,080

Health Care Providers & Services — 0.2%

UnitedHealth Group, Inc.	142	34,704

Health Care Technology — 1.5%

Veeva Systems, Inc., Class A *	1,436	232,855

Hotels, Restaurants & Leisure — 2.7%

Chipotle Mexican Grill, Inc. *	218	159,548

Starbucks Corp.	3,263	273,529

		433,077

Industrial Conglomerates — 3.5%

Honeywell International, Inc.	1,226	214,082

Roper Technologies, Inc.	928	339,890

		553,972

Interactive Media & Services — 5.4%

Alphabet, Inc., Class C *	439	474,154

Facebook, Inc., Class A *	323	62,324

Match Group, Inc. (a)	3,541	238,203

Twitter, Inc. *	2,234	77,953

		852,634

Internet & Direct Marketing Retail — 9.0%

Amazon.com, Inc. *	487	922,207

GrubHub, Inc. * (a)	152	11,815

MercadoLibre, Inc. (Argentina) *	675	412,884

Wayfair, Inc., Class A * (a)	592	86,374

		1,433,280

IT Services — 13.7%

Mastercard, Inc., Class A	2,910	769,703

PayPal Holdings, Inc. *	5,069	580,215

Shopify, Inc., Class A (Canada) *	906	271,816

Square, Inc., Class A * (a)	1,511	109,564

Twilio, Inc., Class A * (a)	1,418	193,331

Visa, Inc., Class A	584	101,266

Worldpay, Inc., Class A *	1,239	151,876

		2,177,771

Life Sciences Tools & Services — 3.5%

Illumina, Inc. *	912	335,817

Thermo Fisher Scientific, Inc.	775	227,532

		563,349

Personal Products — 1.6%

Estee Lauder Cos., Inc. (The), Class A	1,403	256,830

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — 1.7%

CoStar Group, Inc. *	485	268,719

Road & Rail — 1.5%

Lyft, Inc., Class A *	243	15,981

Norfolk Southern Corp.	1,106	220,419

		236,400

Semiconductors & Semiconductor Equipment — 4.5%

Advanced Micro Devices, Inc. * (a)	6,945	210,907

NVIDIA Corp.	660	108,321

QUALCOMM, Inc.	872	66,363

Texas Instruments, Inc.	1,443	165,622

Xilinx, Inc.	1,378	162,506

		713,719

Software — 16.1%

Adobe, Inc. *	184	54,098

Atlassian Corp. plc, Class A * (a)	1,851	242,159

Microsoft Corp.	7,287	976,153

salesforce.com, Inc. *	1,329	201,679

ServiceNow, Inc. *	1,779	488,529

Synopsys, Inc. *	1,322	170,077

Trade Desk, Inc. (The), Class A * (a)	1,386	315,794

Zendesk, Inc. * (a)	1,267	112,836

		2,561,325

Specialty Retail — 3.4%

Home Depot, Inc. (The)	1,412	293,599

Ross Stores, Inc.	2,549	252,694

		546,293

Technology Hardware, Storage & Peripherals — 2.8%

Apple, Inc.	2,272	449,677

Textiles, Apparel & Luxury Goods — 1.6%

Lululemon Athletica, Inc. *	1,376	248,041

Total Common Stocks (Cost $8,892,960)		15,852,972

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.1%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $177,677)	177,612	177,684

Investment of Cash Collateral from Securities Loaned — 3.2%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	406,028	406,108

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	96,965	96,965

Total Investment of Cash Collateral from Securities Loaned (Cost $503,036)		503,073

Total Investments — 103.9% (Cost $9,573,673)		16,533,729
Liabilities in Excess of Other Assets — (3.9)%		(621,119)

NET ASSETS — 100.0%		15,912,610

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $487,111,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Aerospace & Defense — 2.4%

Arconic, Inc.	166	4,297

General Dynamics Corp.	163	29,691

		33,988

Airlines — 1.6%

Southwest Airlines Co.	446	22,628

Automobiles — 1.0%

Ford Motor Co.	641	6,554

General Motors Co.	212	8,169

		14,723

Banks — 9.3%

Bank of America Corp.	1,033	29,948

Citigroup, Inc.	356	24,933

Citizens Financial Group, Inc.	396	14,006

East West Bancorp, Inc.	268	12,534

Huntington Bancshares, Inc.	480	6,634

KeyCorp	1,642	29,137

US Bancorp	258	13,498

		130,690

Beverages — 0.5%

Coca-Cola Co. (The)	146	7,414

Biotechnology — 0.8%

Alexion Pharmaceuticals, Inc. *	47	6,130

Gilead Sciences, Inc.	86	5,790

		11,920

Building Products — 0.8%

Owens Corning	192	11,192

Capital Markets — 2.5%

Intercontinental Exchange, Inc.	85	7,339

Morgan Stanley	637	27,916

		35,255

Chemicals — 6.0%

Celanese Corp.	51	5,465

DuPont de Nemours, Inc.	120	9,038

Eastman Chemical Co.	196	15,224

FMC Corp.	578	47,904

Linde plc (United Kingdom)	38	7,711

		85,342

Consumer Finance — 0.7%

Capital One Financial Corp.	117	10,598

Containers & Packaging — 1.5%

Crown Holdings, Inc. *	255	15,605

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — continued

Westrock Co.	158	5,751

		21,356

Diversified Financial Services — 2.6%

Berkshire Hathaway, Inc., Class B *	171	36,431

Diversified Telecommunication Services — 1.5%

Verizon Communications, Inc.	373	21,304

Electric Utilities — 3.9%

American Electric Power Co., Inc.	163	14,381

Edison International	145	9,801

Exelon Corp.	156	7,464

NextEra Energy, Inc.	73	14,955

Xcel Energy, Inc.	136	8,085

		54,686

Electrical Equipment — 1.0%

Eaton Corp. plc	174	14,457

Equity Real Estate Investment Trusts (REITs) — 8.0%

Empire State Realty Trust, Inc., Class A	672	9,954

Equinix, Inc.	13	6,758

HCP, Inc.	461	14,749

Mid-America Apartment Communities, Inc.	89	10,457

Prologis, Inc.	122	9,772

SL Green Realty Corp.	164	13,157

Ventas, Inc.	353	24,134

VICI Properties, Inc.	648	14,284

WP Carey, Inc.	121	9,782

		113,047

Food & Staples Retailing — 1.3%

Sprouts Farmers Market, Inc. *	147	2,768

Walmart, Inc.	146	16,087

		18,855

Food Products — 1.7%

General Mills, Inc.	77	4,050

Kellogg Co.	106	5,673

Lamb Weston Holdings, Inc.	233	14,750

		24,473

Health Care Equipment & Supplies — 5.4%

Becton Dickinson and Co.	84	21,270

Boston Scientific Corp. *	570	24,498

Medtronic plc	75	7,304

Zimmer Biomet Holdings, Inc.	191	22,524

		75,596

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 5.2%

Cigna Corp.	217	34,125

CVS Health Corp.	227	12,348

DaVita, Inc. *	290	16,321

Laboratory Corp. of America Holdings *	34	5,861

UnitedHealth Group, Inc.	17	4,221

		72,876

Hotels, Restaurants & Leisure — 2.0%

Carnival Corp.	246	11,456

Norwegian Cruise Line Holdings Ltd. *	315	16,877

		28,333

Household Durables — 2.0%

Lennar Corp., Class A	266	12,910

Mohawk Industries, Inc. *	101	14,836

		27,746

Household Products — 0.2%

Energizer Holdings, Inc.	83	3,223

Insurance — 3.6%

Everest Re Group Ltd.	15	3,807

Hartford Financial Services Group, Inc. (The)	155	8,620

Lincoln National Corp.	85	5,465

MetLife, Inc.	502	24,944

RenaissanceRe Holdings Ltd. (Bermuda)	43	7,637

		50,473

Interactive Media & Services — 0.9%

Alphabet, Inc., Class A *	12	12,777

IT Services — 1.4%

Cognizant Technology Solutions Corp., Class A	209	13,274

Fidelity National Information Services, Inc.	59	7,226

		20,500

Leisure Products — 0.7%

Brunswick Corp.	201	9,233

Machinery — 0.5%

Stanley Black & Decker, Inc.	46	6,652

Media — 7.5%

Altice USA, Inc., Class A *	280	6,828

Charter Communications, Inc., Class A *	96	37,937

Comcast Corp., Class A	1,430	60,477

		105,242

Oil, Gas & Consumable Fuels — 9.1%

Anadarko Petroleum Corp.	223	15,728

Chevron Corp.	206	25,647

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Concho Resources, Inc.	132	13,578

Marathon Petroleum Corp.	609	34,031

Occidental Petroleum Corp.	161	8,115

Pioneer Natural Resources Co.	152	23,387

TC Energy Corp. (Canada)	148	7,319

		127,805

Pharmaceuticals — 5.8%

Eli Lilly & Co.	110	12,194

Merck & Co., Inc.	336	28,173

Pfizer, Inc.	955	41,358

		81,725

Semiconductors & Semiconductor Equipment — 1.1%

Analog Devices, Inc.	81	9,142

First Solar, Inc. *	88	5,747

		14,889

Software — 1.1%

LogMeIn, Inc.	88	6,447

Microsoft Corp.	66	8,828

		15,275

Specialty Retail — 2.3%

Advance Auto Parts, Inc.	90	13,842

Best Buy Co., Inc.	88	6,150

Lowe’s Cos., Inc.	121	12,240

		32,232

Textiles, Apparel & Luxury Goods — 1.0%

Levi Strauss & Co., Class A *	123	2,568

PVH Corp.	86	8,101

Tapestry, Inc.	99	3,129

		13,798

Tobacco — 1.2%

Philip Morris International, Inc.	219	17,159

Wireless Telecommunication Services — 0.5%

T-Mobile US, Inc. *	97	7,184

Total Common Stocks (Cost $1,282,012)		1,391,077

	NO. OF WARRANTS (000)
Warrants — 0.0%

Consumer Finance — 0.0%

Emergent Capital, Inc. expiring 10/1/2019, price 10.75 USD * (Cost $—)	36	—	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.8%

Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $11,519)	11,515	11,520

Total Investments — 99.4% (Cost $1,293,531)		1,402,597
Other Assets Less Liabilities — 0.6%		8,531

NET ASSETS — 100.0%		1,411,128

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Aerospace & Defense — 5.1%

Boeing Co. (The)	335	122,121

General Dynamics Corp.	1,532	278,615

Northrop Grumman Corp.	900	290,701

United Technologies Corp.	239	31,156

		722,593

Air Freight & Logistics — 0.2%

United Parcel Service, Inc., Class B	214	22,149

Auto Components — 0.1%

BorgWarner, Inc.	342	14,353

Banks — 4.6%

Bank of America Corp.	2,577	74,728

Citigroup, Inc.	1,034	72,385

First Republic Bank	48	4,734

Huntington Bancshares, Inc.	8,784	121,399

KeyCorp	8,217	145,853

SunTrust Banks, Inc.	1,475	92,679

SVB Financial Group *	508	114,051

Wells Fargo & Co.	610	28,854

		654,683

Beverages — 4.3%

Coca-Cola Co. (The)	7,828	398,594

Constellation Brands, Inc., Class A	1,067	210,187

PepsiCo, Inc.	52	6,857

		615,638

Biotechnology — 0.7%

Alexion Pharmaceuticals, Inc. *	139	18,151

Celgene Corp. *	530	49,018

Regeneron Pharmaceuticals, Inc. *	38	11,954

Vertex Pharmaceuticals, Inc. *	139	25,528

		104,651

Capital Markets — 2.7%

Ameriprise Financial, Inc.	894	129,826

Charles Schwab Corp. (The)	795	31,946

Intercontinental Exchange, Inc.	48	4,100

Morgan Stanley	5,067	221,964

		387,836

Chemicals — 1.8%

Air Products & Chemicals, Inc.	26	5,930

Corteva, Inc. *	505	14,923

DuPont de Nemours, Inc.	403	30,281

Eastman Chemical Co.	2,123	165,239

Linde plc (United Kingdom)	235	47,249

		263,622

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.0% (a)

Waste Management, Inc.	46	5,347

Consumer Finance — 0.3%

American Express Co.	143	17,711

Capital One Financial Corp.	222	20,166

		37,877

Containers & Packaging — 0.7%

Crown Holdings, Inc. *	1,642	100,324

Diversified Financial Services — 0.3%

Berkshire Hathaway, Inc., Class B *	171	36,434

Diversified Telecommunication Services — 1.5%

Verizon Communications, Inc.	3,698	211,289

Electric Utilities — 3.8%

American Electric Power Co., Inc.	1,552	136,627

Edison International (b)	224	15,095

Exelon Corp.	119	5,707

NextEra Energy, Inc.	894	183,062

Xcel Energy, Inc.	3,350	199,302

		539,793

Electrical Equipment — 1.5%

Eaton Corp. plc	2,574	214,395

Emerson Electric Co.	69	4,626

		219,021

Entertainment — 2.1%

Activision Blizzard, Inc.	114	5,364

Electronic Arts, Inc. *	363	36,728

Netflix, Inc. *	694	255,041

		297,133

Equity Real Estate Investment Trusts (REITs) — 2.4%

Prologis, Inc.	3,614	289,481

Public Storage	43	10,258

Ventas, Inc.	409	27,953

VICI Properties, Inc.	697	15,360

WP Carey, Inc.	54	4,415

		347,467

Food Products — 0.2%

Mondelez International, Inc., Class A	439	23,641

Health Care Equipment & Supplies — 3.4%

Becton Dickinson and Co.	204	51,518

Boston Scientific Corp. *	6,047	259,912

Intuitive Surgical, Inc. * (b)	252	132,120

Zimmer Biomet Holdings, Inc.	392	46,097

		489,647

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 2.9%

Cigna Corp.	1,542	242,910

DaVita, Inc. *	64	3,584

Humana, Inc.	317	84,167

UnitedHealth Group, Inc.	330	80,544

		411,205

Hotels, Restaurants & Leisure — 1.4%

Carnival Corp.	239	11,121

Hilton Worldwide Holdings, Inc.	56	5,461

McDonald’s Corp.	30	6,272

Royal Caribbean Cruises Ltd.	1,130	136,922

Yum! Brands, Inc.	308	34,112

		193,888

Household Durables — 0.4%

Lennar Corp., Class A	1,227	59,444

Household Products — 0.4%

Procter & Gamble Co. (The)	485	53,192

Industrial Conglomerates — 0.5%

Honeywell International, Inc.	438	76,454

Insurance — 1.4%

Allstate Corp. (The)	389	39,595

Arthur J Gallagher & Co.	910	79,691

Hartford Financial Services Group, Inc. (The)	348	19,380

Lincoln National Corp.	366	23,592

MetLife, Inc.	553	27,447

Travelers Cos., Inc. (The)	44	6,636

		196,341

Interactive Media & Services — 5.2%

Alphabet, Inc., Class A *	391	423,485

Alphabet, Inc., Class C *	133	144,181

Facebook, Inc., Class A *	878	169,475

		737,141

Internet & Direct Marketing Retail — 4.3%

Amazon.com, Inc. *	323	611,830

IT Services — 5.8%

Automatic Data Processing, Inc.	334	55,254

Cognizant Technology Solutions Corp., Class A	316	20,011

Fidelity National Information Services, Inc.	109	13,425

Fiserv, Inc. * (b)	473	43,098

Leidos Holdings, Inc.	951	75,914

Mastercard, Inc., Class A	1,138	301,067

PayPal Holdings, Inc. *	559	64,014

Visa, Inc., Class A	1,403	243,475

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

WEX, Inc. *	33	6,814

		823,072

Life Sciences Tools & Services — 1.1%

Thermo Fisher Scientific, Inc.	560	164,562

Machinery — 1.4%

Deere & Co. (b)	177	29,264

Ingersoll-Rand plc	217	27,542

Parker-Hannifin Corp.	107	18,196

Stanley Black & Decker, Inc.	831	120,228

		195,230

Media — 3.3%

Charter Communications, Inc., Class A *	778	307,444

Comcast Corp., Class A	1,748	73,925

Discovery, Inc., Class A * (b)	467	14,323

Discovery, Inc., Class C *	2,713	77,180

		472,872

Multi-Utilities — 0.1%

Sempra Energy	140	19,188

Oil, Gas & Consumable Fuels — 5.3%

Chevron Corp.	1,549	192,723

Concho Resources, Inc.	712	73,444

Diamondback Energy, Inc.	1,579	172,077

EOG Resources, Inc.	1,104	102,890

Marathon Petroleum Corp.	816	45,594

Parsley Energy, Inc., Class A *	3,572	67,909

Pioneer Natural Resources Co.	629	96,849

TC Energy Corp. (Canada)	165	8,194

		759,680

Pharmaceuticals — 5.7%

Bristol-Myers Squibb Co.	1,817	82,416

Elanco Animal Health, Inc. *	98	3,305

Eli Lilly & Co.	245	27,160

Johnson & Johnson	643	89,560

Merck & Co., Inc.	2,358	197,731

Nektar Therapeutics * (b)	586	20,841

Pfizer, Inc.	9,073	393,034

		814,047

Road & Rail — 2.2%

Norfolk Southern Corp.	1,532	305,330

Union Pacific Corp.	85	14,442

		319,772

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 6.2%

Advanced Micro Devices, Inc. *	2,449	74,375

Analog Devices, Inc.	1,255	141,676

Broadcom, Inc.	83	23,919

NVIDIA Corp.	767	125,922

NXP Semiconductors NV (Netherlands)	403	39,288

QUALCOMM, Inc.	73	5,542

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	6,178	241,990

Texas Instruments, Inc.	2,101	241,127

		893,839

Software — 8.6%

Coupa Software, Inc. * (b)	157	19,862

Intuit, Inc.	25	6,621

Microsoft Corp.	6,486	868,912

salesforce.com, Inc. *	1,897	287,886

Workday, Inc., Class A *	239	49,175

		1,232,456

Specialty Retail — 4.0%

Advance Auto Parts, Inc.	640	98,692

AutoZone, Inc. *	6	7,052

Best Buy Co., Inc.	179	12,447

Home Depot, Inc. (The)	341	70,885

Lowe’s Cos., Inc.	350	35,277

O’Reilly Automotive, Inc. * (b)	633	233,688

Ross Stores, Inc.	1,070	106,018

TJX Cos., Inc. (The)	110	5,834

		569,893

Technology Hardware, Storage & Peripherals — 2.0%

Apple, Inc.	1,471	291,217

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	103	8,651

PVH Corp.	1,086	102,781

		111,432

Tobacco — 0.3%

Philip Morris International, Inc.	620	48,705

Trading Companies & Distributors — 0.1%

HD Supply Holdings, Inc. *	265	10,661

Wireless Telecommunication Services — 0.5%

T-Mobile US, Inc. *	1,046	77,583

Total Common Stocks (Cost $10,434,720)		14,237,202

INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.0% (a)

Consumer Finance — 0.0% (a)

Emergent Capital, Inc. expiring 10/1/2019, price 10.75 USD * (Cost $—)	24	—	(c)

	SHARES (000)
Short-Term Investments — 0.6%

Investment Companies — 0.6%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (d) (e) (Cost $88,783)	88,757	88,792

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (d) (e)	13,015	13,017

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (d) (e)	3,902	3,902

Total Investment of Cash Collateral from Securities Loaned (Cost $16,918)		16,919

Total Investments — 100.3% (Cost $10,540,421)		14,342,913
Liabilities in Excess of Other Assets — (0.3)%		(41,416)

NET ASSETS — 100.0%		14,301,497

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
USD	United States Dollar

(a)	Amount rounds to less than 0.1% of net assets.
(b)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $16,917,000.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	60	09/2019	USD	8,832	142

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 122.6%

Common Stocks — 121.4%

Aerospace & Defense — 3.9%

General Dynamics Corp. (a)	642	116,751

Northrop Grumman Corp. (a)	214	69,261

United Technologies Corp.	494	64,325

		250,337

Auto Components — 0.1%

Aptiv plc (a)	93	7,543

Banks — 5.0%

Bank of America Corp. (a)	3,217	93,295

Citigroup, Inc.	917	64,240

First Horizon National Corp.	431	6,429

First Republic Bank	234	22,838

KeyCorp	3,366	59,742

Regions Financial Corp.	349	5,221

SVB Financial Group *	157	35,336

Wells Fargo & Co.	698	33,021

		320,122

Beverages — 2.4%

Coca-Cola Co. (The) (a)	1,910	97,261

Constellation Brands, Inc., Class A	113	22,156

PepsiCo, Inc. (a)	252	33,077

		152,494

Biotechnology — 2.3%

Alexion Pharmaceuticals, Inc. *	232	30,423

Celgene Corp. *	937	86,634

Vertex Pharmaceuticals, Inc. *	151	27,707

		144,764

Building Products — 0.4%

Allegion plc	99	10,969

Masco Corp.	321	12,581

		23,550

Capital Markets — 2.1%

Ameriprise Financial, Inc.	217	31,569

Intercontinental Exchange, Inc.	230	19,777

Morgan Stanley (a)	1,851	81,093

		132,439

Chemicals — 5.3%

Air Products & Chemicals, Inc.	273	61,742

Corteva, Inc. *	1,601	47,340

DuPont de Nemours, Inc.	1,073	80,562

Linde plc (United Kingdom)	731	146,828

RPM International, Inc.	111	6,762

		343,234

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 1.0%

Waste Connections, Inc.	137	13,089

Waste Management, Inc.	453	52,303

		65,392

Consumer Finance — 1.3%

American Express Co.	692	85,471

Diversified Financial Services — 1.1%

Berkshire Hathaway, Inc., Class B * (a)	294	62,706

Voya Financial, Inc.	189	10,436

		73,142

Diversified Telecommunication Services — 0.7%

Verizon Communications, Inc.	735	41,992

Electric Utilities — 4.1%

American Electric Power Co., Inc.	582	51,222

Edison International	163	10,962

Exelon Corp.	1,099	52,671

NextEra Energy, Inc. (a)	443	90,739

Xcel Energy, Inc.	926	55,076

		260,670

Electrical Equipment — 0.3%

Emerson Electric Co.	334	22,315

Entertainment — 2.3%

Activision Blizzard, Inc.	618	29,162

Electronic Arts, Inc. *	519	52,574

Netflix, Inc. * (a)	178	65,491

		147,227

Equity Real Estate Investment Trusts (REITs) — 3.3%

Equinix, Inc.	25	12,670

JBG SMITH Properties	414	16,300

Prologis, Inc.	1,430	114,548

Ventas, Inc.	703	48,038

WP Carey, Inc.	262	21,297

		212,853

Food Products — 0.9%

General Mills, Inc.	374	19,661

Mondelez International, Inc., Class A (a)	675	36,357

		56,018

Health Care Equipment & Supplies — 4.5%

Becton Dickinson and Co.	187	47,057

Boston Scientific Corp. * (a)	2,680	115,192

Intuitive Surgical, Inc. *	76	39,881

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Health Care Equipment & Supplies — continued

Zimmer Biomet Holdings, Inc. (a)	748	88,067

		290,197

Health Care Providers & Services — 3.3%

Anthem, Inc.	42	11,801

Cigna Corp. (a)	513	80,897

DaVita, Inc. *	605	34,042

UnitedHealth Group, Inc. (a)	358	87,461

		214,201

Hotels, Restaurants & Leisure — 2.9%

Hilton Worldwide Holdings, Inc.	270	26,345

McDonald’s Corp.	276	57,362

Royal Caribbean Cruises Ltd.	370	44,826

Yum! Brands, Inc.	546	60,417

		188,950

Household Durables — 0.1%

Lennar Corp., Class A	124	6,009

Household Products — 1.6%

Procter & Gamble Co. (The)	921	100,983

Industrial Conglomerates — 2.1%

Honeywell International, Inc.	774	135,055

Insurance — 2.8%

Allstate Corp. (The)	388	39,455

Arthur J Gallagher & Co.	651	57,036

Axis Capital Holdings Ltd.	221	13,182

Lincoln National Corp.	385	24,805

MetLife, Inc.	280	13,929

Travelers Cos., Inc. (The)	214	32,016

		180,423

Interactive Media & Services — 5.9%

Alphabet, Inc., Class A * (a)	142	154,066

Alphabet, Inc., Class C * (a)	131	141,737

Facebook, Inc., Class A * (a)	427	82,479

		378,282

Internet & Direct Marketing Retail — 4.3%

Amazon.com, Inc. * (a)	139	263,065

Expedia Group, Inc.	103	13,743

		276,808

IT Services — 9.4%

Automatic Data Processing, Inc. (a)	448	74,112

Cognizant Technology Solutions Corp., Class A	391	24,782

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

DXC Technology Co.	60	3,302

Fidelity National Information Services, Inc.	528	64,766

First Data Corp., Class A *	1,424	38,542

Fiserv, Inc. * (a)	863	78,644

Leidos Holdings, Inc.	190	15,187

Mastercard, Inc., Class A (a)	485	128,185

PayPal Holdings, Inc. *	765	87,599

Total System Services, Inc.	74	9,491

Visa, Inc., Class A	261	45,234

WEX, Inc. *	172	35,857

		605,701

Life Sciences Tools & Services — 0.6%

Thermo Fisher Scientific, Inc.	136	39,897

Machinery — 1.5%

Ingersoll-Rand plc	379	48,036

Stanley Black & Decker, Inc.	349	50,520

		98,556

Media — 4.6%

Charter Communications, Inc., Class A *	268	105,852

Comcast Corp., Class A	3,304	139,709

Discovery, Inc., Class A *	1,635	50,195

		295,756

Multi-Utilities — 0.3%

Sempra Energy	134	18,428

Oil, Gas & Consumable Fuels — 8.4%

Chevron Corp.	668	83,118

Concho Resources, Inc.	116	11,920

Continental Resources, Inc. *	171	7,179

Diamondback Energy, Inc.	686	74,747

EOG Resources, Inc. (a)	524	48,771

Marathon Petroleum Corp. (a)	2,369	132,407

ONEOK, Inc.	234	16,119

Parsley Energy, Inc., Class A *	1,998	37,985

Pioneer Natural Resources Co. (a)	442	67,952

TC Energy Corp. (Canada)	1,131	56,000

		536,198

Pharmaceuticals — 4.9%

Bristol-Myers Squibb Co.	684	31,006

Elanco Animal Health, Inc. *	1,022	34,551

Merck & Co., Inc. (a)	1,423	119,320

Pfizer, Inc. (a)	2,977	128,945

		313,822

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Road & Rail — 2.9%

Lyft, Inc., Class A *	212	13,923

Norfolk Southern Corp. (a)	510	101,680

Union Pacific Corp. (a)	412	69,672

		185,275

Semiconductors & Semiconductor Equipment — 6.7%

Advanced Micro Devices, Inc. *	808	24,533

Broadcom, Inc. (a)	432	124,338

NVIDIA Corp. (a)	226	37,190

NXP Semiconductors NV (Netherlands)	290	28,349

QUALCOMM, Inc.	506	38,528

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2,144	83,990

Teradyne, Inc.	74	3,522

Texas Instruments, Inc. (a)	760	87,227

		427,677

Software — 8.6%

Intuit, Inc.	134	35,102

Microsoft Corp. (a)	2,880	385,809

salesforce.com, Inc. * (a)	662	100,391

ServiceNow, Inc. *	80	21,944

VMware, Inc., Class A	57	9,505

		552,751

Specialty Retail — 5.1%

Advance Auto Parts, Inc.	146	22,479

AutoZone, Inc. * (a)	31	34,020

Home Depot, Inc. (The) (a)	341	70,975

Lowe’s Cos., Inc.	690	69,661

O’Reilly Automotive, Inc. *	152	55,978

Ross Stores, Inc.	371	36,733

TJX Cos., Inc. (The)	714	37,751

		327,597

Technology Hardware, Storage & Peripherals — 2.5%

Apple, Inc. (a)	813	161,005

Textiles, Apparel & Luxury Goods — 1.1%

NIKE, Inc., Class B	640	53,751

PVH Corp.	161	15,194

		68,945

Tobacco — 0.5%

Philip Morris International, Inc.	401	31,470

Wireless Telecommunication Services — 0.3%

T-Mobile US, Inc. *	282	20,936

Total Common Stocks (Cost $5,295,210)		7,794,485

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $78,084)	78,054	78,086

Total Long Positions (Cost $5,373,294)		7,872,571

Short Positions — (22.6)%

Common Stocks — (22.6)%

Aerospace & Defense — (0.6)%

Huntington Ingalls Industries, Inc.	(115)	(25,887)

Textron, Inc.	(282)	(14,940)

		(40,827)

Air Freight & Logistics — (0.5)%

CH Robinson Worldwide, Inc.	(310)	(26,109)

Expeditors International of Washington, Inc.	(84)	(6,395)

		(32,504)

Auto Components — (0.3)%

Autoliv, Inc. (Sweden)	(111)	(7,857)

Garrett Motion, Inc. (Switzerland) *	(568)	(8,720)

		(16,577)

Banks — (1.0)%

BancorpSouth Bank	(458)	(13,310)

Bank of Hawaii Corp.	(148)	(12,261)

Commerce Bancshares, Inc.	(190)	(11,341)

First Hawaiian, Inc.	(133)	(3,432)

Fulton Financial Corp.	(397)	(6,496)

Old National Bancorp	(192)	(3,183)

People’s United Financial, Inc.	(858)	(14,403)

		(64,426)

Biotechnology — (0.4)%

Amgen, Inc.	(130)	(23,870)

Building Products — (0.4)%

Johnson Controls International plc	(596)	(24,628)

Lennox International, Inc.	(12)	(3,287)

		(27,915)

Chemicals — (0.7)%

Albemarle Corp.	(185)	(13,034)

Ecolab, Inc.	(103)	(20,280)

PPG Industries, Inc.	(109)	(12,707)

		(46,021)

Commercial Services & Supplies — (0.1)%

Republic Services, Inc.	(43)	(3,767)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Communications Equipment — (0.1)%

Juniper Networks, Inc.	(104)	(2,757)

Containers & Packaging — (0.3)%

International Paper Co.	(205)	(8,895)

Sonoco Products Co.	(127)	(8,328)

		(17,223)

Electric Utilities — (0.9)%

Duke Energy Corp.	(214)	(18,844)

Eversource Energy	(180)	(13,618)

Pinnacle West Capital Corp.	(98)	(9,239)

PPL Corp.	(199)	(6,178)

Southern Co. (The)	(224)	(12,365)

		(60,244)

Electrical Equipment — (0.6)%

Acuity Brands, Inc.	(105)	(14,459)

Hubbell, Inc.	(126)	(16,399)

Rockwell Automation, Inc.	(59)	(9,604)

		(40,462)

Energy Equipment & Services — (1.0)%

Baker Hughes a GE Co.	(835)	(20,576)

Halliburton Co.	(614)	(13,969)

National Oilwell Varco, Inc.	(242)	(5,379)

Schlumberger Ltd.	(578)	(22,961)

		(62,885)

Entertainment — (0.1)%

Viacom, Inc., Class B	(280)	(8,363)

Equity Real Estate Investment Trusts (REITs) — (1.1)%

Apartment Investment & Management Co., Class A	(73)	(3,636)

Boston Properties, Inc.	(71)	(9,139)

Duke Realty Corp.	(202)	(6,400)

Extra Space Storage, Inc.	(118)	(12,571)

Kimco Realty Corp.	(516)	(9,528)

Simon Property Group, Inc.	(136)	(21,790)

Welltower, Inc.	(102)	(8,287)

		(71,351)

Food & Staples Retailing — (0.8)%

Kroger Co. (The)	(936)	(20,322)

Sysco Corp.	(267)	(18,861)

Walgreens Boots Alliance, Inc.	(258)	(14,111)

		(53,294)

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — (0.5)%

Campbell Soup Co.	(317)	(12,690)

Hershey Co. (The)	(46)	(6,102)

Kellogg Co.	(171)	(9,169)

Kraft Heinz Co. (The)	(210)	(6,529)

		(34,490)

Gas Utilities — (0.1)%

National Fuel Gas Co.	(112)	(5,898)

Health Care Equipment & Supplies — (0.6)%

Abbott Laboratories	(272)	(22,878)

Stryker Corp.	(30)	(6,090)

Varian Medical Systems, Inc. *	(84)	(11,437)

		(40,405)

Health Care Providers & Services — (1.1)%

AmerisourceBergen Corp.	(174)	(14,804)

Cardinal Health, Inc.	(509)	(23,954)

Henry Schein, Inc. *	(471)	(32,929)

		(71,687)

Hotels, Restaurants & Leisure — (0.4)%

Chipotle Mexican Grill, Inc. *	(14)	(10,116)

Starbucks Corp.	(217)	(18,157)

		(28,273)

Household Products — (0.6)%

Clorox Co. (The)	(182)	(27,848)

Colgate-Palmolive Co.	(174)	(12,468)

		(40,316)

Industrial Conglomerates — (0.5)%

3M Co.	(166)	(28,854)

Insurance — (0.4)%

Aon plc	(37)	(7,098)

Torchmark Corp.	(177)	(15,876)

		(22,974)

Internet & Direct Marketing Retail — (0.4)%

eBay, Inc.	(702)	(27,714)

IT Services — (0.9)%

Infosys Ltd., ADR (India)	(1,743)	(18,651)

International Business Machines Corp.	(23)	(3,199)

Jack Henry & Associates, Inc.	(70)	(9,331)

Paychex, Inc.	(116)	(9,567)

Western Union Co. (The)	(861)	(17,134)

		(57,882)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Life Sciences Tools & Services — (0.2)%

Mettler-Toledo International, Inc. *	(8)	(6,376)

Waters Corp. *	(38)	(8,236)

		(14,612)

Machinery — (0.5)%

Donaldson Co., Inc.	(122)	(6,202)

Illinois Tool Works, Inc.	(123)	(18,595)

Wabtec Corp.	(85)	(6,118)

		(30,915)

Media — (1.1)%

AMC Networks, Inc., Class A *	(152)	(8,264)

Fox Corp., Class A	(248)	(9,085)

Interpublic Group of Cos., Inc. (The)	(774)	(17,477)

Omnicom Group, Inc.	(425)	(34,821)

		(69,647)

Multiline Retail — (0.1)%

Kohl’s Corp.	(122)	(5,816)

Multi-Utilities — (0.6)%

CenterPoint Energy, Inc.	(213)	(6,108)

Dominion Energy, Inc.	(446)	(34,447)

		(40,555)

Oil, Gas & Consumable Fuels — (2.2)%

Apache Corp.	(843)	(24,432)

ConocoPhillips	(54)	(3,270)

Devon Energy Corp.	(226)	(6,441)

Enbridge, Inc. (Canada)	(509)	(18,356)

Equitrans Midstream Corp.	(289)	(5,688)

Exxon Mobil Corp.	(617)	(47,256)

Hess Corp.	(108)	(6,871)

Kinder Morgan, Inc.	(355)	(7,404)

Occidental Petroleum Corp.	(323)	(16,239)

Targa Resources Corp.	(74)	(2,909)

		(138,866)

Paper & Forest Products — (0.2)%

Domtar Corp.	(324)	(14,441)

Personal Products — (0.1)%

Estee Lauder Cos., Inc. (The), Class A	(18)	(3,234)

Professional Services — (0.3)%

Robert Half International, Inc.	(324)	(18,468)

Road & Rail — (0.3)%

Canadian National Railway Co. (Canada)	(67)	(6,242)

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — continued

JB Hunt Transport Services, Inc.	(101)	(9,255)

Werner Enterprises, Inc.	(108)	(3,342)

		(18,839)

Semiconductors & Semiconductor Equipment — (0.7)%

Applied Materials, Inc.	(299)	(13,430)

Intel Corp.	(307)	(14,719)

Lam Research Corp.	(59)	(11,100)

Micron Technology, Inc. *	(112)	(4,338)

		(43,587)

Software — (0.5)%

Adobe, Inc. *	(11)	(3,217)

Citrix Systems, Inc.	(160)	(15,748)

Splunk, Inc. *	(79)	(9,907)

		(28,872)

Specialty Retail — (0.3)%

Bed Bath & Beyond, Inc.	(440)	(5,117)

CarMax, Inc. *	(82)	(7,101)

Tiffany & Co.	(103)	(9,628)

		(21,846)

Technology Hardware, Storage & Peripherals — (1.1)%

Hewlett Packard Enterprise Co.	(407)	(6,078)

HP, Inc.	(318)	(6,601)

NetApp, Inc.	(136)	(8,394)

Seagate Technology plc	(349)	(16,422)

Western Digital Corp.	(619)	(29,440)

		(66,935)

Total Common Stocks (Proceeds $(1,525,397))		(1,447,612)

Total Short Positions (Proceeds $(1,525,397))		(1,447,612)

Total Investments — 100.0% (Cost $3,847,897)		6,424,959
Liabilities in Excess of Other Assets — 0.0% (d)		(5,951)

NET ASSETS — 100.0%		6,419,008

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

Abbreviations

ADR	American Depositary Receipt

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is approximately $2,009,246,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	259	09/2019	USD	38,125	(156)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.3%

Aerospace & Defense — 2.3%

Boeing Co. (The)	61	22,092

General Dynamics Corp.	258	46,988

Northrop Grumman Corp.	65	20,931

United Technologies Corp.	333	43,411

		133,422

Airlines — 0.4%

Delta Air Lines, Inc.	231	13,093

Southwest Airlines Co.	110	5,576

United Continental Holdings, Inc. *	57	4,991

		23,660

Auto Components — 0.4%

BorgWarner, Inc.	279	11,731

Magna International, Inc. (Canada)	219	10,892

		22,623

Automobiles — 0.2%

General Motors Co.	351	13,536

Banks — 4.8%

Bank of America Corp.	3,050	88,441

Citigroup, Inc.	1,090	76,357

Citizens Financial Group, Inc.	190	6,716

KeyCorp	1,670	29,634

Regions Financial Corp.	553	8,262

SunTrust Banks, Inc.	444	27,902

Wells Fargo & Co.	934	44,214

		281,526

Beverages — 2.3%

Coca-Cola Co. (The)	1,672	85,151

Constellation Brands, Inc., Class A	47	9,317

Molson Coors Brewing Co., Class B	207	11,599

PepsiCo, Inc.	213	27,880

		133,947

Biotechnology — 2.1%

AbbVie, Inc.	97	7,041

Alexion Pharmaceuticals, Inc. *	145	18,962

Amgen, Inc.	42	7,788

Biogen, Inc. *	90	21,025

Celgene Corp. *	233	21,535

Gilead Sciences, Inc.	89	6,030

Regeneron Pharmaceuticals, Inc. *	46	14,473

Vertex Pharmaceuticals, Inc. *	125	22,898

		119,752

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.3%

Masco Corp.	456	17,901

Capital Markets — 3.1%

Ameriprise Financial, Inc.	79	11,482

Bank of New York Mellon Corp. (The)	131	5,790

Charles Schwab Corp. (The)	608	24,428

CME Group, Inc.	29	5,697

Franklin Resources, Inc.	438	15,253

Intercontinental Exchange, Inc.	458	39,341

Invesco Ltd.	424	8,671

Morgan Stanley	1,115	48,829

TD Ameritrade Holding Corp.	362	18,083

		177,574

Chemicals — 2.1%

Celanese Corp.	141	15,222

Corteva, Inc. *	359	10,608

Dow, Inc.	449	22,142

DuPont de Nemours, Inc.	256	19,184

Eastman Chemical Co.	346	26,894

Linde plc (United Kingdom)	92	18,444

LyondellBasell Industries NV, Class A	69	5,969

RPM International, Inc.	47	2,875

		121,338

Commercial Services & Supplies — 0.2%

Cintas Corp.	15	3,493

Waste Management, Inc.	49	5,642

		9,135

Communications Equipment — 0.4%

Cisco Systems, Inc.	332	18,143

Motorola Solutions, Inc.	24	3,967

		22,110

Consumer Finance — 1.1%

American Express Co.	201	24,817

Capital One Financial Corp.	293	26,604

Synchrony Financial	335	11,604

		63,025

Containers & Packaging — 0.6%

Avery Dennison Corp.	70	8,068

Crown Holdings, Inc. *	190	11,618

Packaging Corp. of America	73	6,996

Westrock Co.	212	7,739

		34,421

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Consumer Services — 0.0% (a)

H&R Block, Inc.	95	2,796

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	458	97,574

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc.	1,150	65,694

Electric Utilities — 2.9%

American Electric Power Co., Inc.	349	30,737

Edison International	340	22,933

Exelon Corp.	834	39,958

FirstEnergy Corp.	3	135

NextEra Energy, Inc.	218	44,760

Xcel Energy, Inc.	546	32,506

		171,029

Electrical Equipment — 0.9%

Eaton Corp. plc	578	48,136

Emerson Electric Co.	50	3,363

		51,499

Entertainment — 2.0%

Electronic Arts, Inc. *	277	28,078

Netflix, Inc. *	130	47,704

Walt Disney Co. (The)	274	38,327

		114,109

Equity Real Estate Investment Trusts (REITs) — 2.3%

AvalonBay Communities, Inc.	131	26,529

Boston Properties, Inc.	49	6,320

Digital Realty Trust, Inc.	36	4,272

Equinix, Inc.	21	10,429

Equity Residential	100	7,583

Federal Realty Investment Trust	89	11,412

Host Hotels & Resorts, Inc.	404	7,357

Mid-America Apartment Communities, Inc.	26	3,050

Prologis, Inc.	337	26,998

Public Storage	25	6,026

Ventas, Inc.	133	9,085

Vornado Realty Trust	245	15,726

		134,787

Food Products — 0.9%

Conagra Brands, Inc.	120	3,185

General Mills, Inc.	163	8,561

Mondelez International, Inc., Class A	770	41,492

		53,238

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 3.1%

Baxter International, Inc.	81	6,626

Becton Dickinson and Co.	38	9,534

Boston Scientific Corp. *	1,250	53,738

Danaher Corp.	30	4,238

Intuitive Surgical, Inc. *	19	10,040

Medtronic plc	563	54,836

Zimmer Biomet Holdings, Inc.	350	41,203

		180,215

Health Care Providers & Services — 2.8%

Anthem, Inc.	101	28,548

Cigna Corp.	330	52,000

CVS Health Corp.	88	4,778

McKesson Corp.	13	1,700

UnitedHealth Group, Inc.	308	75,109

		162,135

Hotels, Restaurants & Leisure — 1.2%

Hilton Worldwide Holdings, Inc.	216	21,103

Royal Caribbean Cruises Ltd.	50	6,077

Yum! Brands, Inc.	360	39,797

		66,977

Household Durables — 0.2%

Lennar Corp., Class A	289	14,009

Household Products — 1.0%

Procter & Gamble Co. (The)	539	59,139

Industrial Conglomerates — 1.1%

Honeywell International, Inc.	367	64,095

Insurance — 2.3%

Allstate Corp. (The)	162	16,429

American International Group, Inc.	416	22,184

Arthur J Gallagher & Co.	101	8,820

Everest Re Group Ltd.	32	7,814

Hartford Financial Services Group, Inc. (The)	423	23,562

Lincoln National Corp.	297	19,110

MetLife, Inc.	760	37,741

		135,660

Interactive Media & Services — 4.2%

Alphabet, Inc., Class A *	87	94,626

Alphabet, Inc., Class C *	83	89,207

Facebook, Inc., Class A *	302	58,211

		242,044

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 4.1%

Amazon.com, Inc. *	109	207,182

Booking Holdings, Inc. *	5	9,598

Expedia Group, Inc.	165	21,969

		238,749

IT Services — 5.7%

Accenture plc, Class A	125	23,170

Automatic Data Processing, Inc.	424	70,171

Cognizant Technology Solutions Corp., Class A	320	20,253

Fidelity National Information Services, Inc.	41	5,082

First Data Corp., Class A *	228	6,171

Mastercard, Inc., Class A	348	92,054

PayPal Holdings, Inc. *	509	58,243

Visa, Inc., Class A	339	58,856

		334,000

Life Sciences Tools & Services — 1.2%

Agilent Technologies, Inc.	76	5,693

Illumina, Inc. *	35	12,985

Thermo Fisher Scientific, Inc.	183	53,661

		72,339

Machinery — 2.4%

Caterpillar, Inc.	23	3,067

Cummins, Inc.	172	29,400

Deere & Co.	106	17,646

Ingersoll-Rand plc	187	23,748

PACCAR, Inc.	392	28,060

Parker-Hannifin Corp.	32	5,372

Snap-on, Inc.	56	9,332

Stanley Black & Decker, Inc.	163	23,611

		140,236

Media — 3.0%

Altice USA, Inc., Class A *	374	9,099

Charter Communications, Inc., Class A*	118	46,544

Comcast Corp., Class A	2,074	87,701

Discovery, Inc., Class A *	523	16,060

Discovery, Inc., Class C *	467	13,277

		172,681

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	309	3,585

Newmont Goldcorp Corp.	112	4,308

		7,893

Multiline Retail — 0.3%

Dollar General Corp.	133	18,033

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 0.4%

Sempra Energy	160	21,946

Oil, Gas & Consumable Fuels — 5.1%

Chevron Corp.	724	90,138

Concho Resources, Inc.	54	5,554

Diamondback Energy, Inc.	220	23,972

EOG Resources, Inc.	523	48,748

Exxon Mobil Corp.	316	24,182

Marathon Petroleum Corp.	760	42,449

ONEOK, Inc.	303	20,856

Parsley Energy, Inc., Class A *	137	2,604

Phillips 66	28	2,619

Pioneer Natural Resources Co.	221	34,048

		295,170

Pharmaceuticals — 4.9%

Allergan plc	98	16,410

Bristol-Myers Squibb Co.	276	12,534

Eli Lilly & Co.	374	41,458

Johnson & Johnson	483	67,243

Merck & Co., Inc.	872	73,100

Pfizer, Inc.	1,634	70,798

Zoetis, Inc.	31	3,507

		285,050

Road & Rail — 2.0%

Lyft, Inc., Class A *	115	7,583

Norfolk Southern Corp.	291	57,987

Union Pacific Corp.	284	47,946

		113,516

Semiconductors & Semiconductor Equipment — 4.0%

Analog Devices, Inc.	515	58,155

Intel Corp.	220	10,554

Marvell Technology Group Ltd.	230	5,500

NVIDIA Corp.	247	40,526

NXP Semiconductors NV (Netherlands)	181	17,628

QUALCOMM, Inc.	84	6,382

Teradyne, Inc.	436	20,883

Texas Instruments, Inc.	662	75,949

		235,577

Software — 7.0%

Intuit, Inc.	93	24,322

Microsoft Corp.	2,231	298,803

Oracle Corp.	375	21,335

salesforce.com, Inc. *	328	49,837

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

VMware, Inc., Class A	50	8,294

Workday, Inc., Class A *	11	2,210

		404,801

Specialty Retail — 4.7%

Advance Auto Parts, Inc.	99	15,232

AutoZone, Inc. *	39	42,363

Best Buy Co., Inc.	329	22,951

Home Depot, Inc. (The)	342	71,126

Lowe’s Cos., Inc.	440	44,394

O’Reilly Automotive, Inc. *	49	18,148

Ross Stores, Inc.	280	27,767

TJX Cos., Inc. (The)	580	30,668

		272,649

Technology Hardware, Storage & Peripherals — 4.2%

Apple, Inc.	1,072	212,113

Hewlett Packard Enterprise Co.	1,246	18,622

HP, Inc.	789	16,408

		247,143

Textiles, Apparel & Luxury Goods — 0.6%

NIKE, Inc., Class B	296	24,816

PVH Corp.	133	12,603

		37,419

Tobacco — 1.3%

Altria Group, Inc.	328	15,530

Philip Morris International, Inc.	739	58,028

		73,558

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — 0.1%

HD Supply Holdings, Inc. *	137	5,509

Wireless Telecommunication Services — 0.2%

T-Mobile US, Inc. *	120	8,908

Total Common Stocks (Cost $3,942,122)		5,774,147

Short-Term Investments — 0.7%

Investment Companies — 0.7%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $39,673)	39,661	39,677

Total Investments — 100.0% (Cost $3,981,795)		5,813,824
Other Assets Less Liabilities — 0.0% (a)		1,522

NET ASSETS — 100.0%		5,815,346

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	268	09/2019	USD	39,450	636

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$103,969		$22,607,922		$637,861
Investments in affiliates, at value	2,779		1,052,315		20,398
Cash	7		1,897		30
Receivables:
Investment securities sold	425		60,248		2,858
Fund shares sold	1		43,185		249
Dividends from non-affiliates	64		33,416		809
Dividends from affiliates	—	(a)	71		1
Due from adviser	4		—		—
Other assets	10		—		—

Total Assets	107,259		23,799,054		662,206

LIABILITIES:
Payables:
Investment securities purchased	325		95,920		8,868
Fund shares redeemed	20		26,764		285
Accrued liabilities:
Investment advisory fees	—		7,482		170
Administration fees	—		1,120		14
Distribution fees	3		1,603		115
Service fees	17		2,959		123
Custodian and accounting fees	11		155		12
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—
Audit fees	26		27		25
Printing and mailing cost	23		503		20
Other	6		74		71

Total Liabilities	431		136,607		9,703

Net Assets	$106,828		$23,662,447		$652,503

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Growth and Income Fund
NET ASSETS:
Paid-in-Capital	$63,171	$17,794,033	$427,987
Total distributable earnings (loss) (a)	43,657	5,868,414	224,516

Total Net Assets	$106,828	$23,662,447	$652,503

Net Assets:
Class A	$5,511	$3,277,249	$490,597
Class C	3,084	1,434,793	26,032
Class I	75,887	9,013,293	94,500
Class R2	—	93,453	108
Class R3	—	137,142	24
Class R4	—	66,602	24
Class R5	—	1,422,483	74
Class R6	22,346	8,217,432	41,144

Total	$106,828	$23,662,447	$652,503

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	183	183,839	9,844
Class C	106	82,148	584
Class I	2,480	496,777	1,793
Class R2	—	5,268	2
Class R3	—	7,699	1
Class R4	—	3,673	1
Class R5	—	78,348	1
Class R6	733	452,925	775

Net Asset Value (b):
Class A — Redemption price per share	$30.15	$17.83	$49.84
Class C — Offering price per share (c)	29.01	17.47	44.59
Class I — Offering and redemption price per share	30.60	18.14	52.69
Class R2 — Offering and redemption price per share	—	17.74	50.01
Class R3 — Offering and redemption price per share	—	17.81	52.66
Class R4 — Offering and redemption price per share	—	18.13	52.69
Class R5 — Offering and redemption price per share	—	18.16	53.06
Class R6 — Offering and redemption price per share	30.48	18.14	53.08
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.82	$18.82	$52.60

Cost of investments in non-affiliates	$72,201	$16,671,384	$424,845
Cost of investments in affiliates	2,779	1,052,234	20,397

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$4,975,021	$15,852,972		$1,391,077
Investments in affiliates, at value	232,451	177,684		11,520
Investment of cash collateral received from securities loaned, at value (See Note 2.E.)	—	503,073		—
Options purchased, at value	65,557	—		—
Cash	—	225		47
Deposits at broker for futures contracts	10,161	—		—
Receivables:
Investment securities sold	74,123	51,850		13,842
Fund shares sold	42,540	23,113		616
Dividends from non-affiliates	4,260	1,239		2,238
Dividends from affiliates	313	12		1
Securities lending income (See Note 2.E.)	—	80		—	(a)
Variation margin on futures contracts	795	—		—
Other assets	43	—		—

Total Assets	5,405,264	16,610,248		1,419,341

LIABILITIES:
Payables:
Investment securities purchased	275,950	160,802		6,012
Collateral received on securities loaned (See Note 2.E.)	—	503,073		—
Fund shares redeemed	4,794	25,218		1,436
Outstanding options written, at fair value	66,202	—		—
Accrued liabilities:
Investment advisory fees	956	5,263		390
Administration fees	286	150		45
Distribution fees	157	885		74
Service fees	921	1,638		111
Custodian and accounting fees	56	110		21
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—
Audit fees	41	148		25
Printing and mailing cost	79	331		70
Other	16	20		29

Total Liabilities	349,458	697,638		8,213

Net Assets	$5,055,806	$15,912,610		$1,411,128

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
NET ASSETS:
Paid-in-Capital	$4,750,430	$7,855,854	$1,357,029
Total distributable earnings (loss) (a)	305,376	8,056,756	54,099

Total Net Assets	$5,055,806	$15,912,610	$1,411,128

Net Assets:
Class A	$296,242	$2,466,910	$153,809
Class C	158,602	518,116	55,009
Class I	4,214,453	4,691,515	301,663
Class R2	—	138,030	21,489
Class R3	—	45,376	19
Class R4	—	10,740	14,545
Class R5	1,893	702,536	30,522
Class R6	384,616	7,339,387	834,072

Total	$5,055,806	$15,912,610	$1,411,128

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14,643	58,916	10,903
Class C	7,889	16,027	4,077
Class I	207,821	110,493	21,779
Class R2	—	3,423	1,537
Class R3	—	1,078	1
Class R4	—	253	1,031
Class R5	93	16,173	2,181
Class R6	18,928	167,640	59,992

Net Asset Value (b):
Class A — Redemption price per share	$20.23	$41.87	$14.11
Class C — Offering price per share (c)	20.10	32.33	13.49
Class I — Offering and redemption price per share	20.28	42.46	13.85
Class R2 — Offering and redemption price per share	—	40.32	13.98
Class R3 — Offering and redemption price per share	—	42.10	13.84
Class R4 — Offering and redemption price per share	—	42.45	14.11
Class R5 — Offering and redemption price per share	20.32	43.44	14.00
Class R6 — Offering and redemption price per share	20.32	43.78	13.90
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.35	$44.19	$14.89

Cost of investments in non-affiliates	$4,389,433	$8,892,960	$1,282,012
Cost of investments in affiliates	232,451	177,677	11,519
Cost of options purchased	67,168	—	—
Investment securities on loan, at value (See Note 2.E.)	—	487,111	—
Cost of investment of cash collateral (See Note 2.E.)	—	503,036	—
Premiums received from options written	64,855	—	—

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$14,237,202		$7,794,485		$5,774,147
Investments in affiliates, at value	88,792		78,086		39,677
Investment of cash collateral received from securities loaned, at value (See Note 2.E.)	16,919		—		—
Cash	417		408		114
Deposits at broker for futures contracts	900		1,832		1,888
Receivables:
Investment securities sold	33,498		72,793		16,471
Fund shares sold	10,627		2,808		1,588
Dividends from non-affiliates	18,514		8,981		5,130
Dividends from affiliates	6		5		3
Securities lending income (See Note 2.E.)	4		—		—
Variation margin on futures contracts	—		169		176

Total Assets	14,406,879		7,959,567		5,839,194

LIABILITIES:
Payables:
Due to broker for securities sold short	—		—	(a)	—
Distributions	—	(a)	—		—
Securities sold short, at value	—		1,447,612		—
Dividend expense to non-affiliates on securities sold short	—		2,853		—
Investment securities purchased	54,672		76,556		15,451
Interest expense to non-affiliates on securities sold short	—		674		—
Collateral received on securities loaned (See Note 2.E.)	16,919		—		—
Fund shares redeemed	26,235		7,755		6,783
Variation margin on futures contracts	283		—		—
Accrued liabilities:
Investment advisory fees	4,346		3,474		947
Administration fees	608		225		205
Distribution fees	629		209		42
Service fees	883		693		70
Custodian and accounting fees	128		135		55
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—	(a)
Audit fees	28		33		27
Printing and mailing cost	434		233		208
Other	217		107		60

Total Liabilities	105,382		1,540,559		23,848

Net Assets	$14,301,497		$6,419,008		$5,815,346

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$9,780,868	$3,481,011	$3,758,883
Total distributable earnings (loss) (a)	4,520,629	2,937,997	2,056,463

Total Net Assets	$14,301,497	$6,419,008	$5,815,346

Net Assets:
Class A	$1,556,392	$678,071	$207,809
Class C	289,675	108,332	—
Class I	1,121,609	4,740,691	232,077
Class L	1,552,520	—	422,351
Class R2	244,356	5,304	—
Class R3	111,902	—	—
Class R4	22,870	—	—
Class R5	842,888	99,113	—
Class R6	8,559,285	787,497	4,953,109

Total	$14,301,497	$6,419,008	$5,815,346

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	98,153	24,648	7,590
Class C	18,921	4,186	—
Class I	70,500	169,684	8,392
Class L	97,433	—	15,298
Class R2	15,563	199	—
Class R3	7,082	—	—
Class R4	1,439	—	—
Class R5	52,879	3,529	—
Class R6	535,938	28,059	179,325

Net Asset Value (b):
Class A — Redemption price per share	$15.86	$27.51	$27.38
Class C — Offering price per share (c)	15.31	25.88	—
Class I — Offering and redemption price per share	15.91	27.94	27.65
Class L — Offering and redemption price per share	15.93	—	27.61
Class R2 — Offering and redemption price per share	15.70	26.62	—
Class R3 — Offering and redemption price per share	15.80	—	—
Class R4 — Offering and redemption price per share	15.89	—	—
Class R5 — Offering and redemption price per share	15.94	28.08	—
Class R6 — Offering and redemption price per share	15.97	28.07	27.62
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.74	$29.03	$28.90

Cost of investments in non-affiliates	$10,434,720	$5,295,210	$3,942,122
Cost of investments in affiliates	88,783	78,084	39,673
Investment securities on loan, at value (See Note 2.E.)	16,917	—	—
Cost of investment of cash collateral (See Note 2.E.)	16,918	—	—
Proceeds from securities sold short	—	1,525,397	—

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$—	$—	(a)
Interest income from affiliates	—	(a)	—	—
Dividend income from non-affiliates	2,361		548,338	16,327
Dividend income from affiliates	113		14,089	406
Income from securities lending (net) (See Note 2.E.)	—	(a)	—	—

Total investment income	2,474		562,427	16,733

EXPENSES:
Investment advisory fees	1,035		78,589	2,522
Administration fees	136		13,912	492
Distribution fees:
Class A	12		7,631	1,204
Class C	22		10,193	182
Class R2	—		432	1
Class R3	—		273	—	(a)
Service fees:
Class A	12		7,631	1,204
Class C	7		3,397	61
Class I	377		18,772	218
Class R2	—		216	—	(a)
Class R3	—		273	—	(a)
Class R4	—		93	—	(a)
Class R5	—		1,223	—	(a)
Custodian and accounting fees	29		475	35
Professional fees	62		260	63
Trustees’ and Chief Compliance Officer’s fees	26		100	27
Printing and mailing costs	66		1,152	45
Registration and filing fees	72		452	146
Transfer agency fees (See Note 2.H.)	6		650	154
Other	16		329	22

Total expenses	1,878		146,053	6,376

Less fees waived	(422)		(1,255)	(771)
Less expense reimbursements	(3)		—	(2)

Net expenses	1,453		144,798	5,603

Net investment income (loss)	1,021		417,629	11,130

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	25,683		261,942	16,767
Investments in affiliates	—	(a)	24	—	(a)

Net realized gain (loss)	25,683		261,966	16,767

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(16,976)		1,549,882	12,930
Investments in affiliates	—	(a)	81	1

Change in net unrealized appreciation/depreciation	(16,976)		1,549,963	12,931

Net realized/unrealized gains (losses)	8,707		1,811,929	29,698

Change in net assets resulting from operations	$9,728		$2,229,558	$40,828

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$390	$— (a)	$— (a)
Interest income from affiliates	3	— (a)	— (a)
Dividend income from non-affiliates	64,663	93,466	33,084
Dividend income from affiliates	1,966	8,930	732
Income from securities lending (net) (See Note 2.E.)	—	639	14

Total investment income	67,022	103,035	33,830

EXPENSES:
Investment advisory fees	8,802	72,709	6,351
Administration fees	2,729	10,813	1,243
Distribution fees:
Class A	676	5,884	483
Class C	865	3,910	480
Class R2	—	729	102
Class R3 (b)	—	56	— (a)
Service fees:
Class A	676	5,884	483
Class C	288	1,303	160
Class I	7,249	10,884	873
Class R2	—	364	51
Class R3 (b)	—	57	— (a)
Class R4 (b)	—	18	18
Class R5	1	766	30
Custodian and accounting fees	176	354	58
Interest expense to affiliates	— (a)	—	1
Professional fees	127	221	78
Trustees’ and Chief Compliance Officer’s fees	37	81	31
Printing and mailing costs	250	385	204
Registration and filing fees	403	98	140
Transfer agency fees (See Note 2.H.)	52	493	94
Other	273	253	37

Total expenses	22,604	115,262	10,917

Less fees waived	(464)	(22,143)	(1,319)
Less expense reimbursements	(7)	(61)	(24)

Net expenses	22,133	93,058	9,574

Net investment income (loss)	44,889	9,977	24,256

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(33,983)	2,059,616	(38,070)
Investments in affiliates	—	— (a)	2
Options purchased	73,119	—	—
Futures contracts	9,123	—	—
Options written	(247,518)	—	—

Net realized gain (loss)	(199,259)	2,059,616	(38,069)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	380,487	(142,318)	29,359
Investments in affiliates	—	44	1
Options purchased	(2,097)	—	—
Futures contracts	1,242	—	—
Options written	(2,383)	—	—

Change in net unrealized appreciation/depreciation	377,249	(142,274)	29,360

Net realized/unrealized gains (losses)	177,990	1,917,342	(8,709)

Change in net assets resulting from operations	$222,879	$1,927,319	$15,547

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019 (continued)

(Amounts in thousands)

	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$40	$28	$82
Interest income from affiliates	— (a)	1	— (a)
Dividend income from non-affiliates	241,455	165,060	116,735
Dividend income from affiliates	3,124	1,620	1,065
Income from securities lending (net) (See Note 2.E.)	391	—	—

Total investment income	245,010	166,709	117,882

EXPENSES:
Investment advisory fees	57,366	58,883	15,980
Administration fees	10,754	6,199	4,998
Distribution fees:
Class A	3,403	1,755	593
Class C	2,230	1,049	—
Class R2	1,261	29	—
Class R3	218	—	—
Service fees:
Class A	3,403	1,755	593
Class C	743	350	—
Class I	3,549	14,024	605
Class L	1,621	—	444
Class R2	631	15	—
Class R3	218	—	—
Class R4	40	—	—
Class R5	883	122	—
Custodian and accounting fees	405	439	168
Interest expense to affiliates	— (a)	5	—
Professional fees	220	206	129
Trustees’ and Chief Compliance Officer’s fees	72	53	48
Printing and mailing costs	594	356	250
Registration and filing fees	288	220	100
Transfer agency fees (See Note 2.H.)	400	156	87
Other	292	119	105
Dividend expense to non-affiliates on securities sold short	—	53,966	—
Interest expense to non-affiliates on securities sold short	—	11,308	—

Total expenses	88,591	151,009	24,100

Less fees waived	(7,303)	(17,912)	(6,649)
Less expense reimbursements	(82)	(8)	(44)

Net expenses	81,206	133,089	17,407

Net investment income (loss)	163,804	33,620	100,475

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,323,798	985,417	514,416
Investments in affiliates	5	2	1
Futures contracts	(3,646)	(1,782)	2,849
Securities sold short	—	(20,712)	—

Net realized gain (loss)	1,320,157	962,925	517,266

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(181,734)	(545,893)	(26,963)
Investments in affiliates	10	2	4
Futures contracts	1,388	(181)	2,067
Securities sold short	—	(15,422)	—

Change in net unrealized appreciation/depreciation	(180,336)	(561,494)	(24,892)

Net realized/unrealized gains (losses)	1,139,821	401,431	492,374

Change in net assets resulting from operations	$1,303,625	$435,051	$592,849

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,021	$1,117	$417,629	$290,322
Net realized gain (loss)	25,683	10,273	261,966	305,643
Change in net unrealized appreciation/depreciation	(16,976)	18,485	1,549,963	913,007

Change in net assets resulting from operations	9,728	29,875	2,229,558	1,508,972

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(681)	(186)	(140,305)	(76,031)
Class C	(399)	(170)	(57,794)	(28,299)
Class I	(14,230)	(10,710)	(356,669)	(150,432)
Class R2	—	—	(3,859)	(1,994)
Class R3	—	—	(5,148)	(1,758)
Class R4	—	—	(1,500)	(453)
Class R5	—	—	(59,529)	(29,159)
Class R6 (b)	(2)	—	(310,524)	(133,346)

Total distributions to shareholders	(15,312)	(11,066)	(935,328)	(421,472)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(140,958)	47,717	5,113,722	1,214,083

NET ASSETS:
Change in net assets	(146,542)	66,526	6,407,952	2,301,583
Beginning of period	253,370	186,844	17,254,495	14,952,912

End of period	$106,828	$253,370	$23,662,447	$17,254,495

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund
Class A
From net investment income	$(1)	$(46,891)
From net realized gains	(185)	(29,140)
Class C
From net investment income	—	(15,879)
From net realized gains	(170)	(12,420)
Class I
From net investment income	(511)	(99,810)
From net realized gains	(10,199)	(50,622)
Class R2
From net investment income	—	(1,158)
From net realized gains	—	(836)
Class R3
From net investment income	—	(1,008)
From net realized gains	—	(750)
Class R4
From net investment income	—	(300)
From net realized gains	—	(153)
Class R5
From net investment income	—	(19,165)
From net realized gains	—	(9,994)
Class R6 (b)
From net investment income	—	(91,009)
From net realized gains	—	(42,337)

(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,130	$7,601	$44,889	$17,706
Net realized gain (loss)	16,767	36,587	(199,259)	(52,720)
Change in net unrealized appreciation/depreciation	12,931	20,167	377,249	131,026

Change in net assets resulting from operations	40,828	64,355	222,879	96,012

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(28,923)	(25,010)	(2,575)	(1,774)
Class C	(1,489)	(1,315)	(707)	(200)
Class I	(5,085)	(4,029)	(36,679)	(14,219)
Class R2	(6)	(1)	—	—
Class R3 (b)	(1)	(1)	—	—
Class R4 (b)	(1)	(1)	—	—
Class R5	(3)	(3)	(7)	(1)
Class R6	(2,303)	(501)	(3,472)	(485)

Total distributions to shareholders	(37,811)	(30,861)	(43,440)	(16,679)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	38,723	37,564	2,447,975	1,585,763

NET ASSETS:
Change in net assets	41,740	71,058	2,627,414	1,665,096
Beginning of period	610,763	539,705	2,428,392	763,296

End of period	$652,503	$610,763	$5,055,806	$2,428,392

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund
Class A
From net investment income	$(5,773)	$(1,774)
From net realized gains	(19,237)	—
Class C
From net investment income	(226)	(200)
From net realized gains	(1,089)	—
Class I
From net investment income	(1,045)	(14,219)
From net realized gains	(2,984)	—
Class R2
From net investment income	— (c)	—
From net realized gains	(1)	—
Class R3 (b)
From net investment income	— (c)	—
From net realized gains	(1)	—
Class R4 (b)
From net investment income	— (c)	—
From net realized gains	(1)	—
Class R5
From net investment income	(1)	(1)
From net realized gains	(2)	—
Class R6
From net investment income	(304)	(485)
From net realized gains	(197)	—

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,977	$716	$24,256	$17,087
Net realized gain (loss)	2,059,616	1,428,027	(38,069)	104,778
Change in net unrealized appreciation/depreciation	(142,274)	1,838,302	29,360	(52,694)

Change in net assets resulting from operations	1,927,319	3,267,045	15,547	69,171

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(290,662)	(341,736)	(14,350)	(20,288)
Class C	(80,926)	(78,411)	(4,699)	(4,929)
Class I	(537,464)	(495,445)	(26,304)	(26,336)
Class R2	(19,576)	(20,556)	(1,479)	(937)
Class R3 (b)	(2,356)	(239)	(1)	—
Class R4 (b)	(823)	(1,429)	(93)	—
Class R5	(94,352)	(107,511)	(2,258)	(2,015)
Class R6	(744,597)	(610,039)	(70,128)	(68,722)

Total distributions to shareholders	(1,770,756)	(1,655,366)	(119,312)	(123,227)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,405,460	462,204	(137,459)	654,144

NET ASSETS:
Change in net assets	1,562,023	2,073,883	(241,224)	600,088
Beginning of period	14,350,587	12,276,704	1,652,352	1,052,264

End of period	$15,912,610	$14,350,587	$1,411,128	$1,652,352

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
Class A
From net investment income	$—	$(1,957)
From net realized gains	(341,736)	(18,331)
Class C
From net investment income	—	(250)
From net realized gains	(78,411)	(4,679)
Class I
From net investment income	—	(3,416)
From net realized gains	(495,445)	(22,920)
Class R2
From net investment income	—	(82)
From net realized gains	(20,556)	(855)
Class R3 (b)
From net realized gains	(239)	—
Class R4 (b)
From net realized gains	(1,429)	—
Class R5
From net investment income	—	(276)
From net realized gains	(107,511)	(1,739)
Class R6
From net investment income	—	(10,517)
From net realized gains	(610,039)	(58,205)

(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$163,804	$158,433	$33,620	$22,951
Net realized gain (loss)	1,320,157	1,679,988	962,925	1,328,180
Change in net unrealized appreciation/depreciation	(180,336)	109,913	(561,494)	(170,779)

Change in net assets resulting from operations	1,303,625	1,948,334	435,051	1,180,352

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(145,610)	(113,310)	(96,383)	(103,489)
Class C	(34,523)	(23,352)	(20,837)	(23,856)
Class I	(176,401)	(122,404)	(784,212)	(794,977)
Class L	(197,302)	(146,714)	—	—
Class R2	(28,317)	(21,453)	(839)	(836)
Class R3	(10,133)	(4,039)	—	—
Class R4	(1,931)	(504)	—	—
Class R5	(104,750)	(78,990)	(16,031)	(16,620)
Class R6 (b)	(936,749)	(778,839)	(193,852)	(251,239)

Total distributions to shareholders	(1,635,716)	(1,289,605)	(1,112,154)	(1,191,017)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(424,509)	102,375	(1,932,512)	(202,590)

NET ASSETS:
Change in net assets	(756,600)	761,104	(2,609,615)	(213,255)
Beginning of period	15,058,097	14,296,993	9,028,623	9,241,878

End of period	$14,301,497	$15,058,097	$6,419,008	$9,028,623

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
Class A
From net investment income	$(9,388)	$—
From net realized gains	(103,922)	(103,489)
Class C
From net investment income	(716)	—
From net realized gains	(22,636)	(23,856)
Class I
From net investment income	(13,503)	(5,329)
From net realized gains	(108,901)	(789,648)
Class L
From net investment income	(17,778)	—
From net realized gains	(128,936)	—
Class R2
From net investment income	(1,146)	—
From net realized gains	(20,307)	(836)
Class R3
From net investment income	(344)	—
From net realized gains	(3,695)	—
Class R4
From net investment income	(64)	—
From net realized gains	(440)	—
Class R5
From net investment income	(10,060)	(379)
From net realized gains	(68,930)	(16,241)
Class R6 (b)
From net investment income	(104,163)	(7,053)
From net realized gains	(674,676)	(244,186)

(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$100,475	$107,440
Net realized gain (loss)	517,266	652,092
Change in net unrealized appreciation/depreciation	(24,892)	214,392

Change in net assets resulting from operations	592,849	973,924

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(27,920)	(3,827)
Class I	(27,285)	(3,737)
Class L	(51,150)	(9,307)
Class R6	(633,551)	(86,761)

Total distributions to shareholders	(739,906)	(103,632)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(774,687)	(1,539,735)

NET ASSETS:
Change in net assets	(921,744)	(669,443)
Beginning of period	6,737,090	7,406,533

End of period	$5,815,346	$6,737,090

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

JPMorgan U.S. Research Enhanced Equity Fund
Class A
From net investment income	$(3,827)
Class I
From net investment income	(3,737)
Class L
From net investment income	(9,307)
Class R6
From net investment income	(86,761)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,435	$1,177	$755,202	$525,531
Distributions reinvested	681	186	133,800	71,651
Cost of shares redeemed	(1,458)	(971)	(824,132)	(975,605)

Change in net assets resulting from Class A capital transactions	$1,658	$392	$64,870	$(378,423)

Class C
Proceeds from shares issued	$529	$529	$284,340	$158,580
Distributions reinvested	399	170	51,095	25,015
Cost of shares redeemed	(688)	(1,305)	(286,413)	(358,771)

Change in net assets resulting from Class C capital transactions	$240	$(606)	$49,022	$(175,176)

Class I
Proceeds from shares issued	$23,367	$81,292	$3,482,287	$1,983,704
Distributions reinvested	14,130	10,677	318,091	131,986
Cost of shares redeemed	(198,184)	(44,038)	(1,602,290)	(2,734,993)

Change in net assets resulting from Class I capital transactions	$(160,687)	$47,931	$2,198,088	$(619,303)

Class R2
Proceeds from shares issued	$—	$—	$30,350	$18,053
Distributions reinvested	—	—	3,484	1,710
Cost of shares redeemed	—	—	(25,985)	(33,335)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$7,849	$(13,572)

Class R3
Proceeds from shares issued	$—	$—	$64,756	$82,515
Distributions reinvested	—	—	4,644	1,736
Cost of shares redeemed	—	—	(30,072)	(19,935)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$39,328	$64,316

Class R4
Proceeds from shares issued	$—	$—	$57,970	$29,460
Distributions reinvested	—	—	1,500	452
Cost of shares redeemed	—	—	(20,302)	(8,782)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$39,168	$21,130

Class R5
Proceeds from shares issued	$—	$—	$460,008	$468,882
Distributions reinvested	—	—	55,745	26,960
Cost of shares redeemed	—	—	(273,526)	(382,098)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$242,227	$113,744

Class R6 (a)
Proceeds from shares issued	$40,177	$—	$3,362,596	$2,906,484
Distributions reinvested	2	—	292,441	124,146
Cost of shares redeemed	(22,348)	—	(1,127,173)	(829,263)
Redemptions in-kind (See Note 8)	—	—	(54,694)	—

Change in net assets resulting from Class R6 capital transactions	$17,831	$—	$2,473,170	$2,201,367

Total change in net assets resulting from capital transactions	$(140,958)	$47,717	$5,113,722	$1,214,083

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	81	38	44,333	31,499
Reinvested	25	6	8,045	4,281
Redeemed	(51)	(32)	(48,297)	(58,701)

Change in Class A Shares	55	12	4,081	(22,921)

Class C
Issued	18	17	17,076	9,654
Reinvested	15	6	3,143	1,521
Redeemed	(25)	(43)	(17,081)	(22,050)

Change in Class C Shares	8	(20)	3,138	(10,875)

Class I
Issued	726	2,578	201,387	116,951
Reinvested	511	345	18,776	7,758
Redeemed	(6,421)	(1,399)	(93,029)	(165,937)

Change in Class I Shares	(5,184)	1,524	127,134	(41,228)

Class R2
Issued	—	—	1,779	1,087
Reinvested	—	—	211	103
Redeemed	—	—	(1,521)	(1,990)

Change in Class R2 Shares	—	—	469	(800)

Class R3
Issued	—	—	3,784	4,897
Reinvested	—	—	280	103
Redeemed	—	—	(1,796)	(1,179)

Change in Class R3 Shares	—	—	2,268	3,821

Class R4
Issued	—	—	3,364	1,791
Reinvested	—	—	88	27
Redeemed	—	—	(1,151)	(530)

Change in Class R4 Shares	—	—	2,301	1,288

Class R5
Issued	—	—	26,643	27,638
Reinvested	—	—	3,283	1,584
Redeemed	—	—	(15,716)	(22,367)

Change in Class R5 Shares	—	—	14,210	6,855

Class R6 (a)
Issued	1,490	—	192,820	174,849
Reinvested	— (b)	—	17,229	7,288
Redeemed	(757)	—	(64,768)	(48,541)
Redemptions in-kind (See Note 8)	—	—	(3,151)	—

Change in Class R6 Shares	733	—	142,130	133,596

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$48,540	$63,584	$200,515	$245,722
Distributions reinvested	28,106	24,233	2,559	1,770
Cost of shares redeemed	(63,999)	(85,887)	(196,149)	(115,928)

Change in net assets resulting from Class A capital transactions	$12,647	$1,930	$6,925	$131,564

Class C
Proceeds from shares issued	$8,554	$3,673	$98,773	$56,798
Distributions reinvested	1,282	1,171	705	200
Cost of shares redeemed	(6,924)	(11,728)	(27,734)	(7,913)

Change in net assets resulting from Class C capital transactions	$2,912	$(6,884)	$71,744	$49,085

Class I
Proceeds from shares issued	$37,640	$34,111	$3,264,704	$1,593,492
Distributions reinvested	4,589	3,841	34,623	13,345
Cost of shares redeemed	(26,157)	(28,585)	(1,180,493)	(320,018)

Change in net assets resulting from Class I capital transactions	$16,072	$9,367	$2,118,834	$1,286,819

Class R2
Proceeds from shares issued	$66	$15	$—	$—
Distributions reinvested	6	1	—	—
Cost of shares redeemed	(3)	—	—	—

Change in net assets resulting from Class R2 capital transactions	$69	$16	$—	$—

Class R3 (a)
Proceeds from shares issued	$—	$20	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R3 capital transactions	$1	$21	$—	$—

Class R4 (a)
Proceeds from shares issued	$—	$20	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R4 capital transactions	$1	$21	$—	$—

Class R5
Proceeds from shares issued	$30	$6	$1,826	$152
Distributions reinvested	3	3	7	1
Cost of shares redeemed	(3)	(6)	(105)	(72)

Change in net assets resulting from Class R5 capital transactions	$30	$3	$1,728	$81

Class R6
Proceeds from shares issued	$12,212	$34,075	$295,474	$128,229
Distributions reinvested	2,197	501	978	199
Cost of shares redeemed	(7,418)	(1,486)	(47,708)	(10,214)

Change in net assets resulting from Class R6 capital transactions	$6,991	$33,090	$248,744	$118,214

Total change in net assets resulting from capital transactions	$38,723	$37,564	$2,447,975	$1,585,763

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Growth and Income Fund				JPMorgan Hedged Equity Fund
	Year Ended June 30, 2019		Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	987		1,271		10,234	12,948
Reinvested	606		485		131	93
Redeemed	(1,316)		(1,688)		(10,028)	(6,071)

Change in Class A Shares	277		68		337	6,970

Class C
Issued	198		81		5,092	2,990
Reinvested	31		26		37	11
Redeemed	(158)		(259)		(1,432)	(415)

Change in Class C Shares	71		(152)		3,697	2,586

Class I
Issued	736		649		166,589	83,305
Reinvested	93		73		1,758	699
Redeemed	(519)		(543)		(60,565)	(16,636)

Change in Class I Shares	310		179		107,782	67,368

Class R2
Issued	1		—	(a)	—	—
Reinvested	—	(a)	—	(a)	—	—
Redeemed	—	(a)	—		—	—

Change in Class R2 Shares	1		—	(a)	—	—

Class R3 (b)
Issued	—		—	(a)	—	—
Reinvested	1		—	(a)	—	—

Change in Class R3 Shares	1		—	(a)	—	—

Class R4 (b)
Issued	—		—	(a)	—	—
Reinvested	1		—	(a)	—	—

Change in Class R4 Shares	1		—	(a)	—	—

Class R5
Issued	—	(a)	—	(a)	92	8
Reinvested	—	(a)	—	(a)	— (a)	— (a)
Redeemed	—	(a)	—	(a)	(5)	(4)

Change in Class R5 Shares	—	(a)	—	(a)	87	4

Class R6
Issued	235		615		15,045	6,591
Reinvested	44		10		49	10
Redeemed	(144)		(28)		(2,420)	(527)

Change in Class R6 Shares	135		597		12,674	6,074

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$565,602	$495,076	$38,199	$130,775
Net assets acquired in Fund reorganization (See Note 10)	—	63,247	—	—
Distributions reinvested	268,247	311,846	13,929	19,806
Cost of shares redeemed	(848,901)	(1,174,028)	(120,946)	(123,251)

Change in net assets resulting from Class A capital transactions	$(15,052)	$(303,859)	$(68,818)	$27,330

Class C
Proceeds from shares issued	$101,496	$80,665	$12,245	$38,428
Net assets acquired in Fund reorganization (See Note 10)	—	13,553	—	—
Distributions reinvested	64,190	59,885	4,589	4,755
Cost of shares redeemed	(162,510)	(152,863)	(26,332)	(19,452)

Change in net assets resulting from Class C capital transactions	$3,176	$1,240	$(9,498)	$23,731

Class I
Proceeds from shares issued	$1,278,824	$1,263,343	$180,351	$345,159
Net assets acquired in Fund reorganization (See Note 10)	—	66,379	—	—
Distributions reinvested	499,924	437,623	26,175	25,985
Cost of shares redeemed	(1,526,803)	(2,608,344)	(258,184)	(138,314)

Change in net assets resulting from Class I capital transactions	$251,945	$(840,999)	$(51,658)	$232,830

Class R2
Proceeds from shares issued	$52,974	$46,028	$9,456	$13,920
Distributions reinvested	15,016	14,353	1,316	689
Cost of shares redeemed	(85,360)	(68,572)	(4,971)	(3,779)

Change in net assets resulting from Class R2 capital transactions	$(17,370)	$(8,191)	$5,801	$10,830

Class R3 (a)
Proceeds from shares issued	$41,442	$5,967	$20	$—
Distributions reinvested	1,370	198	1	—
Cost of shares redeemed	(5,767)	(985)	—	—

Change in net assets resulting from Class R3 capital transactions	$37,045	$5,180	$21	$—

Class R4 (a)
Proceeds from shares issued	$5,495	$16,616	$13,825	$—
Distributions reinvested	823	1,429	93	—
Cost of shares redeemed	(1,898)	(13,174)	(1,201)	—

Change in net assets resulting from Class R4 capital transactions	$4,420	$4,871	$12,717	$—

Class R5
Proceeds from shares issued	$171,763	$167,961	$20,278	$21,564
Net assets acquired in Fund reorganization (See Note 10)	—	201,731	—	—
Distributions reinvested	89,822	99,180	2,241	1,993
Cost of shares redeemed	(351,362)	(578,359)	(13,694)	(9,689)

Change in net assets resulting from Class R5 capital transactions	$(89,777)	$(109,487)	$8,825	$13,868

Class R6
Proceeds from shares issued	$1,840,965	$2,125,161	$325,810	$374,045
Distributions reinvested	723,675	540,060	69,882	68,661
Cost of shares redeemed	(1,333,567)	(951,772)	(430,541)	(97,151)

Change in net assets resulting from Class R6 capital transactions	$1,231,073	$1,713,449	$(34,849)	$345,555

Total change in net assets resulting from capital transactions	$1,405,460	$462,204	$(137,459)	$654,144

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	14,213	12,491	2,636	8,302
Shares issued in connection with Fund reorganization (See Note 10)	—	1,736	—	—
Reinvested	7,726	8,728	1,057	1,278
Redeemed	(21,501)	(28,909)	(8,443)	(7,816)

Change in Class A Shares	438	(5,954)	(4,750)	1,764

Class C
Issued	3,322	2,540	893	2,535
Shares issued in connection with Fund reorganization (See Note 10)	—	460	—	—
Reinvested	2,388	2,073	365	319
Redeemed	(5,303)	(4,716)	(1,966)	(1,285)

Change in Class C Shares	407	357	(708)	1,569

Class I
Issued	31,957	30,824	12,677	22,191
Shares issued in connection with Fund reorganization (See Note 10)	—	1,807	—	—
Reinvested	14,219	12,149	2,016	1,706
Redeemed	(38,672)	(65,821)	(18,372)	(9,034)

Change in Class I Shares	7,504	(21,041)	(3,679)	14,863

Class R2
Issued	1,393	1,202	652	896
Reinvested	449	413	101	45
Redeemed	(2,227)	(1,769)	(353)	(244)

Change in Class R2 Shares	(385)	(154)	400	697

Class R3 (a)
Issued	1,026	154	1	—
Reinvested	39	6	— (b)	—
Redeemed	(148)	(25)	—	—

Change in Class R3 Shares	917	135	1	—

Class R4 (a)
Issued	139	414	1,113	—
Reinvested	23	40	7	—
Redeemed	(47)	(327)	(89)	—

Change in Class R4 Shares	115	127	1,031	—

Class R5
Issued	4,109	4,139	1,415	1,379
Shares issued in connection with Fund reorganization (See Note 10)	—	5,397	—	—
Reinvested	2,499	2,706	170	130
Redeemed	(8,504)	(14,647)	(950)	(628)

Change in Class R5 Shares	(1,896)	(2,405)	635	881

Class R6
Issued	44,475	52,207	22,094	24,088
Reinvested	19,983	14,648	5,350	4,491
Redeemed	(32,490)	(23,114)	(29,764)	(6,224)

Change in Class R6 Shares	31,968	43,741	(2,320)	22,355

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$668,701	$214,993	$135,379	$152,196
Distributions reinvested	132,720	101,906	94,468	101,567
Cost of shares redeemed	(561,909)	(408,599)	(275,160)	(269,078)

Change in net assets resulting from Class A capital transactions	$239,512	$(91,700)	$(45,313)	$(15,315)

Class C
Proceeds from shares issued	$47,501	$53,665	$12,993	$14,610
Distributions reinvested	32,837	22,181	17,995	20,635
Cost of shares redeemed	(81,416)	(105,361)	(67,277)	(76,640)

Change in net assets resulting from Class C capital transactions	$(1,078)	$(29,515)	$(36,289)	$(41,395)

Class I
Proceeds from shares issued	$408,617	$475,037	$888,442	$942,669
Distributions reinvested	171,208	118,776	739,627	743,582
Cost of shares redeemed	(922,817)	(415,816)	(2,590,860)	(3,753,341)

Change in net assets resulting from Class I capital transactions	$(342,992)	$177,997	$(962,791)	$(2,067,090)

Class L
Proceeds from shares issued	$340,083	$312,658	$—	$—
Distributions reinvested	166,869	127,665	—	—
Cost of shares redeemed	(575,141)	(2,240,979)	—	—

Change in net assets resulting from Class L capital transactions	$(68,189)	$(1,800,656)	$—	$—

Class R2
Proceeds from shares issued	$31,183	$41,736	$946	$1,855
Distributions reinvested	26,663	19,822	532	469
Cost of shares redeemed	(72,348)	(67,632)	(2,235)	(1,954)

Change in net assets resulting from Class R2 capital transactions	$(14,502)	$(6,074)	$(757)	$370

Class R3
Proceeds from shares issued	$53,558	$41,120	$—	$—
Distributions reinvested	9,047	4,029	—	—
Cost of shares redeemed	(9,993)	(10,051)	—	—

Change in net assets resulting from Class R3 capital transactions	$52,612	$35,098	$—	$—

Class R4
Proceeds from shares issued	$17,146	$10,245	$—	$—
Distributions reinvested	1,931	504	—	—
Cost of shares redeemed	(6,325)	(1,318)	—	—

Change in net assets resulting from Class R4 capital transactions	$12,752	$9,431	$—	$—

Class R5
Proceeds from shares issued	$73,209	$119,546	$22,201	$21,497
Distributions reinvested	94,444	70,680	15,977	16,608
Cost of shares redeemed	(236,756)	(181,128)	(57,731)	(83,469)

Change in net assets resulting from Class R5 capital transactions	$(69,103)	$9,098	$(19,553)	$(45,364)

Class R6 (a)
Proceeds from shares issued	$1,335,233	$2,759,027	$38,738	$2,206,431
Distributions reinvested	934,866	777,436	166,828	224,242
Cost of shares redeemed	(2,503,620)	(1,737,767)	(1,073,375)	(464,469)

Change in net assets resulting from Class R6 capital transactions	$(233,521)	$1,798,696	$(867,809)	$1,966,204

Total change in net assets resulting from capital transactions	$(424,509)	$102,375	$(1,932,512)	$(202,590)

(a)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	43,450	13,038	4,895	4,946
Reinvested	9,250	6,310	3,825	3,475
Redeemed	(35,922)	(24,809)	(9,740)	(8,817)

Change in Class A Shares	16,778	(5,461)	(1,020)	(396)

Class C
Issued	3,118	3,347	506	501
Reinvested	2,381	1,416	773	740
Redeemed	(5,483)	(6,567)	(2,631)	(2,586)

Change in Class C Shares	16	(1,804)	(1,352)	(1,345)

Class I
Issued	26,279	28,752	31,989	30,549
Reinvested	11,895	7,333	29,468	25,111
Redeemed	(59,810)	(25,267)	(93,992)	(116,782)

Change in Class I Shares	(21,636)	10,818	(32,535)	(61,122)

Class L
Issued	21,487	18,949	—	—
Reinvested	11,566	7,871	—	—
Redeemed	(37,224)	(139,241)	—	—

Change in Class L Shares	(4,171)	(112,421)	—	—

Class R2
Issued	2,018	2,553	36	63
Reinvested	1,883	1,239	22	16
Redeemed	(4,597)	(4,154)	(82)	(65)

Change in Class R2 Shares	(696)	(362)	(24)	14

Class R3
Issued	3,354	2,508	—	—
Reinvested	633	250	—	—
Redeemed	(643)	(610)	—	—

Change in Class R3 Shares	3,344	2,148	—	—

Class R4
Issued	1,067	621	—	—
Reinvested	134	31	—	—
Redeemed	(400)	(79)	—	—

Change in Class R4 Shares	801	573	—	—

Class R5
Issued	4,699	7,233	840	689
Reinvested	6,538	4,355	633	557
Redeemed	(15,115)	(10,982)	(2,058)	(2,602)

Change in Class R5 Shares	(3,878)	606	(585)	(1,356)

Class R6 (a)
Issued	85,926	170,342	1,425	66,258
Reinvested	64,491	47,843	6,614	7,523
Redeemed	(154,015)	(103,956)	(38,577)	(15,184)

Change in Class R6 Shares	(3,598)	114,229	(30,538)	58,597

(a)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$34,397	$52,738
Distributions reinvested	27,797	3,815
Cost of shares redeemed	(123,985)	(247,174)

Change in net assets resulting from Class A capital transactions	$(61,791)	$(190,621)

Class I
Proceeds from shares issued	$56,824	$41,680
Distributions reinvested	26,614	3,308
Cost of shares redeemed	(115,409)	(93,153)

Change in net assets resulting from Class I capital transactions	$(31,971)	$(48,165)

Class L
Proceeds from shares issued	$60,334	$88,724
Distributions reinvested	32,173	7,140
Cost of shares redeemed	(138,095)	(544,996)

Change in net assets resulting from Class L capital transactions	$(45,588)	$(449,132)

Class R6
Proceeds from shares issued	$253,929	$834,134
Distributions reinvested	633,410	86,745
Cost of shares redeemed	(1,522,676)	(1,772,696)

Change in net assets resulting from Class R6 capital transactions	$(635,337)	$(851,817)

Total change in net assets resulting from capital transactions	$(774,687)	$(1,539,735)

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,253	1,931
Reinvested	1,116	139
Redeemed	(4,605)	(8,885)

Change in Class A Shares	(2,236)	(6,815)

Class I
Issued	2,021	1,498
Reinvested	1,056	119
Redeemed	(4,084)	(3,348)

Change in Class I Shares	(1,007)	(1,731)

Class L
Issued	2,291	3,285
Reinvested	1,280	259
Redeemed	(4,963)	(19,517)

Change in Class L Shares	(1,392)	(15,973)

Class R6
Issued	9,239	29,946
Reinvested	25,157	3,129
Redeemed	(54,997)	(62,298)

Change in Class R6 Shares	(20,601)	(29,223)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	75

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2019

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$435,051

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(9,667,473)
Proceeds from disposition of investment securities	13,365,672
Covers of investment securities sold short	(4,905,565)
Proceeds from investment securities sold short	4,170,522
Purchases of short-term investments — affiliates, net	48,632
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	545,893
Change in unrealized (appreciation)/depreciation on investments in affiliates	(2)
Change in unrealized (appreciation)/depreciation on investment securities sold short	15,422
Net realized (gain)/loss on investments in non-affiliates	(985,417)
Net realized (gain)/loss on investments in affiliates	(2)
Net realized (gain)/loss on securities sold short	20,712
Decrease in dividends receivable from affiliates	94
Increase in dividends receivable from non-affiliates	(214)
Increase in variation margin receivable	(136)
Decrease in dividend expense to non-affiliates on securities sold short	(1,124)
Decrease in interest expense to non-affiliates on securities sold short	(299)
Decrease in investment advisory fees payable	(1,555)
Increase in administration fees payable	225
Decrease in distribution fees payable	(58)
Decrease in service fees payable	(190)
Increase in custodian and accounting fees payable	43
Increase in audit fees payable	33
Increase in printing and mailing cost payable	233
Decrease in Trustees’ and Chief Compliance Officer’s fees payable	(4)
Decrease in other accrued expenses payable	(111)

Net cash provided (used) by operating activities	3,040,382

Cash flows provided (used) by financing activities:
Decrease in due to custodian	(1)
Proceeds from units issued	1,099,877
Payment for units redeemed	(4,063,203)
Cash distributions paid to shareholders (net of reinvestments of approximately $1,035,427,000)	(76,727)

Net cash provided (used) by financing activities	(3,040,054)

Cash:
Net increase (decrease) in unrestricted and restricted cash and deposits at broker	328
Restricted and unrestricted cash and deposits at broker at beginning of period	1,912

Restricted and unrestricted cash and deposits at broker at end of period	$2,240

Supplemental disclosure of cash flow information:

For the year ended June 30, 2019, the Fund paid approximately $11,612,000 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statements of Assets and Liabilities:

	June 30, 2018	June 30, 2019
Cash	$—	$408
Deposits at broker:
Futures contracts	1,910	1,832
Securities sold short	2	—

	$1,912	$2,240

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2019	$31.83	$0.13	$2.32	$2.45	$(0.41)	$(3.72)	$(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (f)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02)	1.42	1.40	(0.02)	(0.16)	(0.18)

Class C
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13)	1.39	1.26	—	(0.16)	(0.16)

Class I
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	1.44	1.48	(0.04)	(0.16)	(0.20)

Class R6
October 1, 2018 (g) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.15	9.22%	$5,511	1.09%	0.42%	1.41%	45%
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45
24.78	5.98	1,452	1.24	(0.07)	1.42	52

29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45
24.34	5.44	873	1.74	(0.54)	1.93	52

30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45
24.95	6.26	81,179	0.99	0.15	1.12	52

30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2019	$16.82	$0.32	(e)	$1.48	$1.80	$(0.33)	$(0.46)	$(0.79)
Year Ended June 30, 2018	15.67	0.26	(e)	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	(e)	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	(e)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)

Class C
Year Ended June 30, 2019	16.50	0.23	(e)	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	(e)	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	(e)	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	(e)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)

Class I
Year Ended June 30, 2019	17.10	0.37	(e)	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	(e)	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	(e)	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	(e)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)

Class R2
Year Ended June 30, 2019	16.74	0.28	(e)	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	(e)	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	(e)	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	(e)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)

Class R3
Year Ended June 30, 2019	16.80	0.32	(e)	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	(e)	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	(e)	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Year Ended June 30, 2019	17.09	0.36	(e)	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	(e)	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	(e)	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Year Ended June 30, 2019	17.11	0.40	(e)	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	(e)	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	(e)	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	(e)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)

Class R6
Year Ended June 30, 2019	17.10	0.42	(e)	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	(e)	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	(e)	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	(e)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.83	11.17%	$3,277,249	0.99%	1.90%	1.00%	23%
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20
13.77	4.71	3,014,937	1.04	1.83	1.09	22

17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20
13.58	4.18	1,160,002	1.54	1.32	1.56	22

18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20
13.97	4.96	4,639,250	0.79	2.08	0.80	22

17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20
13.74	4.44	56,522	1.29	1.59	1.39	22

17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20
13.98	5.23	520,660	0.59	2.27	0.63	22

18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20
13.97	5.31	861,809	0.51	2.35	0.51	22

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth and Income Fund
Class A
Year Ended June 30, 2019	$49.77	$0.85	$2.21	$3.06	$(0.85)	$(2.14)	$(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)

Class C
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)

Class I
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)

Class R2
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$49.84	6.68%	$490,597	0.93%	1.73%	1.06%	26%
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39

44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39

52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39

50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2019	$19.43	$0.20	$0.79	$0.99	$(0.19)
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)
Year Ended June 30, 2016	16.47	0.20	(0.28)	(0.08)	(0.16)
Year Ended June 30, 2015	15.74	0.19	0.67	0.86	(0.13)

Class C
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)
Year Ended June 30, 2016	16.43	0.13	(0.29)	(0.16)	(0.10)
Year Ended June 30, 2015	15.76	0.10	0.67	0.77	(0.10)

Class I
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)
Year Ended June 30, 2016	16.50	0.25	(0.28)	(0.03)	(0.21)
Year Ended June 30, 2015	15.76	0.23	0.66	0.89	(0.15)

Class R5
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)
Year Ended June 30, 2016	16.51	0.24	(0.24)	— (e)	(0.23)
Year Ended June 30, 2015	15.76	0.26	0.66	0.92	(0.17)

Class R6
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)
Year Ended June 30, 2016	16.52	0.27	(0.27)	— (e)	(0.24)
Year Ended June 30, 2015	15.76	0.27	0.67	0.94	(0.18)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate

$20.23	5.12%	$296,242	0.85%		1.02%		0.87%		48%
19.43	7.33	277,898	0.84		0.92		0.87		44
18.24	13.60	133,789	0.84		1.06		1.05		31
16.23	(0.43)	71,417	0.85		1.27		1.11		57
16.47	5.45	93,007	0.85	(d)	1.14	(d)	1.21	(d)	42

20.10	4.60	158,602	1.35		0.55		1.37		48
19.33	6.79	81,030	1.34		0.42		1.38		44
18.16	13.07	29,168	1.34		0.55		1.45		31
16.17	(0.95)	9,867	1.35		0.80		1.52		57
16.43	4.85	3,405	1.35	(d)	0.59	(d)	1.65	(d)	42

20.28	5.39	4,214,453	0.60		1.30		0.61		48
19.47	7.63	1,947,444	0.59		1.17		0.62		44
18.27	13.86	597,013	0.59		1.30		0.69		31
16.26	(0.17)	158,820	0.60		1.54		0.74		57
16.50	5.66	105,397	0.60	(d)	1.39	(d)	0.91	(d)	42

20.32	5.57	1,893	0.45		1.46		0.95		48
19.50	7.81	123	0.39		1.37		0.67		44
18.30	14.10	37	0.40		1.51		1.08		31
16.28	0.07	25	0.40		1.49		2.16		57
16.51	5.86	442	0.40	(d)	1.58	(d)	0.82	(d)	42

20.32	5.69	384,616	0.35		1.56		0.37		48
19.49	7.87	121,897	0.34		1.42		0.42		44
18.29	14.09	3,289	0.34		1.41		0.42		31
16.28	0.07	74	0.35		1.66		1.40		57
16.52	5.96	443	0.35	(d)	1.63	(d)	0.77	(d)	42

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2019	$42.44	$(0.09)	$4.80	$4.71	$—	$(5.28)	$(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)	5.05	4.95	—	(0.62)	(0.62)

Class C
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)	4.39	4.15	—	(0.62)	(0.62)

Class I
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)	5.06	5.02	—	(0.62)	(0.62)

Class R2
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)	4.97	4.79	—	(0.62)	(0.62)

Class R3
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03	5.09	5.12	—	(0.62)	(0.62)

Class R6
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06	5.10	5.16	—	(0.62)	(0.62)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$41.87	13.67%	$2,466,910	0.93%	(0.23)%	1.10%	50%
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43
36.82	15.40	4,670,460	1.06	(0.28)	1.21	19

32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43
31.86	14.83	600,404	1.56	(0.78)	1.68	19

42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43
36.92	15.60	5,515,626	0.90	(0.12)	0.92	19

40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43
36.24	15.10	242,550	1.31	(0.53)	1.49	19

42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43
37.25	15.80	1,394,419	0.70	0.08	0.74	19

43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43
37.34	15.90	3,220,191	0.62	0.17	0.62	19

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2019	$15.11	$0.17	$(0.09)	$0.08	$(0.17)	$(0.91)	$(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)

Class C
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)

Class I
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)

Class R2
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)

Class R3
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)

Class R6
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$14.11	1.07%	$153,809	0.93%	1.19%	1.04%	162%
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143

13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143

13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143

13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143

13.84	(4.25)	19	0.94	1.28	1.17	162

14.11	(4.05)	14,545	0.68	1.51	0.77	162

14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143

13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2019	$16.48	$0.12	(e)	$1.17	$1.29	$(0.12)	$(1.79)	$(1.91)
Year Ended June 30, 2018	15.80	0.11	(e)	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	(e)	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(e)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)

Class C
Year Ended June 30, 2019	15.99	0.04	(e)	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	(e)	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	(e)	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(e)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)

Class I
Year Ended June 30, 2019	16.51	0.16	(e)	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	(e)	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	(e)	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(e)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)

Class L
Year Ended June 30, 2019	16.53	0.18	(e)	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	(e)	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	(e)	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(e)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)

Class R2
Year Ended June 30, 2019	16.34	0.08	(e)	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	(e)	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	(e)	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(e)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)

Class R3
Year Ended June 30, 2019	16.43	0.12	(e)	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	(e)	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	(e)	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Year Ended June 30, 2019	16.50	0.17	(e)	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	(e)	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	(e)	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Year Ended June 30, 2019	16.54	0.19	(e)	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	(e)	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	(e)	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(e)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)

Class R6
Year Ended June 30, 2019	16.56	0.20	(e)	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	(e)	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	(e)	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(e)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.86	9.18%	$1,556,392	0.94%	0.76%	0.99%	91%
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79

15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79

15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79

15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79

15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79

15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79

15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2019	$30.10	$0.05	(f)	$1.53	$1.58	$(0.05)	$(4.12)	$(4.17)
Year Ended June 30, 2018	30.35	—	(f)(g)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	—	(f)(g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(f)	(1.37)	(1.33)	— (g)	(2.42)	(2.42)
Year Ended June 30, 2015	29.50	0.06		2.49	2.55	(0.11)	(2.13)	(2.24)

Class C
Year Ended June 30, 2019	28.65	(0.08	)(f)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15	)(f)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14	)(f)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10	)(f)	(1.32)	(1.42)	—	(2.42)	(2.42)
Year Ended June 30, 2015	28.85	(0.09)		2.44	2.35	—	(2.13)	(2.13)

Class I
Year Ended June 30, 2019	30.51	0.13	(f)	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	(f)	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	(f)	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(f)	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)
Year Ended June 30, 2015	29.74	0.13		2.52	2.65	(0.19)	(2.13)	(2.32)

Class R2
Year Ended June 30, 2019	29.31	(0.04	)(f)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09	)(f)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07	)(f)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03	)(f)	(1.34)	(1.37)	—	(2.42)	(2.42)
Year Ended June 30, 2015	29.14	(0.01)		2.46	2.45	(0.06)	(2.13)	(2.19)

Class R5
Year Ended June 30, 2019	30.65	0.14	(f)	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	(f)	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	(f)	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(f)	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)
Year Ended June 30, 2015	29.86	0.18		2.55	2.73	(0.25)	(2.13)	(2.38)

Class R6
Year Ended June 30, 2019	30.63	0.17	(f)	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (i) through June 30, 2018	32.99	0.09	(f)	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(e)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018, 1.25% and 1.43% for the year ended June 30, 2017, 1.26% and 1.49% for the year ended June 30, 2016 and 1.30% and 1.66% for the year ended June 30, 2015; for Class C are 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018, 1.75% and 1.94% for the year ended June 30, 2017, 1.76% and 2.00% for the year ended June 30, 2016 and 1.80% and 2.15% for the year ended June 30, 2015; for Class I are 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018, 0.98% and 1.16% for the year ended June 30, 2017, 1.00% and 1.21% for the year ended June 30, 2016 and 1.05% and 1.38% for the year ended June 30, 2015; for Class R2 are 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018, 1.50% and 1.76% for the year ended June 30, 2017, 1.51% and 1.84% for the year ended June 30, 2016 and 1.55% and 1.97% for the year ended June 30, 2015; for Class R5 are 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018, 0.80% and 0.96% for the year ended June 30, 2017, 0.80% and 0.97% for the year ended June 30, 2016 and 0.85% and 1.17% for the year ended June 30, 2015; for Class R6 are 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)	Portfolio turnover rate (including securities sold short) (b)

$27.51	6.84%	$678,071	1.91%	0.22%	2.16%	98%	148%
30.10	13.16	772,656	2.01	0.01	2.26	110	161
30.35	21.64	791,067	2.20	0.00 (h)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14	2.44	88	127
29.81	9.05	943,586	2.33	0.18	2.69	94	127

25.88	6.31	108,332	2.42	(0.29)	2.67	98	148
28.65	12.58	158,677	2.50	(0.50)	2.75	110	161
29.21	21.05	201,031	2.70	(0.50)	2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)	2.95	88	127
29.07	8.51	263,257	2.83	(0.31)	3.18	94	127

27.94	7.11	4,740,691	1.67	0.46	1.91	98	148
30.51	13.46	6,169,553	1.75	0.27	2.00	110	161
30.66	21.95	8,075,047	1.94	0.27	2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38	2.16	88	127
30.07	9.32	10,354,676	2.08	0.45	2.41	94	127

26.62	6.45	5,304	2.27	(0.14)	2.45	98	148
29.31	12.81	6,528	2.31	(0.30)	2.52	110	161
29.74	21.33	6,207	2.45	(0.24)	2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)	2.79	88	127
29.40	8.79	5,821	2.58	(0.05)	3.00	94	127

28.08	7.14	99,113	1.62	0.51	1.76	98	148
30.65	13.57	126,084	1.65	0.37	1.85	110	161
30.81	22.18	168,526	1.76	0.47	1.92	94	131
26.44	(4.07)	591,379	1.75	0.73	1.92	88	127
30.21	9.54	301,894	1.88	0.65	2.20	94	127

28.07	7.30	787,497	1.52	0.59	1.67	98	148
30.63	6.10	1,795,125	1.54	0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Year Ended June 30, 2019	$28.37	$0.34	$1.96	$2.30	$(0.36)	$(2.93)	$—	$(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	—	(1.79)

Class I
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	—	(1.83)

Class L
Year Ended June 30, 2019	28.57	0.41	1.97	2.38	(0.41)	(2.93)	—	(3.34)
Year Ended June 30, 2018	25.58	0.38	2.98	3.36	(0.37)	—	—	(0.37)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	—	(1.88)

Class R6
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	—	(1.90)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$27.38	9.39%	$207,809	0.60%	1.24%	0.85%	42%
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144

27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144

27.61	9.66	422,351	0.35	1.50	0.44	42
28.57	13.20	476,809	0.35	1.38	0.44	45
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144

27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Non-Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3(2), Class R4(2), Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A(3), Class I, Class L and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on October 1, 2018 for JPMorgan Equity Focus Fund.
(2)	Class R3 and Class R4 commenced operations on October 1, 2018 for JPMorgan Large Cap Value Fund.
(3)	Class A Shares are publicly offered on a limited basis for JPMorgan U.S. Research Enhanced Equity Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Growth and Income Fund (“Growth and Income Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

Large Cap Growth Fund acquired all the assets and liabilities of the JPMorgan Dynamic Growth Fund (“Dynamic Growth Fund”) in a reorganization on October 27, 2017. Please refer to Note 10 discussing the merger.

Class L Shares for U.S. Equity Fund and Class A and Class L Shares for U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

Class A Shares for the U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$106,748	$—	$—	$106,748

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$23,660,237	$—	$—	$23,660,237

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$658,259	$—		$—	$658,259

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,273,029	$—		$—	$5,273,029

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,239	$—		$—	$1,239

Depreciation in Other Financial Instruments
Options Written (a)
Call Option Written	$(57,339)	$—		$—	$(57,339)
Put Option Written	(8,863)	—		—	(8,863)

Total Depreciation in Other Financial Instruments	$(66,202)	$—		$—	$(66,202)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,533,729	$—		$—	$16,533,729

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,402,597	$—	(c)	$—	$1,402,597

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$14,342,913	$—	(c)	$—	$14,342,913

Appreciation in Other Financial Instruments
Futures Contracts (a)	$142	$—		$—	$142

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,872,571	$—		$—	$7,872,571

Total Liabilities for Securities Sold Short (a)	$(1,447,612)	$—		$—	$(1,447,612)

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(156)	$—		$—	$(156)

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,813,824	$–	$–	$5,813,824

Appreciation in Other Financial Instruments
Futures Contracts (a)	$636	$–	$–	$636

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a warrant.
(c)	Amount rounds to less than one thousand.

There were no significant transfers into and out of level 3 for the year ended June 30, 2019.

B. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2019 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund
Futures Contracts — Equity:
Average Notional Balance Long	$75,691	$67,161	$18,917	$49,605
Ending Notional Balance Long	76,838	8,832	38,125	39,450

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the year ended June 30, 2019:

Exchange-Traded Options:
Average Number of Contracts Purchased	12,821
Average Number of Contracts Written	25,641
Ending Number of Contracts Purchased	17,210
Ending Number of Contracts Written	34,420

D. Short Sales — The U.S. Large Cap Core Plus Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2019, the Fund had outstanding short sales as listed on the SOI.

E. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs. At June 30, 2019, the value of outstanding securities on loan and the value of collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Large Cap Growth Fund	$487,111	$503,073	$503,073
U.S. Equity Fund	16,917	16,919	16,919

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Large Cap Growth Fund	$487,111	$(487,111)	$—
U.S. Equity Fund	16,917	(16,917)	—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Focus Fund	$—	(a)
Large Cap Growth Fund	42
Large Cap Value Fund	2
U.S. Equity Fund	9

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Equity Focus Fund and Large Cap Value Fund did not have any securities out on loan at June 30, 2019. Equity Income Fund, Growth and Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund did not lend out any securities during the year ended June 30, 2019.

F. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Equity Focus Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$10,985	$8,206	$—	(c)	$—	(c)	$2,779	2,778	$21		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	11,453	11,453	—		—		—	—	5	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	10,204	57,716	67,920	—		—		—	—	92		—

Total	$10,204	$80,154	$87,579	$—	(c)	$—	(c)	$2,779		$118		$—

Equity Income Fund
For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$3,526,693	$2,474,483	$24		$81		$1,052,315	1,051,895	$4,324		$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	608,619	3,982,683	4,591,302	—		—		—	—	9,765		—

Total	$608,619	$7,509,376	$7,065,785	$24		$81		$1,052,315		$14,089		$—

Growth and Income Fund
For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$58,120	$37,723	$—	(c)	$1		$20,398	20,390	$93		$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	27,866	91,766	119,632	—		—		—	—	313		—

Total	$27,866	$149,886	$157,355	$—	(c)	$1		$20,398		$406		$—

Hedged Equity Fund
For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.25% (a)(b)	$92,778	$2,758,859	$2,619,186	$—		$—		$232,451	232,451	$1,966		$—

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

Large Cap Growth Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$2,051,543	$1,873,866	$—	(c)	$7	$177,684	177,612	$2,480		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	1,519,500	1,113,501	72	*	37	406,108	406,028	5,034	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	1,073,086	976,121	—		—	96,965	96,965	1,300	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	255,806	2,723,325	2,979,131	—		—	—	—	6,450		—

Total	$255,806	$7,367,454	$6,942,619	$72		$44	$680,757		$15,264		$—

Large Cap Value Fund
For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$200,421	$188,904	$2		$1	$11,520	11,515	$130		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares (a)	—	44,000	44,000	—		—	—	—	41	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	89,208	89,208	—		—	—	—	48	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	90,740	744,328	835,068	—		—	—	—	602		—

Total	$90,740	$1,077,957	$1,157,180	$2		$1	$11,520		$821		$—

U.S. Equity Fund
For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$923,387	$834,609	$5		$9	$88,792	88,757	$1,175		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	457,000	444,000	16	*	1	13,017	13,015	799	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	401,894	397,992	—		—	3,902	3,902	256	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	152,987	2,252,416	2,405,403	—		—	—	—	1,949		—

Total	$152,987	$4,034,697	$4,082,004	$21		$10	$105,711		$4,179		$—

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

U.S. Large Cap Core Plus Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$762,951	$684,869	$2	$2	$78,086	78,054	$363	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	126,714	2,000,754	2,127,468	—	—	—	—	1,257	—

Total	$126,714	$2,763,705	$2,812,337	$2	$2	$78,086		$1,620	$—

U.S. Research Enhanced Equity Fund
For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$201,429	$161,757	$1	$4	$39,677	39,661	$317	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	106,088	436,306	542,394	—	—	—	—	748	—

Total	$106,088	$637,735	$704,151	$1	$4	$39,677		$1,065	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1	$—	(a)	$5	n/a	n/a	n/a		n/a		n/a		$—	(a)	$6
Equity Income Fund
Transfer agency fees	363	63		85	n/a	$13	$3		$2		$21		100		650
Growth and Income Fund
Transfer agency fees	144	3		5	n/a	1	—	(a)	—	(a)	—	(a)	1		154
Hedged Equity Fund
Transfer agency fees	11	6		27	n/a	n/a	n/a		n/a		2		6		52
Large Cap Growth Fund
Transfer agency fees	311	20		65	n/a	10	1		—	(a)	15		71		493
Large Cap Value Fund
Transfer agency fees	44	4		8	n/a	6	—	(a)	—	(a)	4		28		94
U.S. Equity Fund
Transfer agency fees	98	13		34	$151	6	3		2		11		82		400
U.S. Large Cap Core Plus Fund
Transfer agency fees	38	8		86	n/a	2	n/a		n/a		6		16		156
U.S. Research Enhanced Equity Fund
Transfer agency fees	25	n/a		8	10	n/a	n/a		n/a		n/a		44		87

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Focus Fund	$8,535		$(52)	$(8,483)
Equity Income Fund	27,688		792	(28,480)
Growth and Income Fund	—		— (a)	— (a)
Hedged Equity Fund	—	(a)	(741)	741
Large Cap Growth Fund	110,471		(1,087)	(109,384)
Large Cap Value Fund	—		(860)	860
U.S. Equity Fund	105,697		(8,204)	(97,493)
U.S. Large Cap Core Plus Fund	136,485		(400)	(136,085)
U.S. Research Enhanced Equity Fund	—		(2,100)	2,100

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to non-taxable dividends, redemptions in-kind and tax equalization.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.60	%(1)
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50	(1)
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	0.70	(1)
U.S. Research Enhanced Equity Fund	0.25

(1)	Effective August 1, 2019, the annual rate will change from 0.60% to 0.50% for Equity Focus Fund, 0.50% to 0.45% for Large Cap Growth Fund and 0.70% to 0.65% for U.S. Large Cap Core Plus Fund.

Prior to November 19, 2018, the Investment Advisory fee for U.S. Large Cap Core Plus Fund was accrued daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate for Equity Focus Fund, Equity Income Fund, Growth and Income Fund, Hedged Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund was 0.08%, 0.07%, 0.08%, 0.08%, 0.07%, 0.08%, 0.08%, 0.08% and 0.08%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Focus Fund	$3	$—
Equity Income Fund	667	2
Growth and Income Fund	28	—	(a)
Hedged Equity Fund	147	6
Large Cap Growth Fund	358	—	(a)
Large Cap Value Fund	14	—	(a)
U.S. Equity Fund	88	—	(a)
U.S. Large Cap Core Plus Fund	10	—	(a)
U.S. Research Enhanced Equity Fund	1	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5		Class R6
Equity Focus Fund	1.10%	1.60%	0.85%	n/a	n/a	n/a	n/a	n/a		0.60%
Equity Income Fund	1.04	1.54	0.79	n/a	1.29%	1.04%	0.79%	0.59%		0.54
Growth and Income Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54		0.44
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	(1)	0.35
Large Cap Growth Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54		0.44
Large Cap Value Fund	0.93	1.44	0.69	n/a	1.19	0.94	0.69	0.54		0.44
U.S. Equity Fund	0.94	1.44	0.69	0.61%	1.19	0.94	0.69	0.54		0.44
U.S. Large Cap Core Plus Fund	1.10	1.60	0.85	n/a	1.45	n/a	n/a	0.80		0.70
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	0.45	n/a	n/a	n/a	n/a		0.25

(1)	Effective November 1, 2018, the contractual expense limitation increased from 0.40% to 0.45% for Class R5 Shares of the Hedged Equity Fund and will be in place until at least October 31, 2019.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2019 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

For the year ended June 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$282	$123	$5	$410	$3
Equity Income Fund	39	—	—	39	—
Growth and Income Fund	349	233	149	731	2
Hedged Equity Fund	163	109	27	299	7
Large Cap Growth Fund	12,584	8,365	409	21,358	61
Large Cap Value Fund	699	464	82	1,245	24
U.S. Equity Fund	4,132	2,734	167	7,033	82
U.S. Large Cap Core Plus Fund	6,727	4,483	6,550	17,760	8
U.S. Research Enhanced Equity Fund	3,474	2,316	752	6,542	44

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2019 were as follows (amounts in thousands):

Equity Focus Fund	$12
Equity Income Fund	1,216
Growth and Income Fund	40
Hedged Equity Fund	165
Large Cap Growth Fund	785
Large Cap Value Fund	74
U.S. Equity Fund	270
U.S. Large Cap Core Plus Fund	152
U.S. Research Enhanced Equity Fund	107

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2019, the Hedged Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$75,371	$222,889	$—	$—
Equity Income Fund	8,719,842	4,450,673	—	—
Growth and Income Fund	181,095	157,140	—	—
Hedged Equity Fund	3,907,485	1,673,586	—	—
Large Cap Growth Fund	7,163,975	7,303,886	—	—
Large Cap Value Fund	2,517,147	2,751,434	—	—
U.S. Equity Fund	12,908,149	14,703,169	—	—
U.S. Large Cap Core Plus Fund	9,605,141	13,390,214	4,134,474	4,919,846
U.S. Research Enhanced Equity Fund	2,652,914	4,029,296	—	—

During the year ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$76,630	$30,635	$517	$30,118
Equity Income Fund	17,762,864	6,009,830	112,457	5,897,373
Growth and Income Fund	447,027	214,603	3,371	211,232
Hedged Equity Fund	4,689,788	580,058	61,780	518,278
Large Cap Growth Fund	9,601,587	6,943,705	11,563	6,932,142
Large Cap Value Fund	1,316,322	117,597	31,323	86,274
U.S. Equity Fund	10,813,815	3,659,451	130,211	3,529,240
U.S. Large Cap Core Plus Fund*	4,066,619	2,448,091	89,907	2,358,184
U.S. Research Enhanced Equity Fund	4,041,588	1,839,415	66,543	1,772,872

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of options contracts and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$1,517	$13,795	$15,312
Equity Income Fund	429,818	505,510	935,328
Growth and Income Fund	12,960	24,851	37,811
Hedged Equity Fund	43,440	—	43,440
Large Cap Growth Fund	5,415	1,765,341	1,770,756
Large Cap Value Fund	69,943	49,369	119,312
U.S. Equity Fund	493,090	1,142,626	1,635,716
U.S. Large Cap Core Plus Fund	34,942	1,077,212	1,112,154
U.S. Research Enhanced Equity Fund	99,784	640,122	739,906

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$3,543	$7,523	$11,066
Equity Income Fund	300,091	121,381	421,472
Growth and Income Fund	10,397	20,464	30,861
Hedged Equity Fund	16,679	—	16,679
Large Cap Growth Fund	82,305	1,573,061	1,655,366
Large Cap Value Fund	86,611	36,616	123,227
U.S. Equity Fund	300,992	988,613	1,289,605
U.S. Large Cap Core Plus Fund	12,761	1,178,256	1,191,017
U.S. Research Enhanced Equity Fund	103,632	—	103,632

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$1,354	$12,205	$30,118
Equity Income Fund	—	60	5,897,373
Growth and Income Fund	356	13,478	211,232
Hedged Equity Fund	1,628	(70,015)	518,278
Large Cap Growth Fund	5,204	1,242,930	6,932,142
Large Cap Value Fund	1,271	(20,829)	86,274
U.S. Equity Fund	7,757	1,014,374	3,529,240
U.S. Large Cap Core Plus Fund	12,363	653,128	2,356,805
U.S. Research Enhanced Equity Fund	1,937	299,127	1,772,872

For the Funds, the cumulative timing differences primarily consist of mark to market of options contracts, post-October capital loss deferrals, non-taxable dividends and wash sale loss deferrals.

As of June 30, 2019, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Hedged Equity Fund	$30,463	$39,552
Large Cap Value Fund	20,829	—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term	Long-Term
Equity Income Fund	$71,623	$(42,715)
Growth and Income Fund	498	—
Hedged Equity Fund	64,453	80,038
Large Cap Growth Fund	123,326	—
Large Cap Value Fund	32,251	(19,678)
U.S. Equity Fund	30,565	—
U.S. Large Cap Core Plus Fund	84,150	—
U.S. Research Enhanced Equity Fund	17,394	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2019. Average borrowings from the Facility for the year ended June 30, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Value Fund	$2,513	2.93%	3	$1

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2019. Average borrowings from the Credit Facility for, or at any time during the year ended June 30, 2019 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
U.S. Equity Fund	$114,500	3.38%	1	$11

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	70.0%	1	15.8%
Equity Income Fund	1	12.6	2	25.5
Growth and Income Fund	1	19.9	1	11.2
Hedged Equity Fund	—	—	3	41.0
Large Cap Growth Fund	—	—	1	20.8
Large Cap Value Fund	2	28.9	—	—
U.S. Equity Fund	—	—	1	11.4
U.S. Large Cap Core Plus Fund	1	14.6	2	51.0
U.S. Research Enhanced Equity Fund	2	21.4	1	11.5

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

As of June 30, 2019, JPMorgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	38.2%	n/a
U.S. Equity Fund	n/a	27.0%
U.S. Research Enhanced Equity Fund	n/a	63.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Redemption in-kind

On February 28, 2019, certain shareholders sold Class R6 Shares of Equity Income Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Equity Income Fund	$54,694	*	$27,965	Redemption in-kind

* This amount includes cash of approximately $2,919,000 associated with the redemption in-kind.

9. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

10. Business Combinations

On June 21, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of Dynamic Growth Fund (the “Target Fund”), a fund of JPM I, into Large Cap Growth Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 27, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I and Class R5 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $341,560,000 and identified cost of approximately $192,181,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 27, 2017, the Target Fund did not have capital loss carryforwards.

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Dynamic Growth Fund				$149,379
Class A	2,009	$63,247	$31.49
Class C	455	13,553	29.77
Class I	2,050	66,379	32.38
Class R5	6,103	201,731	33.05

Acquiring Fund
Large Cap Growth Fund				$5,901,927
Class A	69,657	$2,537,876	$36.43
Class C	16,450	484,595	29.46
Class I	99,881	3,668,798	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	22,117	826,666	37.38
Class R6	123,754	4,653,365	37.60

Post Reorganization
Large Cap Growth Fund				$6,051,306
Class A	71,393	$2,601,123	$36.43
Class C	16,910	498,148	29.46
Class I	101,688	3,735,177	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	27,514	1,028,397	37.38
Class R6	123,754	4,653,365	37.60

Expenses related to the reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2017, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2018, are as follows:

Net investment income (loss)	$345
Net realized/unrealized gains (losses)	3,304,329

Change in net assets resulting from operations	$3,304,674

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since October 27, 2017.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	113

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Research Enhanced Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Research Enhanced Equity Fund (six of the funds constituting JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (three of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations and cash flows (for JPMorgan U.S. Large Cap Core Plus Fund) for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations and cash flows (for JPMorgan U.S. Large Cap Core Plus Fund) for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

114	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	115

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

116	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	117

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

118	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019 and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$1,182.80	$5.90	1.09%
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class C
Actual	1,000.00	1,179.70	8.59	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class I
Actual	1,000.00	1,184.20	4.55	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,186.00	3.20	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59

JPMorgan Equity Income Fund
Class A
Actual	1,000.00	1,154.20	5.23	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class C
Actual	1,000.00	1,151.50	7.84	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class I
Actual	1,000.00	1,155.50	3.85	0.72
Hypothetical	1,000.00	1,021.22	3.61	0.72
Class R2
Actual	1,000.00	1,152.90	6.57	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R3
Actual	$1,000.00	$1,154.40	$5.18	0.97%
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class R4
Actual	1,000.00	1,155.60	3.90	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R5
Actual	1,000.00	1,156.90	3.10	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R6
Actual	1,000.00	1,156.90	2.51	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47

JPMorgan Growth and Income Fund
Class A
Actual	1,000.00	1,151.50	4.96	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	1,148.50	7.62	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class I
Actual	1,000.00	1,152.90	3.63	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R2
Actual	1,000.00	1,150.10	6.29	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class R3
Actual	1,000.00	1,151.30	4.96	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R4
Actual	1,000.00	1,152.90	3.63	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R5
Actual	1,000.00	1,153.70	2.83	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R6
Actual	1,000.00	1,154.50	2.30	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,077.20	4.43	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Class C
Actual	1,000.00	1,074.20	6.99	1.36
Hypothetical	1,000.00	1,018.05	6.81	1.36
Class I
Actual	1,000.00	1,078.90	3.14	0.61
Hypothetical	1,000.00	1,021.77	3.06	0.61
Class R5
Actual	1,000.00	1,079.50	2.32	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,079.90	1.86	0.36
Hypothetical	1,000.00	1,023.01	1.81	0.36

120	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Growth Fund
Class A
Actual	$1,000.00	$1,282.00	$5.26	0.93%
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	1,278.90	8.08	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class I
Actual	1,000.00	1,283.60	3.85	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R2
Actual	1,000.00	1,280.40	6.67	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class R3
Actual	1,000.00	1,282.00	5.26	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R4
Actual	1,000.00	1,283.60	3.85	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R5
Actual	1,000.00	1,284.40	3.00	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R6
Actual	1,000.00	1,285.00	2.44	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	1,149.40	4.90	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class C
Actual	1,000.00	1,145.70	7.61	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class I
Actual	1,000.00	1,150.40	3.63	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R2
Actual	1,000.00	1,147.90	6.28	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class R3
Actual	1,000.00	1,148.20	4.95	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R4
Actual	1,000.00	1,150.00	3.62	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R5
Actual	1,000.00	1,151.30	2.88	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,151.20	2.35	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Equity Fund
Class A
Actual	$1,000.00	$1,185.40	$5.09	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,181.90	7.79	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	1,186.50	3.74	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class L
Actual	1,000.00	1,187.30	2.98	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R2
Actual	1,000.00	1,184.10	6.44	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	1,185.20	5.09	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	1,187.10	3.74	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	1,187.20	2.93	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,188.20	2.39	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,174.60	10.35	1.92
Hypothetical	1,000.00	1,015.27	9.59	1.92
Class C
Actual	1,000.00	1,171.60	13.03	2.42
Hypothetical	1,000.00	1,012.79	12.08	2.42
Class I
Actual	1,000.00	1,175.90	8.95	1.66
Hypothetical	1,000.00	1,016.56	8.30	1.66
Class R2
Actual	1,000.00	1,172.20	12.17	2.26
Hypothetical	1,000.00	1,013.59	11.28	2.26
Class R5
Actual	1,000.00	1,175.90	8.74	1.62
Hypothetical	1,000.00	1,016.76	8.10	1.62
Class R6
Actual	1,000.00	1,176.90	8.20	1.52
Hypothetical	1,000.00	1,017.26	7.60	1.52

JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,179.90	3.24	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class I
Actual	1,000.00	1,180.80	1.89	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35

122	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Research Enhanced Equity Fund (continued)
Class L
Actual	$1,000.00	$1,181.10	$1.89	0.35%
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R6
Actual	1,000.00	1,181.60	1.35	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	123

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019:

Dividends Received Deduction
JPMorgan Equity Focus Fund	100.00%
JPMorgan Equity Income Fund	100.00
JPMorgan Growth and Income Fund	100.00
JPMorgan Hedged Equity Fund	100.00
JPMorgan Large Cap Growth Fund	100.00
JPMorgan Large Cap Value Fund	39.56
JPMorgan U.S. Equity Fund	42.16
JPMorgan U.S. Large Cap Core Plus Fund	100.00
JPMorgan U.S. Research Enhanced Equity Fund	100.00

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Equity Focus Fund	$22,330
JPMorgan Equity Income Fund	505,510
JPMorgan Growth and Income Fund	24,851
JPMorgan Large Cap Growth Fund	1,875,811
JPMorgan Large Cap Value Fund	49,369
JPMorgan U.S. Equity Fund	1,247,880
JPMorgan U.S. Large Cap Core Plus Fund	1,213,938
JPMorgan U.S. Research Enhanced Equity Fund	640,122

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Qualified Dividend Income
JPMorgan Equity Focus Fund	$1,517
JPMorgan Equity Income Fund	430,610
JPMorgan Growth and Income Fund	12,960
JPMorgan Hedged Equity Fund	43,484
JPMorgan Large Cap Growth Fund	5,415
JPMorgan Large Cap Value Fund	28,996
JPMorgan U.S. Equity Fund	227,491
JPMorgan U.S. Large Cap Core Plus Fund	34,942
JPMorgan U.S. Research Enhanced Equity Fund	99,784

124	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-LCE-619

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2019

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks. For the twelve month reporting period, the S&P 500 returned 10.42% and the Russell Mid Cap Index returned 7.83%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	9.63%
Russell 3000 Growth Index	10.60%

Net Assets as of 6/30/2019 (In Thousands)	$9,389,089

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and producer durables sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in East West Bancorp, Electronic Arts Inc. and Evolent Health Inc. Shares of East West Bancorp, a provider of financial services, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2019 and amid investor concerns about U.S.-China trade tariffs. Shares of Electronic Arts, a maker of digital interactive games and entertainment, fell amid a drop in revenue from mobile gaming and lower-than-expected live services revenue. Shares of Evolent Health, a provider of health care delivery and payment services, fell amid investor concerns about the financial solvency of a key client and the company’s lower-than-expected forecast for 2019 earnings.

Leading individual contributors to relative performance included the Fund’s overweight positions in Exact Sciences Inc., Veeva Systems Inc. and Waste Connections Inc. Shares of Exact Sciences, a provider of cancer diagnostics, rose amid better-than-expected quarterly earnings and revenue and increased adoption of its leading product by health care providers. Shares of Veeva Systems, a provider of software and services to the life sciences industry, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019 and raised its forecast for the full year 2019. Shares of Waste Connections, a provider of solid waste services that was not held in the Benchmark, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.9%
2.	Amazon.com, Inc.	5.7
3.	Alphabet, Inc., Class C	4.4
4.	Apple, Inc.	4.3
5.	Mastercard, Inc., Class A	2.7
6.	UnitedHealth Group, Inc.	2.6
7.	Visa, Inc., Class A	2.3
8.	Waste Connections, Inc.	2.2
9.	PayPal Holdings, Inc.	1.9
10.	Netflix, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	36.9%
Health Care	13.7
Consumer Discretionary	13.2
Industrials	11.0
Communication Services	9.5
Financials	6.5
Materials	2.8
Investment of cash collateral from securities loaned	2.0
Energy	1.3
Others (each less than 1.0%)	0.9
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		3.89%	12.24%	16.34%
Without Sales Charge		9.63	13.46	16.98
CLASS C SHARES	May 1, 2006
With CDSC**		8.06	12.89	16.38
Without CDSC		9.06	12.89	16.38
CLASS I SHARES	May 1, 2006	9.91	13.70	17.22
CLASS R2 SHARES	July 31, 2017	9.36	13.18	16.69
CLASS R3 SHARES	May 31, 2017	9.63	13.47	16.99
CLASS R4 SHARES	May 31, 2017	9.91	13.74	17.27
CLASS R5 SHARES	January 8, 2009	10.05	13.89	17.44
CLASS R6 SHARES	December 23, 2013	10.18	14.01	17.51

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.20%
Russell Midcap Index	7.83%

Net Assets as of 6/30/2019 (In Thousands)	$2,791,397

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the materials & processing sector and in the health care sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ball Corp., Paycom Software Inc. and Veeva Systems Inc. Shares of Ball, a packaging manufacturer, rose after the company reported better-than-expected revenue for the first quarter of 2019. Shares of Paycom Software, a provider of workforce management software, rose amid consistently better-than-expected earnings and revenue during the reporting period. Shares of Veeva Systems, a provider of software and services to the life sciences industry, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019 and raised its forecast for the full year 2019.

Leading individual detractors from relative performance included the Fund’s overweight positions in EQT Corp., Mohawk Industries Inc. and Electronic Arts Inc. Shares of EQT, a natural gas production and transmission company, fell after the company forecast flat production and lower capital expenditures in 2019. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell after the company reported lower-than-expected revenue for the first quarter of 2019. Shares of Electronic Arts, a video games and other interactive entertainment, fell amid a drop in revenue from mobile gaming and lower-than-expected live services revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ball Corp.	1.4%
2.	Synopsys, Inc.	1.2
3.	AMETEK, Inc.	1.2
4.	Global Payments, Inc.	1.2
5.	Amphenol Corp., Class A	1.2
6.	CBRE Group, Inc., Class A	1.1
7.	Waste Connections, Inc.	1.1
8.	Hilton Worldwide Holdings, Inc.	1.1
9.	CMS Energy Corp.	1.1
10.	O’Reilly Automotive, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.0%
Financials	13.6
Consumer Discretionary	12.5
Industrials	12.0
Health Care	10.9
Real Estate	7.2
Utilities	5.0
Materials	4.5
Energy	3.3
Investment of cash collateral from securities loaned	2.9
Communication Services	2.8
Consumer Staples	1.9
Short-Term Investments	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		4.14%	7.54%	14.18%
Without Sales Charge		9.92	8.71	14.79
CLASS C SHARES	November 2, 2009
With CDSC**		8.39	8.17	14.24
Without CDSC		9.39	8.17	14.24
CLASS I SHARES	January 1, 1997	10.20	9.06	15.16
CLASS R2 SHARES	March 14, 2014	9.66	8.44	14.64
CLASS R5 SHARES	March 14, 2014	10.37	9.18	15.23
CLASS R6 SHARES	March 14, 2014	10.48	9.25	15.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from November 2, 2009 to March 13, 2014 and Class I Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Multi-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.73%
Russell Midcap Growth Index	13.94%

Net Assets as of 6/30/2019 (In Thousands)	$4,558,492

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the health care and producer durables sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the technology sector and its underweight position in the consumer staples sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Paycom Software Inc., Veeva Systems Inc. and Exact Sciences Inc. Shares of Paycom Software, a provider of workforce management software, rose amid consistently better-than-expected quarterly earnings and revenue during the reporting period. Shares of Veeva Systems, a provider of software and services to the life sciences industry, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019 and raised its forecast for the full year 2019. Shares of Exact Sciences, a provider of cancer diagnostics, rose amid better-than-expected quarterly earnings and revenue and increased adoption of its leading product by health care providers.

Leading individual detractors from relative performance included the Fund’s overweight positions in Electronic Arts Inc., East West Bancorp and Red Rock Resorts Inc. Shares of Electronic Arts, a maker of digital interactive games and entertainment not held in the Benchmark, fell amid a drop in revenue from mobile gaming and lower-than-expected live services revenue. Shares of East West Bancorp, a provider of financial services, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2019 and amid investor concerns over U.S.-China trade tariffs. Shares of Red Rock Resorts, a casino and entertainment properties operator not held in the Benchmark, fell amid investor concerns about weaker-than-expected demand at the company’s Palms Casino Resort.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Global Payments, Inc.	2.3%
2.	Waste Connections, Inc.	2.2
3.	O’Reilly Automotive, Inc.	2.1
4.	Fiserv, Inc.	1.8
5.	Tractor Supply Co.	1.7
6.	Ball Corp.	1.7
7.	Advanced Micro Devices, Inc.	1.6
8.	Xilinx, Inc.	1.6
9.	Take-Two Interactive Software, Inc.	1.5
10.	Copart, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	33.3%
Industrials	16.4
Health Care	15.3
Consumer Discretionary	13.0
Financials	5.9
Materials	4.4
Investment of cash collateral from securities loaned	4.2
Communication Services	3.2
Real Estate	1.1
Others (each less than 1.0%)	0.8
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		9.31%	9.29%	15.14%
Without Sales Charge		15.37	10.48	15.77
CLASS C SHARES	November 4, 1997
With CDSC**		13.78	9.92	15.18
Without CDSC		14.78	9.92	15.18
CLASS I SHARES	March 2, 1989	15.73	10.82	16.13
CLASS R2 SHARES	June 19, 2009	15.10	10.26	15.56
CLASS R3 SHARES	September 9, 2016	15.38	10.48	15.77
CLASS R4 SHARES	September 9, 2016	15.66	10.75	16.06
CLASS R5 SHARES	November 1, 2011	15.89	10.97	16.25
CLASS R6 SHARES	November 1, 2011	15.97	11.04	16.30

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	4.63%
Russell Midcap Value Index	3.68%

Net Assets as of 6/30/2019 (In Thousands)	$17,015,485

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the materials and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ball Corp., AutoZone Inc. and Williams Cos. Shares of Ball, a packaging manufacturer, rose after the company reported better-than-expected revenue for the first quarter of 2019. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Williams, an operator of natural gas and petroleum pipelines and storage facilities, rose amid investor expectations for earnings growth and investor demand for stocks that pay relatively high dividends.

Leading individual detractors from relative performance included the Fund’s overweight positions in EQT Corp., Mohawk Industries Inc. and CommScope Holding Co. Shares of EQT, a natural gas production and transmission company, fell after the company forecast flat production and lower capital expenditures in 2019. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell after the company reported lower-than-expected revenue for the first quarter of 2019. Shares of CommScope Holding, a communications infrastructure provider, fell after the company issued a weaker-than-expected earnings and revenue forecast for the second quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	CMS Energy Corp.	2.1%
2.	WEC Energy Group, Inc.	2.1
3.	Xcel Energy, Inc.	2.1
4.	Loews Corp.	2.0
5.	M&T Bank Corp.	1.9
6.	Williams Cos., Inc. (The)	1.9
7.	Diamondback Energy, Inc.	1.6
8.	SunTrust Banks, Inc.	1.5
9.	T. Rowe Price Group, Inc.	1.5
10.	AutoZone, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.7%
Real Estate	12.9
Consumer Discretionary	11.9
Utilities	10.1
Industrials	7.5
Health Care	6.5
Information Technology	6.5
Energy	5.8
Materials	4.6
Consumer Staples	3.8
Communication Services	2.5
Investment of cash collateral from securities loaned	2.1
Short-Term Investments	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(1.34)%	5.52%	13.23%
Without Sales Charge		4.12	6.66	13.84
CLASS C SHARES	April 30, 2001
With CDSC**		2.59	6.12	13.26
Without CDSC		3.59	6.12	13.26
CLASS I SHARES	October 31, 2001	4.38	6.93	14.12
CLASS L SHARES	November 13, 1997	4.63	7.18	14.40
CLASS R2 SHARES	November 3, 2008	3.86	6.39	13.54
CLASS R3 SHARES	September 9, 2016	4.12	6.66	13.84
CLASS R4 SHARES	September 9, 2016	4.38	6.92	14.12
CLASS R5 SHARES	September 9, 2016	4.52	7.13	14.37
CLASS R6 SHARES	September 9, 2016	4.63	7.18	14.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	7.44%
Russell 3000 Value Index	7.34%

Net Assets as of 6/30/2019 (In Thousands)	$10,825,760

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the energy and materials sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples sector and its security selection and overweight position in the financials sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Ball Corp., AutoZone Inc. and Kinder Morgan Inc. Shares of Ball, a packaging manufacturer, rose after the company reported better-than-expected revenue for the first quarter of 2019. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Kinder Morgan, a natural gas and petroleum pipelines and storage company, rose after the company increased its quarterly dividend by 25% in April 2019.

Leading individual detractors from relative performance included the Fund’s overweight positions in Nordstrom Inc., CommScope Holding Co. and Energizer Holdings Inc. Shares of Nordstrom, an apparel retail chain not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue and reduced its forecast for the full year 2019.

Shares of CommScope Holding, a communications infrastructure provider, fell after the company issued a weaker-than-expected earnings and revenue forecast for the second quarter of 2019. Shares of Energizer, a batteries and lighting manufacturer, fell after the company reported lower than expected sales for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.3%
2.	Pfizer, Inc.	2.7
3.	Wells Fargo & Co.	2.1
4.	Capital One Financial Corp.	2.1
5.	PNC Financial Services Group, Inc. (The)	1.9
6.	Loews Corp.	1.9
7.	Chevron Corp.	1.9
8.	Merck & Co., Inc.	1.7
9.	Delta Air Lines, Inc.	1.6
10.	M&T Bank Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.6%
Energy	9.2
Health Care	9.2
Consumer Discretionary	7.6
Real Estate	7.5
Industrials	6.5
Information Technology	6.0
Utilities	5.6
Communication Services	5.2
Consumer Staples	5.0
Materials	4.7
Investment of cash collateral from securities loaned	2.3
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge*		1.38%	5.83%	13.30%
Without Sales Charge		7.00	6.98	13.91
CLASS C SHARES	February 28, 2005
With CDSC**		5.48	6.45	13.35
Without CDSC		6.48	6.45	13.35
CLASS I SHARES	February 28, 2005	7.28	7.25	14.20
CLASS L SHARES	February 28, 2005	7.44	7.49	14.46
CLASS R2 SHARES	July 31, 2017	6.75	6.71	13.63
CLASS R3 SHARES	September 9, 2016	7.00	6.98	13.91
CLASS R4 SHARES	September 9, 2016	7.27	7.25	14.20
CLASS R5 SHARES	September 9, 2016	7.41	7.46	14.45
CLASS R6 SHARES	September 9, 2016	7.57	7.53	14.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different to those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2009 to

June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%

Aerospace & Defense — 1.0%

Boeing Co. (The)	264	95,917

Automobiles — 0.2%

Tesla, Inc. * (a)	102	22,704

Banks — 1.6%

East West Bancorp, Inc.	1,600	74,827

First Republic Bank (a)	775	75,650

		150,477

Biotechnology — 2.9%

Exact Sciences Corp. * (a)	881	103,993

Exelixis, Inc. *	2,549	54,466

Intercept Pharmaceuticals, Inc. * (a)	179	14,227

Sage Therapeutics, Inc. * (a)	195	35,721

Vertex Pharmaceuticals, Inc. *	353	64,660

		273,067

Building Products — 1.7%

Fortune Brands Home & Security, Inc.	1,362	77,822

Lennox International, Inc. (a)	284	77,963

		155,785

Capital Markets — 4.0%

BlackRock, Inc.	149	70,020

Charles Schwab Corp. (The)	1,487	59,771

Nasdaq, Inc.	732	70,353

S&P Global, Inc. (a)	521	118,747

TD Ameritrade Holding Corp.	1,046	52,201

		371,092

Commercial Services & Supplies — 3.4%

Copart, Inc. *	1,384	103,470

Waste Connections, Inc.	2,234	213,559

		317,029

Communications Equipment — 0.6%

Arista Networks, Inc. *	224	58,194

Construction Materials — 0.8%

Vulcan Materials Co.	551	75,630

Containers & Packaging — 2.1%

Avery Dennison Corp.	776	89,803

Ball Corp.	1,482	103,697

		193,500

Electrical Equipment — 0.5%

AMETEK, Inc.	530	48,172

Electronic Equipment, Instruments & Components — 3.1%

Amphenol Corp., Class A	710	68,137

Corning, Inc.	2,011	66,835

Keysight Technologies, Inc. *	772	69,333

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Zebra Technologies Corp., Class A * (a)	420	87,923

		292,228

Entertainment — 3.9%

Netflix, Inc. *	456	167,424

Spotify Technology SA *	571	83,492

Take-Two Interactive Software, Inc. *	1,056	119,859

		370,775

Health Care Equipment & Supplies — 1.7%

DexCom, Inc. *	472	70,665

Intuitive Surgical, Inc. * (a)	164	86,131

		156,796

Health Care Providers & Services — 3.9%

Acadia Healthcare Co., Inc. * (a)	1,285	44,907

Anthem, Inc.	278	78,426

UnitedHealth Group, Inc.	1,014	247,475

		370,808

Health Care Technology — 1.8%

Teladoc Health, Inc. *	1,408	93,512

Veeva Systems, Inc., Class A *	488	79,093

		172,605

Hotels, Restaurants & Leisure — 0.6%

Hilton Worldwide Holdings, Inc. (a)	562	54,953

Insurance — 1.1%

Progressive Corp. (The)	1,278	102,135

Interactive Media & Services — 5.3%

Alphabet, Inc., Class C *	395	427,289

Facebook, Inc., Class A *	383	73,861

		501,150

Internet & Direct Marketing Retail — 6.4%

Amazon.com, Inc. *	290	548,206

Wayfair, Inc., Class A * (a)	329	48,005

		596,211

IT Services — 9.8%

Booz Allen Hamilton Holding Corp.	545	36,097

Global Payments, Inc. (a)	951	152,332

GoDaddy, Inc., Class A *	890	62,398

Mastercard, Inc., Class A	996	263,366

PayPal Holdings, Inc. *	1,629	186,490

Visa, Inc., Class A	1,252	217,354

		918,037

Life Sciences Tools & Services — 2.1%

Illumina, Inc. *	272	100,247

Thermo Fisher Scientific, Inc.	331	97,120

		197,367

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 2.7%

Nordson Corp. (a)	338	47,777

Oshkosh Corp.	522	43,540

Parker-Hannifin Corp.	399	67,800

Stanley Black & Decker, Inc.	656	94,821

		253,938

Media — 0.5%

New York Times Co. (The), Class A (a)	1,334	43,505

Oil, Gas & Consumable Fuels — 1.3%

Concho Resources, Inc.	585	60,309

EOG Resources, Inc.	667	62,147

		122,456

Pharmaceuticals — 1.6%

Catalent, Inc. * (a)	1,303	70,636

Jazz Pharmaceuticals plc *	484	68,970

TherapeuticsMD, Inc. *	5,525	14,364

		153,970

Professional Services — 0.8%

IHS Markit Ltd. *	1,110	70,755

Real Estate Management & Development — 0.9%

CBRE Group, Inc., Class A *	1,669	85,640

Road & Rail — 1.1%

Lyft, Inc., Class A *	702	46,148

Old Dominion Freight Line, Inc.	381	56,876

		103,024

Semiconductors & Semiconductor Equipment — 4.6%

Advanced Micro Devices, Inc. * (a)	2,563	77,832

Applied Materials, Inc.	1,463	65,712

Microchip Technology, Inc. (a)	407	35,322

NVIDIA Corp.	483	79,258

QUALCOMM, Inc.	1,201	91,383

Xilinx, Inc.	679	80,091

		429,598

Software — 15.4%

Autodesk, Inc. *	278	45,205

DocuSign, Inc. * (a)	744	36,989

Fair Isaac Corp. *	197	61,799

Intuit, Inc.	500	130,717

Microsoft Corp.	4,972	666,063

Palo Alto Networks, Inc. *	351	71,601

salesforce.com, Inc. * (a)	993	150,653

ServiceNow, Inc. *	421	115,704

Slack Technologies, Inc., Class A * (a)	776	29,092

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Splunk, Inc. *	575	72,269

Synopsys, Inc. *	543	69,867

		1,449,959

Specialty Retail — 5.5%

Home Depot, Inc. (The)	754	156,726

O’Reilly Automotive, Inc. *	240	88,637

Ross Stores, Inc.	1,659	164,430

Tractor Supply Co.	936	101,880

		511,673

Technology Hardware, Storage & Peripherals — 4.4%

Apple, Inc.	2,086	412,851

Textiles, Apparel & Luxury Goods — 0.9%

Lululemon Athletica, Inc. *	493	88,771

Trading Companies & Distributors — 0.1%

WW Grainger, Inc.	41	10,862

Total Common Stocks (Cost $5,395,304)		9,231,634

Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $214,330)	214,265	214,350

Investment of Cash Collateral from Securities Loaned — 2.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	157,015	157,046

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	36,180	36,180

Total Investment of Cash Collateral from Securities Loaned (Cost $193,211)		193,226

Total Investments — 102.7% (Cost $5,802,845)		9,639,210
Liabilities in Excess of Other Assets — (2.7)%		(250,121)

NET ASSETS — 100.0%		9,389,089

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $189,162,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%

Aerospace & Defense — 0.6%

HEICO Corp., Class A	159	16,437

Auto Components — 0.6%

Aptiv plc	93	7,485

BorgWarner, Inc.	259	10,861

		18,346

Automobiles — 0.1%

Tesla, Inc. * (a)	9	2,101

Banks — 5.2%

Citizens Financial Group, Inc.	395	13,951

Comerica, Inc.	131	9,479

East West Bancorp, Inc.	251	11,747

Fifth Third Bancorp	712	19,866

First Republic Bank	256	24,950

Huntington Bancshares, Inc.	775	10,704

M&T Bank Corp.	159	27,082

SunTrust Banks, Inc.	350	21,978

Zions Bancorp NA	116	5,311

		145,068

Beverages — 0.8%

Constellation Brands, Inc., Class A	62	12,277

Keurig Dr Pepper, Inc. (a)	203	5,874

Molson Coors Brewing Co., Class B	98	5,515

		23,666

Biotechnology — 2.1%

Agios Pharmaceuticals, Inc. * (a)	81	4,060

Alnylam Pharmaceuticals, Inc. * (a)	64	4,629

BioMarin Pharmaceutical, Inc. *	50	4,291

Exact Sciences Corp. * (a)	171	20,161

Exelixis, Inc. *	408	8,723

Intercept Pharmaceuticals, Inc. *	54	4,329

Moderna, Inc. *	169	2,467

Sage Therapeutics, Inc. * (a)	53	9,759

		58,419

Building Products — 1.4%

Fortune Brands Home & Security, Inc.	424	24,244

Lennox International, Inc.	52	14,312

		38,556

Capital Markets — 4.2%

Ameriprise Financial, Inc.	110	15,908

Invesco Ltd.	266	5,443

MSCI, Inc.	52	12,371

Nasdaq, Inc.	117	11,233

Northern Trust Corp.	156	14,001

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Raymond James Financial, Inc.	152	12,826

S&P Global, Inc.	61	13,986

T. Rowe Price Group, Inc.	191	20,960

TD Ameritrade Holding Corp.	229	11,447

		118,175

Chemicals — 0.5%

Sherwin-Williams Co. (The)	29	13,208

Commercial Services & Supplies — 1.9%

Copart, Inc. *	285	21,293

Waste Connections, Inc.	334	31,924

		53,217

Communications Equipment — 0.7%

Arista Networks, Inc. * (a)	57	14,744

CommScope Holding Co., Inc. *	258	4,052

		18,796

Construction Materials — 1.2%

Martin Marietta Materials, Inc.	52	11,917

Vulcan Materials Co.	150	20,569

		32,486

Consumer Finance — 0.2%

Ally Financial, Inc.	165	5,106

Containers & Packaging — 3.0%

Avery Dennison Corp.	163	18,821

Ball Corp.	593	41,479

Silgan Holdings, Inc.	470	14,381

Westrock Co.	268	9,756

		84,437

Distributors — 0.3%

Genuine Parts Co.	88	9,124

Diversified Consumer Services — 0.6%

Bright Horizons Family Solutions, Inc. *	109	16,369

Electric Utilities — 1.8%

Edison International	94	6,318

Evergy, Inc.	226	13,596

Xcel Energy, Inc.	503	29,897

		49,811

Electrical Equipment — 2.0%

Acuity Brands, Inc.	91	12,546

AMETEK, Inc.	375	34,094

Hubbell, Inc.	62	8,144

		54,784

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electronic Equipment, Instruments & Components — 4.7%

Amphenol Corp., Class A	353	33,877

Arrow Electronics, Inc. *	213	15,191

CDW Corp.	172	19,138

Corning, Inc.	299	9,919

FLIR Systems, Inc.	163	8,808

Keysight Technologies, Inc. *	311	27,927

Zebra Technologies Corp., Class A *	83	17,471

		132,331

Entertainment — 1.4%

Spotify Technology SA * (a)	112	16,435

Take-Two Interactive Software, Inc. *	189	21,480

		37,915

Equity Real Estate Investment Trusts (REITs) — 6.1%

American Campus Communities, Inc.	168	7,762

American Homes 4 Rent, Class A	348	8,462

AvalonBay Communities, Inc.	92	18,656

Boston Properties, Inc.	131	16,935

Brixmor Property Group, Inc.	627	11,211

Essex Property Trust, Inc.	38	11,131

Federal Realty Investment Trust	112	14,473

JBG SMITH Properties	149	5,866

Kimco Realty Corp.	498	9,204

Outfront Media, Inc.	409	10,539

Rayonier, Inc.	347	10,527

Regency Centers Corp.	128	8,514

Ventas, Inc.	108	7,408

Vornado Realty Trust	228	14,624

Weyerhaeuser Co.	311	8,196

WP Carey, Inc.	76	6,203

		169,711

Food & Staples Retailing — 0.3%

Kroger Co. (The)	345	7,493

Food Products — 0.4%

Post Holdings, Inc. *	113	11,750

Gas Utilities — 0.5%

National Fuel Gas Co.	256	13,503

Health Care Equipment & Supplies — 2.2%

DexCom, Inc. *	97	14,579

Insulet Corp. * (a)	107	12,786

ResMed, Inc.	137	16,682

Zimmer Biomet Holdings, Inc.	144	16,957

		61,004

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 4.1%

Acadia Healthcare Co., Inc. * (a)	197	6,885

AmerisourceBergen Corp.	185	15,767

Centene Corp. *	236	12,351

Cigna Corp.	79	12,488

Covetrus, Inc. *	43	1,053

Henry Schein, Inc. *	150	10,463

Humana, Inc.	23	6,202

Laboratory Corp. of America Holdings *	93	16,054

Universal Health Services, Inc., Class B	109	14,151

WellCare Health Plans, Inc. *	64	18,159

		113,573

Health Care Technology — 1.2%

Teladoc Health, Inc. *	235	15,606

Veeva Systems, Inc., Class A *	117	18,935

		34,541

Hotels, Restaurants & Leisure — 1.4%

Hilton Worldwide Holdings, Inc.	319	31,207

Red Rock Resorts, Inc., Class A (a)	347	7,449

		38,656

Household Durables — 1.2%

Mohawk Industries, Inc. *	113	16,661

Newell Brands, Inc.	288	4,437

NVR, Inc. *	3	11,526

		32,624

Household Products — 0.3%

Energizer Holdings, Inc.	191	7,363

Industrial Conglomerates — 0.3%

Carlisle Cos., Inc.	61	8,600

Insurance — 4.4%

Alleghany Corp. *	14	9,335

Hartford Financial Services Group, Inc. (The)	356	19,823

Lincoln National Corp.	158	10,155

Loews Corp.	518	28,327

Marsh & McLennan Cos., Inc.	126	12,545

Principal Financial Group, Inc.	60	3,501

Progressive Corp. (The)	322	25,768

Unum Group	102	3,427

WR Berkley Corp.	151	9,971

		122,852

Internet & Direct Marketing Retail — 1.1%

Expedia Group, Inc.	153	20,330

Wayfair, Inc., Class A * (a)	70	10,264

		30,594

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 5.7%

Booz Allen Hamilton Holding Corp.	305	20,187

Fiserv, Inc. * (a)	294	26,774

Gartner, Inc. *	71	11,427

Global Payments, Inc. (a)	212	34,011

GoDaddy, Inc., Class A *	198	13,904

Jack Henry & Associates, Inc.	88	11,782

Okta, Inc. *	97	12,030

Shopify, Inc., Class A (Canada) *	39	11,556

Square, Inc., Class A *	119	8,624

Worldpay, Inc., Class A *	68	8,296

		158,591

Life Sciences Tools & Services — 0.4%

Illumina, Inc. *	29	10,669

Machinery — 3.6%

IDEX Corp.	86	14,860

Ingersoll-Rand plc	148	18,773

Middleby Corp. (The) *	91	12,389

Nordson Corp.	71	10,061

Oshkosh Corp.	79	6,554

Parker-Hannifin Corp. (a)	53	8,977

Snap-on, Inc.	90	14,959

Stanley Black & Decker, Inc.	105	15,242

		101,815

Media — 1.6%

CBS Corp. (Non-Voting), Class B	165	8,224

DISH Network Corp., Class A *	257	9,869

Liberty Broadband Corp., Class C *	65	6,726

Liberty Media Corp.-Liberty SiriusXM, Class C *	266	10,121

New York Times Co. (The), Class A (a)	265	8,631

		43,571

Multiline Retail — 0.7%

Kohl’s Corp.	228	10,825

Nordstrom, Inc. (a)	238	7,592

		18,417

Multi-Utilities — 2.9%

CMS Energy Corp.	525	30,393

Sempra Energy	149	20,445

WEC Energy Group, Inc.	361	30,105

		80,943

Oil, Gas & Consumable Fuels — 3.4%

Cabot Oil & Gas Corp.	461	10,575

Concho Resources, Inc.	115	11,886

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Diamondback Energy, Inc.	207	22,595

EQT Corp.	387	6,113

Equitrans Midstream Corp.	357	7,036

PBF Energy, Inc., Class A	300	9,386

Williams Cos., Inc. (The)	959	26,877

		94,468

Personal Products — 0.2%

Coty, Inc., Class A (a)	381	5,099

Pharmaceuticals — 1.3%

Catalent, Inc. * (a)	233	12,647

Elanco Animal Health, Inc. *	289	9,765

Jazz Pharmaceuticals plc *	106	15,140

		37,552

Professional Services — 1.5%

CoStar Group, Inc. *	16	9,087

IHS Markit Ltd. *	262	16,663

Verisk Analytics, Inc. (a)	117	17,106

		42,856

Real Estate Management & Development — 1.3%

CBRE Group, Inc., Class A *	642	32,941

Cushman & Wakefield plc * (a)	233	4,164

		37,105

Road & Rail — 0.6%

Lyft, Inc., Class A *	110	7,228

Old Dominion Freight Line, Inc. (a)	68	10,135

		17,363

Semiconductors & Semiconductor Equipment — 3.3%

Advanced Micro Devices, Inc. * (a)	757	22,999

Analog Devices, Inc.	55	6,244

Lam Research Corp.	100	18,746

Marvell Technology Group Ltd. (a)	565	13,487

Microchip Technology, Inc. (a)	99	8,575

Xilinx, Inc.	194	22,818

		92,869

Software — 6.2%

Autodesk, Inc. *	58	9,448

Crowdstrike Holdings, Inc., Class A *	67	4,541

DocuSign, Inc. * (a)	122	6,055

Fair Isaac Corp. *	38	12,027

Intuit, Inc.	56	14,582

Palo Alto Networks, Inc. *	88	17,964

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Paycom Software, Inc. * (a)	70	15,893

Proofpoint, Inc. * (a)	114	13,673

ServiceNow, Inc. *	50	13,838

Slack Technologies, Inc., Class A *	122	4,583

Splunk, Inc. *	139	17,504

Synopsys, Inc. *	266	34,246

Trade Desk, Inc. (The), Class A * (a)	45	10,159

		174,513

Specialty Retail — 5.4%

American Eagle Outfitters, Inc.	247	4,176

AutoZone, Inc. *	19	20,935

Best Buy Co., Inc.	189	13,189

Gap, Inc. (The)	497	8,934

National Vision Holdings, Inc. * (a)	261	8,033

O’Reilly Automotive, Inc. *	82	30,358

Ross Stores, Inc.	214	21,232

Tiffany & Co. (a)	135	12,662

Tractor Supply Co.	225	24,437

Ulta Beauty, Inc. *	23	7,874

		151,830

Textiles, Apparel & Luxury Goods — 1.5%

Lululemon Athletica, Inc. *	109	19,715

PVH Corp.	119	11,294

Ralph Lauren Corp.	95	10,845

		41,854

Trading Companies & Distributors — 0.4%

MSC Industrial Direct Co., Inc., Class A	129	9,598

WW Grainger, Inc.	9	2,280

		11,878

Total Common Stocks (Cost $1,781,480)		2,702,009

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.5%

Investment Companies — 3.5%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $97,773)	97,743	97,782

Investment of Cash Collateral from Securities Loaned — 3.0%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	69,009	69,023

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	15,260	15,260

Total Investment of Cash Collateral from Securities Loaned (Cost $84,278)		84,283

Total Investments — 103.3% (Cost $1,963,531)		2,884,074
Liabilities in Excess of Other Assets — (3.3)%		(92,677)

NET ASSETS — 100.0%		2,791,397

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $82,780,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 1.2%

HEICO Corp., Class A	522	54,009

Auto Components — 0.5%

Aptiv plc	302	24,395

Automobiles — 0.1%

Tesla, Inc. * (a)	31	6,927

Banks — 1.7%

East West Bancorp, Inc.	825	38,602

First Republic Bank	403	39,382

		77,984

Biotechnology — 4.2%

Agios Pharmaceuticals, Inc. * (a)	268	13,388

Alnylam Pharmaceuticals, Inc. * (a)	210	15,245

BioMarin Pharmaceutical, Inc. *	165	14,150

Exact Sciences Corp. * (a)	561	66,208

Exelixis, Inc. *	1,331	28,435

Intercept Pharmaceuticals, Inc. * (a)	179	14,264

Moderna, Inc. * (a)	557	8,156

Sage Therapeutics, Inc. * (a)	175	32,114

		191,960

Building Products — 2.0%

Fortune Brands Home & Security, Inc.	759	43,356

Lennox International, Inc.	170	46,704

		90,060

Capital Markets — 3.5%

MSCI, Inc.	170	40,642

Nasdaq, Inc.	384	36,900

S&P Global, Inc.	199	45,360

TD Ameritrade Holding Corp.	754	37,622

		160,524

Commercial Services & Supplies — 3.8%

Copart, Inc. *	936	69,934

Waste Connections, Inc.	1,086	103,789

		173,723

Communications Equipment — 1.1%

Arista Networks, Inc. * (a)	186	48,398

Construction Materials — 1.5%

Vulcan Materials Co.	488	67,071

Containers & Packaging — 3.1%

Avery Dennison Corp. (a)	534	61,808

Ball Corp. (a)	1,143	79,995

		141,803

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Consumer Services — 1.2%

Bright Horizons Family Solutions, Inc. *	356	53,755

Electrical Equipment — 1.4%

AMETEK, Inc.	700	63,615

Electronic Equipment, Instruments & Components — 5.4%

Amphenol Corp., Class A	672	64,494

Corning, Inc.	981	32,609

FLIR Systems, Inc.	535	28,954

Keysight Technologies, Inc. *	708	63,550

Zebra Technologies Corp., Class A *	274	57,379

		246,986

Entertainment — 2.7%

Spotify Technology SA * (a)	369	53,970

Take-Two Interactive Software, Inc. *	621	70,536

		124,506

Health Care Equipment & Supplies — 3.2%

DexCom, Inc. *	320	47,904

Insulet Corp. * (a)	352	42,022

ResMed, Inc.	449	54,803

		144,729

Health Care Providers & Services — 2.7%

Acadia Healthcare Co., Inc. * (a)	648	22,656

Centene Corp. *	774	40,583

WellCare Health Plans, Inc. *	209	59,608

		122,847

Health Care Technology — 2.5%

Teladoc Health, Inc. *	772	51,269

Veeva Systems, Inc., Class A *	384	62,194

		113,463

Hotels, Restaurants & Leisure — 1.9%

Hilton Worldwide Holdings, Inc.	624	61,014

Red Rock Resorts, Inc., Class A (a)	1,141	24,504

		85,518

Household Durables — 0.8%

NVR, Inc. *	11	38,084

Insurance — 0.9%

Progressive Corp. (The)	513	40,972

Internet & Direct Marketing Retail — 0.7%

Wayfair, Inc., Class A * (a)	231	33,744

IT Services — 10.6%

Booz Allen Hamilton Holding Corp.	1,001	66,303

Fiserv, Inc. * (a)	965	87,924

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Gartner, Inc. *	233	37,576

Global Payments, Inc.	697	111,674

GoDaddy, Inc., Class A *	651	45,689

Okta, Inc. * (a)	320	39,523

Shopify, Inc., Class A (Canada) *	127	37,999

Square, Inc., Class A *	391	28,345

Worldpay, Inc., Class A *	221	27,027

		482,060

Life Sciences Tools & Services — 0.8%

Illumina, Inc. *	95	35,076

Machinery — 4.3%

Ingersoll-Rand plc	487	61,638

Nordson Corp.	234	33,066

Oshkosh Corp.	256	21,365

Parker-Hannifin Corp. (a)	172	29,259

Stanley Black & Decker, Inc.	346	50,064

		195,392

Media — 0.6%

New York Times Co. (The), Class A (a)	870	28,379

Oil, Gas & Consumable Fuels — 0.9%

Concho Resources, Inc.	379	39,056

Pharmaceuticals — 2.7%

Catalent, Inc. *	753	40,804

Elanco Animal Health, Inc. *	950	32,100

Jazz Pharmaceuticals plc * (a)	349	49,720

		122,624

Professional Services — 3.1%

CoStar Group, Inc. *	54	29,864

IHS Markit Ltd. *	859	54,735

Verisk Analytics, Inc. (a)	384	56,182

		140,781

Real Estate Management & Development — 1.2%

CBRE Group, Inc., Class A *	1,032	52,938

Road & Rail — 1.2%

Lyft, Inc., Class A *	362	23,781

Old Dominion Freight Line, Inc.	222	33,061

		56,842

Semiconductors & Semiconductor Equipment — 6.2%

Advanced Micro Devices, Inc. * (a)	2,487	75,524

Lam Research Corp.	328	61,591

Marvell Technology Group Ltd.	1,857	44,318

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Microchip Technology, Inc. (a)	322	27,944

Xilinx, Inc.	635	74,926

		284,303

Software — 11.6%

Autodesk, Inc. *	189	30,821

Crowdstrike Holdings, Inc., Class A * (a)	219	14,955

DocuSign, Inc. * (a)	401	19,929

Fair Isaac Corp. *	126	39,504

Intuit, Inc.	183	47,876

Palo Alto Networks, Inc. *	290	59,012

Paycom Software, Inc. * (a)	230	52,236

Proofpoint, Inc. *	374	44,913

ServiceNow, Inc. *	164	45,105

Slack Technologies, Inc., Class A *	403	15,105

Splunk, Inc. *	457	57,472

Synopsys, Inc. *	528	67,884

Trade Desk, Inc. (The), Class A * (a)	147	33,370

		528,182

Specialty Retail — 6.9%

American Eagle Outfitters, Inc. (a)	814	13,762

National Vision Holdings, Inc. * (a)	860	26,412

O’Reilly Automotive, Inc. *	270	99,703

Ross Stores, Inc.	699	69,264

Tractor Supply Co.	738	80,251

Ulta Beauty, Inc. * (a)	75	25,866

		315,258

Textiles, Apparel & Luxury Goods — 1.4%

Lululemon Athletica, Inc. *	359	64,731

Trading Companies & Distributors — 0.2%

WW Grainger, Inc.	28	7,484

Total Common Stocks (Cost $3,119,960)		4,458,179

Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $113,754)	113,720	113,766

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 4.3%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	168,032	168,065

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	30,123	30,123

Total Investment of Cash Collateral from Securities Loaned (Cost $198,175)		198,188

Total Investments — 104.6% (Cost $3,431,889)		4,770,133
Liabilities in Excess of Other Assets — (4.6)%		(211,641)

NET ASSETS — 100.0%		4,558,492

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $194,911,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.5%

Auto Components — 0.8%

BorgWarner, Inc.	3,136	131,652

Banks — 8.6%

Citizens Financial Group, Inc.	4,781	169,057

Comerica, Inc.	1,583	114,957

Fifth Third Bancorp	8,625	240,632

First Republic Bank	1,610	157,175

Huntington Bancshares, Inc.	9,389	129,755

M&T Bank Corp.	1,928	327,947

SunTrust Banks, Inc.	4,235	266,195

Zions Bancorp NA	1,403	64,503

		1,470,221

Beverages — 1.6%

Constellation Brands, Inc., Class A	756	148,809

Keurig Dr Pepper, Inc. (a)	2,467	71,304

Molson Coors Brewing Co., Class B	1,073	60,078

		280,191

Building Products — 0.8%

Fortune Brands Home & Security, Inc.	2,345	133,944

Capital Markets — 4.9%

Ameriprise Financial, Inc.	1,328	192,728

Invesco Ltd.	3,230	66,092

Northern Trust Corp.	1,885	169,662

Raymond James Financial, Inc.	1,838	155,433

T. Rowe Price Group, Inc.	2,352	258,064

		841,979

Chemicals — 0.9%

Sherwin-Williams Co. (The)	349	160,082

Communications Equipment — 0.3%

CommScope Holding Co., Inc. *	3,132	49,267

Construction Materials — 0.8%

Martin Marietta Materials, Inc. (a)	628	144,447

Consumer Finance — 0.4%

Ally Financial, Inc.	2,001	62,018

Containers & Packaging — 2.9%

Ball Corp.	2,963	207,356

Silgan Holdings, Inc.	5,695	174,260

Westrock Co. (a)	3,243	118,286

		499,902

Distributors — 0.7%

Genuine Parts Co. (a)	1,068	110,647

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 3.5%

Edison International (a)	1,138	76,691

Evergy, Inc.	2,739	164,757

Xcel Energy, Inc. (a)	6,085	362,024

		603,472

Electrical Equipment — 2.5%

Acuity Brands, Inc.	1,102	152,044

AMETEK, Inc.	1,964	178,451

Hubbell, Inc.	758	98,789

		429,284

Electronic Equipment, Instruments & Components — 4.1%

Amphenol Corp., Class A	1,799	172,577

Arrow Electronics, Inc. *	2,583	184,059

CDW Corp.	2,088	231,810

Keysight Technologies, Inc. *	1,159	104,083

		692,529

Equity Real Estate Investment Trusts (REITs) — 11.7%

American Campus Communities, Inc.	2,040	94,154

American Homes 4 Rent, Class A	4,222	102,630

AvalonBay Communities, Inc.	1,112	225,993

Boston Properties, Inc.	1,590	205,162

Brixmor Property Group, Inc.	7,600	135,887

Essex Property Trust, Inc.	462	134,935

Federal Realty Investment Trust	1,362	175,371

JBG SMITH Properties	1,810	71,213

Kimco Realty Corp.	6,039	111,606

Outfront Media, Inc.	5,043	130,055

Rayonier, Inc. (a)	4,212	127,619

Regency Centers Corp.	1,547	103,257

Ventas, Inc.	1,315	89,861

Vornado Realty Trust	2,764	177,196

Weyerhaeuser Co.	3,774	99,408

		1,984,347

Food & Staples Retailing — 0.5%

Kroger Co. (The)	4,187	90,909

Food Products — 0.8%

Post Holdings, Inc. *	1,370	142,411

Gas Utilities — 1.0%

National Fuel Gas Co. (a)	3,102	163,624

Health Care Equipment & Supplies — 1.2%

Zimmer Biomet Holdings, Inc. (a)	1,745	205,425

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 5.4%

AmerisourceBergen Corp.	2,241	191,028

Cigna Corp.	961	151,343

Covetrus, Inc. * (a)	530	12,971

Henry Schein, Inc. *	1,815	126,841

Humana, Inc.	284	75,271

Laboratory Corp. of America Holdings *	1,125	194,501

Universal Health Services, Inc., Class B	1,315	171,475

		923,430

Hotels, Restaurants & Leisure — 0.9%

Hilton Worldwide Holdings, Inc.	1,566	153,060

Household Durables — 1.5%

Mohawk Industries, Inc. * (a)	1,369	201,842

Newell Brands, Inc. (a)	3,497	53,919

		255,761

Household Products — 0.5%

Energizer Holdings, Inc. (a)	2,312	89,333

Industrial Conglomerates — 0.6%

Carlisle Cos., Inc.	743	104,295

Insurance — 7.9%

Alleghany Corp. *	166	113,149

Hartford Financial Services Group, Inc. (The)	4,309	240,115

Lincoln National Corp. (a)	1,910	123,118

Loews Corp.	6,274	343,026

Marsh & McLennan Cos., Inc.	1,524	152,046

Principal Financial Group, Inc. (a)	735	42,599

Progressive Corp. (The)	2,016	161,161

Unum Group	1,243	41,690

WR Berkley Corp.	1,834	120,896

		1,337,800

Internet & Direct Marketing Retail — 1.4%

Expedia Group, Inc. (a)	1,851	246,252

IT Services — 0.8%

Jack Henry & Associates, Inc. (a)	1,066	142,802

Machinery — 3.0%

IDEX Corp.	1,046	180,058

Middleby Corp. (The) *	1,107	150,156

Snap-on, Inc.	1,094	181,256

		511,470

Media — 2.5%

CBS Corp. (Non-Voting), Class B	1,999	99,754

DISH Network Corp., Class A *	3,115	119,648

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

Liberty Broadband Corp., Class C *	783	81,622

Liberty Media Corp.-Liberty SiriusXM, Class C *	3,231	122,704

		423,728

Mortgage Real Estate Investment Trusts (REITs) — 0.3%

Starwood Property Trust, Inc. (a)	2,257	51,273

Multiline Retail — 1.3%

Kohl’s Corp.	2,760	131,224

Nordstrom, Inc. (a)	2,891	92,105

		223,329

Multi-Utilities — 5.8%

CMS Energy Corp. (a)	6,355	368,020

Sempra Energy	1,802	247,641

WEC Energy Group, Inc. (a)	4,373	364,543

		980,204

Oil, Gas & Consumable Fuels — 5.9%

Cabot Oil & Gas Corp.	5,583	128,197

Diamondback Energy, Inc.	2,511	273,658

EQT Corp. (a)	4,695	74,221

Equitrans Midstream Corp.	4,331	85,369

PBF Energy, Inc., Class A	3,636	113,820

Williams Cos., Inc. (The)	11,608	325,474

		1,000,739

Personal Products — 0.4%

Coty, Inc., Class A (a)	4,622	61,932

Real Estate Management & Development — 1.5%

CBRE Group, Inc., Class A *	3,974	203,864

Cushman & Wakefield plc * (a)	2,831	50,621

		254,485

Semiconductors & Semiconductor Equipment — 0.5%

Analog Devices, Inc.	680	76,727

Software — 1.0%

Synopsys, Inc. *	1,278	164,420

Specialty Retail — 4.0%

AutoZone, Inc. *	231	253,539

Best Buy Co., Inc.	2,292	159,841

Gap, Inc. (The) (a)	6,029	108,337

Tiffany & Co. (a)	1,639	153,457

		675,174

Textiles, Apparel & Luxury Goods — 1.6%

PVH Corp.	1,446	136,896

Ralph Lauren Corp. (a)	1,157	131,473

		268,369

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Trading Companies & Distributors — 0.7%

MSC Industrial Direct Co., Inc., Class A	1,567	116,378

Total Common Stocks (Cost $10,157,428)		16,257,312

Short-Term Investments — 4.2%

Investment Companies — 4.2%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $715,220)	715,003	715,289

Investment of Cash Collateral from Securities Loaned — 2.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	296,001	296,060

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	58,776	58,776

Total Investment of Cash Collateral from Securities Loaned (Cost $354,811)		354,836

Total Investments — 101.8% (Cost $11,227,459)		17,327,437
Liabilities in Excess of Other Assets — (1.8)%		(311,952)

NET ASSETS — 100.0%		17,015,485

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $349,843,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Aerospace & Defense — 0.9%

United Technologies Corp.	777	101,122

Airlines — 1.9%

Delta Air Lines, Inc.	3,074	174,477

Southwest Airlines Co.	694	35,251

		209,728

Banks — 14.6%

Bank of America Corp.	12,580	364,826

Citigroup, Inc.	1,956	137,009

Citizens Financial Group, Inc.	3,189	112,767

Fifth Third Bancorp	1,979	55,221

First Republic Bank	524	51,136

M&T Bank Corp.	1,017	172,930

PNC Financial Services Group, Inc. (The)	1,544	211,998

SunTrust Banks, Inc.	2,065	129,802

US Bancorp	2,093	109,652

Wells Fargo & Co.	4,980	235,669

		1,581,010

Beverages — 0.8%

Keurig Dr Pepper, Inc. (a)	1,657	47,892

Molson Coors Brewing Co., Class B	632	35,379

		83,271

Capital Markets — 4.4%

Charles Schwab Corp. (The)	2,387	95,950

Invesco Ltd. (a)	2,191	44,833

Morgan Stanley	3,076	134,756

Northern Trust Corp. (a)	717	64,562

T. Rowe Price Group, Inc.	1,280	140,422

		480,523

Chemicals — 0.2%

AdvanSix, Inc. *	862	21,063

Communications Equipment — 1.6%

Cisco Systems, Inc.	2,370	129,688

CommScope Holding Co., Inc. *	2,919	45,914

		175,602

Construction Materials — 1.5%

Martin Marietta Materials, Inc. (a)	687	158,172

Consumer Finance — 3.2%

American Express Co.	907	111,948

Capital One Financial Corp.	2,576	233,745

		345,693

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 3.2%

Ball Corp.	1,931	135,169

Graphic Packaging Holding Co. (a)	4,870	68,089

Packaging Corp. of America	759	72,329

Westrock Co.	1,911	69,697

		345,284

Distributors — 0.4%

Genuine Parts Co. (a)	385	39,873

Diversified Telecommunication Services — 1.5%

Verizon Communications, Inc.	2,831	161,745

Electric Utilities — 5.4%

American Electric Power Co., Inc.	1,662	146,292

Duke Energy Corp. (a)	669	59,022

Edison International (a)	571	38,458

Eversource Energy (a)	829	62,836

NextEra Energy, Inc.	616	126,192

Xcel Energy, Inc.	2,496	148,502

		581,302

Electronic Equipment, Instruments & Components — 0.9%

Arrow Electronics, Inc. * (a)	1,333	94,975

Equity Real Estate Investment Trusts (REITs) — 6.7%

American Homes 4 Rent, Class A	2,382	57,913

Brixmor Property Group, Inc.	4,414	78,914

EastGroup Properties, Inc.	428	49,662

Federal Realty Investment Trust	471	60,672

Kimco Realty Corp. (a)	3,738	69,077

Mid-America Apartment Communities, Inc.	986	116,164

Outfront Media, Inc.	3,129	80,695

Public Storage (a)	466	110,916

Rayonier, Inc.	2,139	64,804

Weyerhaeuser Co.	1,355	35,683

		724,500

Food & Staples Retailing — 1.0%

Kroger Co. (The) (a)	1,262	27,406

Walgreens Boots Alliance, Inc. (a)	1,516	82,896

		110,302

Food Products — 0.8%

Post Holdings, Inc. *	834	86,669

Health Care Equipment & Supplies — 0.7%

Medtronic plc	757	73,763

Health Care Providers & Services — 1.9%

AmerisourceBergen Corp.	663	56,493

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

HCA Healthcare, Inc.	320	43,274

UnitedHealth Group, Inc.	438	106,909

		206,676

Hotels, Restaurants & Leisure — 1.0%

Brinker International, Inc. (a)	1,123	44,189

Hilton Worldwide Holdings, Inc.	695	67,940

		112,129

Household Products — 2.1%

Clorox Co. (The)	196	30,040

Energizer Holdings, Inc. (a)	1,550	59,879

Procter & Gamble Co. (The)	1,279	140,203

		230,122

Industrial Conglomerates — 1.7%

Carlisle Cos., Inc.	388	54,439

Honeywell International, Inc.	766	133,757

		188,196

Insurance — 8.1%

Alleghany Corp. *	65	44,133

American International Group, Inc. (a)	2,447	130,353

Chubb Ltd. (a)	578	85,199

Fairfax Financial Holdings Ltd. (Canada)	108	52,835

Hartford Financial Services Group, Inc. (The)	1,515	84,437

Loews Corp. (a)	3,825	209,086

Marsh & McLennan Cos., Inc. (a)	898	89,600

Prudential Financial, Inc.	361	36,446

Travelers Cos., Inc. (The) (a)	971	145,239

		877,328

Internet & Direct Marketing Retail — 1.0%

Expedia Group, Inc.	840	111,743

Machinery — 2.0%

Dover Corp.	839	84,039

Illinois Tool Works, Inc. (a)	637	96,108

Middleby Corp. (The) *	263	35,648

		215,795

Media — 3.8%

CBS Corp. (Non-Voting), Class B	1,184	59,076

Charter Communications, Inc., Class A * (a)	383	151,270

DISH Network Corp., Class A * (a)	2,214	85,040

Entercom Communications Corp., Class A (a)	7,872	45,657

Nexstar Media Group, Inc., Class A	714	72,103

		413,146

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — 1.4%

Kohl’s Corp. (a)	1,477	70,232

Nordstrom, Inc. (a)	2,382	75,875

		146,107

Multi-Utilities — 0.4%

NiSource, Inc.	1,333	38,379

Oil, Gas & Consumable Fuels — 9.4%

Chevron Corp.	1,651	205,500

ConocoPhillips	2,223	135,613

Diamondback Energy, Inc. (a)	628	68,444

EQT Corp.	1,824	28,837

Equitrans Midstream Corp. (a)	1,663	32,784

Exxon Mobil Corp.	1,147	87,911

Kinder Morgan, Inc.	5,655	118,087

Marathon Petroleum Corp.	1,632	91,208

Occidental Petroleum Corp.	743	37,373

PBF Energy, Inc., Class A	1,293	40,482

Phillips 66	775	72,464

Williams Cos., Inc. (The)	3,609	101,208

		1,019,911

Personal Products — 0.4%

Coty, Inc., Class A (a)	2,821	37,798

Pharmaceuticals — 6.8%

Allergan plc	597	99,987

Johnson & Johnson	1,042	145,160

Merck & Co., Inc.	2,197	184,197

Pfizer, Inc.	7,035	304,735

		734,079

Real Estate Management & Development — 1.0%

CBRE Group, Inc., Class A *	2,150	110,289

Semiconductors & Semiconductor Equipment — 2.4%

Analog Devices, Inc.	779	87,881

QUALCOMM, Inc.	290	22,093

Texas Instruments, Inc.	1,260	144,605

		254,579

Software — 1.1%

Microsoft Corp.	906	121,304

Specialty Retail — 3.6%

AutoZone, Inc. *	147	161,461

Best Buy Co., Inc.	799	55,713

Home Depot, Inc. (The)	301	62,499

Murphy USA, Inc. *	534	44,832

Tiffany & Co. (a)	697	65,285

		389,790

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Technology Hardware, Storage & Peripherals — 0.2%

Hewlett Packard Enterprise Co.	1,546	23,119

Textiles, Apparel & Luxury Goods — 0.4%

Columbia Sportswear Co. (a)	471	47,189

Total Common Stocks (Cost $7,536,461)		10,652,276

	NO. OF RIGHTS (000)
Rights — 0.0%

Media — 0.0%

Media General, Inc., CVR * ‡ (Cost $—)	2,982	—	(b)

	SHARES (000)
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (c) (d) (Cost $181,854)	181,797	181,870

Investment of Cash Collateral from Securities Loaned — 2.4%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (c) (d)	214,997	215,041

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (c) (d)	42,795	42,795

Total Investment of Cash Collateral from Securities Loaned (Cost $257,819)		257,836

Total Investments — 102.5% (Cost $7,976,134)		11,091,982
Liabilities in Excess of Other Assets — (2.5)%		(266,222)

NET ASSETS — 100.0%		10,825,760

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $253,972,000.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$9,231,634		$2,702,009	$4,458,179
Investments in affiliates, at value	214,350		97,782	113,766
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	193,226		84,283	198,188
Cash	443		206	324
Receivables:
Investment securities sold	114,556		98,232	305,591
Fund shares sold	5,909		1,758	4,127
Dividends from non-affiliates	429		2,217	653
Dividends from affiliates	14		7	8
Securities lending income (See Note 2.B.)	24		29	90

Total Assets	9,760,585		2,986,523	5,080,926

LIABILITIES:
Payables:
Investment securities purchased	164,951		107,931	310,561
Collateral received on securities loaned (See Note 2.B.)	193,226		84,283	198,188
Fund shares redeemed	6,471		1,141	10,066
Accrued liabilities:
Investment advisory fees	4,360		1,267	2,336
Administration fees	223		50	267
Distribution fees	846		105	278
Service fees	960		156	419
Custodian and accounting fees	71		35	39
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—
Other	388		158	280

Total Liabilities	371,496		195,126	522,434

Net Assets	$9,389,089		$2,791,397	$4,558,492

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$5,224,488	$1,742,232	$3,030,306
Total distributable earnings (loss) (a)	4,164,601	1,049,165	1,528,186

Total Net Assets	$9,389,089	$2,791,397	$4,558,492

Net Assets:
Class A	$1,825,607	$451,118	$1,012,686
Class C	793,489	24,071	83,558
Class I	2,107,041	301,071	1,085,728
Class R2	88	524	44,453
Class R3	448	—	30,023
Class R4	16,423	—	9,343
Class R5	118,449	6,073	457,513
Class R6	4,527,544	2,008,540	1,835,188

Total	$9,389,089	$2,791,397	$4,558,492

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	83,805	8,929	30,748
Class C	42,066	498	3,297
Class I	93,511	5,863	28,297
Class R2	4	11	1,238
Class R3	20	—	790
Class R4	729	—	244
Class R5	5,150	118	11,761
Class R6	195,550	39,070	46,942

Net Asset Value (b):
Class A — Redemption price per share	$21.78	$50.52	$32.94
Class C — Offering price per share (c)	18.86	48.32	25.34
Class I — Offering and redemption price per share	22.53	51.35	38.37
Class R2 — Offering and redemption price per share	21.67	49.96	35.91
Class R3 — Offering and redemption price per share	21.79	—	38.01
Class R4 — Offering and redemption price per share	22.53	—	38.30
Class R5 — Offering and redemption price per share	23.00	51.37	38.90
Class R6 — Offering and redemption price per share	23.15	51.41	39.09
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$22.99	$53.32	$34.77

Cost of investments in non-affiliates	$5,395,304	$1,781,480	$3,119,960
Cost of investments in affiliates	214,330	97,773	113,754
Investment securities on loan, at value (See Note 2.B.)	189,162	82,780	194,911
Cost of investment of cash collateral (See Note 2.B.)	193,211	84,278	198,175

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund		JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$16,257,312		$10,652,276
Investments in affiliates, at value	715,289		181,870
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	354,836		257,836
Cash	1,741		686
Receivables:
Investment securities sold	54,801		4,173
Fund shares sold	11,291		14,833
Dividends from non-affiliates	25,061		9,325
Dividends from affiliates	48		12
Securities lending income (See Note 2.B.)	39		24

Total Assets	17,420,418		11,121,035

LIABILITIES:
Payables:
Investment securities purchased	10,047		708
Collateral received on securities loaned (See Note 2.B.)	354,836		257,836
Fund shares redeemed	27,893		29,106
Accrued liabilities:
Investment advisory fees	8,669		5,097
Administration fees	733		270
Distribution fees	479		569
Service fees	1,112		1,058
Custodian and accounting fees	133		88
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Other	1,031		543

Total Liabilities	404,933		295,275

Net Assets	$17,015,485		$10,825,760

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$10,301,602	$7,502,697
Total distributable earnings (loss) (a)	6,713,883	3,323,063

Total Net Assets	$17,015,485	$10,825,760

Net Assets:
Class A	$1,662,841	$1,231,325
Class C	149,839	522,878
Class I	2,662,983	2,445,747
Class L	8,996,364	2,569,596
Class R2	74,236	69
Class R3	73,299	2,241
Class R4	27,681	20,538
Class R5	95,243	8,018
Class R6	3,272,999	4,025,348

Total	$17,015,485	$10,825,760

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	43,735	34,725
Class C	4,112	14,816
Class I	69,203	68,574
Class L	230,746	71,994
Class R2	2,043	2
Class R3	1,944	64
Class R4	723	578
Class R5	2,446	225
Class R6	83,987	112,862

Net Asset Value (b):
Class A — Redemption price per share	$38.02	$35.46
Class C — Offering price per share (c)	36.44	35.29
Class I — Offering and redemption price per share	38.48	35.67
Class L — Offering and redemption price per share	38.99	35.69
Class R2 — Offering and redemption price per share	36.35	35.24
Class R3 — Offering and redemption price per share	37.70	35.08
Class R4 — Offering and redemption price per share	38.29	35.52
Class R5 — Offering and redemption price per share	38.93	35.62
Class R6 — Offering and redemption price per share	38.97	35.67
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$40.13	$37.42

Cost of investments in non-affiliates	$10,157,428	$7,536,461
Cost of investments in affiliates	715,220	181,854
Investment securities on loan, at value (See Note 2.B.)	349,843	253,972
Cost of investment of cash collateral (See Note 2.B.)	354,811	257,819

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1		$— (a)	$1
Interest income from affiliates	—	(a)	1	— (a)
Dividend income from non-affiliates	62,713		38,659	23,710
Dividend income from affiliates	4,351		1,812	2,718
Income from securities lending (net) (See Note 2.B.)	410		438	1,301

Total investment income	67,475		40,910	27,730

EXPENSES:
Investment advisory fees	57,800		17,665	26,605
Administration fees	6,942		2,122	3,192
Distribution fees:
Class A	4,315		1,025	2,348
Class C	5,681		187	599
Class R2	—	(a)	2	201
Class R3	1		—	69
Service fees:
Class A	4,315		1,025	2,348
Class C	1,894		62	200
Class I	4,765		750	2,791
Class R2	—	(a)	1	101
Class R3	1		—	69
Class R4	35		—	33
Class R5	114		6	321
Custodian and accounting fees	228		204	120
Interest expense to affiliates	3		1	1
Professional fees	152		86	96
Trustees’ and Chief Compliance Officer’s fees	60		35	41
Printing and mailing costs	597		100	324
Registration and filing fees	367		140	142
Transfer agency fees (See Note 2.E.)	247		53	393
Other	203		51	76

Total expenses	87,720		23,515	40,070

Less fees waived	(10,066)		(3,220)	(1,740)
Less expense reimbursements	(34)		(6)	(29)

Net expenses	77,620		20,289	38,301

Net investment income (loss)	(10,145)		20,621	(10,571)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	629,055		205,660	269,033
Investments in affiliates	2		1	4

Net realized gain (loss)	629,057		205,661	269,037

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	213,927		42,732	351,514
Investments in affiliates	35		14	25

Change in net unrealized appreciation/depreciation	213,962		42,746	351,539

Net realized/unrealized gains (losses)	843,019		248,407	620,576

Change in net assets resulting from operations	$832,874		$269,028	$610,005

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$—	(a)
Interest income from affiliates	1	1
Dividend income from non-affiliates	396,806	293,028
Dividend income from affiliates	11,506	5,791
Income from securities lending (net) (See Note 2.B.)	346	197

Total investment income	408,659	299,017

EXPENSES:
Investment advisory fees	112,756	72,137
Administration fees	12,734	8,579
Distribution fees:
Class A	4,340	3,124
Class C	1,390	4,147
Class R2	389	—	(a)
Class R3	174	4
Service fees:
Class A	4,340	3,124
Class C	463	1,382
Class I	6,822	6,097
Class L	10,474	2,830
Class R2	195	—	(a)
Class R3	174	5
Class R4	58	45
Class R5	86	7
Custodian and accounting fees	430	283
Professional fees	206	181
Trustees’ and Chief Compliance Officer’s fees	71	66
Printing and mailing costs	1,387	547
Registration and filing fees	301	325
Transfer agency fees (See Note 2.E.)	837	236
Other	393	180

Total expenses	158,020	103,299

Less fees waived	(11,356)	(11,952)
Less expense reimbursements	(121)	(33)

Net expenses	146,543	91,314

Net investment income (loss)	262,116	207,703

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	854,560	344,696
Investments in affiliates	— (a)	2

Net realized gain (loss)	854,560	344,698

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(449,720)	219,768
Investments in affiliates	94	33

Change in net unrealized appreciation/depreciation	(449,626)	219,801

Net realized/unrealized gains (losses)	404,934	564,499

Change in net assets resulting from operations	$667,050	$772,202

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,145)	$(24,732)	$20,621	$11,549
Net realized gain (loss)	629,057	694,039	205,661	280,150
Change in net unrealized appreciation/depreciation	213,962	1,184,781	42,746	63,890

Change in net assets resulting from operations	832,874	1,854,088	269,028	355,589

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(137,182)	(69,162)	(41,313)	(21,659)
Class C	(69,324)	(29,276)	(2,590)	(1,665)
Class I	(147,315)	(52,479)	(31,866)	(20,261)
Class R2 (b)	(5)	(1)	(47)	(22)
Class R3	(27)	(11)	—	—
Class R4	(957)	(1)	—	—
Class R5	(8,804)	(4,273)	(621)	(317)
Class R6	(334,548)	(165,239)	(209,503)	(126,390)

Total distributions to shareholders	(698,162)	(320,442)	(285,940)	(170,314)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	562,790	60,031	74,601	(260,045)

NET ASSETS:
Change in net assets	697,502	1,593,677	57,689	(74,770)
Beginning of period	8,691,587	7,097,910	2,733,708	2,808,478

End of period	$9,389,089	$8,691,587	$2,791,397	$2,733,708

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund
Class A
From net realized gains	$(69,162)	$(21,659)
Class C
From net realized gains	(29,276)	(1,665)
Class I
From net investment income	—	(521)
From net realized gains	(52,479)	(19,740)
Class R2 (b)
From net realized gains	(1)	(22)
Class R3
From net realized gains	(11)	—
Class R4
From net realized gains	(1)	—
Class R5
From net investment income	—	(17)
From net realized gains	(4,273)	(300)
Class R6
From net investment income	—	(7,565)
From net realized gains	(165,239)	(118,825)

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,571)	$(12,093)	$262,116	$165,452
Net realized gain (loss)	269,037	321,274	854,560	714,557
Change in net unrealized appreciation/depreciation	351,539	272,913	(449,626)	323,839

Change in net assets resulting from operations	610,005	582,094	667,050	1,203,848

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(64,068)	(64,175)	(113,824)	(50,500)
Class C	(6,859)	(6,964)	(11,787)	(4,819)
Class I	(66,577)	(64,653)	(180,706)	(76,469)
Class L	—	—	(790,206)	(339,034)
Class R2	(2,466)	(2,500)	(5,220)	(1,965)
Class R3	(1,655)	(102)	(4,506)	(1,355)
Class R4	(921)	(242)	(1,721)	(385)
Class R5	(18,376)	(16,962)	(5,681)	(2,165)
Class R6	(90,888)	(63,898)	(86,808)	(19,369)

Total distributions to shareholders	(251,810)	(219,496)	(1,200,459)	(496,061)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	283,053	466,368	(734,957)	(826,948)

NET ASSETS:
Change in net assets	641,248	828,966	(1,268,366)	(119,161)
Beginning of period	3,917,244	3,088,278	18,283,851	18,403,012

End of period	$4,558,492	$3,917,244	$17,015,485	$18,283,851

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Mid Cap Growth Fund	JPMorgan Mid Cap Value Fund
Class A
From net investment income	$—	$(10,151)
From net realized gains	(64,175)	(40,349)
Class C
From net realized gains	(6,964)	(4,819)
Class I
From net investment income	—	(21,474)
From net realized gains	(64,653)	(54,995)
Class L
From net investment income	—	(115,010)
From net realized gains	—	(224,024)
Class R2
From net investment income	—	(285)
From net realized gains	(2,500)	(1,680)
Class R3
From net investment income	—	(401)
From net realized gains	(102)	(954)
Class R4
From net investment income	—	(124)
From net realized gains	(242)	(261)
Class R5
From net investment income	—	(715)
From net realized gains	(16,962)	(1,450)
Class R6
From net investment income	—	(6,725)
From net realized gains	(63,898)	(12,644)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$207,703	$153,657
Net realized gain (loss)	344,698	371,543
Change in net unrealized appreciation/depreciation	219,801	415,090

Change in net assets resulting from operations	772,202	940,290

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(75,407)	(26,776)
Class C	(31,120)	(7,814)
Class I	(161,614)	(50,925)
Class L	(175,343)	(90,228)
Class R2 (b)	(3)	— (c)
Class R3	(123)	(17)
Class R4	(1,103)	(43)
Class R5	(451)	(115)
Class R6	(263,786)	(77,658)

Total distributions to shareholders	(708,950)	(253,576)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(621,729)	(360,503)

NET ASSETS:
Change in net assets	(558,477)	326,211
Beginning of period	11,384,237	11,058,026

End of period	$10,825,760	$11,384,237

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

JPMorgan Value Advantage Fund
Class A
From net investment income	$(12,114)
From net realized gains	(14,662)
Class C
From net investment income	(1,306)
From net realized gains	(6,508)
Class I
From net investment income	(27,074)
From net realized gains	(23,851)
Class L
From net investment income	(51,294)
From net realized gains	(38,934)
Class R2 (b)
From net investment income	— (c)
From net realized gains	— (c)
Class R3
From net investment income	(9)
From net realized gains	(8)
Class R4
From net investment income	(24)
From net realized gains	(19)
Class R5
From net investment income	(65)
From net realized gains	(50)
Class R6
From net investment income	(44,453)
From net realized gains	(33,205)

(b)	Commencement of offering of class of shares effective July 31, 2017.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$403,155	$385,379	$104,599	$69,668
Distributions reinvested	134,593	67,889	41,253	21,589
Cost of shares redeemed	(459,409)	(604,708)	(96,097)	(90,548)

Change in net assets resulting from Class A capital transactions	$78,339	$(151,440)	$49,755	$709

Class C
Proceeds from shares issued	$156,438	$167,812	$2,104	$2,589
Distributions reinvested	66,057	27,785	2,589	1,665
Cost of shares redeemed	(164,414)	(179,201)	(7,756)	(8,820)

Change in net assets resulting from Class C capital transactions	$58,081	$16,396	$(3,063)	$(4,566)

Class I
Proceeds from shares issued	$749,623	$820,383	$49,175	$67,824
Distributions reinvested	135,181	48,329	31,662	19,948
Cost of shares redeemed	(558,012)	(1,088,919)	(100,951)	(567,749)

Change in net assets resulting from Class I capital transactions	$326,792	$(220,207)	$(20,114)	$(479,977)

Class R2 (a)
Proceeds from shares issued	$44	$40	$65	$75
Distributions reinvested	5	1	40	19
Cost of shares redeemed	(5)	(2)	(21)	(284)

Change in net assets resulting from Class R2 capital transactions	$44	$39	$84	$(190)

Class R3
Proceeds from shares issued	$184	$379	$—	$—
Distributions reinvested	27	11	—	—
Cost of shares redeemed	(41)	(187)	—	—

Change in net assets resulting from Class R3 capital transactions	$170	$203	$—	$—

Class R4
Proceeds from shares issued	$4,852	$12,768	$—	$—
Distributions reinvested	957	1	—	—
Cost of shares redeemed	(2,115)	(1,127)	—	—

Change in net assets resulting from Class R4 capital transactions	$3,694	$11,642	$—	$—

Class R5
Proceeds from shares issued	$21,008	$22,793	$62	$4,460
Distributions reinvested	8,803	4,273	621	317
Cost of shares redeemed	(26,114)	(31,002)	(1,088)	(361)

Change in net assets resulting from Class R5 capital transactions	$3,697	$(3,936)	$(405)	$4,416

Class R6
Proceeds from shares issued	$705,912	$1,307,512	$259,016	$659,956
Distributions reinvested	333,918	165,238	209,472	126,386
Cost of shares redeemed	(947,857)	(1,065,416)	(420,144)	(566,779)

Change in net assets resulting from Class R6 capital transactions	$91,973	$407,334	$48,344	$219,563

Total change in net assets resulting from capital transactions	$562,790	$60,031	$74,601	$(260,045)

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	19,276	19,063	2,159	1,371
Reinvested	7,186	3,464	952	435
Redeemed	(22,010)	(29,518)	(1,995)	(1,784)

Change in Class A Shares	4,452	(6,991)	1,116	22

Class C
Issued	8,466	9,329	45	52
Reinvested	4,060	1,603	63	35
Redeemed	(9,125)	(10,165)	(167)	(180)

Change in Class C Shares	3,401	767	(59)	(93)

Class I
Issued	34,535	39,183	996	1,338
Reinvested	6,986	2,400	719	396
Redeemed	(26,418)	(55,106)	(2,083)	(11,347)

Change in Class I Shares	15,103	(13,523)	(368)	(9,613)

Class R2 (a)
Issued	2	2	1	3
Reinvested	— (b)	— (b)	1	— (b)
Redeemed	— (b)	— (b)	— (b)	(6)

Change in Class R2 Shares	2	2	2	(3)

Class R3
Issued	9	20	—	—
Reinvested	1	— (b)	—	—
Redeemed	(2)	(9)	—	—

Change in Class R3 Shares	8	11	—	—

Class R4
Issued	238	587	—	—
Reinvested	50	— (b)	—	—
Redeemed	(96)	(51)	—	—

Change in Class R4 Shares	192	536	—	—

Class R5
Issued	934	1,072	2	88
Reinvested	446	209	14	6
Redeemed	(1,188)	(1,457)	(22)	(7)

Change in Class R5 Shares	192	(176)	(6)	87

Class R6
Issued	31,785	63,769	5,236	13,118
Reinvested	16,814	8,033	4,754	2,502
Redeemed	(43,117)	(49,818)	(8,527)	(10,935)

Change in Class R6 Shares	5,482	21,984	1,463	4,685

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$114,825	$118,397	$232,702	$363,088
Distributions reinvested	61,839	61,743	101,729	45,299
Cost of shares redeemed	(170,138)	(251,332)	(588,500)	(671,647)

Change in net assets resulting from Class A capital transactions	$6,526	$(71,192)	$(254,069)	$(263,260)

Class C
Proceeds from shares issued	$14,313	$14,077	$18,374	$7,880
Distributions reinvested	6,348	6,179	10,374	4,180
Cost of shares redeemed	(24,318)	(35,034)	(86,785)	(263,384)

Change in net assets resulting from Class C capital transactions	$(3,657)	$(14,778)	$(58,037)	$(251,324)

Class I
Proceeds from shares issued	$238,900	$339,754	$746,983	$751,430
Distributions reinvested	63,129	61,456	166,354	70,707
Cost of shares redeemed	(444,249)	(427,645)	(1,161,145)	(851,133)

Change in net assets resulting from Class I capital transactions	$(142,220)	$(26,435)	$(247,808)	$(28,996)

Class L
Proceeds from shares issued	$—	$—	$1,602,921	$1,968,939
Distributions reinvested	—	—	713,339	306,493
Cost of shares redeemed	—	—	(4,636,220)	(3,432,839)

Change in net assets resulting from Class L capital transactions	$—	$—	$(2,319,960)	$(1,157,407)

Class R2
Proceeds from shares issued	$15,230	$14,239	$14,477	$17,627
Distributions reinvested	2,347	2,362	4,936	1,815
Cost of shares redeemed	(14,882)	(17,165)	(24,713)	(25,651)

Change in net assets resulting from Class R2 capital transactions	$2,695	$(564)	$(5,300)	$(6,209)

Class R3
Proceeds from shares issued	$8,791	$27,693	$25,594	$51,385
Distributions reinvested	1,655	102	4,297	1,347
Cost of shares redeemed	(9,229)	(1,822)	(17,703)	(10,294)

Change in net assets resulting from Class R3 capital transactions	$1,217	$25,973	$12,188	$42,438

Class R4
Proceeds from shares issued	$4,725	$14,393	$11,792	$18,175
Distributions reinvested	921	242	1,720	385
Cost of shares redeemed	(11,309)	(897)	(3,466)	(4,544)

Change in net assets resulting from Class R4 capital transactions	$(5,663)	$13,738	$10,046	$14,016

Class R5
Proceeds from shares issued	$199,729	$79,191	$26,423	$70,982
Distributions reinvested	17,215	15,915	5,681	2,165
Cost of shares redeemed	(109,050)	(59,057)	(19,629)	(21,198)

Change in net assets resulting from Class R5 capital transactions	$107,894	$36,049	$12,475	$51,949

Class R6
Proceeds from shares issued	$565,276	$649,363	$2,480,879	$924,565
Distributions reinvested	90,442	63,657	82,670	18,935
Cost of shares redeemed	(339,457)	(209,443)	(448,041)	(171,655)

Change in net assets resulting from Class R6 capital transactions	$316,261	$503,577	$2,115,508	$771,845

Total change in net assets resulting from capital transactions	$283,053	$466,368	$(734,957)	$(826,948)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	3,765	3,941	6,269	9,353
Reinvested	2,301	2,145	2,966	1,153
Redeemed	(5,639)	(8,462)	(15,628)	(17,242)

Change in Class A Shares	427	(2,376)	(6,393)	(6,736)

Class C
Issued	610	586	538	210
Reinvested	306	271	315	111
Redeemed	(1,023)	(1,457)	(2,429)	(7,079)

Change in Class C Shares	(107)	(600)	(1,576)	(6,758)

Class I
Issued	6,807	9,954	20,189	19,096
Reinvested	2,019	1,861	4,798	1,778
Redeemed	(12,716)	(12,666)	(30,988)	(21,586)

Change in Class I Shares	(3,890)	(851)	(6,001)	(712)

Class L
Issued	—	—	41,784	49,400
Reinvested	—	—	20,337	7,611
Redeemed	—	—	(124,718)	(86,072)

Change in Class L Shares	—	—	(62,597)	(29,061)

Class R2
Issued	460	437	404	472
Reinvested	80	75	150	48
Redeemed	(451)	(526)	(692)	(686)

Change in Class R2 Shares	89	(14)	(138)	(166)

Class R3
Issued	248	799	680	1,326
Reinvested	53	3	127	34
Redeemed	(267)	(51)	(469)	(265)

Change in Class R3 Shares	34	751	338	1,095

Class R4
Issued	134	419	313	464
Reinvested	30	7	50	10
Redeemed	(325)	(25)	(92)	(115)

Change in Class R4 Shares	(161)	401	271	359

Class R5
Issued	5,532	2,258	697	1,800
Reinvested	544	477	162	54
Redeemed	(3,055)	(1,695)	(517)	(534)

Change in Class R5 Shares	3,021	1,040	342	1,320

Class R6
Issued	15,732	18,762	66,731	23,270
Reinvested	2,842	1,899	2,355	471
Redeemed	(9,571)	(6,005)	(11,820)	(4,290)

Change in Class R6 Shares	9,003	14,656	57,266	19,451

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$232,481	$302,187
Distributions reinvested	70,886	25,163
Cost of shares redeemed	(426,883)	(497,550)

Change in net assets resulting from Class A capital transactions	$(123,516)	$(170,200)

Class C
Proceeds from shares issued	$49,965	$58,391
Distributions reinvested	28,077	7,029
Cost of shares redeemed	(149,047)	(261,978)

Change in net assets resulting from Class C capital transactions	$(71,005)	$(196,558)

Class I
Proceeds from shares issued	$990,121	$844,644
Distributions reinvested	145,394	44,769
Cost of shares redeemed	(990,428)	(897,538)

Change in net assets resulting from Class I capital transactions	$145,087	$(8,125)

Class L
Proceeds from shares issued	$682,284	$1,135,519
Distributions reinvested	161,936	85,647
Cost of shares redeemed	(1,552,416)	(1,811,163)

Change in net assets resulting from Class L capital transactions	$(708,196)	$(589,997)

Class R2 (a)
Proceeds from shares issued	$33	$38
Distributions reinvested	2	— (b)
Cost of shares redeemed	(6)	(1)

Change in net assets resulting from Class R2 capital transactions	$29	$37

Class R3
Proceeds from shares issued	$1,084	$793
Distributions reinvested	109	14
Cost of shares redeemed	(69)	(103)

Change in net assets resulting from Class R3 capital transactions	$1,124	$704

Class R4
Proceeds from shares issued	$4,132	$19,694
Distributions reinvested	1,103	43
Cost of shares redeemed	(2,174)	(2,597)

Change in net assets resulting from Class R4 capital transactions	$3,061	$17,140

Class R5
Proceeds from shares issued	$2,695	$6,381
Distributions reinvested	451	115
Cost of shares redeemed	(1,340)	(1,014)

Change in net assets resulting from Class R5 capital transactions	$1,806	$5,482

Class R6
Proceeds from shares issued	$581,176	$1,235,372
Distributions reinvested	263,676	77,658
Cost of shares redeemed	(714,971)	(732,016)

Change in net assets resulting from Class R6 capital transactions	$129,881	$581,014

Total change in net assets resulting from capital transactions	$(621,729)	$(360,503)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	6,752	8,673
Reinvested	2,205	704
Redeemed	(12,282)	(14,215)

Change in Class A Shares	(3,325)	(4,838)

Class C
Issued	1,459	1,674
Reinvested	875	198
Redeemed	(4,326)	(7,551)

Change in Class C Shares	(1,992)	(5,679)

Class I
Issued	28,239	24,044
Reinvested	4,502	1,245
Redeemed	(28,665)	(25,207)

Change in Class I Shares	4,076	82

Class L
Issued	19,446	32,262
Reinvested	5,015	2,380
Redeemed	(43,889)	(51,546)

Change in Class L Shares	(19,428)	(16,904)

Class R2 (a)
Issued	1	1
Reinvested	— (b)	— (b)
Redeemed	— (b)	— (b)

Change in Class R2 Shares	1	1

Class R3
Issued	31	22
Reinvested	3	1
Redeemed	(2)	(3)

Change in Class R3 Shares	32	20

Class R4
Issued	120	558
Reinvested	34	1
Redeemed	(62)	(74)

Change in Class R4 Shares	92	485

Class R5
Issued	77	186
Reinvested	14	3
Redeemed	(38)	(29)

Change in Class R5 Shares	53	160

Class R6
Issued	16,654	35,495
Reinvested	8,179	2,160
Redeemed	(20,665)	(20,295)

Change in Class R6 Shares	4,168	17,360

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Growth Advantage Fund
Class A
Year Ended June 30, 2019	$21.73	$(0.08)	$1.89	$1.81	$(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—
Year Ended June 30, 2016	15.74	(0.08)	(0.71)	(0.79)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)	2.17	2.07	(0.57)

Class C
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—
Year Ended June 30, 2016	14.22	(0.14)	(0.64)	(0.78)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)	1.96	1.81	(0.57)

Class I
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—
Year Ended June 30, 2016	16.06	(0.06)	(0.72)	(0.78)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)	2.20	2.13	(0.57)

Class R2
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	(0.84)

Class R3
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—

Class R4
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—

Class R5
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—
Year Ended June 30, 2016	16.25	(0.03)	(0.73)	(0.76)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)	2.23	2.19	(0.57)

Class R6
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—
Year Ended June 30, 2016	16.27	(0.01)	(0.73)	(0.74)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)	2.23	2.20	(0.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.78	9.63%	$1,825,607	1.14%	(0.38)%	1.25%	40%
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)	1.35	46
15.74	14.99	1,174,260	1.24	(0.65)	1.35	46

18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34
12.91	(5.55)	594,190	1.75	(1.04)	1.85	46
14.22	14.43	321,500	1.74	(1.14)	1.84	46

22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34
14.75	(4.91)	922,981	1.08	(0.41)	1.09	46
16.06	15.14	1,219,501	1.09	(0.48)	1.09	46

21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34
14.96	(4.72)	82,358	0.89	(0.20)	0.90	46
16.25	15.42	58,686	0.86	(0.25)	0.87	46

23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)	0.76	46
16.27	15.48	2,414,333	0.76	(0.17)	0.77	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Year Ended June 30, 2019	$51.57	$0.18	$4.04	$4.22	$(0.13)	$(5.14)	$(5.27)
Year Ended June 30, 2018	48.53	— (d)	5.89	5.89	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)
Year Ended June 30, 2016	47.12	(0.01)	(2.02)	(2.03)	(0.03)	(2.11)	(2.14)
Year Ended June 30, 2015	44.91	(0.03)	4.32	4.29	(0.02)	(2.06)	(2.08)

Class C
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)	(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)	4.23	3.98	—	(2.03)	(2.03)

Class I
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11	(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13	4.34	4.47	(0.09)	(2.06)	(2.15)

Class R2
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)	(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)	4.30	4.16	—	(2.05)	(2.05)

Class R5
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18	(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20	4.33	4.53	(0.13)	(2.06)	(2.19)

Class R6
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20	(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20	4.34	4.54	(0.14)	(2.06)	(2.20)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$50.52	9.92%	$451,118	1.13%	0.37%	1.26%	34%
51.57	12.37	402,897	1.17	0.01	1.25	31
48.53	16.61	378,055	1.24	(0.05)	1.37	38
42.95	(4.17)	335,424	1.25	(0.03)	1.43	39
47.12	9.99	232,320	1.24	(0.06)	1.44	41

48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38
41.85	(4.64)	32,045	1.75	(0.54)	1.96	39
46.16	9.44	25,597	1.74	(0.56)	1.91	41

51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38
43.41	(3.81)	622,440	0.90	0.25	1.20	39
47.47	10.35	1,773,929	0.89	0.29	1.16	41

49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38
42.75	(4.38)	688	1.50	(0.30)	1.81	39
46.98	9.71	823	1.49	(0.31)	1.69	41

51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38
43.43	(3.73)	2,840	0.80	0.42	0.91	39
47.49	10.49	1,636	0.79	0.43	0.88	41

51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38
43.44	(3.66)	1,370,912	0.74	0.46	0.77	39
47.49	10.53	1,268,988	0.74	0.45	0.80	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Mid Cap Growth Fund
Class A
Year Ended June 30, 2019	$30.84	$(0.17)	$4.42	$4.25	$(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	(2.14)
Year Ended June 30, 2017	23.43	(0.14)	4.71	4.57	(0.01)
Year Ended June 30, 2016	27.71	(0.15)	(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)	3.19	3.01	(2.79)

Class C
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	(2.14)
Year Ended June 30, 2017	19.05	(0.22)	3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)	(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)	2.63	2.37	(2.79)

Class I
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	(2.14)
Year Ended June 30, 2017	26.52	(0.07)	5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)	(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)	3.57	3.46	(2.79)

Class R2
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	(2.14)
Year Ended June 30, 2017	25.41	(0.21)	5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)	(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)	3.45	3.21	(2.79)

Class R3
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.13)	4.79	4.66	(0.01)

Class R4
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.06)	4.78	4.72	(0.01)

Class R5
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	(2.14)
Year Ended June 30, 2017	26.74	(0.03)	5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)	(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)	3.60	3.53	(2.79)

Class R6
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	(2.14)
Year Ended June 30, 2017	26.82	(0.02)	5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)	(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)	3.61	3.55	(2.79)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.94	15.37%	$1,012,686	1.23%	(0.56)%	1.28%	54%
30.84	18.39	934,982	1.23	(0.62)	1.30	56
27.99	19.52	915,226	1.23	(0.56)	1.36	41
23.43	(10.29)	949,148	1.24	(0.59)	1.40	56
27.71	12.37	984,262	1.23	(0.68)	1.35	57

25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56
22.64	18.92	90,640	1.73	(1.06)	1.85	41
19.05	(10.70)	96,729	1.74	(1.08)	1.90	56
22.93	11.78	75,494	1.73	(1.19)	1.86	57

38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56
31.79	19.92	1,050,151	0.92	(0.25)	1.08	41
26.52	(10.01)	929,489	0.93	(0.31)	1.13	56
31.06	12.68	1,562,284	0.92	(0.37)	1.12	57

35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56
30.31	19.34	35,242	1.42	(0.74)	1.69	41
25.41	(10.42)	32,092	1.40	(0.71)	1.71	56
29.96	12.18	9,868	1.39	(0.85)	1.64	57

38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56
31.71	17.24	152	1.23	(0.54)	1.42	41

38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
31.77	17.46	129	0.98	(0.23)	1.10	41

38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
32.09	20.06	247,068	0.78	(0.10)	0.89	41
26.74	(9.87)	224,498	0.79	(0.13)	0.91	56
31.26	12.87	164,713	0.78	(0.25)	0.87	57

39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
32.20	20.11	749,670	0.73	(0.06)	0.76	41
26.82	(9.82)	619,527	0.73	(0.06)	0.77	56
31.33	12.92	265,905	0.73	(0.19)	0.78	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Year Ended June 30, 2019	$39.24	$0.45	$0.87	$1.32	$(0.38)	$(2.16)	$(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17	4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19	0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20	2.52	2.72	(0.20)	(2.79)	(2.99)

Class C
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)	4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01	0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01	2.44	2.45	(0.06)	(2.79)	(2.85)

Class I
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27	4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28	0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28	2.55	2.83	(0.29)	(2.79)	(3.08)

Class L
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36	4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37	0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40	2.56	2.96	(0.40)	(2.79)	(3.19)

Class R2
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07	4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10	0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10	2.43	2.53	(0.15)	(2.79)	(2.94)

Class R3
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (f) through June 30, 2017	35.78	0.26	4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (f) through June 30, 2017	36.18	0.38	4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (f) through June 30, 2017	36.60	0.36	4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (f) through June 30, 2017	36.60	0.32	4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$38.02	4.12%	$1,662,841	1.23%	1.20%	1.25%	11%
39.24	6.20	1,967,162	1.23	0.51	1.26	13
37.80	13.83	2,149,689	1.23	0.45	1.36	23
35.41	1.85	2,302,567	1.24	0.54	1.41	20
36.98	7.68	2,623,772	1.23	0.53	1.38	18

36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13
36.35	13.27	452,351	1.74	(0.06)	1.80	23
34.17	1.35	549,619	1.75	0.03	1.83	20
35.79	7.12	595,385	1.74	0.03	1.84	18

38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13
38.24	14.15	2,902,646	0.98	0.72	1.07	23
35.79	2.11	2,332,160	0.99	0.80	1.11	20
37.36	7.92	2,347,703	0.98	0.75	1.10	18

38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13
38.70	14.39	12,478,637	0.74	0.96	0.91	23
36.19	2.35	10,313,629	0.75	1.04	0.94	20
37.76	8.19	10,320,516	0.74	1.05	0.94	18

36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13
36.33	13.53	85,287	1.49	0.21	1.65	23
34.14	1.61	66,167	1.50	0.29	1.75	20
35.73	7.38	71,697	1.49	0.28	1.71	18

37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
37.67	12.70	19,262	1.24	0.87	1.35	23

38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
38.16	12.89	3,537	0.99	1.26	1.10	23

38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13
38.67	13.06	30,334	0.84	1.18	1.02	23

38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
38.69	13.13	281,269	0.74	1.05	0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Year Ended June 30, 2019	$35.38	$0.55		$1.68	$2.23	$(0.46)	$(1.69)	$(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27		(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19		1.47	1.66	(0.26)	(0.71)	(0.97)

Class C
Year Ended June 30, 2019	35.20	0.38		1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14		(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04		1.47	1.51	(0.16)	(0.71)	(0.87)

Class I
Year Ended June 30, 2019	35.60	0.62		1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33		(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27		1.48	1.75	(0.32)	(0.71)	(1.03)

Class L
Year Ended June 30, 2019	35.62	0.72		1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43		(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34		1.50	1.84	(0.38)	(0.71)	(1.09)

Class R2
Year Ended June 30, 2019	35.22	0.48		1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Year Ended June 30, 2019	35.11	0.49		1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Year Ended June 30, 2019	35.47	0.62		1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Year Ended June 30, 2019	35.57	0.65		1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Year Ended June 30, 2019	35.60	0.71		1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.46	7.00%	$1,231,325	1.14%	1.59%		1.25%	15%
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24
28.66	(2.34)	2,045,698	1.24	0.98		1.43	26
29.84	5.78	2,440,061	1.24	0.64		1.41	17

35.29	6.45	522,878	1.64	1.08		1.75	15
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24
28.52	(2.82)	728,800	1.74	0.49		1.85	26
29.72	5.26	701,023	1.73	0.14		1.83	17

35.67	7.28	2,445,747	0.89	1.76		0.99	15
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24
28.86	(2.10)	1,414,635	0.99	1.16		1.05	26
29.99	6.05	3,095,251	0.99	0.89		1.05	17

35.69	7.41	2,569,596	0.74	2.04		0.84	15
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24
28.86	(1.87)	5,901,818	0.74	1.50		0.88	26
30.06	6.36	5,058,172	0.74	1.15		0.90	17

35.24	6.72	69	1.39	1.40		2.14	15
35.22	5.54	38	1.41	0.78	(f)	1.61	23

35.08	7.00	2,241	1.14	1.44		1.26	15
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

35.52	7.27	20,538	0.89	1.79		0.99	15
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

35.62	7.41	8,018	0.74	1.85		0.84	15
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

35.67	7.57	4,025,348	0.64	2.02		0.74	15
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2(1), Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2(1), Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Class R2 Shares commenced operations on July 31, 2017 for JPMorgan Growth Advantage Fund and JPMorgan Value Advantage Fund.

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of the Mid Cap Value Fund and the Value Advantage Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of these Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,639,210	$—	$—	$9,639,210

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,884,074	$—	$—	$2,884,074

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,770,133	$—	$—	$4,770,133

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,327,437	$—	$—	$17,327,437

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$11,091,982	$—	$—	(c)	$11,091,982

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOI. Level 3 consists of rights. Please refer to the SOI for industry specifics of portfolio holdings.
(c)	Amount rounds to less than one thousand.

There were no transfers into and out of level 3 for the year ended June 30, 2019.

B. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs. At June 30, 2019, the value of outstanding securities on loan and the value of collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Growth Advantage Fund	$189,162	$193,226	$193,226
Mid Cap Equity Fund	82,780	84,283	84,283
Mid Cap Growth Fund	194,911	198,188	198,188
Mid Cap Value Fund	349,843	354,836	354,836
Value Advantage Fund	253,972	257,836	257,836

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$189,162	$(189,162)	$—
Mid Cap Equity Fund	82,780	(82,780)	—
Mid Cap Growth Fund	194,911	(194,911)	—
Mid Cap Value Fund	349,843	(349,843)	—
Value Advantage Fund	253,972	(253,972)	—

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$24
Mid Cap Equity Fund	9
Mid Cap Growth Fund	24
Mid Cap Value Fund	25
Value Advantage Fund	15

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Growth Advantage Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$680,153	$465,825	$2		$20	$214,350	214,265	$1,017		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	850,000	693,000	31	*	15	157,046	157,015	2,751	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	714,399	678,219	—		—	36,180	36,180	729	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	218,911	1,515,257	1,734,168	—		—	—	—	3,334		—

Total	$218,911	$3,759,809	$3,571,212	$33		$35	$407,576		$7,831		$—

Mid Cap Equity Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$315,622	$217,849	$1		$8	$97,782	97,743	$532		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	261,000	192,000	17	*	6	69,023	69,009	1,001	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	255,630	240,370	—		—	15,260	15,260	286	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	80,883	511,978	592,861	—		—	—	—	1,280		—

Total	$80,883	$1,344,230	$1,243,080	$18		$14	$182,065		$3,099		$—

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Mid Cap Growth Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$343,642	$229,892	$4		$12	$113,766	113,720	$915		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	748,000	580,000	52	*	13	168,065	168,032	2,932	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	614,171	584,048	—		—	30,123	30,123	744	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	114,331	712,821	827,152	—		—	—	—	1,803		—

Total	$114,331	$2,418,634	$2,221,092	$56		$25	$311,954		$6,394		$—

Mid Cap Value Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$1,098,535	$383,315	$—	(c)	$69	$715,289	715,003	$3,158		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	1,171,000	875,000	35	*	25	296,060	296,001	3,261	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	848,122	789,346	—		—	58,776	58,776	823	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	511,256	1,669,123	2,180,379	—		—	—	—	8,348		—

Total	$511,256	$4,786,780	$4,228,040	$35		$94	$1,070,125		$15,590		$—

Value Advantage Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$666,854	$485,002	$2		$16	$181,870	181,797	$1,673		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	659,000	444,000	24	*	17	215,041	214,997	1,963	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	605,207	562,412	—		—	42,795	42,795	518	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	253,654	1,499,558	1,753,212	—		—	—	—	4,118		—

Total	$253,654	$3,430,619	$3,244,626	$26		$33	$439,706		$8,272		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

(b)	The rate shown is the current yield as of June 30, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$109	$45	$39	n/a	$—	(a)	$1		$—	(a)	$4		$49	$247
Mid Cap Equity Fund
Transfer agency fees	27	1	7	n/a	—	(a)	n/a		n/a		—	(a)	18	53
Mid Cap Growth Fund
Transfer agency fees	264	5	28	n/a	23		2		1		6		64	393
Mid Cap Value Fund
Transfer agency fees	106	6	37	$631	8		7		1		—	(a)	41	837
Value Advantage Fund
Transfer agency fees	76	37	35	56	—	(a)	—	(a)	—	(a)	—	(a)	32	236

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$(20,213)	$20,213	$—
Mid Cap Equity Fund	1	(27)	26
Mid Cap Growth Fund	(13,068)	13,028	40
Mid Cap Value Fund	— (a)	2,738	(2,738)
Value Advantage Fund	—	(2,030)	2,030

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to net operating losses and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65	%(1)
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.65	(1)

(1)	Effective August 1, 2019, the annual rate for Growth Advantage Fund and Value Advantage Fund will change from 0.65% to 0.55%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate for Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund was 0.08%, 0.08%, 0.08%, 0.07% and 0.08%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$490	$11
Mid Cap Equity Fund	134	—
Mid Cap Growth Fund	95	—	(a)
Mid Cap Value Fund	62	—	(a)
Value Advantage Fund	172	15

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.14%	1.64%	0.89%	n/a	1.39%	1.14%	0.89%	0.74%	0.64%
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74	0.64
Mid Cap Growth Fund	1.24	1.74	0.93	n/a	1.49	1.24	0.99	0.79	0.74
Mid Cap Value Fund	1.24	1.75	0.99	0.75%	1.50	1.25	1.00	0.85	0.73	(1)
Value Advantage Fund	1.14	1.64	0.89	0.75	1.39	1.14	0.89	0.74	0.64

(1)	Prior to November 1, 2018, the contractual expense limitation was 0.75% for Class R6 Shares.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2019 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

For the year ended June 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$5,680	$3,786	$182	$9,648	$34
Mid Cap Equity Fund	1,816	1,211	31	3,058	6
Mid Cap Growth Fund	241	156	1,104	1,501	29
Mid Cap Value Fund	470	302	9,537	10,309	121
Value Advantage Fund	6,758	4,506	147	11,411	33

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2019 was as follows (amounts in thousands):

Growth Advantage Fund	$418
Mid Cap Equity Fund	162
Mid Cap Growth Fund	239
Mid Cap Value Fund	1,047
Value Advantage Fund	541

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2019, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$3,488,334	$3,511,207
Mid Cap Equity Fund	895,425	1,080,696
Mid Cap Growth Fund	2,243,066	2,178,280
Mid Cap Value Fund	1,848,321	3,557,417
Value Advantage Fund	1,603,885	2,614,166

During the year ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$5,834,131	$3,855,079	$50,000	$3,805,079
Mid Cap Equity Fund	1,988,448	930,585	34,959	895,626
Mid Cap Growth Fund	3,453,707	1,348,778	32,352	1,316,426
Mid Cap Value Fund	11,274,461	6,358,825	305,849	6,052,976
Value Advantage Fund	8,036,261	3,302,709	246,988	3,055,721

For the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$35,076	$663,086	$698,162
Mid Cap Equity Fund	43,984	241,956	285,940
Mid Cap Growth Fund	24,869	226,941	251,810
Mid Cap Value Fund	264,620	935,839	1,200,459
Value Advantage Fund	234,470	474,480	708,950

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$10,634	$309,808	$320,442
Mid Cap Equity Fund	46,277	124,037	170,314
Mid Cap Growth Fund	—	219,496	219,496
Mid Cap Value Fund	175,864	320,197	496,061
Value Advantage Fund	136,339	117,237	253,576

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$391,803	$3,805,079
Mid Cap Equity Fund	8,119	147,310	895,626
Mid Cap Growth Fund	—	239,543	1,316,426
Mid Cap Value Fund	97,027	579,406	6,052,976
Value Advantage Fund	87,143	185,795	3,055,721

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, post-October capital loss deferrals and late year ordinary loss deferrals.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the following Funds deferred to July 1, 2019 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Growth Advantage Fund	$32,062	$—	$150
Mid Cap Equity Fund	1,839	—	—
Mid Cap Growth Fund	23,877	—	3,796
Mid Cap Value Fund	15,200	—	—
Value Advantage Fund	5,503	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2019. Average borrowings from the Facility during the year ended June 30, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Mid Cap Equity Fund	$13,588	2.71%	1	$1

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2019. Average borrowings from the Credit Facility for, or at any time during the year ended June 30, 2019 were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Growth Advantage Fund	$10,500	3.38%	1	$1
Value Advantage Fund	27,500	3.38	1	3

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

As of June 30, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	12.1%	1	16.6%
Mid Cap Equity Fund	—	—	1	26.9
Mid Cap Value Fund	—	—	2	32.9
Value Advantage Fund	—	—	3	34.2

As of June 30, 2019, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	25.8%
Mid Cap Equity Fund	45.4
Value Advantage Fund	21.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund and JPMorgan Value Advantage Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Growth Advantage Fund (constituting J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund (constituting J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Mid Cap Growth Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,231.20	$6.31	1.14%
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,227.90	9.06	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,232.50	4.93	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	1,229.90	7.69	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R3
Actual	1,000.00	1,231.10	6.31	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,232.50	4.93	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R5
Actual	1,000.00	1,233.20	4.10	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R6
Actual	1,000.00	1,234.00	3.55	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,235.20	$6.26	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,232.00	9.02	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class I
Actual	1,000.00	1,236.50	4.88	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R2
Actual	1,000.00	1,233.60	7.64	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R5
Actual	1,000.00	1,237.50	4.05	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	1,238.20	3.50	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,291.80	6.99	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,288.30	9.82	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,293.70	5.23	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class R2
Actual	1,000.00	1,290.30	8.40	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,291.50	6.99	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class R4
Actual	1,000.00	1,293.00	5.57	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,294.50	4.44	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R6
Actual	1,000.00	1,294.80	4.15	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	1,179.30	6.65	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,176.20	9.33	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,180.70	5.30	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class L
Actual	$1,000.00	$1,182.20	$4.00	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R2
Actual	1,000.00	1,177.90	8.05	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,179.20	6.70	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,180.70	5.30	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,181.50	4.44	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R6
Actual	1,000.00	1,182.30	3.95	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,166.10	6.07	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,163.20	8.74	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class I
Actual	1,000.00	1,167.60	4.73	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class L
Actual	1,000.00	1,168.20	3.98	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R2
Actual	1,000.00	1,164.60	7.46	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R3
Actual	1,000.00	1,166.20	6.07	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class R4
Actual	1,000.00	1,167.70	4.73	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R5
Actual	1,000.00	1,168.30	3.98	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R6
Actual	1,000.00	1,169.10	3.44	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019:

Dividends Received Deduction
JPMorgan Growth Advantage Fund	100.00%
JPMorgan Mid Cap Equity Fund	76.35
JPMorgan Mid Cap Growth Fund	86.11
JPMorgan Mid Cap Value Fund	100.00
JPMorgan Value Advantage Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Growth Advantage Fund	$663,086
JPMorgan Mid Cap Equity Fund	241,956
JPMorgan Mid Cap Growth Fund	226,941
JPMorgan Mid Cap Value Fund	935,839
JPMorgan Value Advantage Fund	474,480

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Qualified Dividend Income
JPMorgan Growth Advantage Fund	$35,076
JPMorgan Mid Cap Equity Fund	34,588
JPMorgan Mid Cap Growth Fund	23,093
JPMorgan Mid Cap Value Fund	264,620
JPMorgan Value Advantage Fund	234,470

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-MC-619

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2019

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks. For the twelve month reporting period, the S&P 500 returned 10.42% and the Russell 2000 Index returned -3.31%.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.74%
Russell 2000 Index	(3.31)%

Net Assets as of 6/30/2019 (In Thousands)	$348,257

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection and overweight position in the information technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and communication services sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Okta Inc., Bright Horizons Family Solutions Inc. and Exact Sciences Corp. Shares of Okta, a provider of security identification and access management software, rose after the company reported better-than-expected sales and earnings for its first quarter ended April 30, 2019. Shares of Bright Horizons Family Solutions, a child care and educational services provider, rose after the company reported better-than-expected revenue for the first quarter of 2019 and raised its earnings forecast for the full year 2019. Shares of Exact Sciences, a maker of cancer screening tests, rose amid strong sales growth for its colorectal cancer screening system.

Leading individual detractors from relative performance included the Fund’s overweight positions in OptiNose Inc., 2u Inc. and Cincinnati Bell Inc. Shares of OptiNose, a specialty pharmaceutical company, fell amid investor concerns about co-pay policy changes among health insurers and pharmacy benefit managers. Shares of 2u, a provider of software services to colleges and universities, fell after the company issued a lower-than-expected forecast for the full year 2019. Shares of Cincinnati Bell, a telecommunications provider, fell after the company reported a loss and lower-than-expected revenue for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively val-

ued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Simpson Manufacturing Co., Inc.	1.0%
2.	ITT, Inc.	1.0
3.	Performance Food Group Co.	0.8
4.	Envestnet, Inc.	0.8
5.	Applied Industrial Technologies, Inc.	0.7
6.	National Vision Holdings, Inc.	0.7
7.	John Bean Technologies Corp.	0.7
8.	Teladoc Health, Inc.	0.7
9.	Generac Holdings, Inc.	0.7
10.	Inphi Corp.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	16.6%
Information Technology	15.6
Financials	13.6
Health Care	12.0
Consumer Discretionary	11.5
Investment of cash collateral from securities loaned	9.5
Real Estate	5.6
Utilities	3.3
Communication Services	3.3
Consumer Staples	2.3
Materials	1.8
Energy	1.6
Short-Term Investments	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge*		(4.57)%	11.05%	15.00%
Without Sales Charge		0.74	12.26	15.62
CLASS C SHARES	January 7, 1998
With CDSC**		(0.78)	11.69	15.02
Without CDSC		0.22	11.69	15.02
CLASS I SHARES	April 5, 1999	0.96	12.52	15.96
CLASS R6 SHARES	July 2, 2018	1.23	12.81	16.31

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Effective June 1, 2018 (“the Effective Date”), the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	(5.00)%
Russell 2000 Index	(3.31)%

Net Assets as of 6/30/2019 (In Thousands)	$449,544

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the industrial cyclical and consumer cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health services & systems sector and software & services sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Cooper Standard Holdings Inc., Owens & Minor Inc. and Acco Brands Corp. Shares of Cooper Standard, a maker of automotive components, fell after the company reported lower-than-expected earnings for the first quarter of 2019. Shares of Owens & Minor, a distributor of health care products, fell after the company reduced its dividend, reported lower-than-expected earnings for the fourth quarter of 2018 and issued a downbeat outlook. Shares of Acco Brands, a maker of office products, fell after the company reported lower-than-expected earnings and revenue for the third and fourth quarters of 2018.

Leading individual contributors to relative performance included the Fund’s overweight positions in Molina Healthcare Inc., First BanCorp Puerto Rico, and Sinclair Broadcasting Group Inc. Shares of Molina Healthcare, a health insurance provider not held in the Benchmark, rose after the company reported better-than-expected results for the first quarter of 2019 and raised its full year 2019 forecast. Shares of First BanCorp Puerto Rico, a bank, rose after the company reported earnings growth for the fourth quarter of 2018. Shares of Sinclair Broadcasting Group, a television broadcaster, rose after the company agreed to acquire 21 regional sports networks and Fox College Sports from Walt Disney Co.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfo-

lio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tech Data Corp.	1.0%
2.	Ensign Group, Inc. (The)	1.0
3.	First BanCorp (Puerto Rico)	0.9
4.	Meritor, Inc.	0.9
5.	Investors Bancorp, Inc.	0.8
6.	ABM Industries, Inc.	0.8
7.	Sinclair Broadcast Group, Inc., Class A	0.8
8.	Essent Group Ltd.	0.8
9.	PennyMac Mortgage Investment Trust	0.8
10.	Rent-A-Center, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	14.9%
Health Care	14.5
Industrials	14.0
Information Technology	12.3
Consumer Discretionary	8.1
Investment of cash collateral from securities loaned	6.4
Real Estate	6.4
Materials	3.4
Energy	3.1
Utilities	2.7
Consumer Staples	2.5
Communication Services	2.3
Short-Term Investments	9.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge*		(10.40)%	5.45%	13.58%
Without Sales Charge		(5.43)	6.59	14.19
CLASS C SHARES	May 31, 2016
With CDSC**		(6.88)	6.27	14.02
Without CDSC		(5.88)	6.27	14.02
CLASS I SHARES	January 3, 2017	(5.17)	6.78	14.29
CLASS R2 SHARES	July 31, 2017	(5.65)	6.14	13.56
CLASS R3 SHARES	July 31, 2017	(5.43)	6.40	13.84
CLASS R4 SHARES	July 31, 2017	(5.17)	6.68	14.12
CLASS R5 SHARES	January 1, 1997	(5.00)	6.89	14.35
CLASS R6 SHARES	May 31, 2016	(4.95)	6.92	14.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.82%
Russell 2000 Index	(3.31)%

Net Assets as of 6/30/2019 (In Thousands)	$6,275,924

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the materials & processing and consumer discretionary sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy sector was the sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in AptarGroup Inc., Pool Corp. and Catalent Inc. Shares of AptarGroup, a maker of consumer product dispensers, rose after the company reported better-than-expected earnings for the first quarter of 2019. Shares of Pool, a distributor of swimming pool supplies and equipment, rose amid steady revenues growth and profit margin expansion. Shares of Catalent, a provider of advanced drug delivery systems, rose after the company agreed to acquire Paragon Bioservices Inc.

Leading individual detractors from relative performance included the Fund’s overweight positions in Core Laboratories NV, SRC Energy Inc. and Patterson-UTI Energy Inc. Shares of Core Laboratories, a provider of analytics and services to petroleum and natural gas producers that was not held in the Benchmark, fell amid lower-than-expected first quarter 2019 results from its underlying business. Shares of SRC Energy, an oil and gas exploration company, fell after the lawmakers in Colorado moved to tighten regulations on drilling in the state. Shares of Patterson-UTI Energy, a provider of oil and gas drilling services not held in the Benchmark, fell due to subdued drilling activity amid weakness and volatility in global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	AptarGroup, Inc.	2.8%
2.	Pool Corp.	2.7
3.	Toro Co. (The)	2.5
4.	Performance Food Group Co.	2.1
5.	Catalent, Inc.	1.9
6.	West Pharmaceutical Services, Inc.	1.7
7.	National Retail Properties, Inc.	1.6
8.	RBC Bearings, Inc.	1.6
9.	EastGroup Properties, Inc.	1.5
10.	NorthWestern Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	20.1%
Financials	17.1
Health Care	11.3
Information Technology	10.8
Consumer Discretionary	9.4
Materials	7.5
Real Estate	6.7
Consumer Staples	3.7
Investment of cash collateral from securities loaned	3.3
Utilities	3.0
Communication Services	1.6
Energy	1.6
Short-Term Investments	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge*		(2.59)%	7.78%	13.94%
Without Sales Charge		2.82	8.94	14.55
CLASS C SHARES	February 19, 2005
With CDSC**		1.31	8.40	13.99
Without CDSC		2.31	8.40	13.99
CLASS I SHARES	May 7, 1996	3.05	9.25	14.89
CLASS R2 SHARES	November 3, 2008	2.56	8.67	14.27
CLASS R3 SHARES	September 9, 2016	2.79	8.95	14.56
CLASS R4 SHARES	September 9, 2016	3.05	9.24	14.88
CLASS R5 SHARES	May 15, 2006	3.26	9.46	15.11
CLASS R6 SHARES	May 31, 2016	3.33	9.50	15.13

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares had different expenses than Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	5.08%
Russell 2000 Growth Index	(0.49)%

Net Assets as of 6/30/2019 (In Thousands)	$2,876,666

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection and overweight position in technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the financial services and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Okta Inc., Paycom Software Inc. and Anaplan Inc. Shares of Okta, a provider of security identification and access management software not held in the Benchmark, rose after the company consistently reported better-than-expected earnings and revenue backed by growth in subscriptions. Shares of Paycom Software, a provider of workforce management software not held in the Benchmark, rose after the company reported better-than-expected earnings and revenue throughout the reporting period. Shares of Anaplan, a provider of cloud-based business planning and consulting services, rose after the company reported better-than-expected revenue for the first quarter of 2019 and raised its forecast for the full-year 2019.

Leading individual detractors from relative performance included the Fund’s overweight positions in OptiNose Inc., Evolent Health Inc. and Centennial Resources Inc. Shares of OptiNose, a specialty pharmaceutical company, fell amid investor concerns about co-pay policy changes among health insurers and pharmacy benefit managers. Shares of Evolent Health, a provider of health care administration and payment services, fell amid investor concerns about the financial solvency of a key client along with a lower-than-expected forecast for 2019 results. Shares of Centennial Resources, an oil and gas producer not held in the Benchmark, fell amid weakness and volatility in global oil prices and the company’s lower-than-expected production forecast for 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Performance Food Group Co.	1.6%
2.	Envestnet, Inc.	1.6
3.	National Vision Holdings, Inc.	1.4
4.	John Bean Technologies Corp.	1.4
5.	Teladoc Health, Inc.	1.4
6.	Generac Holdings, Inc.	1.4
7.	Inphi Corp.	1.3
8.	MKS Instruments, Inc.	1.3
9.	Bright Horizons Family Solutions, Inc.	1.3
10.	Entegris, Inc.	1.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.1%
Health Care	21.1
Industrials	16.2
Consumer Discretionary	15.6
Investment of cash collateral from securities loaned	12.7
Financials	3.2
Consumer Staples	3.2
Communication Services	2.5
Real Estate	1.8
Others (each less than 1.0%)	0.8
Short-Term Investments	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge*		(0.43)%	11.89%	16.14%
Without Sales Charge		5.08	13.09	16.77
CLASS C SHARES	November 4, 1997	3.49	12.52	16.16
With CDSC**		4.49	12.52	16.16
Without CDSC
CLASS I SHARES	March 26, 1996	5.30	13.37	17.05
CLASS L SHARES	February 19, 2005	5.50	13.54	17.23
CLASS R2 SHARES	November 3, 2008	4.84	12.81	16.46
CLASS R3 SHARES	July 31, 2017	5.08	13.09	16.77
CLASS R4 SHARES	July 31, 2017	5.35	13.37	17.05
CLASS R5 SHARES	September 9, 2016	5.50	13.54	17.23
CLASS R6 SHARES	November 30, 2010	5.60	13.65	17.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(9.53)%
Russell 2000 Value Index	(6.24)%

Net Assets as of 6/30/2019 (In Thousands)	$1,553,282

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in real estate investment trusts and in the industrial cyclical sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the finance and basic materials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acco Brands Corp., Consolidated Communications Holdings Inc. and ArcBest Corp. Shares of Acco Brands, a maker of office products, fell after the company reported lower-than-expected earnings and revenue for the third and fourth quarters of 2018. Shares of Consolidated Communications Holdings, a provider of business and broadband communications services, fell after the company eliminated its quarterly dividend. Shares of ArcBest, a freight transportation company, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2019.

Leading individual contributors to relative performance included the Fund’s overweight positions in Sinclair Broadcasting Group Inc., FTI Consulting Inc. and K12 Inc. Shares of Sinclair Broadcasting Group, a television broadcaster, rose after the company agreed to acquire 21 regional sports networks and Fox College Sports from Walt Disney Co. Shares of FTI Consulting, a provider of business advisory services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019. Shares of K12, a provider of online educational products and services, rose after the company reported better-than-expected earnings and revenue for the fiscal third quarter ended March 31, 2019.

HOW WAS THE FUND POSITIONED?

In accordance with Fund’s investment process, its portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tech Data Corp.	1.3%
2.	Delek US Holdings, Inc.	1.3
3.	Washington Federal, Inc.	1.2
4.	Trustmark Corp.	1.1
5.	Westamerica Bancorp	1.1
6.	KB Home	1.1
7.	Sunstone Hotel Investors, Inc.	1.1
8.	EMCOR Group, Inc.	1.0
9.	United Bankshares, Inc.	1.0
10.	Portland General Electric Co.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.5%
Industrials	13.4
Real Estate	10.1
Consumer Discretionary	9.6
Information Technology	8.9
Energy	6.9
Health Care	5.7
Investment of cash collateral from securities loaned	5.6
Utilities	5.5
Materials	3.3
Communication Services	2.3
Consumer Staples	1.1
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge*		(14.48)%	2.23%	11.23%
Without Sales Charge		(9.73)	3.34	11.83
CLASS C SHARES	March 22, 1999
With CDSC**		(11.18)	2.76	11.17
Without CDSC		(10.18)	2.76	11.17
CLASS I SHARES	January 27, 1995	(9.53)	3.59	12.11
CLASS R2 SHARES	November 3, 2008	(9.95)	3.07	11.54
CLASS R3 SHARES	September 9, 2016	(9.75)	3.33	11.81
CLASS R4 SHARES	September 9, 2016	(9.51)	3.57	12.09
CLASS R5 SHARES	May 15, 2006	(9.35)	3.72	12.23
CLASS R6 SHARES	February 22, 2005	(9.29)	3.84	12.31

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(8.33)%
Russell 2000 Index	(3.31)%

Net Assets as of 6/30/2019 (In Thousands)	$1,392,947

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the consumer cyclical and retail sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financial sector and the software & services sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acco Brands Corp., Tenneco Inc. and Penn National Gaming Inc. Shares of Acco Brands, a maker of office products, fell after the company reported lower-than-expected earnings and revenue for the third and fourth quarters of 2018. Shares of Tenneco, an automotive parts manufacturer, fell after the company reported lower-than-expected earnings for the first quarter of 2019 and lowered its forecast for the full year 2019. Shares of Penn National Gaming, a casino, racetrack and video gaming company, fell after the company reported lower-than-expected earnings for the first quarter of 2019.

Leading individual contributors to relative performance included the Fund’s overweight positions in Molina Healthcare Inc., Reata Pharmaceuticals Inc. and Sinclair Broadcasting Inc. Shares of Molina Healthcare, a health insurance provider not held in the Benchmark, rose after the company reported better-than-expected results for the first quarter of 2019 and raised its full year 2019 forecast. Shares of Reata Pharmaceuticals, a biopharmaceutical maker, rose after the company reported positive Phase 2 clinical trial data for its Alport Syndrome drug candidate. Shares of Sinclair Broadcasting Group, a television broadcaster, rose after the company agreed to acquire 21 regional sports networks and Fox College Sports from Walt Disney Co.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfo-

lio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	EMCOR Group, Inc.	1.3%
2.	Allscripts Healthcare Solutions, Inc.	1.2
3.	Rambus, Inc.	1.2
4.	Integer Holdings Corp.	1.1
5.	KB Home	1.1
6.	Tech Data Corp.	1.1
7.	Generac Holdings, Inc.	1.1
8.	Deckers Outdoor Corp.	1.0
9.	Navigant Consulting, Inc.	1.0
10.	Trustmark Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	15.6%
Industrials	14.9
Financials	13.7
Information Technology	13.6
Consumer Discretionary	10.5
Investment of cash collateral from securities loaned	8.8
Real Estate	6.2
Energy	4.0
Communication Services	2.9
Materials	2.8
Utilities	2.8
Consumer Staples	1.6
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge*		(13.53)%	3.79%	12.68%
Without Sales Charge		(8.72)	4.91	13.28
CLASS C SHARES	November 1, 2007
With CDSC**		(10.17)	4.38	12.72
Without CDSC		(9.17)	4.38	12.72
CLASS I SHARES	September 10, 2001	(8.44)	5.19	13.56
CLASS L SHARES	November 4, 1993	(8.33)	5.36	13.76
CLASS R2 SHARES	November 1, 2011	(8.90)	4.65	13.08
CLASS R3 SHARES	September 9, 2016	(8.71)	4.92	13.29
CLASS R4 SHARES	September 9, 2016	(8.47)	5.18	13.56
CLASS R5 SHARES	September 9, 2016	(8.34)	5.35	13.75
CLASS R6 SHARES	November 1, 2011	(8.20)	5.46	13.83

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and Class R3 shares prior to their inception dates are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the

Lipper Small-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%

Aerospace & Defense — 1.1%

Curtiss-Wright Corp.	9	1,109

Hexcel Corp.	24	1,933

National Presto Industries, Inc. (a)	9	822

		3,864

Auto Components — 0.9%

Cooper-Standard Holdings, Inc.*	10	439

Fox Factory Holding Corp.* (a)	17	1,440

LCI Industries	6	569

Tower International, Inc.	30	590

		3,038

Automobiles — 0.5%

Winnebago Industries, Inc.	40	1,565

Banks — 9.7%

1st Source Corp.	39	1,788

BancFirst Corp.	22	1,212

Camden National Corp.	48	2,189

City Holding Co.	21	1,582

Community Trust Bancorp, Inc.	44	1,874

First Busey Corp.	72	1,891

First Commonwealth Financial Corp.	153	2,056

First Financial Bancorp	68	1,658

First Financial Bankshares, Inc. (a)	41	1,268

First Merchants Corp. (a)	44	1,684

Heritage Commerce Corp.	98	1,203

Heritage Financial Corp. (a)	48	1,418

Independent Bank Corp.	21	1,579

Independent Bank Corp.	36	785

Lakeland Bancorp, Inc.	57	918

Mercantile Bank Corp.	21	675

NBT Bancorp, Inc.	30	1,127

Park National Corp.	14	1,399

S&T Bancorp, Inc.	39	1,452

Sandy Spring Bancorp, Inc.	34	1,199

Signature Bank	9	1,138

Tompkins Financial Corp. (a)	15	1,240

Trustmark Corp. (a)	44	1,467

Webster Financial Corp. (a)	17	825

		33,627

Beverages — 0.3%

Primo Water Corp.* (a)	69	847

Biotechnology — 6.2%

ACADIA Pharmaceuticals, Inc.*	29	768

Adverum Biotechnologies, Inc.*	94	1,120

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Array BioPharma, Inc.*	38	1,776

Atara Biotherapeutics, Inc.* (a)	38	767

Avrobio, Inc.* (a)	39	626

Bellicum Pharmaceuticals, Inc.*	87	148

Biohaven Pharmaceutical Holding Co. Ltd.*	33	1,467

Bridgebio Pharma, Inc.*	12	336

Coherus Biosciences, Inc.* (a)	84	1,861

FibroGen, Inc.*	41	1,844

G1 Therapeutics, Inc.* (a)	38	1,165

Global Blood Therapeutics, Inc.* (a)	9	487

Halozyme Therapeutics, Inc.*	110	1,893

Heron Therapeutics, Inc.* (a)	44	810

Homology Medicines, Inc.*	47	921

Intercept Pharmaceuticals, Inc.* (a)	14	1,133

Portola Pharmaceuticals, Inc.* (a)	12	339

REGENXBIO, Inc.* (a)	25	1,280

Rubius Therapeutics, Inc.* (a)	24	380

Sage Therapeutics, Inc.* (a)	5	968

Spark Therapeutics, Inc.*	3	260

Twist Bioscience Corp.*	43	1,234

		21,583

Building Products — 3.1%

Advanced Drainage Systems, Inc.	67	2,182

CSW Industrials, Inc.	22	1,491

Simpson Manufacturing Co., Inc.	60	3,992

Trex Co., Inc.* (a)	30	2,141

Universal Forest Products, Inc. (a)	28	1,081

		10,887

Capital Markets — 1.2%

Evercore, Inc., Class A (a)	23	2,059

LPL Financial Holdings, Inc.	20	1,607

PennantPark Investment Corp.	81	510

		4,176

Chemicals — 1.9%

Ferro Corp.*	77	1,219

Innophos Holdings, Inc. (a)	50	1,460

Innospec, Inc.	20	1,861

Sensient Technologies Corp.	13	991

Stepan Co.	13	1,204

		6,735

Commercial Services & Supplies — 2.0%

Brady Corp., Class A (a)	36	1,759

Deluxe Corp.	27	1,090

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Commercial Services & Supplies — continued

Kimball International, Inc., Class B	52	913

MSA Safety, Inc.	23	2,377

UniFirst Corp.	5	918

		7,057

Communications Equipment — 1.1%

Ciena Corp.*	44	1,800

EchoStar Corp., Class A*	36	1,603

NETGEAR, Inc.*	13	329

		3,732

Construction & Engineering — 0.4%

Comfort Systems USA, Inc.	29	1,480

Distributors — 0.6%

Pool Corp.	12	2,225

Diversified Consumer Services — 0.7%

Bright Horizons Family Solutions, Inc.*	16	2,480

Diversified Telecommunication Services — 0.2%

Cincinnati Bell, Inc.*	145	719

Electric Utilities — 0.3%

Portland General Electric Co.	22	1,189

Electrical Equipment — 1.6%

EnerSys (a)	20	1,372

Generac Holdings, Inc.*	40	2,756

nVent Electric plc	57	1,414

		5,542

Electronic Equipment, Instruments & Components — 1.7%

ePlus, Inc.* (a)	19	1,322

Fabrinet (Thailand)*	10	497

Littelfuse, Inc.	11	1,871

SYNNEX Corp. (a)	21	2,038

		5,728

Entertainment — 1.0%

Cinemark Holdings, Inc.	17	625

Glu Mobile, Inc.*	110	788

Sciplay Corp., Class A* (a)	44	603

World Wrestling Entertainment, Inc., Class A (a)	22	1,573

		3,589

Equity Real Estate Investment Trusts (REITs) — 6.0%

American Campus Communities, Inc.	36	1,648

American Homes 4 Rent, Class A	71	1,736

Brixmor Property Group, Inc.	92	1,638

CubeSmart	29	980

EastGroup Properties, Inc.	3	325

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Equity Commonwealth	46	1,509

Highwoods Properties, Inc.	49	2,017

JBG SMITH Properties	40	1,587

National Health Investors, Inc.	6	453

Rayonier, Inc.	52	1,574

Rexford Industrial Realty, Inc.	43	1,748

RLJ Lodging Trust	86	1,527

Sunstone Hotel Investors, Inc.	103	1,410

Terreno Realty Corp.	29	1,427

Washington	46	1,243

		20,822

Food & Staples Retailing — 1.1%

Grocery Outlet Holding Corp.*	20	660

Performance Food Group Co.*	79	3,161

		3,821

Food Products — 0.9%

Flowers Foods, Inc. (a)	59	1,384

Freshpet, Inc.*	37	1,702

		3,086

Gas Utilities — 1.7%

Chesapeake Utilities Corp.	18	1,722

ONE Gas, Inc.	25	2,263

Southwest Gas Holdings, Inc.	23	2,071

		6,056

Health Care Equipment & Supplies — 2.1%

Insulet Corp.* (a)	19	2,249

iRhythm Technologies, Inc.*	24	1,906

LivaNova plc*	11	760

Nevro Corp.* (a)	26	1,660

Shockwave Medical, Inc.* (a)	10	562

		7,137

Health Care Providers & Services — 2.1%

Acadia Healthcare Co., Inc.* (a)	31	1,071

Amedisys, Inc.*	19	2,315

Encompass Health Corp.	21	1,346

Ensign Group, Inc. (The) (a)	21	1,224

Providence Service Corp. (The)*	23	1,328

		7,284

Health Care Technology — 1.0%

Evolent Health, Inc., Class A* (a)	80	637

Teladoc Health, Inc.*	42	2,774

		3,411

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 3.2%

Boyd Gaming Corp.	87	2,351

Cheesecake Factory, Inc. (The) (a)	30	1,292

Cracker Barrel Old Country Store, Inc. (a)	7	1,189

Jack in the Box, Inc.	9	713

Planet Fitness, Inc., Class A*	23	1,681

Red Rock Resorts, Inc., Class A (a)	63	1,347

Ruth’s Hospitality Group, Inc. (a)	38	868

Texas Roadhouse, Inc.	30	1,604

		11,045

Household Durables — 0.6%

Helen of Troy Ltd.*	9	1,112

TRI Pointe Group, Inc.*	73	877

		1,989

Insurance — 1.9%

Argo Group International Holdings Ltd.	6	457

James River Group Holdings Ltd.	14	670

Old Republic International Corp.	65	1,455

Safety Insurance Group, Inc.	13	1,241

Selective Insurance Group, Inc. (a)	24	1,797

Third Point Reinsurance Ltd. (Bermuda)*	106	1,098

		6,718

Interactive Media & Services — 0.4%

Cars.com, Inc.* (a)	65	1,282

Internet & Direct Marketing Retail — 1.3%

Etsy, Inc.*	12	761

Farfetch Ltd., Class A (United Kingdom)* (a)	70	1,449

GrubHub, Inc.* (a)	9	667

Liberty Expedia Holdings, Inc., Class A*	28	1,340

RealReal, Inc. (The)*	15	425

		4,642

IT Services — 2.8%

CSG Systems International, Inc. (a)	29	1,418

ManTech International Corp., Class A	30	1,954

MAXIMUS, Inc. (a)	21	1,499

MongoDB, Inc.* (a)	8	1,163

Science Applications International Corp. (a)	19	1,668

Wix.com Ltd. (Israel) *	15	2,151

		9,853

Leisure Products — 0.2%

Callaway Golf Co.	48	824

INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — 0.3%

Adaptive Biotechnologies Corp.*	10	471

Personalis, Inc.*	17	466

		937

Machinery — 6.3%

Alamo Group, Inc. (a)	16	1,623

Blue Bird Corp.*	78	1,531

Chart Industries, Inc.*	19	1,439

Crane Co.	10	866

Graco, Inc.	32	1,605

Hillenbrand, Inc.	34	1,360

ITT, Inc.	57	3,700

John Bean Technologies Corp.	23	2,795

Kadant, Inc.	16	1,453

Lincoln Electric Holdings, Inc.	15	1,196

Mueller Industries, Inc.	45	1,310

Oshkosh Corp.	17	1,427

Watts Water Technologies, Inc., Class A (a)	12	1,160

Woodward, Inc.	5	620

		22,085

Marine — 0.2%

Kirby Corp.*	11	842

Media — 2.0%

Cable One, Inc.	1	1,171

Emerald Expositions Events, Inc.	64	715

Hemisphere Media Group, Inc.*	69	886

John Wiley & Sons, Inc., Class A (a)	19	889

Liberty Latin America Ltd., Class C (Chile)* (a)	80	1,375

New York Times Co. (The), Class A	61	2,001

		7,037

Multiline Retail — 0.5%

Ollie’s Bargain Outlet Holdings, Inc.*	22	1,881

Multi-Utilities — 0.5%

Unitil Corp.	28	1,687

Oil, Gas & Consumable Fuels — 1.8%

Antero Midstream Corp. (a)	77	885

Callon Petroleum Co.* (a)	129	851

Centennial Resource Development, Inc., Class A*	63	475

CNX Resources Corp.*	87	636

Delek US Holdings, Inc.	32	1,305

Matador Resources Co.* (a)	42	831

PDC Energy, Inc.*	14	517

SemGroup Corp., Class A (a)	58	695

		6,195

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Personal Products — 0.3%

Inter Parfums, Inc.	17	1,161

Pharmaceuticals — 1.7%

Horizon Therapeutics plc*	88	2,116

Optinose, Inc.*	60	423

Prestige Consumer Healthcare, Inc.* (a)	17	552

Revance Therapeutics, Inc.* (a)	57	733

TherapeuticsMD, Inc.*	254	661

Tricida, Inc.* (a)	40	1,559

		6,044

Professional Services — 0.5%

Insperity, Inc.	8	922

Korn Ferry	16	624

		1,546

Real Estate Management & Development — 0.2%

RE/MAX Holdings, Inc., Class A	26	806

Road & Rail — 0.9%

Marten Transport Ltd.	58	1,050

Saia, Inc.* (a)	31	2,030

		3,080

Semiconductors & Semiconductor Equipment — 4.0%

Cabot Microelectronics Corp.	12	1,370

Entegris, Inc. (a)	65	2,423

Inphi Corp.*	53	2,636

MKS Instruments, Inc.	32	2,522

Monolithic Power Systems, Inc. (a)	17	2,344

Semtech Corp.* (a)	41	1,972

Versum Materials, Inc.	14	730

		13,997

Software — 7.7%

Anaplan, Inc.*	36	1,835

Coupa Software, Inc.*	12	1,502

CyberArk Software Ltd. (Israel)*	10	1,223

Elastic NV* (a)	15	1,154

Envestnet, Inc.*	45	3,090

HubSpot, Inc.*	8	1,310

LogMeIn, Inc.	14	998

New Relic, Inc.*	8	654

Nuance Communications, Inc.*	60	958

Pagerduty, Inc.* (a)	19	872

Pluralsight, Inc., Class A*	54	1,626

Progress Software Corp.	27	1,178

Proofpoint, Inc.*	17	2,070

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

RingCentral, Inc., Class A*	8	894

SailPoint Technologies Holding, Inc.*	71	1,419

Smartsheet, Inc., Class A*	37	1,791

Trade Desk, Inc. (The), Class A* (a)	3	608

Zendesk, Inc.*	18	1,621

Zscaler, Inc.* (a)	27	2,087

		26,890

Specialty Retail — 2.6%

American Eagle Outfitters, Inc.	46	770

Floor & Decor Holdings, Inc., Class A* (a)	22	934

Hudson Ltd., Class A*	124	1,714

Lithia Motors, Inc., Class A (a)	16	1,849

National Vision Holdings, Inc.* (a)	91	2,809

Williams-Sonoma, Inc. (a)	16	1,009

		9,085

Textiles, Apparel & Luxury Goods — 1.7%

Carter’s, Inc.	15	1,506

Columbia Sportswear Co.	11	1,102

Movado Group, Inc.	33	888

Wolverine World Wide, Inc. (a)	81	2,241

		5,737

Thrifts & Mortgage Finance — 2.3%

Axos Financial, Inc.* (a)	24	666

First Defiance Financial Corp.	60	1,715

TrustCo Bank Corp.	220	1,744

Washington Federal, Inc.	62	2,151

WSFS Financial Corp.	39	1,621

		7,897

Trading Companies & Distributors — 2.2%

Applied Industrial Technologies, Inc.	46	2,859

H&E Equipment Services, Inc.	44	1,285

Rush Enterprises, Inc., Class A	47	1,730

SiteOne Landscape Supply, Inc.* (a)	25	1,740

		7,614

Water Utilities — 1.1%

American States Water Co.	26	1,952

Middlesex Water Co.	34	2,001

		3,953

Total Common Stocks (Cost $286,426)		336,507

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (Canada)*‡ (Cost $—)	51	—	(c)

	SHARES (000)
Short-Term Investments — 3.7%

Investment Companies — 3.7%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (d) (e) (Cost $12,790)	12,786	12,791

Investment of Cash Collateral from Securities Loaned — 10.5%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (d) (e)	26,003	26,008

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (d) (e)	10,612	10,612

Total Investment of Cash Collateral from Securities Loaned (Cost $36,617)		36,620

Total Investments — 110.8% (Cost $335,833)		385,918
Liabilities in Excess of Other Assets — (10.8)%		(37,661)

NET ASSETS — 100.0%		348,257

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $36,058,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — 93.9%

Aerospace & Defense — 0.9%

Moog, Inc., Class A	5	510

Parsons Corp.*	29	1,065

Vectrus, Inc.*	58	2,353

		3,928

Airlines — 0.9%

SkyWest, Inc.	41	2,492

Spirit Airlines, Inc.*	32	1,536

		4,028

Auto Components — 1.0%

American Axle & Manufacturing Holdings, Inc.*	138	1,756

Dana, Inc.	122	2,439

Modine Manufacturing Co.*	9	128

Tower International, Inc.	8	164

		4,487

Banks — 9.6%

Bancorp, Inc. (The)*	79	704

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	37	1,259

BankFinancial Corp.	7	97

Cathay General Bancorp (a)	13	476

Central Valley Community Bancorp	5	108

Community Trust Bancorp, Inc.	2	97

ConnectOne Bancorp, Inc.	40	897

Customers Bancorp, Inc.*	70	1,474

East West Bancorp, Inc.	6	264

Enterprise Financial Services Corp.	3	111

Fidelity Southern Corp.	23	722

Financial Institutions, Inc.	30	873

First BanCorp (Puerto Rico)	425	4,694

First Bank	8	90

First Business Financial Services, Inc.	8	182

First Choice Bancorp	2	47

First Community Bankshares, Inc.	9	309

First Financial Bancorp	9	222

First Merchants Corp. (a)	17	647

Hancock Whitney Corp.	63	2,516

Hanmi Financial Corp.	55	1,230

IBERIABANK Corp.	40	3,036

Investors Bancorp, Inc.	375	4,179

NBT Bancorp, Inc.	5	193

Northeast Bank	6	165

Pacific Mercantile Bancorp*	8	67

Pacific Premier Bancorp, Inc. (a)	94	2,889

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

PacWest Bancorp	40	1,557

People’s United Financial, Inc.	36	612

Popular, Inc. (Puerto Rico)	19	1,005

Premier Financial Bancorp, Inc.	4	61

Shore Bancshares, Inc.	10	165

Sierra Bancorp	5	132

Signature Bank	22	2,665

TCF Financial Corp.	182	3,788

Towne Bank	3	81

TriCo Bancshares	7	266

Umpqua Holdings Corp.	129	2,148

United Community Banks, Inc.	29	833

Wintrust Financial Corp.	31	2,281

		43,142

Beverages — 0.7%

Coca-Cola Consolidated, Inc.	11	3,232

Biotechnology — 6.2%

Acorda Therapeutics, Inc.* (a)	16	119

Aduro Biotech, Inc.* (a)	302	465

Akebia Therapeutics, Inc.*	56	271

Alector, Inc.* (a)	54	1,029

AMAG Pharmaceuticals, Inc.* (a)	11	113

Amicus Therapeutics, Inc.* (a)	94	1,177

AnaptysBio, Inc.* (a)	10	574

Arrowhead Pharmaceuticals, Inc.* (a)	61	1,619

Assembly Biosciences, Inc.*	43	579

Atara Biotherapeutics, Inc.* (a)	8	169

Audentes Therapeutics, Inc.*	24	909

Bluebird Bio, Inc.* (a)	6	805

Blueprint Medicines Corp.* (a)	20	1,896

Bridgebio Pharma, Inc.*	24	636

Cara Therapeutics, Inc.* (a)	27	589

Catalyst Pharmaceuticals, Inc.* (a)	197	758

Coherus Biosciences, Inc.* (a)	61	1,342

Concert Pharmaceuticals, Inc.*	31	373

Dicerna Pharmaceuticals, Inc.*	94	1,473

Esperion Therapeutics, Inc.*	14	657

FibroGen, Inc.*	20	905

Gritstone Oncology, Inc.* (a)	14	151

Heron Therapeutics, Inc.* (a)	41	766

Homology Medicines, Inc.* (a)	36	711

Immunomedics, Inc.* (a)	78	1,077

Insmed, Inc.*	43	1,096

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Biotechnology — continued

Jounce Therapeutics, Inc.*	38	190

Kura Oncology, Inc.*	6	109

MeiraGTx Holdings plc*	30	798

Principia Biopharma, Inc.*	2	50

Ra Pharmaceuticals, Inc.* (a)	51	1,526

Radius Health, Inc.*	5	118

Rhythm Pharmaceuticals, Inc.*	24	530

Sage Therapeutics, Inc.* (a)	5	870

Sarepta Therapeutics, Inc.* (a)	9	1,375

Sutro Biopharma, Inc.*	11	128

Syros Pharmaceuticals, Inc.*	86	797

TCR2 Therapeutics, Inc.* (a)	23	327

Twist Bioscience Corp.*	6	183

Xencor, Inc.*	18	746

Y-mAbs Therapeutics, Inc.*	3	78

		28,084

Building Products — 1.1%

Builders FirstSource, Inc.*	141	2,372

Insteel Industries, Inc.	4	78

Masonite International Corp.*	9	482

Universal Forest Products, Inc. (a)	54	2,064

		4,996

Capital Markets — 1.7%

BGC Partners, Inc., Class A	32	169

Blucora, Inc.*	90	2,729

BrightSphere Investment Group plc	223	2,540

Federated Investors, Inc., Class B (a)	48	1,564

Houlihan Lokey, Inc.	13	595

Pzena Investment Management, Inc., Class A	11	95

		7,692

Chemicals — 1.6%

AdvanSix, Inc.*	21	503

FutureFuel Corp.	30	348

Kraton Corp.*	30	935

OMNOVA Solutions, Inc.*	47	291

Rayonier Advanced Materials, Inc. (a)	9	56

Stepan Co.	17	1,576

Trinseo SA	77	3,263

Valhi, Inc.	35	104

		7,076

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 3.0%

ABM Industries, Inc. (a)	100	4,004

ACCO Brands Corp.	369	2,907

Herman Miller, Inc.	4	197

Kimball International, Inc., Class B	42	727

Knoll, Inc.	98	2,251

LSC Communications, Inc.	87	319

Quad/Graphics, Inc. (a)	48	383

RR Donnelley & Sons Co.	95	188

Steelcase, Inc., Class A	39	667

UniFirst Corp.	9	1,716

		13,359

Communications Equipment — 1.6%

Acacia Communications, Inc.*	17	797

Aerohive Networks, Inc.*	130	577

Cambium Networks Corp.*	117	1,118

Ciena Corp.*	57	2,328

Extreme Networks, Inc.*	74	480

Lumentum Holdings, Inc.* (a)	32	1,701

		7,001

Construction & Engineering — 1.9%

Comfort Systems USA, Inc.	22	1,133

EMCOR Group, Inc.	38	3,384

Great Lakes Dredge & Dock Corp.*	184	2,036

MasTec, Inc.* (a)	16	826

Sterling Construction Co., Inc.*	62	835

Tutor Perini Corp.* (a)	21	297

		8,511

Consumer Finance — 0.1%

Enova International, Inc.*	19	443

Containers & Packaging — 0.1%

Berry Global Group, Inc.*	5	265

Distributors — 0.8%

Core-Mark Holding Co., Inc.	92	3,640

Greenlane Holdings, Inc., Class A*	2	15

		3,655

Diversified Consumer Services — 0.6%

American Public Education, Inc.*	13	384

K12, Inc.*	79	2,414

		2,798

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Diversified Financial Services — 0.0% (b)

Marlin Business Services Corp.	5	121

Diversified Telecommunication Services — 0.1%

Ooma, Inc.*	50	528

Electric Utilities — 1.6%

IDACORP, Inc.	9	929

MGE Energy, Inc.	6	421

PNM Resources, Inc.	33	1,657

Portland General Electric Co.	52	2,818

Spark Energy, Inc., Class A (a)	136	1,527

		7,352

Electrical Equipment — 1.0%

Atkore International Group, Inc.*	80	2,057

Encore Wire Corp.	13	772

Generac Holdings, Inc.* (a)	18	1,283

Regal Beloit Corp.	6	468

		4,580

Electronic Equipment, Instruments & Components — 4.0%

Benchmark Electronics, Inc.	55	1,390

Fabrinet (Thailand)*	20	975

Insight Enterprises, Inc.*	25	1,482

KEMET Corp. (a)	73	1,366

Kimball Electronics, Inc.*	41	670

Methode Electronics, Inc. (a)	77	2,210

Sanmina Corp.*	102	3,096

Tech Data Corp.* (a)	49	5,098

Vishay Intertechnology, Inc.	55	916

Vishay Precision Group, Inc.*	15	629

		17,832

Energy Equipment & Services — 1.0%

FTS International, Inc.*	155	867

Matrix Service Co.* (a)	42	852

Nine Energy Service, Inc.* (a)	33	575

ProPetro Holding Corp.*	34	703

RigNet, Inc.*	35	348

Select Energy Services, Inc., Class A*	92	1,073

		4,418

Equity Real Estate Investment Trusts (REITs) — 6.6%

American Assets Trust, Inc.	8	391

Americold Realty Trust	115	3,722

Armada Hoffler Properties, Inc.	131	2,174

Ashford Hospitality Trust, Inc.	17	50

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Braemar Hotels & Resorts, Inc.	44	437

Chatham Lodging Trust (a)	15	283

CoreCivic, Inc.	72	1,504

CorEnergy Infrastructure Trust, Inc. (a)	1	55

CorePoint Lodging, Inc.	59	736

CoreSite Realty Corp.	9	1,070

Cousins Properties, Inc.	79	2,846

DiamondRock Hospitality Co.	58	595

First Industrial Realty Trust, Inc.	71	2,620

GEO Group, Inc. (The)	130	2,738

Getty Realty Corp.	6	197

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	35	990

Highwoods Properties, Inc.	5	188

Hudson Pacific Properties, Inc.	17	577

Jernigan Capital, Inc.	4	77

New Senior Investment Group, Inc. (a)	231	1,555

Rexford Industrial Realty, Inc.	24	968

RLJ Lodging Trust	35	618

Sun Communities, Inc.	5	577

Sunstone Hotel Investors, Inc.	116	1,586

Uniti Group, Inc.	2	23

Urban Edge Properties	23	392

Xenia Hotels & Resorts, Inc.	125	2,598

		29,567

Food & Staples Retailing — 1.0%

Grocery Outlet Holding Corp.*	19	632

Performance Food Group Co.*	75	3,010

SpartanNash Co.	13	157

US Foods Holding Corp.*	15	538

		4,337

Food Products — 0.9%

Pilgrim’s Pride Corp.* (a)	46	1,173

Sanderson Farms, Inc.	21	2,820

TreeHouse Foods, Inc.*	4	225

		4,218

Gas Utilities — 1.0%

New Jersey Resources Corp.	39	1,945

ONE Gas, Inc.	8	693

Southwest Gas Holdings, Inc.	21	1,868

		4,506

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Health Care Equipment & Supplies — 3.1%

Axonics Modulation Technologies, Inc.* (a)	48	1,951

CONMED Corp. (a)	5	469

Globus Medical, Inc., Class A*	9	384

Haemonetics Corp.*	17	2,046

Integer Holdings Corp.*	40	3,365

Lantheus Holdings, Inc.*	114	3,222

Masimo Corp.*	5	781

OraSure Technologies, Inc.*	73	675

Tandem Diabetes Care, Inc.*	16	1,002

		13,895

Health Care Providers & Services — 4.7%

Addus HomeCare Corp.* (a)	11	845

Amedisys, Inc.*	6	677

American Renal Associates Holdings, Inc.* (a)	22	163

Cross Country Healthcare, Inc.*	137	1,285

Encompass Health Corp.	13	824

Ensign Group, Inc. (The) (a)	86	4,908

Guardant Health, Inc.*	5	447

LHC Group, Inc.*	5	628

Magellan Health, Inc.*	33	2,420

Molina Healthcare, Inc.*	20	2,899

Owens & Minor, Inc. (a)	318	1,017

Patterson Cos., Inc. (a)	38	861

RadNet, Inc.*	50	685

Tenet Healthcare Corp.* (a)	95	1,969

Triple-S Management Corp., Class B (Puerto Rico)*	55	1,300

		20,928

Health Care Technology — 0.2%

Omnicell, Inc.*	8	699

Hotels, Restaurants & Leisure — 0.9%

Bloomin’ Brands, Inc.	61	1,149

Boyd Gaming Corp.	40	1,072

Marriott Vacations Worldwide Corp.	12	1,159

Penn National Gaming, Inc.*	19	371

Red Robin Gourmet Burgers, Inc.*	3	83

Texas Roadhouse, Inc.	3	181

		4,015

Household Durables — 1.5%

Bassett Furniture Industries, Inc.	9	131

Hamilton Beach Brands Holding Co., Class A	6	106

Helen of Troy Ltd.*	3	351

Hooker Furniture Corp.	15	301

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — continued

KB Home	54	1,381

Lifetime Brands, Inc.	22	205

MDC Holdings, Inc.	45	1,474

Taylor Morrison Home Corp., Class A*	140	2,936

		6,885

Household Products — 0.2%

Central Garden & Pet Co., Class A* (a)	27	670

Independent Power and Renewable Electricity Producers — 0.1%

Atlantic Power Corp.*	76	185

Vistra Energy Corp. (a)	16	357

		542

Insurance — 0.9%

American Equity Investment Life Holding Co.	54	1,456

FedNat Holding Co.	18	255

First American Financial Corp.	19	1,010

Heritage Insurance Holdings, Inc.	6	94

National General Holdings Corp.	9	207

Selective Insurance Group, Inc. (a)	6	463

Third Point Reinsurance Ltd. (Bermuda)*	66	676

		4,161

Internet & Direct Marketing Retail — 0.6%

Groupon, Inc.*	133	475

Liberty Expedia Holdings, Inc., Class A*	50	2,397

		2,872

IT Services — 2.0%

KBR, Inc.	94	2,340

Limelight Networks, Inc.*	395	1,068

ManTech International Corp., Class A	6	382

MAXIMUS, Inc. (a)	3	247

NIC, Inc. (a)	70	1,115

Perspecta, Inc.	118	2,757

Virtusa Corp.* (a)	21	925

		8,834

Life Sciences Tools & Services — 0.3%

Adaptive Biotechnologies Corp.*	16	792

Personalis, Inc.*	20	530

		1,322

Machinery — 2.9%

Columbus McKinnon Corp.	31	1,321

Federal Signal Corp. (a)	26	696

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Machinery — continued

Graham Corp.	8	160

Hillenbrand, Inc.	43	1,713

Hurco Cos., Inc.	10	350

Hyster-Yale Materials Handling, Inc. (a)	7	361

Meritor, Inc.*	182	4,419

Park-Ohio Holdings Corp.	6	206

TriMas Corp.*	16	496

Wabash National Corp.	211	3,434

		13,156

Media — 2.5%

EW Scripps Co. (The), Class A	8	124

Fluent, Inc.*	116	623

Gray Television, Inc.* (a)	63	1,028

Liberty Latin America Ltd., Class A (Chile)*	115	1,982

Meredith Corp. (a)	29	1,597

Nexstar Media Group, Inc., Class A	19	1,954

Sinclair Broadcast Group, Inc., Class A (a)	72	3,888

		11,196

Metals & Mining — 0.7%

Commercial Metals Co.	31	547

Ramaco Resources, Inc.*	34	180

Ryerson Holding Corp.*	23	189

Warrior Met Coal, Inc.	77	2,008

		2,924

Mortgage Real Estate Investment Trusts (REITs) — 1.2%

AG Mortgage Investment Trust, Inc.	17	272

PennyMac Mortgage Investment Trust	176	3,840

Redwood Trust, Inc. (a)	71	1,171

		5,283

Multi-Utilities — 0.2%

Black Hills Corp.	13	1,006

Oil, Gas & Consumable Fuels — 2.4%

Abraxas Petroleum Corp.*	210	216

Arch Coal, Inc., Class A (a)	10	928

CONSOL Energy, Inc.*	12	316

CVR Energy, Inc. (a)	34	1,682

Delek US Holdings, Inc. (a)	87	3,537

Denbury Resources, Inc.* (a)	464	575

Gulfport Energy Corp.*	127	623

Hallador Energy Co.	7	41

Midstates Petroleum Co., Inc.*	51	302

Peabody Energy Corp.	33	798

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Renewable Energy Group, Inc.* (a)	58	913

REX American Resources Corp.* (a)	1	55

W&T Offshore, Inc.*	206	1,023

		11,009

Paper & Forest Products — 1.5%

Boise Cascade Co.	61	1,709

Louisiana-Pacific Corp. (a)	91	2,376

Schweitzer-Mauduit International, Inc.	51	1,687

Verso Corp., Class A*	46	881

		6,653

Pharmaceuticals — 1.7%

Aclaris Therapeutics, Inc.* (a)	44	96

Arvinas, Inc.* (a)	1	23

Dermira, Inc.* (a)	95	907

Horizon Therapeutics plc*	69	1,652

Lannett Co., Inc.* (a)	140	847

Mallinckrodt plc* (a)	71	655

Medicines Co. (The)* (a)	48	1,737

Menlo Therapeutics, Inc.*	86	518

Phibro Animal Health Corp., Class A	17	524

Revance Therapeutics, Inc.*	8	103

TherapeuticsMD, Inc.* (a)	160	415

Zynerba Pharmaceuticals, Inc.* (a)	17	235

		7,712

Professional Services — 2.4%

Acacia Research Corp.*	20	59

Barrett Business Services, Inc.	42	3,447

CBIZ, Inc.*	49	952

CRA International, Inc.	8	301

Heidrick & Struggles International, Inc.	15	445

Insperity, Inc.	21	2,551

Kelly Services, Inc., Class A	3	71

Korn Ferry	9	378

TriNet Group, Inc.*	9	630

TrueBlue, Inc.*	80	1,765

		10,599

Real Estate Management & Development — 0.5%

Cushman & Wakefield plc*	82	1,472

HFF, Inc., Class A	19	859

		2,331

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Road & Rail — 0.7%

ArcBest Corp.	64	1,800

Avis Budget Group, Inc.*	12	437

Covenant Transportation Group, Inc., Class A*	7	104

Schneider National, Inc., Class B	17	301

YRC Worldwide, Inc.*	151	609

		3,251

Semiconductors & Semiconductor Equipment — 1.9%

Advanced Energy Industries, Inc.* (a)	21	1,197

Alpha & Omega Semiconductor Ltd.*	46	433

Cirrus Logic, Inc.*	49	2,147

Cohu, Inc.	49	759

Ichor Holdings Ltd.* (a)	34	813

Rambus, Inc.*	111	1,331

Rudolph Technologies, Inc.*	48	1,339

Ultra Clean Holdings, Inc.*	46	638

		8,657

Software — 4.2%

ACI Worldwide, Inc.*	31	1,057

Alteryx, Inc., Class A* (a)	13	1,394

Avaya Holdings Corp.*	27	326

Bottomline Technologies DE, Inc.*	10	421

CommVault Systems, Inc.*	51	2,539

Cornerstone OnDemand, Inc.* (a)	47	2,702

Crowdstrike Holdings, Inc., Class A*	22	1,470

MicroStrategy, Inc., Class A* (a)	4	638

Pagerduty, Inc.* (a)	16	762

Paylocity Holding Corp.*	22	2,017

Progress Software Corp.	78	3,416

SPS Commerce, Inc.* (a)	6	626

SVMK, Inc.*	27	447

Zscaler, Inc.* (a)	16	1,203

		19,018

Specialty Retail — 2.8%

Barnes & Noble Education, Inc.* (a)	166	559

Designer Brands, Inc., Class A	34	650

Hibbett Sports, Inc.* (a)	69	1,256

Lithia Motors, Inc., Class A	17	1,960

Office Depot, Inc.	1,419	2,923

Rent-A-Center, Inc.*	144	3,834

Signet Jewelers Ltd. (a)	7	125

Zumiez, Inc.* (a)	47	1,224

		12,531

INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 0.0% (b)

Immersion Corp.*	24	186

Textiles, Apparel & Luxury Goods — 0.8%

Deckers Outdoor Corp.*	20	3,519

Thrifts & Mortgage Finance — 3.1%

Essent Group Ltd.*	83	3,877

FS Bancorp, Inc.	3	141

HomeStreet, Inc.*	16	460

Luther Burbank Corp.	21	223

MGIC Investment Corp.*	261	3,428

OceanFirst Financial Corp.	19	480

PennyMac Financial Services, Inc.	14	314

Radian Group, Inc.	101	2,308

Walker & Dunlop, Inc.	55	2,912

		14,143

Trading Companies & Distributors — 0.9%

Aircastle Ltd.	32	670

Applied Industrial Technologies, Inc.	14	860

MRC Global, Inc.*	111	1,906

Rush Enterprises, Inc., Class A	6	208

Veritiv Corp.*	21	402

		4,046

Water Utilities — 0.0% (b)

Consolidated Water Co. Ltd. (Cayman Islands)	4	58

Total Common Stocks (Cost $376,060)		422,257

	NO. OF WARRANTS (000)
Warrants – 0.0%

Consumer Finance – 0.0%

Emergent Capital, Inc. expiring 10/1/2019, price 10.75 USD* (Cost $—)	2	—

	SHARES (000)
Short-term Investments – 10.5%

Investment Companies – 10.5%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (c) (d) (Cost $47,069)	47,051	47,070

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 7.2%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (c) (d)	25,001	25,006
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (c) (d)	7,388	7,388

Total Investment of Cash Collateral from Securities Loaned (Cost $32,392)		32,394

Total Investments — 111.6% (Cost $455,521)		501,721
Liabilities in Excess of Other Assets — (11.6)%		(52,177)

NET ASSETS — 100.0%		449,544

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $30,884,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	338	09/2019	USD	26,494	241

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — 95.5%

Auto Components — 1.3%

LCI Industries (a)	871	78,389

Banks — 10.3%

Associated Banc-Corp.	1,807	38,196

BankUnited, Inc.	1,457	49,150

Cadence BanCorp (a)	2,637	54,852

Commerce Bancshares, Inc. (a)	1,196	71,379

Cullen/Frost Bankers, Inc. (a)	666	62,419

First Financial Bancorp	2,348	56,879

First Hawaiian, Inc.	2,603	67,333

First Horizon National Corp. (a)	3,663	54,695

IBERIABANK Corp.	819	62,102

Western Alliance Bancorp*	1,393	62,292

Wintrust Financial Corp.	931	68,078

		647,375

Beverages — 0.6%

Cott Corp.	2,712	36,210

Building Products — 1.1%

Fortune Brands Home & Security, Inc.	1,223	69,864

Capital Markets — 4.8%

Eaton Vance Corp.	1,150	49,592

FactSet Research Systems, Inc. (a)	198	56,811

Focus Financial Partners, Inc., Class A* (a)	1,307	35,688

Lazard Ltd., Class A (a)	1,541	52,991

Moelis & Co., Class A (a)	1,326	46,333

Morningstar, Inc.	415	60,022

		301,437

Chemicals — 4.0%

GCP Applied Technologies, Inc.* (a)	2,192	49,631

PQ Group Holdings, Inc.*	3,794	60,142

Quaker Chemical Corp. (a)	448	90,844

Valvoline, Inc. (a)	2,679	52,321

		252,938

Commercial Services & Supplies — 5.5%

Advanced Disposal Services, Inc.*	2,006	64,011

Brady Corp., Class A (a)	1,644	81,100

BrightView Holdings, Inc.*	1,828	34,195

Herman Miller, Inc.	497	22,221

KAR Auction Services, Inc.	1,490	37,261

MSA Safety, Inc. (a)	702	73,975

US Ecology, Inc. (a)	568	33,837

		346,600

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.0%

WillScot Corp.* (a)	4,300	64,674

Containers & Packaging — 3.7%

AptarGroup, Inc. (a)	1,445	179,672

Crown Holdings, Inc.*	859	52,470

		232,142

Distributors — 3.7%

IAA, Inc.*	1,490	57,800

Pool Corp. (a)	898	171,528

		229,328

Diversified Consumer Services — 0.8%

ServiceMaster Global Holdings, Inc.*	979	51,004

Electric Utilities — 1.5%

Portland General Electric Co.	1,749	94,756

Electrical Equipment — 1.0%

Generac Holdings, Inc.* (a)	920	63,853

Electronic Equipment, Instruments & Components — 0.5%

nLight, Inc.* (a)	1,645	31,585

Energy Equipment & Services — 1.6%

Core Laboratories NV (a)	839	43,843

Patterson-UTI Energy, Inc.	4,881	56,178

		100,021

Entertainment — 1.3%

Cinemark Holdings, Inc.	2,220	80,143

Equity Real Estate Investment Trusts (REITs) — 6.0%

CubeSmart	2,137	71,458

EastGroup Properties, Inc.	844	97,930

National Retail Properties, Inc. (a)	1,907	101,080

Outfront Media, Inc.	1,918	49,478

RLJ Lodging Trust	3,067	54,412

		374,358

Food & Staples Retailing — 3.1%

BJ’s Wholesale Club Holdings, Inc.*	2,268	59,877

Performance Food Group Co.*	3,326	133,139

		193,016

Food Products — 0.2%

Beyond Meat, Inc.* (a)	60	9,560

Health Care Equipment & Supplies — 3.0%

ICU Medical, Inc.* (a)	319	80,275

West Pharmaceutical Services, Inc.	875	109,496

		189,771

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Health Care Providers & Services — 4.4%

Encompass Health Corp.	1,405	89,002

HealthEquity, Inc.*	619	40,511

Molina Healthcare, Inc.*	628	89,909

Premier, Inc., Class A* (a)	1,428	55,864

		275,286

Health Care Technology — 0.9%

Medidata Solutions, Inc.*	655	59,275

Hotels, Restaurants & Leisure — 0.3%

Monarch Casino & Resort, Inc.* (a)	509	21,776

Insurance — 2.5%

Kinsale Capital Group, Inc.	811	74,194

RLI Corp.	972	83,288

		157,482

Internet & Direct Marketing Retail — 0.8%

GrubHub, Inc.* (a)	603	47,024

IT Services — 0.9%

CoreLogic, Inc.*	1,384	57,872

Leisure Products — 2.1%

Acushnet Holdings Corp. (a)	1,777	46,660

Brunswick Corp. (a)	1,655	75,958

Malibu Boats, Inc., Class A*	242	9,421

		132,039

Life Sciences Tools & Services — 0.8%

Syneos Health, Inc.* (a)	984	50,270

Machinery — 8.9%

Altra Industrial Motion Corp.	1,468	52,674

Douglas Dynamics, Inc.	996	39,626

Gates Industrial Corp. plc* (a)	3,560	40,619

Lincoln Electric Holdings, Inc. (a)	983	80,931

RBC Bearings, Inc.* (a)	606	101,072

Toro Co. (The) (a)	2,382	159,364

Welbilt, Inc.* (a)	2,224	37,142

Woodward, Inc.	436	49,297

		560,725

Media — 0.4%

EW Scripps Co. (The), Class A	1,555	23,772

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 1.5%

NorthWestern Corp.	1,336	96,422

Pharmaceuticals — 2.5%

Catalent, Inc.* (a)	2,253	122,136

Prestige Consumer Healthcare, Inc.* (a)	1,155	36,578

		158,714

Real Estate Management & Development — 0.9%

Cushman & Wakefield plc* (a)	3,229	57,734

Road & Rail — 2.1%

Knight-Swift Transportation Holdings, Inc. (a)	2,166	71,134

Landstar System, Inc. (a)	579	62,518

		133,652

Semiconductors & Semiconductor Equipment — 1.6%

Cabot Microelectronics Corp.	567	62,444

Power Integrations, Inc. (a)	437	35,001

		97,445

Software — 8.1%

Aspen Technology, Inc.*	574	71,390

Blackbaud, Inc. (a)	668	55,806

Cision Ltd.*	4,739	55,590

Cornerstone OnDemand, Inc.*	888	51,456

Guidewire Software, Inc.* (a)	607	61,490

Instructure, Inc.* (a)	144	6,138

Q2 Holdings, Inc.* (a)	985	75,224

SailPoint Technologies Holding, Inc.*	1,359	27,225

Tableau Software, Inc., Class A*	264	43,896

Tyler Technologies, Inc.* (a)	281	60,738

		508,953

Textiles, Apparel & Luxury Goods — 0.8%

Carter’s, Inc.	484	47,169

Trading Companies & Distributors — 1.0%

Applied Industrial Technologies, Inc.	1,016	62,523

Total Common Stocks (Cost $4,154,901)		5,995,157

Short-term Investments — 4.1%

Investment Companies — 4.1%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $254,718)	254,641	254,743

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 3.4%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	177,019	177,054

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	39,120	39,120

Total Investment of Cash Collateral from Securities Loaned (Cost $216,158)		216,174

Total Investments — 103.0% (Cost $4,625,777)		6,466,074
Liabilities in Excess of Other Assets — (3.0)%		(190,150)

NET ASSETS — 100.0%		6,275,924

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $215,609,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Aerospace & Defense — 1.1%

Hexcel Corp.	392	31,708

Auto Components — 0.8%

Fox Factory Holding Corp.* (a)	286	23,605

Automobiles — 0.9%

Winnebago Industries, Inc. (a)	664	25,657

Banks — 1.8%

First Financial Bankshares, Inc. (a)	682	20,999

Signature Bank	154	18,651

Webster Financial Corp.	283	13,505

		53,155

Beverages — 0.5%

Primo Water Corp.* (a)	1,127	13,864

Biotechnology — 12.3%

ACADIA Pharmaceuticals, Inc.* (a)	470	12,567

Adverum Biotechnologies, Inc.*	1,561	18,556

Array BioPharma, Inc.* (a)	635	29,430

Atara Biotherapeutics, Inc.* (a)	625	12,560

Avrobio, Inc.* (a)	630	10,236

Bellicum Pharmaceuticals, Inc.* (a)	1,409	2,394

Biohaven Pharmaceutical Holding Co. Ltd.* (a)	549	24,044

Bridgebio Pharma, Inc.*	207	5,583

Coherus Biosciences, Inc.* (a)	1,381	30,517

FibroGen, Inc.*	670	30,248

G1 Therapeutics, Inc.* (a)	622	19,083

Global Blood Therapeutics, Inc.*	151	7,954

Halozyme Therapeutics, Inc.*	1,807	31,042

Heron Therapeutics, Inc.* (a)	714	13,265

Homology Medicines, Inc.* (a)	771	15,085

Intercept Pharmaceuticals, Inc.* (a)	233	18,570

Portola Pharmaceuticals, Inc.* (a)	213	5,770

REGENXBIO, Inc.*(a)	409	20,985

Rubius Therapeutics, Inc.* (a)	393	6,184

Sage Therapeutics, Inc.* (a)	88	16,029

Spark Therapeutics, Inc.*	42	4,260

Twist Bioscience Corp.* (a)	697	20,229

		354,591

Building Products — 3.7%

Advanced Drainage Systems, Inc.	1,103	36,178

Simpson Manufacturing Co., Inc.	543	36,071

Trex Co., Inc.*(a)	490	35,130

		107,379

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 1.5%

Evercore, Inc., Class A (a)	381	33,777

PennantPark Investment Corp.	1,338	8,455

		42,232

Chemicals — 0.7%

Ferro Corp.*	1,264	19,969

Commercial Services & Supplies — 1.3%

MSA Safety, Inc. (a)	370	38,991

Communications Equipment — 1.0%

Ciena Corp.*	718	29,517

Distributors — 1.3%

Pool Corp. (a)	192	36,621

Diversified Consumer Services — 1.4%

Bright Horizons Family Solutions, Inc.*	271	40,825

Electrical Equipment — 1.6%

Generac Holdings, Inc.* (a)	652	45,227

Electronic Equipment, Instruments & Components — 0.8%

Littelfuse, Inc. (a)	124	21,972

Entertainment — 1.7%

Glu Mobile, Inc.*	1,797	12,901

Sciplay Corp., Class A* (a)	719	9,859

World Wrestling Entertainment, Inc., Class A (a)	357	25,795

		48,555

Equity Real Estate Investment Trusts (REITs) — 1.5%

CubeSmart	480	16,059

EastGroup Properties, Inc.	47	5,474

Highwoods Properties, Inc.	274	11,303

National Health Investors, Inc.	97	7,561

Terreno Realty Corp.	80	3,933

		44,330

Food & Staples Retailing — 2.2%

Grocery Outlet Holding Corp.* (a)	328	10,798

Performance Food Group Co.*	1,296	51,873

		62,671

Food Products — 1.0%

Freshpet, Inc.*	613	27,915

Health Care Equipment & Supplies — 4.1%

Insulet Corp.* (a)	309	36,885

iRhythm Technologies, Inc.* (a)	395	31,265

LivaNova plc*	180	12,961

Nevro Corp.* (a)	420	27,225

Shockwave Medical, Inc.* (a)	161	9,184

		117,520

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 1.9%

Acadia Healthcare Co., Inc.* (a)	502	17,552

Amedisys, Inc.*	313	37,986

		55,538

Health Care Technology — 1.9%

Evolent Health, Inc., Class A* (a)	1,309	10,408

Teladoc Health, Inc.*	685	45,523

		55,931

Hotels, Restaurants & Leisure — 4.0%

Boyd Gaming Corp.	1,432	38,570

Planet Fitness, Inc., Class A*	386	27,983

Red Rock Resorts, Inc., Class A (a)	1,028	22,086

Texas Roadhouse, Inc.	490	26,298

		114,937

Household Durables — 0.5%

TRI Pointe Group, Inc.*	1,200	14,361

Internet & Direct Marketing Retail — 1.9%

Etsy, Inc.*	204	12,514

Farfetch Ltd., Class A (United Kingdom)* (a)	1,142	23,763

GrubHub, Inc.* (a)	140	10,905

RealReal, Inc. (The)*	244	7,053

		54,235

IT Services — 3.0%

ManTech International Corp., Class A	487	32,044

MongoDB, Inc.* (a)	126	19,142

Wix.com Ltd. (Israel)*	248	35,286

		86,472

Life Sciences Tools & Services — 0.5%

Adaptive Biotechnologies Corp.*	163	7,866

Personalis, Inc.*	280	7,608

		15,474

Machinery — 5.3%

Chart Industries, Inc.* (a)	307	23,592

Graco, Inc.	526	26,410

ITT, Inc.	524	34,336

John Bean Technologies Corp.	379	45,871

Oshkosh Corp.	280	23,398

		153,607

Marine — 0.5%

Kirby Corp.* (a)	177	13,952

Media — 1.1%

New York Times Co. (The), Class A (a)	1,006	32,817

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — 1.1%

Ollie’s Bargain Outlet Holdings, Inc.* (a)	354	30,846

Oil, Gas & Consumable Fuels — 0.3%

Centennial Resource Development, Inc., Class A* (a)	1,023	7,763

Pharmaceuticals — 3.1%

Horizon Therapeutics plc* (a)	1,443	34,712

Optinose, Inc.*	974	6,899

Revance Therapeutics, Inc.* (a)	950	12,326

TherapeuticsMD, Inc.*	4,156	10,806

Tricida, Inc.* (a)	648	25,552

		90,295

Real Estate Management & Development — 0.5%

RE/MAX Holdings, Inc., Class A (a)	429	13,199

Road & Rail — 1.2%

Saia, Inc.* (a)	515	33,293

Semiconductors & Semiconductor Equipment — 6.8%

Entegris, Inc. (a)	1,075	40,125

Inphi Corp.*	871	43,622

MKS Instruments, Inc. (a)	531	41,381

Monolithic Power Systems, Inc. (a)	283	38,445

Semtech Corp.* (a)	673	32,345

		195,918

Software — 13.6%

Anaplan, Inc.*	596	30,103

Coupa Software, Inc.*	195	24,715

CyberArk Software Ltd. (Israel)* (a)	158	20,135

Elastic NV* (a)	256	19,110

Envestnet, Inc.*	742	50,704

HubSpot, Inc.*	127	21,691

New Relic, Inc.* (a)	124	10,696

Pagerduty, Inc.* (a)	304	14,285

Pluralsight, Inc., Class A* (a)	880	26,667

Proofpoint, Inc.* (a)	282	33,956

RingCentral, Inc., Class A* (a)	128	14,707

SailPoint Technologies Holding, Inc.* (a)	1,161	23,268

Smartsheet, Inc., Class A*	607	29,365

Trade Desk, Inc. (The), Class A* (a)	44	10,065

Zendesk, Inc.* (a)	300	26,684

Zscaler, Inc.* (a)	448	34,342

		390,493

Specialty Retail — 4.6%

American Eagle Outfitters, Inc.	746	12,600

Floor & Decor Holdings, Inc., Class A* (a)	365	15,289

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Hudson Ltd., Class A*	2,039	28,117

Lithia Motors, Inc., Class A (a)	255	30,331

National Vision Holdings, Inc.* (a)	1,500	46,089

		132,426

Textiles, Apparel & Luxury Goods — 1.3%

Wolverine World Wide, Inc. (a)	1,335	36,761

Thrifts & Mortgage Finance — 0.4%

Axos Financial, Inc.* (a)	399	10,885

Trading Companies & Distributors — 3.7%

Applied Industrial Technologies, Inc. (a)	451	27,734

H&E Equipment Services, Inc. (a)	724	21,066

Rush Enterprises, Inc., Class A	777	28,375

SiteOne Landscape Supply, Inc.* (a)	412	28,529

		105,704

Total Common Stocks (Cost $2,252,931)		2,831,211

	NO. OF RIGHTS (000)
RIGHTS — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (Canada)*‡ (Cost $—)	927	—	(c)

Short-Term Investments — 0.8%

Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (d) (e) (Cost $24,539)	24,531	24,541

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 14.5%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (d) (e)	341,011	341,079

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (d) (e)	75,263	75,263

Total Investment of Cash Collateral from Securities Loaned (Cost $416,311)		416,342

Total Investments — 113.7% (Cost $2,693,781)		3,272,094
Liabilities in Excess of Other Assets — (13.7)%		(395,428)

NET ASSETS — 100.0%		2,876,666

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $402,031,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Aerospace & Defense — 0.5%

Moog, Inc., Class A	80	7,489

Air Freight & Logistics — 0.5%

Echo Global Logistics, Inc.*	344	7,173

Auto Components — 0.9%

Adient plc	134	3,259

Cooper-Standard Holdings, Inc.*	7	335

Gentherm, Inc.* (a)	118	4,932

Stoneridge, Inc.* (a)	144	4,540

Tower International, Inc.	62	1,217

		14,283

Banks — 17.3%

1st Source Corp.	101	4,673

American National Bankshares, Inc.	6	225

Atlantic Union Bankshares Corp.	8	279

BancFirst Corp.	117	6,523

BancorpSouth Bank (a)	72	2,103

BankFinancial Corp.	210	2,939

Banner Corp.	39	2,134

Brookline Bancorp, Inc.	102	1,570

Bryn Mawr Bank Corp.	29	1,075

Cadence BanCorp	16	329

Cathay General Bancorp (a)	192	6,906

Central Pacific Financial Corp.	417	12,505

Central Valley Community Bancorp	23	483

Century Bancorp, Inc., Class A (a)	4	325

Citizens & Northern Corp.	18	474

City Holding Co. (a)	105	8,007

Columbia Banking System, Inc. (a)	136	4,924

Community Bank System, Inc. (a)	127	8,335

Community Trust Bancorp, Inc.	114	4,819

East West Bancorp, Inc.	11	530

Enterprise Financial Services Corp.	197	8,212

Financial Institutions, Inc.	65	1,889

First Bancorp	28	1,031

First BanCorp (Puerto Rico)	1,129	12,464

First Citizens BancShares, Inc., Class A	8	3,557

First Commonwealth Financial Corp. (a)	899	12,106

First Community Bankshares, Inc.	56	1,897

First Financial Corp. (a)	19	775

First Hawaiian, Inc.	88	2,279

First Interstate BancSystem, Inc., Class A	92	3,650

Flushing Financial Corp.	136	3,024

Glacier Bancorp, Inc.	198	8,013

Great Southern Bancorp, Inc.	34	2,059

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Great Western Bancorp, Inc. (a)	96	3,411

Hancock Whitney Corp. (a)	24	970

Home BancShares, Inc.	359	6,912

Hope Bancorp, Inc. (a)	598	8,242

Independent Bank Corp.	51	1,113

Investors Bancorp, Inc.	907	10,118

Lakeland Financial Corp. (a)	39	1,822

Mercantile Bank Corp.	18	577

OFG Bancorp (Puerto Rico) (a)	237	5,626

Preferred Bank	16	775

Republic Bancorp, Inc., Class A	18	910

S&T Bancorp, Inc.	20	765

South State Corp.	154	11,341

Stock Yards Bancorp, Inc. (a)	18	640

Tompkins Financial Corp. (a)	21	1,689

TriState Capital Holdings, Inc.*	24	508

Trustmark Corp. (a)	558	18,560

UMB Financial Corp. (a)	208	13,658

Umpqua Holdings Corp.	550	9,126

United Bankshares, Inc. (a)	457	16,935

Washington Trust Bancorp, Inc.	35	1,847

Webster Financial Corp. (a)	104	4,973

West Bancorp, Inc.	12	254

Westamerica Bancorp (a)	294	18,107

		268,993

Biotechnology — 1.4%

Acorda Therapeutics, Inc.* (a)	31	237

Arcus Biosciences, Inc.* (a)	308	2,451

Enanta Pharmaceuticals, Inc.*	33	2,742

Epizyme, Inc.*	279	3,504

Fate Therapeutics, Inc.*	162	3,283

Five Prime Therapeutics, Inc.*	150	904

Iovance Biotherapeutics, Inc.* (a)	269	6,586

Tocagen, Inc.* (a)	289	1,927

		21,634

Building Products — 0.7%

Armstrong Flooring, Inc.* (a)	132	1,300

Builders FirstSource, Inc.*	394	6,638

Masonite International Corp.*	64	3,382

		11,320

Capital Markets — 1.0%

Associated Capital Group, Inc., Class A	2	82

BrightSphere Investment Group plc	144	1,638

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Capital Markets — continued

Donnelley Financial Solutions, Inc.*	168	2,245

Oppenheimer Holdings, Inc., Class A	14	373

Stifel Financial Corp. (a)	184	10,838

		15,176

Chemicals — 0.8%

FutureFuel Corp.	157	1,835

Minerals Technologies, Inc.	56	2,970

Trinseo SA	195	8,244

		13,049

Commercial Services & Supplies — 1.9%

ABM Industries, Inc. (a)	260	10,412

ACCO Brands Corp.	1,266	9,960

Ennis, Inc. (a)	78	1,594

Quad/Graphics, Inc. (a)	623	4,930

VSE Corp.	109	3,124

		30,020

Communications Equipment — 0.3%

Comtech Telecommunications Corp.	33	930

NetScout Systems, Inc.* (a)	115	2,930

		3,860

Construction & Engineering — 1.8%

EMCOR Group, Inc.	196	17,277

MYR Group, Inc.*	161	6,028

Sterling Construction Co., Inc.*	95	1,280

Tutor Perini Corp.* (a)	203	2,821

		27,406

Consumer Finance — 0.3%

Nelnet, Inc., Class A	85	5,004

Containers & Packaging — 0.1%

Myers Industries, Inc.	51	981

Distributors — 0.5%

Core-Mark Holding Co., Inc.	202	8,007

Weyco Group, Inc.	6	163

		8,170

Diversified Consumer Services — 1.0%

Houghton Mifflin Harcourt Co.*	511	2,944

K12, Inc.*	410	12,456

		15,400

Diversified Financial Services — 0.0% (b)

Marlin Business Services Corp.	30	750

Diversified Telecommunication Services — 0.4%

Consolidated Communications Holdings, Inc. (a)	1,384	6,822

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 1.2%

IDACORP, Inc.	15	1,456

Portland General Electric Co.	301	16,300

Spark Energy, Inc., Class A (a)	87	978

		18,734

Electrical Equipment — 0.3%

Bloom Energy Corp., Class A* (a)	13	154

Powell Industries, Inc.	111	4,233

		4,387

Electronic Equipment, Instruments & Components — 3.3%

Bel Fuse, Inc., Class B	143	2,459

Benchmark Electronics, Inc.	494	12,402

Fabrinet (Thailand)*	106	5,265

Insight Enterprises, Inc.*	125	7,287

OSI Systems, Inc.* (a)	11	1,183

Tech Data Corp.*	211	22,112

		50,708

Energy Equipment & Services — 2.0%

C&J Energy Services, Inc.*	48	561

Dril-Quip, Inc.*	246	11,803

FTS International, Inc.*	558	3,114

Keane Group, Inc.*	82	552

Matrix Service Co.* (a)	366	7,417

SEACOR Holdings, Inc.*	162	7,701

		31,148

Entertainment — 0.2%

AMC Entertainment Holdings, Inc., Class A (a)	309	2,878

Equity Real Estate Investment Trusts (REITs) — 10.6%

Acadia Realty Trust	126	3,457

Alexander & Baldwin, Inc.	186	4,286

American Assets Trust, Inc.	317	14,932

Armada Hoffler Properties, Inc.	51	851

Ashford Hospitality Trust, Inc.	831	2,469

Braemar Hotels & Resorts, Inc.	274	2,714

Cedar Realty Trust, Inc.	255	676

City Office, Inc.	45	536

CoreCivic, Inc.	73	1,513

CorEnergy Infrastructure Trust, Inc. (a)	73	2,905

CoreSite Realty Corp.	59	6,841

Cousins Properties, Inc.	207	7,501

DiamondRock Hospitality Co. (a)	1,018	10,528

Easterly Government Properties, Inc.	254	4,595

First Industrial Realty Trust, Inc.	45	1,664

Franklin Street Properties Corp.	167	1,232

GEO Group, Inc. (The)	650	13,661

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Getty Realty Corp.	136	4,172

Gladstone Commercial Corp.	68	1,441

Hersha Hospitality Trust	57	946

Highwoods Properties, Inc.	28	1,144

Hospitality Properties Trust	148	3,698

Industrial Logistics Properties Trust	34	706

Kite Realty Group Trust	113	1,708

Lexington Realty Trust	216	2,031

Mack-Cali Realty Corp.	394	9,174

Pebblebrook Hotel Trust (a)	383	10,796

Piedmont Office Realty Trust, Inc., Class A (a)	283	5,640

PotlatchDeltic Corp.	216	8,416

PS Business Parks, Inc.	40	6,707

RLJ Lodging Trust	79	1,397

Saul Centers, Inc.	11	617

STAG Industrial, Inc.	65	1,972

Sunstone Hotel Investors, Inc.	1,267	17,374

Uniti Group, Inc.	3	30

Urstadt Biddle Properties, Inc., Class A	72	1,516

Washington	9	227

Xenia Hotels & Resorts, Inc.	184	3,834

		163,907

Food & Staples Retailing — 0.1%

Grocery Outlet Holding Corp.*	40	1,299

Rite Aid Corp.* (a)	55	437

		1,736

Food Products — 1.0%

Darling Ingredients, Inc.*	99	1,961

Sanderson Farms, Inc.	96	13,165

		15,126

Gas Utilities — 1.9%

Northwest Natural Holding Co.	127	8,799

ONE Gas, Inc. (a)	30	2,736

Southwest Gas Holdings, Inc.	140	12,538

Spire, Inc.	65	5,463

		29,536

Health Care Equipment & Supplies — 0.3%

Varex Imaging Corp.*	151	4,625

Health Care Providers & Services — 2.2%

American Renal Associates Holdings, Inc.* (a)	313	2,331

Cross Country Healthcare, Inc.*	215	2,014

Diplomat Pharmacy, Inc.*	737	4,491

Magellan Health, Inc.*	51	3,748

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued

Owens & Minor, Inc. (a)	130	417

Patterson Cos., Inc. (a)	421	9,643

Triple-S Management Corp., Class B (Puerto Rico)*	480	11,452

		34,096

Health Care Technology — 1.1%

Allscripts Healthcare Solutions, Inc.*	1,398	16,253

Computer Programs & Systems, Inc.	29	792

		17,045

Hotels, Restaurants & Leisure — 1.2%

Boyd Gaming Corp.	81	2,180

Brinker International, Inc. (a)	375	14,760

Red Lion Hotels Corp.* (a)	178	1,266

		18,206

Household Durables — 3.0%

Helen of Troy Ltd.*	26	3,395

KB Home	683	17,571

Meritage Homes Corp.*	58	2,993

Sonos, Inc.* (a)	717	8,131

TRI Pointe Group, Inc.* (a)	1,207	14,446

		46,536

Independent Power and Renewable Electricity Producers — 1.2%

Atlantic Power Corp.*	1,922	4,651

Clearway Energy, Inc., Class A	381	6,157

Clearway Energy, Inc., Class C (a)	436	7,349

		18,157

Insurance — 2.8%

Ambac Financial Group, Inc.* (a)	195	3,279

American Equity Investment Life Holding Co.	328	8,900

AMERISAFE, Inc.	89	5,695

Argo Group International Holdings Ltd.	22	1,608

CNO Financial Group, Inc.	575	9,586

Global Indemnity Ltd. (Cayman Islands)	11	334

Hallmark Financial Services, Inc.*	68	969

Heritage Insurance Holdings, Inc.	269	4,144

Horace Mann Educators Corp.	21	834

MBIA, Inc.* (a)	538	5,010

Primerica, Inc.	10	1,211

Third Point Reinsurance Ltd. (Bermuda)*	195	2,016

		43,586

Internet & Direct Marketing Retail — 0.7%

Liberty Expedia Holdings, Inc., Class A*	113	5,381

Stamps.com, Inc.*	104	4,713

		10,094

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 0.7%

KBR, Inc.	221	5,509

Perficient, Inc.* (a)	93	3,199

Unisys Corp.* (a)	168	1,633

		10,341

Machinery — 2.0%

AGCO Corp.	89	6,873

Douglas Dynamics, Inc.	141	5,618

EnPro Industries, Inc.	19	1,226

Graham Corp.	24	483

Harsco Corp.*	73	2,011

Hurco Cos., Inc.	42	1,497

LB Foster Co., Class A*	31	845

Wabash National Corp.	760	12,359

		30,912

Marine — 0.1%

Costamare, Inc. (Monaco)	172	885

Media — 1.8%

Gannett Co., Inc. (a)	362	2,954

Hemisphere Media Group, Inc.*	279	3,610

New Media Investment Group, Inc.	253	2,390

Sinclair Broadcast Group, Inc., Class A	287	15,370

Tribune Publishing Co.	62	498

WideOpenWest, Inc.* (a)	458	3,323

		28,145

Metals & Mining — 1.1%

Warrior Met Coal, Inc.	312	8,147

Worthington Industries, Inc.	217	8,752

		16,899

Mortgage Real Estate Investment Trusts (REITs) — 2.0%

AG Mortgage Investment Trust, Inc.	51	814

ARMOUR Residential REIT, Inc. (a)	248	4,630

Capstead Mortgage Corp. (a)	636	5,308

Cherry Hill Mortgage Investment Corp. (a)	233	3,723

Invesco Mortgage Capital, Inc.	558	8,997

Two Harbors Investment Corp.	637	8,068

		31,540

Multi-Utilities — 1.4%

Avista Corp.	143	6,369

Black Hills Corp. (a)	180	14,086

Unitil Corp.	20	1,198

		21,653

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 5.3%

Arch Coal, Inc., Class A (a)	169	15,959

CNX Resources Corp.*	310	2,263

Delek US Holdings, Inc.	530	21,492

Green Plains, Inc.	130	1,396

Gulfport Energy Corp.* (a)	1,756	8,621

Midstates Petroleum Co., Inc.*	410	2,415

Peabody Energy Corp.	271	6,519

Renewable Energy Group, Inc.* (a)	340	5,389

REX American Resources Corp.* (a)	118	8,580

W&T Offshore, Inc.*	1,190	5,903

Whiting Petroleum Corp.*	226	4,216

		82,753

Paper & Forest Products — 1.5%

Boise Cascade Co.	97	2,732

Domtar Corp.	79	3,536

Louisiana-Pacific Corp. (a)	195	5,116

Schweitzer-Mauduit International, Inc.	210	6,981

Verso Corp., Class A*	240	4,568

		22,933

Pharmaceuticals — 1.1%

Intra-Cellular Therapies, Inc.*	123	1,600

Lannett Co., Inc.* (a)	362	2,191

Mallinckrodt plc* (a)	226	2,070

Medicines Co. (The)* (a)	197	7,185

Prestige Consumer Healthcare, Inc.* (a)	151	4,781

		17,827

Professional Services — 3.3%

Acacia Research Corp.*	439	1,300

Barrett Business Services, Inc.	104	8,601

FTI Consulting, Inc.*	160	13,448

Huron Consulting Group, Inc.* (a)	173	8,731

Kelly Services, Inc., Class A	70	1,833

Navigant Consulting, Inc.	538	12,479

TrueBlue, Inc.*	240	5,292

		51,684

Real Estate Management & Development — 0.2%

Kennedy-Wilson Holdings, Inc.	185	3,801

Road & Rail — 0.8%

ArcBest Corp.	344	9,676

Covenant Transportation Group, Inc., Class A*	40	591

YRC Worldwide, Inc.*	652	2,627

		12,894

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 3.5%

Amkor Technology, Inc.*	696	5,191

Cirrus Logic, Inc.*	309	13,490

Cree, Inc.*	4	225

NeoPhotonics Corp.*	270	1,130

Rambus, Inc.*	1,279	15,403

Synaptics, Inc.*	179	5,222

Veeco Instruments, Inc.* (a)	381	4,651

Xperi Corp.	459	9,457

		54,769

Software — 1.8%

ACI Worldwide, Inc.*	234	8,039

Fair Isaac Corp.*	17	5,213

MicroStrategy, Inc., Class A* (a)	20	2,923

Synchronoss Technologies, Inc.*	144	1,139

TiVo Corp.	1,448	10,669

		27,983

Specialty Retail — 2.2%

Abercrombie & Fitch Co., Class A	690	11,063

Barnes & Noble Education, Inc.* (a)	500	1,681

Cato Corp. (The), Class A	138	1,696

Chico’s FAS, Inc. (a)	175	588

Conn’s, Inc.* (a)	99	1,759

Express, Inc.*	513	1,400

Hibbett Sports, Inc.* (a)	416	7,577

Murphy USA, Inc.*	31	2,613

Office Depot, Inc.	1,346	2,772

Sally Beauty Holdings, Inc.*	32	424

Zumiez, Inc.*	128	3,346

		34,919

Textiles, Apparel & Luxury Goods — 0.7%

Deckers Outdoor Corp.*	28	4,874

Fossil Group, Inc.* (a)	250	2,871

G-III Apparel Group Ltd.*	27	797

Movado Group, Inc. (a)	112	3,032

		11,574

Thrifts & Mortgage Finance — 3.8%

Essent Group Ltd.*	94	4,408

First Defiance Financial Corp.	64	1,823

Luther Burbank Corp.	58	626

Meridian Bancorp, Inc.	289	5,170

INVESTMENTS	SHARES (000)	VALUE ($000)

Thrifts & Mortgage Finance — continued

MGIC Investment Corp.*	530	6,960

Northfield Bancorp, Inc. (a)	580	9,054

Oritani Financial Corp. (a)	26	454

Radian Group, Inc.	139	3,178

Territorial Bancorp, Inc.	15	454

United Community Financial Corp.	40	378

United Financial Bancorp, Inc.	90	1,278

Washington Federal, Inc. (a)	582	20,326

Waterstone Financial, Inc.	82	1,404

WSFS Financial Corp.	79	3,243

		58,756

Tobacco — 0.1%

Vector Group Ltd. (a)	193	1,884

Trading Companies & Distributors — 2.5%

BMC Stock Holdings, Inc.*	206	4,361

DXP Enterprises, Inc.*	107	4,058

MRC Global, Inc.*	545	9,328

NOW, Inc.* (a)	764	11,273

Titan Machinery, Inc.*	348	7,168

Veritiv Corp.*	112	2,177

		38,365

Water Utilities — 0.2%

American States Water Co.	42	3,137

Total Common Stocks (Cost $1,352,766)		1,531,689

	NO. OF WARRANTS (000)
Warrants — 0.0%

Consumer Finance — 0.0%

Emergent Capital, Inc. expiring 10/1/2019, price 10.75 USD* (Cost $—)	3	—

	SHARES (000)
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (c) (d) (Cost $35,268)	35,257	35,272

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 6.0%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (c) (d)	70,014	70,028

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (c) (d)	23,241	23,241

Total Investment of Cash Collateral from Securities Loaned (Cost $93,263)		93,269

Total Investments — 106.9% (Cost $1,481,297)		1,660,230
Liabilities in Excess of Other Assets — (6.9)%		(106,948)

NET ASSETS — 100.0%		1,553,282

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $90,492,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	294	09/2019	USD	23,045	582

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.1%

Aerospace & Defense — 0.2%

Moog, Inc., Class A	26	2,392

Air Freight & Logistics — 0.2%

Echo Global Logistics, Inc.*	149	3,100

Auto Components — 1.1%

Gentherm, Inc.*	152	6,337

Stoneridge, Inc.* (a)	270	8,504

		14,841

Banks — 8.3%

1st Source Corp.	43	2,009

Atlantic Union Bankshares Corp.	35	1,228

BancFirst Corp.	132	7,364

BancorpSouth Bank (a)	178	5,158

BankFinancial Corp.	70	980

Banner Corp.	137	7,444

Brookline Bancorp, Inc.	177	2,715

Cadence BanCorp	11	238

Cathay General Bancorp (a)	69	2,491

Central Pacific Financial Corp.	216	6,459

Central Valley Community Bancorp	16	345

Citizens & Northern Corp.	18	465

Columbia Banking System, Inc.	172	6,233

CVB Financial Corp. (a)	287	6,036

East West Bancorp, Inc.	2	115

Enterprise Financial Services Corp.	41	1,697

First Commonwealth Financial Corp.	290	3,908

First Community Bankshares, Inc.	19	651

First Hawaiian, Inc.	63	1,636

First Interstate BancSystem, Inc., Class A	44	1,744

Flushing Financial Corp.	59	1,305

Great Western Bancorp, Inc.	21	764

Hope Bancorp, Inc.	142	1,954

IBERIABANK Corp.	25	1,927

Independent Bank Corp.	83	1,800

Independent Bank Corp.	9	701

Investors Bancorp, Inc.	195	2,172

National Bank Holdings Corp., Class A	16	588

OFG Bancorp (Puerto Rico)	25	602

PacWest Bancorp (a)	47	1,835

People’s United Financial, Inc.	97	1,622

Simmons First National Corp., Class A (a)	82	1,918

South State Corp. (a)	10	759

TCF Financial Corp.	179	3,712

Trustmark Corp. (a)	435	14,455

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

UMB Financial Corp. (a)	43	2,825

United Bankshares, Inc. (a)	127	4,720

Webster Financial Corp.	42	1,982

West Bancorp, Inc.	28	596

Westamerica Bancorp (a)	167	10,278

		115,431

Biotechnology — 7.0%

ACADIA Pharmaceuticals, Inc.*	161	4,295

Achillion Pharmaceuticals, Inc.*	427	1,145

Aimmune Therapeutics, Inc.* (a)	97	2,010

Alder Biopharmaceuticals, Inc.* (a)	185	2,172

Alector, Inc.* (a)	38	714

AMAG Pharmaceuticals, Inc.* (a)	19	192

Amicus Therapeutics, Inc.* (a)	296	3,690

Arena Pharmaceuticals, Inc.*	90	5,285

Atara Biotherapeutics, Inc.* (a)	99	2,000

Athenex, Inc.* (a)	236	4,671

Biohaven Pharmaceutical Holding Co. Ltd.*	110	4,825

Bluebird Bio, Inc.* (a)	15	1,914

Bridgebio Pharma, Inc.*	74	1,985

Clovis Oncology, Inc.* (a)	135	2,009

CytomX Therapeutics, Inc.*	101	1,133

Eagle Pharmaceuticals, Inc.* (a)	24	1,332

Flexion Therapeutics, Inc.* (a)	104	1,277

Forty Seven, Inc.* (a)	188	1,996

Global Blood Therapeutics, Inc.* (a)	97	5,115

Gritstone Oncology, Inc.* (a)	44	488

Homology Medicines, Inc.*	61	1,198

Intercept Pharmaceuticals, Inc.* (a)	57	4,549

La Jolla Pharmaceutical Co.* (a)	96	886

Mersana Therapeutics, Inc.* (a)	617	2,500

Myriad Genetics, Inc.*	120	3,347

Principia Biopharma, Inc.* (a)	108	3,596

Protagonist Therapeutics, Inc.*	234	2,834

Puma Biotechnology, Inc.*	69	883

REGENXBIO, Inc.* (a)	90	4,613

Sangamo Therapeutics, Inc.* (a)	58	621

Sarepta Therapeutics, Inc.* (a)	26	3,958

Seres Therapeutics, Inc.* (a)	491	1,580

Solid Biosciences, Inc.* (a)	94	538

Sutro Biopharma, Inc.*	35	395

Synlogic, Inc.* (a)	192	1,752

TCR2 Therapeutics, Inc.* (a)	75	1,077

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

TG Therapeutics, Inc.* (a)	208	1,800

Twist Bioscience Corp.* (a)	63	1,822

Vanda Pharmaceuticals, Inc.* (a)	150	2,116

Voyager Therapeutics, Inc.*	160	4,348

Xencor, Inc.*	114	4,671

Y-mAbs Therapeutics, Inc.*	10	236

		97,568

Building Products — 1.3%

Builders FirstSource, Inc.*	87	1,472

Continental Building Products, Inc.*	233	6,204

CSW Industrials, Inc.	95	6,486

Masonite International Corp.*	82	4,309

		18,471

Capital Markets — 0.9%

BrightSphere Investment Group plc	52	590

Cowen, Inc., Class A* (a)	59	1,009

Donnelley Financial Solutions, Inc.*	96	1,281

Houlihan Lokey, Inc.	116	5,184

Stifel Financial Corp.	78	4,598

		12,662

Chemicals — 1.1%

FutureFuel Corp.	158	1,846

Minerals Technologies, Inc. (a)	58	3,113

OMNOVA Solutions, Inc.*	249	1,553

PolyOne Corp.	34	1,052

Trinseo SA	187	7,936

		15,500

Commercial Services & Supplies — 1.8%

ABM Industries, Inc.	44	1,753

ACCO Brands Corp.	930	7,317

Deluxe Corp.	86	3,486

Ennis, Inc.	243	4,984

HNI Corp. (a)	85	2,990

Quad/Graphics, Inc. (a)	331	2,616

VSE Corp.	44	1,269

		24,415

Communications Equipment — 0.9%

Cambium Networks Corp.*	348	3,336

NetScout Systems, Inc.* (a)	376	9,544

		12,880

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 2.4%

Comfort Systems USA, Inc.	90	4,600

EMCOR Group, Inc.	221	19,461

MasTec, Inc.* (a)	92	4,741

MYR Group, Inc.*	86	3,198

Sterling Construction Co., Inc.*	128	1,713

		33,713

Consumer Finance — 0.6%

Credit Acceptance Corp.* (a)	8	3,713

FirstCash, Inc.	24	2,353

Green Dot Corp., Class A* (a)	37	1,807

Nelnet, Inc., Class A	11	634

		8,507

Containers & Packaging — 0.1%

Graphic Packaging Holding Co.	94	1,318

Myers Industries, Inc.	25	483

		1,801

Distributors — 0.2%

Core-Mark Holding Co., Inc.	75	2,984

Weyco Group, Inc.	9	246

		3,230

Diversified Consumer Services — 0.4%

Houghton Mifflin Harcourt Co.*	48	279

K12, Inc.*	153	4,656

		4,935

Diversified Telecommunication Services — 1.0%

Cogent Communications Holdings, Inc.	144	8,565

Consolidated Communications Holdings, Inc. (a)	1,103	5,440

		14,005

Electric Utilities — 1.1%

IDACORP, Inc.	13	1,276

PNM Resources, Inc.	62	3,146

Portland General Electric Co.	146	7,905

Spark Energy, Inc., Class A (a)	218	2,444

		14,771

Electrical Equipment — 1.3%

Bloom Energy Corp., Class A* (a)	9	110

Generac Holdings, Inc.*	225	15,638

Powell Industries, Inc.	73	2,775

		18,523

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electronic Equipment, Instruments & Components — 3.1%

Bel Fuse, Inc., Class B	3	49

Benchmark Electronics, Inc.	201	5,040

ePlus, Inc.*	68	4,700

Fabrinet (Thailand)*	80	3,977

Insight Enterprises, Inc.* (a)	41	2,386

OSI Systems, Inc.* (a)	89	9,999

SYNNEX Corp.	15	1,446

Tech Data Corp.*	154	16,150

		43,747

Energy Equipment & Services — 1.4%

Dril-Quip, Inc.*	184	8,814

FTS International, Inc.*	109	610

Matrix Service Co.*	322	6,533

SEACOR Holdings, Inc.*	73	3,454

		19,411

Entertainment — 0.2%

AMC Entertainment Holdings, Inc., Class A (a)	225	2,099

Equity Real Estate Investment Trusts (REITs) — 6.6%

Alexander & Baldwin, Inc.	36	826

American Assets Trust, Inc.	223	10,502

Americold Realty Trust (a)	356	11,547

Ashford Hospitality Trust, Inc.	514	1,525

CorEnergy Infrastructure Trust, Inc. (a)	8	305

CoreSite Realty Corp.	106	12,240

Cousins Properties, Inc.	52	1,888

CubeSmart	55	1,848

DiamondRock Hospitality Co.	470	4,858

EastGroup Properties, Inc.	29	3,358

Equity LifeStyle Properties, Inc.	21	2,560

First Industrial Realty Trust, Inc.	41	1,503

GEO Group, Inc. (The)	366	7,689

Gladstone Commercial Corp.	16	338

Hersha Hospitality Trust	67	1,106

Highwoods Properties, Inc.	31	1,268

Hospitality Properties Trust	84	2,093

Lexington Realty Trust (a)	142	1,334

Mack-Cali Realty Corp.	74	1,722

National Retail Properties, Inc.	10	541

Pebblebrook Hotel Trust (a)	310	8,740

Piedmont Office Realty Trust, Inc., Class A (a)	153	3,055

PS Business Parks, Inc.	13	2,212

RLJ Lodging Trust	46	819

Saul Centers, Inc.	40	2,256

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Sunstone Hotel Investors, Inc.	315	4,317

Taubman Centers, Inc.	27	1,106

Uniti Group, Inc.	8	79

Xenia Hotels & Resorts, Inc.	35	722

		92,357

Food & Staples Retailing — 0.2%

Grocery Outlet Holding Corp.*	34	1,128

Rite Aid Corp.* (a)	196	1,566

		2,694

Food Products — 1.2%

Darling Ingredients, Inc.*	572	11,378

Sanderson Farms, Inc. (a)	32	4,343

Seneca Foods Corp., Class A*	16	455

		16,176

Gas Utilities — 0.4%

Northwest Natural Holding Co.	21	1,460

Southwest Gas Holdings, Inc.	42	3,746

		5,206

Health Care Equipment & Supplies — 3.5%

AngioDynamics, Inc.*	246	4,836

Axonics Modulation Technologies, Inc.* (a)	10	422

Integer Holdings Corp.*	201	16,855

Lantheus Holdings, Inc.* (a)	65	1,834

Meridian Bioscience, Inc.	180	2,143

Nevro Corp.* (a)	60	3,895

NuVasive, Inc.* (a)	112	6,578

Orthofix Medical, Inc.*	40	2,105

Utah Medical Products, Inc.	16	1,498

Varex Imaging Corp.*	290	8,888

		49,054

Health Care Providers & Services — 2.0%

Amedisys, Inc.*	48	5,812

Community Health Systems, Inc.* (a)	253	675

Cross Country Healthcare, Inc.*	328	3,077

Magellan Health, Inc.*	8	601

Owens & Minor, Inc. (a)	491	1,572

Patterson Cos., Inc. (a)	244	5,593

Surgery Partners, Inc.* (a)	115	939

Tenet Healthcare Corp.* (a)	131	2,712

Triple-S Management Corp., Class B (Puerto Rico)*	283	6,750

		27,731

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 1.6%

Allscripts Healthcare Solutions, Inc.* (a)	1,556	18,092

HealthStream, Inc.*	188	4,867

		22,959

Hotels, Restaurants & Leisure — 1.5%

Bloomin’ Brands, Inc.	432	8,161

Boyd Gaming Corp.	116	3,131

Brinker International, Inc. (a)	209	8,233

Red Lion Hotels Corp.* (a)	147	1,045

		20,570

Household Durables — 2.8%

Hamilton Beach Brands Holding Co., Class A	34	644

KB Home	652	16,767

Sonos, Inc.* (a)	742	8,418

TRI Pointe Group, Inc.* (a)	1,071	12,815

		38,644

Independent Power and Renewable Electricity Producers — 0.5%

Atlantic Power Corp.*	2,096	5,073

Clearway Energy, Inc., Class A	77	1,247

		6,320

Insurance — 1.8%

Ambac Financial Group, Inc.* (a)	13	213

American Equity Investment Life Holding Co.	14	373

CNO Financial Group, Inc.	141	2,347

First American Financial Corp.	28	1,497

Global Indemnity Ltd. (Cayman Islands)	16	506

Kemper Corp.	15	1,273

Kinsale Capital Group, Inc.	68	6,189

MBIA, Inc.* (a)	420	3,911

Primerica, Inc.	66	7,923

Third Point Reinsurance Ltd. (Bermuda)*	88	904

		25,136

Interactive Media & Services — 0.2%

Yelp, Inc.* (a)	67	2,287

Internet & Direct Marketing Retail — 1.1%

Etsy, Inc.*	20	1,252

Groupon, Inc.*	423	1,513

Liberty Expedia Holdings, Inc., Class A*	260	12,429

		15,194

IT Services — 1.6%

Brightcove, Inc.*	297	3,067

CACI International, Inc., Class A*	22	4,532

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

Euronet Worldwide, Inc.*	15	2,498

NIC, Inc.	189	3,024

Perficient, Inc.* (a)	273	9,375

Unisys Corp.* (a)	31	303

		22,799

Life Sciences Tools & Services — 0.7%

Adaptive Biotechnologies Corp.*	52	2,526

Medpace Holdings, Inc.* (a)	79	5,180

Personalis, Inc.*	59	1,607

		9,313

Machinery — 3.1%

Actuant Corp., Class A (a)	12	305

Douglas Dynamics, Inc.	201	8,008

EnPro Industries, Inc.	41	2,598

Graham Corp.	29	588

Harsco Corp.*	123	3,386

Hillenbrand, Inc. (a)	160	6,333

Kadant, Inc.	37	3,394

LB Foster Co., Class A*	19	513

Meritor, Inc.*	143	3,465

Wabash National Corp.	882	14,347

		42,937

Media — 1.8%

comScore, Inc.*	5	26

Hemisphere Media Group, Inc.*	188	2,435

New Media Investment Group, Inc.	103	972

Nexstar Media Group, Inc., Class A	61	6,111

Sinclair Broadcast Group, Inc., Class A	246	13,202

WideOpenWest, Inc.* (a)	365	2,648

		25,394

Metals & Mining — 0.9%

Kaiser Aluminum Corp.	10	996

Warrior Met Coal, Inc. (a)	227	5,927

Worthington Industries, Inc.	140	5,635

		12,558

Mortgage Real Estate Investment Trusts (REITs) — 0.7%

Blackstone Mortgage Trust, Inc., Class A	74	2,647

Capstead Mortgage Corp. (a)	61	512

Cherry Hill Mortgage Investment Corp. (a)	89	1,422

Invesco Mortgage Capital, Inc.	158	2,543

Two Harbors Investment Corp.	245	3,108

		10,232

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Multiline Retail — 0.1%

Ollie’s Bargain Outlet Holdings, Inc.*	14	1,246

Multi-Utilities — 0.4%

Black Hills Corp. (a)	65	5,089

Oil, Gas & Consumable Fuels — 2.9%

Arch Coal, Inc., Class A (a)	67	6,326

CVR Energy, Inc.	15	774

Delek US Holdings, Inc. (a)	264	10,689

Dorian LPG Ltd.*	5	42

Gulfport Energy Corp.*	730	3,586

Peabody Energy Corp.	134	3,222

Renewable Energy Group, Inc.* (a)	238	3,770

REX American Resources Corp.* (a)	90	6,574

W&T Offshore, Inc.*	1,056	5,235

		40,218

Paper & Forest Products — 0.9%

Boise Cascade Co.	77	2,163

Domtar Corp.	33	1,466

Louisiana-Pacific Corp. (a)	125	3,281

Verso Corp., Class A*	299	5,686

		12,596

Personal Products — 0.4%

Edgewell Personal Care Co.* (a)	38	1,026

Herbalife Nutrition Ltd.* (a)	29	1,239

Medifast, Inc.	11	1,386

USANA Health Sciences, Inc.*	17	1,322

		4,973

Pharmaceuticals — 1.9%

Arvinas, Inc.* (a)	3	73

Horizon Therapeutics plc*	243	5,840

Lannett Co., Inc.* (a)	360	2,179

Mallinckrodt plc*	289	2,650

Menlo Therapeutics, Inc.*	81	482

MyoKardia, Inc.*	104	5,199

Paratek Pharmaceuticals, Inc.* (a)	236	940

Prestige Consumer Healthcare, Inc.* (a)	155	4,901

Reata Pharmaceuticals, Inc., Class A* (a)	43	4,098

resTORbio, Inc.*	59	606

		26,968

Professional Services — 3.4%

Barrett Business Services, Inc.	141	11,639

Heidrick & Struggles International, Inc.	19	575

Huron Consulting Group, Inc.*	172	8,674

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — continued

Kforce, Inc.	114	3,990

Korn Ferry	113	4,544

Navigant Consulting, Inc.	632	14,650

TrueBlue, Inc.*	131	2,885

		46,957

Road & Rail — 0.6%

ArcBest Corp.	229	6,435

Covenant Transportation Group, Inc., Class A*	24	352

Schneider National, Inc., Class B	42	763

YRC Worldwide, Inc.*	293	1,179

		8,729

Semiconductors & Semiconductor Equipment — 3.6%

Amkor Technology, Inc.* (a)	757	5,649

Cirrus Logic, Inc.*	273	11,937

Cree, Inc.*	23	1,314

NeoPhotonics Corp.*	212	886

Rambus, Inc.* (a)	1,423	17,139

Synaptics, Inc.*	126	3,680

Veeco Instruments, Inc.* (a)	260	3,174

Xperi Corp.	304	6,253

		50,032

Software — 5.3%

ACI Worldwide, Inc.*	413	14,187

Aspen Technology, Inc.*	37	4,583

Box, Inc., Class A* (a)	240	4,219

CommVault Systems, Inc.*	81	4,007

Crowdstrike Holdings, Inc., Class A*	66	4,534

j2 Global, Inc. (a)	60	5,356

Manhattan Associates, Inc.* (a)	35	2,444

MicroStrategy, Inc., Class A* (a)	14	2,056

Pagerduty, Inc.* (a)	52	2,465

Progress Software Corp. (a)	212	9,254

Proofpoint, Inc.*	31	3,776

Qualys, Inc.* (a)	60	5,266

Synchronoss Technologies, Inc.*	219	1,734

Telenav, Inc.*	134	1,072

TiVo Corp. (a)	1,192	8,782

		73,735

Specialty Retail — 2.7%

Abercrombie & Fitch Co., Class A	595	9,545

Barnes & Noble Education, Inc.* (a)	583	1,960

Conn’s, Inc.* (a)	38	673

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Five Below, Inc.*	10	1,224

Hibbett Sports, Inc.* (a)	198	3,595

Murphy USA, Inc.*	53	4,456

Office Depot, Inc.	1,178	2,427

Sleep Number Corp.* (a)	175	7,080

Tailored Brands, Inc. (a)	175	1,008

Zumiez, Inc.*	194	5,055

		37,023

Technology Hardware, Storage & Peripherals — 0.0% (b)

Electronics For Imaging, Inc.* (a)	15	563

Textiles, Apparel & Luxury Goods — 1.5%

Crocs, Inc.*	140	2,762

Deckers Outdoor Corp.* (a)	84	14,839

Fossil Group, Inc.* (a)	344	3,959

		21,560

Thrifts & Mortgage Finance — 2.3%

Capitol Federal Financial, Inc.	15	210

First Defiance Financial Corp.	31	897

Meridian Bancorp, Inc.	426	7,613

MGIC Investment Corp.*	331	4,355

NMI Holdings, Inc., Class A* (a)	43	1,213

Northfield Bancorp, Inc.	431	6,731

Radian Group, Inc.	84	1,914

Washington Federal, Inc. (a)	280	9,795

		32,728

Trading Companies & Distributors — 1.6%

BMC Stock Holdings, Inc.*	100	2,118

DXP Enterprises, Inc.*	96	3,620

MRC Global, Inc.* (a)	361	6,186

NOW, Inc.*	461	6,800

Titan Machinery, Inc.* (a)	139	2,864

Veritiv Corp.*	58	1,134

		22,722

Water Utilities — 0.7%

American States Water Co.	128	9,627

Total Common Stocks (Cost $1,157,955)		1,324,329

INVESTMENTS	NO. OF WARRANTS (000)		VALUE ($000)

Warrants — 0.0%

Consumer Finance — 0.0%

Emergent Capital, Inc. expiring 10/1/2019, price 10.75 USD* (Cost $—)	—	(c)	—

	SHARES (000)
Short-Term Investments — 2.8%
Investment Companies — 2.8%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (d) (e) (Cost $38,893)	38,880		38,896

Investment of Cash Collateral from Securities Loaned — 9.4%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (d) (e)	106,011		106,032
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (d) (e)	25,260		25,260

Total Investment of Cash Collateral from Securities Loaned (Cost $131,282)			131,292

Total Investments — 107.3% (Cost $1,328,130)			1,494,517
Liabilities in Excess of Other Assets — (7.3)%			(101,570)

NET ASSETS — 100.0%			1,392,947

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $124,171,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	862	09/2019	USD	67,568	719

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$336,507	$422,257	$5,995,157
Investments in affiliates, at value	12,791	47,070	254,743
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	36,620	32,394	216,174
Cash	18	32	571
Deposits at broker for futures contracts	—	1,775	—
Receivables:
Investment securities sold	3,689	14,180	30,669
Fund shares sold	1,523	250	3,020
Dividends from non-affiliates	197	362	5,863
Dividends from affiliates	1	3	17
Securities lending income (See Note 2.C.)	7	9	374
Variation margin on futures contracts	—	441	—

Total Assets	391,353	518,773	6,506,588

LIABILITIES:
Payables:
Investment securities purchased	3,724	36,362	3,368
Collateral received on securities loaned (See Note 2.C.)	36,620	32,394	216,174
Fund shares redeemed	2,345	94	5,838
Accrued liabilities:
Investment advisory fees	140	191	3,199
Administration fees	—	17	337
Distribution fees	47	3	232
Service fees	53	15	792
Custodian and accounting fees	9	19	54
Other	158	134	670

Total Liabilities	43,096	69,229	230,664

Net Assets	$348,257	$449,544	$6,275,924

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$297,525	$395,342	$4,251,143
Total distributable earnings (loss) (a)	50,732	54,202	2,024,781

Total Net Assets	$348,257	$449,544	$6,275,924

Net Assets:
Class A	$116,751	$5,896	$791,846
Class C	38,625	2,307	111,453
Class I	110,123	13,211	2,720,056
Class R2	—	166	9,718
Class R3	—	3,768	2,597
Class R4	—	1,941	475
Class R5	—	215,630	1,214,075
Class R6	82,758	206,625	1,425,704

Total	$348,257	$449,544	$6,275,924

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5,902	118	15,822
Class C	2,995	47	3,075
Class I	4,636	263	46,622
Class R2	—	3	199
Class R3	—	75	52
Class R4	—	39	8
Class R5	—	4,277	20,750
Class R6	3,475	4,104	24,372

Net Asset Value (b):
Class A — Redemption price per share	$19.78	$49.98	$50.05
Class C — Offering price per share (c)	12.90	49.27	36.25
Class I — Offering and redemption price per share	23.75	50.25	58.34
Class R2 — Offering and redemption price per share	—	50.01	48.98
Class R3 — Offering and redemption price per share	—	50.18	49.73
Class R4 — Offering and redemption price per share	—	50.28	58.26
Class R5 — Offering and redemption price per share	—	50.42	58.51
Class R6 — Offering and redemption price per share	23.82	50.34	58.50
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.88	$52.75	$52.82

Cost of investments in non-affiliates	$286,426	$376,060	$4,154,901
Cost of investments in affiliates	12,790	47,069	254,718
Investment securities on loan, at value (See Note 2.C.)	36,058	30,884	215,609
Cost of investment of cash collateral (See Note 2.C.)	36,617	32,392	216,158

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$2,831,211	$1,531,689	$1,324,329
Investments in affiliates, at value	24,541	35,272	38,896
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	416,342	93,269	131,292
Cash	87	43	51
Deposits at broker for futures contracts	—	1,670	1,828
Receivables:
Due from custodian	60,974	—	—
Investment securities sold	140,436	26,671	40,149
Fund shares sold	6,797	1,470	2,733
Dividends from non-affiliates	964	2,593	1,096
Dividends from affiliates	2	2	3
Securities lending income (See Note 2.C.)	91	16	24
Variation margin on futures contracts	—	398	306

Total Assets	3,481,445	1,693,093	1,540,707

LIABILITIES:
Payables:
Investment securities purchased	105,767	32,692	10,615
Collateral received on securities loaned (See Note 2.C.)	416,342	93,269	131,292
Fund shares redeemed	80,574	12,550	4,685
Accrued liabilities:
Investment advisory fees	1,463	804	662
Administration fees	148	87	83
Distribution fees	126	68	67
Service fees	199	115	130
Custodian and accounting fees	23	20	28
Other	137	206	198

Total Liabilities	604,779	139,811	147,760

Net Assets	$2,876,666	$1,553,282	$1,392,947

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$2,193,860	$1,365,546	$1,264,136
Total distributable earnings (loss) (a)	682,806	187,736	128,811

Total Net Assets	$2,876,666	$1,553,282	$1,392,947

Net Assets:
Class A	$400,127	$193,505	$136,432
Class C	58,288	18,088	28,451
Class I	289,094	287,014	273,370
Class L	568,539	—	433,521
Class R2	26,011	36,276	44,064
Class R3	1,072	14,854	23,887
Class R4	1,336	436	6,313
Class R5	13,817	69,857	11,770
Class R6	1,518,382	933,252	435,139

Total	$2,876,666	$1,553,282	$1,392,947

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	23,537	8,182	8,547
Class C	4,948	957	1,889
Class I	15,179	11,337	16,672
Class L	28,844	—	26,462
Class R2	1,595	1,553	2,829
Class R3	63	629	1,505
Class R4	78	17	387
Class R5	701	2,757	720
Class R6	76,124	36,777	26,539

Net Asset Value (b):
Class A — Redemption price per share	$17.00	$23.65	$15.96
Class C — Offering price per share (c)	11.78	18.90	15.06
Class I — Offering and redemption price per share	19.05	25.32	16.40
Class L — Offering and redemption price per share	19.71	—	16.38
Class R2 — Offering and redemption price per share	16.31	23.37	15.58
Class R3 — Offering and redemption price per share	17.00	23.61	15.87
Class R4 — Offering and redemption price per share	17.09	25.28	16.32
Class R5 — Offering and redemption price per share	19.72	25.34	16.34
Class R6 — Offering and redemption price per share	19.95	25.38	16.40
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.94	$24.96	$16.84

Cost of investments in non-affiliates	$2,252,931	$1,352,766	$1,157,955
Cost of investments in affiliates	24,539	35,268	38,893
Investment securities on loan, at value (See Note 2.C.)	402,031	90,492	124,171
Cost of investment of cash collateral (See Note 2.C.)	416,311	93,263	131,282

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$11	$—
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	3,099	4,477	89,752
Dividend income from affiliates	148	250	5,550
Income from securities lending (net) (See Note 2.C.)	58	77	762

Total investment income	3,305	4,815	96,064

EXPENSES:
Investment advisory fees	1,737	2,169	41,878
Administration fees	208	260	5,040
Distribution fees:
Class A	240	13	2,275
Class C	297	17	933
Class R2	—	1	54
Class R3	—	3	6
Service fees:
Class A	240	13	2,275
Class C	99	6	311
Class I	266	41	6,958
Class R2	—	— (a)	27
Class R3	—	3	6
Class R4	—	4	2
Class R5	—	217	1,216
Custodian and accounting fees	52	61	177
Professional fees	92	53	128
Trustees’ and Chief Compliance Officer’s fees	26	26	51
Printing and mailing costs	70	10	490
Registration and filing fees	76	166	226
Transfer agency fees (See Note 2.F.)	83	15	165
Other	15	20	105

Total expenses	3,501	3,098	62,323

Less fees waived	(334)	(416)	(1,573)
Less expense reimbursements	(59)	(3)	(12)

Net expenses	3,108	2,679	60,738

Net investment income (loss)	197	2,136	35,326

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,852	17,055	378,483
Investments in affiliates	— (a)	1	3
Futures contracts	—	(130)	—

Net realized gain (loss)	14,852	16,926	378,486

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(8,862)	(32,857)	(267,350)
Investments in affiliates	4	3	41
Futures contracts	—	311	—

Change in net unrealized appreciation/depreciation	(8,858)	(32,543)	(267,309)

Net realized/unrealized gains (losses)	5,994	(15,617)	111,177

Change in net assets resulting from operations	$6,191	$(13,481)	$146,503

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$41	$34
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	12,711	34,212	20,358
Dividend income from affiliates	889	982	819
Income from securities lending (net) (See Note 2.C.)	623	289	545

Total investment income	14,223	35,524	21,756

EXPENSES:
Investment advisory fees	16,315	11,116	9,399
Administration fees	1,955	1,338	1,226
Distribution fees:
Class A	882	631	424
Class C	392	166	272
Class R2	150	199	240
Class R3	2	36	54
Service fees:
Class A	882	631	424
Class C	131	55	91
Class I	646	767	871
Class L	496	—	479
Class R2	75	100	120
Class R3	2	35	54
Class R4	2	1	15
Class R5	23	104	10
Custodian and accounting fees	90	74	85
Interest expense to affiliates	—	— (a)	— (a)
Professional fees	82	71	75
Trustees’ and Chief Compliance Officer’s fees	34	32	31
Printing and mailing costs	318	136	121
Registration and filing fees	276	104	145
Transfer agency fees (See Note 2.F.)	92	96	82
Other	49	42	37

Total expenses	22,894	15,734	14,255

Less fees waived	(692)	(416)	(90)
Less expense reimbursements	(24)	(27)	—

Net expenses	22,178	15,291	14,165

Net investment income (loss)	(7,955)	20,233	7,591

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	206,500	135,561	33,000
Investments in affiliates	5	2	— (a)
Futures contracts	—	(7,532)	(4,029)

Net realized gain (loss)	206,505	128,031	28,971

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(56,811)	(326,384)	(193,123)
Investments in affiliates	33	10	13
Futures contracts	—	823	1,958

Change in net unrealized appreciation/depreciation	(56,778)	(325,551)	(191,152)

Net realized/unrealized gains (losses)	149,727	(197,520)	(162,181)

Change in net assets resulting from operations	$141,772	$(177,287)	$(154,590)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$197	$(1,589)	$2,136	$1,237
Net realized gain (loss)	14,852	67,803	16,926	18,718
Change in net unrealized appreciation/depreciation	(8,858)	(5,489)	(32,543)	24,496

Change in net assets resulting from operations	6,191	60,725	(13,481)	44,451

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(22,374)	(8,120)	(352)	(252)
Class C	(12,520)	(5,253)	(172)	(108)
Class I	(24,328)	(8,033)	(1,269)	(1,875)
Class R2 (b)	—	—	(3)	(2)
Class R3 (b)	—	—	(2)	(2)
Class R4 (b)	—	—	(114)	(2)
Class R5	—	—	(16,043)	(15,677)
Class R6 (d)	(4)	—	(6,241)	(2,907)

Total distributions to shareholders	(59,226)	(21,406)	(24,196)	(20,825)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	182,535	9,046	173,401	79,449

NET ASSETS:
Change in net assets	129,500	48,365	135,724	103,075
Beginning of period	218,757	170,392	313,820	210,745

End of period	$348,257	$218,757	$449,544	$313,820

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund
Class A
From net investment income	$ —	$ (1)
From net realized gains	(8,120)	(251)
Class C
From net realized gains	(5,253)	(108)
Class I
From net investment income	—	(74)
From net realized gains	(8,033)	(1,801)
Class R2 (b)
From net investment income	—	—	(c)
From net realized gains	—	(2)
Class R3 (b)
From net investment income	—	—	(c)
From net realized gains	—	(2)
Class R4 (b)
From net investment income	—	—	(c)
From net realized gains	—	(2)
Class R5
From net investment income	—	(626)
From net realized gains	—	(15,051)
Class R6
From net investment income	—	(134)
From net realized gains	—	(2,773)

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.
(c)	Amount rounds to less than one thousand.
(d)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,326	$30,506	$(7,955)	$(7,870)
Net realized gain (loss)	378,486	239,434	206,505	300,478
Change in net unrealized appreciation/depreciation	(267,309)	609,763	(56,778)	197,385

Change in net assets resulting from operations	146,503	879,703	141,772	489,993

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(61,854)	(62,632)	(37,004)	(17,975)
Class C	(11,312)	(10,709)	(8,359)	(2,339)
Class I	(172,497)	(134,911)	(25,203)	(11,269)
Class L	—	—	(48,328)	(23,301)
Class R2	(723)	(785)	(3,487)	(2,118)
Class R3 (b)	(155)	(139)	(93)	(2)
Class R4 (b)	(50)	(4)	(91)	(2)
Class R5	(79,273)	(66,108)	(3,229)	(152)
Class R6	(85,443)	(74,342)	(122,202)	(54,605)

Total distributions to shareholders	(411,307)	(349,630)	(247,996)	(111,763)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(287,511)	9,723	792,978	495,754

NET ASSETS:
Change in net assets	(552,315)	539,796	686,754	873,984
Beginning of period	6,828,239	6,288,443	2,189,912	1,315,928

End of period	$6,275,924	$6,828,239	$2,876,666	$2,189,912

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission's Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
Class A
From net investment income	$ (2,285)		$ —
From net realized gains	(60,347)		(17,975)
Class C
From net realized gains	(10,709)		(2,339)
Class I
From net investment income	(10,544)		—
From net realized gains	(124,367)		(11,269)
Class L
From net realized gains	—		(23,301)
Class R2
From net investment income	(5)		—
From net realized gains	(780)		(2,118)
Class R3 (b)
From net investment income	(15)		—
From net realized gains	(124)		(2)
Class R4 (b)
From net investment income	—	(c)	—
From net realized gains	(4)		(2)
Class R5
From net investment income	(7,451)		—
From net realized gains	(58,657)		(152)
Class R6
From net investment income	(9,002)		—
From net realized gains	(65,340)		(54,605)

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,233	$20,141	$7,591	$5,467
Net realized gain (loss)	128,031	115,617	28,971	144,995
Change in net unrealized appreciation/depreciation	(325,551)	84,422	(191,152)	111,286

Change in net assets resulting from operations	(177,287)	220,180	(154,590)	261,748

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(33,379)	(26,130)	(17,753)	(13,966)
Class C	(3,600)	(2,152)	(3,937)	(3,080)
Class I	(37,990)	(23,178)	(34,817)	(25,766)
Class L	—	—	(50,872)	(44,432)
Class R2	(5,236)	(3,737)	(5,054)	(3,249)
Class R3	(1,914)	(786)	(2,105)	(872)
Class R4	(53)	(6)	(678)	(270)
Class R5	(15,233)	(8,334)	(1,146)	(18)
Class R6	(121,650)	(65,775)	(45,521)	(23,782)

Total distributions to shareholders	(219,055)	(130,098)	(161,883)	(115,435)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	21,342	(277,003)	(69,426)	(119,140)

NET ASSETS:
Change in net assets	(375,000)	(186,921)	(385,899)	27,173
Beginning of period	1,928,282	2,115,203	1,778,846	1,751,673

End of period	$1,553,282	$1,928,282	$1,392,947	$1,778,846

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission's Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
Class A
From net investment income	$ (3,065)	$ —
From net realized gains	(23,065)	(13,966)
Class C
From net investment income	(167)	—
From net realized gains	(1,985)	(3,080)
Class I
From net investment income	(3,303)	(744)
From net realized gains	(19,875)	(25,022)
Class L
From net investment income	—	(2,189)
From net realized gains	—	(42,243)
Class R2
From net investment income	(338)	—
From net realized gains	(3,399)	(3,249)
Class R3
From net investment income	(100)	(26)
From net realized gains	(686)	(846)
Class R4
From net investment income	(1)	(15)
From net realized gains	(5)	(255)
Class R5
From net investment income	(1,348)	(1)
From net realized gains	(6,986)	(17)
Class R6
From net investment income	(11,435)	(1,594)
From net realized gains	(54,340)	(22,188)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$56,422	$15,940	$3,052	$2,760
Distributions reinvested	17,078	5,772	351	252
Cost of shares redeemed	(21,654)	(17,025)	(1,451)	(922)

Change in net assets resulting from Class A capital transactions	$51,846	$4,687	$1,952	$2,090

Class C
Proceeds from shares issued	$24,795	$11,682	$1,749	$795
Distributions reinvested	1,178	349	172	108
Cost of shares redeemed	(15,655)	(14,448)	(1,065)	(223)

Change in net assets resulting from Class C capital transactions	$10,318	$(2,417)	$856	$680

Class I
Proceeds from shares issued	$122,678	$49,518	$14,346	$33,484
Distributions reinvested	24,212	7,882	1,269	1,875
Cost of shares redeemed	(105,365)	(50,624)	(15,564)	(23,067)

Change in net assets resulting from Class I capital transactions	$41,525	$6,776	$51	$12,292

Class R2 (a)
Proceeds from shares issued	$—	$—	$164	$20
Distributions reinvested	—	—	3	2
Cost of shares redeemed	—	—	(31)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$136	$22

Class R3 (a)
Proceeds from shares issued	$—	$—	$4,058	$20
Distributions reinvested	—	—	2	2
Cost of shares redeemed	—	—	(369)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$3,691	$22

Class R4 (a)
Proceeds from shares issued	$—	$—	$825	$1,555
Distributions reinvested	—	—	114	2
Cost of shares redeemed	—	—	(337)	(107)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$602	$1,450

Class R5
Proceeds from shares issued	$—	$—	$53,375	$51,871
Distributions reinvested	—	—	15,379	14,939
Cost of shares redeemed	—	—	(50,254)	(49,890)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$18,500	$16,920

Class R6 (b)
Proceeds from shares issued	$84,215	$—	$159,605	$46,416
Distributions reinvested	4	—	6,240	2,907
Cost of shares redeemed	(5,373)	—	(18,232)	(3,350)

Change in net assets resulting from Class R6 capital transactions	$78,846	$—	$147,613	$45,973

Total change in net assets resulting from capital transactions	$182,535	$9,046	$173,401	$79,449

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.
(b)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	2,757	656	58	51
Reinvested	976	255	7	5
Redeemed	(1,042)	(705)	(28)	(17)

Change in Class A Shares	2,691	206	37	39

Class C
Issued	1,952	657	33	14
Reinvested	103	21	4	2
Redeemed	(1,095)	(787)	(22)	(4)

Change in Class C Shares	960	(109)	15	12

Class I
Issued	4,930	1,801	277	598
Reinvested	1,154	305	27	35
Redeemed	(4,485)	(1,787)	(312)	(429)

Change in Class I Shares	1,599	319	(8)	204

Class R2 (a)
Issued	—	—	4	—	(b)
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	(1)	—

Change in Class R2 Shares	—	—	3	—	(b)

Class R3 (a)
Issued	—	—	82	—	(b)
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	(7)	—

Change in Class R3 Shares	—	—	75	—	(b)

Class R4 (a)
Issued	—	—	16	29
Reinvested	—	—	2	—	(b)
Redeemed	—	—	(6)	(2)

Change in Class R4 Shares	—	—	12	27

Class R5
Issued	—	—	1,028	952
Reinvested	—	—	329	281
Redeemed	—	—	(966)	(904)

Change in Class R5 Shares	—	—	391	329

Class R6 (c)
Issued	3,705	—	3,183	840
Reinvested	— (b)	—	134	55
Redeemed	(230)	—	(365)	(62)

Change in Class R6 Shares	3,475	—	2,952	833

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$161,692	$261,260	$186,511	$143,219
Distributions reinvested	57,371	58,136	34,926	16,796
Cost of shares redeemed	(467,700)	(442,597)	(139,043)	(73,782)

Change in net assets resulting from Class A capital transactions	$(248,637)	$(123,201)	$82,394	$86,233

Class C
Proceeds from shares issued	$4,981	$6,912	$31,303	$27,470
Distributions reinvested	11,037	10,428	8,141	2,267
Cost of shares redeemed	(37,555)	(54,198)	(17,570)	(12,373)

Change in net assets resulting from Class C capital transactions	$(21,537)	$(36,858)	$21,874	$17,364

Class I
Proceeds from shares issued	$812,167	$728,118	$249,007	$214,425
Distributions reinvested	161,114	127,579	22,035	10,622
Cost of shares redeemed	(1,009,139)	(923,843)	(234,917)	(107,938)

Change in net assets resulting from Class I capital transactions	$(35,858)	$(68,146)	$36,125	$117,109

Class L
Proceeds from shares issued	$—	$—	$299,095	$174,119
Distributions reinvested	—	—	42,498	21,436
Cost of shares redeemed	—	—	(182,736)	(208,654)

Change in net assets resulting from Class L capital transactions	$—	$—	$158,857	$(13,099)

Class R2
Proceeds from shares issued	$3,928	$4,488	$5,637	$7,304
Distributions reinvested	442	397	3,392	2,045
Cost of shares redeemed	(6,276)	(6,823)	(12,461)	(7,260)

Change in net assets resulting from Class R2 capital transactions	$(1,906)	$(1,938)	$(3,432)	$2,089

Class R3 (a)
Proceeds from shares issued	$780	$3,244	$700	$430
Distributions reinvested	131	138	93	2
Cost of shares redeemed	(764)	(1,138)	(162)	(42)

Change in net assets resulting from Class R3 capital transactions	$147	$2,244	$631	$390

Class R4 (a)
Proceeds from shares issued	$437	$634	$742	$698
Distributions reinvested	49	4	91	2
Cost of shares redeemed	(556)	(89)	(210)	(40)

Change in net assets resulting from Class R4 capital transactions	$(70)	$549	$623	$660

Class R5
Proceeds from shares issued	$249,768	$199,217	$15,804	$27,789
Distributions reinvested	72,102	60,149	3,229	152
Cost of shares redeemed	(311,556)	(374,064)	(29,628)	(1,442)

Change in net assets resulting from Class R5 capital transactions	$10,314	$(114,698)	$(10,595)	$26,499

Class R6
Proceeds from shares issued	$273,648	$631,942	$737,982	$505,197
Distributions reinvested	84,729	74,202	120,678	54,603
Cost of shares redeemed	(348,341)	(354,373)	(352,159)	(301,291)

Change in net assets resulting from Class R6 capital transactions	$10,036	$351,771	$506,501	$258,509

Total change in net assets resulting from capital transactions	$(287,511)	$9,723	$792,978	$495,754

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	3,220	5,187	11,086	8,439
Reinvested	1,280	1,180	2,442	1,070
Redeemed	(9,569)	(8,823)	(8,306)	(4,457)

Change in Class A Shares	(5,069)	(2,456)	5,222	5,052

Class C
Issued	137	183	2,555	2,182
Reinvested	339	283	819	196
Redeemed	(1,057)	(1,432)	(1,609)	(1,007)

Change in Class C Shares	(581)	(966)	1,765	1,371

Class I
Issued	14,200	12,557	13,101	11,500
Reinvested	3,089	2,241	1,377	615
Redeemed	(18,069)	(16,281)	(12,472)	(5,782)

Change in Class I Shares	(780)	(1,483)	2,006	6,333

Class L
Issued	—	—	15,406	9,322
Reinvested	—	—	2,570	1,206
Redeemed	—	—	(9,858)	(11,497)

Change in Class L Shares	—	—	8,118	(969)

Class R2
Issued	81	91	352	448
Reinvested	10	8	247	135
Redeemed	(128)	(137)	(774)	(451)

Change in Class R2 Shares	(37)	(38)	(175)	132

Class R3 (a)
Issued	15	66	42	26
Reinvested	3	3	7	— (b)
Redeemed	(15)	(22)	(10)	(2)

Change in Class R3 Shares	3	47	39	24

Class R4 (a)
Issued	7	11	45	41
Reinvested	1	— (b)	6	— (b)
Redeemed	(10)	(2)	(12)	(2)

Change in Class R4 Shares	(2)	9	39	39

Class R5
Issued	4,320	3,448	779	1,360
Reinvested	1,380	1,052	195	8
Redeemed	(5,632)	(6,519)	(1,640)	(72)

Change in Class R5 Shares	68	(2,019)	(666)	1,296

Class R6
Issued	4,903	11,211	37,658	26,133
Reinvested	1,623	1,298	7,213	3,044
Redeemed	(6,057)	(6,135)	(18,147)	(15,867)

Change in Class R6 Shares	469	6,374	26,724	13,310

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$39,092	$60,386	$31,276	$44,296
Distributions reinvested	30,915	23,733	16,222	12,503
Cost of shares redeemed	(150,367)	(280,733)	(84,556)	(109,587)

Change in net assets resulting from Class A capital transactions	$(80,360)	$(196,614)	$(37,058)	$(52,788)

Class C
Proceeds from shares issued	$1,412	$2,007	$4,264	$6,012
Distributions reinvested	3,378	2,038	3,767	2,725
Cost of shares redeemed	(6,345)	(19,425)	(17,367)	(16,485)

Change in net assets resulting from Class C capital transactions	$(1,555)	$(15,380)	$(9,336)	$(7,748)

Class I
Proceeds from shares issued	$111,050	$110,534	$93,832	$100,489
Distributions reinvested	37,950	23,006	33,313	24,711
Cost of shares redeemed	(129,351)	(156,637)	(216,008)	(113,460)

Change in net assets resulting from Class I capital transactions	$19,649	$(23,097)	$(88,863)	$11,740

Class L
Proceeds from shares issued	$—	$—	$138,828	$99,730
Distributions reinvested	—	—	43,991	40,197
Cost of shares redeemed	—	—	(204,856)	(346,397)

Change in net assets resulting from Class L capital transactions	$—	$—	$(22,037)	$(206,470)

Class R2
Proceeds from shares issued	$11,408	$15,183	$18,232	$15,072
Distributions reinvested	4,865	3,488	3,913	2,439
Cost of shares redeemed	(15,716)	(35,329)	(17,683)	(23,258)

Change in net assets resulting from Class R2 capital transactions	$557	$(16,658)	$4,462	$(5,747)

Class R3
Proceeds from shares issued	$6,293	$9,713	$13,013	$8,039
Distributions reinvested	1,910	786	2,049	870
Cost of shares redeemed	(2,872)	(11,467)	(5,163)	(1,973)

Change in net assets resulting from Class R3 capital transactions	$5,331	$(968)	$9,899	$6,936

Class R4
Proceeds from shares issued	$514	$55	$3,626	$5,108
Distributions reinvested	53	6	678	270
Cost of shares redeemed	(142)	(1)	(2,627)	(677)

Change in net assets resulting from Class R4 capital transactions	$425	$60	$1,677	$4,701

Class R5
Proceeds from shares issued	$23,910	$34,935	$8,102	$6,329
Distributions reinvested	14,495	7,845	958	18
Cost of shares redeemed	(70,249)	(48,118)	(1,751)	(398)

Change in net assets resulting from Class R5 capital transactions	$(31,844)	$(5,338)	$7,309	$5,949

Class R6
Proceeds from shares issued	$212,292	$210,275	$117,831	$189,990
Subscriptions in-kind (See Note 8)	—	—	13,799	—
Distributions reinvested	121,650	65,764	45,073	23,112
Cost of shares redeemed	(224,803)	(295,047)	(112,182)	(88,815)

Change in net assets resulting from Class R6 capital transactions	$109,139	$(19,008)	$64,521	$124,287

Total change in net assets resulting from capital transactions	$21,342	$(277,003)	$(69,426)	$(119,140)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,538	2,050	1,816	2,384
Reinvested	1,333	822	1,049	690
Redeemed	(5,737)	(9,593)	(5,034)	(5,894)

Change in Class A Shares	(2,866)	(6,721)	(2,169)	(2,820)

Class C
Issued	68	81	258	337
Reinvested	182	85	257	157
Redeemed	(320)	(783)	(1,066)	(924)

Change in Class C Shares	(70)	(617)	(551)	(430)

Class I
Issued	4,075	3,529	5,437	5,279
Reinvested	1,528	752	2,098	1,332
Redeemed	(4,698)	(5,046)	(12,470)	(5,956)

Change in Class I Shares	905	(765)	(4,935)	655

Class L
Issued	—	—	8,225	5,276
Reinvested	—	—	2,772	2,166
Redeemed	—	—	(12,189)	(18,304)

Change in Class L Shares	—	—	(1,192)	(10,862)

Class R2
Issued	456	522	1,048	827
Reinvested	212	122	259	137
Redeemed	(619)	(1,223)	(1,064)	(1,270)

Change in Class R2 Shares	49	(579)	243	(306)

Class R3
Issued	233	325	778	434
Reinvested	83	27	133	48
Redeemed	(113)	(385)	(312)	(106)

Change in Class R3 Shares	203	(33)	599	376

Class R4
Issued	17	2	208	266
Reinvested	2	— (a)	43	15
Redeemed	(5)	— (a)	(153)	(35)

Change in Class R4 Shares	14	2	98	246

Class R5
Issued	838	1,124	437	335
Reinvested	582	256	61	1
Redeemed	(2,739)	(1,535)	(102)	(20)

Change in Class R5 Shares	(1,319)	(155)	396	316

Class R6
Issued	8,015	6,791	6,749	10,065
Subscriptions in-kind (See Note 8)	—	—	828	—
Reinvested	4,881	2,143	2,839	1,243
Redeemed	(8,321)	(9,407)	(6,595)	(4,637)

Change in Class R6 Shares	4,575	(473)	3,821	6,671

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Small Cap Blend Fund
Class A
Year Ended June 30, 2019	$26.65	$— (f)	$(0.63)	$(0.63)	$(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	(2.72)
Year Ended June 30, 2017	19.14	(0.16)	6.24	6.08	(3.19)
Year Ended June 30, 2016	26.04	(0.16)	(3.52)	(3.68)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)	3.17	2.97	(2.04)

Class C
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	(2.72)
Year Ended June 30, 2017	15.58	(0.21)	4.94	4.73	(3.19)
Year Ended June 30, 2016	21.97	(0.22)	(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)	2.68	2.40	(2.04)

Class I
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	(2.72)
Year Ended June 30, 2017	21.17	(0.12)	6.97	6.85	(3.19)
Year Ended June 30, 2016	28.34	(0.14)	(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)	3.45	3.30	(2.04)

Class R6
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.78	0.70%	$116,751	1.24%	(0.01)%	1.37%	75%
26.65	35.55	85,586	1.24	(0.81)	1.36	89
22.03	34.99	66,189	1.25	(0.78)	1.48	41
19.14	(14.42)	55,583	1.25	(0.76)	1.51	56
26.04	13.02	73,175	1.25	(0.82)	1.44	48

12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89
17.12	34.25	36,707	1.74	(1.28)	2.04	41
15.58	(14.80)	32,734	1.75	(1.27)	2.12	56
21.97	12.46	50,162	1.75	(1.32)	2.02	48

23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89
24.83	35.29	67,496	1.00	(0.53)	1.18	41
21.17	(14.19)	64,589	1.00	(0.57)	1.09	56
28.34	13.30	386,459	1.00	(0.57)	1.11	48

23.82	0.55	82,758	0.74	0.79	1.10	75

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund
Class A
Year Ended June 30, 2019	$57.16	$0.11		$(3.52)	$(3.41)	$(0.02)	$(3.75)	$(3.77)
Year Ended June 30, 2018	52.32	0.04	(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Year Ended June 30, 2017	45.88	(0.04)		11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (g) through June 30, 2016	45.81	0.02	(f)	0.05	0.07	—	—	—

Class C
Year Ended June 30, 2019	56.67	(0.15)		(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24	)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24)		11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (g) through June 30, 2016	45.81	—	(f)(h)	0.05	0.05	—	—	—

Class I
Year Ended June 30, 2019	57.44	0.23		(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17	(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07		2.07	2.14	—	—	—

Class R2
Year Ended June 30, 2019	57.32	0.04		(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
Year Ended June 30, 2019	57.40	0.26		(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

Class R4
Year Ended June 30, 2019	57.48	0.23		(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

Class R5
Year Ended June 30, 2019	57.63	0.33		(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26	(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20		11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(f)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37		3.20	3.57	(0.10)	(5.99)	(6.09)

Class R6
Year Ended June 30, 2019	57.55	0.39		(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33	(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29		11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (g) through June 30, 2016	45.81	0.04	(f)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$49.98	(5.48)%	$5,896	1.23%	0.21%		1.36%	74%
57.16	18.37	4,624	1.24	0.07	(f)	1.41	39
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(f)	1.39	58

49.27	(5.97)	2,307	1.73	(0.30)		1.86	74
56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(f)	1.89	58

50.25	(5.24)	13,211	0.98	0.45		1.09	74
57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

50.01	(5.73)	166	1.48	0.08		2.08	74
57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

50.18	(5.51)	3,768	1.23	0.53		1.59	74
57.40	16.94	24	1.24	0.10	(f)	1.46	39

50.28	(5.26)	1,941	0.98	0.45		1.10	74
57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

50.42	(5.07)	215,630	0.79	0.63		0.93	74
57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(f)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56

50.34	(5.02)	206,625	0.73	0.75		0.83	74
57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(f)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
JPMorgan Small Cap Equity Fund
Class A
Year Ended June 30, 2019	$52.43	$0.12		$0.95	$1.07	$(0.06)	$(3.39)
Year Ended June 30, 2018	48.63	0.10		6.67	6.77	(0.10)	(2.87)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)

Class C
Year Ended June 30, 2019	39.12	(0.09)		0.61	0.52	—	(3.39)
Year Ended June 30, 2018	37.07	(0.12)		5.04	4.92	—	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)

Class I
Year Ended June 30, 2019	60.52	0.29		1.12	1.41	(0.20)	(3.39)
Year Ended June 30, 2018	55.69	0.26		7.67	7.93	(0.23)	(2.87)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)

Class R2
Year Ended June 30, 2019	51.44	—	(g)	0.93	0.93	—	(3.39)
Year Ended June 30, 2018	47.81	(0.03)		6.55	6.52	(0.02)	(2.87)
Year Ended June 30, 2017	41.08	—	(g)	8.08	8.08	(0.10)	(1.25)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)

Class R3
Year Ended June 30, 2019	52.13	0.13		0.92	1.05	(0.06)	(3.39)
Year Ended June 30, 2018	48.54	0.12		6.63	6.75	(0.29)	(2.87)
September 9, 2016 (i) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)

Class R4
Year Ended June 30, 2019	60.42	0.29		1.12	1.41	(0.18)	(3.39)
Year Ended June 30, 2018	55.64	0.33		7.59	7.92	(0.27)	(2.87)
September 9, 2016 (i) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)

Class R5
Year Ended June 30, 2019	60.69	0.41		1.11	1.52	(0.31)	(3.39)
Year Ended June 30, 2018	55.84	0.37		7.70	8.07	(0.35)	(2.87)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)

Class R6
Year Ended June 30, 2019	60.68	0.44		1.11	1.55	(0.34)	(3.39)
Year Ended June 30, 2018	55.83	0.41		7.69	8.10	(0.38)	(2.87)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)
May 31, 2016 (i) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$(3.45)	$50.05	2.82%	$791,846	1.23%	0.24%		1.25%	23%
(2.97)	52.43	14.33	1,095,395	1.24	0.19		1.26	17
(1.37)	48.63	20.14	1,135,394	1.29	0.24		1.35	21
(3.21)	41.68	1.10	736,629	1.29	0.31	(f)	1.38	32
(4.94)	44.68	7.49	674,619	1.29	0.17		1.39	20

(3.39)	36.25	2.31	111,453	1.73	(0.25)		1.75	23
(2.87)	39.12	13.76	143,030	1.74	(0.32)		1.76	17
(1.36)	37.07	19.53	171,352	1.79	(0.25)		1.84	21
(3.07)	32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32
(4.86)	35.32	6.92	35,783	1.79	(0.33)		1.87	20

(3.59)	58.34	3.05	2,720,056	0.98	0.51		1.00	23
(3.10)	60.52	14.61	2,868,739	0.98	0.45		1.00	17
(1.46)	55.69	20.50	2,722,213	0.99	0.54		1.07	21
(3.23)	47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32
(5.07)	50.31	7.81	1,435,112	0.99	0.48		1.14	20

(3.39)	48.98	2.56	9,718	1.48	0.00	(h)	1.52	23
(2.89)	51.44	14.02	12,133	1.49	(0.06)		1.52	17
(1.35)	47.81	19.85	13,078	1.53	0.00	(h)	1.73	21
(3.07)	41.08	0.85	5,313	1.54	0.03	(f)	1.72	32
(4.86)	44.04	7.23	3,446	1.54	(0.08)		1.73	20

(3.45)	49.73	2.79	2,597	1.23	0.26		1.25	23
(3.16)	52.13	14.33	2,542	1.23	0.24		1.30	17
(1.48)	48.54	15.92	104	1.24	0.32		1.36	21

(3.57)	58.26	3.05	475	0.98	0.50		1.03	23
(3.14)	60.42	14.61	624	0.98	0.57		1.07	17
(1.50)	55.64	16.14	60	0.99	0.55		1.14	21

(3.70)	58.51	3.26	1,214,075	0.79	0.70		0.85	23
(3.22)	60.69	14.83	1,255,251	0.79	0.64		0.85	17
(1.51)	55.84	20.74	1,267,593	0.79	0.68		0.86	21
(3.37)	47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32
(5.16)	50.43	8.03	1,244,878	0.79	0.68		0.89	20

(3.73)	58.50	3.33	1,425,704	0.73	0.76		0.75	23
(3.25)	60.68	14.89	1,450,525	0.73	0.71		0.75	17
(1.54)	55.83	20.80	978,649	0.74	0.85		0.76	21
—	47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Small Cap Growth Fund
Class A
Year Ended June 30, 2019	$18.45	$(0.11)		$0.67	$0.56	$(2.01)
Year Ended June 30, 2018	14.81	(0.14	)(f)	5.11	4.97	(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)	1.77	1.66	(1.12)

Class C
Year Ended June 30, 2019	13.55	(0.14)		0.38	0.24	(2.01)
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)	1.40	1.26	(1.12)

Class I
Year Ended June 30, 2019	20.35	(0.08)		0.79	0.71	(2.01)
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)	1.90	1.82	(1.12)

Class L
Year Ended June 30, 2019	20.95	(0.05)		0.82	0.77	(2.01)
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)	1.94	1.88	(1.12)

Class R2
Year Ended June 30, 2019	17.84	(0.15)		0.63	0.48	(2.01)
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)	1.73	1.59	(1.12)

Class R3
Year Ended June 30, 2019	18.45	(0.10)		0.66	0.56	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	(1.33)

Class R4
Year Ended June 30, 2019	18.50	(0.07)		0.67	0.60	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	(1.33)

Class R5
Year Ended June 30, 2019	20.96	(0.07)		0.84	0.77	(2.01)
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	(0.46)

Class R6
Year Ended June 30, 2019	21.16	(0.03)		0.83	0.80	(2.01)
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)	1.95	1.90	(1.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.00	5.08%	$400,127	1.24%	(0.68)%		1.27%	58%
18.45	35.14	337,933	1.24	(0.83	)(f)	1.29	58
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(f)	1.42	50

11.78	4.51	58,288	1.74	(1.17)		1.77	58
13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(f)	1.87	50

19.05	5.36	289,094	0.99	(0.43)		1.02	58
20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(f)	1.16	50

19.71	5.51	568,539	0.84	(0.27)		0.86	58
20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(f)	0.95	50

16.31	4.79	26,011	1.49	(0.94)		1.52	58
17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(f)	1.72	50

17.00	5.08	1,072	1.24	(0.63)		1.37	58
18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

17.09	5.30	1,336	0.99	(0.39)		1.01	58
18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

19.72	5.50	13,817	0.84	(0.34)		0.86	58
20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

19.95	5.60	1,518,382	0.74	(0.16)		0.76	58
21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(f)	0.79	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Year Ended June 30, 2019	$30.42	$0.21		$(3.28)	$(3.07)	$(0.24)	$(3.46)	$(3.70)
Year Ended June 30, 2018	29.18	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)

Class C
Year Ended June 30, 2019	25.21	0.07		(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.02)	0.03	(0.11)	(1.34)	(1.45)

Class I
Year Ended June 30, 2019	32.25	0.31		(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)

Class R2
Year Ended June 30, 2019	30.13	0.15		(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)

Class R3
Year Ended June 30, 2019	30.38	0.23		(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (g) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
Year Ended June 30, 2019	32.21	0.30		(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (g) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Year Ended June 30, 2019	32.26	0.34		(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)

Class R6
Year Ended June 30, 2019	32.30	0.38		(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.65	(9.73)%	$193,505	1.24%	0.80%		1.26%	60%
30.42	11.41	336,054	1.24	0.67	(f)	1.30	39
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38

18.90	(10.18)	18,088	1.74	0.33		1.77	60
25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38

25.32	(9.49)	287,014	0.99	1.10		1.01	60
32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38

23.37	(9.94)	36,276	1.49	0.60		1.58	60
30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38

23.61	(9.72)	14,854	1.24	0.89		1.28	60
30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

25.28	(9.51)	436	0.99	1.10		1.04	60
32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

25.34	(9.35)	69,857	0.84	1.21		0.86	60
32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38

25.38	(9.25)	933,252	0.74	1.36		0.76	60
32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Year Ended June 30, 2019	$19.60	$0.03		$(1.81)	$(1.78)	$—	$(1.86)	$(1.86)
Year Ended June 30, 2018	18.10	—	(f)(g)	2.69	2.69	—	(1.19)	(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22	1.25	—	(0.54)	(0.54)

Class C
Year Ended June 30, 2019	18.70	(0.06)		(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09	)(g)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19	1.14	—	(0.54)	(0.54)

Class I
Year Ended June 30, 2019	20.05	0.07		(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05	(g)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24	1.32	(0.02)	(0.54)	(0.56)

Class L
Year Ended June 30, 2019	20.05	0.10		(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08	(g)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24	1.35	(0.04)	(0.54)	(0.58)

Class R2
Year Ended June 30, 2019	19.22	(0.01)		(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05	)(g)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20	1.19	—	(0.54)	(0.54)

Class R3
Year Ended June 30, 2019	19.50	0.04		(1.81)	(1.77)	— (f)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01	(g)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (i) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

Class R4
Year Ended June 30, 2019	19.98	0.08		(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05	(g)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Year Ended June 30, 2019	20.01	0.11		(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08	(g)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Year Ended June 30, 2019	20.07	0.12		(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10	(g)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24	1.36	(0.05)	(0.54)	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.96	(8.77)%	$136,432	1.22%	0.16%		1.22%	64%
19.60	15.40	210,050	1.22	0.00	(g)(h)	1.23	52
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49
16.96	7.98	240,064	1.25	0.21		1.40	56

15.06	(9.22)	28,451	1.72	(0.35)		1.73	64
18.70	14.85	45,633	1.73	(0.50	)(g)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49
16.46	7.47	45,202	1.75	(0.28)		1.88	56

16.40	(8.49)	273,370	0.96	0.41		0.96	64
20.05	15.73	433,317	0.96	0.27	(g)	0.97	52
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49
17.29	8.25	246,645	1.00	0.45		1.11	56

16.38	(8.42)	433,521	0.81	0.58		0.81	64
20.05	15.95	554,361	0.81	0.42	(g)	0.82	52
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49
17.28	8.49	352,036	0.82	0.64		0.94	56

15.58	(8.95)	44,064	1.47	(0.07)		1.49	64
19.22	15.13	49,715	1.48	(0.25	)(g)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49
16.77	7.66	17,846	1.50	(0.04)		1.66	56

15.87	(8.75)	23,887	1.21	0.23		1.21	64
19.50	15.49	17,655	1.21	0.04	(g)	1.21	52
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

16.32	(8.52)	6,313	0.97	0.45		0.98	64
19.98	15.73	5,773	1.01	0.28	(g)	1.04	52
18.44	13.24	794	1.00	0.89	(g)	1.07	53

16.34	(8.39)	11,770	0.81	0.64		0.81	64
20.01	15.83	6,491	0.85	0.43	(g)	0.86	52
18.45	13.44	145	0.83	0.51	(g)	0.90	53

16.40	(8.30)	435,139	0.71	0.70		0.72	64
20.07	16.05	455,851	0.71	0.53	(g)	0.72	52
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49
17.29	8.54	69,755	0.73	0.73		0.76	56

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Diversified
JPMorgan Small Cap Core Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on July 2, 2018 for JPMorgan Small Cap Blend Fund.

The investment objectives of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Core Fund (“Small Cap Core Fund”) and JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) are to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$385,918	$—		$—	(b)	$385,918

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$501,721	$—	(d)	$—		$501,721

Appreciation in Other Financial Instruments
Futures Contracts (e)	$241	$—		$—		$241

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Total Investments in Securities(e)	$6,466,074	$—		$—		$6,466,074

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$3,272,094	$—		$—	(b)	$3,272,094

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$1,660,230	$—	(d)	$—		$1,660,230

Appreciation in Other Financial Instruments
Futures Contracts (e)	$582	$—		$—		$582

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$1,494,517	$—	(d)	$—		$1,494,517

Appreciation in Other Financial Instruments
Futures Contracts (e)	$719	$—		$—		$719

(a)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	Amount rounds to less than one thousand.
(c)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	Value is zero.
(e)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.

There were no significant transfers into and out of level 3 for the year ended June 30, 2019.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2019 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$12,279	$46,007	$44,087
Ending Notional Balance Long	26,494	23,045	67,568

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs. At June 30, 2019, the value of outstanding securities on loan and the value of collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Small Cap Blend Fund	$36,058	$36,620	$36,620
Small Cap Core Fund	30,884	32,394	32,394
Small Cap Equity Fund	215,609	216,174	216,174
Small Cap Growth Fund	402,031	416,342	416,342
Small Cap Value Fund	90,492	93,269	93,269
U.S. Small Company Fund	124,171	131,292	131,292

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$36,058	$(36,058)	$—
Small Cap Core Fund	30,884	(30,884)	—
Small Cap Equity Fund	215,609	(215,609)	—
Small Cap Growth Fund	402,031	(402,031)	—
Small Cap Value Fund	90,492	(90,492)	—
U.S. Small Company Fund	124,171	(124,171)	—

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Small Cap Blend Fund	$4
Small Cap Core Fund	4
Small Cap Equity Fund	24
Small Cap Growth Fund	30
Small Cap Value Fund	13
U.S. Small Company Fund	13

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Small Cap Blend Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$39,753	$26,963	$—	(c)	$1	$12,791	12,786	$48		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	56,000	30,000	5	*	3	26,008	26,003	372	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	122,500	111,888	—		—	10,612	10,612	126	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	5,211	94,749	99,960	—		—	—	—	100		—

Total	$5,211	$313,002	$268,811	$5		$4	$49,411		$646		$—

Small Cap Core Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$170,805	$123,737	$1		$1	$47,070	47,051	$55		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	55,000	30,000	4	*	2	25,006	25,001	287	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	96,869	89,481	—		—	7,388	7,388	110	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	11,474	95,834	107,308	—		—	—	—	195		—

Total	$11,474	$418,508	$350,526	$5		$3	$79,464		$647		$—

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

Small Cap Equity Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$468,874	$214,159	$3		$25	$254,743	254,641	$1,596		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	635,000	458,000	38	*	16	177,054	177,019	2,726	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	594,683	555,563	—		—	39,120	39,120	720	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	354,263	899,078	1,253,341	—		—	—	—	3,954		—

Total	$354,263	$2,597,635	$2,481,063	$41		$41	$470,917		$8,996		$—

Small Cap Growth Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$301,436	$276,901	$5		$1	$24,541	24,531	$307		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	862,000	521,000	47	*	32	341,079	341,011	3,804	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	730,893	655,630	—		—	75,263	75,263	967	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	52,237	755,193	807,430	—		—	—	—	582		—

Total	$52,237	$2,649,522	$2,260,961	$52		$33	$440,883		$5,660		$—

Small Cap Value Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$122,233	$86,966	$2		$3	$35,272	35,257	$197		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	280,000	210,000	21	*	7	70,028	70,014	1,453	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	261,743	238,502	—		—	23,241	23,241	386	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	25,875	311,664	337,539	—		—	—	—	785		—

Total	$25,875	$975,640	$873,007	$23		$10	$128,541		$2,821		$—

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

U.S. Small Company Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$163,782	$124,888	$—	(c)	$2	$38,896	38,880	$142		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	256,000	150,000	21	*	11	106,032	106,011	1,568	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	313,376	288,116	—		—	25,260	25,260	410	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	65,468	364,123	429,591	—		—	—	—	677		—

Total	$65,468	$1,097,281	$992,595	$21		$13	$170,188		$2,797		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$17	$2	$4	n/a	n/a		n/a		n/a		n/a		$60		$83
Small Cap Core Fund
Transfer agency fees	2	1	2	n/a	$—	(a)	$3		$—	(a)	$7		—	(a)	15
Small Cap Equity Fund
Transfer agency fees	67	7	57	n/a	2		—	(a)	—	(a)	17		15		165
Small Cap Growth Fund
Transfer agency fees	44	3	10	$5	4		1		—	(a)	1		24		92
Small Cap Value Fund
Transfer agency fees	12	3	9	n/a	30		4		—	(a)	5		33		96
U.S. Small Company Fund
Transfer agency fees	18	6	11	10	13		1		1		—	(a)	22		82

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Blend Fund	$1,417		$659	$(2,076)
Small Cap Core Fund	—		(141)	141
Small Cap Equity Fund	—	(a)	(6,325)	6,325
Small Cap Growth Fund	53,997		14,367	(68,364)
Small Cap Value Fund	—	(a)	(965)	965
U.S. Small Company Fund	—	(a)	(722)	722

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to investments in partnerships, investments in PFICs, net operating losses, non-taxable dividends and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$52	$2
Small Cap Core Fund	4	—
Small Cap Equity Fund	10	—	(a)
Small Cap Growth Fund	156	—	(a)
Small Cap Value Fund	6	—
U.S. Small Company Fund	6	1

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation,

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Small Cap Blend Fund	1.24%	1.74%	0.99%	n/a	n/a	n/a	n/a	n/a	0.74%
Small Cap Core Fund	1.24	1.74	0.99	n/a	1.49%	1.24%	0.99%	0.80%	0.74
Small Cap Equity Fund	1.24	1.74	0.99	n/a	1.49	1.24	0.99	0.80	0.74
Small Cap Growth Fund	1.24	1.74	0.99	0.85%	1.49	1.24	0.99	0.84	0.74
Small Cap Value Fund	1.24	1.74	0.99	n/a	1.49	1.24	0.99	0.84	0.74
U.S. Small Company Fund	1.26	1.76	1.01	0.83	1.51	1.26	1.01	0.86	0.76

The expense limitation agreements were in effect for the year ended June 30, 2019. The contractual expense limitation percentages are in place until at least October 31, 2019.

For the year ended June 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$184	$118	$19	$321	$59
Small Cap Core Fund	178	118	98	394	3
Small Cap Equity Fund	257	171	629	1,057	12
Small Cap Growth Fund	330	216	63	609	24
Small Cap Value Fund	162	105	59	326	27
U.S. Small Company Fund	—	—	9	9	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2019 was as follows (amounts in thousands):

Small Cap Blend Fund	$13
Small Cap Core Fund	22
Small Cap Equity Fund	516
Small Cap Growth Fund	83
Small Cap Value Fund	90
U.S. Small Company Fund	81

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2019, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$313,489	$196,702
Small Cap Core Fund	375,606	241,397
Small Cap Equity Fund	1,425,384	2,047,280
Small Cap Growth Fund	1,970,258	1,440,483
Small Cap Value Fund	992,256	1,180,227
U.S. Small Company Fund	975,427	1,213,164

During the year ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$346,214	$57,197	$17,493	$39,704
Small Cap Core Fund	461,508	64,606	24,152	40,454
Small Cap Equity Fund	4,623,882	2,003,356	161,164	1,842,192
Small Cap Growth Fund	2,735,686	696,777	160,369	536,408
Small Cap Value Fund	1,488,669	290,977	118,834	172,143
U.S. Small Company Fund	1,344,767	245,109	94,640	150,469

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$8,571	$50,655	$59,226
Small Cap Core Fund	6,092	18,104	24,196
Small Cap Equity Fund	36,602	374,705	411,307
Small Cap Growth Fund	53,918	194,078	247,996
Small Cap Value Fund	27,972	191,083	219,055
U.S. Small Company Fund	59,623	102,260	161,883

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$1,346	$20,060	$21,406
Small Cap Core Fund	3,556	17,269	20,825
Small Cap Equity Fund	125,515	224,115	349,630
Small Cap Growth Fund	563	111,200	111,763
Small Cap Value Fund	19,757	110,341	130,098
U.S. Small Company Fund	17,257	98,178	115,435

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$483	$11,863	$39,704
Small Cap Core Fund	1,211	16,579	40,454
Small Cap Equity Fund	13,386	201,208	1,842,192
Small Cap Growth Fund	7,005	166,088	536,408
Small Cap Value Fund	1,531	69,409	172,143
U.S. Small Company Fund	4,142	518	150,469

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, wash sale loss deferrals, non-taxable dividends, post-October capital loss deferrals and late year ordinary loss deferrals.

At June 30, 2019, the Funds did not have any capital loss carryforwards.

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of Funds’ next taxable year. For the year ended June 30, 2019, the following Funds deferred to July 1, 2019 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term	Late Year Ordinary Loss Deferral
Small Cap Blend Fund	$1,287	$—	$—
Small Cap Core Fund	3,995	—	—
Small Cap Equity Fund	31,929	—	—
Small Cap Growth Fund	23,715	—	2,937
Small Cap Value Fund	55,298	—	—
U.S. Small Company Fund	58,563	(32,278)	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2019.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The Funds did not utilize the Credit Facility during the year ended June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2019, the Funds had individual shareholder and/or non-affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	3	67.8%
Small Cap Core Fund	2	47.7
Small Cap Equity Fund	1	24.8
Small Cap Growth Fund	1	14.8
Small Cap Value Fund	1	14.6
U.S. Small Company Fund	2	32.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2019, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Growth Fund	n/a	12.1%
Small Cap Value Fund	10.8%	20.9

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

8. Subscription in-kind

On April 3, 2019, certain shareholders purchased Class R6 Shares of U.S. Small Company Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

Value	Type
$13,799	Subscription in-kind

9. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (two of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	87

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	89

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	91

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,203.90	$6.72	1.23%
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,201.10	9.44	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,205.60	5.36	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R6
Actual	1,000.00	1,207.30	4.05	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Core Fund
Class A
Actual	1,000.00	1,161.50	6.59	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,158.70	9.26	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,162.90	5.26	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R2
Actual	1,000.00	1,160.10	7.93	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,161.30	6.59	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23

92	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Core Fund (continued)
Class R4
Actual	$1,000.00	$1,162.80	$5.26	0.98%
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,164.20	4.24	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,164.20	3.92	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73

JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,196.50	6.70	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,193.60	9.41	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,197.70	5.34	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R2
Actual	1,000.00	1,194.90	8.05	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,196.30	6.70	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class R4
Actual	1,000.00	1,197.80	5.34	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,199.00	4.31	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,199.30	3.98	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73

JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,266.80	6.97	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,263.90	9.77	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,269.20	5.57	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	1,269.20	4.73	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R2
Actual	1,000.00	1,265.30	8.37	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,266.80	6.97	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	93

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Growth Fund (continued)
Class R4
Actual	$1,000.00	$1,268.70	$5.57	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,269.80	4.73	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,270.70	4.17	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,110.40	6.44	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,107.70	9.04	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,111.90	5.13	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R2
Actual	1,000.00	1,109.40	7.74	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,110.80	6.44	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class R4
Actual	1,000.00	1,111.60	5.13	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,112.60	4.35	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R6
Actual	1,000.00	1,113.50	3.88	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	1,115.30	6.35	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class C
Actual	1,000.00	1,113.10	9.01	1.72
Hypothetical	1,000.00	1,016.27	8.60	1.72
Class I
Actual	1,000.00	1,117.20	5.04	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class L
Actual	1,000.00	1,118.10	4.25	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R2
Actual	1,000.00	1,114.40	7.71	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class R3
Actual	1,000.00	1,116.00	6.35	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21

94	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund (continued)
Class R4
Actual	$1,000.00	$1,117.80	$5.09	0.97%
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class R5
Actual	1,000.00	1,117.60	4.25	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R6
Actual	1,000.00	1,118.70	3.73	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	95

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019:

Dividends Received Deduction
JPMorgan Small Cap Blend Fund	28.09%
JPMorgan Small Cap Core Fund	49.63
JPMorgan Small Cap Equity Fund	100.00
JPMorgan Small Cap Growth Fund	19.05
JPMorgan Small Cap Value Fund	79.92
JPMorgan U.S. Small Company Fund	24.14

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Small Cap Blend Fund	$52,037
JPMorgan Small Cap Core Fund	18,104
JPMorgan Small Cap Equity Fund	374,705
JPMorgan Small Cap Growth Fund	218,147
JPMorgan Small Cap Value Fund	191,083
JPMorgan U.S. Small Company Fund	102,260

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Qualified Dividend Income
JPMorgan Small Cap Blend Fund	$2,412
JPMorgan Small Cap Core Fund	3,372
JPMorgan Small Cap Equity Fund	36,602
JPMorgan Small Cap Growth Fund	10,156
JPMorgan Small Cap Value Fund	23,143
JPMorgan U.S. Small Company Fund	14,725

96	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-SC-619

Annual Report

JPMorgan SmartRetirement® Funds

June 30, 2019

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

JPMorgan SmartRetirement® 2060 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement® Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2019
JPMorgan SmartRetirement® Income Fund	5.91%	5.92%	S&P Target Date Retirement Income Index	$3,331,131,567

JPMorgan SmartRetirement® 2020 Fund	5.99%	5.79%	S&P Target Date 2020 Index	$5,803,221,190

JPMorgan SmartRetirement® 2025 Fund	6.01%	5.70%	S&P Target Date 2025 Index	$7,241,027,035

JPMorgan SmartRetirement® 2030 Fund	6.09%	5.56%	S&P Target Date 2030 Index	$7,973,782,828

JPMorgan SmartRetirement® 2035 Fund	5.47%	5.36%	S&P Target Date 2035 Index	$6,222,819,688

JPMorgan SmartRetirement® 2040 Fund	5.48%	5.26%	S&P Target Date 2040 Index	$6,139,375,672

JPMorgan SmartRetirement® 2045 Fund	5.45%	5.15%	S&P Target Date 2045 Index	$4,373,706,653

JPMorgan SmartRetirement® 2050 Fund	5.45%	5.04%	S&P Target Date 2050 Index	$3,936,188,440

JPMorgan SmartRetirement® 2055 Fund	5.33%	5.03%	S&P Target Date 2055 Index	$1,800,933,514

JPMorgan SmartRetirement® 2060 Fund	5.48%	5.12%	S&P Target Date 2060+ Index	$169,729,097

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund are based on Class I Shares. The remaining JPMorgan SmartRetirement Funds’ returns are based on Class R5 Shares.

2	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement Income Fund
Fixed Income	65.9%
U.S. Equity	18.5
International Equity	12.3
Alternative Assets	2.0
Short-Term Investments	1.1
U.S. Treasury Obligations	0.2

JPMorgan SmartRetirement 2020 Fund
Fixed Income	60.0%
U.S. Equity	21.9
International Equity	14.8
Alternative Assets	2.4
Short-Term Investments	0.7
U.S. Treasury Obligations	0.2

JPMorgan SmartRetirement 2025 Fund
Fixed Income	46.9%
U.S. Equity	27.6
International Equity	20.6
Alternative Assets	3.2
Short-Term Investments	1.4
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement 2030 Fund
U.S. Equity	34.4%
Fixed Income	34.4
International Equity	25.8
Alternative Assets	3.9
Short-Term Investments	1.2
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement 2035 Fund
U.S. Equity	38.4%
International Equity	28.3
Fixed Income	26.3
Alternative Assets	4.6
Short-Term Investments	1.9
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement 2040 Fund
U.S. Equity	43.0%
International Equity	32.3
Fixed Income	17.2
Alternative Assets	5.2
Short-Term Investments	1.7
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement 2045 Fund
U.S. Equity	45.4%
International Equity	33.5
Fixed Income	12.9
Alternative Assets	5.5
Short-Term Investments	2.2
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement 2050 Fund
U.S. Equity	45.3%
International Equity	32.9
Fixed Income	13.1
Alternative Assets	5.5
Short-Term Investments	2.7
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement 2055 Fund
U.S. Equity	44.9%
International Equity	31.4
Fixed Income	12.6
Alternative Assets	5.3
Short-Term Investments	5.3
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement 2060 Fund
U.S. Equity	44.0%
International Equity	26.8
Fixed Income	15.2
Short-Term Investments	8.2
Alternative Assets	4.9
U.S. Treasury Obligations	0.9

*	The percentages indicated are based on total investments as of June 30, 2019. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period. Bond markets also generally provided positive returns, particularly in emerging markets and U.S. corporate debt.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Prices for emerging markets debt and high yield bonds (also known as junk bonds) benefitted from investor demand for higher yields in fixed income markets. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets as well as emerging markets dropping by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks. Within fixed income, emerging markets debt largely outperformed both U.S. investment grade debt and high yield bonds (also known as junk bonds) for the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Nine of the JPMorgan SmartRetirement Funds (Class I Shares or Class R5 Shares) (the “Funds”) outperformed their respective S&P Target Date indexes (the “benchmarks”) for the twelve months ended June 30, 2019. The JPMorgan SmartRetirement Income Fund underperformed its benchmark for the reporting period.

In terms of manager selection, the Funds’ investments in the JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan Realty Income Fund and JPMorgan Mid Cap Equity Fund were leading contributors to relative performance. The Fund’s investments in JPMorgan Intrepid America Fund, JPMorgan International Advantage Fund detracted from relative performance.

The Funds’ higher strategic allocations to emerging markets debt and real estate investment trusts were leading contributors to performance, while their decreased strategic allocations to U.S. large cap equity and their increased allocations to emerging markets equity and international developed markets equity detracted from performance. From a tactical perspective, the Funds’ overweight allocations to U.S. large cap equity contributed to performance, while the Funds’ allocation to emerging markets equity and its allocation to cash, in the form of short-term money market securities, detracted from performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		0.88%	2.91%	6.07%
Without Sales Charge		5.65	3.86	6.56
CLASS C SHARES	May 15, 2006
With CDSC**		4.02	3.19	5.88
Without CDSC		5.02	3.19	5.88
CLASS I SHARES	May 15, 2006	5.83	3.97	6.67
CLASS R2 SHARES	November 3, 2008	5.24	3.51	6.26
CLASS R3 SHARES	September 9, 2016	5.51	3.75	6.50
CLASS R4 SHARES	September 9, 2016	5.78	3.93	6.65
CLASS R5 SHARES	May 15, 2006	5.91	4.08	6.81
CLASS R6 SHARES	November 3, 2014	6.02	4.16	6.85

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date

Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		0.99%	3.79%	8.35%
Without Sales Charge		5.74	4.75	8.86
CLASS C SHARES	May 15, 2006
With CDSC**		4.08	4.08	8.16
Without CDSC		5.08	4.08	8.16
CLASS I SHARES	May 15, 2006	5.88	4.86	8.98
CLASS R2 SHARES	November 3, 2008	5.27	4.41	8.55
CLASS R3 SHARES	September 9, 2016	5.51	4.64	8.80
CLASS R4 SHARES	September 9, 2016	5.86	4.83	8.96
CLASS R5 SHARES	May 15, 2006	5.99	4.99	9.13
CLASS R6 SHARES	November 3, 2014	6.04	5.08	9.17

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		1.06%	4.30%	9.17%
Without Sales Charge		5.80	5.27	9.68
CLASS C SHARES	July 31, 2007
With CDSC**		4.20	4.61	8.97
Without CDSC		5.20	4.61	8.97
CLASS I SHARES	July 31, 2007	6.01	5.39	9.80
CLASS R2 SHARES	November 3, 2008	5.42	4.94	9.36
CLASS R3 SHARES	September 9, 2016	5.72	5.19	9.64
CLASS R4 SHARES	September 9, 2016	5.95	5.36	9.78
CLASS R5 SHARES	July 31, 2007	6.13	5.53	9.94
CLASS R6 SHARES	November 3, 2014	6.24	5.61	9.99

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was com prised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		1.06%	4.75%	9.82%
Without Sales Charge		5.82	5.71	10.33
CLASS C SHARES	May 15, 2006
With CDSC**		4.21	5.05	9.64
Without CDSC		5.21	5.05	9.64
CLASS I SHARES	May 15, 2006	6.02	5.84	10.46
CLASS R2 SHARES	November 3, 2008	5.39	5.38	10.02
CLASS R3 SHARES	September 9, 2016	5.72	5.63	10.29
CLASS R4 SHARES	September 9, 2016	5.97	5.82	10.45
CLASS R5 SHARES	May 15, 2006	6.09	5.97	10.61
CLASS R6 SHARES	November 3, 2014	6.24	6.06	10.65

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		0.54%	4.86%	10.18%
Without Sales Charge		5.27	5.82	10.69
CLASS C SHARES	July 31, 2007
With CDSC**		3.71	5.17	9.99
Without CDSC		4.71	5.17	9.99
CLASS I SHARES	July 31, 2007	5.47	5.97	10.83
CLASS R2 SHARES	November 3, 2008	4.89	5.50	10.39
CLASS R3 SHARES	September 9, 2016	5.14	5.73	10.64
CLASS R4 SHARES	September 9, 2016	5.41	5.95	10.82
CLASS R5 SHARES	July 31, 2007	5.59	6.10	10.98
CLASS R6 SHARES	November 3, 2014	5.70	6.19	11.03

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strat egies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		0.44%	5.13%	10.45%
Without Sales Charge		5.15	6.10	10.96
CLASS C SHARES	May 15, 2006
With CDSC**		3.59	5.44	10.26
Without CDSC		4.59	5.44	10.26
CLASS I SHARES	May 15, 2006	5.36	6.23	11.08
CLASS R2 SHARES	November 3, 2008	4.79	5.78	10.65
CLASS R3 SHARES	September 9, 2016	5.02	6.01	10.92
CLASS R4 SHARES	September 9, 2016	5.36	6.21	11.08
CLASS R5 SHARES	May 15, 2006	5.48	6.37	11.25
CLASS R6 SHARES	November 3, 2014	5.58	6.45	11.29

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		0.45%	5.17%	10.44%
Without Sales Charge		5.17	6.15	10.95
CLASS C SHARES	July 31, 2007
With CDSC**		3.58	5.49	10.25
Without CDSC		4.58	5.49	10.25
CLASS I SHARES	July 31, 2007	5.32	6.28	11.07
CLASS R2 SHARES	November 3, 2008	4.75	5.82	10.63
CLASS R3 SHARES	September 9, 2016	5.05	6.07	10.91
CLASS R4 SHARES	September 9, 2016	5.28	6.25	11.06
CLASS R5 SHARES	July 31, 2007	5.45	6.42	11.23
CLASS R6 SHARES	November 3, 2014	5.60	6.50	11.27

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		0.45%	5.17%	10.49%
Without Sales Charge		5.17	6.15	10.99
CLASS C SHARES	July 31, 2007
With CDSC**		3.54	5.48	10.29
Without CDSC		4.54	5.48	10.29
CLASS I SHARES	July 31, 2007	5.33	6.28	11.13
CLASS R2 SHARES	November 3, 2008	4.76	5.82	10.68
CLASS R3 SHARES	September 9, 2016	5.06	6.06	10.94
CLASS R4 SHARES	September 9, 2016	5.27	6.25	11.11
CLASS R5 SHARES	July 31, 2007	5.45	6.41	11.27
CLASS R6 SHARES	November 3, 2014	5.55	6.50	11.32

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Average from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2050 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
With Sales Charge*		0.43%	5.17%	8.71%
Without Sales Charge		5.17	6.14	9.39
CLASS C SHARES	January 31, 2012
With CDSC**		3.56	5.47	8.70
Without CDSC		4.56	5.47	8.70
CLASS I SHARES	January 31, 2012	5.33	6.27	9.52
CLASS R2 SHARES	January 31, 2012	4.80	5.82	9.08
CLASS R3 SHARES	September 9, 2016	5.06	6.06	9.33
CLASS R4 SHARES	September 9, 2016	5.33	6.25	9.51
CLASS R5 SHARES	January 31, 2012	5.46	6.41	9.67
CLASS R6 SHARES	November 3, 2014	5.60	6.50	9.73

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055 Funds Average from January 31, 2012 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2055 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge*		0.51%	7.57%
Without Sales Charge		5.27	9.35
CLASS C SHARES	August 31, 2016
With CDSC**		3.65	8.69
Without CDSC		4.65	8.69
CLASS I SHARES	August 31, 2016	5.48	9.51
CLASS R2 SHARES	August 31, 2016	4.91	8.97
CLASS R3 SHARES	September 9, 2016	5.18	9.20
CLASS R4 SHARES	September 9, 2016	5.47	9.49
CLASS R5 SHARES	August 31, 2016	5.60	9.64
CLASS R6 SHARES	August 31, 2016	5.69	9.76

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2060 Fund, the S&P Target Date 2060+ Index and the Lipper Mixed-Asset Target 2060 Funds Average from August 31, 2016 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060+ Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2060 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2060 Funds Average is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimburse ments, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 93.7%

Alternative Assets — 1.9%

JPMorgan Realty Income Fund Class R6 Shares (a)	4,475,135	64,799,953

Fixed Income — 61.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	76,967,873	907,451,228

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	44,957,073	378,088,985

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,664,994	62,776,300

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,647,726	62,787,834

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	7,812,835	71,409,310

JPMorgan High Yield Fund Class R6 Shares (a)	38,600,539	279,081,897

JPMorgan Income Fund Class R6 Shares (a)	2,679,020	25,584,642

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	16,073,252	164,590,102

JPMorgan Managed Income Fund Class L Shares (a)	5,143,287	51,690,031

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	5,327,612	50,998,568

Total Fixed Income		2,054,458,897

International Equity — 12.0%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	2,146,630	27,648,593

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,017,876	61,081,107

JPMorgan International Advantage Fund Class R6 Shares (a)	5,534,887	112,192,154

JPMorgan International Equity Fund Class R6 Shares (a)	7,145,493	123,831,393

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	4,142,499	73,405,087

Total International Equity		398,158,334

U.S. Equity — 18.1%

JPMorgan Equity Income Fund Class R6 Shares (a)	2,776,452	50,364,837

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	3,490,166	80,797,352

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	821,056	42,210,505

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	244,186	14,284,873

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	616,959	12,308,326

JPMorgan Small Cap Value Fund Class R6 Shares (a)	455,266	11,554,656

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan U.S. Equity Fund Class R6 Shares (a)	10,615,654	169,532,001

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	5,259,456	145,266,175

JPMorgan Value Advantage Fund Class R6 Shares (a)	2,128,539	75,924,987

Total U.S. Equity		602,243,712

Total Investment Companies (Cost $2,730,976,123)		3,119,660,896

Exchange Traded Funds — 2.6%

Fixed Income — 2.6%

iShares TIPS Bond ETF (Cost $83,112,840)	745,560	86,104,724

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.2%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $8,263,621)	8,290,000	8,286,762

	SHARES
Short-Term Investments — 1.0%

Investment Companies — 1.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $34,668,001)	34,668,001	34,668,001

Total Investments — 97.5% (Cost $2,857,020,585)		3,248,720,383
Other Assets Less Liabilities — 2.5%		82,411,184

NET ASSETS — 100.0%		3,331,131,567

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange Traded Fund
TIPS	Treasury Inflation Protected Security

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	51	09/2019	USD	7,507,200	121,834

U.S. Treasury 10 Year Note	260	09/2019	USD	33,255,625	692,154

					813,988

Short Contracts

Hang Seng Index	(53)	07/2019	HKD	(9,674,609)	(117,165)

EURO STOXX 50 Index	(695)	09/2019	EUR	(27,378,338)	(535,275)

MSCI Emerging Markets E-Mini Index	(101)	09/2019	USD	(5,321,690)	(243,839)

Russell 2000 E-Mini Index	(65)	09/2019	USD	(5,095,025)	(92,520)

					(988,799)

					(174,811)

Abbreviations

EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 95.4%

Alternative Assets — 2.3%

JPMorgan Realty Income Fund Class R6 Shares (a)	9,364,041	135,591,311

Fixed Income — 57.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	132,048,162	1,556,847,833

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	72,680,020	611,238,968

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,178,612	99,742,831

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	13,243,019	108,725,183

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	10,203,202	93,257,264

JPMorgan High Yield Fund Class R6 Shares (a)	62,635,159	452,852,202

JPMorgan Income Fund Class R6 Shares (a)	4,399,854	42,018,609

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	20,978,896	214,823,892

JPMorgan Managed Income Fund Class L Shares (a)	4,526,128	45,487,587

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	8,967,307	85,839,542

Total Fixed Income		3,310,833,911

International Equity — 14.5%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	4,013,345	51,691,883

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	4,365,618	132,147,254

JPMorgan International Advantage Fund Class R6 Shares (a)	11,550,455	234,127,717

JPMorgan International Equity Fund Class R6 Shares (a)	14,921,111	258,582,853

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	9,424,384	167,000,088

Total International Equity		843,549,795

U.S. Equity — 21.5%

JPMorgan Equity Income Fund Class R6 Shares (a)	6,969,142	126,420,227

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	7,349,946	170,151,242

JPMorgan Intrepid America Fund Class R6 Shares (a)	27,466	1,020,927

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	1,638,577	84,239,241

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	491,583	28,757,598

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,527,818	30,479,964

JPMorgan Small Cap Value Fund Class R6 Shares (a)	995,954	25,277,316

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan U.S. Equity Fund Class R6 Shares (a)	22,047,969	352,106,071

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	10,140,083	280,069,088

JPMorgan Value Advantage Fund Class R6 Shares (a)	4,175,442	148,938,009

Total U.S. Equity		1,247,459,683

Total Investment Companies (Cost $4,841,069,869)		5,537,434,700

Exchange Traded Funds — 2.0%

Fixed Income — 2.0%

iShares TIPS Bond ETF (Cost $109,115,031)	973,715	112,454,345

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.2%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $13,237,757)	13,280,000	13,274,813

	SHARES
Short-Term Investments — 0.7%

Investment Companies — 0.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $40,797,442)	40,797,442	40,797,442

Total Investments — 98.3% (Cost $5,004,220,099)		5,703,961,300
Other Assets Less Liabilities — 1.7%		99,259,890

NET ASSETS — 100.0%		5,803,221,190

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange Traded Fund
TIPS	Treasury Inflation Protected Security

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	104	09/2019	USD	15,308,800	252,589

U.S. Treasury 10 Year Note	358	09/2019	USD	45,790,438	953,048

					1,205,637

Short Contracts

Hang Seng Index	(93)	07/2019	HKD	(16,976,201)	(205,585)

EURO STOXX 50 Index	(1,218)	09/2019	EUR	(47,981,031)	(938,076)

MSCI EAFE E-Mini Index	(80)	09/2019	USD	(7,694,000)	(214,766)

MSCI Emerging Markets E-Mini Index	(27)	09/2019	USD	(1,422,630)	(65,186)

Russell 2000 E-Mini Index	(127)	09/2019	USD	(9,954,895)	(180,770)

					(1,604,383)

					(398,746)

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 97.1%

Alternative Assets — 3.2%

JPMorgan Realty Income Fund Class R6 Shares (a)	15,821,218	229,091,239

Fixed Income — 46.0%

JPMorgan Core Bond Fund Class R6 Shares (a)	146,792,967	1,730,689,076

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	77,436,481	651,240,803

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,162,491	115,990,800

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	12,751,480	104,689,649

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	3,180,035	29,065,521

JPMorgan High Yield Fund Class R6 Shares (a)	64,879,325	469,077,523

JPMorgan Income Fund Class R6 Shares (a)	4,692,853	44,816,744

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	8,078,550	82,724,354

JPMorgan Managed Income Fund Class L Shares (a)	902,784	9,072,977

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	9,752,262	93,353,529

Total Fixed Income		3,330,720,976

International Equity — 20.4%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	8,799,488	113,337,411

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	7,608,514	230,309,716

JPMorgan International Advantage Fund Class R6 Shares (a)	19,119,374	387,549,719

JPMorgan International Equity Fund Class R6 Shares (a)	24,657,148	427,308,381

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	18,140,369	321,447,332

Total International Equity		1,479,952,559

U.S. Equity — 27.5%

JPMorgan Equity Income Fund Class R6 Shares (a)	11,171,196	202,645,493

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	11,464,369	265,400,139

JPMorgan Intrepid America Fund Class R6 Shares (a)	1,986,862	73,851,654

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	2,820,071	144,979,866

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	668,167	39,087,783

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	2,221,510	44,319,127

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,777,505	45,113,083

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan U.S. Equity Fund Class R6 Shares (a)	34,530,887	551,458,265

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	13,976,317	386,025,870

JPMorgan Value Advantage Fund Class R6 Shares (a)	6,633,648	236,622,235

Total U.S. Equity		1,989,503,515

Total Investment Companies (Cost $6,216,442,582)		7,029,268,289

Exchange Traded Funds — 0.6%

Fixed Income — 0.6%

iShares TIPS Bond ETF (Cost $43,500,612)	386,668	44,656,287

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $22,216,996)	22,288,000	22,279,294

	SHARES
Short-Term Investments — 1.4%

Investment Companies — 1.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $104,320,950)	104,320,950	104,320,950

Total Investments — 99.4% (Cost $6,386,481,140)		7,200,524,820
Other Assets Less Liabilities — 0.6%		40,502,215

NET ASSETS — 100.0%		7,241,027,035

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange Traded Fund
TIPS	Treasury Inflation Protected Security

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

Russell 2000 E-Mini Index	17	09/2019	USD	1,332,545	24,118

S&P 500 E-Mini Index	1,010	09/2019	USD	148,672,000	2,324,670

U.S. Treasury 10 Year Note	613	09/2019	USD	78,406,531	1,631,893

					3,980,681

Short Contracts

Hang Seng Index	(109)	07/2019	HKD	(19,896,837)	(240,945)

EURO STOXX 50 Index	(1,490)	09/2019	EUR	(58,696,006)	(1,147,567)

MSCI EAFE E-Mini Index	(29)	09/2019	USD	(2,789,075)	(77,855)

MSCI Emerging Markets E-Mini Index	(196)	09/2019	USD	(10,327,240)	(473,191)

					(1,939,558)

					2,041,123

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 98.0%

Alternative Assets — 3.9%

JPMorgan Realty Income Fund Class R6 Shares (a)	21,274,940	308,061,126

Fixed Income — 34.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	122,577,647	1,445,190,460

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	66,488,944	559,172,022

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,759,923	104,503,766

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	11,299,036	92,765,083

JPMorgan High Yield Fund Class R6 Shares (a)	60,629,156	438,348,795

JPMorgan Managed Income Fund Class L Shares (a)	775,574	7,794,522

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	8,269,187	79,156,794

Total Fixed Income		2,726,931,442

International Equity — 25.7%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	12,599,896	162,286,665

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	10,514,135	318,262,856

JPMorgan International Advantage Fund Class R6 Shares (a)	26,126,940	529,593,076

JPMorgan International Equity Fund Class R6 Shares (a)	33,585,100	582,029,781

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	25,946,830	459,777,822

Total International Equity		2,051,950,200

U.S. Equity — 34.2%

JPMorgan Equity Income Fund Class R6 Shares (a)	13,955,665	253,155,763

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	16,009,617	370,622,625

JPMorgan Intrepid America Fund Class R6 Shares (a)	3,389,772	125,997,830

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	4,093,713	210,457,767

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,085,316	63,490,958

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	2,738,080	54,624,690

JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,135,717	54,204,500

JPMorgan U.S. Equity Fund Class R6 Shares (a)	46,009,018	734,764,011

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	18,594,034	513,567,212

JPMorgan Value Advantage Fund Class R6 Shares (a)	9,729,475	347,050,389

Total U.S. Equity		2,727,935,745

Total Investment Companies (Cost $6,646,063,592)		7,814,878,513

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $22,650,598)	22,723,000	22,714,124

	SHARES
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $94,172,493)	94,172,493	94,172,493

Total Investments — 99.5% (Cost $6,762,886,683)		7,931,765,130
Other Assets Less Liabilities — 0.5%		42,017,698

NET ASSETS — 100.0%		7,973,782,828

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	1,184	09/2019	USD	174,284,800	2,718,947

U.S. Treasury 10 Year Note	516	09/2019	USD	65,999,625	1,373,662

					4,092,609

Short Contracts

Hang Seng Index	(119)	07/2019	HKD	(21,722,235)	(263,050)

EURO STOXX 50 Index	(1,633)	09/2019	EUR	(64,329,247)	(1,257,702)

MSCI EAFE E-Mini Index	(337)	09/2019	USD	(32,410,975)	(904,698)

MSCI Emerging Markets E-Mini Index	(369)	09/2019	USD	(19,442,610)	(890,859)

Russell 2000 E-Mini Index	(56)	09/2019	USD	(4,389,560)	(79,709)

					(3,396,018)

					696,591

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 98.0%

Alternative Assets — 4.6%

JPMorgan Realty Income Fund Class R6 Shares (a)	19,702,802	285,296,579

Fixed Income — 26.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	51,667,274	609,157,163

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	55,509,925	466,838,465

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,434,695	60,890,149

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,221,708	59,290,220

JPMorgan High Yield Fund Class R6 Shares (a)	38,127,962	275,665,167

JPMorgan Managed Income Fund Class L Shares (a)	17,064,313	171,496,347

Total Fixed Income		1,643,337,511

International Equity — 28.4%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	11,933,200	153,699,613

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	6,261,947	189,549,144

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	548,921	9,183,446

JPMorgan International Advantage Fund Class R6 Shares (a)	23,469,915	475,735,183

JPMorgan International Equity Fund Class R6 Shares (a)	28,745,156	498,153,557

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	25,010,722	443,189,994

Total International Equity		1,769,510,937

U.S. Equity — 38.6%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	16,383,468	379,277,274

JPMorgan Intrepid America Fund Class R6 Shares (a)	5,048,148	187,639,643

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	3,963,476	203,762,300

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	779,439	45,597,152

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	2,406,063	48,000,963

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,829,116	46,422,960

JPMorgan U.S. Equity Fund Class R6 Shares (a)	32,756,376	523,119,330

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	21,483,321	593,369,325

JPMorgan Value Advantage Fund Class R6 Shares (a)	10,418,178	371,616,398

Total U.S. Equity		2,398,805,345

Total Investment Companies (Cost $5,249,114,973)		6,096,950,372

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $33,050,782)	33,156,200	33,143,249

	SHARES
Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $116,402,263)	116,402,263	116,402,263

Total Investments — 100.4% (Cost $5,398,568,018)		6,246,495,884
Liabilities in Excess of Other Assets — (0.4)%		(23,676,196)

NET ASSETS — 100.0%		6,222,819,688

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI Emerging Markets E-Mini Index	1,355	09/2019	USD	71,394,950	3,140,795

S&P 500 E-Mini Index	1,830	09/2019	USD	269,376,000	4,161,532

					7,302,327

Short Contracts

Hang Seng Index	(183)	07/2019	HKD	(33,404,782)	(404,497)

EURO STOXX 50 Index	(2,552)	09/2019	EUR	(100,531,683)	(1,965,488)

MSCI EAFE E-Mini Index	(175)	09/2019	USD	(16,830,625)	(469,797)

Russell 2000 E-Mini Index	(419)	09/2019	USD	(32,843,315)	(601,801)

					(3,441,583)

					3,860,744

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 97.9%

Alternative Assets — 5.2%

JPMorgan Realty Income Fund Class R6 Shares (a)	22,082,611	319,756,201

Fixed Income — 17.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	24,377,652	287,412,519

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	34,134,030	287,067,194

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,199,454	42,583,527

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	5,058,801	41,532,758

JPMorgan High Yield Fund Class R6 Shares (a)	31,660,485	228,905,304

JPMorgan Managed Income Fund Class L Shares (a)	17,116,862	172,024,459

Total Fixed Income		1,059,525,761

International Equity — 32.4%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	14,371,155	185,100,474

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	6,997,843	211,824,704

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	601,520	10,063,421

JPMorgan International Advantage Fund Class R6 Shares (a)	25,799,039	522,946,511

JPMorgan International Equity Fund Class R6 Shares (a)	31,756,000	550,331,481

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	28,625,684	507,247,125

Total International Equity		1,987,513,716

U.S. Equity — 43.1%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	18,088,601	418,751,115

JPMorgan Intrepid America Fund Class R6 Shares (a)	6,131,521	227,908,643

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	4,075,062	209,498,955

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	928,383	54,310,411

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	2,831,687	56,492,148

JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,167,533	55,011,995

JPMorgan U.S. Equity Fund Class R6 Shares (a)	35,222,839	562,508,736

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	23,578,180	651,229,327

JPMorgan Value Advantage Fund Class R6 Shares (a)	11,432,971	407,814,060

Total U.S. Equity		2,643,525,390

Total Investment Companies (Cost $4,966,744,288)		6,010,321,068

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $33,784,540)	33,892,000	33,878,761

	SHARES
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $102,799,468)	102,799,468	102,799,468

Total Investments — 100.1% (Cost $5,103,328,296)		6,146,999,297
Liabilities in Excess of Other Assets — (0.1)%		(7,623,625)

NET ASSETS — 100.0%		6,139,375,672

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI Emerging Markets E-Mini Index	1,225	09/2019	USD	64,545,250	2,839,464

S&P 500 E-Mini Index	1,730	09/2019	USD	254,656,000	3,934,128

					6,773,592

Short Contracts

Hang Seng Index	(181)	07/2019	HKD	(33,039,702)	(400,073)

EURO STOXX 50 Index	(2,515)	09/2019	EUR	(99,074,131)	(1,937,000)

MSCI EAFE E-Mini Index	(290)	09/2019	USD	(27,890,750)	(778,525)

Russell 2000 E-Mini Index	(373)	09/2019	USD	(29,237,605)	(536,217)

					(3,651,815)

					3,121,777

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 97.5%

Alternative Assets — 5.5%

JPMorgan Realty Income Fund Class R6 Shares (a)	16,554,860	239,714,374

Fixed Income — 12.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	9,325,460	109,947,170

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	12,297,091	103,418,539

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,680,836	21,956,050

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,596,849	21,320,128

JPMorgan High Yield Fund Class R6 Shares (a)	18,972,460	137,170,883

JPMorgan Managed Income Fund Class L Shares (a)	17,054,119	171,393,895

Total Fixed Income		565,206,665

International Equity — 33.6%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	10,834,677	139,550,638

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	5,235,389	158,475,215

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	453,179	7,581,687

JPMorgan International Advantage Fund Class R6 Shares (a)	19,091,470	386,984,095

JPMorgan International Equity Fund Class R6 Shares (a)	23,712,577	410,938,960

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	20,567,015	364,447,500

Total International Equity		1,467,978,095

U.S. Equity — 45.5%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	13,779,561	318,996,839

JPMorgan Intrepid America Fund Class R6 Shares (a)	5,536,741	205,800,661

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	3,095,736	159,151,784

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	737,314	43,132,869

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	2,158,276	43,057,599

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,507,200	38,252,743

JPMorgan U.S. Equity Fund Class R6 Shares (a)	25,727,697	410,871,324

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	17,113,396	472,671,988

JPMorgan Value Advantage Fund Class R6 Shares (a)	8,411,549	300,039,946

Total U.S. Equity		1,991,975,753

Total Investment Companies (Cost $3,670,921,211)		4,264,874,887

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $23,228,909)	23,303,000	23,293,897

	SHARES
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $98,139,720)	98,139,720	98,139,720

Total Investments — 100.3% (Cost $3,792,289,840)		4,386,308,504
Liabilities in Excess of Other Assets — (0.3)%		(12,601,851)

NET ASSETS — 100.0%		4,373,706,653

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI EAFE E-Mini Index	40	09/2019	USD	3,847,000	111,302

MSCI Emerging Markets E-Mini Index	998	09/2019	USD	52,584,620	2,313,294

S&P 500 E-Mini Index	1,331	09/2019	USD	195,923,200	3,026,776

					5,451,372

Short Contracts

Hang Seng Index	(125)	07/2019	HKD	(22,817,474)	(276,312)

EURO STOXX 50 Index	(1,776)	09/2019	EUR	(69,962,488)	(1,367,837)

Russell 2000 E-Mini Index	(284)	09/2019	USD	(22,261,340)	(408,411)

					(2,052,560)

					3,398,812

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 97.0%

Alternative Assets — 5.5%

JPMorgan Realty Income Fund Class R6 Shares (a)	15,060,852	218,081,141

Fixed Income — 13.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	8,859,760	104,456,573

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	10,830,147	91,081,533

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,373,865	19,441,955

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,281,118	18,727,981

JPMorgan High Yield Fund Class R6 Shares (a)	17,386,055	125,701,178

JPMorgan Managed Income Fund Class L Shares (a)	15,524,029	156,016,496

Total Fixed Income		515,425,716

International Equity — 33.0%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	9,171,411	118,127,775

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	4,795,504	145,159,892

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	406,714	6,804,331

JPMorgan International Advantage Fund Class R6 Shares (a)	17,133,681	347,299,709

JPMorgan International Equity Fund Class R6 Shares (a)	20,828,967	360,965,992

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	18,031,455	319,517,386

Total International Equity		1,297,875,085

U.S. Equity — 45.4%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	12,135,334	280,932,993

JPMorgan Intrepid America Fund Class R6 Shares (a)	5,007,032	186,111,375

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	2,810,697	144,497,930

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	614,285	35,935,666

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,972,908	39,359,520

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,347,145	34,190,546

JPMorgan U.S. Equity Fund Class R6 Shares (a)	22,736,978	363,109,535

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	15,607,584	431,081,473

JPMorgan Value Advantage Fund Class R6 Shares (a)	7,610,406	271,463,197

Total U.S. Equity		1,786,682,235

Total Investment Companies (Cost $3,300,058,768)		3,818,064,177

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $19,939,416)	20,003,000	19,995,186

	SHARES
Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $104,584,332)	104,584,332	104,584,332

Total Investments — 100.2% (Cost $3,424,582,516)		3,942,643,695
Liabilities in Excess of Other Assets — (0.2)%		(6,455,255)

Net Assets — 100.0%		3,936,188,440

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI EAFE E-Mini Index	191	09/2019	USD	18,369,425	531,460

MSCI Emerging Markets E-Mini Index	970	09/2019	USD	51,109,300	2,248,392

S&P 500 E-Mini Index	1,211	09/2019	USD	178,259,200	2,753,889

					5,533,741

Short Contracts

Hang Seng Index	(109)	07/2019	HKD	(19,896,837)	(240,945)

EURO STOXX 50 Index	(1,571)	09/2019	EUR	(61,886,863)	(1,209,943)

Russell 2000 E-Mini Index	(245)	09/2019	USD	(19,204,325)	(352,470)

					(1,803,358)

					3,730,383

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 94.7%

Alternative Assets — 5.3%

JPMorgan Realty Income Fund Class R6 Shares (a)	6,625,251	95,933,632

Fixed Income — 12.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	3,961,779	46,709,376

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,722,142	39,713,213

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,029,428	8,431,012

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	973,467	7,992,160

JPMorgan High Yield Fund Class R6 Shares (a)	7,851,108	56,763,508

JPMorgan Managed Income Fund Class L Shares (a)	6,809,762	68,438,108

Total Fixed Income		228,047,377

International Equity — 31.6%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	3,953,759	50,924,415

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,008,957	60,811,142

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	185,248	3,099,200

JPMorgan International Advantage Fund Class R6 Shares (a)	7,517,102	152,371,668

JPMorgan International Equity Fund Class R6 Shares (a)	9,338,831	161,841,935

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	7,893,912	139,880,120

Total International Equity		568,928,480

U.S. Equity — 45.2%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	5,550,733	128,499,478

JPMorgan Intrepid America Fund Class R6 Shares (a)	2,285,798	84,963,123

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	1,245,724	64,042,685

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	286,729	16,773,659

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	849,952	16,956,542

JPMorgan Small Cap Value Fund Class R6 Shares (a)	557,786	14,156,599

JPMorgan U.S. Equity Fund Class R6 Shares (a)	10,858,571	173,411,385

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	6,725,377	185,754,911

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan Value Advantage Fund Class R6 Shares (a)	3,612,175	128,846,267

Total U.S. Equity		813,404,649

Total Investment Companies (Cost $1,561,341,988)		1,706,314,138

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $9,933,831)	9,965,000	9,961,107

	SHARES
Short-Term Investments — 5.3%

Investment Companies — 5.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $95,816,076)	95,816,076	95,816,076

Total Investments — 100.6% (Cost $1,667,091,895)		1,812,091,321
Liabilities in Excess of Other Assets — (0.6)%		(11,157,807)

Net Assets — 100.0%		1,800,933,514

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI EAFE E-Mini Index	242	09/2019	USD	23,274,350	673,369

MSCI Emerging Markets E-Mini Index	598	09/2019	USD	31,508,620	1,386,122

S&P 500 E-Mini Index	598	09/2019	USD	88,025,600	1,359,888

					3,419,379

Short Contracts

Hang Seng Index	(46)	07/2019	HKD	(8,396,831)	(101,694)

EURO STOXX 50 Index	(698)	09/2019	EUR	(27,496,518)	(537,585)

Russell 2000 E-Mini Index	(11)	09/2019	USD	(862,235)	(15,657)

					(654,936)

					2,764,443

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 91.2%

Alternative Assets — 4.9%

JPMorgan Realty Income Fund Class R6 Shares (a)	576,707	8,350,724

Fixed Income — 15.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	325,380	3,836,228

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	474,793	3,993,005

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	81,356	666,304

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	98,552	809,112

JPMorgan High Yield Fund Class R6 Shares (a)	680,077	4,916,960

JPMorgan Managed Income Fund Class L Shares (a)	1,160,972	11,667,769

Total Fixed Income		25,889,378

International Equity — 26.9%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	252,348	3,250,246

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	176,984	5,357,318

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	32,845	549,497

JPMorgan International Advantage Fund Class R6 Shares (a)	672,371	13,628,951

JPMorgan International Equity Fund Class R6 Shares (a)	772,013	13,378,987

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	530,703	9,404,054

Total International Equity		45,569,053

U.S. Equity — 44.1%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	493,830	11,432,172

JPMorgan Intrepid America Fund Class R6 Shares (a)	131,711	4,895,714

JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	103,921	5,342,598

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	34,224	2,002,077

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	73,985	1,476,000

JPMorgan Small Cap Value Fund Class R6 Shares (a)	47,941	1,216,741

JPMorgan U.S. Equity Fund Class R6 Shares (a)	1,041,114	16,626,589

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	621,043	17,153,209

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan Value Advantage Fund Class R6 Shares (a)	412,835	14,725,812

Total U.S. Equity		74,870,912

Total Investment Companies (Cost $151,276,267)		154,680,067

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.8%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $1,406,114)	1,410,000	1,409,449

	SHARES
Short-Term Investments — 8.2%

Investment Companies — 8.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $13,991,724)	13,991,724	13,991,724

Total Investments — 100.2% (Cost $166,674,105)		170,081,240
Liabilities in Excess of Other Assets —(0.2)%		(352,143)

Net Assets — 100.0%		169,729,097

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	43

JPMorgan SmartRetirement 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI EAFE E-Mini Index	87	09/2019	USD	8,367,225	242,215

MSCI Emerging Markets E-Mini Index	83	09/2019	USD	4,373,270	192,388

Russell 2000 E-Mini Index	2	09/2019	USD	156,770	2,839

S&P 500 E-Mini Index	65	09/2019	USD	9,568,000	147,813

					585,255

Short Contracts

Hang Seng Index	(3)	07/2019	HKD	(547,619)	(6,634)

EURO STOXX 50 Index	(58)	09/2019	EUR	(2,284,811)	(44,668)

					(51,302)

					533,953

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$94,391,486	$125,729,158	$66,935,581
Investments in affiliates, at value	3,154,328,897	5,578,232,142	7,133,589,239
Receivables:
Investment securities sold	98,812,771	123,238,168	72,444,937
Fund shares sold	5,051,850	6,898,132	10,704,304
Interest from non-affiliates	69,160	110,789	185,939
Dividends from affiliates	247,521	301,772	226,063
Variation margin on futures contracts	272,999	440,986	1,709,231
Due from Adviser	22,626	50,210	40,941

Total Assets	3,353,197,310	5,835,001,357	7,285,836,235

LIABILITIES:
Payables:
Due to custodian	152,678	189,940	34,221
Distributions	837,915	1,222,394	1,479,860
Fund shares redeemed	20,390,552	29,148,005	41,861,843
Accrued liabilities:
Distribution fees	264,814	400,507	477,386
Service fees	218,259	449,197	562,620
Custodian and accounting fees	31,771	43,530	43,232
Other	169,754	326,594	350,038

Total Liabilities	22,065,743	31,780,167	44,809,200

Net Assets	$3,331,131,567	$5,803,221,190	$7,241,027,035

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
NET ASSETS:
Paid-in-Capital	$2,851,798,405	$4,943,293,583	$6,263,844,501
Total distributable earnings (loss) (a)	479,333,162	859,927,607	977,182,534

Total Net Assets	$3,331,131,567	$5,803,221,190	$7,241,027,035

Net Assets:
Class A	$913,902,552	$1,329,583,241	$1,618,745,001
Class C	25,210,634	32,725,145	35,802,142
Class I	376,750,999	657,041,783	760,816,568
Class R2	135,757,596	235,221,749	282,956,272
Class R3	20,881,718	45,957,172	41,862,334
Class R4	18,329,270	39,274,910	36,267,323
Class R5	937,765,072	1,815,333,487	2,183,768,336
Class R6	902,533,726	1,648,083,703	2,280,809,059

Total	$3,331,131,567	$5,803,221,190	$7,241,027,035

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	50,369,136	69,076,148	84,206,679
Class C	1,395,108	1,707,826	1,869,443
Class I	20,725,272	34,014,620	39,484,392
Class R2	7,497,905	12,256,059	14,773,351
Class R3	1,155,188	2,396,820	2,185,264
Class R4	1,009,853	2,037,367	1,886,493
Class R5	51,489,729	93,861,637	113,202,857
Class R6	49,563,403	85,196,281	118,214,854

Net Asset Value (b):
Class A — Redemption price per share	$18.14	$19.25	$19.22
Class C — Offering price per share (c)	18.07	19.16	19.15
Class I — Offering and redemption price per share	18.18	19.32	19.27
Class R2 — Offering and redemption price per share	18.11	19.19	19.15
Class R3 — Offering and redemption price per share	18.08	19.17	19.16
Class R4 — Offering and redemption price per share	18.15	19.28	19.22
Class R5 — Offering and redemption price per share	18.21	19.34	19.29
Class R6 — Offering and redemption price per share	18.21	19.34	19.29
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.99	$20.16	$20.13

Cost of investments in non-affiliates	$91,376,461	$122,352,788	$65,717,608
Cost of investments in affiliates	2,765,644,124	4,881,867,311	6,320,763,532

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$22,714,124	$33,143,249	$33,878,761
Investments in affiliates, at value	7,909,051,006	6,213,352,635	6,113,120,536
Cash	138,811	—	—
Receivables:
Investment securities sold	74,996,296	—	9,160,755
Fund shares sold	11,094,704	10,317,182	10,870,605
Interest from non-affiliates	189,568	276,607	282,745
Dividends from affiliates	34,254	377,669	377,948
Variation margin on futures contracts	860,206	1,582,505	3,034,614
Due from Adviser	28,228	28,152	26,786

Total Assets	8,019,107,197	6,259,077,999	6,170,752,750

LIABILITIES:
Payables:
Due to custodian	—	176,521	204,615
Distributions	1,231,984	830,813	608,082
Fund shares redeemed	42,478,149	34,037,648	29,350,049
Accrued liabilities:
Distribution fees	561,756	412,667	406,883
Service fees	642,238	475,762	478,736
Custodian and accounting fees	51,181	47,091	45,822
Other	359,061	277,809	282,891

Total Liabilities	45,324,369	36,258,311	31,377,078

Net Assets	$7,973,782,828	$6,222,819,688	$6,139,375,672

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
NET ASSETS:
Paid-in-Capital	$6,581,882,162	$5,223,872,964	$4,932,229,781
Total distributable earnings (loss) (a)	1,391,900,666	998,946,724	1,207,145,891

Total Net Assets	$7,973,782,828	$6,222,819,688	$6,139,375,672

Net Assets:
Class A	$1,817,991,315	$1,350,106,625	$1,324,588,409
Class C	34,611,510	21,966,918	22,117,371
Class I	842,816,953	604,947,389	616,460,578
Class R2	376,463,963	283,851,505	269,143,206
Class R3	65,515,408	39,417,258	54,427,818
Class R4	61,312,721	40,332,104	42,791,845
Class R5	2,387,636,631	1,751,724,155	1,803,566,302
Class R6	2,387,434,327	2,130,473,734	2,006,280,143

Total	$7,973,782,828	$6,222,819,688	$6,139,375,672

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	86,571,473	66,171,576	60,120,061
Class C	1,664,129	1,085,919	1,018,489
Class I	40,025,653	29,495,940	27,893,151
Class R2	17,992,584	13,955,324	12,280,019
Class R3	3,129,308	1,939,454	2,477,944
Class R4	2,917,022	1,970,083	1,940,194
Class R5	113,096,615	85,345,812	81,391,926
Class R6	113,114,126	103,792,735	90,547,993

Net Asset Value (b):
Class A — Redemption price per share	$21.00	$20.40	$22.03
Class C — Offering price per share (c)	20.80	20.23	21.72
Class I — Offering and redemption price per share	21.06	20.51	22.10
Class R2 — Offering and redemption price per share	20.92	20.34	21.92
Class R3 — Offering and redemption price per share	20.94	20.32	21.96
Class R4 — Offering and redemption price per share	21.02	20.47	22.06
Class R5 — Offering and redemption price per share	21.11	20.53	22.16
Class R6 — Offering and redemption price per share	21.11	20.53	22.16
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.99	$21.36	$23.07

Cost of investments in non-affiliates	$22,650,598	$33,050,782	$33,784,540
Cost of investments in affiliates	6,740,236,085	5,365,517,236	5,069,543,756

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$23,293,897	$19,995,186	$9,961,107	$1,409,449
Investments in affiliates, at value	4,363,014,607	3,922,648,509	1,802,130,214	168,671,791
Cash	—	—	5,522	7,223
Receivables:
Fund shares sold	8,741,478	9,042,990	5,843,048	1,170,744
Interest from non-affiliates	194,406	166,876	83,133	11,763
Dividends from affiliates	376,291	343,496	153,843	20,444
Variation margin on futures contracts	1,226,396	1,118,784	755,206	159,650
Due from Adviser	16,244	25,604	71,370	25,508

Total Assets	4,396,863,319	3,953,341,445	1,819,003,443	171,476,572

LIABILITIES:
Payables:
Due to custodian	228,628	182,439	—	—
Distributions	398,712	429,603	129,367	20,238
Investment securities purchased	—	—	8,796,444	1,210,960
Fund shares redeemed	21,728,774	15,802,046	8,783,976	444,595
Accrued liabilities:
Distribution fees	269,851	247,802	113,614	8,736
Service fees	317,922	301,648	126,633	8,109
Custodian and accounting fees	44,000	43,939	30,058	20,531
Trustees’ and Chief Compliance Officer’s fees	—	—	—	271
Other	168,779	145,528	89,837	34,035

Total Liabilities	23,156,666	17,153,005	18,069,929	1,747,475

Net Assets	$4,373,706,653	$3,936,188,440	$1,800,933,514	$169,729,097

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
NET ASSETS:
Paid-in-Capital	$3,670,964,868	$3,333,449,356	$1,614,175,126	$163,491,990
Total distributable earnings (loss) (a)	702,741,785	602,739,084	186,758,388	6,237,107

Total Net Assets	$4,373,706,653	$3,936,188,440	$1,800,933,514	$169,729,097

Net Assets:
Class A	$879,443,823	$776,437,404	$337,832,071	$27,198,378
Class C	13,397,954	14,549,127	4,893,512	780,200
Class I	416,711,741	412,674,586	153,011,303	13,276,747
Class R2	192,012,743	185,990,448	98,713,703	3,816,144
Class R3	24,908,060	29,623,900	11,479,377	3,361,205
Class R4	18,666,293	32,116,520	6,657,340	1,817,531
Class R5	1,230,281,177	1,151,555,482	492,993,517	35,099,983
Class R6	1,598,284,862	1,333,240,973	695,352,691	84,378,909

Total	$4,373,706,653	$3,936,188,440	$1,800,933,514	$169,729,097

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	41,674,615	36,730,708	14,195,902	1,496,618
Class C	640,785	695,438	206,786	43,071
Class I	19,675,758	19,450,279	6,417,116	729,379
Class R2	9,133,874	8,834,392	4,156,044	210,154
Class R3	1,184,372	1,405,939	483,690	184,940
Class R4	883,271	1,516,102	279,583	99,877
Class R5	58,028,262	54,184,453	20,659,408	1,928,792
Class R6	75,400,971	62,710,385	29,129,969	4,630,411

Net Asset Value (b):
Class A — Redemption price per share	$21.10	$21.14	$23.80	$18.17
Class C — Offering price per share (c)	20.91	20.92	23.66	18.11
Class I — Offering and redemption price per share	21.18	21.22	23.84	18.20
Class R2 — Offering and redemption price per share	21.02	21.05	23.75	18.16
Class R3 — Offering and redemption price per share	21.03	21.07	23.73	18.17
Class R4 — Offering and redemption price per share	21.13	21.18	23.81	18.20
Class R5 — Offering and redemption price per share	21.20	21.25	23.86	18.20
Class R6 — Offering and redemption price per share	21.20	21.26	23.87	18.22
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.09	$22.14	$24.92	$19.03

Cost of investments in non-affiliates	$23,228,909	$19,939,416	$9,933,831	$1,406,114
Cost of investments in affiliates	3,769,060,931	3,404,643,100	1,657,158,064	165,267,991

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$271,630	$368,110	$641,843
Interest income from affiliates	225	182	203
Dividend income from non-affiliates	2,108,013	2,479,131	758,388
Dividend income from affiliates	103,806,335	176,298,918	197,321,527

Total investment income	106,186,203	179,146,341	198,721,961

EXPENSES:
Distribution fees:
Class A	2,501,273	3,586,296	4,236,193
Class C	195,163	249,761	275,816
Class R2	816,658	1,437,709	1,596,272
Class R3	41,245	60,177	88,973
Service fees:
Class A	2,501,273	3,586,296	4,236,193
Class C	65,054	83,254	91,939
Class I	1,036,296	1,790,757	2,002,000
Class R2	408,329	718,855	798,136
Class R3	41,245	60,177	88,973
Class R4	44,448	96,066	74,293
Class R5	1,116,018	2,185,872	2,502,339
Custodian and accounting fees	16,638	16,404	17,601
Interest expense to affiliates	100	1,740	187
Professional fees	70,259	99,393	113,680
Trustees’ and Chief Compliance Officer’s fees	39,478	50,490	54,145
Printing and mailing costs	159,647	256,613	307,790
Registration and filing fees	121,175	301,022	305,444
Transfer agency fees (See Note 2.G.)	174,607	163,008	181,668
Other	79,130	122,145	142,569

Total expenses	9,428,036	14,866,035	17,114,211

Less fees waived	(2,331,888)	(2,459,808)	(2,447,971)
Less expense reimbursements	(477,991)	(831,273)	(926,825)

Net expenses	6,618,157	11,574,954	13,739,415

Net investment income (loss)	99,568,046	167,571,387	184,982,546

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(128,692)	(422,082)	(12,503)
Investments in affiliates	71,284,248	123,610,570	44,987,684
Futures contracts	(12,486,442)	(22,128,035)	(15,219,188)
Foreign currency transactions	(29,147)	(33,864)	(58,134)

Net realized gain (loss)	58,639,967	101,026,589	29,697,859

Distributions of capital gains received from investment company affiliates	69,836,038	152,810,438	215,976,044

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,817,352	2,841,419	1,473,695
Investments in affiliates	(39,852,832)	(92,274,916)	(19,197,418)
Futures contracts	3,853,417	6,788,459	12,824,005
Foreign currency translations	11,940	(5,548)	7,010

Change in net unrealized appreciation/depreciation	(34,170,123)	(82,650,586)	(4,892,708)

Net realized/unrealized gains (losses)	94,305,882	171,186,441	240,781,195

Change in net assets resulting from operations	$193,873,928	$338,757,828	$425,763,741

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$687,054	$1,008,366	$1,009,835
Interest income from affiliates	635	939	874
Dividend income from affiliates	200,709,178	144,237,479	133,340,107

Total investment income	201,396,867	145,246,784	134,350,816

EXPENSES:
Distribution fees:
Class A	4,708,859	3,494,872	3,383,455
Class C	268,393	164,575	167,905
Class R2	2,180,417	1,557,669	1,577,061
Class R3	85,968	82,606	69,187
Service fees:
Class A	4,708,859	3,494,872	3,383,455
Class C	89,464	54,858	55,968
Class I	2,185,641	1,562,638	1,610,261
Class R2	1,090,208	778,835	788,531
Class R3	85,968	82,606	69,187
Class R4	126,288	82,233	93,233
Class R5	2,684,632	2,000,714	2,038,663
Custodian and accounting fees	14,691	17,043	15,287
Interest expense to affiliates	474	1,210	1,719
Professional fees	120,749	99,986	98,635
Trustees’ and Chief Compliance Officer’s fees	57,239	49,485	49,450
Printing and mailing costs	359,974	264,360	271,727
Registration and filing fees	290,359	278,757	296,789
Transfer agency fees (See Note 2.G.)	203,337	176,230	180,168
Other	161,255	156,521	159,142

Total expenses	19,422,775	14,400,070	14,309,823

Less fees waived	(2,719,379)	(1,903,313)	(1,864,385)
Less expense reimbursements	(982,019)	(822,674)	(843,549)

Net expenses	15,721,377	11,674,083	11,601,889

Net investment income (loss)	185,675,490	133,572,701	122,748,927

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(10,377)	(15,114)	(15,184)
Investments in affiliates	76,780,521	10,265,311	19,032,597
Futures contracts	(22,552,090)	(37,120,935)	(34,217,677)
Foreign currency transactions	(42,575)	(235,018)	(137,437)

Net realized gain (loss)	54,175,479	(27,105,756)	(15,337,701)

Distributions of capital gains received from investment company affiliates	275,869,585	233,969,690	254,201,912

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	131,667	184,992	187,778
Investments in affiliates	(66,285,239)	(29,747,148)	(62,323,711)
Futures contracts	12,689,137	20,456,564	19,444,650
Foreign currency translations	2,931	5,475	15,486

Change in net unrealized appreciation/depreciation	(53,461,504)	(9,100,117)	(42,675,797)

Net realized/unrealized gains (losses)	276,583,560	197,763,817	196,188,414

Change in net assets resulting from operations	$462,259,050	$331,336,518	$318,937,341

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019 (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$689,788	$601,866	$250,385	$19,653
Interest income from affiliates	733	530	44	7
Dividend income from affiliates	89,536,242	78,852,743	33,549,811	2,448,459

Total investment income	90,226,763	79,455,139	33,800,240	2,468,119

EXPENSES:
Distribution fees:
Class A	2,258,560	1,937,994	789,656	49,898
Class C	99,815	104,603	32,580	4,138
Class R2	1,038,713	980,741	489,044	15,421
Class R3	50,355	53,174	20,325	4,447
Service fees:
Class A	2,258,560	1,937,994	789,656	49,898
Class C	33,272	34,868	10,860	1,379
Class I	1,062,943	1,031,999	368,452	23,521
Class R2	519,357	490,370	244,522	7,710
Class R3	50,355	53,174	20,325	4,447
Class R4	34,486	67,625	13,299	2,480
Class R5	1,357,010	1,224,623	490,163	24,678
Custodian and accounting fees	16,750	16,989	10,975	13,641
Interest expense to affiliates	504	34	183	—
Professional fees	77,080	71,104	46,302	31,236
Trustees’ and Chief Compliance Officer’s fees	41,788	39,538	31,063	21,932
Printing and mailing costs	194,964	193,490	183,745	28,551
Registration and filing fees	223,273	234,199	173,358	33,491
Transfer agency fees (See Note 2.G.)	145,222	131,806	80,066	22,134
Other	110,922	94,463	56,924	16,791

Total expenses	9,573,929	8,698,788	3,851,498	355,793

Less fees waived	(1,262,219)	(1,104,374)	(463,893)	(41,354)
Less expense reimbursements	(639,226)	(630,877)	(487,897)	(150,082)

Net expenses	7,672,484	6,963,537	2,899,708	164,357

Net investment income (loss)	82,554,279	72,491,602	30,900,532	2,303,762

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(10,139)	(8,833)	(3,313)	(140)
Investments in affiliates	(16,657,635)	(18,005,980)	(8,949,969)	(970,259)
Futures contracts	(21,777,631)	(20,164,081)	(8,043,509)	(432,902)
Foreign currency transactions	(73,960)	(57,256)	(34,045)	(1,442)

Net realized gain (loss)	(38,519,365)	(38,236,150)	(17,030,836)	(1,404,743)

Distributions of capital gains received from investment company affiliates	183,737,712	158,653,739	66,276,592	4,574,643

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	127,125	109,197	46,992	3,941
Investments in affiliates	(15,117,056)	(4,181,676)	7,758,948	2,796,794
Futures contracts	14,133,621	13,581,571	6,513,141	726,339
Foreign currency translations	(10,639)	(10,222)	46,246	1,990

Change in net unrealized appreciation/depreciation	(866,949)	9,498,870	14,365,327	3,529,064

Net realized/unrealized gains (losses)	144,351,398	129,916,459	63,611,083	6,698,964

Change in net assets resulting from operations	$226,905,677	$202,408,061	$94,511,615	$9,002,726

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$99,568,046	$93,935,843	$167,571,387	$150,832,385
Net realized gain (loss)	58,639,967	131,299,457	101,026,589	226,897,345
Distributions of capital gains received from investment company affiliates	69,836,038	41,950,533	152,810,438	97,694,471
Change in net unrealized appreciation/depreciation	(34,170,123)	(83,741,603)	(82,650,586)	(90,405,973)

Change in net assets resulting from operations	193,873,928	183,444,230	338,757,828	385,018,228

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(55,801,933)	(44,442,904)	(83,792,070)	(68,702,218)
Class C	(1,300,440)	(930,747)	(1,728,274)	(1,344,496)
Class I	(23,552,371)	(19,468,641)	(42,966,914)	(36,061,737)
Class R2	(8,370,268)	(7,011,949)	(15,543,476)	(13,925,833)
Class R3	(937,211)	(378,482)	(1,446,895)	(563,401)
Class R4	(1,015,760)	(221,315)	(2,358,441)	(279,286)
Class R5	(63,597,289)	(61,099,343)	(132,089,737)	(127,708,265)
Class R6	(51,805,543)	(28,533,996)	(97,837,785)	(51,827,831)

Total distributions to shareholders	(206,380,815)	(162,087,377)	(377,763,592)	(300,413,067)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(596,993,904)	(545,207,998)	(916,523,634)	(401,451,236)

NET ASSETS:
Change in net assets	(609,500,791)	(523,851,145)	(955,529,398)	(316,846,075)
Beginning of period	3,940,632,358	4,464,483,503	6,758,750,588	7,075,596,663

End of period	$3,331,131,567	$3,940,632,358	$5,803,221,190	$6,758,750,588

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund
Class A
From net investment income	$(26,517,685)	$(35,763,808)
From net realized gains	(17,925,219)	(32,938,410)
Class C
From net investment income	(480,566)	(593,770)
From net realized gains	(450,181)	(750,726)
Class I
From net investment income	(11,804,672)	(19,279,204)
From net realized gains	(7,663,969)	(16,782,533)
Class R2
From net investment income	(3,748,927)	(6,479,019)
From net realized gains	(3,263,022)	(7,446,814)
Class R3
From net investment income	(220,844)	(295,984)
From net realized gains	(157,638)	(267,417)
Class R4
From net investment income	(161,909)	(240,143)
From net realized gains	(59,406)	(39,143)
Class R5
From net investment income	(36,815,339)	(68,171,383)
From net realized gains	(24,284,004)	(59,536,882)
Class R6
From net investment income	(18,670,081)	(30,435,902)
From net realized gains	(9,863,915)	(21,391,929)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$184,982,546	$149,810,120	$185,675,490	$149,055,920
Net realized gain (loss)	29,697,859	207,571,152	54,175,479	296,648,807
Distributions of capital gains received from investment company affiliates	215,976,044	125,972,466	275,869,585	156,644,897
Change in net unrealized appreciation/depreciation	(4,892,708)	(7,532,736)	(53,461,504)	34,380,866

Change in net assets resulting from operations	425,763,741	475,821,002	462,259,050	636,730,490

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(88,500,458)	(73,716,010)	(103,690,040)	(84,490,407)
Class C	(1,705,598)	(1,399,326)	(1,755,743)	(1,351,710)
Class I	(43,330,034)	(37,599,373)	(49,658,890)	(41,996,561)
Class R2	(15,413,762)	(13,668,291)	(22,344,127)	(19,025,253)
Class R3	(1,855,007)	(727,257)	(1,923,193)	(775,978)
Class R4	(1,615,233)	(215,231)	(2,886,369)	(299,463)
Class R5	(136,184,467)	(124,625,390)	(155,186,129)	(148,050,513)
Class R6	(114,033,738)	(60,549,177)	(126,857,039)	(61,938,476)

Total distributions to shareholders	(402,638,297)	(312,500,055)	(464,301,530)	(357,928,361)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(473,987,852)	178,018,290	(388,546,782)	42,272,197

NET ASSETS:
Change in net assets	(450,862,408)	341,339,237	(390,589,262)	321,074,326
Beginning of period	7,691,889,443	7,350,550,206	8,364,372,090	8,043,297,764

End of period	$7,241,027,035	$7,691,889,443	$7,973,782,828	$8,364,372,090

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund
Class A
From net investment income	$(37,157,591)	$(38,526,620)
From net realized gains	(36,558,419)	(45,963,787)
Class C
From net investment income	(577,369)	(493,776)
From net realized gains	(821,957)	(857,934)
Class I
From net investment income	(19,453,511)	(19,834,571)
From net realized gains	(18,145,862)	(22,161,990)
Class R2
From net investment income	(6,134,971)	(7,580,676)
From net realized gains	(7,533,320)	(11,444,577)
Class R3
From net investment income	(371,956)	(356,832)
From net realized gains	(355,301)	(419,146)
Class R4
From net investment income	(158,472)	(214,424)
From net realized gains	(56,759)	(85,039)
Class R5
From net investment income	(65,485,773)	(70,394,105)
From net realized gains	(59,139,617)	(77,656,408)
Class R6
From net investment income	(34,685,266)	(32,847,808)
From net realized gains	(25,863,911)	(29,090,668)

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$133,572,701	$103,606,730	$122,748,927	$96,660,917
Net realized gain (loss)	(27,105,756)	181,925,984	(15,337,701)	206,675,725
Distributions of capital gains received from investment company affiliates	233,969,690	127,333,429	254,201,912	140,281,926
Change in net unrealized appreciation/depreciation	(9,100,117)	81,238,618	(42,675,797)	104,093,651

Change in net assets resulting from operations	331,336,518	494,104,761	318,937,341	547,712,219

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(69,626,725)	(58,292,570)	(71,632,659)	(59,349,908)
Class C	(971,187)	(806,672)	(1,072,455)	(861,160)
Class I	(31,890,752)	(29,395,894)	(34,951,283)	(31,158,082)
Class R2	(14,332,472)	(12,776,896)	(15,381,559)	(13,862,818)
Class R3	(1,672,722)	(740,076)	(1,459,338)	(718,818)
Class R4	(1,675,607)	(261,707)	(2,010,497)	(175,237)
Class R5	(105,300,434)	(99,475,492)	(113,960,943)	(113,260,127)
Class R6	(100,602,284)	(51,578,157)	(101,313,681)	(46,465,893)

Total distributions to shareholders	(326,072,183)	(253,327,464)	(341,782,415)	(265,852,043)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(225,229,334)	268,430,062	(213,226,164)	69,895,262

NET ASSETS:
Change in net assets	(219,964,999)	509,207,359	(236,071,238)	351,755,438
Beginning of period	6,442,784,687	5,933,577,328	6,375,446,910	6,023,691,472

End of period	$6,222,819,688	$6,442,784,687	$6,139,375,672	$6,375,446,910

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
Class A
From net investment income	$(26,426,103)	$(24,316,297)
From net realized gains	(31,866,467)	(35,033,611)
Class C
From net investment income	(283,267)	(266,176)
From net realized gains	(523,405)	(594,984)
Class I
From net investment income	(13,760,628)	(13,348,980)
From net realized gains	(15,635,266)	(17,809,102)
Class R2
From net investment income	(5,033,493)	(4,814,759)
From net realized gains	(7,743,403)	(9,048,059)
Class R3
From net investment income	(330,910)	(283,249)
From net realized gains	(409,166)	(435,569)
Class R4
From net investment income	(160,537)	(119,237)
From net realized gains	(101,170)	(56,000)
Class R5
From net investment income	(47,701,010)	(49,427,913)
From net realized gains	(51,774,482)	(63,832,214)
Class R6
From net investment income	(27,116,894)	(22,778,099)
From net realized gains	(24,461,263)	(23,687,794)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$82,554,279	$62,386,696	$72,491,602	$52,721,279
Net realized gain (loss)	(38,519,365)	104,407,726	(38,236,150)	79,943,493
Distributions of capital gains received from investment company affiliates	183,737,712	94,178,222	158,653,739	77,694,557
Change in net unrealized appreciation/depreciation	(866,949)	100,161,267	9,498,870	90,235,994

Change in net assets resulting from operations	226,905,677	361,133,911	202,408,061	300,595,323

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(42,239,358)	(35,624,946)	(33,770,114)	(29,033,198)
Class C	(541,267)	(482,786)	(538,857)	(490,925)
Class I	(20,050,147)	(19,817,259)	(18,258,582)	(17,851,510)
Class R2	(8,870,590)	(8,457,582)	(7,831,234)	(7,249,601)
Class R3	(936,879)	(381,030)	(903,040)	(456,991)
Class R4	(644,686)	(58,846)	(1,183,953)	(65,852)
Class R5	(67,289,068)	(67,751,493)	(56,639,840)	(60,769,661)
Class R6	(69,683,535)	(33,808,786)	(53,623,002)	(22,138,470)

Total distributions to shareholders	(210,255,530)	(166,382,728)	(172,748,622)	(138,056,208)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	20,163,151	237,728,715	143,266,106	362,522,616

NET ASSETS:
Change in net assets	36,813,298	432,479,898	172,925,545	525,061,731
Beginning of period	4,336,893,355	3,904,413,457	3,763,262,895	3,238,201,164

End of period	$4,373,706,653	$4,336,893,355	$3,936,188,440	$3,763,262,895

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund
Class A
From net investment income	$(15,162,383)	$(12,535,950)
From net realized gains	(20,462,563)	(16,497,248)
Class C
From net investment income	(155,943)	(162,514)
From net realized gains	(326,843)	(328,411)
Class I
From net investment income	(8,748,682)	(8,018,434)
From net realized gains	(11,068,577)	(9,833,076)
Class R2
From net investment income	(3,045,254)	(2,648,185)
From net realized gains	(5,412,328)	(4,601,416)
Class R3
From net investment income	(162,182)	(194,815)
From net realized gains	(218,848)	(262,176)
Class R4
From net investment income	(39,254)	(57,183)
From net realized gains	(19,592)	(8,669)
Class R5
From net investment income	(30,725,103)	(27,759,029)
From net realized gains	(37,026,390)	(33,010,632)
Class R6
From net investment income	(16,953,512)	(11,667,380)
From net realized gains	(16,855,274)	(10,471,090)

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,900,532	$18,896,562	$2,303,762	$523,917
Net realized gain (loss)	(17,030,836)	17,848,357	(1,404,743)	(303,558)
Distributions of capital gains received from investment company affiliates	66,276,592	27,577,927	4,574,643	599,979
Change in net unrealized appreciation/depreciation	14,365,327	34,116,739	3,529,064	(8,544)

Change in net assets resulting from operations	94,511,615	98,439,585	9,002,726	811,794

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(11,371,420)	(9,097,365)	(513,312)	(133,706)
Class C	(128,222)	(110,325)	(11,476)	(1,368)
Class I	(5,303,998)	(5,352,237)	(257,476)	(89,068)
Class R2	(3,148,658)	(2,743,161)	(70,723)	(14,538)
Class R3	(282,056)	(118,732)	(42,892)	(11,412)
Class R4	(205,701)	(26,000)	(26,575)	(3,023)
Class R5	(19,260,799)	(17,788,286)	(699,547)	(202,463)
Class R6	(21,932,142)	(9,142,621)	(1,673,286)	(256,690)

Total distributions to shareholders	(61,632,996)	(44,378,727)	(3,295,287)	(712,268)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	286,177,820	378,545,844	88,672,306	64,051,351

NET ASSETS:
Change in net assets	319,056,439	432,606,702	94,379,745	64,150,877
Beginning of period	1,481,877,075	1,049,270,373	75,349,352	11,198,475

End of period	$1,800,933,514	$1,481,877,075	$169,729,097	$75,349,352

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
Class A
From net investment income	$(4,389,632)	$(111,460)
From net realized gains	(4,707,733)	(22,246)
Class C
From net investment income	(41,417)	(1,087)
From net realized gains	(68,908)	(281)
Class I
From net investment income	(2,669,783)	(74,211)
From net realized gains	(2,682,454)	(14,857)
Class R2
From net investment income	(1,137,762)	(11,748)
From net realized gains	(1,605,399)	(2,790)
Class R3
From net investment income	(57,196)	(9,157)
From net realized gains	(61,536)	(2,255)
Class R4
From net investment income	(17,847)	(2,570)
From net realized gains	(8,153)	(453)
Class R5
From net investment income	(9,067,876)	(172,162)
From net realized gains	(8,720,410)	(30,301)
Class R6
From net investment income	(5,196,000)	(226,384)
From net realized gains	(3,946,621)	(30,306)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$108,047,342	$156,250,426	$208,655,630	$299,383,784
Distributions reinvested	53,366,588	42,088,855	79,707,106	64,662,937
Cost of shares redeemed	(352,127,067)	(368,074,540)	(523,466,734)	(507,998,194)

Change in net assets resulting from Class A capital transactions	$(190,713,137)	$(169,735,259)	$(235,103,998)	$(143,951,473)

Class C
Proceeds from shares issued	$3,136,489	$2,327,207	$4,169,488	$5,839,520
Distributions reinvested	1,024,222	723,752	1,357,385	1,019,451
Cost of shares redeemed	(6,114,224)	(20,054,582)	(8,476,135)	(19,733,258)

Change in net assets resulting from Class C capital transactions	$(1,953,513)	$(17,003,623)	$(2,949,262)	$(12,874,287)

Class I
Proceeds from shares issued	$43,210,841	$75,158,989	$84,576,297	$130,469,376
Distributions reinvested	23,431,617	19,335,626	42,839,499	35,970,037
Cost of shares redeemed	(147,544,556)	(194,585,086)	(259,039,966)	(277,962,031)

Change in net assets resulting from Class I capital transactions	$(80,902,098)	$(100,090,471)	$(131,624,170)	$(111,522,618)

Class R2
Proceeds from shares issued	$21,816,405	$39,471,593	$33,621,086	$60,940,829
Distributions reinvested	7,504,670	6,267,212	14,196,890	12,479,177
Cost of shares redeemed	(80,802,745)	(88,520,572)	(146,019,148)	(120,951,376)

Change in net assets resulting from Class R2 capital transactions	$(51,481,670)	$(42,781,767)	$(98,201,172)	$(47,531,370)

Class R3
Proceeds from shares issued	$13,408,484	$13,095,288	$32,972,156	$22,224,613
Distributions reinvested	696,368	320,300	1,230,734	501,450
Cost of shares redeemed	(6,441,857)	(2,366,295)	(7,068,821)	(8,784,064)

Change in net assets resulting from Class R3 capital transactions	$7,662,995	$11,049,293	$27,134,069	$13,941,999

Class R4
Proceeds from shares issued	$6,437,150	$20,963,829	$18,141,449	$36,960,293
Distributions reinvested	1,015,760	221,315	2,358,440	279,286
Cost of shares redeemed	(6,431,512)	(3,699,473)	(15,112,453)	(2,966,738)

Change in net assets resulting from Class R4 capital transactions	$1,021,398	$17,485,671	$5,387,436	$34,272,841

Class R5
Proceeds from shares issued	$140,783,988	$182,630,558	$247,088,318	$374,398,848
Distributions reinvested	62,778,902	59,879,043	130,978,221	125,354,396
Cost of shares redeemed	(533,277,108)	(869,857,701)	(1,000,858,961)	(1,506,543,717)

Change in net assets resulting from Class R5 capital transactions	$(329,714,218)	$(627,348,100)	$(622,792,422)	$(1,006,790,473)

Class R6
Proceeds from shares issued	$300,935,989	$599,680,951	$532,000,035	$1,102,719,427
Distributions reinvested	48,492,274	26,967,021	92,246,479	49,479,057
Cost of shares redeemed	(300,341,924)	(243,431,714)	(482,620,629)	(279,194,339)

Change in net assets resulting from Class R6 capital transactions	$49,086,339	$383,216,258	$141,625,885	$873,004,145

Total change in net assets resulting from capital transactions	$(596,993,904)	$(545,207,998)	$(916,523,634)	$(401,451,236)

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	6,060,945	8,422,442	11,040,218	15,181,584
Reinvested	3,089,051	2,274,243	4,386,585	3,279,411
Redeemed	(19,766,746)	(19,844,048)	(27,775,666)	(25,777,556)

Change in Class A Shares	(10,616,750)	(9,147,363)	(12,348,863)	(7,316,561)

Class C
Issued	177,180	126,216	224,472	297,458
Reinvested	59,738	39,381	75,354	51,890
Redeemed	(344,766)	(1,083,297)	(450,619)	(1,004,456)

Change in Class C Shares	(107,848)	(917,700)	(150,793)	(655,108)

Class I
Issued	2,410,303	4,043,086	4,451,454	6,603,490
Reinvested	1,352,958	1,042,641	2,348,193	1,818,135
Redeemed	(8,248,225)	(10,483,044)	(13,698,302)	(14,066,544)

Change in Class I Shares	(4,484,964)	(5,397,317)	(6,898,655)	(5,644,919)

Class R2
Issued	1,229,125	2,134,842	1,789,348	3,105,729
Reinvested	436,698	338,535	786,281	634,497
Redeemed	(4,542,214)	(4,789,849)	(7,756,877)	(6,163,084)

Change in Class R2 Shares	(2,876,391)	(2,316,472)	(5,181,248)	(2,422,858)

Class R3
Issued	748,921	705,119	1,741,671	1,131,130
Reinvested	40,405	17,340	67,650	25,518
Redeemed	(366,818)	(128,350)	(376,277)	(445,055)

Change in Class R3 Shares	422,508	594,109	1,433,044	711,593

Class R4
Issued	361,252	1,134,516	965,809	1,878,644
Reinvested	58,733	12,012	129,532	14,314
Redeemed	(359,163)	(198,660)	(802,480)	(149,838)

Change in Class R4 Shares	60,822	947,868	292,861	1,743,120

Class R5
Issued	8,028,543	9,812,238	13,209,844	18,929,324
Reinvested	3,616,933	3,218,103	7,167,258	6,327,324
Redeemed	(29,919,369)	(46,752,401)	(52,961,853)	(76,007,347)

Change in Class R5 Shares	(18,273,893)	(33,722,060)	(32,584,751)	(50,750,699)

Class R6
Issued	16,858,346	32,187,046	28,054,759	55,664,228
Reinvested	2,791,349	1,452,532	5,039,558	2,500,701
Redeemed	(16,830,414)	(13,080,126)	(25,492,173)	(14,098,638)

Change in Class R6 Shares	2,819,281	20,559,452	7,602,144	44,066,291

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$269,369,323	$351,468,512	$304,809,011	$367,746,241
Distributions reinvested	83,609,376	69,161,649	98,198,342	79,682,641
Cost of shares redeemed	(539,299,004)	(500,473,956)	(578,592,738)	(510,379,241)

Change in net assets resulting from Class A capital transactions	$(186,320,305)	$(79,843,795)	$(175,585,385)	$(62,950,359)

Class C
Proceeds from shares issued	$5,137,630	$6,121,736	$6,783,276	$7,494,613
Distributions reinvested	1,388,177	1,124,957	1,241,093	897,684
Cost of shares redeemed	(10,515,601)	(19,782,673)	(11,000,193)	(18,727,392)

Change in net assets resulting from Class C capital transactions	$(3,989,794)	$(12,535,980)	$(2,975,824)	$(10,335,095)

Class I
Proceeds from shares issued	$123,275,797	$162,923,328	$131,724,026	$178,563,929
Distributions reinvested	42,885,789	37,244,855	49,552,196	41,897,201
Cost of shares redeemed	(275,464,797)	(280,023,267)	(277,417,325)	(313,943,755)

Change in net assets resulting from Class I capital transactions	$(109,303,211)	$(79,855,084)	$(96,141,103)	$(93,482,625)

Class R2
Proceeds from shares issued	$52,849,142	$81,985,503	$65,389,509	$92,740,078
Distributions reinvested	13,495,220	11,861,188	20,227,224	17,139,209
Cost of shares redeemed	(143,355,907)	(127,141,668)	(189,146,195)	(138,621,934)

Change in net assets resulting from Class R2 capital transactions	$(77,011,545)	$(33,294,977)	$(103,529,462)	$(28,742,647)

Class R3
Proceeds from shares issued	$25,174,785	$26,350,559	$44,442,314	$24,638,879
Distributions reinvested	1,471,900	623,104	1,617,975	707,620
Cost of shares redeemed	(11,712,841)	(3,616,457)	(7,894,017)	(3,710,430)

Change in net assets resulting from Class R3 capital transactions	$14,933,844	$23,357,206	$38,166,272	$21,636,069

Class R4
Proceeds from shares issued	$17,063,116	$24,978,629	$26,236,778	$43,590,746
Distributions reinvested	1,615,233	215,231	2,886,369	299,463
Cost of shares redeemed	(6,102,434)	(1,895,877)	(9,808,147)	(1,860,476)

Change in net assets resulting from Class R4 capital transactions	$12,575,915	$23,297,983	$19,315,000	$42,029,733

Class R5
Proceeds from shares issued	$381,084,890	$469,827,479	$401,936,216	$510,457,292
Distributions reinvested	134,215,707	121,146,296	152,414,827	144,055,029
Cost of shares redeemed	(1,026,791,205)	(1,332,407,708)	(1,027,904,257)	(1,736,119,394)

Change in net assets resulting from Class R5 capital transactions	$(511,490,608)	$(741,433,933)	$(473,553,214)	$(1,081,607,073)

Class R6
Proceeds from shares issued	$713,251,637	$1,348,404,694	$749,075,555	$1,424,210,763
Distributions reinvested	106,546,910	57,478,561	119,008,164	58,587,157
Cost of shares redeemed	(433,180,695)	(327,556,385)	(462,326,785)	(227,073,726)

Change in net assets resulting from Class R6 capital transactions	$386,617,852	$1,078,326,870	$405,756,934	$1,255,724,194

Total change in net assets resulting from capital transactions	$(473,987,852)	$178,018,290	$(388,546,782)	$42,272,197

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	14,373,233	18,034,488	14,925,358	17,245,183
Reinvested	4,673,845	3,541,956	5,091,186	3,728,001
Redeemed	(28,836,237)	(25,645,285)	(28,370,688)	(23,920,174)

Change in Class A Shares	(9,789,159)	(4,068,841)	(8,354,144)	(2,946,990)

Class C
Issued	275,682	315,334	336,487	354,980
Reinvested	78,355	57,776	65,401	42,351
Redeemed	(563,562)	(1,020,516)	(544,716)	(887,891)

Change in Class C Shares	(209,525)	(647,406)	(142,828)	(490,560)

Class I
Issued	6,556,489	8,344,638	6,414,814	8,359,552
Reinvested	2,388,783	1,903,496	2,557,645	1,955,545
Redeemed	(14,755,473)	(14,368,256)	(13,590,964)	(14,737,990)

Change in Class I Shares	(5,810,201)	(4,120,122)	(4,618,505)	(4,422,893)

Class R2
Issued	2,829,065	4,232,436	3,218,050	4,377,733
Reinvested	759,985	609,343	1,057,361	804,230
Redeemed	(7,668,860)	(6,559,453)	(9,247,436)	(6,534,251)

Change in Class R2 Shares	(4,079,810)	(1,717,674)	(4,972,025)	(1,352,288)

Class R3
Issued	1,336,866	1,352,179	2,160,699	1,166,188
Reinvested	82,554	32,022	83,674	33,184
Redeemed	(626,784)	(186,316)	(388,274)	(174,881)

Change in Class R3 Shares	792,636	1,197,885	1,856,099	1,024,491

Class R4
Issued	911,487	1,286,238	1,275,805	2,042,983
Reinvested	90,080	11,104	149,160	14,100
Redeemed	(325,996)	(96,274)	(479,864)	(86,866)

Change in Class R4 Shares	675,571	1,201,068	945,101	1,970,217

Class R5
Issued	20,548,325	24,052,001	19,729,370	23,874,019
Reinvested	7,462,810	6,185,273	7,843,142	6,706,880
Redeemed	(54,816,707)	(68,145,240)	(50,245,721)	(81,022,567)

Change in Class R5 Shares	(26,805,572)	(37,907,966)	(22,673,209)	(50,441,668)

Class R6
Issued	37,947,797	68,907,966	36,403,413	66,513,156
Reinvested	5,910,986	2,937,619	6,112,798	2,731,209
Redeemed	(23,082,759)	(16,725,445)	(22,630,422)	(10,587,804)

Change in Class R6 Shares	20,776,024	55,120,140	19,885,789	58,656,561

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$252,673,812	$302,886,679	$252,562,320	$296,588,312
Distributions reinvested	65,686,844	54,702,466	67,715,604	55,841,000
Cost of shares redeemed	(443,193,298)	(379,241,029)	(420,412,035)	(392,690,708)

Change in net assets resulting from Class A capital transactions	$(124,832,642)	$(21,651,884)	$(100,134,111)	$(40,261,396)

Class C
Proceeds from shares issued	$3,841,180	$5,326,188	$5,212,257	$5,090,988
Distributions reinvested	652,236	554,127	715,308	576,325
Cost of shares redeemed	(6,153,076)	(13,090,386)	(7,509,786)	(12,186,136)

Change in net assets resulting from Class C capital transactions	$(1,659,660)	$(7,210,071)	$(1,582,221)	$(6,518,823)

Class I
Proceeds from shares issued	$103,538,438	$136,883,933	$117,122,621	$140,638,873
Distributions reinvested	31,726,119	29,284,172	34,898,384	31,116,827
Cost of shares redeemed	(208,855,440)	(262,150,146)	(233,235,335)	(243,779,848)

Change in net assets resulting from Class I capital transactions	$(73,590,883)	$(95,982,041)	$(81,214,330)	$(72,024,148)

Class R2
Proceeds from shares issued	$54,318,853	$86,955,073	$55,273,968	$78,133,273
Distributions reinvested	12,582,596	11,241,447	13,575,633	12,327,170
Cost of shares redeemed	(133,089,294)	(112,053,444)	(149,791,952)	(113,924,258)

Change in net assets resulting from Class R2 capital transactions	$(66,187,845)	$(13,856,924)	$(80,942,351)	$(23,463,815)

Class R3
Proceeds from shares issued	$21,533,856	$23,913,076	$37,961,806	$16,635,860
Distributions reinvested	1,381,305	672,529	1,231,728	679,696
Cost of shares redeemed	(9,415,185)	(3,697,231)	(5,968,843)	(6,388,471)

Change in net assets resulting from Class R3 capital transactions	$13,499,976	$20,888,374	$33,224,691	$10,927,085

Class R4
Proceeds from shares issued	$15,921,910	$28,068,055	$17,565,931	$34,287,304
Distributions reinvested	1,675,606	261,706	2,010,497	175,237
Cost of shares redeemed	(4,722,246)	(1,137,188)	(9,682,757)	(1,449,799)

Change in net assets resulting from Class R4 capital transactions	$12,875,270	$27,192,573	$9,893,671	$33,012,742

Class R5
Proceeds from shares issued	$328,448,787	$416,222,541	$327,439,926	$412,102,368
Distributions reinvested	102,890,750	96,194,101	111,153,305	109,921,324
Cost of shares redeemed	(811,379,196)	(1,223,246,176)	(792,200,623)	(1,430,819,981)

Change in net assets resulting from Class R5 capital transactions	$(380,039,659)	$(710,829,534)	$(353,607,392)	$(908,796,289)

Class R6
Proceeds from shares issued	$646,466,741	$1,271,771,716	$634,543,087	$1,197,964,784
Distributions reinvested	94,681,994	49,088,519	95,507,492	43,988,585
Cost of shares redeemed	(346,442,626)	(250,980,666)	(368,914,700)	(164,933,463)

Change in net assets resulting from Class R6 capital transactions	$394,706,109	$1,069,879,569	$361,135,879	$1,077,019,906

Total change in net assets resulting from capital transactions	$(225,229,334)	$268,430,062	$(213,226,164)	$69,895,262

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	12,744,366	14,621,859	11,789,756	13,209,520
Reinvested	3,531,538	2,631,015	3,403,403	2,477,075
Redeemed	(22,407,044)	(18,277,305)	(19,661,992)	(17,462,638)

Change in Class A Shares	(6,131,140)	(1,024,431)	(4,468,833)	(1,776,043)

Class C
Issued	196,057	259,079	248,812	229,689
Reinvested	35,643	26,834	36,779	25,880
Redeemed	(310,523)	(639,164)	(352,763)	(553,019)

Change in Class C Shares	(78,823)	(353,251)	(67,172)	(297,450)

Class I
Issued	5,191,984	6,584,332	5,440,822	6,245,405
Reinvested	1,692,869	1,401,753	1,745,164	1,376,584
Redeemed	(10,466,765)	(12,634,506)	(10,850,968)	(10,857,053)

Change in Class I Shares	(3,581,912)	(4,648,421)	(3,664,982)	(3,235,064)

Class R2
Issued	2,746,900	4,220,195	2,597,198	3,510,037
Reinvested	681,783	541,896	689,892	549,318
Redeemed	(6,723,406)	(5,431,413)	(6,982,757)	(5,105,135)

Change in Class R2 Shares	(3,294,723)	(669,322)	(3,695,667)	(1,045,780)

Class R3
Issued	1,076,411	1,153,572	1,764,147	747,537
Reinvested	74,597	32,434	61,873	30,215
Redeemed	(475,256)	(178,115)	(281,734)	(283,680)

Change in Class R3 Shares	675,752	1,007,891	1,544,286	494,072

Class R4
Issued	807,245	1,348,924	823,350	1,520,316
Reinvested	89,550	12,598	100,719	7,819
Redeemed	(236,368)	(54,050)	(450,037)	(64,086)

Change in Class R4 Shares	660,427	1,307,472	474,032	1,464,049

Class R5
Issued	16,641,094	20,015,253	15,291,881	18,305,020
Reinvested	5,483,911	4,601,646	5,537,815	4,851,572
Redeemed	(40,805,674)	(58,827,177)	(36,955,494)	(63,427,264)

Change in Class R5 Shares	(18,680,669)	(34,210,278)	(16,125,798)	(40,270,672)

Class R6
Issued	32,341,279	61,083,064	29,420,148	53,107,745
Reinvested	5,033,002	2,350,224	4,749,038	1,943,736
Redeemed	(17,391,613)	(12,000,981)	(17,174,401)	(7,292,652)

Change in Class R6 Shares	19,982,668	51,432,307	16,994,785	47,758,829

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$199,168,930	$236,971,050	$210,071,519	$235,584,727
Distributions reinvested	39,750,688	33,470,376	31,663,312	27,074,275
Cost of shares redeemed	(307,260,407)	(254,185,219)	(264,642,347)	(225,640,343)

Change in net assets resulting from Class A capital transactions	$(68,340,789)	$16,256,207	$(22,907,516)	$37,018,659

Class C
Proceeds from shares issued	$2,838,771	$2,895,259	$3,306,801	$3,527,661
Distributions reinvested	391,400	332,756	368,175	333,147
Cost of shares redeemed	(4,094,937)	(6,968,194)	(3,817,685)	(6,878,953)

Change in net assets resulting from Class C capital transactions	$(864,766)	$(3,740,179)	$(142,709)	$(3,018,145)

Class I
Proceeds from shares issued	$92,110,486	$110,534,143	$114,486,438	$131,408,654
Distributions reinvested	19,897,566	19,693,204	18,219,003	17,824,628
Cost of shares redeemed	(156,326,111)	(193,311,462)	(161,004,533)	(170,190,941)

Change in net assets resulting from Class I capital transactions	$(44,318,059)	$(63,084,115)	$(28,299,092)	$(20,957,659)

Class R2
Proceeds from shares issued	$43,004,982	$64,833,026	$49,449,459	$63,600,237
Distributions reinvested	7,811,680	7,414,675	6,908,449	6,421,030
Cost of shares redeemed	(91,171,593)	(86,161,046)	(82,731,219)	(73,592,936)

Change in net assets resulting from Class R2 capital transactions	$(40,354,931)	$(13,913,345)	$(26,373,311)	$(3,571,669)

Class R3
Proceeds from shares issued	$14,066,900	$12,649,115	$16,918,336	$12,482,172
Distributions reinvested	793,450	343,019	802,667	422,869
Cost of shares redeemed	(5,425,114)	(776,361)	(5,079,919)	(2,556,990)

Change in net assets resulting from Class R3 capital transactions	$9,435,236	$12,215,773	$12,641,084	$10,348,051

Class R4
Proceeds from shares issued	$9,330,792	$11,390,448	$14,084,804	$24,207,069
Distributions reinvested	644,686	58,846	1,183,952	65,851
Cost of shares redeemed	(2,419,433)	(541,582)	(6,622,535)	(1,038,575)

Change in net assets resulting from Class R4 capital transactions	$7,556,045	$10,907,712	$8,646,221	$23,234,345

Class R5
Proceeds from shares issued	$275,652,775	$347,468,806	$279,892,279	$356,272,458
Distributions reinvested	65,355,600	65,138,775	54,326,592	57,736,879
Cost of shares redeemed	(529,611,456)	(919,235,172)	(457,826,258)	(803,994,932)

Change in net assets resulting from Class R5 capital transactions	$(188,603,081)	$(506,627,591)	$(123,607,387)	$(389,985,595)

Class R6
Proceeds from shares issued	$517,162,220	$946,464,807	$493,607,480	$785,409,941
Distributions reinvested	65,323,773	31,971,034	49,480,344	20,664,242
Cost of shares redeemed	(236,832,497)	(192,721,588)	(219,779,008)	(96,619,554)

Change in net assets resulting from Class R6 capital transactions	$345,653,496	$785,714,253	$323,308,816	$709,454,629

Total change in net assets resulting from capital transactions	$20,163,151	$237,728,715	$143,266,106	$362,522,616

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	9,741,281	11,111,413	10,270,302	11,070,922
Reinvested	2,097,967	1,561,370	1,669,772	1,265,277
Redeemed	(15,094,505)	(11,894,243)	(12,963,652)	(10,584,368)

Change in Class A Shares	(3,255,257)	778,540	(1,023,578)	1,751,831

Class C
Issued	140,818	136,908	163,813	167,314
Reinvested	21,028	15,624	19,789	15,685
Redeemed	(199,276)	(330,876)	(188,367)	(327,456)

Change in Class C Shares	(37,430)	(178,344)	(4,765)	(144,457)

Class I
Issued	4,488,199	5,171,178	5,558,411	6,155,442
Reinvested	1,043,525	915,699	954,195	830,316
Redeemed	(7,590,561)	(9,065,112)	(7,836,373)	(7,982,814)

Change in Class I Shares	(2,058,837)	(2,978,235)	(1,323,767)	(997,056)

Class R2
Issued	2,110,820	3,061,020	2,429,988	3,004,032
Reinvested	416,534	346,909	368,217	301,005
Redeemed	(4,457,028)	(4,063,834)	(4,034,935)	(3,487,643)

Change in Class R2 Shares	(1,929,674)	(655,905)	(1,236,730)	(182,606)

Class R3
Issued	687,216	591,999	821,524	590,453
Reinvested	42,065	16,044	42,469	19,814
Redeemed	(268,345)	(36,286)	(250,131)	(119,390)

Change in Class R3 Shares	460,936	571,757	613,862	490,877

Class R4
Issued	456,099	531,102	689,009	1,129,340
Reinvested	33,856	2,758	62,097	3,107
Redeemed	(117,206)	(25,102)	(321,387)	(48,463)

Change in Class R4 Shares	372,749	508,758	429,719	1,083,984

Class R5
Issued	13,478,948	16,245,068	13,626,769	16,681,536
Reinvested	3,420,064	3,026,837	2,837,744	2,685,254
Redeemed	(25,819,496)	(42,917,980)	(22,277,100)	(37,470,117)

Change in Class R5 Shares	(8,920,484)	(23,646,075)	(5,812,587)	(18,103,327)

Class R6
Issued	25,094,551	44,171,079	23,920,368	36,596,983
Reinvested	3,411,615	1,486,893	2,577,122	962,150
Redeemed	(11,547,676)	(8,954,917)	(10,697,775)	(4,506,777)

Change in Class R6 Shares	16,958,490	36,703,055	15,799,715	33,052,356

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$137,898,181	$150,252,787	$22,303,707	$12,728,757
Distributions reinvested	10,454,588	8,326,861	509,021	132,192
Cost of shares redeemed	(124,470,282)	(93,123,496)	(9,740,313)	(1,837,637)

Change in net assets resulting from Class A capital transactions	$23,882,487	$65,456,152	$13,072,415	$11,023,312

Class C
Proceeds from shares issued	$1,539,736	$1,821,957	$478,182	$357,659
Distributions reinvested	111,620	91,901	11,476	1,368
Cost of shares redeemed	(1,065,470)	(1,521,812)	(97,756)	(32,794)

Change in net assets resulting from Class C capital transactions	$585,886	$392,046	$391,902	$326,233

Class I
Proceeds from shares issued	$59,698,716	$71,184,245	$10,766,555	$6,926,874
Distributions reinvested	5,295,662	5,350,948	257,451	89,067
Cost of shares redeemed	(68,197,707)	(70,678,264)	(4,861,036)	(3,460,914)

Change in net assets resulting from Class I capital transactions	$(3,203,329)	$5,856,929	$6,162,970	$3,555,027

Class R2
Proceeds from shares issued	$36,045,343	$41,555,965	$2,522,351	$2,531,404
Distributions reinvested	2,733,777	2,383,433	70,722	14,538
Cost of shares redeemed	(41,451,126)	(31,830,642)	(1,203,419)	(464,203)

Change in net assets resulting from Class R2 capital transactions	$(2,672,006)	$12,108,756	$1,389,654	$2,081,739

Class R3
Proceeds from shares issued	$7,484,425	$5,034,542	$2,786,215	$1,168,849
Distributions reinvested	251,082	110,427	37,202	10,160
Cost of shares redeemed	(2,205,906)	(798,826)	(576,886)	(356,875)

Change in net assets resulting from Class R3 capital transactions	$5,529,601	$4,346,143	$2,246,531	$822,134

Class R4
Proceeds from shares issued	$4,235,207	$4,429,626	$1,793,762	$330,810
Distributions reinvested	205,701	26,000	26,575	3,023
Cost of shares redeemed	(2,281,107)	(68,559)	(433,699)	(6,600)

Change in net assets resulting from Class R4 capital transactions	$2,159,801	$4,387,067	$1,386,638	$327,233

Class R5
Proceeds from shares issued	$192,298,641	$217,444,408	$30,883,972	$16,849,303
Distributions reinvested	19,063,505	17,638,956	695,717	201,807
Cost of shares redeemed	(193,269,620)	(259,920,849)	(14,517,883)	(4,496,382)

Change in net assets resulting from Class R5 capital transactions	$18,092,526	$(24,837,485)	$17,061,806	$12,554,728

Class R6
Proceeds from shares issued	$322,464,869	$379,453,211	$62,484,077	$37,806,981
Distributions reinvested	20,823,585	8,472,596	1,549,882	242,709
Cost of shares redeemed	(101,485,600)	(77,089,571)	(17,073,569)	(4,688,745)

Change in net assets resulting from Class R6 capital transactions	$241,802,854	$310,836,236	$46,960,390	$33,360,945

Total change in net assets resulting from capital transactions	$286,177,820	$378,545,844	$88,672,306	$64,051,351

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	6,003,806	6,322,847	1,279,049	709,629
Reinvested	490,221	348,690	31,311	7,373
Redeemed	(5,407,224)	(3,916,563)	(555,693)	(102,126)

Change in Class A Shares	1,086,803	2,754,974	754,667	614,876

Class C
Issued	67,770	77,182	27,934	19,909
Reinvested	5,322	3,859	722	76
Redeemed	(46,017)	(64,657)	(5,715)	(1,801)

Change in Class C Shares	27,075	16,384	22,941	18,184

Class I
Issued	2,595,276	2,993,441	616,068	385,905
Reinvested	246,835	223,711	15,726	4,966
Redeemed	(2,953,117)	(2,987,295)	(278,070)	(191,980)

Change in Class I Shares	(111,006)	229,857	353,724	198,891

Class R2
Issued	1,571,828	1,759,400	145,613	140,821
Reinvested	129,443	99,881	4,407	810
Redeemed	(1,807,626)	(1,352,363)	(70,797)	(26,129)

Change in Class R2 Shares	(106,355)	506,918	79,223	115,502

Class R3
Issued	325,524	212,720	158,154	65,544
Reinvested	11,805	4,634	2,281	566
Redeemed	(96,327)	(33,230)	(32,516)	(19,731)

Change in Class R3 Shares	241,002	184,124	127,919	46,379

Class R4
Issued	185,428	184,350	102,920	18,576
Reinvested	9,605	1,093	1,621	169
Redeemed	(99,033)	(2,871)	(24,416)	(362)

Change in Class R4 Shares	96,000	182,572	80,125	18,383

Class R5
Issued	8,365,749	9,152,438	1,769,862	940,145
Reinvested	887,370	737,078	42,404	11,262
Redeemed	(8,378,136)	(10,894,518)	(829,488)	(250,979)

Change in Class R5 Shares	874,983	(1,005,002)	982,778	700,428

Class R6
Issued	13,949,760	15,913,577	3,573,818	2,102,490
Reinvested	966,006	354,426	94,154	13,549
Redeemed	(4,404,258)	(3,221,131)	(987,926)	(262,019)

Change in Class R6 Shares	10,511,508	13,046,872	2,680,046	1,854,020

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Income Fund
Class A
Year Ended June 30, 2019	$18.19	$0.47		$0.49	$0.96	$(0.51)	$(0.50)	$(1.01)
Year Ended June 30, 2018	18.14	0.38		0.35	0.73	(0.41)	(0.27)	(0.68)
Year Ended June 30, 2017	17.30	0.39	(h)	0.83	1.22	(0.38)	—	(0.38)
Year Ended June 30, 2016	17.60	0.32		(0.19)	0.13	(0.37)	(0.06)	(0.43)
Year Ended June 30, 2015	17.72	0.32	(h)	— (i)	0.32	(0.44)	—	(0.44)

Class C
Year Ended June 30, 2019	18.12	0.35		0.50	0.85	(0.40)	(0.50)	(0.90)
Year Ended June 30, 2018	18.07	0.25		0.36	0.61	(0.29)	(0.27)	(0.56)
Year Ended June 30, 2017	17.23	0.27	(h)	0.83	1.10	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.53	0.21		(0.19)	0.02	(0.26)	(0.06)	(0.32)
Year Ended June 30, 2015	17.66	0.20	(h)	— (i)	0.20	(0.33)	—	(0.33)

Class I
Year Ended June 30, 2019	18.22	0.49		0.50	0.99	(0.53)	(0.50)	(1.03)
Year Ended June 30, 2018	18.17	0.41		0.34	0.75	(0.43)	(0.27)	(0.70)
Year Ended June 30, 2017	17.33	0.40	(h)	0.84	1.24	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.63	0.34		(0.20)	0.14	(0.38)	(0.06)	(0.44)
Year Ended June 30, 2015	17.75	0.34	(h)	— (i)	0.34	(0.46)	—	(0.46)

Class R2
Year Ended June 30, 2019	18.15	0.39		0.50	0.89	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2018	18.10	0.30		0.34	0.64	(0.32)	(0.27)	(0.59)
Year Ended June 30, 2017	17.26	0.34	(h)	0.83	1.17	(0.33)	—	(0.33)
Year Ended June 30, 2016	17.57	0.28		(0.20)	0.08	(0.33)	(0.06)	(0.39)
Year Ended June 30, 2015	17.69	0.28	(h)	— (i)	0.28	(0.40)	—	(0.40)

Class R3
Year Ended June 30, 2019	18.13	0.45		0.48	0.93	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	18.10	0.38		0.31	0.69	(0.39)	(0.27)	(0.66)
September 9, 2016 (j) through June 30, 2017	17.56	0.35	(h)	0.58	0.93	(0.39)	—	(0.39)

Class R4
Year Ended June 30, 2019	18.19	0.48		0.50	0.98	(0.52)	(0.50)	(1.02)
Year Ended June 30, 2018	18.17	0.50		0.23	0.73	(0.44)	(0.27)	(0.71)
September 9, 2016 (j) through June 30, 2017	17.59	0.33	(h)	0.64	0.97	(0.39)	—	(0.39)

Class R5
Year Ended June 30, 2019	18.25	0.50		0.51	1.01	(0.55)	(0.50)	(1.05)
Year Ended June 30, 2018	18.20	0.42		0.35	0.77	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2017	17.36	0.43	(h)	0.83	1.26	(0.42)	—	(0.42)
Year Ended June 30, 2016	17.66	0.36		(0.19)	0.17	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2015	17.78	0.36	(h)	— (i)	0.36	(0.48)	—	(0.48)

Class R6
Year Ended June 30, 2019	18.25	0.53		0.50	1.03	(0.57)	(0.50)	(1.07)
Year Ended June 30, 2018	18.20	0.45		0.34	0.79	(0.47)	(0.27)	(0.74)
Year Ended June 30, 2017	17.36	0.47	(h)	0.80	1.27	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.66	0.37		(0.19)	0.18	(0.42)	(0.06)	(0.48)
November 3, 2014 (j) through June 30, 2015	17.75	0.49	(h)	(0.18)	0.31	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$18.14	5.65%	$913,902,552	0.31%	2.62%		0.53%		22%
18.19	4.02	1,109,061,789	0.30	2.07		0.53		23
18.14	7.14	1,272,206,671	0.29	2.20	(h)	0.56		21
17.30	0.81	619,792,804	0.28	1.86		0.58		29
17.60	1.81	600,404,300	0.27	1.80	(h)	0.58		10

18.07	5.02	25,210,634	0.94	2.00		1.02		22
18.12	3.34	27,229,447	0.94	1.36		1.02		23
18.07	6.44	43,741,512	0.94	1.54	(h)	1.05		21
17.23	0.16	24,969,601	0.94	1.22		1.08		29
17.53	1.12	24,249,797	0.92	1.15	(h)	1.09		10

18.18	5.83	376,750,999	0.19	2.74		0.27		22
18.22	4.13	459,287,905	0.19	2.18		0.26		23
18.17	7.22	556,179,393	0.19	2.28	(h)	0.30		21
17.33	0.90	298,322,644	0.18	1.97		0.32		29
17.63	1.91	304,856,274	0.17	1.91	(h)	0.34		10

18.11	5.24	135,757,596	0.75	2.17		0.77		22
18.15	3.55	188,265,741	0.75	1.62		0.77		23
18.10	6.82	229,706,224	0.59	1.90	(h)	0.84		21
17.26	0.50	110,807,390	0.53	1.61		0.87		29
17.57	1.58	99,663,111	0.52	1.56	(h)	0.87		10

18.08	5.51	20,881,718	0.50	2.51		0.52		22
18.13	3.80	13,281,928	0.50	2.06		0.53		23
18.10	5.35	2,507,962	0.50	2.41	(h)	0.58		21

18.15	5.78	18,329,270	0.25	2.70		0.26		22
18.19	4.00	17,265,638	0.25	2.71		0.37		23
18.17	5.61	21,118	0.25	2.28	(h)	0.35		21

18.21	5.91	937,765,072	0.10	2.80		0.12		22
18.25	4.21	1,273,234,250	0.10	2.25		0.11		23
18.20	7.32	1,883,558,005	0.09	2.40	(h)	0.15		21
17.36	1.03	1,005,529,297	0.05	2.09		0.16		29
17.66	2.04	833,438,828	0.03	2.00	(h)	0.16		10

18.21	6.02	902,533,726	0.00	2.95		0.02		22
18.25	4.32	853,005,660	0.00	2.44		0.01		23
18.20	7.42	476,562,618	0.00	2.63	(h)	0.01		21
17.36	1.09	101,641,201	0.00	2.15		0.00	(k)	29
17.66	1.76	208,521,972	0.00	4.22	(h)	0.00	(k)	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2019	$19.34	$0.47		$0.55	$1.02	$(0.52)	$(0.59)	$(1.11)
Year Ended June 30, 2018	19.14	0.39		0.62	1.01	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2017	17.95	0.38	(h)	1.31	1.69	(0.40)	(0.10)	(0.50)
Year Ended June 30, 2016	18.50	0.32		(0.30)	0.02	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2015	18.62	0.34	(h)	0.25	0.59	(0.49)	(0.22)	(0.71)

Class C
Year Ended June 30, 2019	19.26	0.35		0.55	0.90	(0.41)	(0.59)	(1.00)
Year Ended June 30, 2018	19.06	0.26		0.63	0.89	(0.30)	(0.39)	(0.69)
Year Ended June 30, 2017	17.87	0.25	(h)	1.31	1.56	(0.27)	(0.10)	(0.37)
Year Ended June 30, 2016	18.42	0.21		(0.31)	(0.10)	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2015	18.56	0.21	(h)	0.24	0.45	(0.37)	(0.22)	(0.59)

Class I
Year Ended June 30, 2019	19.41	0.50		0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.20	0.42		0.63	1.05	(0.45)	(0.39)	(0.84)
Year Ended June 30, 2017	18.00	0.40	(h)	1.31	1.71	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2016	18.55	0.34		(0.30)	0.04	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2015	18.68	0.36	(h)	0.23	0.59	(0.50)	(0.22)	(0.72)

Class R2
Year Ended June 30, 2019	19.29	0.39		0.55	0.94	(0.45)	(0.59)	(1.04)
Year Ended June 30, 2018	19.09	0.31		0.62	0.93	(0.34)	(0.39)	(0.73)
Year Ended June 30, 2017	17.90	0.32	(h)	1.31	1.63	(0.34)	(0.10)	(0.44)
Year Ended June 30, 2016	18.45	0.28		(0.30)	(0.02)	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2015	18.58	0.29	(h)	0.24	0.53	(0.44)	(0.22)	(0.66)

Class R3
Year Ended June 30, 2019	19.29	0.46		0.52	0.98	(0.51)	(0.59)	(1.10)
Year Ended June 30, 2018	19.10	0.37		0.61	0.98	(0.40)	(0.39)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.29	0.28	(h)	1.03	1.31	(0.40)	(0.10)	(0.50)

Class R4
Year Ended June 30, 2019	19.37	0.50		0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.19	0.44		0.59	1.03	(0.46)	(0.39)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.35	0.35	(h)	1.00	1.35	(0.41)	(0.10)	(0.51)

Class R5
Year Ended June 30, 2019	19.43	0.52		0.55	1.07	(0.57)	(0.59)	(1.16)
Year Ended June 30, 2018	19.22	0.43		0.64	1.07	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2017	18.02	0.42	(h)	1.32	1.74	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2016	18.57	0.37		(0.31)	0.06	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2015	18.69	0.38	(h)	0.25	0.63	(0.53)	(0.22)	(0.75)

Class R6
Year Ended June 30, 2019	19.44	0.55		0.53	1.08	(0.59)	(0.59)	(1.18)
Year Ended June 30, 2018	19.23	0.47		0.62	1.09	(0.49)	(0.39)	(0.88)
Year Ended June 30, 2017	18.03	0.45	(h)	1.30	1.75	(0.45)	(0.10)	(0.55)
Year Ended June 30, 2016	18.58	0.40		(0.33)	0.07	(0.43)	(0.19)	(0.62)
November 3, 2014 (i) through June 30, 2015	18.75	0.27	(h)	0.23	0.50	(0.45)	(0.22)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$19.25	5.74%	$1,329,583,241	0.36%	2.49%		0.52%		23%
19.34	5.24	1,575,072,478	0.34	1.97		0.52		23
19.14	9.55	1,698,638,664	0.31	2.03	(h)	0.54		20
17.95	0.22	1,574,360,821	0.30	1.82		0.57		19
18.50	3.23	1,413,064,773	0.28	1.80	(h)	0.56		8

19.16	5.08	32,725,145	0.96	1.87		1.02		23
19.26	4.60	35,803,238	0.96	1.31		1.02		23
19.06	8.86	47,919,707	0.96	1.37	(h)	1.06		20
17.87	(0.43)	55,337,034	0.95	1.17		1.08		19
18.42	2.50	56,200,731	0.93	1.15	(h)	1.08		8

19.32	5.88	657,041,783	0.21	2.64		0.27		23
19.41	5.41	794,081,821	0.21	2.11		0.26		23
19.20	9.68	894,064,434	0.21	2.15	(h)	0.29		20
18.00	0.31	943,672,820	0.20	1.92		0.31		19
18.55	3.26	964,095,152	0.18	1.91	(h)	0.30		8

19.19	5.27	235,221,749	0.75	2.08		0.77		23
19.29	4.82	336,321,252	0.75	1.57		0.76		23
19.09	9.24	379,082,287	0.60	1.75	(h)	0.81		20
17.90	(0.02)	383,079,281	0.55	1.57		0.83		19
18.45	2.94	303,004,617	0.53	1.55	(h)	0.83		8

19.17	5.51	45,957,172	0.50	2.45		0.52		23
19.29	5.10	18,587,787	0.50	1.90		0.52		23
19.10	7.31	4,816,368	0.50	1.82	(h)	0.54		20

19.28	5.86	39,274,910	0.25	2.65		0.26		23
19.37	5.31	33,798,436	0.25	2.26		0.29		23
19.19	7.54	26,608	0.25	2.35	(h)	0.35		20

19.34	5.99	1,815,333,487	0.10	2.73		0.11		23
19.43	5.52	2,456,985,179	0.10	2.19		0.11		23
19.22	9.80	3,406,306,984	0.09	2.26	(h)	0.13		20
18.02	0.44	3,514,258,427	0.07	2.04		0.14		19
18.57	3.45	3,238,307,085	0.04	2.02	(h)	0.15		8

19.34	6.04	1,648,083,703	0.00	2.87		0.01		23
19.44	5.63	1,508,100,397	0.00	2.39		0.01		23
19.23	9.90	644,741,611	0.00	2.39	(h)	0.00	(j)	20
18.03	0.51	309,810,854	0.00	2.22		0.00	(j)	19
18.58	2.73	96,486,068	0.00	2.14	(h)	0.00	(j)	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2019	$19.18	$0.43		$0.59	$1.02	$(0.49)	$(0.49)	$(0.98)
Year Ended June 30, 2018	18.75	0.35		0.84	1.19	(0.38)	(0.38)	(0.76)
Year Ended June 30, 2017	17.31	0.34	(h)	1.60	1.94	(0.35)	(0.15)	(0.50)
Year Ended June 30, 2016	17.97	0.28		(0.40)	(0.12)	(0.35)	(0.19)	(0.54)
Year Ended June 30, 2015	18.00	0.30	(h)	0.35	0.65	(0.47)	(0.21)	(0.68)

Class C
Year Ended June 30, 2019	19.11	0.32		0.59	0.91	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2018	18.69	0.22		0.84	1.06	(0.26)	(0.38)	(0.64)
Year Ended June 30, 2017	17.24	0.22	(h)	1.61	1.83	(0.23)	(0.15)	(0.38)
Year Ended June 30, 2016	17.91	0.17		(0.42)	(0.25)	(0.23)	(0.19)	(0.42)
Year Ended June 30, 2015	17.95	0.18	(h)	0.36	0.54	(0.37)	(0.21)	(0.58)

Class I
Year Ended June 30, 2019	19.22	0.46		0.60	1.06	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.79	0.38		0.84	1.22	(0.41)	(0.38)	(0.79)
Year Ended June 30, 2017	17.34	0.36	(h)	1.61	1.97	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	18.01	0.30		(0.42)	(0.12)	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2015	18.04	0.32	(h)	0.35	0.67	(0.49)	(0.21)	(0.70)

Class R2
Year Ended June 30, 2019	19.11	0.35		0.60	0.95	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2018	18.69	0.27		0.84	1.11	(0.31)	(0.38)	(0.69)
Year Ended June 30, 2017	17.25	0.29	(h)	1.60	1.89	(0.30)	(0.15)	(0.45)
Year Ended June 30, 2016	17.92	0.24		(0.41)	(0.17)	(0.31)	(0.19)	(0.50)
Year Ended June 30, 2015	17.95	0.25	(h)	0.36	0.61	(0.43)	(0.21)	(0.64)

Class R3
Year Ended June 30, 2019	19.12	0.41		0.59	1.00	(0.47)	(0.49)	(0.96)
Year Ended June 30, 2018	18.72	0.36		0.80	1.16	(0.38)	(0.38)	(0.76)
September 9, 2016 (i) through June 30, 2017	17.69	0.23	(h)	1.31	1.54	(0.36)	(0.15)	(0.51)

Class R4
Year Ended June 30, 2019	19.18	0.46		0.59	1.05	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.78	0.45		0.75	1.20	(0.42)	(0.38)	(0.80)
September 9, 2016 (i) through June 30, 2017	17.73	0.29	(h)	1.29	1.58	(0.38)	(0.15)	(0.53)

Class R5
Year Ended June 30, 2019	19.24	0.48		0.60	1.08	(0.54)	(0.49)	(1.03)
Year Ended June 30, 2018	18.81	0.40		0.84	1.24	(0.43)	(0.38)	(0.81)
Year Ended June 30, 2017	17.36	0.38	(h)	1.61	1.99	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	18.03	0.32		(0.41)	(0.09)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2015	18.05	0.34	(h)	0.37	0.71	(0.52)	(0.21)	(0.73)

Class R6
Year Ended June 30, 2019	19.24	0.50		0.60	1.10	(0.56)	(0.49)	(1.05)
Year Ended June 30, 2018	18.82	0.43		0.82	1.25	(0.45)	(0.38)	(0.83)
Year Ended June 30, 2017	17.36	0.41	(h)	1.61	2.02	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	18.03	0.35		(0.43)	(0.08)	(0.40)	(0.19)	(0.59)
November 3, 2014 (i) through June 30, 2015	18.13	0.24	(h)	0.32	0.56	(0.45)	(0.21)	(0.66)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of offering of class of share.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$19.22	5.80%	$1,618,745,001	0.38%	2.28%		0.52%		24%
19.18	6.33	1,802,572,445	0.36	1.78		0.52		26
18.75	11.42	1,839,098,058	0.32	1.88	(h)	0.54		16
17.31	(0.59)	1,581,781,922	0.31	1.65		0.56		17
17.97	3.74	1,322,590,934	0.29	1.66	(h)	0.56		8

19.15	5.20	35,802,142	0.97	1.69		1.02		24
19.11	5.65	39,725,390	0.97	1.13		1.03		26
18.69	10.79	50,947,959	0.97	1.22	(h)	1.05		16
17.24	(1.30)	53,254,672	0.96	0.99		1.09		17
17.91	3.07	53,305,463	0.94	1.01	(h)	1.08		8

19.27	6.01	760,816,568	0.22	2.45		0.26		24
19.22	6.47	870,553,845	0.22	1.93		0.26		26
18.79	11.56	928,710,192	0.22	1.97	(h)	0.29		16
17.34	(0.55)	855,591,284	0.21	1.75		0.31		17
18.01	3.82	762,445,476	0.19	1.77	(h)	0.31		8

19.15	5.42	282,956,272	0.75	1.90		0.77		24
19.11	5.89	360,269,761	0.75	1.39		0.76		26
18.69	11.13	384,485,846	0.61	1.60	(h)	0.81		16
17.25	(0.88)	345,519,188	0.56	1.41		0.84		17
17.92	3.50	265,307,239	0.54	1.39	(h)	0.83		8

19.16	5.72	41,862,334	0.50	2.21		0.52		24
19.12	6.15	26,624,257	0.50	1.83		0.52		26
18.72	8.92	3,644,789	0.50	1.56	(h)	0.56		16

19.22	5.95	36,267,323	0.25	2.47		0.26		24
19.18	6.39	23,227,536	0.25	2.33		0.27		26
18.78	9.09	185,054	0.25	1.95	(h)	0.34		16

19.29	6.13	2,183,768,336	0.10	2.54		0.11		24
19.24	6.59	2,693,856,623	0.10	2.02		0.11		26
18.81	11.69	3,347,238,800	0.09	2.12	(h)	0.13		16
17.36	(0.41)	3,245,942,674	0.07	1.88		0.15		17
18.03	4.02	2,752,521,619	0.05	1.89	(h)	0.15		8

19.29	6.24	2,280,809,059	0.00	2.68		0.01		24
19.24	6.64	1,875,059,586	0.00	2.20		0.01		26
18.82	11.85	796,239,508	0.00	2.26	(h)	0.00	(j)	16
17.36	(0.34)	292,823,052	0.00	2.05		0.00	(j)	17
18.03	3.16	82,127,377	0.00	1.97	(h)	0.00	(j)	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2019	$21.03	$0.43		$0.67	$1.10	$(0.50)	$(0.63)	$(1.13)
Year Ended June 30, 2018	20.33	0.34		1.24	1.58	(0.40)	(0.48)	(0.88)
Year Ended June 30, 2017	18.45	0.34	(h)	2.06	2.40	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	19.37	0.28		(0.63)	(0.35)	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2015	19.38	0.30	(h)	0.46	0.76	(0.50)	(0.27)	(0.77)

Class C
Year Ended June 30, 2019	20.84	0.30		0.67	0.97	(0.38)	(0.63)	(1.01)
Year Ended June 30, 2018	20.15	0.20		1.24	1.44	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2017	18.29	0.22	(h)	2.03	2.25	(0.24)	(0.15)	(0.39)
Year Ended June 30, 2016	19.22	0.16		(0.62)	(0.46)	(0.25)	(0.22)	(0.47)
Year Ended June 30, 2015	19.25	0.17	(h)	0.46	0.63	(0.39)	(0.27)	(0.66)

Class I
Year Ended June 30, 2019	21.08	0.46		0.68	1.14	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.38	0.37		1.24	1.61	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2017	18.49	0.36	(h)	2.07	2.43	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	19.41	0.30		(0.63)	(0.33)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	19.42	0.32	(h)	0.46	0.78	(0.52)	(0.27)	(0.79)

Class R2
Year Ended June 30, 2019	20.96	0.35		0.66	1.01	(0.42)	(0.63)	(1.05)
Year Ended June 30, 2018	20.26	0.26		1.23	1.49	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2017	18.39	0.29	(h)	2.04	2.33	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2016	19.31	0.23		(0.62)	(0.39)	(0.31)	(0.22)	(0.53)
Year Ended June 30, 2015	19.33	0.25	(h)	0.45	0.70	(0.45)	(0.27)	(0.72)

Class R3
Year Ended June 30, 2019	20.98	0.42		0.66	1.08	(0.49)	(0.63)	(1.12)
Year Ended June 30, 2018	20.30	0.33		1.21	1.54	(0.38)	(0.48)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.89	0.21	(h)	1.72	1.93	(0.37)	(0.15)	(0.52)

Class R4
Year Ended June 30, 2019	21.05	0.46		0.67	1.13	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.36	0.39		1.22	1.61	(0.44)	(0.48)	(0.92)
September 9, 2016 (i) through June 30, 2017	18.93	0.33	(h)	1.64	1.97	(0.39)	(0.15)	(0.54)

Class R5
Year Ended June 30, 2019	21.14	0.49		0.67	1.16	(0.56)	(0.63)	(1.19)
Year Ended June 30, 2018	20.43	0.40		1.24	1.64	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2017	18.53	0.39	(h)	2.07	2.46	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	19.45	0.33		(0.63)	(0.30)	(0.40)	(0.22)	(0.62)
Year Ended June 30, 2015	19.46	0.35	(h)	0.46	0.81	(0.55)	(0.27)	(0.82)

Class R6
Year Ended June 30, 2019	21.13	0.51		0.68	1.19	(0.58)	(0.63)	(1.21)
Year Ended June 30, 2018	20.42	0.43		1.23	1.66	(0.47)	(0.48)	(0.95)
Year Ended June 30, 2017	18.53	0.41	(h)	2.06	2.47	(0.43)	(0.15)	(0.58)
Year Ended June 30, 2016	19.45	0.35		(0.64)	(0.29)	(0.41)	(0.22)	(0.63)
November 3, 2014 (i) through June 30, 2015	19.55	0.24	(h)	0.41	0.65	(0.48)	(0.27)	(0.75)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$21.00	5.82%	$1,817,991,315	0.38%	2.09%		0.52%		19%
21.03	7.74	1,996,352,162	0.36	1.61		0.52		30
20.33	13.21	1,989,716,070	0.32	1.77	(h)	0.55		26
18.45	(1.71)	1,719,385,697	0.31	1.53		0.58		22
19.37	4.05	1,479,265,341	0.29	1.54	(h)	0.57		10

20.80	5.21	34,611,510	0.97	1.48		1.02		19
20.84	7.10	37,658,447	0.97	0.95		1.03		30
20.15	12.48	46,297,575	0.97	1.12	(h)	1.07		26
18.29	(2.36)	47,960,623	0.96	0.87		1.11		22
19.22	3.39	53,202,326	0.94	0.88	(h)	1.10		10

21.06	6.02	842,816,953	0.22	2.25		0.26		19
21.08	7.87	941,297,953	0.22	1.76		0.26		30
20.38	13.34	999,965,327	0.22	1.88	(h)	0.30		26
18.49	(1.62)	997,683,619	0.21	1.63		0.32		22
19.41	4.14	950,009,815	0.19	1.66	(h)	0.32		10

20.92	5.39	376,463,963	0.75	1.70		0.77		19
20.96	7.35	481,235,818	0.75	1.22		0.76		30
20.26	12.87	492,665,627	0.61	1.48	(h)	0.82		26
18.39	(1.95)	444,975,463	0.56	1.28		0.84		22
19.31	3.77	351,034,923	0.54	1.29	(h)	0.84		10

20.94	5.72	65,515,408	0.50	2.04		0.52		19
20.98	7.57	26,713,668	0.50	1.54		0.52		30
20.30	10.44	5,048,280	0.50	1.28	(h)	0.53		26

21.02	5.97	61,312,721	0.25	2.26		0.26		19
21.05	7.90	41,512,978	0.25	1.81		0.29		30
20.36	10.62	34,690	0.25	2.13	(h)	0.35		26

21.11	6.09	2,387,636,631	0.10	2.36		0.11		19
21.14	8.03	2,869,582,896	0.10	1.86		0.11		30
20.43	13.51	3,803,505,336	0.09	2.01	(h)	0.14		26
18.53	(1.48)	3,512,043,299	0.07	1.77		0.15		22
19.45	4.28	3,091,391,989	0.05	1.77	(h)	0.16		10

21.11	6.24	2,387,434,327	0.00	2.48		0.01		19
21.13	8.14	1,970,018,168	0.00	2.02		0.01		30
20.42	13.56	706,064,859	0.00	2.12	(h)	0.00	(j)	26
18.53	(1.41)	304,091,927	0.00	1.93		0.00	(j)	22
19.45	3.42	96,079,609	0.00	1.84	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2019	$20.43	$0.38		$0.58	$0.96	$(0.46)	$(0.53)	$(0.99)
Year Ended June 30, 2018	19.62	0.30		1.31	1.61	(0.36)	(0.44)	(0.80)
Year Ended June 30, 2017	17.59	0.31	(h)	2.21	2.52	(0.33)	(0.16)	(0.49)
Year Ended June 30, 2016	18.59	0.25		(0.70)	(0.45)	(0.33)	(0.22)	(0.55)
Year Ended June 30, 2015	18.56	0.27	(h)	0.50	0.77	(0.48)	(0.26)	(0.74)

Class C
Year Ended June 30, 2019	20.26	0.26		0.59	0.85	(0.35)	(0.53)	(0.88)
Year Ended June 30, 2018	19.47	0.17		1.29	1.46	(0.23)	(0.44)	(0.67)
Year Ended June 30, 2017	17.45	0.19	(h)	2.20	2.39	(0.21)	(0.16)	(0.37)
Year Ended June 30, 2016	18.47	0.13		(0.70)	(0.57)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.46	0.15	(h)	0.50	0.65	(0.38)	(0.26)	(0.64)

Class I
Year Ended June 30, 2019	20.53	0.42		0.59	1.01	(0.50)	(0.53)	(1.03)
Year Ended June 30, 2018	19.71	0.34		1.31	1.65	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2017	17.67	0.33	(h)	2.22	2.55	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2016	18.67	0.27		(0.71)	(0.44)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.63	0.30	(h)	0.49	0.79	(0.49)	(0.26)	(0.75)

Class R2
Year Ended June 30, 2019	20.37	0.30		0.59	0.89	(0.39)	(0.53)	(0.92)
Year Ended June 30, 2018	19.57	0.22		1.30	1.52	(0.28)	(0.44)	(0.72)
Year Ended June 30, 2017	17.54	0.26	(h)	2.21	2.47	(0.28)	(0.16)	(0.44)
Year Ended June 30, 2016	18.54	0.21		(0.71)	(0.50)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.52	0.22	(h)	0.49	0.71	(0.43)	(0.26)	(0.69)

Class R3
Year Ended June 30, 2019	20.36	0.37		0.57	0.94	(0.45)	(0.53)	(0.98)
Year Ended June 30, 2018	19.57	0.32		1.26	1.58	(0.35)	(0.44)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.04	0.18	(h)	1.85	2.03	(0.34)	(0.16)	(0.50)

Class R4
Year Ended June 30, 2019	20.50	0.41		0.58	0.99	(0.49)	(0.53)	(1.02)
Year Ended June 30, 2018	19.70	0.37		1.28	1.65	(0.41)	(0.44)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.13	0.31	(h)	1.78	2.09	(0.36)	(0.16)	(0.52)

Class R5
Year Ended June 30, 2019	20.54	0.44		0.60	1.04	(0.52)	(0.53)	(1.05)
Year Ended June 30, 2018	19.73	0.36		1.30	1.66	(0.41)	(0.44)	(0.85)
Year Ended June 30, 2017	17.68	0.35	(h)	2.24	2.59	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2016	18.68	0.29		(0.70)	(0.41)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	18.64	0.32	(h)	0.50	0.82	(0.52)	(0.26)	(0.78)

Class R6
Year Ended June 30, 2019	20.55	0.46		0.59	1.05	(0.54)	(0.53)	(1.07)
Year Ended June 30, 2018	19.73	0.39		1.31	1.70	(0.44)	(0.44)	(0.88)
Year Ended June 30, 2017	17.68	0.38	(h)	2.22	2.60	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2016	18.68	0.32		(0.72)	(0.40)	(0.38)	(0.22)	(0.60)
November 3, 2014 (i) through June 30, 2015	18.74	0.20	(h)	0.46	0.66	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$20.40	5.27%	$1,350,106,625	0.39%	1.91%		0.52%		15%
20.43	8.18	1,477,096,112	0.37	1.46		0.52		28
19.62	14.58	1,438,787,340	0.32	1.67	(h)	0.56		22
17.59	(2.40)	1,219,559,258	0.31	1.42		0.59		17
18.59	4.22	1,011,295,528	0.29	1.45	(h)	0.58		10

20.23	4.71	21,966,918	0.97	1.32		1.03		15
20.26	7.48	23,602,339	0.97	0.82		1.04		28
19.47	13.89	29,550,511	0.97	1.02	(h)	1.08		22
17.45	(3.08)	30,327,423	0.96	0.73		1.08		17
18.47	3.59	35,271,638	0.94	0.80	(h)	1.07		10

20.51	5.47	604,947,389	0.22	2.08		0.27		15
20.53	8.35	679,085,746	0.22	1.63		0.26		28
19.71	14.68	743,740,243	0.22	1.75	(h)	0.30		22
17.67	(2.30)	655,304,993	0.21	1.52		0.33		17
18.67	4.36	580,866,905	0.19	1.57	(h)	0.33		10

20.34	4.89	283,851,505	0.75	1.53		0.77		15
20.37	7.74	351,337,033	0.75	1.08		0.76		28
19.57	14.29	350,592,518	0.62	1.38	(h)	0.83		22
17.54	(2.64)	292,087,846	0.56	1.18		0.86		17
18.54	3.93	225,354,729	0.54	1.19	(h)	0.85		10

20.32	5.14	39,417,258	0.50	1.85		0.52		15
20.36	8.05	25,728,124	0.50	1.54		0.52		28
19.57	11.49	5,007,361	0.50	1.16	(h)	0.54		22

20.47	5.41	40,332,104	0.25	2.07		0.26		15
20.50	8.33	26,844,718	0.25	1.79		0.29		28
19.70	11.74	43,037	0.25	2.03	(h)	0.35		22

20.53	5.64	1,751,724,155	0.10	2.20		0.11		15
20.54	8.41	2,137,154,842	0.10	1.72		0.11		28
19.73	14.87	2,727,056,929	0.09	1.90	(h)	0.14		22
17.68	(2.17)	2,488,223,763	0.07	1.65		0.16		17
18.68	4.50	2,103,140,075	0.05	1.68	(h)	0.17		10

20.53	5.70	2,130,473,734	0.00	2.30		0.02		15
20.55	8.58	1,721,935,773	0.00	1.86		0.01		28
19.73	14.97	638,799,389	0.00	2.02	(h)	0.00	(j)	22
17.68	(2.10)	235,741,825	0.00	1.83		0.00	(j)	17
18.68	3.60	77,861,701	0.00	1.63	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2019	$22.17	$0.38		$0.62	$1.00	$(0.47)	$(0.67)	$(1.14)
Year Ended June 30, 2018	21.18	0.30		1.60	1.90	(0.37)	(0.54)	(0.91)
Year Ended June 30, 2017	18.77	0.31	(h)	2.63	2.94	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	19.96	0.25		(0.86)	(0.61)	(0.33)	(0.25)	(0.58)
Year Ended June 30, 2015	19.93	0.27	(h)	0.57	0.84	(0.50)	(0.31)	(0.81)

Class C
Year Ended June 30, 2019	21.87	0.25		0.62	0.87	(0.35)	(0.67)	(1.02)
Year Ended June 30, 2018	20.91	0.15		1.59	1.74	(0.24)	(0.54)	(0.78)
Year Ended June 30, 2017	18.54	0.18	(h)	2.59	2.77	(0.21)	(0.19)	(0.40)
Year Ended June 30, 2016	19.76	0.12		(0.85)	(0.73)	(0.24)	(0.25)	(0.49)
Year Ended June 30, 2015	19.76	0.14	(h)	0.57	0.71	(0.40)	(0.31)	(0.71)

Class I
Year Ended June 30, 2019	22.23	0.42		0.63	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.24	0.34		1.59	1.93	(0.40)	(0.54)	(0.94)
Year Ended June 30, 2017	18.82	0.33	(h)	2.64	2.97	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	20.01	0.26		(0.85)	(0.59)	(0.35)	(0.25)	(0.60)
Year Ended June 30, 2015	19.98	0.30	(h)	0.56	0.86	(0.52)	(0.31)	(0.83)

Class R2
Year Ended June 30, 2019	22.06	0.30		0.62	0.92	(0.39)	(0.67)	(1.06)
Year Ended June 30, 2018	21.08	0.22		1.58	1.80	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2017	18.68	0.25	(h)	2.62	2.87	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2016	19.88	0.20		(0.85)	(0.65)	(0.30)	(0.25)	(0.55)
Year Ended June 30, 2015	19.86	0.22	(h)	0.57	0.79	(0.46)	(0.31)	(0.77)

Class R3
Year Ended June 30, 2019	22.12	0.37		0.60	0.97	(0.46)	(0.67)	(1.13)
Year Ended June 30, 2018	21.14	0.28		1.58	1.86	(0.34)	(0.54)	(0.88)
September 9, 2016 (i) through June 30, 2017	19.30	0.13	(h)	2.25	2.38	(0.35)	(0.19)	(0.54)

Class R4
Year Ended June 30, 2019	22.19	0.41		0.64	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.22	0.30		1.63	1.93	(0.42)	(0.54)	(0.96)
September 9, 2016 (i) through June 30, 2017	19.35	0.31	(h)	2.12	2.43	(0.37)	(0.19)	(0.56)

Class R5
Year Ended June 30, 2019	22.29	0.44		0.64	1.08	(0.54)	(0.67)	(1.21)
Year Ended June 30, 2018	21.29	0.36		1.61	1.97	(0.43)	(0.54)	(0.97)
Year Ended June 30, 2017	18.86	0.36	(h)	2.65	3.01	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2016	20.06	0.29		(0.86)	(0.57)	(0.38)	(0.25)	(0.63)
Year Ended June 30, 2015	20.02	0.32	(h)	0.58	0.90	(0.55)	(0.31)	(0.86)

Class R6
Year Ended June 30, 2019	22.29	0.47		0.63	1.10	(0.56)	(0.67)	(1.23)
Year Ended June 30, 2018	21.29	0.39		1.60	1.99	(0.45)	(0.54)	(0.99)
Year Ended June 30, 2017	18.86	0.38	(h)	2.64	3.02	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2016	20.06	0.32		(0.88)	(0.56)	(0.39)	(0.25)	(0.64)
November 3, 2014 (i) through June 30, 2015	20.11	0.21	(h)	0.54	0.75	(0.49)	(0.31)	(0.80)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$22.03	5.15%	$1,324,588,409	0.39%	1.76%		0.52%		14%
22.17	8.91	1,431,800,489	0.37	1.35		0.52		29
21.18	15.94	1,405,514,153	0.32	1.56	(h)	0.58		24
18.77	(2.97)	1,218,455,476	0.31	1.32		0.62		16
19.96	4.36	1,032,320,891	0.29	1.36	(h)	0.61		10

21.72	4.59	22,117,371	0.97	1.17		1.03		14
21.87	8.25	23,744,477	0.97	0.69		1.04		29
20.91	15.18	28,920,492	0.97	0.94	(h)	1.11		24
18.54	(3.64)	29,275,269	0.96	0.65		1.16		16
19.76	3.71	34,874,908	0.94	0.71	(h)	1.15		10

22.10	5.36	616,460,578	0.22	1.93		0.27		14
22.23	9.05	701,619,190	0.22	1.51		0.26		29
21.24	16.05	738,939,812	0.22	1.67	(h)	0.32		24
18.82	(2.87)	698,514,780	0.21	1.41		0.36		16
20.01	4.44	685,404,675	0.19	1.49	(h)	0.35		10

21.92	4.79	269,143,206	0.75	1.38		0.77		14
22.06	8.50	352,347,719	0.75	0.97		0.77		29
21.08	15.62	358,746,400	0.62	1.28	(h)	0.85		24
18.68	(3.22)	303,226,134	0.56	1.05		0.90		16
19.88	4.09	233,012,841	0.54	1.11	(h)	0.88		10

21.96	5.02	54,427,818	0.50	1.72		0.52		14
22.12	8.77	20,649,630	0.50	1.26		0.52		29
21.14	12.58	9,292,450	0.50	0.79	(h)	0.54		24

22.06	5.36	42,791,845	0.25	1.91		0.26		14
22.19	9.04	32,537,841	0.25	1.34		0.28		29
21.22	12.80	44,844	0.25	1.93	(h)	0.35		24

22.16	5.48	1,803,566,302	0.10	2.06		0.12		14
22.29	9.20	2,173,497,464	0.10	1.62		0.11		29
21.29	16.22	2,933,132,572	0.09	1.80	(h)	0.15		24
18.86	(2.78)	2,573,248,522	0.07	1.56		0.17		16
20.06	4.63	2,268,744,460	0.05	1.59	(h)	0.18		10

22.16	5.58	2,006,280,143	0.00	2.16		0.02		14
22.29	9.31	1,639,250,100	0.00	1.71		0.01		29
21.29	16.33	549,100,749	0.00	1.87	(h)	0.00	(j)	24
18.86	(2.71)	233,180,959	0.00	1.73		0.00	(j)	16
20.06	3.85	74,475,091	0.00	1.54	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2019	$21.09	$0.35		$0.61	$0.96	$(0.44)	$(0.51)	$(0.95)
Year Ended June 30, 2018	20.08	0.28		1.54	1.82	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2017	17.78	0.29	(h)	2.52	2.81	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2016	18.90	0.23		(0.80)	(0.57)	(0.32)	(0.23)	(0.55)
Year Ended June 30, 2015	18.83	0.26	(h)	0.54	0.80	(0.47)	(0.26)	(0.73)

Class C
Year Ended June 30, 2019	20.92	0.22		0.62	0.84	(0.34)	(0.51)	(0.85)
Year Ended June 30, 2018	19.93	0.14		1.54	1.68	(0.22)	(0.47)	(0.69)
Year Ended June 30, 2017	17.66	0.17	(h)	2.49	2.66	(0.20)	(0.19)	(0.39)
Year Ended June 30, 2016	18.80	0.12		(0.80)	(0.68)	(0.23)	(0.23)	(0.46)
Year Ended June 30, 2015	18.76	0.13	(h)	0.55	0.68	(0.38)	(0.26)	(0.64)

Class I
Year Ended June 30, 2019	21.17	0.38		0.62	1.00	(0.48)	(0.51)	(0.99)
Year Ended June 30, 2018	20.15	0.31		1.55	1.86	(0.37)	(0.47)	(0.84)
Year Ended June 30, 2017	17.84	0.31	(h)	2.53	2.84	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	18.96	0.25		(0.81)	(0.56)	(0.33)	(0.23)	(0.56)
Year Ended June 30, 2015	18.89	0.29	(h)	0.53	0.82	(0.49)	(0.26)	(0.75)

Class R2
Year Ended June 30, 2019	21.02	0.27		0.61	0.88	(0.37)	(0.51)	(0.88)
Year Ended June 30, 2018	20.01	0.20		1.54	1.74	(0.26)	(0.47)	(0.73)
Year Ended June 30, 2017	17.72	0.24	(h)	2.50	2.74	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2016	18.85	0.19		(0.81)	(0.62)	(0.28)	(0.23)	(0.51)
Year Ended June 30, 2015	18.79	0.21	(h)	0.54	0.75	(0.43)	(0.26)	(0.69)

Class R3
Year Ended June 30, 2019	21.03	0.33		0.61	0.94	(0.43)	(0.51)	(0.94)
Year Ended June 30, 2018	20.04	0.28		1.51	1.79	(0.33)	(0.47)	(0.80)
September 9, 2016 (i) through June 30, 2017	18.28	0.13	(h)	2.14	2.27	(0.32)	(0.19)	(0.51)

Class R4
Year Ended June 30, 2019	21.13	0.37		0.61	0.98	(0.47)	(0.51)	(0.98)
Year Ended June 30, 2018	20.13	0.34		1.52	1.86	(0.39)	(0.47)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.34	0.29	(h)	2.03	2.32	(0.34)	(0.19)	(0.53)

Class R5
Year Ended June 30, 2019	21.19	0.41		0.61	1.02	(0.50)	(0.51)	(1.01)
Year Ended June 30, 2018	20.17	0.34		1.55	1.89	(0.40)	(0.47)	(0.87)
Year Ended June 30, 2017	17.85	0.34	(h)	2.53	2.87	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	18.97	0.28		(0.81)	(0.53)	(0.36)	(0.23)	(0.59)
Year Ended June 30, 2015	18.90	0.30	(h)	0.55	0.85	(0.52)	(0.26)	(0.78)

Class R6
Year Ended June 30, 2019	21.18	0.43		0.62	1.05	(0.52)	(0.51)	(1.03)
Year Ended June 30, 2018	20.16	0.35		1.56	1.91	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2017	17.85	0.36	(h)	2.52	2.88	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2016	18.97	0.30		(0.82)	(0.52)	(0.37)	(0.23)	(0.60)
November 3, 2014 (i) through June 30, 2015	18.99	0.19	(h)	0.51	0.70	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$21.10	5.17%	$879,443,823	0.39%	1.70%		0.52%		16%
21.09	9.03	947,727,109	0.37	1.29		0.53		26
20.08	16.06	886,620,562	0.32	1.55	(h)	0.60		20
17.78	(2.99)	727,577,511	0.31	1.32		0.66		13
18.90	4.40	566,570,260	0.29	1.38	(h)	0.64		9

20.91	4.58	13,397,954	0.97	1.07		1.04		16
20.92	8.38	14,190,431	0.97	0.65		1.06		26
19.93	15.27	17,074,697	0.97	0.90	(h)	1.12		20
17.66	(3.60)	17,320,818	0.96	0.66		1.21		13
18.80	3.71	18,384,099	0.94	0.69	(h)	1.18		9

21.18	5.32	416,711,741	0.22	1.84		0.27		16
21.17	9.20	460,023,964	0.22	1.47		0.27		26
20.15	16.17	497,880,998	0.22	1.62	(h)	0.34		20
17.84	(2.89)	408,473,526	0.21	1.40		0.39		13
18.96	4.48	336,202,683	0.19	1.51	(h)	0.40		9

21.02	4.75	192,012,743	0.75	1.32		0.77		16
21.02	8.65	232,507,653	0.75	0.92		0.77		26
20.01	15.73	234,513,086	0.62	1.26	(h)	0.88		20
17.72	(3.25)	182,691,218	0.56	1.06		0.94		13
18.85	4.12	135,857,065	0.54	1.11	(h)	0.93		9

21.03	5.05	24,908,060	0.50	1.61		0.53		16
21.03	8.90	15,214,881	0.50	1.30		0.53		26
20.04	12.70	3,039,878	0.50	0.84	(h)	0.53		20

21.13	5.28	18,666,293	0.25	1.81		0.27		16
21.13	9.20	10,785,466	0.25	1.56		0.30		26
20.13	12.92	35,508	0.25	1.91	(h)	0.35		20

21.20	5.45	1,230,281,177	0.10	1.99		0.12		16
21.19	9.32	1,418,443,837	0.10	1.58		0.11		26
20.17	16.36	1,826,905,349	0.09	1.78	(h)	0.16		20
17.85	(2.76)	1,587,368,215	0.07	1.56		0.19		13
18.97	4.62	1,273,012,966	0.05	1.60	(h)	0.20		9

21.20	5.60	1,598,284,862	0.00	2.08		0.02		16
21.18	9.44	1,238,000,014	0.00	1.65		0.02		26
20.16	16.41	438,343,379	0.00	1.89	(h)	0.00	(j)	20
17.85	(2.69)	161,559,310	0.00	1.71		0.01		13
18.97	3.82	60,229,727	0.00	1.48	(h)	0.01		9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2019	$21.06	$0.35		$0.62	$0.97	$(0.44)	$(0.45)	$(0.89)
Year Ended June 30, 2018	20.04	0.28		1.54	1.82	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2017	17.76	0.29	(h)	2.51	2.80	(0.32)	(0.20)	(0.52)
Year Ended June 30, 2016	18.86	0.23		(0.79)	(0.56)	(0.32)	(0.22)	(0.54)
Year Ended June 30, 2015	18.79	0.26	(h)	0.54	0.80	(0.47)	(0.26)	(0.73)

Class C
Year Ended June 30, 2019	20.87	0.23		0.61	0.84	(0.34)	(0.45)	(0.79)
Year Ended June 30, 2018	19.87	0.14		1.54	1.68	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2017	17.62	0.17	(h)	2.48	2.65	(0.20)	(0.20)	(0.40)
Year Ended June 30, 2016	18.74	0.12		(0.79)	(0.67)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.70	0.13	(h)	0.54	0.67	(0.37)	(0.26)	(0.63)

Class I
Year Ended June 30, 2019	21.14	0.38		0.63	1.01	(0.48)	(0.45)	(0.93)
Year Ended June 30, 2018	20.10	0.32		1.55	1.87	(0.37)	(0.46)	(0.83)
Year Ended June 30, 2017	17.82	0.32	(h)	2.50	2.82	(0.34)	(0.20)	(0.54)
Year Ended June 30, 2016	18.92	0.25		(0.79)	(0.54)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.85	0.28	(h)	0.53	0.81	(0.48)	(0.26)	(0.74)

Class R2
Year Ended June 30, 2019	20.98	0.27		0.62	0.89	(0.37)	(0.45)	(0.82)
Year Ended June 30, 2018	19.96	0.19		1.55	1.74	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2017	17.70	0.24	(h)	2.48	2.72	(0.26)	(0.20)	(0.46)
Year Ended June 30, 2016	18.81	0.19		(0.80)	(0.61)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.74	0.21	(h)	0.54	0.75	(0.42)	(0.26)	(0.68)

Class R3
Year Ended June 30, 2019	21.00	0.32		0.63	0.95	(0.43)	(0.45)	(0.88)
Year Ended June 30, 2018	19.99	0.26		1.53	1.79	(0.32)	(0.46)	(0.78)
September 9, 2016 (i) through June 30, 2017	18.26	0.11	(h)	2.14	2.25	(0.32)	(0.20)	(0.52)

Class R4
Year Ended June 30, 2019	21.11	0.37		0.62	0.99	(0.47)	(0.45)	(0.92)
Year Ended June 30, 2018	20.10	0.24		1.61	1.85	(0.38)	(0.46)	(0.84)
September 9, 2016 (i) through June 30, 2017	18.33	0.29	(h)	2.02	2.31	(0.34)	(0.20)	(0.54)

Class R5
Year Ended June 30, 2019	21.17	0.41		0.62	1.03	(0.50)	(0.45)	(0.95)
Year Ended June 30, 2018	20.13	0.34		1.55	1.89	(0.39)	(0.46)	(0.85)
Year Ended June 30, 2017	17.85	0.34	(h)	2.50	2.84	(0.36)	(0.20)	(0.56)
Year Ended June 30, 2016	18.95	0.28		(0.80)	(0.52)	(0.36)	(0.22)	(0.58)
Year Ended June 30, 2015	18.87	0.30	(h)	0.55	0.85	(0.51)	(0.26)	(0.77)

Class R6
Year Ended June 30, 2019	21.18	0.43		0.62	1.05	(0.52)	(0.45)	(0.97)
Year Ended June 30, 2018	20.14	0.34		1.58	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2017	17.85	0.35	(h)	2.52	2.87	(0.38)	(0.20)	(0.58)
Year Ended June 30, 2016	18.95	0.30		(0.81)	(0.51)	(0.37)	(0.22)	(0.59)
November 3, 2014 (i) through June 30, 2015	18.96	0.19	(h)	0.52	0.71	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$21.14	5.17%	$776,437,404	0.39%	1.70%		0.53%	15%
21.06	9.04	795,190,985	0.37	1.30		0.53	25
20.04	16.01	721,383,503	0.32	1.55	(h)	0.66	20
17.76	(2.94)	580,688,735	0.31	1.32		0.73	16
18.86	4.37	443,861,392	0.29	1.36	(h)	0.72	9

20.92	4.54	14,549,127	0.97	1.11		1.05	15
20.87	8.41	14,611,958	0.97	0.68		1.07	25
19.87	15.23	16,781,638	0.97	0.90	(h)	1.16	20
17.62	(3.56)	15,792,238	0.96	0.65		1.28	16
18.74	3.69	17,461,976	0.94	0.70	(h)	1.25	9

21.22	5.33	412,674,586	0.22	1.84		0.27	15
21.14	9.27	439,080,148	0.22	1.48		0.27	25
20.10	16.06	437,689,624	0.22	1.67	(h)	0.41	20
17.82	(2.84)	385,203,213	0.21	1.42		0.46	16
18.92	4.46	321,794,530	0.19	1.49	(h)	0.47	9

21.05	4.76	185,990,448	0.75	1.33		0.77	15
20.98	8.66	211,291,468	0.75	0.92		0.77	25
19.96	15.62	204,683,819	0.62	1.26	(h)	0.93	20
17.70	(3.20)	152,861,551	0.56	1.07		1.01	16
18.81	4.15	114,171,223	0.54	1.10	(h)	1.02	9

21.07	5.06	29,623,900	0.50	1.58		0.53	15
21.00	8.91	16,637,159	0.50	1.21		0.52	25
19.99	12.59	6,021,491	0.50	0.72	(h)	0.58	20

21.18	5.27	32,116,520	0.25	1.82		0.27	15
21.11	9.19	22,929,527	0.25	1.14		0.28	25
20.10	12.86	48,213	0.25	1.90	(h)	0.35	20

21.25	5.45	1,151,555,482	0.10	1.99		0.12	15
21.17	9.39	1,270,105,387	0.10	1.61		0.12	25
20.13	16.18	1,572,471,338	0.09	1.78	(h)	0.18	20
17.85	(2.70)	1,267,607,026	0.07	1.58		0.21	16
18.95	4.65	935,076,677	0.05	1.59	(h)	0.23	9

21.26	5.55	1,333,240,973	0.00	2.09		0.02	15
21.18	9.49	993,416,263	0.00	1.60		0.02	25
20.14	16.34	279,121,538	0.00	1.84	(h)	0.01	20
17.85	(2.64)	126,617,731	0.00	1.72		0.01	16
18.95	3.85	49,112,773	0.00	1.47	(h)	0.01	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2055 Fund
Class A
Year Ended June 30, 2019	$23.52	$0.39		$0.72	$1.11	$(0.49)	$(0.34)	$(0.83)
Year Ended June 30, 2018	22.30	0.31		1.71	2.02	(0.38)	(0.42)	(0.80)
Year Ended June 30, 2017	19.73	0.32	(h)	2.78	3.10	(0.35)	(0.18)	(0.53)
Year Ended June 30, 2016	20.85	0.26		(0.86)	(0.60)	(0.36)	(0.16)	(0.52)
Year Ended June 30, 2015	20.61	0.28	(h)	0.59	0.87	(0.47)	(0.16)	(0.63)

Class C
Year Ended June 30, 2019	23.40	0.24		0.73	0.97	(0.37)	(0.34)	(0.71)
Year Ended June 30, 2018	22.20	0.17		1.70	1.87	(0.25)	(0.42)	(0.67)
Year Ended June 30, 2017	19.65	0.19	(h)	2.75	2.94	(0.21)	(0.18)	(0.39)
Year Ended June 30, 2016	20.79	0.13		(0.86)	(0.73)	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2015	20.59	0.14	(h)	0.59	0.73	(0.37)	(0.16)	(0.53)

Class I
Year Ended June 30, 2019	23.56	0.42		0.73	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.35		1.71	2.06	(0.41)	(0.42)	(0.83)
Year Ended June 30, 2017	19.76	0.34	(h)	2.78	3.12	(0.37)	(0.18)	(0.55)
Year Ended June 30, 2016	20.88	0.28		(0.86)	(0.58)	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2015	20.64	0.31	(h)	0.58	0.89	(0.49)	(0.16)	(0.65)

Class R2
Year Ended June 30, 2019	23.47	0.31		0.72	1.03	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2018	22.26	0.22		1.70	1.92	(0.29)	(0.42)	(0.71)
Year Ended June 30, 2017	19.70	0.26	(h)	2.77	3.03	(0.29)	(0.18)	(0.47)
Year Ended June 30, 2016	20.82	0.21		(0.85)	(0.64)	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2015	20.59	0.23	(h)	0.58	0.81	(0.42)	(0.16)	(0.58)

Class R3
Year Ended June 30, 2019	23.46	0.36		0.73	1.09	(0.48)	(0.34)	(0.82)
Year Ended June 30, 2018	22.26	0.29		1.69	1.98	(0.36)	(0.42)	(0.78)
September 9, 2016 (i) through June 30, 2017	20.29	0.14	(h)	2.36	2.50	(0.35)	(0.18)	(0.53)

Class R4
Year Ended June 30, 2019	23.53	0.43		0.72	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.29		1.75	2.04	(0.42)	(0.42)	(0.84)
September 9, 2016 (i) through June 30, 2017	20.32	0.33	(h)	2.23	2.56	(0.37)	(0.18)	(0.55)

Class R5
Year Ended June 30, 2019	23.58	0.46		0.72	1.18	(0.56)	(0.34)	(0.90)
Year Ended June 30, 2018	22.35	0.38		1.71	2.09	(0.44)	(0.42)	(0.86)
Year Ended June 30, 2017	19.77	0.37	(h)	2.78	3.15	(0.39)	(0.18)	(0.57)
Year Ended June 30, 2016	20.89	0.31		(0.87)	(0.56)	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2015	20.64	0.33	(h)	0.59	0.92	(0.51)	(0.16)	(0.67)

Class R6
Year Ended June 30, 2019	23.58	0.48		0.73	1.21	(0.58)	(0.34)	(0.92)
Year Ended June 30, 2018	22.36	0.39		1.71	2.10	(0.46)	(0.42)	(0.88)
Year Ended June 30, 2017	19.78	0.39	(h)	2.78	3.17	(0.41)	(0.18)	(0.59)
Year Ended June 30, 2016	20.89	0.34		(0.87)	(0.53)	(0.42)	(0.16)	(0.58)
November 3, 2014 (i) through June 30, 2015	20.75	0.25	(h)	0.52	0.77	(0.47)	(0.16)	(0.63)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$23.80	5.17%	$337,832,071	0.39%	1.70%		0.54%	11%
23.52	9.01	308,277,730	0.37	1.30		0.55	21
22.30	15.96	230,868,508	0.32	1.53	(h)	0.70	17
19.73	(2.85)	149,208,888	0.31	1.34		0.77	10
20.85	4.31	73,599,931	0.29	1.36	(h)	0.75	11

23.66	4.56	4,893,512	0.97	1.06		1.09	11
23.40	8.36	4,205,680	0.97	0.70		1.17	21
22.20	15.20	3,626,496	0.97	0.89	(h)	1.31	17
19.65	(3.51)	3,130,364	0.96	0.65		1.53	10
20.79	3.61	2,615,263	0.94	0.68	(h)	1.51	11

23.84	5.33	153,011,303	0.22	1.81		0.28	11
23.56	9.20	153,796,582	0.22	1.49		0.28	21
22.33	16.05	140,666,489	0.22	1.60	(h)	0.42	17
19.76	(2.76)	85,997,129	0.21	1.41		0.48	10
20.88	4.41	46,465,217	0.19	1.49	(h)	0.49	11

23.75	4.80	98,713,703	0.75	1.33		0.79	11
23.47	8.57	100,046,192	0.75	0.92		0.79	21
22.26	15.62	83,587,368	0.62	1.24	(h)	0.99	17
19.70	(3.08)	48,658,005	0.56	1.10		1.09	10
20.82	4.04	25,732,578	0.54	1.09	(h)	1.01	11

23.73	5.06	11,479,377	0.50	1.58		0.55	11
23.46	8.86	5,694,053	0.50	1.24		0.57	21
22.26	12.59	1,303,663	0.50	0.80	(h)	0.74	17

23.81	5.33	6,657,340	0.25	1.89		0.29	11
23.53	9.12	4,320,091	0.25	1.21		0.33	21
22.33	12.84	22,567	0.25	1.93	(h)	0.35	17

23.86	5.46	492,993,517	0.10	2.00		0.13	11
23.58	9.32	466,450,172	0.10	1.62		0.13	21
22.35	16.23	464,633,419	0.09	1.77	(h)	0.20	17
19.77	(2.63)	326,762,457	0.07	1.57		0.23	10
20.89	4.58	184,663,068	0.05	1.58	(h)	0.25	11

23.87	5.60	695,352,691	0.00	2.09		0.03	11
23.58	9.37	439,086,575	0.00	1.62		0.04	21
22.36	16.32	124,561,863	0.00	1.85	(h)	0.01	17
19.78	(2.52)	33,074,528	0.00	1.76		0.02	10
20.89	3.79	3,301,080	0.00	1.82	(h)	0.04	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2060 Fund
Class A
Year Ended June 30, 2019	$17.74	$0.30		$0.58	$0.88	$(0.38)	$(0.07)	$(0.45)
Year Ended June 30, 2018	16.57	0.23		1.29	1.52	(0.28)	(0.07)	(0.35)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.70	1.79	(0.22)	—	(0.22)

Class C
Year Ended June 30, 2019	17.70	0.17		0.60	0.77	(0.29)	(0.07)	(0.36)
Year Ended June 30, 2018	16.57	0.10		1.31	1.41	(0.21)	(0.07)	(0.28)
August 31, 2016 (h) through June 30, 2017	15.00	0.12	(i)	1.60	1.72	(0.15)	—	(0.15)

Class I
Year Ended June 30, 2019	17.76	0.33		0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.59	0.25		1.29	1.54	(0.30)	(0.07)	(0.37)
August 31, 2016 (h) through June 30, 2017	15.00	0.21	(i)	1.60	1.81	(0.22)	—	(0.22)

Class R2
Year Ended June 30, 2019	17.73	0.24		0.58	0.82	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2018	16.58	0.14		1.31	1.45	(0.23)	(0.07)	(0.30)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.67	1.76	(0.18)	—	(0.18)

Class R3
Year Ended June 30, 2019	17.74	0.28		0.58	0.86	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2018	16.58	0.21		1.28	1.49	(0.26)	(0.07)	(0.33)
September 9, 2016 (j) through June 30, 2017	14.82	0.13	(i)	1.83	1.96	(0.20)	—	(0.20)

Class R4
Year Ended June 30, 2019	17.76	0.33		0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.60	0.28		1.25	1.53	(0.30)	(0.07)	(0.37)
September 9, 2016 (j) through June 30, 2017	14.82	0.23	(i)	1.76	1.99	(0.21)	—	(0.21)

Class R5
Year Ended June 30, 2019	17.76	0.35		0.58	0.93	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2018	16.59	0.27		1.29	1.56	(0.32)	(0.07)	(0.39)
August 31, 2016 (h) through June 30, 2017	15.00	0.14	(i)	1.69	1.83	(0.24)	—	(0.24)

Class R6
Year Ended June 30, 2019	17.78	0.37		0.58	0.95	(0.44)	(0.07)	(0.51)
Year Ended June 30, 2018	16.60	0.28		1.30	1.58	(0.33)	(0.07)	(0.40)
August 31, 2016 (h) through June 30, 2017	15.00	0.15	(i)	1.70	1.85	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Commencement of operations.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$18.17	5.27%	$27,198,378	0.39%	1.71%		0.67%	12%
17.74	9.14	13,161,164	0.38	1.31		1.27	39
16.57	12.09	2,106,258	0.32	0.70	(i)	1.09	116

18.11	4.65	780,200	0.97	0.99		1.25	12
17.70	8.45	356,274	0.97	0.58		1.90	39
16.57	11.54	32,243	0.97	0.93	(i)	2.66	116

18.20	5.48	13,276,747	0.22	1.88		0.39	12
17.76	9.24	6,672,939	0.22	1.42		0.94	39
16.59	12.22	2,932,411	0.22	1.58	(i)	1.26	116

18.16	4.91	3,816,144	0.75	1.38		0.91	12
17.73	8.69	2,321,033	0.75	0.78		1.50	39
16.58	11.84	255,812	0.70	0.64	(i)	1.61	116

18.17	5.18	3,361,205	0.50	1.58		0.71	12
17.74	8.93	1,011,833	0.50	1.16		1.40	39
16.58	13.32	176,460	0.50	1.00	(i)	1.30	116

18.20	5.47	1,817,531	0.25	1.87		0.41	12
17.76	9.20	350,814	0.25	1.54		1.15	39
16.60	13.59	22,712	0.25	1.82	(i)	1.57	116

18.20	5.60	35,099,983	0.10	1.99		0.23	12
17.76	9.37	16,799,266	0.10	1.51		0.79	39
16.59	12.34	4,073,183	0.10	1.06	(i)	0.73	116

18.22	5.69	84,378,909	0.00	2.12		0.13	12
17.78	9.52	34,676,029	0.00	1.56		0.67	39
16.60	12.46	1,599,396	0.00	1.08	(i)	0.59	116

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2060 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

90	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies excluding exchange traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,240,433,621	$8,286,762	$—	$3,248,720,383

Appreciation in Other Financial Instruments
Futures Contracts (a)	$813,988	$—	$—	$813,988

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(336,359)	$(652,440)	$—	$(988,799)

JPMorgan SmartRetirement 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,690,686,487	$13,274,813	$—	$5,703,961,300

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,205,637	$—	$—	$1,205,637

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(460,722)	$(1,143,661)	$—	$(1,604,383)

JPMorgan SmartRetirement 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,178,245,526	$22,279,294	$—	$7,200,524,820

Appreciation in Other Financial Instruments
Futures Contracts (a)	$3,980,681	$—	$—	$3,980,681

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(551,046)	$(1,388,512)	$—	$(1,939,558)

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

JPMorgan SmartRetirement 2030 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,909,051,006	$22,714,124	$—	$7,931,765,130

Appreciation in Other Financial Instruments
Futures Contracts (a)	$4,092,609	$—	$—	$4,092,609

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,875,266)	$(1,520,752)	$—	$(3,396,018)

JPMorgan SmartRetirement 2035 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,213,352,635	$33,143,249	$—	$6,246,495,884

Appreciation in Other Financial Instruments
Futures Contracts (a)	$7,302,327	$—	$—	$7,302,327

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,071,598)	$(2,369,985)	$—	$(3,441,583)

JPMorgan SmartRetirement 2040 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,113,120,536	$33,878,761	$—	$6,146,999,297

Appreciation in Other Financial Instruments
Futures Contracts (a)	$6,773,592	$—	$—	$6,773,592

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,314,742)	$(2,337,073)	$—	$(3,651,815)

JPMorgan SmartRetirement 2045 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,363,014,607	$23,293,897	$—	$4,386,308,504

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,451,372	$—	$—	$5,451,372

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(408,411)	$(1,644,149)	$—	$(2,052,560)

JPMorgan SmartRetirement 2050 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,922,648,509	$19,995,186	$—	$3,942,643,695

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,533,741	$—	$—	$5,533,741

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(352,470)	$(1,450,888)	$—	$(1,803,358)

92	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement 2055 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,802,130,214	$9,961,107	$—	$1,812,091,321

Appreciation in Other Financial Instruments
Futures Contracts (a)	$3,419,379	$—	$—	$3,419,379

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(15,657)	$(639,279)	$—	$(654,936)

JPMorgan SmartRetirement 2060 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$168,671,791	$1,409,449	$—	$170,081,240

Appreciation in Other Financial Instruments
Futures Contracts (a)	$585,255	$—	$—	$585,255

Depreciation in Other Financial Instruments
Futures Contracts (a)	$—	$(51,302)	$—	$(51,302)

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and U.S. Treasury Notes held as initial margin for futures contracts.

There were no transfers into and out of level 3 for the year ended June 30, 2019.

B. Futures Contracts — The Funds used treasury and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The tables below disclose the volume of the Funds’ futures contracts activity during the year ended June 30, 2019:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$42,500,333		$7,507,200
Interest Rate	105,504,845		33,255,625

Short Futures Contracts:
Equity	55,619,566		47,469,662
Interest Rate	79,911,807	(a)	—

JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	85,984,587		15,308,800
Interest Rate	188,547,311		45,790,438

Short Futures Contracts:
Equity	93,491,291		84,028,757
Interest Rate	137,083,161	(a)	—

JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	224,049,030		150,004,545
Interest Rate	245,725,005		78,406,531

Short Futures Contracts:
Equity	103,630,268		91,709,158
Interest Rate	166,537,739	(a)	—

JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	245,479,797		174,284,800
Interest Rate	198,626,558		65,999,625

Short Futures Contracts:
Equity	119,395,314		142,294,627
Interest Rate	175,550,745	(a)	—

JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	367,894,949		340,770,950
Interest Rate	426,349,579	(b)	—

Short Futures Contracts:
Equity	180,853,330		183,610,405
Interest Rate	256,165,557	(a)	—

JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	363,609,307		319,201,250
Interest Rate	427,659,583	(b)	—

Short Futures Contracts:
Equity	178,843,567		189,242,188
Interest Rate	255,706,751	(a)	—

94	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	$256,672,772		$252,354,820
Interest Rate	291,406,035	(b)	—

Short Futures Contracts:
Equity	120,400,705		115,041,302
Interest Rate	170,785,783	(a)	—

JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	232,774,272		247,737,925
Interest Rate	251,580,927	(b)	—

Short Futures Contracts:
Equity	100,444,421		100,988,025
Interest Rate	150,123,569	(a)	—

JPMorgan SmartRetirement 2055 Fund
Long Futures Contracts:
Equity	108,212,530		142,808,570
Interest Rate	104,404,336	(b)	—

Short Futures Contracts:
Equity	39,125,004		36,755,584
Interest Rate	58,429,324	(a)	—

JPMorgan SmartRetirement 2060 Fund
Long Futures Contracts:
Equity	9,838,219		22,465,265
Interest Rate	6,020,479	(b)	—

Short Futures Contracts:
Equity	2,528,681		2,832,430
Interest Rate	3,331,055	(a)	—

(a)	For the period July 1, 2018 through January 31, 2019.
(b)	For the period July 1, 2018 through February 28, 2019.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$121,834
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	692,154

Total		$813,988

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(988,799)

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

JPMorgan SmartRetirement 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$252,589
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	953,048

Total		$1,205,637

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,604,383)

JPMorgan SmartRetirement 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,348,788
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	1,631,893

Total		$3,980,681

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,939,558)

JPMorgan SmartRetirement 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,718,947
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	1,373,662

Total		$4,092,609

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(3,396,018)

JPMorgan SmartRetirement 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$7,302,327

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(3,441,583)

JPMorgan SmartRetirement 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$6,773,592

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(3,651,815)

JPMorgan SmartRetirement 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$5,451,372

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(2,052,560)

96	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$5,533,741

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,803,358)

JPMorgan SmartRetirement 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$3,419,379

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(654,936)

JPMorgan SmartRetirement 2060 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$585,255

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(51,302)

(a)

This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2019, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(13,153,563)
Interest rate contracts	667,121

Total	$(12,486,442)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,846,127
Interest rate contracts	7,290

Total	$3,853,417

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(23,375,651)
Interest rate contracts	1,247,616

Total	$(22,128,035)

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$7,306,959
Interest rate contracts	(518,500)

Total	$6,788,459

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(17,638,686)
Interest rate contracts	2,419,498

Total	$(15,219,188)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$12,892,724
Interest rate contracts	(68,719)

Total	$12,824,005

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(21,654,101)
Interest rate contracts	(897,989)

Total	$(22,552,090)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$12,999,808
Interest rate contracts	(310,671)

Total	$12,689,137

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(35,421,323)
Interest rate contracts	(1,699,612)

Total	$(37,120,935)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$23,145,931
Interest rate contracts	(2,689,367)

Total	$20,456,564

98	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(32,485,757)
Interest rate contracts	(1,731,920)

Total	$(34,217,677)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$22,052,134
Interest rate contracts	(2,607,484)

Total	$19,444,650

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(20,770,436)
Interest rate contracts	(1,007,195)

Total	$(21,777,631)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$16,005,278
Interest rate contracts	(1,871,657)

Total	$14,133,621

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(19,061,544)
Interest rate contracts	(1,102,537)

Total	$(20,164,081)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$15,137,107
Interest rate contracts	(1,555,536)

Total	$13,581,571

JPMorgan SmartRetirement 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(7,572,748)
Interest rate contracts	(470,761)

Total	$(8,043,509)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$7,133,344
Interest rate contracts	(620,203)

Total	$6,513,141

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

JPMorgan SmartRetirement 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(410,257)
Interest rate contracts	(22,645)

Total	$(432,902)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$755,210
Interest rate contracts	(28,871)

Total	$726,339

The Funds’ derivatives contracts held at June 30, 2019 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or their affiliates. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or calculating portfolio turnover.

SmartRetirement Income Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$64,139,182	$—	$61,729,915	$(2,853,525)	$444,258	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	928,154,375	127,603,793	189,530,387	(4,559,405)	45,782,852	907,451,228	76,967,873	27,705,388	838,331
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	516,427,482	54,362,687	211,994,776	(2,882,999)	22,176,591	378,088,985	44,957,073	16,250,530	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	59,174,218	1,555,304	29,894,170	2,845,405	(6,032,164)	27,648,593	2,146,630	1,555,304	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	67,191,591	48,837,465	56,572,402	(472,797)	3,792,443	62,776,300	7,664,994	1,399,159	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	79,122,131	6,514,535	28,394,188	5,876,139	(2,037,510)	61,081,107	2,017,876	693,513	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	70,006,350	6,622,020	16,679,919	(2,217,048)	5,056,431	62,787,834	7,647,726	3,097,046	—

100	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

SmartRetirement Income Fund (continued)

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Equity Income Fund Class R6 Shares (a)	$—	$49,423,119	$—	$—	$941,718	$50,364,837	2,776,452	$187,267	$—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	119,766,071	44,041,977	89,553,028	(5,571,991)	2,726,281	71,409,310	7,812,835	6,389,148	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	103,476,146	13,880,120	37,247,516	13,420,427	(12,731,825)	80,797,352	3,490,166	—	7,260,762
JPMorgan High Yield Fund Class R6 Shares (a)	267,922,884	60,392,031	50,672,880	(1,461,546)	2,901,408	279,081,897	38,600,539	16,064,238	—
JPMorgan Income Fund Class R6 Shares (a)	—	25,015,547	—	—	569,095	25,584,642	2,679,020	335,748	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	193,384,038	67,377,210	96,991,273	(3,322,076)	4,142,203	164,590,102	16,073,252	5,268,889	—
JPMorgan International Advantage Fund (formerly JPMorgan Intrepid International Fund) Class R6 Shares (a)	137,407,409	3,316,654	19,462,329	(2,818,049)	(6,251,531)	112,192,154	5,534,887	3,316,654	—
JPMorgan International Equity Fund Class R6 Shares (a)	141,542,923	4,674,131	19,423,580	(2,693,762)	(268,319)	123,831,393	7,145,493	3,324,517	1,349,614
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	143,646,068	4,441,013	68,268,040	(6,511,748)	97,794	73,405,087	4,142,499	4,441,014	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	82,093,046	10,412,418	82,770,776	28,992,642	(38,727,330)	—	—	1,124,283	9,288,134
JPMorgan Managed Income Fund Class L Shares (a)	—	117,509,208	66,178,007	153,295	205,535	51,690,031	5,143,287	1,599,778	15,356
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	60,489,873	5,789,550	21,740,069	3,126,812	(5,455,661)	42,210,505	821,056	418,618	5,370,932
JPMorgan Realty Income Fund Class R6 Shares (a)	84,921,274	1,497,363	28,370,953	1,194,803	5,557,466	64,799,953	4,475,135	1,497,363	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	—	50,696,469	—	—	302,099	50,998,568	5,327,612	148,751	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	13,824,437	854,169	—	—	(393,733)	14,284,873	244,186	82,634	771,535
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	17,124,958	1,106,410	5,814,114	2,579,397	(2,688,325)	12,308,326	616,959	—	1,106,410
JPMorgan Small Cap Value Fund Class R6 Shares (a)	12,732,961	1,521,553	—	—	(2,699,858)	11,554,656	455,266	155,207	1,366,346
JPMorgan U.S. Equity Fund Class R6 Shares (a)	165,012,477	39,430,515	31,605,750	908,925	(4,214,166)	169,532,001	10,615,654	1,754,010	15,840,879
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	73,040,663	706,155,984	744,528,646	—	—	34,668,001	34,668,001	2,032,353	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	235,531,096	25,367,969	109,805,396	35,342,189	(41,169,683)	145,266,175	5,259,456	3,178,624	22,189,345
JPMorgan Value Advantage Fund Class R6 Shares (a)	104,521,546	6,224,692	35,151,510	12,209,160	(11,878,901)	75,924,987	2,128,539	1,786,299	4,438,394

Total	$3,740,653,199	$1,484,623,906	$2,102,379,624	$71,284,248	$(39,852,832)	$3,154,328,897		$103,806,335	$69,836,038

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

SmartRetirement 2020 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$63,760,694	$—	$61,365,644	$(5,575,438)	$3,180,388	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,526,287,619	219,460,566	259,357,736	(7,129,121)	77,586,505	1,556,847,833	132,048,162	46,341,844	1,405,063
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	858,988,980	92,273,639	372,594,482	(5,907,009)	38,477,840	611,238,968	72,680,020	27,114,408	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	128,833,622	3,459,919	73,087,183	4,910,633	(12,425,108)	51,691,883	4,013,345	3,459,919	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	122,918,406	84,716,311	112,692,366	(2,743,381)	7,543,861	99,742,831	12,178,612	2,338,512	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	162,715,834	13,258,987	52,564,764	10,086,593	(1,349,396)	132,147,254	4,365,618	1,443,350	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	95,204,481	17,640,752	9,149,784	(1,324,093)	6,353,827	108,725,183	13,243,019	4,666,537	—
JPMorgan Equity Income Fund Class R6 Shares (a)	—	123,420,858	—	—	2,999,369	126,420,227	6,969,142	441,965	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	144,101,547	73,681,663	120,411,569	(5,852,349)	1,737,972	93,257,264	10,203,202	8,488,750	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	235,729,554	34,144,404	102,061,002	35,952,897	(33,614,611)	170,151,242	7,349,946	—	16,334,511
JPMorgan High Yield Fund Class R6 Shares (a)	425,815,240	112,674,738	88,317,721	(3,274,291)	5,954,236	452,852,202	62,635,159	25,637,188	—
JPMorgan Income Fund Class R6 Shares (a)	—	41,067,604	—	—	951,005	42,018,609	4,399,854	565,417	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	213,530,465	71,913,483	72,651,066	(1,995,475)	4,026,485	214,823,892	20,978,896	6,329,829	—
JPMorgan International Advantage Fund (formerly JPMorgan Intrepid International Fund) Class R6 Shares (a)	302,680,303	7,305,908	55,257,468	(3,066,682)	(17,534,344)	234,127,717	11,550,455	7,305,907	—
JPMorgan International Equity Fund Class R6 Shares (a)	317,629,603	10,045,611	63,031,958	(3,516,682)	(2,543,721)	258,582,853	14,921,111	7,145,029	2,900,581
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	306,935,474	9,888,842	134,446,338	(15,469,787)	91,897	167,000,088	9,424,384	9,888,842	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	211,416,946	26,883,747	212,221,803	56,146,909	(81,204,872)	1,020,927	27,466	2,902,779	23,980,968
JPMorgan Managed Income Fund Class L Shares (a)	—	186,142,474	140,969,619	133,773	180,959	45,487,587	4,526,128	1,759,386	13,224
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	114,771,487	12,147,662	39,315,245	4,786,954	(8,151,617)	84,239,241	1,638,577	878,346	11,269,316
JPMorgan Realty Income Fund Class R6 Shares (a)	184,314,501	3,137,068	65,704,923	2,327,547	11,517,118	135,591,311	9,364,041	3,137,068	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	—	85,329,997	—	—	509,545	85,839,542	8,967,307	250,765	—

102	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

SmartRetirement 2020 Fund (continued)

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	$37,444,080	$1,719,571	$10,110,872	$2,975,403	$(3,270,584)	$28,757,598	491,583	$166,356	$1,553,216
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	28,849,600	2,739,879	—	—	(1,109,515)	30,479,964	1,527,818	—	2,739,880
JPMorgan Small Cap Value Fund Class R6 Shares (a)	37,474,254	4,427,182	8,650,100	(412,086)	(7,561,934)	25,277,316	995,954	405,903	4,021,279
JPMorgan U.S. Equity Fund Class R6 Shares (a)	327,405,059	96,026,894	64,324,773	4,090,218	(11,091,327)	352,106,071	22,047,969	3,656,275	32,541,054
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	21,332,181	1,095,402,356	1,075,937,095	—	—	40,797,442	40,797,442	1,630,456	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	483,569,191	69,907,952	259,768,295	40,002,592	(53,642,352)	280,069,088	10,140,083	6,402,490	46,257,707
JPMorgan Value Advantage Fund Class R6 Shares (a)	215,713,878	13,735,239	79,088,011	18,463,445	(19,886,542)	148,938,009	4,175,442	3,941,597	9,793,639

Total	$6,567,422,999	$2,512,553,306	$3,533,079,817	$123,610,570	$(92,274,916)	$5,578,232,142		$176,298,918	$152,810,438

SmartRetirement 2025 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$15,337,312	$—	$14,761,194	$(755,585)	$179,467	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,548,519,919	270,029,603	163,516,183	(5,941,854)	81,597,591	1,730,689,076	146,792,967	48,984,611	1,471,055
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	875,675,132	95,678,259	355,021,729	(4,075,655)	38,984,796	651,240,803	77,436,481	28,511,798	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	183,535,519	5,350,388	66,398,864	(1,323,669)	(7,825,963)	113,337,411	8,799,488	5,350,388	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	119,948,996	99,455,554	108,599,964	(3,827,400)	9,013,614	115,990,800	14,162,491	1,898,089	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	247,553,823	22,943,250	57,294,849	2,628,397	14,479,095	230,309,716	7,608,514	2,340,703	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	104,678,796	10,074,817	14,743,331	(3,036,126)	7,715,493	104,689,649	12,751,480	5,040,882	—
JPMorgan Equity Income Fund Class R6 Shares (a)	—	197,848,907	—	—	4,796,586	202,645,493	11,171,196	721,990	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	69,995,948	82,357,816	120,332,064	(2,868,189)	(87,990)	29,065,521	3,180,035	4,992,815	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	335,168,407	24,689,473	96,944,429	28,160,570	(25,673,882)	265,400,139	11,464,369	—	24,689,474

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

SmartRetirement 2025 Fund (continued)

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan High Yield Fund Class R6 Shares (a)	$414,138,717	$109,588,182	$57,049,731	$(2,438,047)	$4,838,402	$469,077,523	64,879,325	$25,709,805	$—
JPMorgan Income Fund Class R6 Shares (a)	—	43,760,207	—	—	1,056,537	44,816,744	4,692,853	639,197	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	62,383,560	32,655,636	13,339,210	(144,358)	1,168,726	82,724,354	8,078,550	2,115,172	—
JPMorgan International Advantage Fund (formerly JPMorgan Intrepid International Fund) Class R6 Shares (a)	446,306,006	22,917,839	52,920,010	(10,444,181)	(18,309,935)	387,549,719	19,119,374	11,081,494	—
JPMorgan International Equity Fund Class R6 Shares (a)	440,037,780	40,966,221	50,609,771	(10,366,286)	7,280,437	427,308,381	24,657,148	10,721,678	4,352,550
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	447,242,713	14,409,258	122,022,273	(13,918,796)	(4,263,570)	321,447,332	18,140,369	14,409,258	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	323,838,510	44,877,631	255,186,506	17,378,789	(57,056,770)	73,851,654	1,986,862	4,845,673	40,031,957
JPMorgan Managed Income Fund Class L Shares (a)	—	246,412,003	237,513,564	138,101	36,437	9,072,977	902,784	1,631,941	15,530
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	172,846,017	18,294,395	42,873,443	3,550,699	(6,837,802)	144,979,866	2,820,071	1,322,790	16,971,605
JPMorgan Realty Income Fund Class R6 Shares (a)	268,308,077	4,887,802	67,328,989	2,549,020	20,675,329	229,091,239	15,821,218	4,887,802	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	—	92,799,230	—	—	554,299	93,353,529	9,752,262	272,772	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	49,650,946	2,337,269	11,176,178	1,580,823	(3,305,077)	39,087,783	668,167	226,113	2,111,155
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	41,948,510	3,983,899	—	—	(1,613,282)	44,319,127	2,221,510	—	3,983,899
JPMorgan Small Cap Value Fund Class R6 Shares (a)	49,713,564	5,940,630	—	—	(10,541,111)	45,113,083	1,777,505	605,978	5,334,652
JPMorgan U.S. Equity Fund Class R6 Shares (a)	445,710,663	144,103,905	27,650,319	220,174	(10,926,158)	551,458,265	34,530,887	5,423,871	46,948,478
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	22,987,042	1,106,174,316	1,024,840,408	—	—	104,320,950	104,320,950	1,655,575	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	561,199,928	63,258,663	221,523,844	32,229,944	(49,138,821)	386,025,870	13,976,317	7,979,909	55,278,755
JPMorgan Value Advantage Fund Class R6 Shares (a)	333,542,274	20,738,158	117,355,644	15,691,313	(15,993,866)	236,622,235	6,633,648	5,951,223	14,786,934

Total	$7,580,268,159	$2,826,533,311	$3,299,002,497	$44,987,684	$(19,197,418)	$7,133,589,239		$197,321,527	$215,976,044

104	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

SmartRetirement 2030 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,323,579,987	$202,172,168	$144,676,272	$(3,880,877)	$67,995,454	$1,445,190,460	122,577,647	$41,610,368	$1,257,736
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	756,645,640	62,797,987	289,982,825	(3,606,555)	33,317,775	559,172,022	66,488,944	24,559,737	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	243,864,211	7,109,078	77,284,980	776,564	(12,178,208)	162,286,665	12,599,896	7,109,077	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	108,631,747	5,113,984	14,482,105	(1,166,986)	6,407,126	104,503,766	12,759,923	5,113,985	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	312,195,264	30,548,665	49,071,575	1,986,313	22,604,189	318,262,856	10,514,135	2,951,910	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	94,146,507	7,585,458	13,080,135	(1,439,947)	5,553,200	92,765,083	11,299,036	4,511,531	—
JPMorgan Equity Income Fund Class R6 Shares (a)	—	247,660,019	—	—	5,495,744	253,155,763	13,955,665	926,784	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	439,299,424	32,504,069	105,986,756	29,142,776	(24,336,888)	370,622,625	16,009,617	—	32,504,069
JPMorgan High Yield Fund Class R6 Shares (a)	397,387,373	104,211,882	64,557,030	(1,740,182)	3,046,752	438,348,795	60,629,156	23,085,659	—
JPMorgan International Advantage Fund (formerly JPMorgan Intrepid International Fund) Class R6 Shares (a)	562,230,634	37,200,510	35,924,564	(6,263,296)	(27,650,208)	529,593,076	26,126,940	13,868,229	—
JPMorgan International Equity Fund Class R6 Shares (a)	576,135,927	39,035,417	31,808,179	(7,052,600)	5,719,216	582,029,781	33,585,100	14,030,251	5,695,692
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	574,681,062	31,262,206	124,591,469	(15,217,314)	(6,356,663)	459,777,822	25,946,830	18,508,866	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	420,609,344	55,738,774	304,597,789	22,727,020	(68,479,519)	125,997,830	3,389,772	6,018,408	49,720,366
JPMorgan Managed Income Fund Class L Shares (a)	—	174,613,143	167,107,751	257,734	31,396	7,794,522	775,574	1,898,224	21,685
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	237,911,520	25,181,068	49,843,617	4,905,247	(7,696,451)	210,457,767	4,093,713	1,820,736	23,360,332
JPMorgan Realty Income Fund Class R6 Shares (a)	340,206,378	6,331,961	69,864,241	3,815,758	27,571,270	308,061,126	21,274,940	6,331,960	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	—	78,686,729	—	—	470,065	79,156,794	8,269,187	231,312	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	59,637,642	16,761,628	12,063,338	1,585,168	(2,430,142)	63,490,958	1,085,316	281,723	2,630,367
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	51,702,832	4,910,277	—	—	(1,988,419)	54,624,690	2,738,080	—	4,910,278
JPMorgan Small Cap Value Fund Class R6 Shares (a)	59,732,094	7,137,816	—	—	(12,665,410)	54,204,500	2,135,717	728,098	6,409,718
JPMorgan U.S. Equity Fund Class R6 Shares (a)	573,081,793	193,598,827	20,503,193	668,739	(12,082,155)	734,764,011	46,009,018	7,191,005	59,907,507

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

SmartRetirement 2030 Fund (continued)

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	$23,671,213	$937,323,616	$866,822,336	$—	$—	$94,172,493	94,172,493	$1,550,384	$—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	727,512,322	80,757,351	276,719,773	39,711,516	(57,694,204)	513,567,212	18,594,034	10,611,108	70,146,242
JPMorgan Value Advantage Fund Class R6 Shares (a)	406,450,347	27,075,417	87,107,659	11,571,443	(10,939,159)	347,050,389	9,729,475	7,769,823	19,305,593

Total	$8,289,313,261	$2,415,318,050	$2,806,075,587	$76,780,521	$(66,285,239)	$7,909,051,006		$200,709,178	$275,869,585

SmartRetirement 2035 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$675,868,349	$116,994,332	$214,448,262	$(2,567,509)	$33,310,253	$609,157,163	51,667,274	$20,812,688	$641,397
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	423,491,848	54,532,129	29,511,187	(1,696,322)	20,021,997	466,838,465	55,509,925	14,248,693	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	204,547,493	5,962,924	47,279,944	(4,346,086)	(5,184,774)	153,699,613	11,933,200	5,962,925	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	67,303,577	3,182,544	12,951,166	(615,294)	3,970,488	60,890,149	7,434,695	3,182,544	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	270,008,215	2,401,455	97,186,742	9,235,543	5,090,673	189,549,144	6,261,947	2,401,456	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	8,683,928	—	—	499,518	9,183,446	548,921	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	53,187,821	3,594,915	—	—	2,507,484	59,290,220	7,221,708	2,555,742	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	379,277,449	27,989,063	35,684,793	7,068,015	627,540	379,277,274	16,383,468	—	27,989,064
JPMorgan High Yield Fund Class R6 Shares (a)	312,705,499	83,182,284	120,175,760	(3,321,616)	3,274,760	275,665,167	38,127,962	15,366,691	—
JPMorgan International Advantage Fund (formerly JPMorgan Intrepid International Fund) Class R6 Shares (a)	481,971,112	38,938,273	15,243,086	(2,460,974)	(27,470,142)	475,735,183	23,469,915	12,026,185	—
JPMorgan International Equity Fund Class R6 Shares (a)	495,953,709	16,377,738	13,789,204	(2,140,138)	1,751,452	498,153,557	28,745,156	11,648,810	4,728,927
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	488,333,572	15,733,122	44,781,181	(6,215,100)	(9,880,419)	443,189,994	25,010,722	15,733,123	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	358,609,353	48,402,407	183,462,219	2,308,713	(38,218,611)	187,639,643	5,048,148	5,226,262	43,176,144
JPMorgan Managed Income Fund Class L Shares (a)	—	256,410,629	85,599,776	52,068	633,426	171,496,347	17,064,313	3,116,667	25,580
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	198,925,057	23,492,040	18,267,923	1,416,087	(1,802,961)	203,762,300	3,963,476	1,522,372	19,532,284
JPMorgan Realty Income Fund Class R6 Shares (a)	294,270,812	7,438,282	44,728,899	2,221,236	26,095,148	285,296,579	19,702,802	5,610,250	—

106	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

SmartRetirement 2035 Fund (continued)

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	$51,087,864	$5,569,406	$9,895,608	$1,383,144	$(2,547,654)	$45,597,152	779,439	$244,050	$2,278,632
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	45,433,405	4,314,864	—	—	(1,747,306)	48,000,963	2,406,063	—	4,314,863
JPMorgan Small Cap Value Fund Class R6 Shares (a)	51,157,018	6,113,119	—	—	(10,847,177)	46,422,960	1,829,116	623,573	5,489,546
JPMorgan U.S. Equity Fund Class R6 Shares (a)	491,926,316	62,247,630	20,035,995	792,625	(11,811,246)	523,119,330	32,756,376	5,851,895	51,159,390
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	19,590,742	907,520,174	810,708,653	—	—	116,402,263	116,402,263	1,909,118	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	610,127,515	67,456,576	71,885,599	9,021,259	(21,350,426)	593,369,325	21,483,321	9,487,015	57,969,562
JPMorgan Value Advantage Fund Class R6 Shares (a)	350,841,893	28,855,170	11,541,154	129,660	3,330,829	371,616,398	10,418,178	6,707,420	16,664,301

Total	$6,324,618,619	$1,795,393,004	$1,887,177,151	$10,265,311	$(29,747,148)	$6,213,352,635		$144,237,479	$233,969,690

SmartRetirement 2040 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$403,439,985	$27,921,916	$159,780,549	$(1,463,402)	$17,294,569	$287,412,519	24,377,652	$11,665,352	$381,202
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	273,648,860	34,361,792	32,189,116	(1,572,671)	12,818,329	287,067,194	34,134,030	9,022,174	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	225,455,271	6,038,774	35,792,985	(3,169,889)	(7,430,697)	185,100,474	14,371,155	6,038,774	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	52,946,193	2,384,691	15,122,857	(686,817)	3,062,317	42,583,527	5,199,454	2,384,691	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	287,456,044	2,592,816	95,807,222	11,374,752	6,208,314	211,824,704	6,997,843	2,592,816	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	9,516,038	—	—	547,383	10,063,421	601,520	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	48,693,005	2,157,132	10,797,027	(1,469,493)	2,949,141	41,532,758	5,058,801	2,157,132	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	420,727,976	31,033,350	42,197,694	8,941,040	246,443	418,751,115	18,088,601	—	31,033,350
JPMorgan High Yield Fund Class R6 Shares (a)	292,473,577	82,937,665	145,740,537	(3,894,829)	3,129,428	228,905,304	31,660,485	13,421,352	—
JPMorgan International Advantage Fund (formerly JPMorgan Intrepid International Fund) Class R6 Shares (a)	531,587,567	26,189,800	4,729,005	(864,623)	(29,237,228)	522,946,511	25,799,039	12,831,127	—

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

SmartRetirement 2040 Fund (continued)

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan International Equity Fund Class R6 Shares (a)	$532,575,418	$47,382,023	$29,297,272	$(4,889,938)	$4,561,250	$550,331,481	31,756,000	$12,869,349	$5,224,415
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	528,077,547	17,013,594	21,531,671	(2,816,427)	(13,495,918)	507,247,125	28,625,684	17,013,595	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	395,206,046	53,361,703	182,030,315	4,882,478	(43,511,269)	227,908,643	6,131,521	5,761,743	47,599,960
JPMorgan Managed Income Fund Class L Shares (a)	—	252,089,220	80,743,836	47,711	631,364	172,024,459	17,116,862	3,053,652	24,825
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	203,705,110	25,765,627	19,807,469	2,133,529	(2,297,842)	209,498,955	4,075,062	1,558,954	20,001,633
JPMorgan Realty Income Fund Class R6 Shares (a)	318,186,282	15,152,224	44,857,670	1,972,202	29,303,163	319,756,201	22,082,611	6,115,345	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	59,483,319	5,489,656	9,675,767	1,847,823	(2,834,620)	54,310,411	928,383	298,621	2,788,144
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	50,824,725	7,229,765	—	—	(1,562,342)	56,492,148	2,831,687	—	4,826,883
JPMorgan Small Cap Value Fund Class R6 Shares (a)	60,621,934	7,244,149	—	—	(12,854,088)	55,011,995	2,167,533	738,944	6,505,205
JPMorgan U.S. Equity Fund Class R6 Shares (a)	531,871,709	70,557,855	28,169,459	967,380	(12,718,749)	562,508,736	35,222,839	6,280,070	54,607,326
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	19,572,249	953,482,457	870,255,238	—	—	102,799,468	102,799,468	1,975,790	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	665,972,773	73,978,960	74,568,821	7,181,774	(21,335,359)	651,229,327	23,578,180	10,446,465	63,532,495
JPMorgan Value Advantage Fund Class R6 Shares (a)	372,151,700	40,438,665	9,491,002	511,997	4,202,700	407,814,060	11,432,971	7,114,161	17,676,474

Total	$6,274,677,290	$1,794,319,872	$1,912,585,512	$19,032,597	$(62,323,711)	$6,113,120,536		$133,340,107	$254,201,912

SmartRetirement 2045 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$206,650,867	$5,575,943	$108,882,069	$(1,377,181)	$7,979,610	$109,947,170	9,325,460	$5,383,310	$192,634
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	138,345,400	25,493,879	64,504,375	(2,165,454)	6,249,089	103,418,539	12,297,091	4,069,085	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	159,758,989	4,657,260	17,971,573	(3,540,446)	(3,353,592)	139,550,638	10,834,677	4,657,260	—

108	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

SmartRetirement 2045 Fund (continued)

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$35,577,632	$1,467,105	$16,378,348	$(724,771)	$2,014,432	$21,956,050	2,680,836	$1,467,106	$—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	202,721,242	1,916,797	59,946,419	4,906,811	8,876,784	158,475,215	5,235,389	1,916,797	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	7,169,294	—	—	412,393	7,581,687	453,179	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	29,221,629	1,242,895	9,801,638	(1,670,978)	2,328,220	21,320,128	2,596,849	1,242,895	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	289,882,513	34,934,034	14,156,141	2,450,074	5,886,359	318,996,839	13,779,561	—	21,781,202
JPMorgan High Yield Fund Class R6 Shares (a)	194,533,184	64,262,781	120,604,064	(3,229,126)	2,208,108	137,170,883	18,972,460	8,556,774	—
JPMorgan International Advantage Fund (formerly JPMorgan Intrepid International Fund) Class R6 Shares (a)	375,019,703	35,512,773	3,053,529	(558,289)	(19,936,563)	386,984,095	19,091,470	9,508,227	—
JPMorgan International Equity Fund Class R6 Shares (a)	375,256,233	43,940,090	11,335,067	(1,759,247)	4,836,951	410,938,960	23,712,577	9,017,490	3,660,722
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	370,559,423	22,476,504	16,924,117	(2,251,216)	(9,413,094)	364,447,500	20,567,015	12,273,061	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	285,427,781	39,427,880	91,094,872	(4,903,992)	(23,056,136)	205,800,661	5,536,741	4,144,143	35,283,736
JPMorgan Managed Income Fund Class L Shares (a)	—	177,144,499	6,347,214	5,528	591,082	171,393,895	17,054,119	2,363,515	16,846
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	140,484,686	29,892,459	11,491,939	(240,169)	506,747	159,151,784	3,095,736	1,128,320	14,476,525
JPMorgan Realty Income Fund Class R6 Shares (a)	223,270,861	22,931,757	29,577,196	591,020	22,497,932	239,714,374	16,554,860	4,474,373	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	41,742,593	2,579,146	—	—	(1,188,870)	43,132,869	737,314	249,513	2,329,633
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	38,466,069	5,731,553	—	—	(1,140,023)	43,057,599	2,158,276	—	3,653,167
JPMorgan Small Cap Value Fund Class R6 Shares (a)	41,795,100	13,429,565	9,676,468	(97,903)	(7,197,551)	38,252,743	1,507,200	466,088	3,364,621
JPMorgan U.S. Equity Fund Class R6 Shares (a)	368,230,601	66,463,792	15,674,003	(1,044,808)	(7,104,258)	410,871,324	25,727,697	4,438,533	39,231,371
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	12,656,611	748,988,311	663,505,202	—	—	98,139,720	98,139,720	1,595,857	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	468,427,782	54,497,851	37,798,275	(1,191,127)	(11,264,243)	472,671,988	17,113,396	7,466,278	47,031,573
JPMorgan Value Advantage Fund Class R6 Shares (a)	267,709,658	43,453,203	15,416,121	143,639	4,149,567	300,039,946	8,411,549	5,117,617	12,715,682

Total	$4,265,738,557	$1,453,189,371	$1,324,138,630	$(16,657,635)	$(15,117,056)	$4,363,014,607		$89,536,242	$183,737,712

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

SmartRetirement 2050 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$175,317,203	$12,051,047	$88,822,801	$(1,483,774)	$7,394,898	$104,456,573	8,859,760	$4,756,380	$168,375
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	124,106,989	16,575,044	53,259,067	(1,698,272)	5,356,839	91,081,533	10,830,147	3,549,528	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	136,309,617	3,783,446	15,960,552	(3,495,984)	(2,508,752)	118,127,775	9,171,411	3,783,446	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	30,680,662	1,275,113	13,645,297	(542,910)	1,674,387	19,441,955	2,373,865	1,275,112	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	173,836,163	1,585,060	42,662,291	2,508,790	9,892,170	145,159,892	4,795,504	1,585,059	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	6,434,221	—	—	370,110	6,804,331	406,714	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	25,500,603	1,086,385	8,440,412	(1,419,307)	2,000,712	18,727,981	2,281,118	1,086,386	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	254,870,472	40,201,028	23,312,312	3,397,794	5,776,011	280,932,993	12,135,334	—	18,221,033
JPMorgan High Yield Fund Class R6 Shares (a)	168,823,907	61,551,192	103,820,130	(2,921,702)	2,067,911	125,701,178	17,386,055	7,522,806	—
JPMorgan International Advantage Fund (formerly JPMorgan Intrepid International Fund) Class R6 Shares (a)	323,579,978	44,963,518	2,689,626	(491,756)	(18,062,405)	347,299,709	17,133,681	8,206,129	—
JPMorgan International Equity Fund Class R6 Shares (a)	324,523,956	48,829,232	15,427,199	(2,529,246)	5,569,249	360,965,992	20,828,967	8,089,499	3,220,972
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	320,826,207	33,031,979	24,458,174	(3,228,747)	(6,653,879)	319,517,386	18,031,455	10,894,672	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	248,157,203	34,302,130	72,036,672	(4,817,434)	(19,493,852)	186,111,375	5,007,032	3,625,673	30,676,458
JPMorgan Managed Income Fund Class L Shares (a)	—	155,461,047	—	—	555,449	156,016,496	15,524,029	2,185,304	17,123
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	123,536,709	20,034,521	—	—	926,700	144,497,930	2,810,697	945,426	12,129,965
JPMorgan Realty Income Fund Class R6 Shares (a)	193,766,135	21,589,490	17,120,229	(520,360)	20,366,105	218,081,141	15,060,852	3,949,715	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	32,800,113	3,852,848	—	—	(717,295)	35,935,666	614,285	196,060	1,830,558
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	37,837,371	8,134,583	5,650,554	997,618	(1,959,498)	39,359,520	1,972,908	—	3,001,700
JPMorgan Small Cap Value Fund Class R6 Shares (a)	37,677,184	4,502,316	—	—	(7,988,954)	34,190,546	1,347,145	459,262	4,043,055
JPMorgan U.S. Equity Fund Class R6 Shares (a)	317,069,471	63,107,658	12,054,508	(21,077)	(4,992,009)	363,109,535	22,736,978	3,910,857	33,070,307
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	30,017,688	708,512,160	633,945,516	—	—	104,584,332	104,584,332	1,590,402	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	396,904,411	67,295,500	24,369,905	(1,278,332)	(7,470,201)	431,081,473	15,607,584	6,618,766	40,789,310
JPMorgan Value Advantage Fund Class R6 Shares (a)	228,969,248	45,130,653	5,890,051	(461,281)	3,714,628	271,463,197	7,610,406	4,622,261	11,484,883

Total	$3,705,111,290	$1,403,290,171	$1,163,565,296	$(18,005,980)	$(4,181,676)	$3,922,648,509		$78,852,743	$158,653,739

110	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

SmartRetirement 2055 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$69,029,914	$8,464,839	$33,434,757	$(409,333)	$3,058,713	$46,709,376	3,961,779	$1,998,939	$69,175
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	48,682,644	8,655,775	19,232,504	(629,465)	2,236,763	39,713,213	4,722,142	1,463,609	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	53,462,431	1,558,525	1,935,614	(536,799)	(1,624,128)	50,924,415	3,953,759	1,558,525	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,090,799	546,521	5,694,286	(289,646)	777,624	8,431,012	1,029,428	546,521	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	67,808,434	8,732,796	20,836,793	(1,182,820)	6,289,525	60,811,142	2,008,957	625,376	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	2,930,624	—	—	168,576	3,099,200	185,248	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	9,075,330	405,644	1,780,677	(283,723)	575,586	7,992,160	973,467	405,644	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	98,874,434	29,432,650	4,542,675	451,320	4,283,749	128,499,478	5,550,733	—	7,795,131
JPMorgan High Yield Fund Class R6 Shares (a)	66,364,421	29,062,593	38,389,592	(1,166,248)	892,334	56,763,508	7,851,108	3,123,178	—
JPMorgan International Advantage Fund (formerly JPMorgan Intrepid International Fund) Class R6 Shares (a)	125,345,734	38,725,643	4,328,232	(709,076)	(6,662,401)	152,371,668	7,517,102	3,470,086	—
JPMorgan International Equity Fund Class R6 Shares (a)	127,647,901	35,917,648	4,433,500	(688,096)	3,397,982	161,841,935	9,338,831	3,421,366	1,324,972
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	127,501,094	19,154,194	3,110,632	(436,580)	(3,227,956)	139,880,120	7,893,912	4,599,227	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	95,133,503	20,189,182	20,756,102	(2,587,760)	(7,015,700)	84,963,123	2,285,798	1,513,866	12,506,625
JPMorgan Managed Income Fund Class L Shares (a)	—	68,170,388	—	—	267,720	68,438,108	6,809,762	1,039,998	10,011
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	48,755,526	16,793,976	2,349,636	39,182	803,637	64,042,685	1,245,724	397,392	5,098,600
JPMorgan Realty Income Fund Class R6 Shares (a)	76,171,322	13,131,480	2,271,278	(225,171)	9,127,279	95,933,632	6,625,251	1,670,626	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	14,861,821	2,211,839	—	—	(300,001)	16,773,659	286,729	88,835	829,431
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	13,463,188	3,629,085	—	—	(135,731)	16,956,542	849,952	—	1,278,614
JPMorgan Small Cap Value Fund Class R6 Shares (a)	12,455,031	4,841,210	—	—	(3,139,642)	14,156,599	557,786	184,104	1,579,886
JPMorgan U.S. Equity Fund Class R6 Shares (a)	124,836,202	49,219,402	—	—	(644,219)	173,411,385	10,858,571	1,704,184	13,964,006
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	19,812,842	424,921,560	348,918,326	—	—	95,816,076	95,816,076	1,006,033	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	154,531,600	39,755,051	5,090,415	(295,754)	(3,145,571)	185,754,911	6,725,377	2,797,907	17,013,773
JPMorgan Value Advantage Fund Class R6 Shares (a)	91,347,081	35,724,377	—	—	1,774,809	128,846,267	3,612,175	1,934,395	4,806,368

Total	$1,458,251,252	$862,175,002	$517,105,019	$(8,949,969)	$7,758,948	$1,802,130,214		$33,549,811	$66,276,592

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

SmartRetirement 2060 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$3,478,901	$2,898,878	$2,764,526	$21,045	$201,930	$3,836,228	325,380	$141,647	$4,943
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,472,678	2,433,116	1,062,732	(11,680)	161,623	3,993,005	474,793	106,053	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	2,781,380	713,458	124,110	(37,574)	(82,908)	3,250,246	252,348	99,491	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	599,917	30,778	—	—	35,609	666,304	81,356	30,778	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,423,751	2,724,982	1,377,907	(65,235)	651,727	5,357,318	176,984	37,670	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	526,985	—	—	22,512	549,497	32,845	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	508,802	389,101	116,360	(12,727)	40,296	809,112	98,552	31,830	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	5,067,293	6,016,306	193,494	(35,194)	577,261	11,432,172	493,830	—	528,512
JPMorgan High Yield Fund Class R6 Shares (a)	3,360,048	3,659,802	2,095,770	(85,535)	78,415	4,916,960	680,077	216,217	—
JPMorgan International Advantage Fund (formerly JPMorgan Intrepid International Fund) Class R6 Shares (a)	6,453,760	7,519,555	25,997	(4,763)	(313,604)	13,628,951	672,371	242,674	—
JPMorgan International Equity Fund Class R6 Shares (a)	6,445,521	6,778,669	370,943	(58,012)	583,752	13,378,987	772,013	241,507	95,012
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	6,352,151	3,956,728	716,186	(102,208)	(86,431)	9,404,054	530,703	319,183	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	4,807,538	3,511,855	2,706,301	(451,236)	(266,142)	4,895,714	131,711	106,370	878,761
JPMorgan Managed Income Fund Class L Shares (a)	—	11,641,045	—	—	26,724	11,667,769	1,160,972	91,112	668
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	2,461,089	2,754,585	—	—	126,924	5,342,598	103,921	27,563	353,637
JPMorgan Realty Income Fund Class R6 Shares (a)	3,856,530	3,920,944	181,400	(751)	755,401	8,350,724	576,707	123,181	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	692,469	1,497,410	225,049	(17,947)	55,194	2,002,077	34,224	5,847	54,591
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	694,136	764,784	—	—	17,080	1,476,000	73,985	—	93,517
JPMorgan Small Cap Value Fund Class R6 Shares (a)	738,146	651,843	—	—	(173,248)	1,216,741	47,941	13,138	94,018
JPMorgan U.S. Equity Fund Class R6 Shares (a)	6,341,780	10,220,351	11,788	(1,975)	78,221	16,626,589	1,041,114	132,230	974,870
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	1,410,476	67,057,009	54,475,761	—	—	13,991,724	13,991,724	128,454	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,904,663	10,117,638	821,896	(85,860)	38,664	17,153,209	621,043	218,434	1,160,482
JPMorgan Value Advantage Fund Class R6 Shares (a)	4,512,636	10,186,219	220,230	(20,607)	267,794	14,725,812	412,835	135,080	335,632

Total	$74,363,665	$159,972,041	$67,490,450	$(970,259)	$2,796,794	$168,671,791		$2,448,459	$4,574,643

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

112	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2019 are as follows:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Income Fund
Transfer agency fees	$118,792	$2,014	$7,755	$11,564	$1,612	$41	$17,095	$15,734	$174,607
JPMorgan SmartRetirement 2020 Fund
Transfer agency fees	88,748	3,580	10,984	12,981	1,784	18	24,094	20,819	163,008
JPMorgan SmartRetirement 2025 Fund
Transfer agency fees	99,890	3,436	10,380	13,631	2,232	649	26,687	24,763	181,668
JPMorgan SmartRetirement 2030 Fund
Transfer agency fees	115,776	3,843	11,250	15,567	2,314	22	28,041	26,524	203,337
JPMorgan SmartRetirement 2035 Fund
Transfer agency fees	100,818	3,553	9,068	13,729	2,309	24	23,271	23,458	176,230
JPMorgan SmartRetirement 2040 Fund
Transfer agency fees	100,561	4,432	10,219	15,017	2,326	105	23,740	23,768	180,168
JPMorgan SmartRetirement 2045 Fund
Transfer agency fees	79,485	3,148	8,056	13,369	2,286	284	18,987	19,607	145,222
JPMorgan SmartRetirement 2050 Fund
Transfer agency fees	65,092	4,387	8,379	13,514	2,263	722	18,847	18,602	131,806
JPMorgan SmartRetirement 2055 Fund
Transfer agency fees	35,909	2,618	5,610	9,738	1,802	335	11,356	12,698	80,066
JPMorgan SmartRetirement 2060 Fund
Transfer agency fees	9,252	691	1,339	931	1,481	446	2,253	5,741	22,134

The Funds invest in Underlying Funds and certain Funds invest in ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement Income Fund	$(1)	$8,627,662	$(8,627,661)
JPMorgan SmartRetirement 2020 Fund	—	18,650,973	(18,650,973)
JPMorgan SmartRetirement 2025 Fund	—	27,553,902	(27,553,902)
JPMorgan SmartRetirement 2030 Fund	1	34,611,033	(34,611,034)
JPMorgan SmartRetirement 2035 Fund	—	31,419,660	(31,419,660)
JPMorgan SmartRetirement 2040 Fund	(1)	33,713,277	(33,713,276)
JPMorgan SmartRetirement 2045 Fund	—	24,307,708	(24,307,708)
JPMorgan SmartRetirement 2050 Fund	2	20,799,781	(20,799,783)
JPMorgan SmartRetirement 2055 Fund	1	8,655,444	(8,655,445)
JPMorgan SmartRetirement 2060 Fund	—	593,084	(593,084)

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$4,477	$1,059
JPMorgan SmartRetirement 2020 Fund	5,873	1,068
JPMorgan SmartRetirement 2025 Fund	12,787	97
JPMorgan SmartRetirement 2030 Fund	12,888	76
JPMorgan SmartRetirement 2035 Fund	12,850	10,436
JPMorgan SmartRetirement 2040 Fund	12,215	366
JPMorgan SmartRetirement 2045 Fund	6,314	43
JPMorgan SmartRetirement 2050 Fund	5,282	104
JPMorgan SmartRetirement 2055 Fund	7,878	55
JPMorgan SmartRetirement 2060 Fund	858	—

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

114	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
JPMorgan SmartRetirement Income Fund	0.31%	0.94%	0.19%	0.75%	0.50%	0.25%	0.10%	0.00%
JPMorgan SmartRetirement 2020 Fund	0.36	0.96	0.21	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2025 Fund	0.38	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2030 Fund	0.38	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2035 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2040 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2045 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2050 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2055 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2060 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00

The expense limitation agreements were in effect for the year ended June 30, 2019 and are in place until at least October 31, 2019.

The Underlying Funds may impose separate service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and 0.10% for Class R5 Shares, the shareholder servicing agent will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds.

For the year ended June 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
	Service Fees
JPMorgan SmartRetirement Income Fund	$2,331,888	$477,991
JPMorgan SmartRetirement 2020 Fund	2,459,808	831,273
JPMorgan SmartRetirement 2025 Fund	2,447,971	926,825
JPMorgan SmartRetirement 2030 Fund	2,719,379	982,019
JPMorgan SmartRetirement 2035 Fund	1,903,313	822,674
JPMorgan SmartRetirement 2040 Fund	1,864,385	843,549
JPMorgan SmartRetirement 2045 Fund	1,262,219	639,226
JPMorgan SmartRetirement 2050 Fund	1,104,374	630,877
JPMorgan SmartRetirement 2055 Fund	463,893	487,897
JPMorgan SmartRetirement 2060 Fund	41,354	150,082

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Income Fund	$778,467,922	$1,374,572,951	$8,242,375	$12,152,400
JPMorgan SmartRetirement 2020 Fund	1,422,083,829	2,466,165,373	13,203,723	19,821,677
JPMorgan SmartRetirement 2025 Fund	1,732,742,208	2,274,165,795	22,159,938	27,278,904
JPMorgan SmartRetirement 2030 Fund	1,477,994,433	1,939,253,252	22,592,432	30,278,354
JPMorgan SmartRetirement 2035 Fund	887,872,830	1,076,468,497	32,965,811	41,296,174
JPMorgan SmartRetirement 2040 Fund	840,837,418	1,042,330,274	32,161,257	42,125,655
JPMorgan SmartRetirement 2045 Fund	704,201,061	660,633,431	23,169,190	27,725,661
JPMorgan SmartRetirement 2050 Fund	694,778,011	529,619,781	19,714,144	23,262,452
JPMorgan SmartRetirement 2055 Fund	437,253,440	168,186,693	8,679,871	8,614,612
JPMorgan SmartRetirement 2060 Fund	92,915,033	13,014,689	761,601	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$2,886,147,927	$368,981,213	$6,583,568	$362,397,645
JPMorgan SmartRetirement 2020 Fund	5,071,499,649	644,974,161	12,911,256	632,062,905
JPMorgan SmartRetirement 2025 Fund	6,454,606,804	768,673,004	20,713,865	747,959,139
JPMorgan SmartRetirement 2030 Fund	6,851,034,152	1,108,408,146	26,980,577	1,081,427,569
JPMorgan SmartRetirement 2035 Fund	5,443,689,531	835,226,841	28,559,744	806,667,097
JPMorgan SmartRetirement 2040 Fund	5,157,118,348	1,025,307,596	32,304,870	993,002,726
JPMorgan SmartRetirement 2045 Fund	3,824,824,008	587,424,723	22,541,415	564,883,308
JPMorgan SmartRetirement 2050 Fund	3,460,573,665	504,663,132	18,862,719	485,800,413
JPMorgan SmartRetirement 2055 Fund	1,676,047,259	147,881,295	9,072,790	138,808,505
JPMorgan SmartRetirement 2060 Fund	167,548,068	4,668,995	1,601,870	3,067,125

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2019 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$107,933,277	$98,447,538	$206,380,815
JPMorgan SmartRetirement 2020 Fund	192,146,106	185,617,486	377,763,592
JPMorgan SmartRetirement 2025 Fund	220,386,596	182,251,701	402,638,297
JPMorgan SmartRetirement 2030 Fund	237,129,502	227,172,028	464,301,530
JPMorgan SmartRetirement 2035 Fund	169,096,755	156,975,428	326,072,183
JPMorgan SmartRetirement 2040 Fund	156,849,513	184,932,902	341,782,415
JPMorgan SmartRetirement 2045 Fund	110,247,038	100,008,492	210,255,530
JPMorgan SmartRetirement 2050 Fund	98,839,699	73,908,923	172,748,622
JPMorgan SmartRetirement 2055 Fund	40,597,080	21,035,916	61,632,996
JPMorgan SmartRetirement 2060 Fund	2,850,620	444,667	3,295,287

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

116	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

The tax character of distributions paid during the year ended June 30, 2018 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$101,763,308	$60,324,069	$162,087,377
JPMorgan SmartRetirement 2020 Fund	163,053,026	137,360,041	300,413,067
JPMorgan SmartRetirement 2025 Fund	175,381,010	137,119,045	312,500,055
JPMorgan SmartRetirement 2030 Fund	179,748,554	178,179,807	357,928,361
JPMorgan SmartRetirement 2035 Fund	134,829,159	118,498,305	253,327,464
JPMorgan SmartRetirement 2040 Fund	130,802,499	135,049,544	265,852,043
JPMorgan SmartRetirement 2045 Fund	88,447,875	77,934,853	166,382,728
JPMorgan SmartRetirement 2050 Fund	74,140,269	63,915,939	138,056,208
JPMorgan SmartRetirement 2055 Fund	27,127,927	17,250,800	44,378,727
JPMorgan SmartRetirement 2060 Fund	689,929	22,339	712,268

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$2,089,500	$121,580,379	$362,406,177
JPMorgan SmartRetirement 2020 Fund	3,423,100	230,552,828	632,045,305
JPMorgan SmartRetirement 2025 Fund	4,008,398	226,745,403	747,965,114
JPMorgan SmartRetirement 2030 Fund	3,905,370	307,863,305	1,081,429,408
JPMorgan SmartRetirement 2035 Fund	4,165,902	194,273,913	806,651,402
JPMorgan SmartRetirement 2040 Fund	4,008,819	215,979,761	992,996,743
JPMorgan SmartRetirement 2045 Fund	2,758,694	142,932,431	564,871,948
JPMorgan SmartRetirement 2050 Fund	2,452,336	120,304,673	485,789,834
JPMorgan SmartRetirement 2055 Fund	967,058	51,022,316	138,839,006
JPMorgan SmartRetirement 2060 Fund	83,126	3,328,900	3,068,070

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, wash sale loss deferrals and post-October capital loss deferrals.

As of June 30, 2019, the Funds did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of:

Net Capital Losses
Short-Term
JPMorgan SmartRetirement Income Fund	$5,843,484
JPMorgan SmartRetirement 2020 Fund	4,805,891
JPMorgan SmartRetirement 2035 Fund	5,265,634
JPMorgan SmartRetirement 2040 Fund	5,178,475
JPMorgan SmartRetirement 2045 Fund	7,385,766
JPMorgan SmartRetirement 2050 Fund	5,344,072
JPMorgan SmartRetirement 2055 Fund	3,917,237
JPMorgan SmartRetirement 2060 Fund	205,271

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2019. Average borrowings from the Facility for the year ended June 30, 2019, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement 2020 Fund	$6,889,609	2.94%	3	$1,689
JPMorgan SmartRetirement 2040 Fund	14,361,543	3.14	1	1,251

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2019 the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Income Fund	2	41.2%
JPMorgan SmartRetirement 2020 Fund	2	43.2
JPMorgan SmartRetirement 2025 Fund	2	43.9
JPMorgan SmartRetirement 2030 Fund	1	32.0
JPMorgan SmartRetirement 2035 Fund	1	33.7
JPMorgan SmartRetirement 2040 Fund	1	32.7
JPMorgan SmartRetirement 2045 Fund	1	37.5
JPMorgan SmartRetirement 2050 Fund	1	35.2
JPMorgan SmartRetirement 2055 Fund	1	41.3
JPMorgan SmartRetirement 2060 Fund	2	44.1

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

118	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

As of June 30, 2019, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan International Advantage Fund	91.8%
JPMorgan Realty Income Fund	78.9
JPMorgan Emerging Economies Fund	75.6
JPMorgan International Equity Fund	73.2
JPMorgan Emerging Markets Strategic Debt Fund	69.3
JPMorgan U.S. Research Enhanced Equity Fund	63.2
JPMorgan International Research Enhanced Equity Fund	61.1
JPMorgan Short Duration Core Plus Fund	52.0
JPMorgan Mid Cap Equity Fund	45.4
JPMorgan Emerging Markets Debt Fund	44.1
JPMorgan Inflation Managed Bond Fund	42.8
JPMorgan Intrepid America Fund	42.3
JPMorgan U.S. Equity Fund	26.9
JPMorgan High Yield Fund	26.1
JPMorgan Growth Advantage Fund	25.8
JPMorgan Emerging Markets Equity Fund	24.7
JPMorgan Core Bond Fund	22.1
JPMorgan Core Plus Bond Fund	21.9
JPMorgan Value Advantage Fund	21.2
JPMorgan Small Cap Value Fund	20.8
JPMorgan Floating Rate Income Fund	12.4
JPMorgan Small Cap Growth Fund	11.8

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	119

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund (ten of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

120	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	121

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

122	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	123

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

124	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,095.50	$1.61	0.31%
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class C
Actual	1,000.00	1,092.60	4.88	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class I
Actual	1,000.00	1,096.60	0.99	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Class R2
Actual	1,000.00	1,093.90	3.89	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,095.10	2.60	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,095.90	1.30	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,096.90	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,097.50	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	125

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2020 Fund
Class A
Actual	$1,000.00	$1,106.40	$1.88	0.36%
Hypothetical	1,000.00	1,023.01	1.81	0.36
Class C
Actual	1,000.00	1,103.10	5.01	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class I
Actual	1,000.00	1,107.40	1.10	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Class R2
Actual	1,000.00	1,104.50	3.91	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,105.40	2.61	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,107.50	1.31	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,107.90	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,108.40	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JPMorgan SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,122.10	2.00	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Class C
Actual	1,000.00	1,119.30	5.10	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	1,123.30	1.16	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,119.90	3.94	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,122.00	2.63	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,122.90	1.32	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,123.80	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,124.40	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

126	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$1,135.00	$2.01	0.38%
Hypothetical	1,000.00	1,022.91	1.91	0.38
Class C
Actual	1,000.00	1,132.00	5.13	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	1,136.10	1.17	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,132.80	3.97	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,134.70	2.65	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,136.30	1.32	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,137.00	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,137.60	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JPMorgan SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,141.50	2.07	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	1,138.30	5.14	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	1,142.20	1.17	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,139.30	3.98	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,140.30	2.65	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,142.40	1.33	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,143.30	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,143.90	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	127

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2040 Fund
Class A
Actual	$1,000.00	$1,150.30	$2.08	0.39%
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	1,147.20	5.16	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	1,151.30	1.17	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,148.40	4.00	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,149.60	2.66	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,151.50	1.33	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,152.10	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,152.70	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JPMorgan SmartRetirement 2045 Fund
Class A
Actual	1,000.00	1,153.70	2.08	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	1,150.80	5.17	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	1,154.60	1.18	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,151.70	4.00	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,153.20	2.67	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,154.40	1.34	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,155.10	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,156.30	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

128	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2050 Fund
Class A
Actual	$1,000.00	$1,154.10	$2.08	0.39%
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	1,150.70	5.17	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	1,155.00	1.18	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,151.50	4.00	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,153.00	2.67	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,154.60	1.34	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,155.40	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,155.90	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JPMorgan SmartRetirement 2055 Fund
Class A
Actual	1,000.00	1,153.60	2.08	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	1,149.70	5.17	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	1,154.30	1.18	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,151.40	4.00	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,152.60	2.67	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,153.90	1.34	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,154.80	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,155.80	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2060 Fund
Class A
Actual	$1,000.00	$1,153.80	$2.08	0.39%
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	1,150.80	5.17	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	1,155.10	1.18	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,152.60	4.00	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,153.40	2.67	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,155.00	1.34	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,155.70	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,156.00	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

130	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2019

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019:

Dividends Received Deduction
JPMorgan SmartRetirement Income Fund	9.91%
JPMorgan SmartRetirement 2020 Fund	12.27
JPMorgan SmartRetirement 2025 Fund	15.34
JPMorgan SmartRetirement 2030 Fund	18.17
JPMorgan SmartRetirement 2035 Fund	21.67
JPMorgan SmartRetirement 2040 Fund	24.77
JPMorgan SmartRetirement 2045 Fund	25.00
JPMorgan SmartRetirement 2050 Fund	24.42
JPMorgan SmartRetirement 2055 Fund	25.21
JPMorgan SmartRetirement 2060 Fund	26.60

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement Income Fund	$98,447,538
JPMorgan SmartRetirement 2020 Fund	185,617,486
JPMorgan SmartRetirement 2025 Fund	182,251,701
JPMorgan SmartRetirement 2030 Fund	227,172,028
JPMorgan SmartRetirement 2035 Fund	156,975,428
JPMorgan SmartRetirement 2040 Fund	184,932,902
JPMorgan SmartRetirement 2045 Fund	100,008,492
JPMorgan SmartRetirement 2050 Fund	73,908,923
JPMorgan SmartRetirement 2055 Fund	21,035,916
JPMorgan SmartRetirement 2060 Fund	444,667

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019:

Qualified Dividend Income
JPMorgan SmartRetirement Income Fund	$35,990,202
JPMorgan SmartRetirement 2020 Fund	73,402,080
JPMorgan SmartRetirement 2025 Fund	101,783,206
JPMorgan SmartRetirement 2030 Fund	121,216,708
JPMorgan SmartRetirement 2035 Fund	102,019,346
JPMorgan SmartRetirement 2040 Fund	108,245,702
JPMorgan SmartRetirement 2045 Fund	74,544,332
JPMorgan SmartRetirement 2050 Fund	63,902,557
JPMorgan SmartRetirement 2055 Fund	27,767,635
JPMorgan SmartRetirement 2060 Fund	2,084,199

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2019, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2019 will be disclosed in the semi-annual report for the period ended December 31, 2019.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT FUNDS	131

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-SR-619

Annual Report

JPMorgan SmartRetirement® Blend Funds

June 30, 2019

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

JPMorgan SmartRetirement® Blend 2060 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2019
JPMorgan SmartRetirement® Blend Income Fund	5.90%	5.92%	S&P Target Date Retirement Income Index	$424,971,402

JPMorgan SmartRetirement® Blend 2020 Fund	5.99%	5.79%	S&P Target Date 2020 Index	$853,699,818

JPMorgan SmartRetirement® Blend 2025 Fund	6.15%	5.70%	S&P Target Date 2025 Index	$1,113,467,588

JPMorgan SmartRetirement® Blend 2030 Fund	6.03%	5.56%	S&P Target Date 2030 Index	$1,182,678,140

JPMorgan SmartRetirement® Blend 2035 Fund	5.99%	5.36%	S&P Target Date 2035 Index	$957,475,628

JPMorgan SmartRetirement® Blend 2040 Fund	5.94%	5.26%	S&P Target Date 2040 Index	$885,017,772

JPMorgan SmartRetirement® Blend 2045 Fund	5.87%	5.15%	S&P Target Date 2045 Index	$691,524,799

JPMorgan SmartRetirement® Blend 2050 Fund	5.85%	5.04%	S&P Target Date 2050 Index	$513,754,828

JPMorgan SmartRetirement® Blend 2055 Fund	5.87%	5.03%	S&P Target Date 2055 Index	$260,726,643

JPMorgan SmartRetirement® Blend 2060 Fund	6.09%	5.12%	S&P Target Date 2060+ Index	$41,111,108

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	66.1%
U.S. Equity	16.6
International Equity	12.3
Short-Term Investments	2.7
Alternative Assets	2.0
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	60.9%
U.S. Equity	18.8
International Equity	14.2
Short-Term Investments	3.5
Alternative Assets	2.3
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2025 Fund
Fixed Income	48.0%
U.S. Equity	26.1
International Equity	20.2
Alternative Assets	3.1
Short-Term Investments	2.3
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2030 Fund
Fixed Income	36.4%
U.S. Equity	32.9
International Equity	24.9
Alternative Assets	3.8
Short-Term Investments	1.7
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	39.3%
International Equity	29.2
Fixed Income	24.9
Alternative Assets	4.4
Short-Term Investments	1.9
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	44.1%
International Equity	33.1
Fixed Income	16.2
Alternative Assets	4.9
Short-Term Investments	1.4
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	46.6%
International Equity	34.9
Fixed Income	10.7
Alternative Assets	5.2
Short-Term Investments	2.3
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	46.0%
International Equity	34.9
Fixed Income	10.8
Alternative Assets	5.2
Short-Term Investments	2.8
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	46.8%
International Equity	35.3
Fixed Income	10.8
Alternative Assets	5.1
Short-Term Investments	1.7
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2060 Fund
U.S. Equity	49.5%
International Equity	34.4
Fixed Income	8.3
Alternative Assets	5.1
Short-Term Investments	2.6
U.S. Treasury Obligations	0.1

*	The percentages indicated are based on total investments as of June 30, 2019. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period. Bond markets also generally provided positive returns, particularly in emerging markets and U.S. corporate debt.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Prices for emerging markets debt and high yield bonds (also known as junk bonds) benefitted from investor demand for higher yields in fixed income markets. Global equity markets slumped in May 2019 and leading indexes in the U.S. as well as Asian developed markets and emerging markets dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks. Within fixed income, emerging markets debt largely outperformed both U.S. investment grade debt and high yield bonds for the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

The Class R6 Shares of each Fund, except the SmartRetirement Blend Income Fund, outperformed their respective S&P Target Date Indexes for the twelve month reporting period.

In terms of Fund selection, the Funds’ investment in the JPMorgan Realty Income Fund was a leading contributor to performance relative to each Fund’s S&P Target Date Index performance, while the Funds’ investments in the JPMorgan Emerging Economies Fund, the JPMorgan High Yield Fund and the JPMorgan Emerging Markets Strategic Debt Fund were leading detractors from relative performance.

From a strategic perspective, the Funds’ allocations to emerging markets debt and real estate investment trusts helped relative performance, while the Funds’ reduced exposure to U.S. large cap equity and its increased exposure to emerging markets equity and international developed markets equity detracted from relative performance.

From a tactical perspective, the Funds’ overweight positions in U.S. large cap equity was a leading contributor to relative performance, while their allocation to emerging markets equity and its allocation to cash, implemented via short term money market securities, detracted from relative performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan Funds and third-party exchange-traded funds to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date indexes, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, the portfolio managers sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	5.67%	3.90%	5.02%
CLASS R2 SHARES	July 2, 2012	5.13	3.42	4.55
CLASS R3 SHARES	May 31, 2017	5.38	3.70	4.83
CLASS R4 SHARES	May 31, 2017	5.66	3.96	5.10
CLASS R5 SHARES	July 2, 2012	5.80	4.07	5.20
CLASS R6 SHARES	July 2, 2012	5.90	4.15	5.27

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On

June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	5.66%	4.75%	6.77%
CLASS R2 SHARES	July 2, 2012	5.12	4.27	6.30
CLASS R3 SHARES	May 31, 2017	5.42	4.56	6.60
CLASS R4 SHARES	May 31, 2017	5.67	4.81	6.86
CLASS R5 SHARES	July 2, 2012	5.83	4.94	6.96
CLASS R6 SHARES	July 2, 2012	5.99	5.02	7.04

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	5.89%	5.28%	7.63%
CLASS R2 SHARES	July 2, 2012	5.38	4.79	7.15
CLASS R3 SHARES	May 31, 2017	5.64	5.08	7.45
CLASS R4 SHARES	May 31, 2017	5.90	5.35	7.72
CLASS R5 SHARES	July 2, 2012	6.05	5.46	7.82
CLASS R6 SHARES	July 2, 2012	6.15	5.55	7.89

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	5.76%	5.71%	8.35%
CLASS R2 SHARES	July 2, 2012	5.24	5.22	7.88
CLASS R3 SHARES	May 31, 2017	5.50	5.51	8.17
CLASS R4 SHARES	May 31, 2017	5.75	5.78	8.44
CLASS R5 SHARES	July 2, 2012	5.93	5.89	8.55
CLASS R6 SHARES	July 2, 2012	6.03	5.98	8.62

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	5.73%	6.01%	8.91%
CLASS R2 SHARES	July 2, 2012	5.20	5.53	8.44
CLASS R3 SHARES	May 31, 2017	5.47	5.82	8.73
CLASS R4 SHARES	May 31, 2017	5.74	6.09	9.01
CLASS R5 SHARES	July 2, 2012	5.89	6.20	9.12
CLASS R6 SHARES	July 2, 2012	5.99	6.29	9.19

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	5.62%	6.32%	9.31%
CLASS R2 SHARES	July 2, 2012	5.12	5.82	8.83
CLASS R3 SHARES	May 31, 2017	5.43	6.13	9.13
CLASS R4 SHARES	May 31, 2017	5.63	6.39	9.40
CLASS R5 SHARES	July 2, 2012	5.79	6.50	9.51
CLASS R6 SHARES	July 2, 2012	5.94	6.59	9.58

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	5.58%	6.35%	9.31%
CLASS R2 SHARES	July 2, 2012	5.08	5.86	8.83
CLASS R3 SHARES	May 31, 2017	5.31	6.15	9.13
CLASS R4 SHARES	May 31, 2017	5.61	6.41	9.40
CLASS R5 SHARES	July 2, 2012	5.72	6.53	9.51
CLASS R6 SHARES	July 2, 2012	5.87	6.62	9.59

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	5.60%	6.36%	9.33%
CLASS R2 SHARES	July 2, 2012	5.12	5.87	8.85
CLASS R3 SHARES	May 31, 2017	5.37	6.17	9.15
CLASS R4 SHARES	May 31, 2017	5.62	6.43	9.42
CLASS R5 SHARES	July 2, 2012	5.80	6.54	9.52
CLASS R6 SHARES	July 2, 2012	5.85	6.62	9.60

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	5.57%	6.37%	9.26%
CLASS R2 SHARES	July 2, 2012	5.10	5.88	8.78
CLASS R3 SHARES	May 31, 2017	5.38	6.18	9.08
CLASS R4 SHARES	May 31, 2017	5.62	6.44	9.35
CLASS R5 SHARES	July 2, 2012	5.77	6.54	9.45
CLASS R6 SHARES	July 2, 2012	5.87	6.64	9.54

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055 Funds Average from July 2, 2012 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055 Funds Average is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS I SHARES	August 31, 2016	5.83%	9.30%
CLASS R2 SHARES	August 31, 2016	5.28	8.75
CLASS R3 SHARES	May 31, 2017	5.51	9.00
CLASS R4 SHARES	May 31, 2017	5.80	9.28
CLASS R5 SHARES	August 31, 2016	5.95	9.46
CLASS R6 SHARES	August 31, 2016	6.09	9.57

LIFE OF FUND PERFORMANCE (8/31/16 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2060 Fund, the S&P Target Date 2060+ Index and the Lipper Mixed-Asset Target 2060 Funds Average from August 31, 2016 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2060 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2060 Funds Average is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 65.7%

Alternative Assets — 0.1%

JPMorgan Realty Income Fund Class R6 Shares (a)	25,133	363,929

Fixed Income — 52.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	8,503,293	100,253,822

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,840,166	40,705,798

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	998,519	8,177,872

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	986,163	8,096,396

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,121,340	10,249,046

JPMorgan High Yield Fund Class R6 Shares (a)	4,805,142	34,741,180

JPMorgan Income Fund Class R6 Shares (a)	308,360	2,944,841

JPMorgan Managed Income Fund Class L Shares (a)	1,249,674	12,559,227

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	662,887	6,345,483

Total Fixed Income		224,073,665

U.S. Equity — 12.9%

JPMorgan Equity Index Fund Class R6 Shares (a)	1,216,258	54,707,300

Total Investment Companies (Cost $266,899,515)		279,144,894

Exchange Traded Funds — 30.3%

Alternative Assets — 1.8%

JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	72,194	6,065,740

Schwab U.S. REIT ETF	38,323	1,703,074

Total Alternative Assets		7,768,814

Fixed Income — 12.7%

iShares Core U.S. Aggregate Bond ETF	200,813	22,360,528

iShares TIPS Bond ETF	274,147	31,661,237

Total Fixed Income		54,021,765

International Equity — 12.2%

iShares Core MSCI EAFE ETF	644,135	39,549,889

iShares Core MSCI Emerging Markets ETF	238,326	12,259,489

Total International Equity		51,809,378

U.S. Equity — 3.6%

iShares Russell 2000 ETF	40,973	6,371,301

iShares Russell Mid-Cap ETF	158,234	8,840,534

Total U.S. Equity		15,211,835

Total Exchange Traded Funds (Cost $119,489,600)		128,811,792

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $1,325,771)	1,330,000	1,329,481

	SHARES
Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $11,354,558)	11,354,558	11,354,558

Total Investments — 99.0% (Cost $399,069,444)		420,640,725
Other Assets Less Liabilities — 1.0%		4,330,677

NET ASSETS — 100.0%		424,971,402

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	53	09/2019	USD	7,801,600	120,525

U.S. Treasury 10 Year Note	45	09/2019	USD	5,755,781	119,799

					240,324

Short Contracts

Hang Seng Index	(6)	07/2019	HKD	(1,095,239)	(13,262)

EURO STOXX 50 Index	(98)	09/2019	EUR	(3,860,542)	(75,476)

MSCI Emerging Markets E-Mini Index	(19)	09/2019	USD	(1,001,110)	(45,869)

Russell 2000 E-Mini Index	(11)	09/2019	USD	(862,235)	(15,657)

					(150,264)

					90,060

Abbreviations

EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 68.2%

Alternative Assets — 0.0% (a)

JPMorgan Realty Income Fund Class R6 Shares (b)	36,717	531,662

Fixed Income — 53.5%

JPMorgan Core Bond Fund Class R6 Shares (b)	18,123,580	213,677,011

JPMorgan Core Plus Bond Fund Class R6 Shares (b)	10,690,389	89,906,174

JPMorgan Emerging Markets Debt Fund Class R6 Shares (b)	1,811,402	14,835,381

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (b)	1,891,371	15,528,157

JPMorgan Floating Rate Income Fund Class R6 Shares (b)	1,775,124	16,224,636

JPMorgan High Yield Fund Class R6 Shares (b)	8,623,104	62,345,040

JPMorgan Income Fund Class R6 Shares (b)	745,572	7,120,210

JPMorgan Managed Income Fund Class L Shares (b)	2,459,486	24,717,834

JPMorgan Short Duration Core Plus Fund Class R6 Shares (b)	1,272,522	12,181,219

Total Fixed Income		456,535,662

U.S. Equity — 14.7%

JPMorgan Equity Index Fund Class R6 Shares (b)	2,784,803	125,260,448

Total Investment Companies (Cost $562,113,077)		582,327,772

Exchange Traded Funds — 27.5%

Alternative Assets — 2.2%

JPMorgan BetaBuilders MSCI U.S. REIT ETF (b)	171,661	14,422,957

Schwab U.S. REIT ETF	95,784	4,256,641

Total Alternative Assets		18,679,598

Fixed Income — 7.1%

iShares Core U.S. Aggregate Bond ETF	117,060	13,034,631

iShares TIPS Bond ETF	411,807	47,559,591

Total Fixed Income		60,594,222

International Equity — 14.2%

iShares Core MSCI EAFE ETF	1,535,932	94,306,225

iShares Core MSCI Emerging Markets ETF	514,926	26,487,792

Total International Equity		120,794,017

U.S. Equity — 4.0%

iShares Russell 2000 ETF	90,467	14,067,619

iShares Russell Mid-Cap ETF	360,789	20,157,281

Total U.S. Equity		34,224,900

Total Exchange Traded Funds (Cost $220,249,057)		234,292,737

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (c) (Cost $2,731,300)	2,740,000	2,738,930

	SHARES
Short-Term Investments — 3.5%

Investment Companies — 3.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (d) (Cost $29,802,822)	29,802,822	29,802,822

Total Investments — 99.5% (Cost $814,896,256)		849,162,261
Other Assets Less Liabilities — 0.5%		4,537,557

NET ASSETS — 100.0%		853,699,818

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	The rate shown is the current yield as of June 30, 2019.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	16	09/2019	USD	843,040	37,087
S&P 500 E-Mini Index	170	09/2019	USD	25,024,000	386,590
U.S. Treasury 10 Year Note	101	09/2019	USD	12,918,531	268,879

					692,556

Short Contracts
Hang Seng Index	(12)	07/2019	HKD	(2,190,478)	(26,530)
EURO STOXX 50 Index	(169)	09/2019	EUR	(6,657,466)	(130,164)
Russell 2000 E-Mini Index	(15)	09/2019	USD	(1,175,775)	(21,351)

					(178,045)

					514,511

Abbreviations

EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 71.6%

Alternative Assets — 0.4%

JPMorgan Realty Income Fund Class R6 Shares (a)	299,613	4,338,395

Fixed Income — 45.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	21,175,903	249,663,898

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	12,829,951	107,899,891

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,191,794	17,950,790

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,962,045	16,108,392

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	690,926	6,315,063

JPMorgan High Yield Fund Class R6 Shares (a)	9,651,388	69,779,539

JPMorgan Income Fund Class R6 Shares (a)	827,283	7,900,549

JPMorgan Managed Income Fund Class L Shares (a)	2,090,534	21,009,871

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	1,462,012	13,995,106

Total Fixed Income		510,623,099

International Equity — 4.4%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,954,861	49,434,832

U.S. Equity — 20.9%

JPMorgan Equity Index Fund Class R6 Shares (a)	5,172,019	232,637,396

Total Investment Companies (Cost $764,230,438)		797,033,722

Exchange Traded Funds — 26.4%

Alternative Assets — 2.7%

JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	306,817	25,778,765

Schwab U.S. REIT ETF	99,600	4,426,224

Total Alternative Assets		30,204,989

Fixed Income — 2.5%

iShares Core U.S. Aggregate Bond ETF	72,868	8,113,852

iShares TIPS Bond ETF	163,464	18,878,457

Total Fixed Income		26,992,309

International Equity — 15.8%

iShares Core MSCI EAFE ETF	2,867,368	176,056,395

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — 5.4%

iShares Russell 2000 ETF	151,419	23,545,654

iShares Russell Mid-Cap ETF	651,865	36,419,698

Total U.S. Equity		59,965,352

Total Exchange Traded Funds (Cost $280,593,387)		293,219,045

	PRINCIPAL Amount($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $3,324,398)	3,335,000	3,333,698

	SHARES
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $26,034,471)	26,034,471	26,034,471

Total Investments — 100.6% (Cost $1,074,182,694)		1,119,620,936
Liabilities in Excess of Other Assets — (0.6)%		(6,153,348)

NET ASSETS — 100.0%		1,113,467,588

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
MSCI Emerging Markets E-Mini Index	42	09/2019	USD	2,212,980	97,353
S&P 500 E-Mini Index	249	09/2019	USD	36,652,800	566,242
U.S. Treasury 10 Year Note	123	09/2019	USD	15,732,469	327,440

					991,035

Short Contracts
Hang Seng Index	(14)	07/2019	HKD	(2,555,557)	(30,948)
EURO STOXX 50 Index	(211)	09/2019	EUR	(8,311,985)	(162,502)
Russell 2000 E-Mini Index	(8)	09/2019	USD	(627,080)	(11,386)

					(204,836)

					786,199

Abbreviations

EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 67.8%

Alternative Assets — 0.5%

JPMorgan Realty Income Fund Class R6 Shares (a)	389,964	5,646,678

Fixed Income — 35.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	16,786,634	197,914,411

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	10,698,929	89,977,993

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,680,526	13,763,507

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,899,789	15,597,271

JPMorgan High Yield Fund Class R6 Shares (a)	9,075,819	65,618,172

JPMorgan Managed Income Fund Class L Shares (a)	2,681,979	26,953,893

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	1,175,663	11,254,035

Total Fixed Income		421,079,282

International Equity — 5.5%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,898,759	65,226,238

U.S. Equity — 26.2%

JPMorgan Equity Index Fund Class R6 Shares (a)	6,901,750	310,440,705

Total Investment Companies (Cost $765,916,237)		802,392,903

Exchange Traded Funds — 29.6%

Alternative Assets — 3.3%

JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	391,334	32,879,883

Schwab U.S. REIT ETF	126,003	5,599,573

Total Alternative Assets		38,479,456

Fixed Income — 0.6%

iShares Core U.S. Aggregate Bond ETF	64,511	7,183,300

International Equity — 19.3%

iShares Core MSCI EAFE ETF	3,708,384	227,694,778

U.S. Equity — 6.4%

iShares Russell 2000 ETF	184,034	28,617,287

iShares Russell Mid-Cap ETF	852,754	47,643,366

Total U.S. Equity		76,260,653

Total Exchange Traded Funds (Cost $336,439,304)		349,618,187

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $3,309,492)	3,320,000	3,318,703

	SHARES
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $20,536,686)	20,536,686	20,536,686

Total Investments — 99.4% (Cost $1,126,201,719)		1,175,866,479
Other Assets Less Liabilities — 0.6%		6,811,661

NET ASSETS — 100.0%		1,182,678,140

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
MSCI Emerging Markets E-Mini Index	74	09/2019	USD	3,899,060	171,527
S&P 500 E-Mini Index	246	09/2019	USD	36,211,200	559,418
U.S. Treasury 10 Year Note	69	09/2019	USD	8,825,531	183,684

					914,629

Short Contracts
Hang Seng Index	(15)	07/2019	HKD	(2,738,097)	(33,164)
EURO STOXX 50 Index	(220)	09/2019	EUR	(8,666,524)	(169,442)

					(202,606)

					712,023

Abbreviations

EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 63.4%

Alternative Assets — 0.6%

JPMorgan Realty Income Fund Class R6 Shares (a)	435,813	6,310,571

Fixed Income — 24.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	8,450,408	99,630,316

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	7,939,007	66,767,053

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	990,163	8,109,433

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,117,096	9,171,354

JPMorgan High Yield Fund Class R6 Shares (a)	4,908,668	35,489,673

JPMorgan Managed Income Fund Class L Shares (a)	1,524,048	15,316,683

Total Fixed Income		234,484,512

International Equity — 6.6%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,772,802	63,118,975

U.S. Equity — 31.7%

JPMorgan Equity Index Fund Class R6 Shares (a)	6,752,217	303,714,729

Total Investment Companies (Cost $575,199,807)		607,628,787

Exchange Traded Funds — 34.6%

Alternative Assets — 3.8%

JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	375,520	31,551,190

Schwab U.S. REIT ETF	95,226	4,231,844

Total Alternative Assets		35,783,034

Fixed Income — 0.5%

iShares Core U.S. Aggregate Bond ETF	39,470	4,394,985

International Equity — 22.7%

iShares Core MSCI EAFE ETF	3,545,526	217,695,296

U.S. Equity — 7.6%

iShares Russell 2000 ETF	181,940	28,291,670

iShares Russell Mid-Cap ETF	801,255	44,766,117

Total U.S. Equity		73,057,787

Total Exchange Traded Funds (Cost $321,953,299)		330,931,102

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $2,816,036)	2,825,000	2,823,896

	SHARES
Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $17,801,922)	17,801,922	17,801,922

Total Investments — 100.2% (Cost $917,771,064)		959,185,707
Liabilities in Excess of Other Assets — (0.2)%		(1,710,079)

NET ASSETS — 100.0%		957,475,628

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
MSCI Emerging Markets E-Mini Index	102	09/2019	USD	5,374,380	236,429
S&P 500 E-Mini Index	186	09/2019	USD	27,379,200	422,975

					659,404

Short Contracts
Hang Seng Index	(12)	07/2019	HKD	(2,190,477)	(26,530)
EURO STOXX 50 Index	(180)	09/2019	EUR	(7,090,793)	(138,634)
Russell 2000 E-Mini Index	(4)	09/2019	USD	(313,540)	(5,693)

					(170,857)

					488,547

Abbreviations

EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 58.8%

Alternative Assets — 0.6%

JPMorgan Realty Income Fund Class R6 Shares (a)	389,873	5,645,358

Fixed Income — 15.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,202,437	49,546,737

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,957,482	33,282,422

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	644,185	5,275,874

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	768,544	6,309,749

JPMorgan High Yield Fund Class R6 Shares (a)	3,630,845	26,251,006

JPMorgan Managed Income Fund Class L Shares (a)	1,595,231	16,032,069

Total Fixed Income		136,697,857

International Equity — 7.6%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,031,558	67,447,971

U.S. Equity — 35.1%

JPMorgan Equity Index Fund Class R6 Shares (a)	6,909,281	310,779,468

Total Investment Companies (Cost $490,045,698)		520,570,654

Exchange Traded Funds — 38.2%

Alternative Assets — 4.2%

JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	381,100	32,020,022

Schwab U.S. REIT ETF	112,965	5,020,165

Total Alternative Assets		37,040,187

Fixed Income — 0.5%

iShares Core U.S. Aggregate Bond ETF	41,524	4,623,697

International Equity — 25.1%

iShares Core MSCI EAFE ETF	3,619,111	222,213,415

U.S. Equity — 8.4%

iShares Russell 2000 ETF	192,470	29,929,085

iShares Russell Mid-Cap ETF	791,242	44,206,691

Total U.S. Equity		74,135,776

Total Exchange Traded Funds (Cost $327,343,477)		338,013,075

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $2,570,800)	2,579,000	2,577,993

	SHARES
Short-Term Investments — 1.4%

Investment Companies — 1.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $12,407,567)	12,407,567	12,407,567

Total Investments — 98.7% (Cost $832,367,542)		873,569,289
Other Assets Less Liabilities — 1.3%		11,448,483

NET ASSETS — 100.0%		885,017,772

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
MSCI Emerging Markets E-Mini Index	65	09/2019	USD	3,424,850	150,666
S&P 500 E-Mini Index	171	09/2019	USD	25,171,200	388,865

					539,531

Short Contracts
Hang Seng Index	(11)	07/2019	HKD	(2,007,938)	(24,321)
EURO STOXX 50 Index	(164)	09/2019	EUR	(6,460,500)	(126,303)
Russell 2000 E-Mini Index	(4)	09/2019	USD	(313,540)	(5,693)

					(156,317)

					383,214

Abbreviations

EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 56.6%

Alternative Assets — 0.8%

JPMorgan Realty Income Fund Class R6 Shares (a)	355,373	5,145,805

Fixed Income — 10.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,922,439	22,665,553

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,419,895	11,941,317

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	370,038	3,030,615

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	344,956	2,832,093

JPMorgan High Yield Fund Class R6 Shares (a)	2,412,006	17,438,801

JPMorgan Managed Income Fund Class L Shares (a)	1,256,917	12,632,017

Total Fixed Income		70,540,396

International Equity — 7.9%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,267,140	54,659,250

U.S. Equity — 37.7%

JPMorgan Equity Index Fund Class R6 Shares (a)	5,796,506	260,726,854

Total Investment Companies (Cost $366,274,667)		391,072,305

Exchange Traded Funds — 41.1%

Alternative Assets — 4.4%

JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	320,949	26,966,135

Schwab U.S. REIT ETF	85,711	3,808,997

Total Alternative Assets		30,775,132

Fixed Income — 0.5%

iShares Core U.S. Aggregate Bond ETF	29,363	3,269,570

International Equity — 27.1%

iShares Core MSCI EAFE ETF	3,051,977	187,391,388

U.S. Equity — 9.1%

iShares Russell 2000 ETF	157,521	24,494,516

iShares Russell Mid-Cap ETF	681,966	38,101,440

Total U.S. Equity		62,595,956

Total Exchange Traded Funds (Cost $276,852,461)		284,032,046

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $2,003,609)	2,010,000	2,009,214

	SHARES
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $16,215,784)	16,215,784	16,215,784

Total Investments — 100.3% (Cost $661,346,521)		693,329,349
Liabilities in Excess of Other Assets — (0.3)%		(1,804,550)

NET ASSETS — 100.0%		691,524,799

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

JPMorgan SmartRetirement Blend 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
MSCI Emerging Markets E-Mini Index	94	09/2019	USD	4,952,860	217,885
S&P 500 E-Mini Index	147	09/2019	USD	21,638,400	334,287

					552,172

Short Contracts
Hang Seng Index	(8)	07/2019	HKD	(1,460,318)	(17,686)
EURO STOXX 50 Index	(128)	09/2019	EUR	(5,042,342)	(98,586)
Russell 2000 E-Mini Index	(3)	09/2019	USD	(235,155)	(4,271)

					(120,543)

					431,629

Abbreviations

EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 55.6%

Alternative Assets — 0.6%

JPMorgan Realty Income Fund Class R6 Shares (a)	207,465	3,004,090

Fixed Income — 10.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,266,408	14,930,950

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,221,426	10,272,192

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	269,950	2,210,893

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	345,735	2,838,486

JPMorgan High Yield Fund Class R6 Shares (a)	1,772,473	12,814,982

JPMorgan Managed Income Fund Class L Shares (a)	967,778	9,726,173

Total Fixed Income		52,793,676

International Equity — 7.9%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,437,783	40,784,107

U.S. Equity — 36.8%

JPMorgan Equity Index Fund Class R6 Shares (a)	4,204,628	189,124,181

Total Investment Companies (Cost $267,975,370)		285,706,054

Exchange Traded Funds — 40.9%

Alternative Assets — 4.6%

JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	236,188	19,844,516

Schwab U.S. REIT ETF	81,003	3,599,773

Total Alternative Assets		23,444,289

Fixed Income — 0.5%

iShares Core U.S. Aggregate Bond ETF	24,059	2,678,970

International Equity — 26.8%

iShares Core MSCI EAFE ETF	2,238,789	137,461,644

U.S. Equity — 9.0%

iShares Russell 2000 ETF	118,169	18,375,280

iShares Russell Mid-Cap ETF	498,260	27,837,786

Total U.S. Equity		46,213,066

Total Exchange Traded Funds (Cost $203,971,726)		209,797,969

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $1,659,785)	1,665,000	1,664,350

	SHARES
Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $14,104,463)	14,104,463	14,104,463

Total Investments — 99.5% (Cost $487,711,344)		511,272,836
Other Assets Less Liabilities — 0.5%		2,481,992

NET ASSETS — 100.0%		513,754,828

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
MSCI Emerging Markets E-Mini Index	60	09/2019	USD	3,161,400	139,076
S&P 500 E-Mini Index	123	09/2019	USD	18,105,600	279,728

					418,804

Short Contracts
Hang Seng Index	(6)	07/2019	HKD	(1,095,239)	(13,262)
EURO STOXX 50 Index	(94)	09/2019	EUR	(3,702,969)	(72,397)
Russell 2000 E-Mini Index	(2)	09/2019	USD	(156,770)	(2,846)

					(88,505)

					330,299

Abbreviations

EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 57.4%

Alternative Assets — 0.6%

JPMorgan Realty Income Fund Class R6 Shares (a)	106,852	1,547,217

Fixed Income — 10.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	661,717	7,801,639

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	656,711	5,522,937

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	135,547	1,110,130

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	171,434	1,407,476

JPMorgan High Yield Fund Class R6 Shares (a)	895,897	6,477,335

JPMorgan Managed Income Fund Class L Shares (a)	477,935	4,803,247

Total Fixed Income		27,122,764

International Equity — 8.4%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,308,814	21,896,458

U.S. Equity — 38.0%

JPMorgan Equity Index Fund Class R6 Shares (a)	2,199,877	98,950,451

Total Investment Companies (Cost $140,625,748)		149,516,890

Exchange Traded Funds — 40.8%

Alternative Assets — 4.6%

JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	118,546	9,960,235

Schwab U.S. REIT ETF	41,734	1,854,659

Total Alternative Assets		11,814,894

Fixed Income — 0.4%

iShares Core U.S. Aggregate Bond ETF	9,996	1,113,054

International Equity — 26.9%

iShares Core MSCI EAFE ETF	1,143,092	70,185,849

U.S. Equity — 8.9%

iShares Russell 2000 ETF	60,140	9,351,770

iShares Russell Mid-Cap ETF	247,108	13,805,924

Total U.S. Equity		23,157,694

Total Exchange Traded Funds (Cost $104,152,984)		106,271,491

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $887,170)	890,000	889,653

	SHARES
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $4,510,805)	4,510,805	4,510,805

Total Investments — 100.2% (Cost $250,176,707)		261,188,839
Liabilities in Excess of Other Assets — (0.2)%		(462,196)

NET ASSETS — 100.0%		260,726,643

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
MSCI Emerging Markets E-Mini Index	13	09/2019	USD	684,970	30,153
Russell 2000 E-Mini Index	4	09/2019	USD	313,540	5,674
S&P 500 E-Mini Index	49	09/2019	USD	7,212,800	116,488

					152,315

Short Contracts
Hang Seng Index	(3)	07/2019	HKD	(547,619)	(6,634)
EURO STOXX 50 Index	(48)	09/2019	EUR	(1,890,878)	(36,968)

					(43,602)

					108,713

Abbreviations

EUR	Euro
HKD	Hong Kong Dollar
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 55.9%

Alternative Assets — 0.7%

JPMorgan Realty Income Fund Class R6 Shares (a)	21,267	307,951

Fixed Income — 7.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	110,771	1,305,989

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	75,759	637,132

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	18,497	151,489

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	18,468	151,626

JPMorgan High Yield Fund Class R6 Shares (a)	124,943	903,336

Total Fixed Income		3,149,572

International Equity — 8.1%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	197,861	3,310,217

U.S. Equity — 39.4%

JPMorgan Equity Index Fund Class R6 Shares (a)	360,137	16,198,980

Total Investment Companies (Cost $21,619,707)		22,966,720

Exchange Traded Funds — 38.5%

Alternative Assets — 4.2%

JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	17,786	1,494,380

Schwab U.S. REIT ETF	5,372	238,731

Total Alternative Assets		1,733,111

Fixed Income — 0.4%

iShares Core U.S. Aggregate Bond ETF	1,355	150,879

International Equity — 25.3%

iShares Core MSCI EAFE ETF	169,471	10,405,520

U.S. Equity — 8.6%

iShares Russell 2000 ETF	8,770	1,363,735

iShares Russell Mid-Cap ETF	39,014	2,179,712

Total U.S. Equity		3,543,447

Total Exchange Traded Funds (Cost $15,609,590)		15,832,957

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE ($)
U.S. Treasury Obligations — 0.0% (b)

U.S. Treasury Notes 2.00%, 1/31/2020 (Cost $19,932)	20,000	19,993

	SHARES
Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $1,035,598)	1,035,598	1,035,598

Total Investments — 96.9% (Cost $38,284,827)		39,855,268
Other Assets Less Liabilities — 3.1%		1,255,840

NET ASSETS — 100.0%		41,111,108

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	The rate shown is the current yield as of June 30, 2019.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$124,075,533	$222,608,710	$270,773,978
Investments in affiliates, at value	296,565,192	626,553,551	848,846,958
Receivables:
Investment securities sold	4,071,271	1,865,824	—
Fund shares sold	1,587,017	7,006,304	1,305,648
Interest from non-affiliates	23,758	54,506	60,730
Dividends from affiliates	40,464	80,367	74,654
Variation margin on futures contracts	206,032	150,163	478,941
Due from Adviser	32,451	30,845	13,904

Total Assets	426,601,718	858,350,270	1,121,554,813

LIABILITIES:
Payables:
Due to custodian	16,344	22,870	27,115
Distributions	33,497	60,481	87,189
Investment securities purchased	—	1,355,202	1,558,617
Fund shares redeemed	1,520,536	3,084,600	6,300,466
Accrued liabilities:
Administration fees	7,432	31,402	46,891
Distribution fees	134	6,367	5,207
Service fees	7,009	25,267	25,861
Custodian and accounting fees	9,457	9,549	9,712
Trustees’ and Chief Compliance Officer’s fees	6	—	33
Audit fees	17,257	17,266	17,327
Other	18,644	37,448	8,807

Total Liabilities	1,630,316	4,650,452	8,087,225

Net Assets	$424,971,402	$853,699,818	$1,113,467,588

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
NET ASSETS:
Paid-in-Capital	$408,519,526	$825,643,378	$1,072,081,140
Total distributable earnings (loss) (a)	16,451,876	28,056,440	41,386,448

Total Net Assets	$424,971,402	$853,699,818	$1,113,467,588

Net Assets:
Class I	$7,450,254	$17,098,156	$18,383,704
Class R2	47,876	70,631	958,167
Class R3	565,671	30,987,775	23,836,383
Class R4	2,290,390	4,631,069	7,895,629
Class R5	62,731,515	182,770,467	196,513,224
Class R6	351,885,696	618,141,720	865,880,481

Total	$424,971,402	$853,699,818	$1,113,467,588

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class I	425,324	875,354	881,811
Class R2	2,734	3,618	45,981
Class R3	32,280	1,588,549	1,144,822
Class R4	130,755	236,853	378,318
Class R5	3,582,085	9,353,246	9,421,903
Class R6	20,079,952	31,624,635	41,507,640

Net Asset Value (b):
Class I — Offering and redemption price per share	17.52	19.53	20.85
Class R2 — Offering and redemption price per share	17.51	19.52	20.84
Class R3 — Offering and redemption price per share	17.52	19.51	20.82
Class R4 — Offering and redemption price per share	17.52	19.55	20.87
Class R5 — Offering and redemption price per share	17.51	19.54	20.86
Class R6 — Offering and redemption price per share	17.52	19.55	20.86

Cost of investments in non-affiliates	$114,685,969	$208,405,924	$257,868,184
Cost of investments in affiliates	284,383,475	606,490,332	816,314,510

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$320,057,007	$302,203,808	$308,571,046
Investments in affiliates, at value	855,809,472	656,981,899	564,998,243
Receivables:
Investment securities sold	1,876,533	2,587,062	1,307,340
Fund shares sold	11,610,627	1,132,084	14,012,228
Interest from non-affiliates	69,329	55,030	58,839
Dividends from affiliates	59,500	34,200	35,403
Variation margin on futures contracts	1,123,876	241,322	553,990

Total Assets	1,190,606,344	963,235,405	889,537,089

LIABILITIES:
Payables:
Due to custodian	25,833	7,100	13,173
Distributions	108,666	80,359	57,303
Investment securities purchased	1,987,643	—	—
Fund shares redeemed	5,632,681	5,539,717	4,287,219
Accrued liabilities:
Investment advisory fees	14,700	33,453	46,053
Administration fees	49,580	39,468	34,887
Distribution fees	5,757	2,866	1,659
Service fees	31,888	18,904	19,345
Custodian and accounting fees	9,730	9,664	9,651
Trustees’ and Chief Compliance Officer’s fees	3	—	—
Audit fees	17,264	17,200	17,197
Other	44,459	11,046	32,830

Total Liabilities	7,928,204	5,759,777	4,519,317

Net Assets	$1,182,678,140	$957,475,628	$885,017,772

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
NET ASSETS:
Paid-in-Capital	$1,133,714,050	$916,227,753	$843,001,844
Total distributable earnings (loss) (a)	48,964,090	41,247,875	42,015,928

Total Net Assets	$1,182,678,140	$957,475,628	$885,017,772

Net Assets:
Class I	$28,932,577	$12,978,596	$16,102,073
Class R2	590,828	73,150	121,307
Class R3	26,949,640	14,104,107	7,995,936
Class R4	9,072,008	11,117,857	9,186,164
Class R5	236,899,032	143,006,735	161,533,089
Class R6	880,234,055	776,195,183	690,079,203

Total	$1,182,678,140	$957,475,628	$885,017,772

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class I	1,323,926	569,187	691,831
Class R2	27,026	3,212	5,217
Class R3	1,235,727	619,449	344,125
Class R4	414,578	487,055	394,410
Class R5	10,837,606	6,267,704	6,937,531
Class R6	40,246,493	34,010,363	29,630,572

Net Asset Value (b):
Class I — Offering and redemption price per share	21.85	22.80	23.27
Class R2 — Offering and redemption price per share	21.86	22.78	23.25
Class R3 — Offering and redemption price per share	21.81	22.77	23.24
Class R4 — Offering and redemption price per share	21.88	22.83	23.29
Class R5 — Offering and redemption price per share	21.86	22.82	23.28
Class R6 — Offering and redemption price per share	21.87	22.82	23.29

Cost of investments in non-affiliates	$306,523,664	$292,887,040	$297,558,076
Cost of investments in affiliates	819,678,055	624,884,024	534,809,466

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$259,075,125	$191,617,803	$97,200,909	$14,358,570
Investments in affiliates, at value	434,254,224	319,655,033	163,987,930	25,496,698
Cash	966	29,940	8,903	1,761
Receivables:
Investment securities sold	2,007,612	761,029	—	—
Fund shares sold	978,881	5,980,776	705,799	1,358,865
Interest from non-affiliates	45,087	40,654	21,214	1,942
Dividends from affiliates	28,303	21,894	10,657	66
Variation margin on futures contracts	168,771	285,735	61,955	—
Due from Adviser	—	—	—	8,152

Total Assets	696,558,969	518,392,864	261,997,367	41,226,054

LIABILITIES:
Payables:
Distributions	41,898	32,101	14,573	2,334
Fund shares redeemed	4,853,123	4,499,316	1,212,345	74,820
Accrued liabilities:
Investment advisory fees	42,318	24,271	4,690	—
Administration fees	25,986	14,829	2,544	—
Distribution fees	1,153	638	265	190
Service fees	12,458	11,035	4,722	481
Custodian and accounting fees	9,486	9,367	9,037	9,285
Trustees’ and Chief Compliance Officer’s fees	—	—	—	339
Audit fees	17,230	17,218	17,177	17,361
Other	30,518	29,261	5,371	10,136

Total Liabilities	5,034,170	4,638,036	1,270,724	114,946

Net Assets	$691,524,799	$513,754,828	$260,726,643	$41,111,108

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
NET ASSETS:
Paid-in-Capital	$661,986,012	$491,146,097	$250,719,252	$39,705,053
Total distributable earnings (loss) (a)	29,538,787	22,608,731	10,007,391	1,406,055

Total Net Assets	$691,524,799	$513,754,828	$260,726,643	$41,111,108

Net Assets:
Class I	$7,329,886	$7,583,053	$2,906,169	$534,035
Class R2	52,411	77,137	75,324	41,053
Class R3	5,651,934	3,039,482	1,189,614	830,174
Class R4	7,839,682	5,909,947	2,973,001	359,791
Class R5	105,707,764	99,930,390	44,011,421	4,129,109
Class R6	564,943,122	397,214,819	209,571,114	35,216,946

Total	$691,524,799	$513,754,828	$260,726,643	$41,111,108

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class I	312,888	324,453	125,350	29,737
Class R2	2,239	3,305	3,253	2,289
Class R3	241,730	130,186	51,411	46,316
Class R4	334,619	252,812	128,293	20,019
Class R5	4,511,016	4,276,022	1,898,381	230,152
Class R6	24,086,035	16,986,219	9,033,406	1,962,229

Net Asset Value (b):
Class I — Offering and redemption price per share	23.43	23.37	23.18	17.96
Class R2 — Offering and redemption price per share	23.41	23.34	23.16	17.94
Class R3 — Offering and redemption price per share	23.38	23.35	23.14	17.92
Class R4 — Offering and redemption price per share	23.43	23.38	23.17	17.97
Class R5 — Offering and redemption price per share	23.43	23.37	23.18	17.94
Class R6 — Offering and redemption price per share	23.46	23.38	23.20	17.95

Cost of investments in non-affiliates	$251,606,881	$185,578,624	$94,975,507	$14,118,391
Cost of investments in affiliates	409,739,640	302,132,720	155,201,200	24,166,436

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$33,452	$63,465	$81,776
Interest income from affiliates	150	61	141
Dividend income from non-affiliates	3,224,103	6,011,216	7,715,693
Dividend income from affiliates	9,800,529	17,852,317	20,820,691

Total investment income	13,058,234	23,927,059	28,618,301

EXPENSES:
Investment advisory fees	1,082,960	1,980,938	2,446,062
Administration fees	337,187	617,475	761,888
Distribution fees:
Class A (a)	44	23	23
Class C (a)	129	67	69
Class R2	229	247	4,263
Class R3	1,364	52,398	37,735
Service fees:
Class A (a)	44	23	23
Class C (a)	43	22	23
Class I	25,449	56,568	56,282
Class R2	115	124	2,132
Class R3	1,364	52,398	37,735
Class R4	9,002	20,229	35,683
Class R5	66,348	185,593	176,679
Custodian and accounting fees	23,726	28,465	28,696
Interest expense to affiliates	—	1,955	618
Professional fees	43,284	50,097	52,323
Trustees’ and Chief Compliance Officer’s fees	26,740	28,078	28,815
Printing and mailing costs	19,973	33,127	40,368
Registration and filing fees	155,627	169,668	182,362
Transfer agency fees (See Note 2.G.)	9,863	13,100	15,576
Other	28,445	30,256	32,625

Total expenses	1,831,936	3,320,851	3,939,980

Less fees waived	(1,265,752)	(2,237,831)	(2,741,520)
Less expense reimbursements	(367,867)	(501,531)	(449,110)

Net expenses	198,317	581,489	749,350

Net investment income (loss)	12,859,917	23,345,570	27,868,951

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,303,274)	(4,208,207)	(2,552,989)
Investments in affiliates	(859,682)	(1,885,251)	(1,736,961)
Futures contracts	(1,430,418)	(654,800)	(1,062,534)
Foreign currency transactions	(7,051)	(26,779)	(37,886)

Net realized gain (loss)	(4,600,425)	(6,775,037)	(5,390,370)

Distributions of capital gains received from investment company affiliates	298,120	694,910	968,601

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	5,571,946	4,771,198	974,113
Investments in affiliates	16,025,968	27,124,295	38,804,605
Futures contracts	470,543	1,420,448	2,032,296
Foreign currency translations	10,707	18,429	24,994

Change in net unrealized appreciation/depreciation	22,079,164	33,334,370	41,836,008

Net realized/unrealized gains (losses)	17,776,859	27,254,243	37,414,239

Change in net assets resulting from operations	$30,636,776	$50,599,813	$65,283,190

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$81,690	$68,538	$63,121
Interest income from affiliates	107	51	51
Dividend income from non-affiliates	9,220,462	8,651,655	8,716,788
Dividend income from affiliates	19,086,985	13,560,058	10,918,430

Total investment income	28,389,244	22,280,302	19,698,390

EXPENSES:
Investment advisory fees	2,522,115	2,058,246	1,874,064
Administration fees	785,490	640,985	583,713
Distribution fees:
Class A (a)	24	25	25
Class C (a)	70	72	73
Class R2	2,947	238	404
Class R3	43,612	20,752	11,399
Service fees:
Class A (a)	24	25	25
Class C (a)	23	24	24
Class I	73,965	37,439	48,540
Class R2	1,474	119	202
Class R3	43,612	20,752	11,399
Class R4	47,298	45,004	36,615
Class R5	222,899	133,576	150,629
Custodian and accounting fees	28,799	28,581	28,537
Interest expense to affiliates	—	81	—
Professional fees	52,555	50,019	48,679
Trustees’ and Chief Compliance Officer’s fees	28,848	28,143	27,618
Printing and mailing costs	42,886	37,074	35,782
Registration and filing fees	192,589	183,306	179,437
Transfer agency fees (See Note 2.G.)	15,016	14,787	14,377
Other	39,021	31,280	29,623

Total expenses	4,143,267	3,330,528	3,081,165

Less fees waived	(2,826,755)	(2,266,030)	(1,930,322)
Less expense reimbursements	(173,653)	(8,108)	(7,586)

Net expenses	1,142,859	1,056,390	1,143,257

Net investment income (loss)	27,246,385	21,223,912	18,555,133

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(575,634)	521,015	929,541
Investments in affiliates	348,317	(79,647)	(50,727)
Futures contracts	(2,122,333)	(1,854,195)	(1,242,121)
Foreign currency transactions	(60,841)	(16,200)	(10,983)

Net realized gain (loss)	(2,410,491)	(1,429,027)	(374,290)

Distributions of capital gains received from investment company affiliates	1,084,827	942,396	914,021

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,113,904)	(1,853,898)	(1,929,905)
Investments in affiliates	40,114,987	33,397,229	29,821,468
Futures contracts	2,120,271	1,517,377	1,390,515
Foreign currency translations	28,276	18,326	16,715

Change in net unrealized appreciation/depreciation	41,149,630	33,079,034	29,298,793

Net realized/unrealized gains (losses)	39,823,966	32,592,403	29,838,524

Change in net assets resulting from operations	$67,070,351	$53,816,315	$48,393,657

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019 (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$49,520	$37,794	$20,059	$224
Interest income from affiliates	33	—	18	—
Dividend income from non-affiliates	7,147,603	5,284,844	2,626,869	344,980
Dividend income from affiliates	8,000,785	5,797,133	2,895,685	365,802

Total investment income	15,197,941	11,119,771	5,542,631	711,006

EXPENSES:
Investment advisory fees	1,456,261	1,066,689	525,056	63,668
Administration fees	453,470	332,095	163,340	19,704
Distribution fees:
Class A (a)	25	25	25	23
Class C (a)	73	73	73	69
Class R2	176	260	236	161
Class R3	7,875	4,027	1,438	1,402
Service fees:
Class A (a)	25	25	25	23
Class C (a)	25	24	24	23
Class I	25,522	30,156	10,889	2,393
Class R2	88	130	118	81
Class R3	7,875	4,027	1,438	1,402
Class R4	26,307	21,392	7,438	1,641
Class R5	96,001	89,605	37,716	1,541
Custodian and accounting fees	28,272	27,808	27,103	26,470
Interest expense to affiliates	762	270	170	—
Professional fees	46,959	44,851	42,147	36,740
Trustees’ and Chief Compliance Officer’s fees	27,105	26,510	25,473	25,367
Printing and mailing costs	31,896	31,859	27,696	7,328
Registration and filing fees	175,625	167,787	145,639	85,070
Transfer agency fees (See Note 2.G.)	12,759	11,405	9,552	5,928
Other	27,382	21,578	19,481	13,929

Total expenses	2,424,483	1,880,596	1,045,077	292,963

Less fees waived	(1,499,289)	(1,171,039)	(669,267)	(84,459)
Less expense reimbursements	(7,229)	(6,639)	(41,346)	(164,996)

Net expenses	917,965	702,918	334,464	43,508

Net investment income (loss)	14,279,976	10,416,853	5,208,167	667,498

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,350,857)	(614,125)	(495,860)	(86,688)
Investments in affiliates	(785,021)	(399,237)	(363,854)	(58,595)
Futures contracts	(1,529,820)	(828,052)	(486,420)	9,924
Foreign currency transactions	(17,651)	(14,169)	(5,193)	—

Net realized gain (loss)	(3,683,349)	(1,855,583)	(1,351,327)	(135,359)

Distributions of capital gains received from investment company affiliates	710,839	518,814	253,953	31,331

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	387,071	106,970	364,747	209,497
Investments in affiliates	24,205,586	17,260,196	8,861,247	1,322,357
Futures contracts	1,258,588	892,095	364,253	—
Foreign currency translations	16,965	11,294	6,068	—

Change in net unrealized appreciation/depreciation	25,868,210	18,270,555	9,596,315	1,531,854

Net realized/unrealized gains (losses)	22,895,700	16,933,786	8,498,941	1,427,826

Change in net assets resulting from operations	$37,175,676	$27,350,639	$13,707,108	$2,095,324

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,859,917	$8,131,146	$23,345,570	$15,088,170
Net realized gain (loss)	(4,600,425)	12,154,836	(6,775,037)	27,037,285
Distributions of capital gains received from investment company non-affiliates	—	43	—	—
Distributions of capital gains received from investment company affiliates	298,120	624,524	694,910	1,439,840
Change in net unrealized appreciation/depreciation	22,079,164	(11,909,797)	33,334,370	(23,030,711)

Change in net assets resulting from operations	30,636,776	9,000,752	50,599,813	20,534,584

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A (b)	(252)	(987)	(119)	(510)
Class C (b)	(190)	(745)	(88)	(383)
Class I	(460,311)	(351,219)	(1,280,092)	(627,086)
Class R2	(2,286)	(865)	(2,808)	(447)
Class R3	(28,325)	(5,547)	(1,869,130)	(24,588)
Class R4	(240,379)	(82,925)	(620,191)	(184,541)
Class R5	(3,680,771)	(1,583,815)	(11,007,209)	(3,587,729)
Class R6	(19,947,899)	(6,457,602)	(33,814,759)	(11,285,207)

Total distributions to shareholders	(24,360,413)	(8,483,705)	(48,594,396)	(15,710,491)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	32,027,833	187,247,524	104,625,354	370,840,121

NET ASSETS:
Change in net assets	38,304,196	187,764,571	106,630,771	375,664,214
Beginning of period	386,667,206	198,902,635	747,069,047	371,404,833

End of period	$424,971,402	$386,667,206	$853,699,818	$747,069,047

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund
Class A
From net investment income	$(987)	$(510)
Class C
From net investment income	(745)	(383)
Class I
From net investment income	(351,219)	(627,086)
Class R2
From net investment income	(865)	(447)
Class R3
From net investment income	(5,547)	(24,588)
Class R4
From net investment income	(82,925)	(184,541)
Class R5
From net investment income	(1,583,815)	(3,587,729)
Class R6
From net investment income	(6,457,602)	(11,285,207)

(b)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,868,951	$16,449,986	$27,246,385	$16,393,212
Net realized gain (loss)	(5,390,370)	28,026,756	(2,410,491)	34,999,030
Distributions of capital gains received from investment company affiliates	968,601	1,718,850	1,084,827	2,004,140
Change in net unrealized appreciation/depreciation	41,836,008	(21,917,480)	41,149,630	(23,617,345)

Change in net assets resulting from operations	65,283,190	24,278,112	67,070,351	29,779,037

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A (b)	(102)	(501)	(90)	(496)
Class C (b)	(69)	(374)	(56)	(366)
Class I	(1,151,813)	(590,893)	(1,528,440)	(699,433)
Class R2	(39,791)	(12,734)	(31,272)	(431)
Class R3	(1,187,337)	(19,575)	(1,274,869)	(55,049)
Class R4	(895,040)	(313,431)	(1,410,468)	(451,659)
Class R5	(9,427,714)	(3,441,193)	(12,728,686)	(4,076,060)
Class R6	(41,334,119)	(12,873,919)	(42,296,140)	(12,252,012)

Total distributions to shareholders	(54,035,985)	(17,252,620)	(59,270,021)	(17,535,506)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	232,788,202	507,301,254	264,705,993	511,736,228

NET ASSETS:
Change in net assets	244,035,407	514,326,746	272,506,323	523,979,759
Beginning of period	869,432,181	355,105,435	910,171,817	386,192,058

End of period	$1,113,467,588	$869,432,181	$1,182,678,140	$910,171,817

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund
Class A
From net investment income	$(501)	$(496)
Class C
From net investment income	(374)	(366)
Class I
From net investment income	(590,893)	(699,433)
Class R2
From net investment income	(12,734)	(431)
Class R3
From net investment income	(19,575)	(55,049)
Class R4
From net investment income	(313,431)	(451,659)
Class R5
From net investment income	(3,441,193)	(4,076,060)
Class R6
From net investment income	(12,873,919)	(12,252,012)

(b)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,223,912	$12,410,097	$18,555,133	$11,588,623
Net realized gain (loss)	(1,429,027)	26,736,922	(374,290)	29,493,296
Distributions of capital gains received from investment company affiliates	942,396	1,619,335	914,021	1,698,456
Change in net unrealized appreciation/depreciation	33,079,034	(15,642,166)	29,298,793	(14,438,332)

Change in net assets resulting from operations	53,816,315	25,124,188	48,393,657	28,342,043

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A (b)	(77)	(489)	(69)	(487)
Class C (b)	(43)	(357)	(34)	(354)
Class I	(746,801)	(348,040)	(1,088,105)	(467,552)
Class R2	(2,114)	(422)	(4,692)	(421)
Class R3	(637,403)	(7,329)	(396,487)	(8,614)
Class R4	(1,229,673)	(384,553)	(1,125,273)	(305,890)
Class R5	(7,314,483)	(2,345,331)	(9,215,500)	(2,422,869)
Class R6	(35,966,849)	(10,276,879)	(34,531,351)	(9,412,945)

Total distributions to shareholders	(45,897,443)	(13,363,400)	(46,361,511)	(12,619,132)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	222,916,459	436,860,635	214,037,591	353,968,123

NET ASSETS:
Change in net assets	230,835,331	448,621,423	216,069,737	369,691,034
Beginning of period	726,640,297	278,018,874	668,948,035	299,257,001

End of period	$957,475,628	$726,640,297	$885,017,772	$668,948,035

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
Class A
From net investment income	$(489)	$(487)
Class C
From net investment income	(357)	(354)
Class I
From net investment income	(348,040)	(467,552)
Class R2
From net investment income	(422)	(421)
Class R3
From net investment income	(7,329)	(8,614)
Class R4
From net investment income	(384,553)	(305,890)
Class R5
From net investment income	(2,345,331)	(2,422,869)
Class R6
From net investment income	(10,276,879)	(9,412,945)

(b)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,279,976	$8,380,510	$10,416,853	$6,116,399
Net realized gain (loss)	(3,683,349)	18,119,722	(1,855,583)	14,178,130
Distributions of capital gains received from investment company affiliates	710,839	1,167,641	518,814	900,078
Change in net unrealized appreciation/depreciation	25,868,210	(8,858,154)	18,270,555	(6,689,348)

Change in net assets resulting from operations	37,175,676	18,809,719	27,350,639	14,505,259

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A (b)	(64)	(485)	(64)	(483)
Class C (b)	(30)	(352)	(30)	(349)
Class I	(414,950)	(291,255)	(505,275)	(334,112)
Class R2	(1,629)	(419)	(2,800)	(415)
Class R3	(232,901)	(3,421)	(98,416)	(4,000)
Class R4	(655,961)	(191,363)	(566,587)	(166,708)
Class R5	(5,070,505)	(1,600,617)	(5,024,680)	(1,317,843)
Class R6	(24,848,177)	(6,998,692)	(17,958,259)	(4,840,279)

Total distributions to shareholders	(31,224,217)	(9,086,604)	(24,156,111)	(6,664,189)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	175,520,063	306,805,837	142,507,742	207,242,417

NET ASSETS:
Change in net assets	181,471,522	316,528,952	145,702,270	215,083,487
Beginning of period	510,053,277	193,524,325	368,052,558	152,969,071

End of period	$691,524,799	$510,053,277	$513,754,828	$368,052,558

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund
Class A
From net investment income	$(485)	$(483)
Class C
From net investment income	(352)	(349)
Class I
From net investment income	(291,255)	(334,112)
Class R2
From net investment income	(419)	(415)
Class R3
From net investment income	(3,421)	(4,000)
Class R4
From net investment income	(191,363)	(166,708)
Class R5
From net investment income	(1,600,617)	(1,317,843)
Class R6
From net investment income	(6,998,692)	(4,840,279)

(b)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,208,167	$2,693,329	$667,498	$183,643
Net realized gain (loss)	(1,351,327)	5,267,395	(135,359)	168,762
Distributions of capital gains received from investment company non-affiliates	—	65	—	8
Distributions of capital gains received from investment company affiliates	253,953	356,862	31,331	23,972
Change in net unrealized appreciation/depreciation	9,596,315	(3,008,035)	1,531,854	(99,762)

Change in net assets resulting from operations	13,707,108	5,309,616	2,095,324	276,623

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A (b)	(63)	(481)	(60)	(473)
Class C (b)	(29)	(348)	(29)	(360)
Class I	(146,510)	(117,013)	(28,903)	(25,117)
Class R2	(2,037)	(415)	(823)	(411)
Class R3	(35,532)	(1,130)	(19,179)	(2,218)
Class R4	(158,605)	(37,588)	(18,059)	(13,597)
Class R5	(1,827,435)	(606,384)	(66,645)	(8,241)
Class R6	(8,074,664)	(2,167,275)	(764,996)	(152,797)

Total distributions to shareholders	(10,244,875)	(2,930,634)	(898,694)	(203,214)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	86,203,689	111,044,009	26,050,653	11,548,027

NET ASSETS:
Change in net assets	89,665,922	113,422,991	27,247,283	11,621,436
Beginning of period	171,060,721	57,637,730	13,863,825	2,242,389

End of period	$260,726,643	$171,060,721	$41,111,108	$13,863,825

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
Class A
From net investment income	$(477)	$(469)
From net realized gains	(4)	(4)
Class C
From net investment income	(344)	(357)
From net realized gains	(4)	(3)
Class I
From net investment income	(116,105)	(24,959)
From net realized gains	(908)	(158)
Class R2
From net investment income	(411)	(408)
From net realized gains	(4)	(3)
Class R3
From net investment income	(1,126)	(2,215)
From net realized gains	(4)	(3)
Class R4
From net investment income	(37,311)	(13,510)
From net realized gains	(277)	(87)
Class R5
From net investment income	(603,660)	(8,208)
From net realized gains	(2,724)	(33)
Class R6
From net investment income	(2,155,304)	(152,219)
From net realized gains	(11,971)	(578)

(b)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$252	$987	$119	$510
Cost of shares redeemed	(45,393)	—	(23,550)	—

Change in net assets resulting from Class A capital transactions	$(45,141)	$987	$(23,431)	$510

Class C (a)
Distributions reinvested	$190	$745	$88	$383
Cost of shares redeemed	(44,378)	—	(22,968)	—

Change in net assets resulting from Class C capital transactions	$(44,188)	$745	$(22,880)	$383

Class I
Proceeds from shares issued	$815,928	$2,010,037	$1,635,832	$5,579,352
Distributions reinvested	460,311	351,219	1,280,092	626,472
Cost of shares redeemed	(7,408,177)	(3,925,197)	(11,783,549)	(5,186,298)

Change in net assets resulting from Class I capital transactions	$(6,131,938)	$(1,563,941)	$(8,867,625)	$1,019,526

Class R2
Proceeds from shares issued	$—	$—	$45,299	$—
Distributions reinvested	2,286	865	2,808	447
Cost of shares redeemed	—	—	(1,380)	—

Change in net assets resulting from Class R2 capital transactions	$2,286	$865	$46,727	$447

Class R3
Proceeds from shares issued	$—	$1,380,914	$40,934,703	$2,540,288
Distributions reinvested	28,325	5,547	1,869,130	24,588
Cost of shares redeemed	(61,923)	(780,580)	(14,337,065)	(137,164)

Change in net assets resulting from Class R3 capital transactions	$(33,598)	$605,881	$28,466,768	$2,427,712

Class R4
Proceeds from shares issued	$2,403,138	$5,194,572	$6,128,817	$11,270,570
Distributions reinvested	240,379	82,925	620,191	184,541
Cost of shares redeemed	(4,812,884)	(556,255)	(12,087,178)	(618,101)

Change in net assets resulting from Class R4 capital transactions	$(2,169,367)	$4,721,242	$(5,338,170)	$10,837,010

Class R5
Proceeds from shares issued	$10,724,080	$72,097,429	$25,116,397	$198,116,089
Distributions reinvested	3,666,923	1,583,815	11,007,209	3,587,729
Cost of shares redeemed	(34,695,428)	(18,546,604)	(67,650,688)	(35,920,266)

Change in net assets resulting from Class R5 capital transactions	$(20,304,425)	$55,134,640	$(31,527,082)	$165,783,552

Class R6
Proceeds from shares issued	$266,863,512	$195,838,855	$304,012,060	$273,091,283
Distributions reinvested	19,868,786	6,457,602	33,615,067	11,285,207
Cost of shares redeemed	(225,978,094)	(73,949,352)	(215,736,080)	(93,605,509)

Change in net assets resulting from Class R6 capital transactions	$60,754,204	$128,347,105	$121,891,047	$190,770,981

Total change in net assets resulting from capital transactions	$32,027,833	$187,247,524	$104,625,354	$370,840,121

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A (a)
Reinvested	14	56	6	26
Redeemed	(2,638)	—	(1,223)	—

Change in Class A Shares	(2,624)	56	(1,217)	26

Class C (a)
Reinvested	11	42	4	19
Redeemed	(2,583)	—	(1,194)	—

Change in Class C Shares	(2,572)	42	(1,190)	19

Class I
Issued	47,193	113,785	84,606	283,361
Reinvested	27,281	19,852	68,674	31,671
Redeemed	(428,573)	(221,577)	(614,103)	(263,716)

Change in Class I Shares	(354,099)	(87,940)	(460,823)	51,316

Class R2
Issued	—	—	2,338	—
Reinvested	136	49	151	23
Redeemed	—	—	(75)	—

Change in Class R2 Shares	136	49	2,414	23

Class R3
Issued	—	76,802	2,129,540	126,150
Reinvested	1,686	316	101,262	1,250
Redeemed	(3,505)	(44,182)	(763,922)	(6,783)

Change in Class R3 Shares	(1,819)	32,936	1,466,880	120,617

Class R4
Issued	137,856	294,672	315,018	574,035
Reinvested	14,380	4,690	33,434	9,325
Redeemed	(290,724)	(31,282)	(664,977)	(31,035)

Change in Class R4 Shares	(138,488)	268,080	(316,525)	552,325

Class R5
Issued	620,782	4,037,048	1,307,381	9,881,842
Reinvested	218,023	89,715	589,535	181,724
Redeemed	(2,006,985)	(1,042,472)	(3,487,459)	(1,806,975)

Change in Class R5 Shares	(1,168,180)	3,084,291	(1,590,543)	8,256,591

Class R6
Issued	15,833,951	11,021,537	15,995,955	13,751,448
Reinvested	1,180,661	365,183	1,798,086	570,451
Redeemed	(13,141,789)	(4,159,114)	(11,245,801)	(4,710,762)

Change in Class R6 Shares	3,872,823	7,227,606	6,548,240	9,611,137

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$101	$501	$90	$495
Cost of shares redeemed	(24,003)	—	(24,501)	—

Change in net assets resulting from Class A capital transactions	$(23,902)	$501	$(24,411)	$495

Class C (a)
Distributions reinvested	$69	$374	$56	$366
Cost of shares redeemed	(23,449)	—	(23,927)	—

Change in net assets resulting from Class C capital transactions	$(23,380)	$374	$(23,871)	$366

Class I
Proceeds from shares issued	$7,165,149	$4,152,093	$7,225,356	$7,810,493
Distributions reinvested	1,133,767	587,027	1,524,904	695,329
Cost of shares redeemed	(13,547,562)	(7,240,508)	(12,348,144)	(5,355,526)

Change in net assets resulting from Class I capital transactions	$(5,248,646)	$(2,501,388)	$(3,597,884)	$3,150,296

Class R2
Proceeds from shares issued	$101,884	$781,190	$704,746	$—
Distributions reinvested	39,791	12,734	31,272	431
Cost of shares redeemed	(9,239)	(618)	(156,703)	—

Change in net assets resulting from Class R2 capital transactions	$132,436	$793,306	$579,315	$431

Class R3
Proceeds from shares issued	$32,660,793	$2,008,458	$27,395,003	$6,076,874
Distributions reinvested	1,181,833	19,575	1,229,216	55,049
Cost of shares redeemed	(12,223,019)	(78,251)	(7,832,146)	(113,063)

Change in net assets resulting from Class R3 capital transactions	$21,619,607	$1,949,782	$20,792,073	$6,018,860

Class R4
Proceeds from shares issued	$9,311,607	$20,061,418	$12,092,151	$27,790,693
Distributions reinvested	895,040	313,431	1,410,468	451,659
Cost of shares redeemed	(19,296,960)	(2,075,498)	(27,814,986)	(2,341,888)

Change in net assets resulting from Class R4 capital transactions	$(9,090,313)	$18,299,351	$(14,312,367)	$25,900,464

Class R5
Proceeds from shares issued	$41,905,465	$166,042,619	$40,035,814	$205,925,597
Distributions reinvested	9,427,714	3,441,193	12,728,686	4,076,060
Cost of shares redeemed	(54,028,811)	(26,766,787)	(68,310,271)	(24,895,959)

Change in net assets resulting from Class R5 capital transactions	$(2,695,632)	$142,717,025	$(15,545,771)	$185,105,698

Class R6
Proceeds from shares issued	$383,514,411	$403,714,233	$407,707,355	$345,647,577
Distributions reinvested	41,122,450	12,873,919	42,078,850	12,240,612
Cost of shares redeemed	(196,518,829)	(70,545,849)	(172,947,296)	(66,328,571)

Change in net assets resulting from Class R6 capital transactions	$228,118,032	$346,042,303	$276,838,909	$291,559,618

Total change in net assets resulting from capital transactions	$232,788,202	$507,301,254	$264,705,993	$511,736,228

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A (a)
Reinvested	5	24	4	23
Redeemed	(1,181)	—	(1,145)	—

Change in Class A Shares	(1,176)	24	(1,141)	23

Class C (a)
Reinvested	3	18	3	16
Redeemed	(1,155)	—	(1,120)	—

Change in Class C Shares	(1,152)	18	(1,117)	16

Class I
Issued	344,626	197,361	336,030	349,024
Reinvested	57,515	28,059	74,116	31,606
Redeemed	(660,000)	(342,410)	(572,494)	(244,369)

Change in Class I Shares	(257,859)	(116,990)	(162,348)	136,261

Class R2
Issued	5,137	37,571	31,820	—
Reinvested	2,021	607	1,530	20
Redeemed	(470)	(30)	(7,455)	—

Change in Class R2 Shares	6,688	38,148	25,895	20

Class R3
Issued	1,609,243	94,485	1,283,435	269,565
Reinvested	60,515	941	60,443	2,513
Redeemed	(617,679)	(3,688)	(376,250)	(4,944)

Change in Class R3 Shares	1,052,079	91,738	967,628	267,134

Class R4
Issued	451,999	968,930	554,452	1,282,958
Reinvested	45,596	14,964	69,205	20,475
Redeemed	(1,006,550)	(97,627)	(1,408,224)	(105,253)

Change in Class R4 Shares	(508,955)	886,267	(784,567)	1,198,180

Class R5
Issued	2,056,301	7,842,204	1,878,227	9,194,887
Reinvested	476,564	164,713	619,047	185,447
Redeemed	(2,618,319)	(1,271,380)	(3,162,412)	(1,124,854)

Change in Class R5 Shares	(85,454)	6,735,537	(665,138)	8,255,480

Class R6
Issued	18,922,407	19,214,790	19,214,323	15,650,457
Reinvested	2,077,071	615,712	2,042,047	556,090
Redeemed	(9,668,574)	(3,363,358)	(8,105,104)	(3,005,753)

Change in Class R6 Shares	11,330,904	16,467,144	13,151,266	13,200,794

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$77	$489	$69	$487
Cost of shares redeemed	(24,884)	—	(25,200)	—

Change in net assets resulting from Class A capital transactions	$(24,807)	$489	$(25,131)	$487

Class C (a)
Distributions reinvested	$43	$357	$34	$354
Cost of shares redeemed	(24,299)	—	(24,609)	—

Change in net assets resulting from Class C capital transactions	$(24,256)	$357	$(24,575)	$354

Class I
Proceeds from shares issued	$3,037,965	$4,065,206	$2,716,487	$6,019,868
Distributions reinvested	743,443	346,357	1,079,643	463,479
Cost of shares redeemed	(7,161,886)	(3,164,843)	(9,529,053)	(3,751,259)

Change in net assets resulting from Class I capital transactions	$(3,380,478)	$1,246,720	$(5,732,923)	$2,732,088

Class R2
Proceeds from shares issued	$44,006	$—	$96,934	$—
Distributions reinvested	2,114	422	4,691	421
Cost of shares redeemed	(1,971)	—	(6,899)	—

Change in net assets resulting from Class R2 capital transactions	$44,149	$422	$94,726	$421

Class R3
Proceeds from shares issued	$16,428,438	$989,668	$9,399,360	$1,023,448
Distributions reinvested	616,407	7,329	377,677	8,614
Cost of shares redeemed	(4,025,498)	(191,025)	(2,785,016)	(40,389)

Change in net assets resulting from Class R3 capital transactions	$13,019,347	$805,972	$6,992,021	$991,673

Class R4
Proceeds from shares issued	$13,551,207	$24,246,140	$9,641,058	$19,543,431
Distributions reinvested	1,229,673	384,553	1,125,273	305,890
Cost of shares redeemed	(24,060,420)	(2,219,069)	(18,374,128)	(1,272,163)

Change in net assets resulting from Class R4 capital transactions	$(9,279,540)	$22,411,624	$(7,607,797)	$18,577,158

Class R5
Proceeds from shares issued	$27,118,383	$121,582,065	$32,549,498	$133,531,661
Distributions reinvested	7,314,116	2,345,331	9,215,500	2,422,869
Cost of shares redeemed	(41,171,929)	(20,017,608)	(44,129,351)	(14,356,875)

Change in net assets resulting from Class R5 capital transactions	$(6,739,430)	$103,909,788	$(2,364,353)	$121,597,655

Class R6
Proceeds from shares issued	$322,105,789	$357,548,813	$298,502,337	$247,734,059
Distributions reinvested	35,781,006	10,276,879	34,404,382	9,412,945
Cost of shares redeemed	(128,585,321)	(59,340,429)	(110,201,096)	(47,078,717)

Change in net assets resulting from Class R6 capital transactions	$229,301,474	$308,485,263	$222,705,623	$210,068,287

Total change in net assets resulting from capital transactions	$222,916,459	$436,860,635	$214,037,591	$353,968,123

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A (a)
Reinvested	3	22	3	21
Redeemed	(1,119)	—	(1,104)	—

Change in Class A Shares	(1,116)	22	(1,101)	21

Class C (a)
Reinvested	2	15	2	15
Redeemed	(1,094)	—	(1,080)	—

Change in Class C Shares	(1,092)	15	(1,078)	15

Class I
Issued	134,134	176,319	118,514	258,044
Reinvested	34,899	15,142	50,063	19,730
Redeemed	(319,350)	(138,165)	(421,451)	(157,658)

Change in Class I Shares	(150,317)	53,296	(252,874)	120,116

Class R2
Issued	2,100	—	4,200	—
Reinvested	99	19	218	18
Redeemed	(91)	—	(293)	—

Change in Class R2 Shares	2,108	19	4,125	18

Class R3
Issued	740,057	42,308	412,791	42,621
Reinvested	29,235	321	17,694	367
Redeemed	(185,322)	(8,085)	(128,530)	(1,734)

Change in Class R3 Shares	583,970	34,544	301,955	41,254

Class R4
Issued	602,549	1,079,220	419,198	848,008
Reinvested	58,086	16,750	52,433	12,973
Redeemed	(1,175,568)	(94,917)	(885,467)	(53,652)

Change in Class R4 Shares	(514,933)	1,001,053	(413,836)	807,329

Class R5
Issued	1,219,414	5,225,416	1,428,259	5,552,107
Reinvested	342,845	102,570	426,333	103,170
Redeemed	(1,849,605)	(874,109)	(1,954,045)	(612,897)

Change in Class R5 Shares	(287,346)	4,453,877	(99,453)	5,042,380

Class R6
Issued	14,571,981	15,562,414	13,200,070	10,528,997
Reinvested	1,672,824	449,042	1,587,485	400,408
Redeemed	(5,787,162)	(2,580,909)	(4,858,693)	(2,005,961)

Change in Class R6 Shares	10,457,643	13,430,547	9,928,862	8,923,444

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$64	$485	$64	$483
Cost of shares redeemed	(25,225)	—	(25,276)	—

Change in net assets resulting from Class A capital transactions	$(25,161)	$485	$(25,212)	$483

Class C (a)
Distributions reinvested	$30	$352	$30	$349
Cost of shares redeemed	(24,629)	—	(24,683)	—

Change in net assets resulting from Class C capital transactions	$(24,599)	$352	$(24,653)	$349

Class I
Proceeds from shares issued	$2,436,144	$3,879,779	$2,561,731	$4,929,297
Distributions reinvested	414,940	287,032	505,274	333,817
Cost of shares redeemed	(8,829,494)	(4,560,146)	(11,616,585)	(3,148,013)

Change in net assets resulting from Class I capital transactions	$(5,978,410)	$(393,335)	$(8,549,580)	$2,115,101

Class R2
Proceeds from shares issued	$24,798	$—	$49,130	$—
Distributions reinvested	1,629	419	2,799	415
Cost of shares redeemed	(411)	—	(742)	—

Change in net assets resulting from Class R2 capital transactions	$26,016	$419	$51,187	$415

Class R3
Proceeds from shares issued	$6,747,796	$404,871	$3,404,559	$506,408
Distributions reinvested	223,775	3,421	91,432	4,000
Cost of shares redeemed	(1,788,447)	(52,359)	(1,019,430)	(70,305)

Change in net assets resulting from Class R3 capital transactions	$5,183,124	$355,933	$2,476,561	$440,103

Class R4
Proceeds from shares issued	$8,380,593	$13,108,419	$6,381,155	$11,322,222
Distributions reinvested	655,961	191,363	566,587	166,708
Cost of shares redeemed	(12,237,851)	(1,329,480)	(10,376,250)	(1,266,528)

Change in net assets resulting from Class R4 capital transactions	$(3,201,297)	$11,970,302	$(3,428,508)	$10,222,402

Class R5
Proceeds from shares issued	$26,577,703	$83,276,836	$25,599,447	$82,330,710
Distributions reinvested	5,070,505	1,600,617	5,024,680	1,317,843
Cost of shares redeemed	(31,238,713)	(10,770,704)	(25,338,258)	(9,206,460)

Change in net assets resulting from Class R5 capital transactions	$409,495	$74,106,749	$5,285,869	$74,442,093

Class R6
Proceeds from shares issued	$243,249,999	$253,944,943	$196,481,386	$144,497,326
Distributions reinvested	24,723,248	6,998,692	17,855,956	4,840,279
Cost of shares redeemed	(88,842,352)	(40,178,703)	(67,615,264)	(29,316,134)

Change in net assets resulting from Class R6 capital transactions	$179,130,895	$220,764,932	$146,722,078	$120,021,471

Total change in net assets resulting from capital transactions	$175,520,063	$306,805,837	$142,507,742	$207,242,417

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A (a)
Reinvested	3	21	3	21
Redeemed	(1,108)	—	(1,110)	—

Change in Class A Shares	(1,105)	21	(1,107)	21

Class C (a)
Reinvested	1	15	1	15
Redeemed	(1,083)	—	(1,085)	—

Change in Class C Shares	(1,082)	15	(1,084)	15

Class I
Issued	106,432	166,184	110,748	211,247
Reinvested	19,052	12,233	23,300	14,230
Redeemed	(383,922)	(192,666)	(507,892)	(135,410)

Change in Class I Shares	(258,438)	(14,249)	(373,844)	90,067

Class R2
Issued	1,087	—	2,114	—
Reinvested	75	18	129	17
Redeemed	(19)	—	(32)	—

Change in Class R2 Shares	1,143	18	2,211	17

Class R3
Issued	296,718	16,980	152,620	20,935
Reinvested	10,415	146	4,252	171
Redeemed	(81,204)	(2,244)	(45,667)	(3,044)

Change in Class R3 Shares	225,929	14,882	111,205	18,062

Class R4
Issued	366,258	569,179	278,379	491,037
Reinvested	30,373	8,131	26,322	7,079
Redeemed	(584,339)	(55,903)	(497,614)	(53,310)

Change in Class R4 Shares	(187,708)	521,407	(192,913)	444,806

Class R5
Issued	1,170,744	3,478,115	1,125,328	3,425,120
Reinvested	233,051	68,273	231,835	56,213
Redeemed	(1,382,085)	(460,710)	(1,124,574)	(393,811)

Change in Class R5 Shares	21,710	3,085,678	232,589	3,087,522

Class R6
Issued	10,675,934	10,770,613	8,629,547	6,151,487
Reinvested	1,132,285	298,034	821,188	206,108
Redeemed	(3,907,263)	(1,707,310)	(2,974,620)	(1,249,547)

Change in Class R6 Shares	7,900,956	9,361,337	6,476,115	5,108,048

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$63	$481	$60	$473
Cost of shares redeemed	(25,235)	—	(23,653)	—

Change in net assets resulting from Class A capital transactions	$(25,172)	$481	$(23,593)	$473

Class C (a)
Distributions reinvested	$29	$348	$29	$360
Cost of shares redeemed	(24,678)	—	(23,389)	—

Change in net assets resulting from Class C capital transactions	$(24,649)	$348	$(23,360)	$360

Class I
Proceeds from shares issued	$2,309,511	$2,809,048	$202,963	$322,139
Distributions reinvested	146,510	116,999	28,903	25,117
Cost of shares redeemed	(5,364,823)	(1,787,967)	(897,579)	(233,360)

Change in net assets resulting from Class I capital transactions	$(2,908,802)	$1,138,080	$(665,713)	$113,896

Class R2
Proceeds from shares issued	$47,517	$—	$14,964	$—
Distributions reinvested	2,036	415	823	411
Cost of shares redeemed	(1,401)	—	(102)	—

Change in net assets resulting from Class R2 capital transactions	$48,152	$415	$15,685	$411

Class R3
Proceeds from shares issued	$1,348,811	$89,822	$678,761	$306,156
Distributions reinvested	32,373	1,130	19,179	2,218
Cost of shares redeemed	(321,928)	—	(159,152)	(62,470)

Change in net assets resulting from Class R3 capital transactions	$1,059,256	$90,952	$538,788	$245,904

Class R4
Proceeds from shares issued	$3,040,332	$2,844,044	$666,238	$1,016,712
Distributions reinvested	158,605	37,588	18,059	13,597
Cost of shares redeemed	(2,623,501)	(326,421)	(1,166,887)	(151,843)

Change in net assets resulting from Class R4 capital transactions	$575,436	$2,555,211	$(482,590)	$878,466

Class R5
Proceeds from shares issued	$16,700,195	$32,915,301	$3,849,097	$706,842
Distributions reinvested	1,827,435	606,384	66,547	8,241
Cost of shares redeemed	(14,070,863)	(5,806,924)	(533,006)	(130,237)

Change in net assets resulting from Class R5 capital transactions	$4,456,767	$27,714,761	$3,382,638	$584,846

Class R6
Proceeds from shares issued	$111,938,645	$91,923,732	$28,825,673	$11,261,766
Distributions reinvested	8,040,291	2,167,275	759,437	152,797
Cost of shares redeemed	(36,956,235)	(14,547,246)	(6,276,312)	(1,690,892)

Change in net assets resulting from Class R6 capital transactions	$83,022,701	$79,543,761	$23,308,798	$9,723,671

Total change in net assets resulting from capital transactions	$86,203,689	$111,044,009	$26,050,653	$11,548,027

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A (a)
Reinvested	3	20	3	27
Redeemed	(1,126)	—	(1,386)	—

Change in Class A Shares	(1,123)	20	(1,383)	27

Class C (a)
Reinvested	1	15	1	21
Redeemed	(1,103)	—	(1,373)	—

Change in Class C Shares	(1,102)	15	(1,372)	21

Class I
Issued	101,579	121,590	11,775	17,648
Reinvested	6,767	5,070	1,744	1,436
Redeemed	(237,238)	(77,241)	(51,877)	(12,650)

Change in Class I Shares	(128,892)	49,419	(38,358)	6,434

Class R2
Issued	2,106	—	869	—
Reinvested	94	18	49	23
Redeemed	(61)	—	(6)	—

Change in Class R2 Shares	2,139	18	912	23

Class R3
Issued	60,061	3,806	39,542	16,929
Reinvested	1,518	49	1,148	127
Redeemed	(14,957)	—	(9,033)	(3,627)

Change in Class R3 Shares	46,622	3,855	31,657	13,429

Class R4
Issued	132,994	124,702	38,166	58,703
Reinvested	7,400	1,625	1,075	774
Redeemed	(125,422)	(13,940)	(71,349)	(8,580)

Change in Class R4 Shares	14,972	112,387	(32,108)	50,897

Class R5
Issued	742,312	1,402,128	222,710	40,115
Reinvested	84,740	26,294	3,886	471
Redeemed	(631,195)	(251,931)	(32,650)	(7,386)

Change in Class R5 Shares	195,857	1,176,491	193,946	33,200

Class R6
Issued	4,952,480	3,953,034	1,666,599	638,962
Reinvested	371,470	93,830	44,720	8,723
Redeemed	(1,642,796)	(628,047)	(366,452)	(96,005)

Change in Class R6 Shares	3,681,154	3,418,817	1,344,867	551,680

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend Income Fund
Class I
Year Ended June 30, 2019	$17.53	$0.45	(g)	$0.49	$0.94	$(0.45)	$(0.50)	$(0.95)
Year Ended June 30, 2018	17.25	0.42	(g)	0.29	0.71	(0.43)	—	(0.43)
Year Ended June 30, 2017	16.50	0.37	(g)(h)	0.72	1.09	(0.34)	—	(0.34)
Year Ended June 30, 2016	16.47	0.33	(g)	0.06	0.39	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2015	16.77	0.29		(0.16)	0.13	(0.31)	(0.12)	(0.43)

Class R2
Year Ended June 30, 2019	17.53	0.39	(g)	0.46	0.85	(0.37)	(0.50)	(0.87)
Year Ended June 30, 2018	17.25	0.34	(g)	0.28	0.62	(0.34)	—	(0.34)
Year Ended June 30, 2017	16.50	0.29	(g)(h)	0.72	1.01	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.47	0.27	(g)	0.05	0.32	(0.27)	(0.02)	(0.29)
Year Ended June 30, 2015	16.77	0.23		(0.17)	0.06	(0.24)	(0.12)	(0.36)

Class R3
Year Ended June 30, 2019	17.54	0.43	(g)	0.46	0.89	(0.41)	(0.50)	(0.91)
Year Ended June 30, 2018	17.24	0.31	(g)	0.35	0.66	(0.36)	—	(0.36)
May 31, 2017 (i) through June 30, 2017	17.28	0.06	(g)(h)	(0.02)	0.04	(0.08)	—	(0.08)

Class R4
Year Ended June 30, 2019	17.52	0.49	(g)	0.45	0.94	(0.44)	(0.50)	(0.94)
Year Ended June 30, 2018	17.24	0.46	(g)	0.25	0.71	(0.43)	—	(0.43)
May 31, 2017 (i) through June 30, 2017	17.28	0.06	(g)(h)	(0.01)	0.05	(0.09)	—	(0.09)

Class R5
Year Ended June 30, 2019	17.53	0.50	(g)	0.46	0.96	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	17.26	0.50	(g)	0.23	0.73	(0.46)	—	(0.46)
Year Ended June 30, 2017	16.50	0.40	(g)(h)	0.73	1.13	(0.37)	—	(0.37)
Year Ended June 30, 2016	16.47	0.35	(g)	0.07	0.42	(0.37)	(0.02)	(0.39)
Year Ended June 30, 2015	16.77	0.33		(0.17)	0.16	(0.34)	(0.12)	(0.46)

Class R6
Year Ended June 30, 2019	17.54	0.52	(g)	0.46	0.98	(0.50)	(0.50)	(1.00)
Year Ended June 30, 2018	17.26	0.48	(g)	0.27	0.75	(0.47)	—	(0.47)
Year Ended June 30, 2017	16.51	0.44	(g)(h)	0.70	1.14	(0.39)	—	(0.39)
Year Ended June 30, 2016	16.48	0.37	(g)	0.06	0.43	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2015	16.78	0.34		(0.18)	0.16	(0.34)	(0.12)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$17.52	5.67%	$7,450,254	0.27%	2.62%		0.65%	57%
17.53	4.09	13,663,281	0.28	2.37		0.70	51
17.25	6.70	14,964,684	0.29	2.19	(h)	0.90	35
16.50	2.39	7,797,395	0.42	2.03		0.98	52
16.47	0.77	5,847,907	0.41	1.90		1.02	24

17.51	5.13	47,876	0.77	2.28		1.16	57
17.53	3.57	45,542	0.78	1.90		1.47	51
17.25	6.18	43,979	0.79	1.73	(h)	2.06	35
16.50	1.97	20,690	0.82	1.65		3.39	52
16.47	0.35	57,882	0.81	1.41		1.62	24

17.52	5.38	565,671	0.52	2.51		0.91	57
17.54	3.81	598,153	0.52	1.72		0.92	51
17.24	0.25	20,052	0.55	4.09	(h)	0.99	35

17.52	5.66	2,290,390	0.27	2.86		0.65	57
17.52	4.10	4,716,203	0.28	2.61		0.67	51
17.24	0.28	20,057	0.30	4.35	(h)	0.74	35

17.51	5.80	62,731,515	0.12	2.88		0.50	57
17.53	4.21	83,274,278	0.13	2.80		0.53	51
17.26	6.94	28,747,350	0.13	2.35	(h)	0.69	35
16.50	2.58	19,314,726	0.22	2.19		0.80	52
16.47	0.95	22,682,759	0.20	2.02		0.87	24

17.52	5.90	351,885,696	0.02	3.00		0.40	57
17.54	4.35	284,278,659	0.03	2.71		0.44	51
17.26	6.97	155,018,550	0.04	2.59	(h)	0.60	35
16.51	2.64	31,351,683	0.17	2.29		0.69	52
16.48	0.99	20,191,251	0.16	2.08		0.77	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2020 Fund
Class I
Year Ended June 30, 2019	$19.63	$0.50		$0.53		$1.03	$(0.51)	$(0.62)	$(1.13)
Year Ended June 30, 2018	19.09	0.48		0.53		1.01	(0.47)	—	(0.47)
Year Ended June 30, 2017	17.89	0.41	(h)	1.19		1.60	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.91	0.38		—	(i)	0.38	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.03	0.37		(0.06)		0.31	(0.35)	(0.08)	(0.43)

Class R2
Year Ended June 30, 2019	19.64	0.46		0.47		0.93	(0.43)	(0.62)	(1.05)
Year Ended June 30, 2018	19.10	0.38		0.54		0.92	(0.38)	—	(0.38)
Year Ended June 30, 2017	17.89	0.32	(h)	1.20		1.52	(0.31)	—	(0.31)
Year Ended June 30, 2016	17.91	0.31		—	(i)	0.31	(0.32)	(0.01)	(0.33)
Year Ended June 30, 2015	18.03	0.28		(0.05)		0.23	(0.27)	(0.08)	(0.35)

Class R3
Year Ended June 30, 2019	19.62	0.58		0.40		0.98	(0.47)	(0.62)	(1.09)
Year Ended June 30, 2018	19.08	0.45		0.52		0.97	(0.43)	—	(0.43)
May 31, 2017 (j) through June 30, 2017	19.12	0.08	(h)	—	(i)	0.08	(0.12)	—	(0.12)

Class R4
Year Ended June 30, 2019	19.62	0.56		0.47		1.03	(0.48)	(0.62)	(1.10)
Year Ended June 30, 2018	19.08	0.53		0.49		1.02	(0.48)	—	(0.48)
May 31, 2017 (j) through June 30, 2017	19.12	0.08	(h)	—	(i)	0.08	(0.12)	—	(0.12)

Class R5
Year Ended June 30, 2019	19.64	0.55		0.51		1.06	(0.54)	(0.62)	(1.16)
Year Ended June 30, 2018	19.10	0.58		0.47		1.05	(0.51)	—	(0.51)
Year Ended June 30, 2017	17.90	0.44	(h)	1.19		1.63	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.91	0.41		0.01		0.42	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.03	0.40		(0.06)		0.34	(0.38)	(0.08)	(0.46)

Class R6
Year Ended June 30, 2019	19.64	0.58		0.51		1.09	(0.56)	(0.62)	(1.18)
Year Ended June 30, 2018	19.10	0.54		0.52		1.06	(0.52)	—	(0.52)
Year Ended June 30, 2017	17.90	0.49	(h)	1.16		1.65	(0.45)	—	(0.45)
Year Ended June 30, 2016	17.92	0.42		—	(i)	0.42	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.03	0.40		(0.04)		0.36	(0.39)	(0.08)	(0.47)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$19.53	5.66%	$17,098,156	0.28%	2.61%		0.62%	33%
19.63	5.32	26,228,824	0.30	2.41		0.64	55
19.09	9.05	24,528,197	0.31	2.24	(h)	0.71	33
17.89	2.16	20,196,469	0.44	2.18		0.79	48
17.91	1.71	14,807,138	0.42	2.06		0.78	17

19.52	5.12	70,631	0.78	2.40		1.19	33
19.64	4.79	23,638	0.80	1.90		1.42	55
19.10	8.57	22,558	0.81	1.73	(h)	1.88	33
17.89	1.74	20,787	0.84	1.76		3.20	48
17.91	1.29	62,995	0.82	1.55		1.36	17

19.51	5.42	30,987,775	0.52	3.03		0.87	33
19.62	5.07	2,386,995	0.53	2.23		0.89	55
19.08	0.39	20,081	0.57	4.85	(h)	0.89	33

19.55	5.67	4,631,069	0.28	2.88		0.63	33
19.62	5.32	10,857,049	0.29	2.66		0.64	55
19.08	0.41	20,085	0.31	5.11	(h)	0.63	33

19.54	5.83	182,770,467	0.13	2.84		0.47	33
19.64	5.49	214,924,361	0.14	2.95		0.49	55
19.10	9.22	51,332,121	0.14	2.39	(h)	0.51	33
17.90	2.41	53,660,447	0.24	2.33		0.60	48
17.91	1.89	58,510,251	0.22	2.19		0.60	17

19.55	5.99	618,141,720	0.03	2.99		0.37	33
19.64	5.57	492,600,914	0.05	2.74		0.39	55
19.10	9.31	295,436,687	0.06	2.62	(h)	0.43	33
17.90	2.41	97,198,855	0.19	2.40		0.51	48
17.92	2.00	75,032,153	0.17	2.21		0.53	17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2025 Fund
Class I
Year Ended June 30, 2019	$20.77	$0.51	(g)	$0.63	$1.14	$(0.51)	$(0.55)	$(1.06)
Year Ended June 30, 2018	20.00	0.47	(g)	0.78	1.25	(0.48)	—	(0.48)
Year Ended June 30, 2017	18.42	0.41	(g)(h)	1.58	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2016	18.51	0.40	(g)	(0.09)	0.31	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.58	0.34		0.01	0.35	(0.35)	(0.07)	(0.42)

Class R2
Year Ended June 30, 2019	20.76	0.43	(g)	0.62	1.05	(0.42)	(0.55)	(0.97)
Year Ended June 30, 2018	20.00	0.43	(g)	0.71	1.14	(0.38)	—	(0.38)
Year Ended June 30, 2017	18.42	0.32	(g)(h)	1.57	1.89	(0.31)	—	(0.31)
Year Ended June 30, 2016	18.51	0.30	(g)	(0.07)	0.23	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	18.58	0.28		(0.01)	0.27	(0.27)	(0.07)	(0.34)

Class R3
Year Ended June 30, 2019	20.75	0.61	(g)	0.48	1.09	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	20.00	0.46	(g)	0.73	1.19	(0.44)	—	(0.44)
May 31, 2017 (i) through June 30, 2017	20.01	0.09	(g)(h)	0.02	0.11	(0.12)	—	(0.12)

Class R4
Year Ended June 30, 2019	20.76	0.55	(g)	0.60	1.15	(0.49)	(0.55)	(1.04)
Year Ended June 30, 2018	20.00	0.53	(g)	0.72	1.25	(0.49)	—	(0.49)
May 31, 2017 (i) through June 30, 2017	20.01	0.09	(g)(h)	0.02	0.11	(0.12)	—	(0.12)

Class R5
Year Ended June 30, 2019	20.78	0.56	(g)	0.61	1.17	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2018	20.01	0.58	(g)	0.71	1.29	(0.52)	—	(0.52)
Year Ended June 30, 2017	18.43	0.44	(g)(h)	1.58	2.02	(0.44)	—	(0.44)
Year Ended June 30, 2016	18.52	0.41	(g)	(0.07)	0.34	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.59	0.38		— (j)	0.38	(0.38)	(0.07)	(0.45)

Class R6
Year Ended June 30, 2019	20.78	0.59	(g)	0.61	1.20	(0.57)	(0.55)	(1.12)
Year Ended June 30, 2018	20.01	0.56	(g)	0.75	1.31	(0.54)	—	(0.54)
Year Ended June 30, 2017	18.43	0.50	(g)(h)	1.54	2.04	(0.46)	—	(0.46)
Year Ended June 30, 2016	18.52	0.43	(g)	(0.08)	0.35	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.58	0.38		0.02	0.40	(0.39)	(0.07)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$20.85	5.89%	$18,383,704	0.29%	2.52%		0.62%	25%
20.77	6.27	23,667,720	0.31	2.27		0.64	57
20.00	10.90	25,137,860	0.32	2.16	(h)	0.74	21
18.42	1.73	21,966,302	0.45	2.19		0.82	45
18.51	1.89	14,107,981	0.43	2.02		0.82	14

20.84	5.38	958,167	0.79	2.10		1.12	25
20.76	5.72	815,793	0.80	2.02		1.14	57
20.00	10.35	22,895	0.82	1.65	(h)	1.89	21
18.42	1.31	20,748	0.85	1.68		3.22	45
18.51	1.46	65,072	0.83	1.49		1.39	14

20.82	5.64	23,836,383	0.54	3.01		0.87	25
20.75	5.94	1,924,841	0.54	2.20		0.87	57
20.00	0.55	20,106	0.58	5.34	(h)	0.94	21

20.87	5.90	7,895,629	0.29	2.71		0.62	25
20.76	6.23	18,420,250	0.30	2.54		0.63	57
20.00	0.57	20,111	0.33	5.60	(h)	0.69	21

20.86	6.05	196,513,224	0.14	2.74		0.47	25
20.78	6.45	197,523,933	0.16	2.76		0.48	57
20.01	11.07	55,475,443	0.16	2.31	(h)	0.53	21
18.43	1.92	51,575,522	0.25	2.25		0.62	45
18.52	2.07	57,570,135	0.22	2.17		0.63	14

20.86	6.15	865,880,481	0.04	2.88		0.37	25
20.78	6.54	627,031,292	0.06	2.67		0.38	57
20.01	11.16	274,383,280	0.07	2.57	(h)	0.44	21
18.43	1.97	84,808,931	0.20	2.37		0.52	45
18.52	2.17	57,094,878	0.18	2.19		0.55	14

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2030 Fund
Class I
Year Ended June 30, 2019	$21.89	$0.50		$0.66	$1.16	$(0.51)	$(0.69)	$(1.20)
Year Ended June 30, 2018	20.86	0.48		1.05	1.53	(0.50)	—	(0.50)
Year Ended June 30, 2017	18.88	0.41	(h)	1.98	2.39	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.09	0.39		(0.20)	0.19	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.13	0.37		0.02	0.39	(0.35)	(0.08)	(0.43)

Class R2
Year Ended June 30, 2019	21.90	0.41		0.64	1.05	(0.40)	(0.69)	(1.09)
Year Ended June 30, 2018	20.87	0.37		1.05	1.42	(0.39)	—	(0.39)
Year Ended June 30, 2017	18.89	0.31	(h)	1.98	2.29	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.10	0.30		(0.19)	0.11	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.14	0.28		0.03	0.31	(0.27)	(0.08)	(0.35)

Class R3
Year Ended June 30, 2019	21.87	0.58		0.52	1.10	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.50		0.97	1.47	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2019	21.88	0.56		0.60	1.16	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.53		1.00	1.53	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2019	21.90	0.55		0.64	1.19	(0.54)	(0.69)	(1.23)
Year Ended June 30, 2018	20.87	0.60		0.96	1.56	(0.53)	—	(0.53)
Year Ended June 30, 2017	18.89	0.45	(h)	1.97	2.42	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.10	0.41		(0.18)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.40		0.03	0.43	(0.39)	(0.08)	(0.47)

Class R6
Year Ended June 30, 2019	21.91	0.59		0.62	1.21	(0.56)	(0.69)	(1.25)
Year Ended June 30, 2018	20.88	0.57		1.01	1.58	(0.55)	—	(0.55)
Year Ended June 30, 2017	18.90	0.51	(h)	1.93	2.44	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.11	0.43		(0.20)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.41		0.04	0.45	(0.40)	(0.08)	(0.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$21.85	5.76%	$28,932,577	0.32%	2.35%		0.62%	17%
21.89	7.32	32,534,033	0.33	2.17		0.64	54
20.86	12.77	28,167,353	0.33	2.07	(h)	0.73	22
18.88	1.04	20,672,603	0.45	2.09		0.81	52
19.09	2.07	16,278,094	0.43	1.93		0.80	14

21.86	5.24	590,828	0.82	1.93		1.13	17
21.90	6.78	24,757	0.83	1.66		1.39	54
20.87	12.20	23,190	0.83	1.56	(h)	1.88	22
18.89	0.62	20,665	0.85	1.61		3.21	52
19.10	1.65	66,965	0.83	1.44		1.36	14

21.81	5.50	26,949,640	0.57	2.73		0.87	17
21.87	7.05	5,862,143	0.57	2.26		0.88	54
20.85	0.61	20,123	0.59	5.80	(h)	0.89	22

21.88	5.75	9,072,008	0.32	2.62		0.62	17
21.88	7.33	26,232,678	0.33	2.39		0.63	54
20.85	0.63	20,128	0.33	6.06	(h)	0.64	22

21.86	5.93	236,899,032	0.17	2.57		0.47	17
21.90	7.50	251,868,228	0.18	2.71		0.48	54
20.87	12.94	67,784,124	0.17	2.24	(h)	0.52	22
18.89	1.23	59,159,371	0.25	2.19		0.62	52
19.10	2.26	72,055,507	0.23	2.09		0.62	14

21.87	6.03	880,234,055	0.07	2.76		0.37	17
21.91	7.58	593,600,518	0.08	2.56		0.38	54
20.88	13.03	290,130,815	0.08	2.54	(h)	0.44	22
18.90	1.28	77,474,074	0.20	2.30		0.52	52
19.11	2.36	54,851,499	0.18	2.13		0.53	14

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2035 Fund
Class I
Year Ended June 30, 2019	$22.78	$0.48	(g)	$0.72	$1.20	$(0.50)	$(0.68)	$(1.18)
Year Ended June 30, 2018	21.54	0.48	(g)	1.26	1.74	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.28	0.42	(g)(h)	2.25	2.67	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.57	0.38	(g)	(0.27)	0.11	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.57	0.34		0.08	0.42	(0.35)	(0.07)	(0.42)

Class R2
Year Ended June 30, 2019	22.79	0.42	(g)	0.67	1.09	(0.42)	(0.68)	(1.10)
Year Ended June 30, 2018	21.55	0.36	(g)	1.27	1.63	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.28	0.31	(g)(h)	2.27	2.58	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.57	0.29	(g)	(0.26)	0.03	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.57	0.27		0.07	0.34	(0.27)	(0.07)	(0.34)

Class R3
Year Ended June 30, 2019	22.77	0.62	(g)	0.52	1.14	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.54	0.44	(g)	1.24	1.68	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	21.52	0.11	(g)(h)	0.04	0.15	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2019	22.78	0.56	(g)	0.64	1.20	(0.47)	(0.68)	(1.15)
Year Ended June 30, 2018	21.54	0.54	(g)	1.20	1.74	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	21.52	0.12	(g)(h)	0.03	0.15	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2019	22.80	0.55	(g)	0.68	1.23	(0.53)	(0.68)	(1.21)
Year Ended June 30, 2018	21.56	0.60	(g)	1.18	1.78	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.29	0.45	(g)(h)	2.27	2.72	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.58	0.41	(g)	(0.26)	0.15	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.58	0.38		0.07	0.45	(0.38)	(0.07)	(0.45)

Class R6
Year Ended June 30, 2019	22.80	0.58	(g)	0.68	1.26	(0.56)	(0.68)	(1.24)
Year Ended June 30, 2018	21.56	0.57	(g)	1.23	1.80	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.29	0.51	(g)(h)	2.22	2.73	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.58	0.43	(g)	(0.27)	0.16	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.57	0.38		0.09	0.47	(0.39)	(0.07)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$22.80	5.73%	$12,978,596	0.35%	2.16%		0.63%	16%
22.78	8.09	16,393,126	0.34	2.08		0.65	52
21.54	13.99	14,352,807	0.34	2.05	(h)	0.80	24
19.28	0.62	10,229,764	0.45	2.00		0.89	53
19.57	2.14	12,247,862	0.43	1.94		0.88	14

22.78	5.20	73,150	0.85	1.90		1.19	16
22.79	7.55	25,147	0.85	1.56		1.40	52
21.55	13.48	23,383	0.84	1.52	(h)	1.91	24
19.28	0.21	20,613	0.85	1.56		3.26	53
19.57	1.72	68,472	0.83	1.39		1.44	14

22.77	5.47	14,104,107	0.60	2.81		0.88	16
22.77	7.79	807,987	0.59	1.91		0.88	52
21.54	0.69	20,135	0.60	6.15	(h)	0.94	24

22.83	5.74	11,117,857	0.35	2.52		0.62	16
22.78	8.09	22,824,531	0.35	2.32		0.64	52
21.54	0.71	20,139	0.35	6.40	(h)	0.69	24

22.82	5.89	143,006,735	0.20	2.45		0.47	16
22.80	8.26	149,444,580	0.20	2.60		0.49	52
21.56	14.21	45,299,205	0.18	2.19	(h)	0.57	24
19.29	0.81	38,009,777	0.25	2.18		0.67	53
19.58	2.33	39,097,276	0.23	2.09		0.71	14

22.82	5.99	776,195,183	0.10	2.61		0.37	16
22.80	8.35	537,094,603	0.09	2.47		0.39	52
21.56	14.31	218,256,416	0.09	2.49	(h)	0.47	24
19.29	0.86	67,700,314	0.20	2.29		0.56	53
19.58	2.43	44,103,932	0.18	2.10		0.60	14

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2040 Fund
Class I
Year Ended June 30, 2019	$23.43	$0.47		$0.72	$1.19	$(0.49)	$(0.86)	$(1.35)
Year Ended June 30, 2018	21.99	0.47		1.48	1.95	(0.51)	—	(0.51)
Year Ended June 30, 2017	19.44	0.41	(h)	2.55	2.96	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.82	0.38		(0.36)	0.02	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.79	0.37		0.07	0.44	(0.35)	(0.06)	(0.41)

Class R2
Year Ended June 30, 2019	23.43	0.45		0.63	1.08	(0.40)	(0.86)	(1.26)
Year Ended June 30, 2018	21.99	0.35		1.48	1.83	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.44	0.30	(h)	2.56	2.86	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.82	0.29		(0.35)	(0.06)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.80	0.27		0.08	0.35	(0.27)	(0.06)	(0.33)

Class R3
Year Ended June 30, 2019	23.42	0.63		0.50	1.13	(0.45)	(0.86)	(1.31)
Year Ended June 30, 2018	21.98	0.43		1.46	1.89	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	21.95	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2019	23.42	0.55		0.64	1.19	(0.46)	(0.86)	(1.32)
Year Ended June 30, 2018	21.98	0.54		1.41	1.95	(0.51)	—	(0.51)
May 31, 2017 (i) through June 30, 2017	21.95	0.12	(h)	0.05	0.17	(0.14)	—	(0.14)

Class R5
Year Ended June 30, 2019	23.44	0.54		0.68	1.22	(0.52)	(0.86)	(1.38)
Year Ended June 30, 2018	22.00	0.62		1.37	1.99	(0.55)	—	(0.55)
Year Ended June 30, 2017	19.45	0.44	(h)	2.55	2.99	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.83	0.41		(0.35)	0.06	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.80	0.41		0.07	0.48	(0.39)	(0.06)	(0.45)

Class R6
Year Ended June 30, 2019	23.44	0.58		0.68	1.26	(0.55)	(0.86)	(1.41)
Year Ended June 30, 2018	22.00	0.56		1.45	2.01	(0.57)	—	(0.57)
Year Ended June 30, 2017	19.45	0.53	(h)	2.48	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.83	0.43		(0.36)	0.07	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.80	0.42		0.07	0.49	(0.40)	(0.06)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$23.27	5.62%	$16,102,073	0.37%	2.04%		0.63%	18%
23.43	8.87	22,131,738	0.36	2.02		0.65	52
21.99	15.35	18,130,080	0.34	1.97	(h)	0.78	19
19.44	0.18	14,121,513	0.45	1.99		0.88	56
19.82	2.24	14,767,955	0.43	1.86		0.89	12

23.25	5.12	121,307	0.87	1.98		1.17	18
23.43	8.33	25,582	0.86	1.49		1.40	52
21.99	14.78	23,616	0.84	1.45	(h)	1.91	19
19.44	(0.23)	20,577	0.85	1.51		3.28	56
19.82	1.77	69,287	0.83	1.37		1.45	12

23.24	5.38	7,995,936	0.62	2.79		0.88	18
23.42	8.62	987,427	0.61	1.81		0.88	52
21.98	0.73	20,145	0.60	6.48	(h)	0.89	19

23.29	5.63	9,186,164	0.36	2.40		0.63	18
23.42	8.88	18,926,546	0.36	2.28		0.64	52
21.98	0.75	20,150	0.35	6.73	(h)	0.64	19

23.28	5.79	161,533,089	0.22	2.36		0.48	18
23.44	9.04	164,942,816	0.21	2.62		0.49	52
22.00	15.52	43,882,327	0.19	2.12	(h)	0.57	19
19.45	0.37	36,208,196	0.25	2.14		0.69	56
19.83	2.43	37,700,436	0.23	2.06		0.72	12

23.29	5.94	690,079,203	0.12	2.52		0.38	18
23.44	9.13	461,882,871	0.11	2.40		0.39	52
22.00	15.62	237,133,554	0.09	2.50	(h)	0.46	19
19.45	0.42	59,798,924	0.20	2.27		0.57	56
19.83	2.48	37,529,276	0.18	2.09		0.61	12

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2045 Fund
Class I
Year Ended June 30, 2019	$23.39	$0.41	(g)	$0.79	$1.20	$(0.48)	$(0.68)	$(1.16)
Year Ended June 30, 2018	21.92	0.46	(g)	1.51	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.38	0.41	(g)(h)	2.54	2.95	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.74	0.39	(g)	(0.35)	0.04	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.71	0.34		0.08	0.42	(0.35)	(0.04)	(0.39)

Class R2
Year Ended June 30, 2019	23.39	0.43	(g)	0.65	1.08	(0.38)	(0.68)	(1.06)
Year Ended June 30, 2018	21.93	0.34	(g)	1.51	1.85	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.38	0.30	(g)(h)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29	(g)	(0.33)	(0.04)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.71	0.27		0.07	0.34	(0.27)	(0.04)	(0.31)

Class R3
Year Ended June 30, 2019	23.37	0.62	(g)	0.51	1.13	(0.44)	(0.68)	(1.12)
Year Ended June 30, 2018	21.91	0.45	(g)	1.47	1.92	(0.46)	—	(0.46)
May 31, 2017 (i) through June 30, 2017	21.88	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2019	23.37	0.54	(g)	0.66	1.20	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.91	0.54	(g)	1.43	1.97	(0.51)	—	(0.51)
May 31, 2017 (i) through June 30, 2017	21.88	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2019	23.40	0.53		0.70	1.23	(0.52)	(0.68)	(1.20)
Year Ended June 30, 2018	21.93	0.60	(g)	1.41	2.01	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.39	0.44	(g)(h)	2.54	2.98	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.75	0.41	(g)	(0.33)	0.08	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.71	0.38		0.09	0.47	(0.39)	(0.04)	(0.43)

Class R6
Year Ended June 30, 2019	23.42	0.57	(g)	0.69	1.26	(0.54)	(0.68)	(1.22)
Year Ended June 30, 2018	21.95	0.56	(g)	1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.40	0.54	(g)(h)	2.47	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.76	0.44	(g)	(0.35)	0.09	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.72	0.39		0.09	0.48	(0.40)	(0.04)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$23.43	5.58%	$7,329,886	0.38%	1.80%		0.64%	21%
23.39	9.01	13,360,800	0.36	1.97		0.67	49
21.92	15.33	12,837,389	0.34	1.99	(h)	0.90	17
19.38	0.27	7,930,339	0.45	2.06		1.05	54
19.74	2.19	6,897,792	0.43	1.95		1.10	15

23.41	5.08	52,411	0.88	1.88		1.23	21
23.39	8.42	25,627	0.86	1.47		1.42	49
21.93	14.81	23,634	0.84	1.46	(h)	1.99	17
19.38	(0.15)	20,592	0.85	1.51		3.39	54
19.74	1.77	69,190	0.83	1.37		1.67	15

23.38	5.31	5,651,934	0.63	2.74		0.91	21
23.37	8.75	369,207	0.62	1.89		0.90	49
21.91	0.72	20,148	0.60	6.56	(h)	0.94	17

23.43	5.61	7,839,682	0.38	2.37		0.64	21
23.37	8.98	12,208,843	0.36	2.27		0.65	49
21.91	0.75	20,152	0.35	6.82	(h)	0.69	17

23.43	5.72	105,707,764	0.23	2.32		0.49	21
23.40	9.19	105,034,052	0.21	2.54		0.50	49
21.93	15.49	30,788,480	0.19	2.14	(h)	0.66	17
19.39	0.46	23,904,086	0.25	2.16		0.83	54
19.75	2.44	23,577,304	0.23	2.07		0.94	15

23.46	5.87	564,943,122	0.13	2.49		0.39	21
23.42	9.27	379,003,604	0.11	2.37		0.41	49
21.95	15.65	149,787,358	0.09	2.56	(h)	0.54	17
19.40	0.51	35,978,570	0.20	2.31		0.68	54
19.76	2.48	19,533,673	0.18	2.15		0.79	15

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2050 Fund
Class I
Year Ended June 30, 2019	$23.40	$0.40	(g)	$0.79	$1.19	$(0.47)	$(0.75)	$(1.22)
Year Ended June 30, 2018	21.93	0.47	(g)	1.50	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.37	0.41	(g)(h)	2.55	2.96	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.73	0.38	(g)	(0.33)	0.05	(0.39)	(0.02)	(0.41)
Year Ended June 30, 2015	19.71	0.35		0.07	0.42	(0.36)	(0.04)	(0.40)

Class R2
Year Ended June 30, 2019	23.40	0.44	(g)	0.64	1.08	(0.39)	(0.75)	(1.14)
Year Ended June 30, 2018	21.93	0.34	(g)	1.51	1.85	(0.38)	—	(0.38)
Year Ended June 30, 2017	19.38	0.30	(g)(h)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29	(g)	(0.32)	(0.03)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2015	19.71	0.27		0.08	0.35	(0.28)	(0.04)	(0.32)

Class R3
Year Ended June 30, 2019	23.39	0.54	(g)	0.60	1.14	(0.43)	(0.75)	(1.18)
Year Ended June 30, 2018	21.92	0.41	(g)	1.50	1.91	(0.44)	—	(0.44)
May 31, 2017 (i) through June 30, 2017	21.89	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2019	23.39	0.53	(g)	0.67	1.20	(0.46)	(0.75)	(1.21)
Year Ended June 30, 2018	21.92	0.53	(g)	1.44	1.97	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	21.89	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2019	23.40	0.53	(g)	0.70	1.23	(0.51)	(0.75)	(1.26)
Year Ended June 30, 2018	21.94	0.63	(g)	1.37	2.00	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.38	0.43	(g)(h)	2.56	2.99	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.74	0.41	(g)	(0.33)	0.08	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2015	19.71	0.39		0.08	0.47	(0.40)	(0.04)	(0.44)

Class R6
Year Ended June 30, 2019	23.42	0.57	(g)	0.68	1.25	(0.54)	(0.75)	(1.29)
Year Ended June 30, 2018	21.95	0.56	(g)	1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.39	0.54	(g)(h)	2.47	3.01	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.75	0.46	(g)	(0.37)	0.09	(0.43)	(0.02)	(0.45)
Year Ended June 30, 2015	19.72	0.41		0.07	0.48	(0.41)	(0.04)	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$23.37	5.60%	$7,583,053	0.37%	1.72%		0.66%	21%
23.40	9.00	16,338,881	0.36	2.00		0.70	50
21.93	15.43	13,337,416	0.34	1.99	(h)	0.96	17
19.37	0.27	8,769,180	0.45	2.01		1.18	60
19.73	2.14	6,897,259	0.43	1.88		1.25	11

23.34	5.12	77,137	0.88	1.95		1.22	21
23.40	8.46	25,610	0.86	1.46		1.45	50
21.93	14.80	23,613	0.84	1.44	(h)	2.05	17
19.38	(0.15)	20,565	0.85	1.51		3.54	60
19.74	1.78	69,207	0.83	1.38		1.82	11

23.35	5.37	3,039,482	0.63	2.41		0.94	21
23.39	8.74	444,018	0.62	1.72		0.92	50
21.92	0.73	20,147	0.60	6.57	(h)	0.92	17

23.38	5.62	5,909,947	0.38	2.32		0.65	21
23.39	9.01	10,425,169	0.36	2.25		0.68	50
21.92	0.75	20,151	0.35	6.82	(h)	0.67	17

23.37	5.80	99,930,390	0.23	2.33		0.50	21
23.40	9.13	94,635,664	0.21	2.66		0.52	50
21.94	15.58	20,970,084	0.19	2.10	(h)	0.72	17
19.38	0.46	17,568,136	0.25	2.17		0.99	60
19.74	2.38	15,617,460	0.23	2.06		1.09	11

23.38	5.85	397,214,819	0.13	2.50		0.41	21
23.42	9.26	246,131,968	0.11	2.39		0.44	50
21.95	15.69	118,550,411	0.09	2.57	(h)	0.58	17
19.39	0.51	22,544,112	0.21	2.41		0.83	60
19.75	2.43	9,591,809	0.18	2.20		0.92	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2055 Fund
Class I
Year Ended June 30, 2019	$23.01	$0.39	(g)	$0.80	$1.19	$(0.47)	$(0.55)	$(1.02)
Year Ended June 30, 2018	21.58	0.46	(g)	1.46	1.92	(0.49)	— (h)	(0.49)
Year Ended June 30, 2017	19.09	0.41	(g)(i)	2.48	2.89	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.40	0.37	(g)	(0.30)	0.07	(0.37)	(0.01)	(0.38)
Year Ended June 30, 2015	19.35	0.35		0.09	0.44	(0.36)	(0.03)	(0.39)

Class R2
Year Ended June 30, 2019	23.01	0.44	(g)	0.64	1.08	(0.38)	(0.55)	(0.93)
Year Ended June 30, 2018	21.58	0.34	(g)	1.46	1.80	(0.37)	— (h)	(0.37)
Year Ended June 30, 2017	19.09	0.30	(g)(i)	2.49	2.79	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.40	0.28	(g)	(0.29)	(0.01)	(0.29)	(0.01)	(0.30)
Year Ended June 30, 2015	19.35	0.27		0.09	0.36	(0.28)	(0.03)	(0.31)

Class R3
Year Ended June 30, 2019	22.99	0.62	(g)	0.52	1.14	(0.44)	(0.55)	(0.99)
Year Ended June 30, 2018	21.57	0.42	(g)	1.43	1.85	(0.43)	— (h)	(0.43)
May 31, 2017 (k) through June 30, 2017	21.54	0.12	(g)(i)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2019	22.99	0.54	(g)	0.66	1.20	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.57	0.55	(g)	1.36	1.91	(0.49)	— (h)	(0.49)
May 31, 2017 (k) through June 30, 2017	21.54	0.12	(g)(i)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2019	23.01	0.54	(g)	0.69	1.23	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	21.59	0.58	(g)	1.37	1.95	(0.53)	— (h)	(0.53)
Year Ended June 30, 2017	19.09	0.44	(g)(i)	2.49	2.93	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.41	0.41	(g)	(0.31)	0.10	(0.41)	(0.01)	(0.42)
Year Ended June 30, 2015	19.36	0.39		0.08	0.47	(0.39)	(0.03)	(0.42)

Class R6
Year Ended June 30, 2019	23.03	0.57	(g)	0.68	1.25	(0.53)	(0.55)	(1.08)
Year Ended June 30, 2018	21.59	0.56	(g)	1.43	1.99	(0.55)	— (h)	(0.55)
Year Ended June 30, 2017	19.10	0.54	(g)(i)	2.40	2.94	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.41	0.47	(g)	(0.35)	0.12	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	19.36	0.40		0.08	0.48	(0.40)	(0.03)	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.005.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)		Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$23.18	5.57%		$2,906,169	0.38%	1.72%		0.73%	21%
23.01	8.93		5,848,930	0.36	2.02		0.86	48
21.58	15.28		4,419,527	0.34	2.03	(i)	1.38	16
19.09	0.43		3,553,395	0.45	1.96		1.66	53
19.40	2.29		2,132,476	0.43	1.89		2.58	16

23.16	5.10		75,324	0.88	1.94		1.29	21
23.01	8.38		25,637	0.86	1.46		1.59	48
21.58	14.70		23,657	0.84	1.46	(i)	2.43	16
19.09	0.00	(j)	20,625	0.85	1.51		4.02	53
19.40	1.87		68,954	0.83	1.38		3.28	16

23.14	5.38		1,189,614	0.63	2.79		1.02	21
22.99	8.61		110,116	0.62	1.79		1.06	48
21.57	0.73		20,142	0.60	6.54	(i)	1.03	16

23.17	5.62		2,973,001	0.38	2.38		0.72	21
22.99	8.89		2,605,586	0.37	2.34		0.78	48
21.57	0.75		20,147	0.35	6.80	(i)	0.78	16

23.18	5.77		44,011,421	0.23	2.38		0.57	21
23.01	9.05		39,178,390	0.21	2.52		0.64	48
21.59	15.49		11,354,942	0.19	2.15	(i)	1.12	16
19.09	0.56		8,126,493	0.25	2.17		1.46	53
19.41	2.48		6,710,477	0.23	2.13		2.43	16

23.20	5.87		209,571,114	0.13	2.53		0.47	21
23.03	9.23		123,240,861	0.11	2.41		0.55	48
21.59	15.54		41,752,071	0.09	2.62	(i)	0.94	16
19.10	0.66		8,100,832	0.21	2.52		1.33	53
19.41	2.52		2,025,206	0.18	2.24		2.01	16

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan SmartRetirement Blend 2060 Fund
Class I
Year Ended June 30, 2019	$17.49	$0.32		$0.66	$0.98	$(0.35)	$(0.16)		$(0.51)
Year Ended June 30, 2018	16.38	0.34		1.16	1.50	(0.39)	—	(h)	(0.39)
August 31, 2016 (j) through June 30, 2017	15.00	0.30	(k)	1.38	1.68	(0.30)	—		(0.30)

Class R2
Year Ended June 30, 2019	17.49	0.29		0.59	0.88	(0.27)	(0.16)		(0.43)
Year Ended June 30, 2018	16.38	0.25		1.16	1.41	(0.30)	—	(h)	(0.30)
August 31, 2016 (j) through June 30, 2017	15.00	0.24	(k)	1.37	1.61	(0.23)	—		(0.23)

Class R3
Year Ended June 30, 2019	17.48	0.39		0.53	0.92	(0.32)	(0.16)		(0.48)
Year Ended June 30, 2018	16.38	0.29		1.16	1.45	(0.35)	—	(h)	(0.35)
May 31, 2017 (l) through June 30, 2017	16.36	0.09	(k)	0.03	0.12	(0.10)	—		(0.10)

Class R4
Year Ended June 30, 2019	17.48	0.41		0.57	0.98	(0.33)	(0.16)		(0.49)
Year Ended June 30, 2018	16.38	0.41		1.08	1.49	(0.39)	—	(h)	(0.39)
May 31, 2017 (l) through June 30, 2017	16.36	0.10	(k)	0.02	0.12	(0.10)	—		(0.10)

Class R5
Year Ended June 30, 2019	17.49	0.58		0.42	1.00	(0.39)	(0.16)		(0.55)
Year Ended June 30, 2018	16.38	0.58		0.95	1.53	(0.42)	—	(h)	(0.42)
August 31, 2016 (j) through June 30, 2017	15.00	0.34	(k)	1.36	1.70	(0.32)	—		(0.32)

Class R6
Year Ended June 30, 2019	17.49	0.46		0.56	1.02	(0.40)	(0.16)		(0.56)
Year Ended June 30, 2018	16.38	0.48		1.06	1.54	(0.43)	—	(h)	(0.43)
August 31, 2016 (j) through June 30, 2017	15.00	0.37	(k)	1.34	1.71	(0.33)	—		(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Amount rounds to less than $0.005.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$17.96	5.83%	$534,035	0.38%		1.87%		1.53%		34%
17.49	9.18	1,191,200	0.37	(i)	1.97	(i)	5.09	(i)	79
16.38	11.31	1,010,299	0.36	(i)	2.35	(i)(k)	14.52	(i)	73

17.94	5.28	41,053	0.89		1.68		2.20		34
17.49	8.63	24,087	0.87	(i)	1.45	(i)	6.08	(i)	79
16.38	10.86	22,175	0.86	(i)	1.84	(i)(k)	15.55	(i)	73

17.92	5.51	830,174	0.64		2.25		1.58		34
17.48	8.85	256,273	0.63	(i)	1.64	(i)	3.29	(i)	79
16.38	0.73	20,143	0.59	(i)	6.91	(i)(k)	7.00	(i)	73

17.97	5.80	359,791	0.38		2.37		1.58		34
17.48	9.13	911,346	0.37	(i)	2.32	(i)	3.61	(i)	79
16.38	0.75	20,148	0.34	(i)	7.16	(i)(k)	6.75	(i)	73

17.94	5.95	4,129,109	0.24		3.33		1.18		34
17.49	9.36	633,283	0.22	(i)	3.30	(i)	3.91	(i)	79
16.38	11.47	49,248	0.20	(i)	2.60	(i)(k)	14.60	(i)	73

17.95	6.09	35,216,946	0.14		2.62		1.10		34
17.49	9.45	10,799,459	0.12	(i)	2.69	(i)	3.38	(i)	79
16.38	11.54	1,076,023	0.08	(i)	2.76	(i)(k)	10.55	(i)	73

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A1, Class C1, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A1, Class C1, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A1, Class C1, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A1, Class C1, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A1, Class C1, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A1, Class C1, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A1, Class C1, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A1, Class C1, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A1, Class C1, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund	Class A1, Class C1, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

[1]	On November 16, 2018, Class A and Class C Shares were liquidated.

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments. The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Blend Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$419,311,244	$1,329,481	$—	$420,640,725

Appreciation in Other Financial Instruments
Futures Contracts (a)	$240,324	$—	$—	$240,324

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(61,526)	$(88,738)	$—	$(150,264)

JPMorgan SmartRetirement Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$846,423,331	$2,738,930	$—	$849,162,261

Appreciation in Other Financial Instruments
Futures Contracts (a)	$692,556	$—	$—	$692,556

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(21,351)	$(156,694)	$—	$(178,045)

JPMorgan SmartRetirement Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,116,287,238	$3,333,698	$—	$1,119,620,936

Appreciation in Other Financial Instruments
Futures Contracts (a)	$991,035	$—	$—	$991,035

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(11,386)	$(193,450)	$—	$(204,836)

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

JPMorgan SmartRetirement Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,172,547,776	$3,318,703	$—	$1,175,866,479

Appreciation in Other Financial Instruments
Futures Contracts (a)	$914,629	$—	$—	$914,629

Depreciation in Other Financial Instruments
Futures Contracts (a)	$—	$(202,606)	$—	$(202,606)

JPMorgan SmartRetirement Blend 2035 Fund
	Level 1 Quoted prices	LEVEL 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$956,361,811	$2,823,896	$—	$959,185,707

Appreciation in Other Financial Instruments
Futures Contracts (a)	$659,404	$—	$—	$659,404

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(5,693)	$(165,164)	$—	$(170,857)

JPMorgan SmartRetirement Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$870,991,296	$2,577,993	$—	$873,569,289

Appreciation in Other Financial Instruments
Futures Contracts (a)	$539,531	$—	$—	$539,531

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(5,693)	$(150,624)	$—	$(156,317)

JPMorgan SmartRetirement Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$691,320,135	$2,009,214	$—	$693,329,349

Appreciation in Other Financial Instruments
Futures Contracts (a)	$552,172	$—	$—	$552,172

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(4,271)	$(116,272)	$—	$(120,543)

JPMorgan SmartRetirement Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$509,608,486	$1,664,350	$—	$511,272,836

Appreciation in Other Financial Instruments
Futures Contracts (a)	$418,804	$—	$—	$418,804

Depreciation in Other Financial Instruments
Futures Contracts(a)	$(2,846)	$(85,659)	$—	$(88,505)

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$260,299,186	$889,653	$—	$261,188,839

Appreciation in Other Financial Instruments
Futures Contracts (a)	$152,315	$—	$—	$152,315

Depreciation in Other Financial Instruments
Futures Contracts (a)	$—	$(43,602)	$—	$(43,602)

JPMorgan SmartRetirement Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$39,835,275	$19,993	$—	$39,855,268

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and U.S. Treasury Notes held as initial margin for futures contracts.

(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Please refer to the SOI for asset class specifics of portfolio holdings.

There were no transfers into and out of level 3 for the year ended June 30, 2019.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or calculating portfolio turnover.

JPMorgan SmartRetirement Blend Income Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	$—	$6,129,401	$—	$—	$(63,661)	$6,065,740	72,194	$33,601	$—
JPMorgan Commodities Strategy Fund Class R6 Shares* (a)	5,414,376	—	5,210,995	(281,867)	78,486	—	—	—	—
JPMorgan Core Bond Fund Class R6 Shares (a)	85,641,137	51,435,778	41,915,384	(568,809)	5,661,100	100,253,822	8,503,293	3,055,948	84,362
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	43,646,460	23,975,831	29,290,012	(306,606)	2,680,125	40,705,798	4,840,166	1,683,109	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,148,604	6,103,067	5,463,358	(299,306)	688,865	8,177,872	998,519	183,951	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	5,991,171	3,709,639	2,058,652	(152,466)	606,704	8,096,396	986,163	320,508	—
JPMorgan Equity Index Fund Class R6 Shares (a)	62,040,556	25,749,273	39,707,049	1,279,181	5,345,339	54,707,300	1,216,258	1,117,855	211,265
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	11,530,579	4,694,137	5,663,946	(258,711)	(53,013)	10,249,046	1,121,340	714,662	—
JPMorgan High Yield Fund Class R6 Shares (a)	26,165,249	18,087,105	10,120,086	(336,161)	945,073	34,741,180	4,805,142	1,936,018	—

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

JPMorgan SmartRetirement Blend Income Fund (continued)

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Income Fund Class R6 Shares (a)	$—	$3,495,924	$622,134	$5,904	$65,147	$2,944,841	308,360	$40,874	$—
JPMorgan Managed Income Fund Class L Shares (a)	—	35,296,360	22,794,234	3,821	53,280	12,559,227	1,249,674	276,922	2,493
JPMorgan Realty Income Fund Class R6 Shares (a)	4,384,299	56,438	4,113,347	55,338	(18,799)	363,929	25,133	56,439	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	—	6,308,161	—	—	37,322	6,345,483	662,887	18,410	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	17,706,320	269,373,752	275,725,514	—	—	11,354,558	11,354,558	362,232	—

Total	$269,668,751	$454,414,866	$442,684,711	$(859,682)	$16,025,968	$296,565,192		$9,800,529	$298,120

JPMorgan SmartRetirement Blend 2020 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	$—	$14,574,433	$—	$—	$(151,476)	$14,422,957	171,661	$79,896	$—
JPMorgan Commodities Strategy Fund Class R6 Shares* (a)	6,093,613	—	5,864,718	(281,731)	52,836	—	—	—	—
JPMorgan Core Bond Fund Class R6 Shares (a)	171,277,993	56,442,240	23,618,645	(613,013)	10,188,436	213,677,011	18,123,580	5,761,982	172,210
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	88,498,245	31,536,928	34,654,184	(415,512)	4,940,697	89,906,174	10,690,389	3,293,808	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,013,842	11,116,360	9,950,779	(547,153)	1,203,111	14,835,381	1,811,402	301,280	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	10,375,705	4,409,691	—	—	742,761	15,528,157	1,891,371	555,330	—
JPMorgan Equity Index Fund Class R6 Shares (a)	149,170,956	24,375,789	57,867,601	252,336	9,328,968	125,260,448	2,784,803	2,516,484	519,624
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	15,352,428	9,022,046	7,652,291	(275,059)	(222,488)	16,224,636	1,775,124	1,015,694	—
JPMorgan High Yield Fund Class R6 Shares (a)	46,702,880	23,732,942	8,659,563	(334,250)	903,031	62,345,040	8,623,104	3,202,372	—
JPMorgan Income Fund Class R6 Shares (a)	—	6,989,190	—	—	131,020	7,120,210	745,572	78,428	—
JPMorgan Managed Income Fund Class L Shares (a)	—	46,400,906	21,795,097	17,115	94,910	24,717,834	2,459,486	405,759	3,076
JPMorgan Realty Income Fund Class R6 Shares (a)	9,548,345	1,372,585	10,542,083	312,016	(159,201)	531,662	36,717	130,940	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	—	12,109,529	—	—	71,690	12,181,219	1,272,522	35,357	—

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2020 Fund (continued)

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	$15,247,983	$308,537,188	$293,982,349	$—	$—	$29,802,822	29,802,822	$474,987	$—

Total	$525,281,990	$550,619,827	$474,587,310	$(1,885,251)	$27,124,295	$626,553,551		$17,852,317	$694,910

JPMorgan SmartRetirement Blend 2025 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	$—	$26,049,602	$—	$—	$(270,837)	$25,778,765	306,817	$142,802	$—
JPMorgan Commodities Strategy Fund Class R6 Shares* (a)	1,304,989	—	1,255,970	(69,207)	20,188	—	—	—	—
JPMorgan Core Bond Fund Class R6 Shares (a)	178,059,686	78,128,267	17,402,531	(653,433)	11,531,909	249,663,898	21,175,903	6,405,699	191,885
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	92,739,670	36,707,814	26,709,600	(313,654)	5,475,661	107,899,891	12,829,951	3,667,262	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	10,551,886	307,607	10,062,481	(1,041,036)	244,024	—	—	307,606	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,908,772	13,922,049	10,666,224	(607,539)	1,393,732	17,950,790	2,191,794	310,145	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	13,378,392	126,497	13,142,323	330,010	(692,576)	—	—	126,497	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	48,914,335	1,571,479	19,470	2,072,506	49,434,832	2,954,861	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	10,767,214	4,570,754	—	—	770,424	16,108,392	1,962,045	576,203	—
JPMorgan Equity Index Fund Class R6 Shares (a)	208,167,108	52,348,248	44,620,682	(257,903)	17,000,625	232,637,396	5,172,019	4,095,505	772,288
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	7,670,957	9,746,780	10,730,516	(276,648)	(95,510)	6,315,063	690,926	615,659	—
JPMorgan High Yield Fund Class R6 Shares (a)	45,787,626	27,581,135	4,089,722	(158,864)	659,364	69,779,539	9,651,388	3,383,509	—
JPMorgan Income Fund Class R6 Shares (a)	—	7,750,972	—	—	149,577	7,900,549	827,283	90,958	—
JPMorgan Managed Income Fund Class L Shares (a)	—	40,711,666	19,796,821	2,881	92,145	21,009,871	2,090,534	407,014	4,428
JPMorgan Realty Income Fund Class R6 Shares (a)	15,275,203	1,609,504	14,206,285	1,288,962	371,011	4,338,395	299,613	251,316	—

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

JPMorgan SmartRetirement Blend 2025 Fund (continued)

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	$—	$13,912,744	$—	$—	$82,362	$13,995,106	1,462,012	$40,621	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	13,850,802	331,268,816	319,085,147	—	—	26,034,471	26,034,471	399,895	—

Total	$611,462,305	$693,656,790	$493,339,781	$(1,736,961)	$38,804,605	$848,846,958		$20,820,691	$968,601

JPMorgan SmartRetirement Blend 2030 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	$—	$33,225,132	$—	$—	$(345,249)	$32,879,883	391,334	$182,139	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	147,703,815	53,627,030	12,076,270	(405,649)	9,065,485	197,914,411	16,786,634	5,140,504	153,573
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	74,939,488	24,772,097	13,909,806	(120,494)	4,296,708	89,977,993	10,698,929	2,929,610	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	12,747,369	371,607	12,164,146	(1,222,039)	267,209	—	—	371,609	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,392,239	635,766	—	—	735,502	13,763,507	1,680,526	635,766	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	15,661,327	148,083	15,395,621	368,007	(781,796)	—	—	148,083	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	62,427,449	—	—	2,798,789	65,226,238	3,898,759	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	9,134,955	5,759,964	—	—	702,352	15,597,271	1,899,789	494,788	—
JPMorgan Equity Index Fund Class R6 Shares (a)	258,541,649	60,515,484	31,174,175	248,957	22,308,790	310,440,705	6,901,750	5,202,821	926,974
JPMorgan High Yield Fund Class R6 Shares (a)	43,805,153	26,348,136	4,901,188	(190,373)	556,444	65,618,172	9,075,819	2,824,847	—
JPMorgan Managed Income Fund Class L Shares (a)	—	26,847,327	—	—	106,566	26,953,893	2,681,979	418,913	4,280
JPMorgan Realty Income Fund Class R6 Shares (a)	18,403,017	3,323,972	18,088,151	1,669,908	337,932	5,646,678	389,964	318,052	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	—	11,187,780	—	—	66,255	11,254,035	1,175,663	32,674	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	15,991,779	326,623,860	322,078,953	—	—	20,536,686	20,536,686	387,179	—

Total	$609,320,791	$635,813,687	$429,788,310	$348,317	$40,114,987	$855,809,472		$19,086,985	$1,084,827

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2035 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	$—	$31,882,295	$—	$—	$(331,105)	$31,551,190	375,520	$174,778	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	83,996,642	25,699,091	14,728,022	(255,440)	4,918,045	99,630,316	8,450,408	2,863,366	88,914
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	42,273,800	25,315,271	3,344,283	(169,117)	2,691,382	66,767,053	7,939,007	1,712,814	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	12,097,876	352,675	11,544,720	(1,090,084)	184,253	—	—	352,675	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,301,484	374,593	—	—	433,356	8,109,433	990,163	374,592	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	14,052,989	132,876	13,823,454	234,787	(597,198)	—	—	132,876	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	60,502,134	—	—	2,616,841	63,118,975	3,772,802	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	6,574,871	2,214,419	—	—	382,064	9,171,354	1,117,096	329,026	—
JPMorgan Equity Index Fund Class R6 Shares (a)	232,475,395	61,717,180	12,649,139	81,363	22,089,930	303,714,729	6,752,217	4,934,388	850,347
JPMorgan High Yield Fund Class R6 Shares (a)	29,943,233	12,689,911	7,231,900	(332,696)	421,125	35,489,673	4,908,668	1,782,821	—
JPMorgan Managed Income Fund Class L Shares (a)	—	15,253,839	—	—	62,844	15,316,683	1,524,048	273,607	3,135
JPMorgan Realty Income Fund Class R6 Shares (a)	14,869,507	5,544,077	16,080,245	1,451,540	525,692	6,310,571	435,813	286,712	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	13,436,736	263,033,778	258,668,592	—	—	17,801,922	17,801,922	342,403	—

Total	$457,022,533	$504,712,139	$338,070,355	$(79,647)	$33,397,229	$656,981,899		$13,560,058	$942,396

JPMorgan SmartRetirement Blend 2040 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	$—	$32,356,202	$—	$—	$(336,180)	$32,020,022	381,100	$177,375	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	48,487,843	13,273,838	14,640,189	(276,120)	2,701,365	49,546,737	4,202,437	1,566,334	51,892
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	24,866,465	12,012,046	4,844,064	(163,270)	1,411,245	33,282,422	3,957,482	897,349	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	12,085,194	352,306	11,544,080	(1,143,460)	250,040	—	—	352,305	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,383,294	290,081	1,689,349	(111,836)	403,684	5,275,874	644,185	290,082	—

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

JPMorgan SmartRetirement Blend 2040 Fund (continued)

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	$14,860,220	$1,816,948	$16,457,414	$591,740	$(811,494)	$—	—	$140,508	$—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	65,867,783	1,232,812	25,263	2,787,737	67,447,971	4,031,558	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,659,395	1,474,494	70,264	(18,572)	264,696	6,309,749	768,544	227,735	—
JPMorgan Equity Index Fund Class R6 Shares (a)	234,240,432	64,618,221	10,374,022	41,348	22,253,489	310,779,468	6,909,281	5,024,160	858,847
JPMorgan High Yield Fund Class R6 Shares (a)	25,764,075	10,607,115	9,998,936	(583,061)	461,813	26,251,006	3,630,845	1,408,878	—
JPMorgan Managed Income Fund Class L Shares (a)	—	15,965,129	—	—	66,940	16,032,069	1,595,231	284,031	3,282
JPMorgan Realty Income Fund Class R6 Shares (a)	15,280,950	3,898,997	15,489,963	1,587,241	368,133	5,645,358	389,873	284,343	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	11,884,697	249,184,294	248,661,424	—	—	12,407,567	12,407,567	265,330	—

Total	$398,512,565	$471,717,454	$335,002,517	$(50,727)	$29,821,468	$564,998,243		$10,918,430	$914,021

JPMorgan SmartRetirement Blend 2045 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	$—	$27,249,190	$—	$—	$(283,055)	$26,966,135	320,949	$149,379	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	29,520,316	5,690,837	13,695,226	(292,245)	1,441,871	22,665,553	1,922,439	829,021	29,972
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	13,928,875	4,893,459	7,349,376	(195,439)	663,798	11,941,317	1,419,895	426,697	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	9,697,507	2,214,274	11,248,740	(908,020)	244,979	—	—	343,283	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,140,950	180,144	1,461,251	(99,874)	270,646	3,030,615	370,038	180,144	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	11,198,013	105,880	11,015,483	33,461	(321,871)	—	—	105,881	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	52,386,970	—	—	2,272,280	54,659,250	3,267,140	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,783,110	161,941	1,202,650	(139,740)	229,432	2,832,093	344,956	161,939	—
JPMorgan Equity Index Fund Class R6 Shares (a)	183,905,139	63,747,494	5,865,788	70,526	18,869,483	260,726,854	5,796,506	4,113,632	678,063
JPMorgan High Yield Fund Class R6 Shares (a)	19,146,106	7,333,752	8,896,226	(514,766)	369,935	17,438,801	2,412,006	983,647	—

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2045 Fund (continued)

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Managed Income Fund Class L Shares (a)	$—	$13,628,374	$1,048,450	$(1,048)	$53,141	$12,632,017	1,256,917	$230,483	$2,804
JPMorgan Realty Income Fund Class R6 Shares (a)	13,093,958	4,086,420	13,691,644	1,262,124	394,947	5,145,805	355,373	241,125	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	10,245,288	199,925,349	193,954,853	—	—	16,215,784	16,215,784	235,554	—

Total	$298,659,262	$381,604,084	$269,429,687	$(785,021)	$24,205,586	$434,254,224		$8,000,785	$710,839

JPMorgan SmartRetirement Blend 2050 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	$—	$20,052,888	$—	$—	$(208,372)	$19,844,516	236,188	$109,929	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	21,609,789	4,494,909	11,962,554	(246,700)	1,035,506	14,930,950	1,266,408	595,049	21,849
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	9,700,304	6,157,021	5,951,690	(167,201)	533,758	10,272,192	1,221,426	319,999	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	6,543,665	190,759	6,251,199	(649,219)	165,994	—	—	190,759	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,393,651	142,239	1,452,547	(91,713)	219,263	2,210,893	269,950	142,238	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	8,223,575	1,221,760	9,318,320	175,820	(302,835)	—	—	89,568	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	39,109,887	—	—	1,674,220	40,784,107	2,437,783	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,339,132	826,178	427,753	(53,925)	154,854	2,838,486	345,735	108,704	—
JPMorgan Equity Index Fund Class R6 Shares (a)	132,939,336	46,132,488	3,484,955	25,985	13,511,327	189,124,181	4,204,628	3,005,380	494,853
JPMorgan High Yield Fund Class R6 Shares (a)	13,806,088	5,945,104	6,826,993	(358,968)	249,751	12,814,982	1,772,473	722,293	—
JPMorgan Managed Income Fund Class L Shares (a)	—	10,265,300	579,440	(579)	40,892	9,726,173	967,778	175,505	2,112
JPMorgan Realty Income Fund Class R6 Shares (a)	9,058,773	2,338,228	9,546,012	967,263	185,838	3,004,090	207,465	166,540	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	6,789,278	144,760,817	137,445,632	—	—	14,104,463	14,104,463	171,169	—

Total	$214,403,591	$281,637,578	$193,247,095	$(399,237)	$17,260,196	$319,655,033		$5,797,133	$518,814

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

JPMorgan SmartRetirement Blend 2055 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	$—	$10,064,647	$—	$—	$(104,412)	$9,960,235	118,546	$55,175	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	9,782,496	3,347,638	5,726,290	(125,801)	523,596	7,801,639	661,717	288,558	10,489
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,446,515	3,677,206	2,798,028	(80,316)	277,560	5,522,937	656,711	160,086	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	3,307,426	400,924	3,475,185	(352,133)	118,968	—	—	106,053	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,336,481	61,236	349,463	(25,860)	87,736	1,110,130	135,547	61,236	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,746,010	1,445,020	5,169,029	40,166	(62,167)	—	—	49,686	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	21,328,197	322,494	(2,202)	892,957	21,896,458	1,308,814	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,311,217	427,379	377,065	(44,280)	90,225	1,407,476	171,434	58,630	—
JPMorgan Equity Index Fund Class R6 Shares (a)	62,035,222	32,821,209	2,615,189	(50,918)	6,760,127	98,950,451	2,199,877	1,511,982	242,402
JPMorgan High Yield Fund Class R6 Shares (a)	6,430,071	3,278,328	3,174,380	(178,561)	121,877	6,477,335	895,897	352,547	—
JPMorgan Managed Income Fund Class L Shares (a)	—	5,161,815	378,510	(380)	20,322	4,803,247	477,935	86,463	1,062
JPMorgan Realty Income Fund Class R6 Shares (a)	4,454,701	1,472,163	4,970,536	456,431	134,458	1,547,217	106,852	81,547	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	3,423,216	94,023,022	92,935,433	—	—	4,510,805	4,510,805	83,722	—

Total	$100,273,355	$177,508,784	$122,291,602	$(363,854)	$8,861,247	$163,987,930		$2,895,685	$253,953

JPMorgan SmartRetirement Blend 2060 Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)	$—	$1,511,132	$—	$—	$(16,752)	$1,494,380	17,786	$8,278	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	371,184	1,245,868	382,124	4,215	66,846	1,305,989	110,771	35,518	1,346
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	406,965	510,283	305,144	(4,234)	29,262	637,132	75,759	19,805	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	255,255	235,277	470,002	(37,782)	17,252	—	—	12,871	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	107,941	89,224	51,980	(4,147)	10,451	151,489	18,497	5,552	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	326,503	258,453	583,652	(9,198)	7,894	—	—	5,610	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	3,188,455	—	—	121,762	3,310,217	197,861	—	—

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2060 Fund (continued)

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$91,327	$150,896	$95,964	$(6,122)	$11,489	$151,626	18,468	$3,154	$—
JPMorgan Equity Index Fund Class R6 Shares (a)	5,357,220	10,685,855	835,603	(36,319)	1,027,827	16,198,980	360,137	212,075	29,985
JPMorgan High Yield Fund Class R6 Shares (a)	506,966	774,375	375,112	(14,523)	11,630	903,336	124,943	41,563	—
JPMorgan Realty Income Fund Class R6 Shares (a)	356,737	579,264	712,261	49,515	34,696	307,951	21,267	9,889	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	59,739	20,336,401	19,360,542	—	—	1,035,598	1,035,598	11,487	—

Total	$7,839,837	$39,565,483	$23,172,384	$(58,595)	$1,322,357	$25,496,698		$365,802	$31,331

(a)	Investment in affiliate fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

C. Futures Contracts — The Funds used treasury and index futures contracts to manage and hedge interest rate and equity price risk associated with portfolio investments. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2019:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend Income Fund
Long Futures Contracts:
Equity	$7,592,456		$7,801,600
Interest Rate	11,760,256		5,755,781

Short Futures Contracts:
Equity	6,574,528		6,819,126
Interest Rate	7,627,783	(a)	—

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend 2020 Fund
Long Futures Contracts:
Equity	$20,064,612		$25,867,040
Interest Rate	24,506,094		12,918,531

Short Futures Contracts:
Equity	11,090,331		10,023,719
Interest Rate	14,034,183	(a)	—

JPMorgan SmartRetirement Blend 2025 Fund
Long Futures Contracts:
Equity	34,026,657		38,865,780
Interest Rate	31,494,185		15,732,469

Short Futures Contracts:
Equity	11,720,121		11,494,622
Interest Rate	18,465,745	(a)	—

JPMorgan SmartRetirement Blend 2030 Fund
Long Futures Contracts:
Equity	35,891,361		40,110,260
Interest Rate	24,236,181		8,825,531

Short Futures Contracts:
Equity	11,924,375		11,404,621
Interest Rate	12,112,175		—

JPMorgan SmartRetirement Blend 2035 Fund
Long Futures Contracts:
Equity	29,736,296		32,753,580
Interest Rate	25,670,815	(b)	—

Short Futures Contracts:
Equity	9,394,674		9,594,810
Interest Rate	15,103,543	(a)	—

JPMorgan SmartRetirement Blend 2040 Fund
Long Futures Contracts:
Equity	27,251,548		28,596,050
Interest Rate	23,384,964	(b)	—

Short Futures Contracts:
Equity	8,929,968		8,781,978
Interest Rate	13,729,056	(a)	—

JPMorgan SmartRetirement Blend 2045 Fund
Long Futures Contracts:
Equity	22,392,636		26,591,260
Interest Rate	17,674,741	(b)	—

Short Futures Contracts:
Equity	6,622,782		6,737,815
Interest Rate	10,834,619	(a)	—

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend 2050 Fund
Long Futures Contracts:
Equity	$16,874,386		$21,267,000
Interest Rate	13,008,128	(b)	—

Short Futures Contracts:
Equity	4,922,311		4,954,978
Interest Rate	8,156,350	(a)	—

JPMorgan SmartRetirement Blend 2055 Fund
Long Futures Contracts:
Equity	7,816,442		8,211,310
Interest Rate	6,233,232	(b)	—

Short Futures Contracts:
Equity	2,458,997		2,438,497
Interest Rate	3,614,661	(a)	—

JPMorgan SmartRetirement Blend 2060 Fund
Long Futures Contracts:
Equity	178,481	(c)	—
Interest Rate	238,504	(d)	—

Short Futures Contracts:
Equity	143,956	(e)	—

(a)	For the period July 1, 2018 through January 31, 2019.
(b)	For the period July 1, 2018 through February 28, 2019.
(c)	For the period August 1, 2018 through June 30, 2019.
(d)	For the period August 1, 2018 through August 31, 2018.
(e)	For the period February 1, 2019 through June 30, 2019.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Blend Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$120,525
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	119,799

Total		$240,324

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(150,264)

JPMorgan SmartRetirement Blend 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$423,677
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	268,879

Total		$692,556

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(178,045)

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

JPMorgan SmartRetirement Blend 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$663,595
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	327,440

Total		$991,035

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(204,836)

JPMorgan SmartRetirement Blend 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$730,945
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	183,684

Total		$914,629

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(202,606)

JPMorgan SmartRetirement Blend 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$659,404

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(170,857)

JPMorgan SmartRetirement Blend 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$539,531

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(156,317)

JPMorgan SmartRetirement Blend 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$552,172

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(120,543)

JPMorgan SmartRetirement Blend 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$418,804

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(88,505)

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$152,315

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(43,602)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2019, by primary underlying risk exposure:

JPMorgan SmartRetirement Blend Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,535,560)
Interest rate contracts	105,142

Total	$(1,430,418)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$428,885
Interest rate contracts	41,658

Total	$470,543

JPMorgan SmartRetirement Blend 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,112,913)
Interest rate contracts	458,113

Total	$(654,800)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,300,675
Interest rate contracts	119,773

Total	$1,420,448

JPMorgan SmartRetirement Blend 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,590,005)
Interest rate contracts	527,471

Total	$(1,062,534)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,893,503
Interest rate contracts	138,793

Total	$2,032,296

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

JPMorgan SmartRetirement Blend 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(2,181,291)
Interest rate contracts	58,958

Total	$(2,122,333)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,115,688
Interest rate contracts	4,583

Total	$2,120,271

JPMorgan SmartRetirement Blend 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,782,085)
Interest rate contracts	(72,110)

Total	$(1,854,195)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,655,939
Interest rate contracts	(138,562)

Total	$1,517,377

JPMorgan SmartRetirement Blend 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,194,054)
Interest rate contracts	(48,067)

Total	$(1,242,121)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,535,565
Interest rate contracts	(145,050)

Total	$1,390,515

JPMorgan SmartRetirement Blend 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,445,183)
Interest rate contracts	(84,637)

Total	$(1,529,820)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,346,589
Interest rate contracts	(88,001)

Total	$1,258,588

94	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

JPMorgan SmartRetirement Blend 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(792,733)
Interest rate contracts	(35,319)

Total	$(828,052)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$966,491
Interest rate contracts	(74,396)

Total	$892,095

JPMorgan SmartRetirement Blend 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(469,579)
Interest rate contracts	(16,841)

Total	$(486,420)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$399,841
Interest rate contracts	(35,588)

Total	$364,253

JPMorgan SmartRetirement Blend 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$9,808
Interest rate contracts	116

Total	$9,924

The Funds’ derivatives contracts held at June 30, 2019 are not accounted for as hedging instruments under GAAP.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of shares of the Funds for the year ended June 30, 2019 are as follows:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Blend Income Fund
Transfer agency fees	$4	$4	$540	$4	$95	$232	$1,120	$7,864	$9,863
JPMorgan SmartRetirement Blend 2020 Fund
Transfer agency fees	6	6	684	35	536	301	2,104	9,428	13,100
JPMorgan SmartRetirement Blend 2025 Fund
Transfer agency fees	5	5	824	81	610	381	1,861	11,809	15,576
JPMorgan SmartRetirement Blend 2030 Fund
Transfer agency fees	5	5	870	84	131	412	2,419	11,090	15,016
JPMorgan SmartRetirement Blend 2035 Fund
Transfer agency fees	5	5	1,110	34	686	393	1,494	11,060	14,787
JPMorgan SmartRetirement Blend 2040 Fund
Transfer agency fees	5	5	1,413	34	361	392	1,893	10,274	14,377
JPMorgan SmartRetirement Blend 2045 Fund
Transfer agency fees	5	5	741	34	635	327	1,299	9,713	12,759
JPMorgan SmartRetirement Blend 2050 Fund
Transfer agency fees	5	5	760	34	458	348	1,330	8,465	11,405
JPMorgan SmartRetirement Blend 2055 Fund
Transfer agency fees	5	5	1,046	34	305	235	855	7,067	9,552
JPMorgan SmartRetirement Blend 2060 Fund
Transfer agency fees	26	26	314	107	61	171	441	4,782	5,928

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

96	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement Blend Income Fund	$(1)	$144,803	$(144,802)
JPMorgan SmartRetirement Blend 2020 Fund	—	268,016	(268,016)
JPMorgan SmartRetirement Blend 2025 Fund	—	334,597	(334,597)
JPMorgan SmartRetirement Blend 2030 Fund	—	325,349	(325,349)
JPMorgan SmartRetirement Blend 2035 Fund	—	303,877	(303,877)
JPMorgan SmartRetirement Blend 2040 Fund	(1)	301,377	(301,376)
JPMorgan SmartRetirement Blend 2045 Fund	—	223,250	(223,250)
JPMorgan SmartRetirement Blend 2050 Fund	—	158,614	(158,614)
JPMorgan SmartRetirement Blend 2055 Fund	—	78,700	(78,700)
JPMorgan SmartRetirement Blend 2060 Fund	—	2,933	(2,933)

The reclassifications for the Funds relate primarily to investments in regulated investment companies and foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.79%	1.29%	0.54%	1.04%	0.79%	0.54%	0.39%	0.29%

The expense limitation agreements were in effect for the year ended June 30, 2019 and are in place until at least October 31, 2019.

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$1,082,960	$180,925	$1,867	$1,265,752	$367,867
JPMorgan SmartRetirement Blend 2020 Fund	1,980,938	254,209	2,684	2,237,831	501,531
JPMorgan SmartRetirement Blend 2025 Fund	2,446,062	292,688	2,770	2,741,520	449,110
JPMorgan SmartRetirement Blend 2030 Fund	2,522,115	300,903	3,737	2,826,755	173,653
JPMorgan SmartRetirement Blend 2035 Fund	1,997,112	265,938	2,980	2,266,030	8,108
JPMorgan SmartRetirement Blend 2040 Fund	1,675,533	251,607	3,182	1,930,322	7,586
JPMorgan SmartRetirement Blend 2045 Fund	1,275,585	221,298	2,406	1,499,289	7,229
JPMorgan SmartRetirement Blend 2050 Fund	976,379	192,395	2,265	1,171,039	6,639
JPMorgan SmartRetirement Blend 2055 Fund	525,056	142,204	2,007	669,267	41,346
JPMorgan SmartRetirement Blend 2060 Fund	63,668	19,698	1,093	84,459	164,996

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

98	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

4. Investment Transactions

For the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Blend Income Fund	$259,597,579	$238,413,809	$1,322,363	$979,387
JPMorgan SmartRetirement Blend 2020 Fund	319,468,978	256,720,281	2,356,359	1,574,016
JPMorgan SmartRetirement Blend 2025 Fund	438,673,599	237,890,661	3,111,999	2,293,566
JPMorgan SmartRetirement Blend 2030 Fund	386,585,975	167,043,292	3,002,654	2,298,562
JPMorgan SmartRetirement Blend 2035 Fund	320,930,428	128,929,210	2,590,042	1,893,816
JPMorgan SmartRetirement Blend 2040 Fund	301,379,342	130,859,290	2,564,191	1,758,900
JPMorgan SmartRetirement Blend 2045 Fund	270,471,251	119,443,746	1,998,458	1,349,156
JPMorgan SmartRetirement Blend 2050 Fund	203,987,761	86,830,867	1,585,841	939,413
JPMorgan SmartRetirement Blend 2055 Fund	122,826,478	43,906,248	884,889	454,716
JPMorgan SmartRetirement Blend 2060 Fund	32,270,996	8,603,567	19,882	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$401,914,967	$19,342,772	$526,954	$18,815,818
JPMorgan SmartRetirement Blend 2020 Fund	819,390,100	31,199,678	913,006	30,286,672
JPMorgan SmartRetirement Blend 2025 Fund	1,079,141,374	42,517,590	1,251,829	41,265,761
JPMorgan SmartRetirement Blend 2030 Fund	1,130,070,303	47,460,668	952,470	46,508,198
JPMorgan SmartRetirement Blend 2035 Fund	919,853,861	41,285,024	1,464,632	39,820,392
JPMorgan SmartRetirement Blend 2040 Fund	834,026,915	40,503,892	578,304	39,925,588
JPMorgan SmartRetirement Blend 2045 Fund	664,044,184	30,180,311	463,517	29,716,794
JPMorgan SmartRetirement Blend 2050 Fund	489,430,312	22,493,501	320,678	22,172,823
JPMorgan SmartRetirement Blend 2055 Fund	251,092,030	10,613,552	408,030	10,205,522
JPMorgan SmartRetirement Blend 2060 Fund	38,445,139	1,430,045	19,916	1,410,129

For the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2019 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$15,888,380	$8,472,033	$24,360,413
JPMorgan SmartRetirement Blend 2020 Fund	31,386,153	17,208,243	48,594,396
JPMorgan SmartRetirement Blend 2025 Fund	36,520,092	17,515,893	54,035,985
JPMorgan SmartRetirement Blend 2030 Fund	37,909,666	21,360,355	59,270,021
JPMorgan SmartRetirement Blend 2035 Fund	29,949,054	15,948,389	45,897,443
JPMorgan SmartRetirement Blend 2040 Fund	28,798,946	17,562,565	46,361,511
JPMorgan SmartRetirement Blend 2045 Fund	21,255,760	9,968,457	31,224,217
JPMorgan SmartRetirement Blend 2050 Fund	16,115,912	8,040,198	24,156,110
JPMorgan SmartRetirement Blend 2055 Fund	7,131,583	3,113,292	10,244,875
JPMorgan SmartRetirement Blend 2060 Fund	799,608	99,086	898,694

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The tax character of distributions paid during the year ended June 30, 2018 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$8,483,705	$—	$8,483,705
JPMorgan SmartRetirement Blend 2020 Fund	15,710,491	—	15,710,491
JPMorgan SmartRetirement Blend 2025 Fund	17,252,620	—	17,252,620
JPMorgan SmartRetirement Blend 2030 Fund	17,535,506	—	17,535,506
JPMorgan SmartRetirement Blend 2035 Fund	13,363,400	—	13,363,400
JPMorgan SmartRetirement Blend 2040 Fund	12,619,132	—	12,619,132
JPMorgan SmartRetirement Blend 2045 Fund	9,086,604	—	9,086,604
JPMorgan SmartRetirement Blend 2050 Fund	6,664,189	—	6,664,189
JPMorgan SmartRetirement Blend 2055 Fund	2,914,778	15,856	2,930,634
JPMorgan SmartRetirement Blend 2060 Fund	203,138	76	203,214

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$180,780	$(1,185,282)	$18,507,965
JPMorgan SmartRetirement Blend 2020 Fund	311,839	(1,834,023)	29,866,439
JPMorgan SmartRetirement Blend 2025 Fund	385,493	1,599,487	41,235,370
JPMorgan SmartRetirement Blend 2030 Fund	368,916	4,274,017	46,512,047
JPMorgan SmartRetirement Blend 2035 Fund	324,212	2,266,724	39,819,962
JPMorgan SmartRetirement Blend 2040 Fund	292,340	3,201,306	39,927,987
JPMorgan SmartRetirement Blend 2045 Fund	217,205	546,193	29,714,114
JPMorgan SmartRetirement Blend 2050 Fund	159,521	1,278,986	22,173,568
JPMorgan SmartRetirement Blend 2055 Fund	81,944	104,744	10,205,503
JPMorgan SmartRetirement Blend 2060 Fund	15,657	—	1,410,128

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of futures contracts, post-October capital loss deferrals and straddle loss deferrals.

As of June 30, 2019, the following Funds had the following net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan SmartRetirement Blend Income Fund	$636,427	$548,855
JPMorgan SmartRetirement Blend 2020 Fund	962,488	871,535

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of:

	Net Capital Losses (Gains)
	Short-Term	Long-Term
JPMorgan SmartRetirement Blend Income Fund	$927,131	$62,496
JPMorgan SmartRetirement Blend 2020 Fund	2,878,889	(2,673,324)
JPMorgan SmartRetirement Blend 2025 Fund	1,724,873	—
JPMorgan SmartRetirement Blend 2030 Fund	2,060,296	—
JPMorgan SmartRetirement Blend 2035 Fund	1,061,147	—
JPMorgan SmartRetirement Blend 2040 Fund	1,326,952	—
JPMorgan SmartRetirement Blend 2045 Fund	875,733	—
JPMorgan SmartRetirement Blend 2050 Fund	950,380	—
JPMorgan SmartRetirement Blend 2055 Fund	349,674	—

100	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2019. Average borrowings from the Facility during the year ended June 30, 2019, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement Blend 2020 Fund	$21,805,224	3.15%	1	$1,908
JPMorgan SmartRetirement Blend 2025 Fund	7,066,510	3.15	1	618

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2019. Average borrowings from the Credit Facility for, or at any time during the year ended June 30, 2019 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement Blend Income Fund	$46,000,000	3.47%	1	$4,438

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

As of June 30, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Blend Income Fund	2	45.3%
JPMorgan SmartRetirement Blend 2020 Fund	1	38.6
JPMorgan SmartRetirement Blend 2025 Fund	2	45.2
JPMorgan SmartRetirement Blend 2030 Fund	1	36.4
JPMorgan SmartRetirement Blend 2035 Fund	1	34.4
JPMorgan SmartRetirement Blend 2040 Fund	1	42.1
JPMorgan SmartRetirement Blend 2045 Fund	2	48.8
JPMorgan SmartRetirement Blend 2050 Fund	1	43.6
JPMorgan SmartRetirement Blend 2055 Fund	2	49.3
JPMorgan SmartRetirement Blend 2060 Fund	3	46.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2019, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Fund:

% of Net Assets
JPMorgan Emerging Markets Research Enhanced Equity Fund	89.0%
JPMorgan BetaBuilders MSCI U.S REIT ETF	58.6
JPMorgan Equity Index Fund	42.2
JPMorgan Emerging Markets Strategic Debt Fund	10.4

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in unaffiliated and affiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

102	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund and JPMorgan SmartRetirement Blend 2060 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund and JPMorgan SmartRetirement Blend 2060 Fund (ten of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

104	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	105

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

106	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	107

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

108	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend Income Fund
Class I
Actual	$1,000.00	$1,091.30	$1.40	0.27%
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R2
Actual	1,000.00	1,088.10	3.99	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77
Class R3
Actual	1,000.00	1,089.40	2.69	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class R4
Actual	1,000.00	1,091.40	1.40	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R5
Actual	1,000.00	1,091.50	0.62	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Class R6
Actual	1,000.00	1,092.00	0.10	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02

JPMorgan SmartRetirement Blend 2020 Fund
Class I
Actual	1,000.00	1,100.50	1.46	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R2
Actual	1,000.00	1,097.60	4.00	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	109

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2020 Fund (continued)
Class R3
Actual	$1,000.00	$1,099.30	$2.71	0.52%
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class R4
Actual	1,000.00	1,100.50	1.41	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R5
Actual	1,000.00	1,101.30	0.63	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Class R6
Actual	1,000.00	1,101.80	0.10	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02

JPMorgan SmartRetirement Blend 2025 Fund
Class I
Actual	1,000.00	1,116.20	1.52	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class R2
Actual	1,000.00	1,113.60	4.14	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R3
Actual	1,000.00	1,114.40	2.83	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R4
Actual	1,000.00	1,116.10	1.52	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class R5
Actual	1,000.00	1,117.00	0.73	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Class R6
Actual	1,000.00	1,117.50	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04

JPMorgan SmartRetirement Blend 2030 Fund
Class I
Actual	1,000.00	1,126.60	1.69	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R2
Actual	1,000.00	1,123.60	4.32	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R3
Actual	1,000.00	1,125.60	3.00	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class R4
Actual	1,000.00	1,126.40	1.69	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R5
Actual	1,000.00	1,127.90	0.90	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Class R6
Actual	1,000.00	1,127.80	0.37	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

110	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2035 Fund
Class I
Actual	$1,000.00	$1,136.40	$1.85	0.35%
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R2
Actual	1,000.00	1,133.90	4.50	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R3
Actual	1,000.00	1,134.80	3.18	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R4
Actual	1,000.00	1,136.80	1.85	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R5
Actual	1,000.00	1,137.60	1.06	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	1,137.60	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10

JPMorgan SmartRetirement Blend 2040 Fund
Class I
Actual	1,000.00	1,144.40	2.02	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Class R2
Actual	1,000.00	1,141.60	4.67	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R3
Actual	1,000.00	1,143.60	3.35	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63
Class R4
Actual	1,000.00	1,144.90	2.02	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Class R5
Actual	1,000.00	1,145.20	1.22	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Class R6
Actual	1,000.00	1,146.30	0.69	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13

JPMorgan SmartRetirement Blend 2045 Fund
Class I
Actual	1,000.00	1,148.00	2.08	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R2
Actual	1,000.00	1,145.40	4.73	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R3
Actual	1,000.00	1,146.70	3.41	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class R4
Actual	1,000.00	1,148.10	2.08	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R5
Actual	1,000.00	1,148.90	1.28	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	111

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2045 Fund (continued)
Class R6
Actual	$1,000.00	$1,149.80	$0.75	0.14%
Hypothetical	1,000.00	1,024.10	0.70	0.14

JPMorgan SmartRetirement Blend 2050 Fund
Class I
Actual	1,000.00	1,147.80	2.08	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R2
Actual	1,000.00	1,145.60	4.73	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R3
Actual	1,000.00	1,147.00	3.41	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class R4
Actual	1,000.00	1,148.50	2.08	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R5
Actual	1,000.00	1,149.30	1.28	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R6
Actual	1,000.00	1,149.20	0.75	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14

JPMorgan SmartRetirement Blend 2055 Fund
Class I
Actual	1,000.00	1,148.10	2.08	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R2
Actual	1,000.00	1,145.20	4.73	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R3
Actual	1,000.00	1,146.80	3.41	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class R4
Actual	1,000.00	1,148.20	2.08	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R5
Actual	1,000.00	1,148.90	1.28	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R6
Actual	1,000.00	1,149.80	0.75	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14

JPMorgan SmartRetirement Blend 2060 Fund
Class I
Actual	1,000.00	1,149.20	2.08	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R2
Actual	1,000.00	1,145.90	4.74	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R3
Actual	1,000.00	1,147.40	3.41	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class R4
Actual	1,000.00	1,148.30	2.08	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39

112	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2060 Fund (continued)
Class R5
Actual	$1,000.00	$1,149.50	$1.33	0.25%
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R6
Actual	1,000.00	1,150.50	0.75	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	113

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019:

Dividends Received Deduction
JPMorgan SmartRetirement Blend Income Fund	7.50%
JPMorgan SmartRetirement Blend 2020 Fund	9.02
JPMorgan SmartRetirement Blend 2025 Fund	11.37
JPMorgan SmartRetirement Blend 2030 Fund	13.28
JPMorgan SmartRetirement Blend 2035 Fund	15.17
JPMorgan SmartRetirement Blend 2040 Fund	15.67
JPMorgan SmartRetirement Blend 2045 Fund	16.93
JPMorgan SmartRetirement Blend 2050 Fund	16.30
JPMorgan SmartRetirement Blend 2055 Fund	18.45
JPMorgan SmartRetirement Blend 2060 Fund	22.18

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement Blend Income Fund	$8,472,033
JPMorgan SmartRetirement Blend 2020 Fund	17,208,243
JPMorgan SmartRetirement Blend 2025 Fund	17,515,893
JPMorgan SmartRetirement Blend 2030 Fund	21,360,355
JPMorgan SmartRetirement Blend 2035 Fund	15,948,389
JPMorgan SmartRetirement Blend 2040 Fund	17,562,565
JPMorgan SmartRetirement Blend 2045 Fund	9,968,457
JPMorgan SmartRetirement Blend 2050 Fund	8,040,198
JPMorgan SmartRetirement Blend 2055 Fund	3,113,292
JPMorgan SmartRetirement Blend 2060 Fund	99,086

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019:

Qualified Dividend Income
JPMorgan SmartRetirement Blend Income Fund	$2,249,875
JPMorgan SmartRetirement Blend 2020 Fund	4,527,616
JPMorgan SmartRetirement Blend 2025 Fund	6,463,187
JPMorgan SmartRetirement Blend 2030 Fund	7,019,953
JPMorgan SmartRetirement Blend 2035 Fund	5,984,381
JPMorgan SmartRetirement Blend 2040 Fund	5,413,059
JPMorgan SmartRetirement Blend 2045 Fund	4,412,424
JPMorgan SmartRetirement Blend 2050 Fund	3,126,357
JPMorgan SmartRetirement Blend 2055 Fund	1,706,099
JPMorgan SmartRetirement Blend 2060 Fund	252,218

114	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-SRB-619

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2019 – $1,201,900

2018 – $1,337,222

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2019 – $219,260

2018 – $232,880

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2019 – $460,875

2018 – $491,711

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2019 and 2018, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2019 – Not applicable

2018 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2019 – 0.0%

2018 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018 - $30.9 million

2017 - $32.7 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 30, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 30, 2019